UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 454-3965

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Consulting Group

Capital Markets Funds

Annual Report

»	August 31, 2016

•	Large Cap Equity Fund

•	Small-Mid Cap Equity Fund

•	International Equity Fund

•	Emerging Markets Equity Fund

•	Core Fixed Income Fund

•	High Yield Fund

•	International Fixed Income Fund

•	Municipal Bond Fund

•	Inflation-Linked Fixed Income Fund

•	Ultra-Short Term Fixed Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

Global risk markets were volatile over the twelve months ending August 31, 2016. Over the period, the S&P 500® Index i gained 12.54%. Despite positive returns, a number of events contributed to increased volatility and investor uncertainty. These included questions over a precipitous decline in oil prices, global central bank policy, Brexit, and the US presidential election, among others. Additionally, markets saw a transition towards “bond proxy” yield producing securities, as global interest rates remained at historic lows. For the twelve months, the Telecommunication Services and Utilities sectors posted the strongest returns, while the Energy, Financials, and Health Care sectors registered the weakest performance amongst the major S&P 500® Index i sectors. During the period, U.S. equities were the top-performing global equity market.

All sectors in the S&P 500® Index i generated a positive total return over the twelve month period. Telecommunication Services (+23.4%), Utilities (+20.3%), Consumer Staples (+18.1%), Information Technology (+18.7%), Industrials (+17.6%), Materials (+14.7%), and Consumer Discretionary (+9.3%), Energy (+7.7%), Financials (+7.1%), and Health Care (+5.0%).

Morgan Stanley & Co. economists expect U.S. real GDP growth will be approximately 1.7% in 2016 and 1.5% in 2017. They forecast global GDP growth to be close to 1.4% in 2016 and 1.2% in 2017.

Equity markets saw a style rotation over the period, with value outperforming growth, reversing trends in recent years. The large-cap Russell 1000® Growth Index ii increased 10.5%. The Russell 1000® Index iv, a large-cap index, gained 11.7% for the period. The Russell 1000® Value Index iii, also a large-cap index, rose 12.9% for the period. The Russell 2000® Growth Index v, a small-cap index, rose by 3.54% for the period. The small-cap Russell 2000® Index vii also gained over the period, as it increased by 8.6%. The Russell 2000® Value Index vi, also a small-cap index, increased 13.8% for the period.

Over the twelve-month period, the MSCI All Country World Index ix increased 7.9% in U.S. dollar terms, the MSCI Emerging Markets Index (Net) x gained 11.8% in U.S. dollar terms, and the MSCI EAFE® Index (Net) xi (a benchmark for developed markets) fell 0.1% in U.S. dollar terms.

Over the twelve-month period, bond market returns were mixed. The Barclays Capital U.S. Aggregate Bond Index xii, a general measure of the bond market, rose 6.0% for the period. Interest rates decreased during the period, as the yield on the 10-Year U.S. Treasury note moved down significantly from 2.2% to 1.6%. Riskier parts of the bond market such as U.S. High Yield debt increased during the period. The Barclays Capital U.S. Corporate High-Yield Bond Index xiii, a measure of lower-rated corporate bonds, gained 9.1%.

Consulting Group Capital Markets (CGCM) Funds

Large Capitalization Equity Fund returned +7.1% in the fiscal year, underperforming both the Russell 1000® Index iv, which returned +11.7% in the period, and the average performance of mutual funds included in the Lipper Large-Cap Core xiv investment category, which returned +9.3%. The fund’s results incorporate the returns of the CGCM Large Capitalization Growth Investments Fund prior to the merger with the CGCM Large Capitalization Value Investments Fund in February and the returns of the merged fund thereafter. Prior to the merger, the fund’s growth emphasis relative to the core benchmark negatively impacted returns. Subsequent to the merger, favorable stock selection in the Information Technology, Consumer Staples, and Consumer Discretionary sectors enhanced returns, while poor stock selection in the Health Care sector detracted value relative to the index.

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Small-Mid Capitalization Equity Fund returned -5.5% over the yearly performance period, as compared to the +8.8% increase of the Russell 2500® Index viii and the +7.7% return of the average mutual fund included in the Lipper Small-Cap Core xv investment category. The fund’s results incorporate the returns of the CGCM Small Capitalization Growth Investments Fund prior to the merger with the CGCM Small Capitalization Value Investments Fund in February and the returns of the merged fund thereafter. Prior to the merger, the fund’s growth emphasis relative to the core benchmark was a large drag on returns. Subsequent to the merger, the fund’s underweighting in the Utilities and Financials sectors, which were two of the index’s worst performing sectors, added value. The fund’s overweighting in two of the market’s top performing sectors — Information Technology and Health Care — aided returns. However, the fund underperformed the market in the Health Care, Financials, and Information Technology sectors due to stock selection, partially offsetting the positive sector allocations.

International Equity Fund returned +1.0% in the annual reporting period that ended on August 31, 2016, as compared to the -0.1% return of the MSCI EAFE® Index (Net) xi and the -0.2% return for the average mutual fund included in Lipper’s International Large-Cap Core xvi investment category. Favorable stock selection in France and Japan and exposure to Korea aided returns over the fiscal annual period, while unfavorable stock selection in the United Kingdom and the fund’s underweight to the Australian market detracted value. From a sector perspective, the fund’s overweight in the Information Technology sector and underweight in Financials added value, as did outperformance in the Information Technology, Health Care, and Consumer Discretionary sectors. Underperformance in the Financials and Industrials sectors detracted value, as did the fund’s underweighting in REITs.

Emerging Markets Equity Fund registered twelve-month performance of +15.3% and outperformed both the +11.8% return of the MSCI Emerging Markets Index (Net) x and the +10.1% return of the average mutual fund included in Lipper’s Emerging Markets xvii investment category. Positive stock selection in China and Taiwan added value, as did the fund’s overweight in Indonesia and Brazil. The fund’s underweight to Korea and overweight to India detracted value. Favorable stock selection in the Financials, Consumer Staples, and Information Technology sectors added value, while underperformance in Health Care and Materials detracted value.

Core Fixed Income Fund returned +5.8% in the fiscal year, slightly trailing the +6.0% return of its market benchmark, the Barclays Capital U.S. Aggregate BondTM Index xii, but exceeding the +5.6% increase for the average mutual fund included in Lipper’s Core Bond xviii investment category. While the fund’s overweight in the investment grade credit and high yield sectors added value relative to the index, unfavorable security selection detracted value.

High Yield Fund returned +4.0% in the annual fiscal reporting period, below the +9.1% return of the Barclays Capital U.S. Corporate High-Yield Index xiii and the +6.1% average return of mutual funds included in Lipper’s High Yield xix investment category. The fund was negatively impacted by both poor sector selection and poor security selection and did not participate fully in the recovery in the high yield market in the second half of the fiscal year after reducing its exposure to CCC credits.

International Fixed Income Fund returned +9.7%, as compared to the +9.0% return of the Citigroup Non-USD World Government Bond Index (USD) Hedged xx and the +7.7% return for the average mutual fund included in Lipper’s International Income xxi investment category. Local market sector allocations added value, while country allocations negatively impacted performance.

Municipal Bond Fund’s twelve-month performance of +6.1% in the fiscal period ended August 31, 2016 fell short of the +6.9% return of the Barclays Capital U.S. Municipal Bond Index xxii, as well as the +7.0% increase in the average mutual fund included in Lipper’s General & Insured Municipal Debt xxiii investment category. An overweight to shorter duration securities and an underweight to lower-quality, long dated, zero coupon securities detracted from performance. The fund’s increased exposure to the longer end of the maturity curve and an overweight to spread sectors such as hospitals and higher education added value relative to the index.

Inflation-Linked Fixed Income Fund and Ultra-Short Fixed Income Fund were incepted on March 15, 2016. Since inception through August 31, 2016, the Inflation-Linked Fixed Income Fund returned +4.6%, which matched the return of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index xxiv. Duration positioning

II

detracted slightly from returns, while yield curve positioning was additive. The fund’s spread sector positioning focused primarily on high-quality sources of yield such as corporate issues concentrated within financials.

Ultra-Short Fixed Income Fund returned +0.9% and outperformed the Citigroup 3-Month U.S. Treasury Bill Index xxv, which returned +0.1%. Relative to the index, the fund benefitted from holdings in investment grade credit and select holdings of high yield and securitized credit.

Additional information regarding the investment managers of the CGCM Funds and commentary specific to each individual sub-adviser is available in the Annual Report following this Shareholder Letter.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the CGCM Funds.

Sincerely,

David Berdon

Chief Executive Officer

III

Although the statements of fact and data contained herein have been obtained from, and are based upon, sources the firm believes reliable, we do not guarantee their accuracy, and any such information may be incomplete or condensed. All opinions included in this report constitute the firm’s judgment as of the date herein, and are subject to change without notice. This material is for informational purposes only, and is not intended as an offer or solicitation with respect to the purchase or sale of any security. This report may contain forward-looking statements, and there can be no guarantee that they will come to pass. The index returns shown are preliminary and subject to change. Past performance is not a guarantee of future results.

Index Definitions

i.	The S&P 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Please note that an investor cannot invest directly in an index.
ii.	The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
iii.	The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
iv.	The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on the market capitalization. Please note that an investor cannot invest directly in an index.
v.	The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
vi.	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
vii.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. Please note that an investor cannot invest directly in an index.
viii.	The Russell 2500® Index includes the smallest 2,500 U.S. companies out of the Russell 3000® Index universe. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
ix.	The MSCI All Country World Index is a free float-adjusted market capitalization index that is designated to measure equity market performance in the global developed emerging markets. Please note that an investor cannot invest directly in an index.
x.	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xi.	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE® Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xii.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related, and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xiii.	The Barclays Capital U.S. Corporate High Yield Bond Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xiv.	The Lipper Large-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xv.	The Lipper Small-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xvi.	The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xvii.	The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xviii.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in nonbenchmark sectors such as high-yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xix.	The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xx.

The Citigroup Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the Citigroup World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan

IV

regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xxi.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xxii.	The Barclays Capital U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xxiii.	The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xxiv.	Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index — The Barclays US TIPS Index is an unmanaged market index comprised of all US Treasury Inflation Protected Securities rated investment grade (Baa3/BBB- or better), have at lease one year to final maturity, and at least $250 million par amount outstanding.
xxv.	Citigroup 3-Month U.S. Treasury Bill Index — Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the index. The index is rebalanced monthly by market capitalization.

Risk Considerations

Equity securities may fluctuate in response to news on companies, industries, market conditions, and general economic environment.

Investing in foreign markets entails risks not typically associated with domestic markets, such as currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, and the potential for political instability. These risks may be magnified in countries with emerging markets and frontier markets, since these countries may have relatively unstable governments and less established markets and economies.

Investing in small- to medium-sized companies entails special risks, such as limited product lines, markets, and financial resources, and greater volatility than securities of larger, more established companies.

The value of fixed income securities will fluctuate and, upon a sale, may be worth more or less than their original cost or maturity value. Bonds are subject to interest rate risk, call risk, reinvestment risk, liquidity risk, and credit risk of the issuer.

High yield bonds (bonds rated below investment grade) may have speculative characteristics and present significant risks beyond those of other securities, including greater credit risk, price volatility, and limited liquidity in the secondary market. High yield bonds should comprise only a limited portion of a balanced portfolio.

Yields are subject to change with economic conditions. Yield is only one factor that should be considered when making an investment decision.

Asset allocation and diversification do not assure a profit or protect against loss in declining financial markets.

The indices are unmanaged. An investor cannot invest directly in an index. They are shown for illustrative purposes only and do not represent the performance of any specific investment.

Because of their narrow focus, sector investments tend to be more volatile than investments that diversify across many sectors and companies.

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected.

V

Performance of the Consulting Group Capital Markets Funds For the Year/Period Ended August 31, 2016†*

Large Cap Equity Fund	7.08%
Russell 1000® Index (1)	11.69%

Small-Mid Cap Equity Fund	-5.51%
Russell 2500® Index (2)	8.79%

International Equity Fund	0.96%
The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) (3)	-0.12%

Emerging Markets Equity Fund	15.31%
MSCI Emerging Markets Index (Net) (4)	11.83%

Core Fixed Income Fund	5.84%
Barclays Capital U.S. Aggregate BondTM Index (5)	5.97%

High Yield Fund	4.02%
Barclays Capital U.S. Corporate High-Yield Index (6)	9.07%

International Fixed Income Fund	9.56%
Citigroup Non-USD World Government Bond Index (USD) Hedged (7)	9.00%

Municipal Bond Fund	6.14%
Barclays Capital U.S. Municipal Bond Index (8)	6.88%

Inflation-Linked Fixed Income Fund***	4.59%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (9)	5.37%

Ultra-Short Term Fixed Income Fund***	0.89%
Citigroup 3-Month U.S. Treasury Bill Index (10)	0.18%

Entities previous to reorganization on February 5, 2016. (See Note 8)

Large Capitalization Growth Investments
Russell 1000® Growth Index (11)	10.54%

Large Capitalization Value Equity Investments
Russell 1000® Value Index (12)	12.92%

Small Capitalization Growth Investments
Russell 2000® Growth Index (13)	3.55%

Small Capitalization Value Equity Investments
Russell 2000® Value Index (14)	13.80%

See pages 26 through 29 for all footnotes.

VI

Large Cap Equity Fund

ABOUT THE SUBADVISERS
•Columbia Management Investment Advisers, LLC (“CMIA”)

CMIA uses a combination of fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing it’s portion of the Fund’s portfolio. In selecting investments, CMIA considers, among other factors:

· overall economic and market conditions; and
· the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

CMIA may sell a security when the security’s price reaches a target set by CMIA; if CMIA believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

•BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000® Index. The Fund will be substantially invested in securities in the Russell 1000® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

•Lazard Asset Management, LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.
Lazard manages an all cap, concentrated strategy designed to leverage the best collection of ideas from the US Equity team. It is benchmark-agnostic, seeking to outperform any broad-based market index (i.e., S&P 500® Index, Russell 1000® Index, Russell 3000® Index) by investing in companies that compound earnings and capital and by taking advantage of valuation anomalies.

For the period of September 1, 2015, through August 31, 2016, the Sub-advisers for CGCM Large Cap Equity Fund (“Fund”) were Columbia Management Investment Advisers, LLC (“CMIA”), BlackRock Financial Management, Inc. (“BlackRock”), Lazard Asset Management, LLC (“Lazard”), Delaware Investments Fund Advisers (“Delaware”), Wedgewood Partners, Inc. (“Wedgewood”), and Lyrical Asset Management, LP (“Lyrical”).

The portion of the Fund managed by Columbia Threadneedle outperformed the Fund’s market index benchmark, the Russell 1000® Growth Index, for the period of March 4, 2016 — August 31, 2015. Overall our high-quality, high-growth companies fared well, with many companies exceeding revenue and earnings expectations. These strong underlying fundamentals were in stark contrast to the broader market, which in this modest- to low-growth trajectory economy, has struggled to generate positive earnings growth. Toward the end of the period, volatility increased, as the much-anticipated BREXIT referendum caught the market off guard. The sell-off proved to be short-lived, as U.S. equities rallied strongly to close out the period. The bulk of the outperformance occurred in the information technology sector. The portfolio also outperformed on a relative basis in the consumer discretionary and consumer staples sectors. These positives outweighed lesser results in the health care and materials sectors, which detracted. In the information technology sector, holdings in ecommerce leaders Alibaba and MercadoLibre were notable contributors. In June, our position in professional social networking firm LinkedIn rallied significantly as the company agreed to be acquired by Microsoft. The strategy’s holdings in the software industry also performed well. Ecommerce leader Amazon.com and electric vehicle manufacturer Tesla drove relative outperformance in the consumer discretionary sector. In consumer staples, energy drink manufacturer Monster Beverage performed well. In terms of detractors, political rhetoric in the highly polarized Presidential race has cast an overhang on the portfolio’s biotech and pharmaceuticals holdings, as drug pricing has been a political hot point. While political rhetoric can lead to indiscriminate selling pressure, we continue to believe that our companies benefit from innovation and favorable demographics — remaining extremely attractive for long term investors. In materials, a position paint manufacturer Sherwin Williams did not keep pace in the materials sector.

The portion of the Fund managed by BlackRock outperformed the Fund’s market index benchmark, the Russell 1000® Index, for the year ended August 31, 2016. During the period, U.S. equities capitalized on the upward momentum from the beginning of the year, which continued through the latter half of 2016 largely driven by healthy macro-economic data and positive earnings surprises. Domestic equity markets posted gains despite increased volatility in June from the “Brexit”, i.e., the United Kingdom’s vote to leave the European Union. Following the vote, equity markets declined worldwide and investors rushed to high quality assets, driving U.S. Treasury yields further down. The outperformance of the Fund compared to its benchmark was primarily driven by security sampling.

•Delaware Investments Fund Advisers (“Delaware”)
Delaware will invest under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. Delaware invests primarily in securities of large-capitalization companies that the Manager believes have long-term capital appreciation potential. Delaware currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.
Wedgewood Partners, Inc. (“Wedgewood”) seeks long-term capital appreciation by investing in equity securities of large capitalization companies that Wedgewood believes have above-average growth prospects. The Fund invests primarily in common stocks. The Fund considers companies with market capitalizations in excess of $5 billion to be large capitalization companies. The Fund is non-diversified and invests in a limited number of companies, generally holding securities of approximately 20 companies. The Fund invests primarily in the securities of U.S. companies, but it may also invest outside of the U.S. Wedgewood seeks investments in market leaders with dominant products or services that are irreplaceable or lack substitutes in today’s economy. Wedgewood invests for the long-term, and expects to hold securities, in many cases, for more than 5 years.

Market Overview

Markets rose during the March through August period and economic data were mixed, as payroll growth generally exceeded expectations, but annualized GDP growth largely disappointed. Although US markets fell sharply in late-June due to the uncertainty caused by the United Kingdom’s vote to leave the European Union, they rebounded into the third quarter, as investors gained more confidence in the US economy’s ability to withstand global geopolitical risks. In light of an improving economic picture toward the end of the period, hawkish comments by Federal Open Market Committee officials raised expectations for a 2016 rate hike.

Portfolio Review

Stock selection in the information technology sector contributed to performance. Shares of online marketplace eBay rose after the company reported strong quarterly results and management raised guidance for the year, driven by strong gross merchandise volume growth. Stock selection in the health care sector also helped returns. Shares of animal health company Zoetis rose after the company reported strong quarterly results and management raised guidance for the year, citing solid operational performance.

In contrast, stock selection in the consumer discretionary sector hurt returns. Shares of Norwegian Cruise Line fell after management reduced its guidance for the year, citing slower demand trends in Europe. A lack of exposure to financials also hurt returns, as the sector was among the best performers in the S&P 500 benchmark during the period.

Delaware Investments began managing the large cap value portfolio in January 2016. From inception through the end of August 2016, the portfolio had a gross total return of 16.9% compared to 16.2% for the Russell 1000® Value Index. At the portfolio level, relative outperformance versus the benchmark came from stock selection. The portfolio’s investments in the financial sector made the largest contribution to relative returns. As a group, the portfolio’s four financial stocks rose 20.6% versus 13.8% for those in the benchmark. Investments in the energy sector also made a notable contribution. The portfolio’s five energy stocks returned 23.1%, on average, compared to 18.7% for the sector in the benchmark. The largest drags on relative returns came from investments in the industrial and information technology sectors. In industrials, the portfolio’s three holdings trailed those in the broader sector, 16.4% versus 20.6%. Similarly, in the technology sector, stock selection resulted in a performance shortfall. The portfolio’s four technology holdings gained 19.8% compared to 24.4% for the sector in the benchmark. The investment team believes the U.S. stock market is fully valued and expects to see ongoing softness in corporate revenue and earnings growth. Against this backdrop, the team is emphasizing quality, defensiveness and attractive relative value. It’s focused on companies with good balance sheet strength and stable demand profiles for their products and services. The portfolio remains overweight in consumer staples, healthcare and telecommunication services and underweight in most of the more-cyclical areas of the market.

Please note these are partial year returns, as the Wedgewood and Consulting Group Capital Markets (CGCM) relationship was incepted on March 1, 2016. Performance for the Wedgewood Partners’ Large Cap Focused Growth Consulting Group Capital Markets Fund from inception of March 1, 2016 to the period ended August 31, 2016 (net-of-fees) was +6.16% compared with the Russell 1000® Growth Index at 9.6% for the same time period. Positive selection in Consumer Discretionary (Ross Stares and LKQ), Consumer Staples (Kraft Heinz) and Financials (Charles Schwab) helped relative performance. However, these were more than offset by a negative selection in Producer Durables (Stericycle), Technology (Cognizant Technology Solutions), and Healthcare (Perrigo). Further, the allocation to a higher position in cash detracted from results during this time period.

The portion of the Fund managed by Lyrical outperformed the Fund’s market index benchmark, the Russell 1000® Value Index for the period from March 2, 2016, through August 31, 2016. The reporting period was positive for equity markets as stocks bounced back after a sharp selloff in the first six weeks of 2016. Lyrical invests purely on a bottom up basis, and performance is

Lyrical Asset Management LP (“Lyrical”) employs a deep value style with a high quality focus. Lyrical employs a value investing philosophy and believes that a portfolio of companies with low valuations relative to their long-term normalized earnings power will outperform the overall market over time and unlike some traditional value investors who are willing to own any business at the right price, Lyrical’s philosophy is to invest only in businesses that it believes are of good quality. Lyrical invests only in the common stock of companies within its investable universe, which is the top 1,000 U.S. listed stocks by market capitalization.

The following graph depicts the performance of Russell 1000® Index1 vs. the Russell 1000® Growth Index11 vs. the Lipper Large-Cap Core Funds Average23 and the Lipper Large-Cap Growth Funds Average15

always a function of stock selection. Lyrical stocks are typically unique businesses, that are not representative of the sectors they are assigned to. As such, the relative performance of sectors and whether Lyrical is under or over weights, has little value in analyzing return attribution. Rather, in analyzing our portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. For the period, 83% of the stocks in the portfolio were positive, and 53% outperformed the Russell 1000® Value Index. Skew was also a positive factor. The outperformers in the portfolio outperformed by an average margin of 11%, which was greater than the 9% average margin of underperformance for the underperformers.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2016

LARGE CAP EQUITY FUND

Comparison of $10,000 Investment in the Portfolio with the Russell 1000® Index, the Russell 1000® Growth Index, the
Lipper Large-Cap Core Funds Average and the Lipper Large-Cap Growth Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2016†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000® Index***	Russell 1000® Growth Index***	Lipper Large-Cap Core Funds Average***	Lipper Large-Cap Growth Funds Average***
Since inception 11/18/1991	8.06%	6.21%	9.71%	8.75%	8.91%	8.81%
10 year	8.19	5.99	7.64	9.11	6.62	7.92
5 year	13.69	10.91	14.60	14.74	12.97	13.14
3 year	11.60	8.61	12.02	13.33	10.13	11.55
1 year	7.08	4.43	11.69	10.54	9.34	6.63

See pages 26 through 29 for all footnotes.

Small-Mid Cap Equity Fund

ABOUT THE SUBADVISER
•Neuberger Berman Investment Advisers LLC (“Neuberger Berman”)
Neuberger Berman employs in-depth research to identify out-of-favor small cap companies selling at a significant discount to intrinsic value, where there is a dynamic plan or event that is expected to both enhance value and narrow the price/value gap. Neuberger Berman’s analysts seek to invest when there is a true disconnect between reality and market perception – something that occurs regularly in particular types of companies. For example, we believe the market tends to demonstrate inefficiency in pricing companies with complex corporate structures since many investors will not take the time to understand them. Neuberger Berman’s valuation approach resembles the due diligence effort that a private equity firm might employ to evaluate the purchase of an entire company. Neuberger Berman’s analysts also focus on investing in businesses where management has a significant ownership stake as, in our view, such companies tend to be more aligned with shareholders’ interests.

•Frontier Capital Management Co., LLC (“Frontier”)
Frontier is a research-driven firm specializing in the management of growth-oriented U.S. equity portfolios. Frontier believes that growth must be purchased at a reasonable price and that fundamental, bottom-up research is the cornerstone to adding value. The firm’s philosophy since its founding in 1980 is that stock prices ultimately follow earnings growth. Frontier believes that there are three key drivers of long-term, consistent performance and look for companies that possess, improving business models; unrecognized earnings power; and attractive valuations.

•Hahn Capital Management LLC
The Hahn Capital Management mid-cap value strategy employs a bottom-up investment process to construct a portfolio of U.S. mid-cap companies that Hahn’s mid-cap value investment team believes possess a combination of high quality balance sheets, sustainable & durable business models, superior management and an attractive valuation relative to Hahn’s estimate of underlying intrinsic value. Protection of capital is the strategy’s primary goal with the ability to compound earnings an important secondary goal.

For the period of September 1, 2015, through August 31, 2016, the Sub-advisers for CGCM Small-Mid Cap Equity Fund (“Fund”) were Neuberger Berman Investment Advisers, LLC (“Neuberger Berman”), Frontier Capital Management Co., LLC (“Frontier”), Hahn Capital Management, LLC, Rutabaga Capital Management, LLC (“Rutabaga”), Westfield Capital Management Company, L.P. (“Westfield”), and BlackRock Financial Management, Inc. (“BlackRock”).

The Neuberger Berman sleeve of the Fund underperformed the Fund’s benchmark, the Russell 2000® Value Index, since inception (3/1/2016) through August 31, 2016. Given a backdrop of subdued economic growth, the overarching theme to the investment landscape of 2016 has been the search for income. With bond yields near historic lows, many investors have turned their attention to dividend paying companies. Real Estate Investment Trusts, Utilities and Consumer Staples have seen significant appreciation from investors hungry for income. Even many non-cyclical companies that don’t pay dividends but that generate high levels of discretionary cash flow are now viewed as fixed income surrogates. The apparent preference for dividends and free cash flow, coupled with doubts about the vibrancy of the global economy, presents a challenge to our investing style.

At the core of our strategy is an expectation of a return to growth or cyclical recovery. It is the prospect of a material improvement in a company’s cash flow, and financial strength beyond what investors currently expect which intrigues us. In 2015, when sentiment was that the Federal Reserve would hike interest rates several times in 2016, we outperformed the Fund’s benchmark. This year the prevailing “slower economy and lower for longer” interest rate mindset has caused our stocks to lag the market rally.

All eyes remain fixed on the Presidential election and the Federal Reserve. While we cannot predict the outcome or the market’s reaction, we firmly believe that the portfolio is attractively valued.

The portion of the fund managed by Frontier trailed the benchmark for the one year period ended August 31, 2016 with a gain of 3.5% versus the 7.0% advance of the Russell Midcap® Growth Index. The majority of underperformance was the result of negative stock selection. Specifically within health care, we incurred stock specific setbacks in the biotech and specialty pharmaceutical space in terms of new product development. Within consumer staples, increased competitive pressures in the health & nutritional industry adversely impacted our investments. Examining sector allocation, we were hindered by our positioning in these same sectors. We remain overweight health care given its attractive innovation and secular growth characteristics. We continue to be underweight consumer staples as we view valuations as extended and growth muted.

Attribution was strongest in technology and consumer discretionary. Specifically in technology, investments in video gaming firms (Activision and Electronic Arts) as well as financial data processing companies (Global Payments and Vantiv) performed well. In consumer discretionary our focus on improved fundamentals for lower income consumers led to solid gains.

•Rutabaga Capital Management LLC (“Rutabaga”)
Rutabaga focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

•BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2500® Index. The Fund will be substantially invested in securities in the Russell 2500® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2500® Index.

After three consecutive years of flat S&P 500 operating earnings, Wall Street is forecasting 14% earnings growth in 2017. Expectations for a sharp acceleration seem overly optimistic, as such, selectivity will be vital.

We continue to find attractive investments in gaming software, transaction processing, information services, health care, infrastructure materials and wireless communications. Conversely, we have become more concerned about consumer fundamentals and valuations in safe haven sectors such as REITs, utilities and staples and have positioned the portfolio accordingly.

The portion of the Fund managed by Hahn Capital Management underperformed the Fund’s benchmark, the Russell Midcap® Value Index, for the year ended August 31, 2015. The Russell Midcap® Value Index was little changed in the fourth quarter before declining precipitously during the first six weeks of 2016. U.S. markets then started a rally that was unabated save for a brief, sharp sell-off at the end of June related to the surprise decision by U.K. voters to exit the European Union. The majority of our underperformance during the period was concentrated in economically sensitive stocks, particularly our holdings in Industrials, Consumer Discretionary and Financials. In industrials, the key detractors have been Wabtec, Snap-On and Covanta as the stronger dollar and the generally weakening growth outlook for global manufacturing caused shares to underperform the benchmark. In the Consumer Discretionary sector, key detractors included retailer Nordstrom and branded clothing companies Carters and Hanesbrands. Our consumer discretionary companies have experienced a slow-down in growth due to a cautious consumer spending environment. Returns in the financials sector were held back by real estate services company CBRE Group and our exposure to banks with CIT Group and BankUnited being the primary detractors. As U.S. interest rates have continued to decline during 2016, the banking industry stocks have come under considerable pressure due to concerns about future bank profitability and growth prospects. On the positive side, our materials sector exposure was a significant positive contributor, including portfolio companies Reliance Steel and Albemarle. Reliance Steel saw meaningful margin expansion due to lower steel input prices and Albemarle is experiencing a global boom in demand for Lithium, one of its key products, due to rising demand for batteries in the electric car industry. It is not unusual for our strategy to underperform during the late stages of a bull market. With valuations at very rich levels and economic growth slowing perceptibly, risk is rising in U.S markets. Managing risk is at the core of our philosophy and process, and our strategy tends to outperform substantially during market dislocations and periods of greater volatility.

The portion of the Fund managed by Rutabaga slightly outperformed the benchmark, the Russell 2500® Index, for the one-year period ended August 31, 2016. Sector allocation was a headwind. Rutabaga has no exposure to Utilities, which was the strongest performer during the time period, and we did have some exposure to the energy sector, which was the worst performing sector for the fiscal year. The U.S. equity markets have been reasonably robust during this time period in the face of continued global economic sluggishness and slowing earnings growth for domestic companies. Nevertheless, the investment team’s pipeline of new ideas remains healthy. Rutabaga remains committed to finding companies that are neglected and attractively valued and that possess internal catalysts to grow their earnings faster than other investors are expecting.

The CGCM Small-Mid Cap Growth Fund (“the portfolio”) returned -1.58% (gross) during the fiscal year ended August 31, 2016, underperforming the Russell 2000® Growth Index (the “index”), which gained 3.55%. The Industrials and Health Care sectors accounted for the majority of the relative performance shortfall. The portfolio’s lack of exposure to Consumer Staples and Telecommunication Services, which were the index’s best performing sectors during the period, also held back relative results. Investments in Information Technology and Financials were the most significant sources of relative gains.

The Industrials sector was the portfolio’s worst relative performer. While our investments in industrial machinery and trading companies & distributors posted double-digit gains, their

The following graph depicts the performance of Russell 2500® Index2 vs. the Russell 2000® Growth Index13 vs. the Lipper Small-Cap Core Funds Average24 and the Lipper Small-Cap Growth Funds Average16

positive impact was offset by stock-specific weakness within airlines and heavy electrical equipment. Most of the underperformance in the Health Care sector stemmed from our biotechnology, health care services, and pharmaceutical stocks. The biopharmaceuticals group was marked by significant volatility during the period — the Nasdaq Biotech Index was down 17.58%, a challenging environment for investing.

The Information Technology sector contributed positively to excess returns, aided by successful stock picking across multiple sub-industries. Most of the relative gains came from the portfolio’s holdings in semiconductors, IT consulting and services, and data processing. Additionally, our investments in Financials outperformed broadly during the period. As price action within the sector tends to be closely correlated with macro-economic news and the direction of interest rates, we continue to focus on idiosyncratic ideas that can outperform regardless of the rate environment.

The portion of the Fund managed by BlackRock underperformed the Fund’s market index benchmark, the Russell 2500® Index, for the year ended August 31, 2016. During the period, U.S. equities capitalized on the upward momentum from the beginning of the year, which continued through the latter half of 2016 largely driven by healthy macro-economic data and positive earnings surprises. Domestic equity markets posted gains despite increased volatility in June from the “Brexit”, i.e., the United Kingdom’s vote to leave the European Union. Following the vote, equity markets declined worldwide and investors rushed to high quality assets, driving U.S. Treasury yields further down. The underperformance of the Fund compared to its benchmark was primarily driven by security sampling and transaction costs.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2016

SMALL-MID CAP EQUITY FUND

Comparison of $10,000 Investment in the Portfolio with the Russell 2500® Index, the Russell 2000® Growth Index,
the Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Growth Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL-MID CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2016†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2500® Index***	Russell 2000® Growth Index***	Lipper Small-Cap Core Funds Average***	Lipper Small-Cap Growth Funds Average***
Since inception 11/18/1991	8.84%	6.98%	10.98%	7.62%	10.55%	10.17%
10 year	6.57	4.40	8.02	8.20	6.87	7.53
5 year	10.99	8.28	13.56	13.02	11.90	11.51
3 year	5.85	3.01	9.62	8.48	7.75	6.65
1 year	(5.51)	(7.85)	8.79	3.55	7.73	2.50

See pages 26 through 29 for all footnotes.

International Equity Fund

ABOUT THE SUBADVISERS
•Causeway Capital Management LLC (“Causeway”)

Causeway’s international developed market investment philosophy is based on a long-term value strategy and the investment team applies an active, bottom-up, research-intensive approach towards stock selection.

Causeway’s investment approach seeks to identify under-priced stocks of high quality companies believed to be exhibiting superior financial strength as compared to peers. In addition to fundamental analysis, quantitative research is considered an integral part of the process and is used for screenings of investment candidates as well as risk management. Portfolio managers work as a team to make investment decisions and are supported by the firm’s dedicated fundamental and quantitative research analysts. Analysts and portfolio managers are assigned global industry-specific research responsibilities. Fundamental research is further organized into six research clusters: financials/materials, consumer, industrial/ manufacturing, energy, technology and health care. Causeway’s unconstrained, international established market value equity approach invests in a variety of market capitalization ranges, but primarily in large- and midcapitalization non-U.S. developed market companies. Causeway can also invest in small-cap issues and less developed emerging markets. Value-driven security characteristics may include low price/earnings ratio, low price/ book ratio, low price/cash flow ratio and high dividend yield, but may also include out-of-favor companies that may have high rates of growth of earnings. Sector and regional weights are byproducts of the investment process.

•BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE® Index (Net). The Fund will be substantially invested in securities in the MSCI EAFE® Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE® Index (Net).

•OppenheimerFunds, Inc. (“OFI”)
OFI’s Global Equity team seeks to generate alpha through high conviction decisions driven by fundamental bottom-up analysis. Several secular growth themes are used as a way to focus attention on segments of the global marketplace that may grow faster than world

For the period of September 1, 2015, through August 31, 2016, the Sub-advisers for CGCM International Equity Fund (“Fund”) were Causeway Capital Management, LLC (“Causeway”), BlackRock Financial Management, Inc. (“BlackRock”), OppenheimerFunds, Inc. (“OFI”), and Schroder Investment Management North America, Inc. (“Schroders”).

The portion of the Fund managed by Causeway underperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), for the year ended August 31, 2016. International equity markets delivered slightly negative performance for the year, with mixed performance coming from the various constituent markets which comprise the investible universe. The top performing markets were New Zealand, South Korea, Australia, Hong Kong, and Belgium. The biggest laggards included Italy, Spain, Israel, Ireland, and the United Kingdom. The portfolio underperformed primarily due to weak stock selection. However, it is worth noting that the strategy faced a headwind, as ‘value’ as a style underperformed ‘growth’ by over one hundred basis points during the year. Holdings in the banks, automobiles & components, transportation, and energy industry groups, along with an underweight position in the household & personal products industry group, detracted from the portfolio’s relative performance. Meanwhile, holdings in the media, telecommunication services, technology hardware & equipment, and software & services industry groups, as well as an underweight position in the retailing industry group, offset some of that relative underperformance. Banking and financial services companies — namely Barclays Plc (United Kingdom), Lloyds Banking Group Plc (United Kingdom), and UBS Group AG (Switzerland) — were amongst the largest detractors from absolute performance. Additional notable detractors included automobile manufacturer, Volkswagen AG (Germany) and insurance company, Aviva Plc (United Kingdom). The single largest contributor to absolute performance was electronic equipment manufacturer, Samsung Electronics Co., Ltd. (South Korea). Additional top contributors included telecommunication services provider, KDDI Corp. (Japan), British American Tobacco Plc (United Kingdom), print & publishing company, RELX NV (Netherlands), and business software & services provider, SAP SE (Germany).

The portion of the Fund managed by BlackRock underperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), for the month ended August 31, 2016. Global equity markets broadly rallied during the month as Japan announced additional fiscal and monetary stimulus and the Bank of England cut rates. Leading into August, markets had a strong start to the quarter as expectations of a near-term Fed rate hike diminished, Japan announced another round of fiscal stimulus, and the earnings season had a strong start. Despite multiple terrorist attacks in France and Germany and a failed coup in Turkey, the markets continued to rally into the latter half of 2016 on the back of a strong earnings season and monetary stimulus from the Bank of England.

The portion of the Fund managed by OFI outperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), for the one-year period ended August 31, 2016. The portfolio’s outperformance was largely the result of an underweight position in the Financials sector, and stock selection in the Information Technology and Health Care sectors. The portfolio underperformed the benchmark in the Real Estate sector, where lack of exposure detracted from performance. The portfolio also underperformed in the Telecommunication Services sector, as a result of stock

GDP. The team’s investment process is driven by a number of very powerful, long-term economic, demographic and technological forces summarized as MANTRA®—Mass Affluence, New Technologies, Restructuring and Aging. The portfolio managers utilize a bottom-up, fundamental investment approach, and seek to invest initially in high-quality companies that are temporarily out of favor; trading at attractive valuations; and which demonstrate sustainable, above-average growth potential over a three- to five-year time horizon. The process is index agnostic, searching for companies with high growth rates and high quality balance sheets with minimal focus with respect to region or country, sector or security.

•Schroder Investment Management North America, Inc. (“Schroders”)
Schroders uses a bottom-up growth oriented approach towards stock selection and employs a fundamental, research driven process to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroders’ “best ideas” portfolio blends both core and opportunistic holdings.

selection. The portfolio’s country and regional allocations are a rolled up reflection of the portfolio’s individual stock selections. That being said, the portfolio outperformed the benchmark in France, Switzerland and Spain, due to stock selection. Top detractors on a country basis included stock selection and an overweight position in the United Kingdom, and underweight positions in Hong Kong and Belgium.

International equity markets ended the 12-month period broadly flat in dollar terms, navigating scares around China’s economic growth and Britain’s decision to exit the European Union. This dynamic presented us with some excellent buying opportunities.

The fund outperformed the benchmark over the period, driven by stock selection. Some of the top contributors have been our technology holdings. Chip manufacturer TSMC was the standout performer as their scale and lead in manufacturing delivered market share gains despite a period of de-stocking and weakness in smartphone sales around the world. Chinese e-commerce giant Alibaba was another key performer. Our conviction here strengthened, and we do not believe that the market is adequately recognising the growth potential of their cloud computing and payments businesses. The sector as a whole is home to many exceptionally strong and disruptive companies at present, and we increased our exposure through new holdings in Keyence and Naver. Japanese company Keyence is rapidly growing by offering manufacturing businesses customized automation solutions that use sensors and monitoring equipment to improve productivity. Naver are dominant in online search and ecommerce within their home country Korea, and have more recently developed a powerful messaging platform called Line which has become the main consumer messaging platform in Japan and Taiwan.

Our focus in innovation in the healthcare sector was also beneficial. Life sciences firm Lonza was a standout performer, where the company’s pipeline of contracts to supply many of the new drugs that are coming to market helped drive returns. The dual pressure from demographic trends (such as ageing populations and increasing life expectancy) and limited government budgets, necessitates ongoing innovation in the sector. New purchases Shire, Roche and Otsuka, are examples of companies we feel are ahead of the curve in this area.

A number of our bank holdings suffered, buffeted by concerns about rising credit provisions for commodity sector loans and negative interest rates in the EU and Japan. We have consolidated exposure to the sector somewhat and focused on holding only banks where we feel the capital generation and capital position is strong. Deutsche Bank and HSBC both left the portfolio in the period as a result.

A large detractor was Indian telecoms provider Idea Cellular, where a disruptive new entrant has created a phase of increased pressure on telecom industry profitability and we have sold the position. We do however remain positive on India, which is one of the most vibrant growth economies in the world today, and retain exposure through a holding in HDFC Bank.

One thing that concerns us is the extent of recent investor preference for ‘low volatility’ stocks as the era of very low interest rates forces investors to look for alternatives to bond like income streams. This group of defensive businesses are now valued at a premium to more economically sensitive industries that is hard to justify by fundamentals, and will be vulnerable to any increase in global interest rates. We have low exposure to utility and real estate stocks on this basis.

There are of course considerable political and economic uncertainties, but this is always the case. In the long run we could not be more confident that well governed companies that invest to drive growth and maintain a sustainable competitive advantage will outperform, and we remain intensely focused on seeking out these companies.

The following graph depicts the performance of Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net)3 vs. the Lipper International Large-Cap Core Funds Average17

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2016

INTERNATIONAL EQUITY FUND

Comparison of $10,000 Investment in the Portfolio with the Morgan Stanley Capital International Europe, Australasia,

Far East (MSCI EAFE®) Index (Net) and the Lipper International Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2016†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI EAFE® Index (Net)***	Lipper International Large-Cap Core Funds Average***
Since inception 11/18/1991	5.02%	3.22%	5.20%	6.28%
10 year	1.21	(0.85)	1.71	1.34
5 year	3.69	1.16	5.00	3.84
3 year	1.28	(1.44)	2.47	1.46
1 year	0.96	(1.54)	(0.12)	(0.24)

See pages 26 through 29 for all footnotes.

Emerging Markets Equity Fund

ABOUT THE SUBADVISER
•Van Eck Associates Corporation (“VanEck”)
VanEck is privately held global asset management firm founded in 1955. VanEck’s mission is to develop and offer investors forward-looking, intelligently designed investment strategies that strengthen a long-term portfolio. VanEck’s Emerging Markets Equity Strategy (“Strategy”) seeks long-term competitive risk-adjusted returns through investments that demonstrate structural growth at a reasonable price. The Strategy seeks to uncover structural growth opportunities wherever they exist within emerging markets, and employs a fundamentally driven stock selection and research process with the flexibility to invest across the market capitalization spectrum.
•BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI Emerging Market Index (Net). The Fund will be substantially invested in securities in the MSCI Emerging Market Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI Emerging Market Index (Net).
•Lazard Asset Management, LLC (“Lazard”)

Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.

Lazard manages a relative value strategy (“Value Strategy”) and invests primarily in equity securities, principally common stocks,

For the period of September 1, 2015, through August 31, 2016, the Sub-advisers for CGCM Emerging Markets Equity Fund (“Fund”) were Van Eck Associates Corporation (“VanEck”), BlackRock Financial Management, Inc. (“BlackRock”), and Lazard Asset Management, LLC (“Lazard”).

For the period since its launch on July 20, 2016, until the financial year ended August 31, 2016, the VanEck Emerging Markets Equity strategy underperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net). Over this period the MSCI Emerging Markets Index (Net) increased by 2.52% in U.S. dollar terms.

Emerging markets equities continued to perform well during the period, outperforming most major global indices, including the S&P 500®. The asset class continued to gather momentum following the Brexit vote as investors’ expectations seemed to be settling for lower rates for longer and continued quantitative easing. Those expectations were reinforced by not-so-great macro data from the U.S.

On a strategy level, growth exposure aided relative performance, while size continued to detract, as small caps underperformed large caps. On a country level, the strategy benefited from its exposure to China, Taiwan, and Thailand. Its exposures to Russia, Jordan, South Korea, and Brazil detracted from performance. On a sector level, selection in consumer discretionary and utilities sectors aided while exposures in information technology and healthcare sectors detracted on the basis of both allocation and stock selection.

The portion of the Fund managed by BlackRock outperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net), for the month ended August 31, 2016. There was large dispersion among the performance of the individual countries, with EM economies at different phases of recovery and stability, both political and economic. Egypt announced it was seeking a loan package with the International Monetary Fund to improve liquidity and boost confidence in the economy. China implemented significant fiscal and monetary stimulus policies in the face of economic slowdown. Markets reacted positively to the stimulus and Moody’s upgraded its economic forecast on the back of the news. Outside the stimulus, the economic slowdown continued to be a drag on demand for raw materials, which contributed to underperformance and volatility in commodity-exporting countries such as Chile, Mexico, South Africa, and Peru. Brazilian equities, however, were resilient amid this pressure as well as political reshuffling and mixed news around the Olympic Games the country hosted during the summer.

In the twelve month period ended 31 August 2016, equities in emerging markets improved and performed reasonably well. The apparent stabilization in some commodity prices as well as a dramatic change in the Brazilian political landscape followed a period of severe commodity price weakness and political turmoil in Brazil in the last four months of 2015. The MSCI Emerging Markets Index (Net) rose by almost 12%, as measured in US dollar terms, with Latin American markets performing very strongly. Shares in eastern Europe also increased, while Asian markets, which were adversely affected by the risk of renminbi currency devaluation, performed the least well.

of non-U.S. companies whose principal activities are located in emerging or developing market countries. In the Value Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. Lazard’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters and its selection process focuses on growth and considers the sustainability of growth and the tradeoff between valuation and growth.

The period included the aftermath of the People’s Bank of China’s August 2015 attempt to devalue the renminbi due to concerns about the competitiveness of Chinese industry. The capital markets’ reaction to this, both in 2015 and when it was attempted again in January 2016, was very negative and pressured Chinese share prices.

Eastern European markets were adversely affected by the Brexit vote, in which the United Kingdom voted to leave the European Union. This negatively pressured EU member country markets such as Greece and Poland as well as shares of companies in Turkey and South Africa, which have significant trade relationships with the United Kingdom. The Turkish market was also depressed by an unsuccessful coup against the government of President Erdogan. Following this event, a crackdown occurred on individuals affiliated with the Gulen movement, the group Erdogan blamed for the coup. South African shares were also negatively affected by President Zuma’s decision to replace the Finance Minister by a relatively unknown politician. This was ultimately reconsidered and a former Finance Minister, Pravin Gordhan, was installed. In August 2016, the market and the rand were again hit, this time from an apparent dispute between Zuma and Gordhan over a tax investigation.

Latin American markets rebounded strongly over the twelve months, helped by the apparent stability in commodity prices as well as the dramatic change in Brazilian political circumstances. Towards the end of 2015, the Petrobras fraud scandal, known as Operation Car Wash, had paralyzed the Congress and caused the end of Finance Minister Joaquim Levy’s period in office. With the economy deep in recession, many Brazilian companies cut costs aggressively and feared for more economic hardship. In March 2016, a phone conversation between President Dilma Rousseff and former President Luiz Inacio Lula da Silva, apparently explaining that she would put him in her cabinet to protect him from a corruption investigation, was leaked. This set in motion two impeachment votes which ultimately removed Rousseff from office. The market as well as the real rallied very strongly in anticipation of efforts to reduce the budget deficit and help stabilize the economy.

From a sector perspective, the information technology and materials sectors outperformed the index while the telecom services and industrials sectors underperformed during the period.

Portfolio Review

During the period, Sberbank, a Russian bank, announced strong earnings and upgraded its guidance for return on equity. Taiwan Semiconductor Manufacturing (TSMC), a Taiwanese manufacturer of semiconductors, performed well on expectations of a strong third quarter ramp up from sales of Apple’s new iPhone 7. NetEase, a Chinese publisher of online games and web portal, reported solid first quarter results and gave an upbeat assessment of its game pipeline. Telekomunikasi Indonesia, an Indonesian telecom services company, experienced strong growth in data usage leading to improving average revenue per user (APRUs). Stock selection in the financials, information technology, and industrials sectors, and in China and Taiwan helped performance. A higher-than-index exposure to Brazil added value.

In contrast, shares of Pretoria Portland Cement (PPC), a South African cement company, declined after the company announced a major capital raise in order to shore up the stressed balance sheet. Shares of Hanwha Life Insurance, a Korean insurance company, fell on expectations for a continued environment of low interest rates in Korea. PLDT, a Philippine telecom services company, announced disappointing results coupled with weak guidance as the company conducts its turnaround strategy. Shares of YPF, an Argentine energy company, declined on concerns that the country’s oil producer subsidy scheme could be adjusted after the presidential elections. Stock selection in the materials and energy sectors hurt performance.

Outlook

We emphasize that during times of higher market volatility, while often trying for individual investors, can be opportunities for skilled active management. Our fundamental approach and portfolio construction processes are consistent across all market environments. We continue to

The following graph depicts the performance of MSCI Emerging Markets Index (Net)4 vs. the Lipper Emerging Markets Funds Average18

seek out companies with strong cash flows that can withstand lower economic growth. Emerging markets relative valuations have not changed significantly due to the Brexit vote, and emerging markets equities are still inexpensive compared to other global equities. In addition, emerging markets still have strong profitability levels, which have proved to be resilient. Unless the world has a significant recession, in our view, emerging markets are attractively priced.

We also acknowledge that the uncertainty in the markets is palpable. We believe that many of the drivers of that uncertainty are not as dire as the markets seem to believe, but we doubt that this uncertainty will dissipate over the next few months. For now, the risk tail is wagging the fundamental dog, but we believe investors should prepare for when fundamentals drive markets again. If global growth accelerates and commodities prices stabilize, we believe the ensuing confidence to investors could lead to significant support for emerging markets assets.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2016

EMERGING MARKETS EQUITY FUND

Comparison of $10,000 Investment in the Portfolio with the MSCI Emerging Markets (Net)
and the Lipper Emerging Markets Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2016†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI Emerging Markets Index (Net)***	Lipper Emerging Markets Funds Average***
Since inception 4/20/1994	4.36%	2.55%	N/A	5.41%
10 year	2.70	0.61	3.90%	3.43
5 year	(1.08)	(3.50)	(0.42)	(0.42)
3 year	1.65	(1.08)	1.12	0.86
1 year	15.31	12.46	11.83	10.08

See pages 26 through 29 for all footnotes.

Core Fixed Income Fund

ABOUT THE SUB-ADVISER
•Metropolitan West Asset Management LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including: (i) duration management; (ii) yield curve positioning; (iii) sector allocation; (iv) security selection; and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

•Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

•BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock’s Customized Core strategy employs a fundamental, diversified, relative-value approach that seeks alpha by strategically allocating among three alpha sources - macro strategies, sector allocation and security selection - based on best and highest information ratio ideas, and aims to provide superior long-term performance relative to the benchmark index by creating a diversified portfolio of investment grade securities. A disciplined and risk-budgeted risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of all securities.

For the period of September 1, 2015, through August 31, 2016, the Sub-advisers for CGCM Core Fixed Income Fund (“Fund”) were Metropolitan West Asset Management, LLC (“MetWest”), Western Asset Management Company (“Western”), and BlackRock Financial Management, Inc. (“BlackRock”).

The portion of the Consulting Group Capital Markets Core Fixed Income Fund (CGCM) managed by Metropolitan West Asset Management lagged the Barclays Capital U.S. Aggregate BondTM Index (“Index”) during the twelve month period ending 8/31/2016, returning 5.3% versus an Index return of 6.0%. Underperformance was due in part to the defensive duration profile as Treasury rates beyond the 2-Year fell over the period. Additionally, the relative underweight to outperforming non-U.S. sovereign credit and better performing industrial sectors such as basic industry and communications weighed on relative returns. Meanwhile, issue selections in investment grade corporate in electric, banking, insurance, midstream, airlines, and healthcare contributed, but the less-than-Index allocations to technology, consumer non-cyclicals such as food and beverage, metals and mining, as well as wirelines and media entertainment weighted on returns. In securitized products, the overweight to commercial mortgage-backed securities (CMBS) was additive, though the emphasis on agency-backed issues detracted as the sector was weighed down by abundant issuance. Finally, favorable issue selection among non-agency mortgage-backed securities (MBS) boosted returns, particularly those backed by alt-a and subprime collateral given ongoing improvements in the underlying borrower profiles.

The portion of the Fund managed by Western Asset Management outperformed its benchmark, the Barclays Capital U.S. Aggregate BondTM Index, by 180 basis points for the trailing 12-month period ending August 31, 2016. The US saw continued mild yet positive economic growth as the economy continued to recover from the financial crisis of 2008. Unemployment hovered around 5% over the period but questions remained regarding the quality of new jobs. Wage gains remained tepid and most measures of inflation failed to show much growth. Nonetheless, the Fed deemed economic improvement to be robust enough to announce in December 2015 its first rate hike since before the crisis. While the Fed indicated that markets should expect further hikes, it remained on hold for the rest of the period as neither subsequent data nor market conditions fully cooperated with the Fed’s expectations. The Fund’s interest rate positioning was a key source of returns over the period. With an emphasis on longer-dated yields, yield curve positioning was the largest contributor over the 1-year period as the curve significantly flattened.

An overweight to duration also contributed as intermediate to long rates fell. Overweights to IG Credit and to HY were also important contributors as these sectors benefited from spread tightening of 27 and 28 bps, respectively. Emerging market positions, which detracted in much of 2015, began to recover in 2016 as oil and commodity prices stabilized and ended the 12-month period as modest contributors. Non-agency MBS also contributed, largely due to coupon payments and principal paydowns. Non-US developed market exposure detracted as a short position to the Japanese yen lost value as the currency rose vs the USD. An underweight to Agency MBS was also a mild detractor as the sector generated positive excess returns vs UST over the year.

The following graph depicts the performance of Barclays Capital U.S. Aggregate BondTM Index5 vs. the Lipper Core Bond Funds Average19

The portion of the Fund managed by BlackRock outperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2016. During the period, high volatility and wider spread levels early in the fiscal year were followed by improved risk sentiment and a generally strong fixed income market. BlackRock managed the volatility and to capitalized on its deep expertise across sectors to add returns both via sector rotation and individual security selection within spread sectors as the primary drivers of alpha generation (excess returns versus the benchmark). Positioning within securitized products (ABS and CMBS) was particularly impactful as both sectors exhibited strong performance over the period. Further adding to performance was the portfolio’s preference for single-asset/single-borrower deals within CMBS, which performed better than the more generic conduit deals in the benchmark. Also aiding performance was security selection within credit sectors. The overweight in the midstream energy sub-sector proved particularly beneficial in the latter half of the period. Another sub-sector that augmented performance was the portfolio’s preference for US Banks versus European banks within financials. Detracting from relative performance was the portfolio’s duration positioning. The portfolio’s underweight duration positioning for most of the year was negative for results, particularly in the first quarter of 2016 as rates rallied alongside the sharp decline in oil prices and fears of a global growth slowdown.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2016

CORE FIXED INCOME FUND

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Aggregate BondTM Index and the Lipper Core Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2016†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Barclays Capital U.S. Aggregate BondTM Index***	Lipper Core Bond Funds Average***
Since inception 11/18/1991	5.66%	3.85%	5.95%	5.76%
10 year	5.53	3.38	4.89	4.44
5 year	3.86	1.32	3.24	3.27
3 year	4.41	1.61	4.37	4.02
1 year	5.84	3.22	5.97	5.59

See pages 26 through 29 for all footnotes.

High Yield Fund

ABOUT THE SUBADVISERS
•PENN Capital Management Co., Inc. (“PENN Capital”)
PENN Capital’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. PENN Capital’s investment team determines sectors/ industries that may offer relative value based on its macro-economic outlook. The team will review and evaluate the economic cycle, business environment, industry/sectors and interest rates. PENN Capital then scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. The team analyzes the liquidity outlook of the company through qualitative research, including bank loan facility analysis, covenant review analysis and asset value analysis. After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team determines whether or not the credit is suitable for the portfolio given its impact on PENN Capital’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

•Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period of September 1, 2015, through August 31, 2016, the Sub-advisers for CGCM High Yield Fund (“Fund”) were PENN Capital Management Co., Inc. (“PENN Capital”) and Western Asset Management Company (“Western”).

The portion of the Fund managed by PENN Capital underperformed its benchmark by -569 bps using the Opportunistic High Yield strategy for the twelve-month period ending August 31, 2016, generating a 3.56% return compared with a 9.25% return for the BAML US High Yield Constrained Index. Positively, strong security selection in leisure, food & beverage, and gaming contributed favorably to performance. Despite maintaining an in line position to energy production companies over the time period, the strategy’s exposure to energy issuers of mid-tier quality early in the period caused our companies to lag higher quality peers due to falling oil prices. A sizeable underweight to metals and mining also detracted from performance as recovering base metal prices caused the industry to outperform all other areas of the high yield market. The portfolio maintains a positive bias towards single B credit quality bonds, which tend to underperform higher quality double B bonds during periods when treasuries rally. While our double B bonds outperformed those in the index, our single B allocation did not keep up with the strong returns seen in that higher quality segment. The investment that made the largest positive contribution to performance was a position in the unsecured bonds of a US telecommunication company that successfully raised new term loan capital and refinanced their short dated bonds. An investment in the unsecured bonds of an energy production company detracted most greatly from performance. The bonds represented a small position in the fund and were sold in the fourth quarter as we found better value further up the quality spectrum.

The portion of the Fund managed by Western Asset Management underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Index, for the trailing 12-month period ending August, 31st, 2016. Energy significantly underperformed from August 2015 — February 2016 and outperformed from March 2016 — August 2016. It was the Fund’s overweight position to Energy during the first six months of the fiscal year and its underweight position in the final six months that was the primary reason for the underperformance. Additionally, issue selection within the energy sub-sector was challenged. Of the six defaults in the Fund, five were energy-related companies. Collectively, the energy defaulted companies contributed -0.81% to performance for the period. The strategy to overweight transportation and consumer cyclical companies also detracted from performance as both sub-sectors underperformed for the period. The Fund’s performance was boosted by a long duration position which was rewarded as the general level of interest rates declined. Also aiding performance was an overweight to the CCC rating category which was the top performing category.

The following graph depicts the performance of Barclays Capital U.S. Corporate High-Yield Index6 vs. the Lipper High-Yield Funds Average20

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2016

HIGH YIELD FUND

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Corporate High-Yield Index and the Lipper High Yield Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD FUND Average Annual Total Returns for the Period Ended August 31, 2016†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Barclays Capital U.S. Corporate High-Yield Index***	Lipper High Yield Funds Average***
Since inception 7/13/1998	4.41%	2.54%	6.66%	5.69%
10 year	6.28	4.11	7.79	6.24
5 year	5.26	2.68	7.48	6.22
3 year	2.33	(0.42)	5.40	3.93
1 year	4.02	1.44	9.07	6.13

See pages 26 through 29 for all footnotes.

International Fixed Income Fund

ABOUT THE SUBADVISERS
•Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 12 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

For the period of September 1, 2015, through August 31, 2016, the Sub-adviser for CGCM International Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

The Fund outperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index — Hedged, for the one-year period ended August 31, 2016 (before fees). Short exposure to U.S. duration during the period detracted from performance as U.S. rates generally fell across the curve. Additionally, yield curve with a focus on shorter rates was negative for performance as intermediate and long rates fell more than short rates. Overall non-U.S. interest rate positioning was positive for performance. An overweight to long-end Japanese rates contributed to returns as long rates fell sharply amid increased central bank accommodation. An overweight to European peripherals, particularly Italy, was positive for performance as yields declined in this region. Additionally, positioning within the U.K. and Denmark added to performance. Spread strategies were positive for performance during the period. Exposure to non-Agency mortgages and European residential mortgage-backed securities added to returns as spreads generally tightened amid positive technicals and strong fundamentals. An allocation to Brazilian emerging market external debt added to performance as these securities were supported by the stabilization in commodity prices. Lastly, currency positioning was positive performance. A long-dollar bias relative to the euro contributed to returns as the U.S. dollar appreciated versus the euro. Additionally, long exposure to the Brazilian real and Russian ruble added to returns as these currencies appreciated during the period.

The following graph depicts the performance of Citigroup Non-USD World Government Bond Index (USD) - Hedged7 vs. the Citigroup Non-USD World Government Bond Index (USD) - Unhedged25 and the Lipper International Income Funds Average21

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2016

INTERNATIONAL FIXED INCOME FUND

Comparison of $10,000 Investment in the Portfolio with the Citigroup Non-USD World Government
Bond Index (USD) Hedged, Citigroup Non-USD World Government Bond Index (USD) Unhedged
and the Lipper International Income Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2016†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Citigroup Non-USD WGBI (USD) Hedged***	Citigroup Non-USD WGBI (USD) Unhedged***	Lipper International Income Funds Average***
Since inception 11/18/1991	6.07%	4.26%	6.39%	5.58%	5.30%
10 year	5.37	3.23	4.86	3.77	4.40
5 year	4.74	2.18	5.41	(0.63)	0.67
3 year	5.71	2.88	6.64	1.70	2.02
1 year	9.70	6.98	9.00	12.24	7.70

See pages 26 through 29 for all footnotes.

Municipal Bond Fund

ABOUT THE SUBADVISER
•McDonnell Investment Management, LLC (“McDonnell”)
McDonnell employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, McDonnell reduces the portfolio’s exposure to interest rate relative risk. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

For the period September 1, 2015, through August 31, 2016, the Sub-adviser for CGCM Municipal Bond Fund (“Fund”) was McDonnell Investment Management, LLC (“McDonnell”).

U.S. rate markets rallied sharply and yield curves flattened despite the first Federal Reserve interest rate increase in 7 full years. Economic growth decelerated slightly but remained positive as strong gains in employment buoyed Consumption and helped offset the drag of weak Investment and persistent inventory drawdowns. Despite Fed guidance that it expected to engineer a series of rate hikes, market participants proved prescient as skeptical investors continued to push rates lower amid declining inflation expectations and ultra-low and even negative rates across most major Developed Market sovereign yield curves. With the exception of 2 episodes, market volatility was generally muted. At the beginning of the year, plunging equity markets in China and cratering prices in crude oil, set the stage for a volatile January and February. But a double-bottom in crude oil provided the foothold that helped risk markets broadly recover for most of the remainder of the period. A second market disruption occurred in the wake of the surprising result of the Brexit Referendum in the UK in late June. The victory of the ‘Leave’ camp shocked market participants and resulted in a swift ‘flight-to-quality’ rally in safe assets generally. But as the long-winding process of Brexit became clearer, and the near-term UK economic impact appeared benign, most rate markets, with the exception of UK yields, returned to earlier levels.

The municipal market experienced strong and consistent demand in the form of mutual fund inflows, bank portfolio purchases and expanding insurance company municipal allocations as investors across the spectrum faced the dilemma of attempting to maintain portfolio yield in a persistently low yield environment. The ‘reach for yield’ helped flatten the yield curve and tightened credit spreads as incremental yield became an increasingly scarce commodity with high-grade municipal yields plummeting near 60-year lows. Against the backdrop of robust demand, New Issue Supply was moderate, and failed to accelerate meaningfully as many issuers were reluctant to add debt while facing pension gaps and Other Post-Employment Benefit (OPEB) funding shortfalls. The pace of Refunding Issuance also failed to accelerate despite declining yields as the low level of short-term Treasury yields resulted in negative arbitrage for advance refunding many outstanding issues with call features beyond 2 or 3 years.

Given this environment, the Fund registered twelve-month performance of 6.92% in fiscal period ended August 31, 2016 and performed in line with the Barclays Capital U.S. Municipal Bond Index return of 6.88%. Increasing the Fund’s exposure on the longer-end of the yield curve was additive to performance amongst yield curve flattening. Security selection, particularly within the Local General Obligation and Transportation categories contributed positively to performance. Overweight to spread sectors such as Hospital and Higher Education enhanced performance while and underweight to lower quality sectors such IDR/PCR, Lease and Special Tax hindered performance. Additionally, an overweight to shorter duration securities was a drag on performance.

We expect the Federal Reserve will attempt to engineer a modest rise in short-term interest rates over the period ahead if the domestic economy continues to generate

The following graph depicts the performance of Barclays Capital U.S. Municipal Bond Index8 vs. the Lipper General & Insured Municipal Debt Funds Average22

moderate growth in output and employment. The pace of any rate increases however, is expected to prove quite gradual as inflation remains below the Fed’s 2% target and global economic conditions remain beset by weak aggregate demand. Against this backdrop, we think the most likely path for fixed income markets will be a tendency to trade within the ranges that have been established over the past several quarters and for the yield curve to exhibit a tendency toward flattening. The fundamentals of moderate growth, low inflation and well-crafted monetary policy all favor a relatively range-bound interest rate environment over the near-term horizon.

The commentary or observations set forth are neither investment advice nor legal advice. It is presented only to provide information on investment strategies and our view on market opportunities. The views expressed by McDonnell Investment Management (“McDonnell”) are as of the date of compilation of this information and are subject to change without notice. They are based on data sources that may include, but are not limited to, some or all of the following: internally derived databases and information, third party research, issuer-derived documents and news media reports. McDonnell believes the data to be reliable but does not make any representations as to its accuracy or completeness. McDonnell cannot assure that the type of investments discussed herein will outperform any other investment strategy in the future, nor can it guarantee that such investments will present the best or an attractive risk-adjusted investment in the future. Past performance is no guarantee of future results. Source: Barclays, Bond Buyer, SIFMA, ICI

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2016

MUNICIPAL BOND FUND

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND FUND Average Annual Total Returns for the Period Ended August 31, 2016†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Barclays Capital U.S. Municipal Bond Index***	Lipper General & Insured Municipal Debt Funds Average***
Since inception 11/18/1991	4.99%	3.19%	5.78%	5.29%
10 year	4.27	2.15	4.87	4.22
5 year	4.08	1.53	4.80	5.12
3 year	5.86	3.02	6.47	6.75
1 year	6.14	3.51	6.88	6.96

See pages 26 through 29 for all footnotes.

Inflation-Linked Fixed Income Fund

ABOUT THE SUBADVISERS
•Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 12 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

For the period from inception (March 8, 2016) through August 31, 2016, the Sub-adviser for CGCM Inflation-Linked Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

The Fund outperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, since inception of the Fund through the period ended August 31, 2016. Short exposure to nominal U.S. duration detracted from performance as U.S. interest rates generally declined during the period. An overweight to real U.S. duration was positive for performance as real rates also fell during the period; this was partially offset by an overweight to breakeven inflation as breakeven levels declined during the period. European inflation linked bond exposure was neutral for performance. An allocation to French and Italian inflation liked-bonds added to returns as intermediate real yields fell; however, this was offset by short exposure to U.K. breakeven levels as U.K. breakeven levels increased during the period. Holdings of Agency mortgages and collateralized mortgage obligations added to performance as these securities benefitted from strong demand and improving fundamentals. Exposure to investment grade and high yield credit, especially within financials, contributed to performance as these sectors outperformed like-duration Treasuries during the period. Currency exposure was neutral to modestly positive for performance as long exposure to the Brazilian real proved beneficial as the real appreciated relative to the U.S. dollar.

The following graph depicts the performance of Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index9 vs. the Lipper Inflation Protected Bond Funds Average26

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2016

INFLATION-LINKED FIXED INCOME FUND

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Treasury Inflation Protected Securities
(TIPS) Index vs. the Lipper Inflation Protected Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INFLATION-LINKED FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2016†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Barclays Capital U.S. TIPS Index***	Lipper Inflation Protected Bond Funds Average***
Since inception 3/11/2016	4.59%	3.35%	2.13%	2.15%
10 year	N/A	N/A	4.44	3.47
5 year	N/A	N/A	1.77	1.00
3 year	N/A	N/A	2.71	1.51
1 year	N/A	N/A	5.37	4.14

See pages 26 through 29 for all footnotes.

Ultra-Short Term Fixed Income Fund

ABOUT THE SUBADVISERS
•Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 12 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

For the period from inception (March 8, 2016) through August 31, 2016, the Sub-adviser for CGCM Ultra-Short Term Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, since inception of the Fund through the period ended August 31, 2016. Overall interest rate strategies were positive for performance. Exposures to non-U.S. duration, including Australian and core European duration, added to returns as yields declined in these regions amid increase central bank accommodation. Spread sector strategies were also beneficial for performance. An allocation to investment grade and high yield credit, especially within financials and industrials, contributed to performance as these sectors outperformed like-duration Treasuries during the period. Holdings of non-Agency mortgages and commercial mortgage-backed securities were positive for performance as these securities benefitted from strong demand and improving fundamentals. Currency strategies detracted from performance as a long-dollar bias versus the Japanese yen hurt performance as the yen appreciated relative to the U.S. dollar.

The following graph depicts the performance of Citigroup 3-Month U.S. Treasury Bill Index10 vs. the Lipper Ultra-Short Obligations Funds Average27

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2016

ULTRA-SHORT TERM FIXED INCOME FUND

Comparison of $10,000 Investment in the Portfolio with the Citigroup 3-Month U.S. Treasury Bill Index vs. the Lipper
Ultra-Short Obligations Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ULTRA-SHORT TERM FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2016†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Citigroup 3-Month U.S. Treasury Bill Index***	Lipper Ultra-Short Obligations Funds Average***
Since inception 3/11/2016	0.89%	(0.32%)	0.11%	0.79%
10 year	N/A	N/A	0.88	1.56
5 year	N/A	N/A	0.07	0.74
3 year	N/A	N/A	0.08	0.60
1 year	N/A	N/A	0.18	0.81

See pages 26 through 29 for all footnotes.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.morganstanley.com/cgcm.

*	The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which may be up to 2.50%.

**	Consulting Group Advisory Services, LLC (“CGAS”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.

***	The values shown represent the period from Fund inception (March 8, 2016) through the period end August 31, 2016.

1.	The Russell 1000® Index is composed of the 1,000 largest U.S. companies by market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

2.	The Russell 2500® Index includes the smallest 2,500 U.S. companies out of the Russell 3000® Index universe. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

3.	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE® Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

4.	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

5.	The Barclays Capital U.S. Aggregate BondTM Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

6.	The Barclays Capital U.S. Corporate High-Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

7.	The Citigroup Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the Citigroup World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

8.	The Barclays Capital U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9.	Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index.

10.	Citigroup 3-Month U.S. Treasury Bill Index.

11.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

12.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

13.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

14.	The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

15.	The Lipper Large-Cap Growth Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have aboveaverage characteristics compared to the S&P 500® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

16.	The Lipper Small-Cap Growth Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have aboveaverage characteristics compared to the S&P SmallCap 600® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

17.	The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

18.	The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

19.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

20.	The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

21.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

22.	The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

23.	The Lipper Large-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category. Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

24.	The Lipper Small-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category. Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index.

25.

The Citigroup Non-US World Government Bond Index (USD) — Unhedged — This index includes all the components of the World Government Bond Index except the United States. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of $25 million US dollars. Those government securities that are excluded from the indices typically fall into three categories: floating- or variable-rate bonds (including index-linked bonds); securities aimed principally at non-institutional investors such as savings bonds in the United States and Canada; and private placement-type securities, where liquidity may be poor and where accurate information on outstandings, market coupon, and maturity structure may be difficult or impossible to obtain. This index is designed to directly address the growing interest in and implementation of currency-hedged bond investments by global investors as a means of achieving low-risk interest rate diversification in their portfolios.

26.	The Lipper Inflation Protected Bond Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Inflation protected bond funds invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

27.	The Lipper Ultra-Short Obligations Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Ultra short obligations funds invest primarily in investment-grade debt issues or better and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

Fund Expenses

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which may be up to 2.50%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on March 1, 2016 and held for the six months ended August 31, 2016.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Fund	Total Return Without Annual Advisory Program Fees(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Cap Equity Fund	14.11%	$1,000.00	$1,141.10	0.49%	$2.64
Small-Mid Cap Equity Fund	17.01%	1,000.00	1,170.10	0.72%	3.93
International Equity Fund	9.50%	1,000.00	1,095.00	0.73%	3.84
Emerging Markets Equity Fund	23.48%	1,000.00	1,234.80	0.95%	5.34
Core Fixed Income Fund	4.38%	1,000.00	1,043.80	0.55%	2.83
High Yield Fund	13.40%	1,000.00	1,134.00	0.66%	3.54
International Fixed Income Fund	6.57%	1,000.00	1,065.70	0.76%	3.95
Municipal Bond Fund	3.27%	1,000.00	1,032.70	0.70%	3.58
Inflation-Linked Fixed Income Fund(5)	4.59%	1,000.00	1,045.90	1.01%	5.19
Ultra-Short Term Fixed Income Fund(5)	0.89%	1,000.00	1,008.90	0.79%	3.99

(1)	For the six months ended August 31, 2016.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which may be up to 2.50% depending on the particular program through which you invest. Total return is not annualized as it may not be representative of the total return for the year/period. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expenses reimbursements, the total return would have been lower.
(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights, except for Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, which are based on the period from Fund inception (March 8, 2016) through the period end August 31, 2016.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided 366 (to reflect the one-half year period).
(5)	The period from Fund inception (March 8, 2016) through the period end August 31, 2016.

Fund Expenses
(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per year/period before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothethical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Cap Equity Fund	5.00%	$1,000.00	$1,022.67	0.49%	$2.49
Small-Mid Cap Equity Fund	5.00%	1,000.00	1,021.52	0.72%	3.66
International Equity Fund	5.00%	1,000.00	1,021.47	0.73%	3.71
Emerging Markets Equity Fund	5.00%	1,000.00	1,020.36	0.95%	4.82
Core Fixed Income Fund	5.00%	1,000.00	1,022.37	0.55%	2.80
High Yield Fund	5.00%	1,000.00	1,021.82	0.66%	3.35
International Fixed Income Fund	5.00%	1,000.00	1,021.32	0.76%	3.86
Municipal Bond Fund	5.00%	1,000.00	1,021.62	0.70%	3.56
Inflation-Linked Fixed Income Fund(4)	5.00%	1,000.00	1,019.30	1.01%	5.13
Ultra-Short Term Fixed Income Fund(4)	5.00%	1,000.00	1,020.36	0.79%	4.01

(1)	For the six months ended August 31, 2016.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights, except for Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, which are based on the period from Fund inception (March 8, 2016) through the period end August 31, 2016.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided 366 (to reflect the one-half year period).
(4)	The period from Fund inception (March 8, 2016) through the period end August 31, 2016.

Schedules of Investments

August 31, 2016

Large Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 93.6%
CONSUMER DISCRETIONARY — 11.8%
Auto Components — 0.9%
7,780	BorgWarner Inc.	$267,554
69,400	Delphi Automotive PLC	4,903,804
11,380	Gentex Corp.	202,450
91,967	Goodyear Tire & Rubber Co. (The)	2,699,232
127,919	Johnson Controls Inc.	5,613,086
2,924	Lear Corp.	340,032
17,582	Tenneco Inc.*	981,603
1,459	Visteon Corp.	103,151

	Total Auto Components	15,110,912

Automobiles — 0.3%
156,429	Ford Motor Co.	1,971,005
56,468	General Motors Co.	1,802,459
7,175	Harley-Davidson Inc.	378,122
4,693	Tesla Motors Inc.*(a)	994,963
2,010	Thor Industries Inc.	163,112

	Total Automobiles	5,309,661

Distributors — 0.4%
5,928	Genuine Parts Co.	609,517
165,526	LKQ Corp.*	5,973,833
1,698	Pool Corp.	171,277

	Total Distributors	6,754,627

Diversified Consumer Services — 0.0%
177	Graham Holdings Co., Class B Shares	86,792
8,723	H&R Block Inc.	188,940
7,538	Service Corp. International	199,305
5,765	ServiceMaster Global Holdings Inc.*	215,092

	Total Diversified Consumer Services	690,129

Hotels, Restaurants & Leisure — 1.3%
9,735	Aramark	369,249
2,378	Brinker International Inc.	127,722
16,410	Carnival Corp.	784,398
1,141	Chipotle Mexican Grill Inc., Class A Shares*	472,066
1,302	Choice Hotels International Inc.	63,134
4,595	Darden Restaurants Inc.	283,236
1,958	Domino’s Pizza Inc.	292,858
3,684	Dunkin’ Brands Group Inc.	180,332
3,156	Extended Stay America Inc.	44,657
21,183	Hilton Worldwide Holdings Inc.	505,638
1,040	Hyatt Hotels Corp., Class A Shares*	55,619
3,963	International Game Technology PLC	90,475
14,773	Las Vegas Sands Corp.	741,752
7,655	Marriott International Inc., Class A Shares(a)	546,031
35,420	McDonald’s Corp.	4,096,677
19,174	MGM Resorts International*	458,067
52,618	Norwegian Cruise Line Holdings Ltd.*	1,888,460
898	Panera Bread Co., Class A Shares*	195,001
6,829	Royal Caribbean Cruises Ltd.	485,610
3,058	Six Flags Entertainment Corp.	149,139
129,817	Starbucks Corp.	7,299,610
6,901	Starwood Hotels & Resorts Worldwide Inc.	534,552
1,515	Vail Resorts Inc.	240,021

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 11.8% — (continued)
Hotels, Restaurants & Leisure — 1.3% — (continued)
8,762	Wendy’s Co. (The)	$89,285
4,399	Wyndham Worldwide Corp.	311,405
3,074	Wynn Resorts Ltd.(a)	274,570
15,546	Yum! Brands Inc.	1,410,178

	Total Hotels, Restaurants & Leisure	21,989,742

Household Durables — 0.5%
3,131	CalAtlantic Group Inc.	114,250
13,490	DR Horton Inc.	432,489
4,478	Garmin Ltd.	219,780
2,726	Harman International Industries Inc.	230,865
5,063	Leggett & Platt Inc.	265,706
7,267	Lennar Corp., Class A Shares	343,729
513	Lennar Corp., Class B Shares	19,489
2,477	Mohawk Industries Inc.*	527,056
18,923	Newell Brands Inc.	1,004,433
131	NVR Inc.*	220,971
13,266	PulteGroup Inc.	283,495
2,289	Tempur Sealy International Inc.*(a)	179,503
6,212	Toll Brothers Inc.*	193,131
2,156	Tupperware Brands Corp.	141,283
24,138	Whirlpool Corp.	4,312,012

	Total Household Durables	8,488,192

Internet & Catalog Retail — 2.5%
23,758	Amazon.com Inc.*	18,273,703
4,852	Expedia Inc.	529,450
15,000	Groupon Inc., Class A Shares*(a)	79,950
164,005	Liberty Interactive Corp. QVC Group, Class A Shares*	3,465,426
5,348	Liberty Ventures, Series A*	206,112
16,514	Netflix Inc.*	1,609,289
13,232	Priceline Group Inc. (The)*	18,746,172
4,518	TripAdvisor Inc.*	275,598

	Total Internet & Catalog Retail	43,185,700

Leisure Products — 0.1%
3,635	Brunswick Corp.	167,174
4,511	Hasbro Inc.	368,729
13,598	Mattel Inc.	450,502
2,419	Polaris Industries Inc.(a)	209,582
2,526	Vista Outdoor Inc.*	100,585

	Total Leisure Products	1,296,572

Media — 2.2%
2,557	AMC Networks Inc., Class A Shares*	138,947
197	Cable One Inc.	106,601
16,251	CBS Corp., Class B Shares	829,288
8,071	Charter Communications Inc., Class A Shares*	2,075,942
4,544	Cinemark Holdings Inc.	175,626
1,908	Clear Channel Outdoor Holdings Inc., Class A Shares	12,879
159,911	Comcast Corp., Class A Shares	10,435,792
6,136	Discovery Communications Inc., Class A Shares*	156,529
9,100	Discovery Communications Inc., Class C Shares*	225,862
8,764	DISH Network Corp., Class A Shares*	440,216
16,080	Interpublic Group of Cos., Inc. (The)	372,091
1,809	John Wiley & Sons Inc., Class A Shares	105,157

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 11.8% — (continued)
Media — 2.2% — (continued)
565	Liberty Broadband Corp., Class A Shares*	$38,109
4,278	Liberty Broadband Corp., Class C Shares*	293,171
3,979	Liberty SiriusXM Group, Class A Shares*	133,336
6,355	Liberty SiriusXM Group, Class C Shares*	211,177
3,959	Lions Gate Entertainment Corp.(a)	82,981
5,269	Live Nation Entertainment Inc.*	140,788
40,816	Madison Square Garden Co. (The), Class A Shares*	7,373,410
14,535	News Corp., Class A Shares	204,362
4,110	News Corp., Class B Shares	59,307
9,505	Omnicom Group Inc.	818,666
3,274	Regal Entertainment Group, Class A Shares(a)	69,998
3,311	Scripps Networks Interactive Inc., Class A Shares	209,818
67,901	Sirius XM Holdings Inc.*(a)	281,110
3,410	Starz, Class A Shares*	106,358
8,372	TEGNA Inc.	169,617
11,944	Thomson Reuters Corp.	495,557
31,690	Time Warner Inc.	2,484,813
3,332	Tribune Media Co., Class A Shares	126,883
43,771	Twenty-First Century Fox Inc., Class A Shares	1,074,140
19,683	Twenty-First Century Fox Inc., Class B Shares	489,122
546	Viacom Inc., Class A Shares	24,674
13,873	Viacom Inc., Class B Shares	559,637
65,404	Walt Disney Co. (The)	6,178,062

	Total Media	36,700,026

Multiline Retail — 0.3%
774	Dillard’s Inc., Class A Shares	46,626
11,448	Dollar General Corp.	840,398
9,092	Dollar Tree Inc.*	751,908
102,725	JC Penney Co., Inc.*(a)	968,697
7,086	Kohl’s Corp.	314,477
12,313	Macy’s Inc.	445,484
4,953	Nordstrom Inc.(a)	249,928
23,889	Target Corp.	1,676,769

	Total Multiline Retail	5,294,287

Specialty Retail — 2.4%
43,977	Advance Auto Parts Inc.	6,921,100
2,821	AutoNation Inc.*	133,574
1,179	AutoZone Inc.*	874,582
5,559	Bed Bath & Beyond Inc.	257,771
11,077	Best Buy Co., Inc.	426,243
2,823	Burlington Stores Inc.*	229,284
2,128	Cabela’s Inc.*	104,251
7,754	CarMax Inc.*	457,098
3,170	CST Brands Inc.	151,558
3,510	Dick’s Sporting Goods Inc.	205,686
5,338	Foot Locker Inc.	350,386
4,341	GameStop Corp., Class A Shares	123,241
8,450	Gap Inc. (The)	210,151
50,158	Home Depot Inc. (The)	6,727,191
9,813	L Brands Inc.	747,849
121,335	Lowe’s Cos., Inc.	9,289,408
3,917	Michaels Cos., Inc. (The)*	93,851
1,545	Murphy USA Inc.*	112,970

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 11.8% — (continued)
Specialty Retail — 2.4% — (continued)
3,845	O’Reilly Automotive Inc.*	$1,076,408
1,602	Penske Automotive Group Inc.	72,571
81,698	Ross Stores Inc.	5,084,884
6,099	Sally Beauty Holdings Inc.*	166,015
3,081	Signet Jewelers Ltd.	252,580
24,406	Staples Inc.	208,915
4,101	Tiffany & Co.	292,688
66,879	TJX Cos., Inc. (The)	5,179,110
5,397	Tractor Supply Co.	453,078
2,399	Ulta Salon Cosmetics & Fragrance Inc.*	593,057
3,854	Urban Outfitters Inc.*	138,166
3,551	Williams-Sonoma Inc.	186,925

	Total Specialty Retail	41,120,591

Textiles, Apparel & Luxury Goods — 0.9%
2,012	Carter’s Inc.	191,723
11,155	Coach Inc.	425,898
49,500	Deckers Outdoor Corp.*	3,234,825
15,176	Hanesbrands Inc.	402,771
5,448	Kate Spade & Co.*	101,660
3,835	lululemon athletica Inc.*	293,416
6,501	Michael Kors Holdings Ltd.*	318,224
149,881	NIKE Inc., Class B Shares	8,639,141
3,199	PVH Corp.	344,724
2,294	Ralph Lauren Corp., Class A Shares	237,704
5,528	Skechers U.S.A. Inc., Class A Shares*	134,386
7,165	Under Armour Inc., Class A Shares*(a)	283,949
7,443	Under Armour Inc., Class C Shares*	265,343
13,697	V.F. Corp.	849,899

	Total Textiles, Apparel & Luxury Goods	15,723,663

	TOTAL CONSUMER DISCRETIONARY	201,664,102

CONSUMER STAPLES — 9.3%
Beverages — 1.7%
2,183	Brown-Forman Corp., Class A Shares	112,948
7,860	Brown-Forman Corp., Class B Shares	381,603
157,031	Coca-Cola Co. (The)	6,819,856
6,688	Constellation Brands Inc., Class A Shares	1,097,166
7,454	Dr Pepper Snapple Group Inc.	698,440
83,714	Molson Coors Brewing Co., Class B Shares	8,565,617
36,748	Monster Beverage Corp.*	5,655,150
58,216	PepsiCo Inc.	6,214,558

	Total Beverages	29,545,338

Food & Staples Retailing — 2.1%
1,643	Casey’s General Stores Inc.	215,742
17,554	Costco Wholesale Corp.	2,845,328
145,101	CVS Health Corp.	13,552,433
38,341	Kroger Co. (The)	1,226,529
41,341	Rite Aid Corp.*	311,298
6,001	Sprouts Farmers Market Inc.*	135,203
21,327	Sysco Corp.	1,106,018
1,800	US Foods Holding Corp.*	43,650
142,405	Walgreens Boots Alliance Inc.	11,493,508
60,976	Wal-Mart Stores Inc.	4,356,125

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER STAPLES — 9.3% — (continued)
Food & Staples Retailing — 2.1% — (continued)
12,722	Whole Foods Market Inc.	$386,494

	Total Food & Staples Retailing	35,672,328

Food Products — 3.2%
181,780	Archer-Daniels-Midland Co.	7,954,693
2,520	Blue Buffalo Pet Products Inc.*	64,966
5,523	Bunge Ltd.	352,920
7,567	Campbell Soup Co.	459,468
17,782	ConAgra Foods Inc.	828,819
7,398	Flowers Foods Inc.	110,304
24,017	General Mills Inc.	1,700,884
3,677	Hain Celestial Group Inc. (The)*	135,130
5,690	Hershey Co. (The)	568,374
10,923	Hormel Foods Corp.	417,914
2,862	Ingredion Inc.	391,980
4,714	J.M. Smucker Co. (The)	668,398
10,117	Kellogg Co.	831,719
223,819	Kraft Heinz Co. (The)	20,029,562
4,674	McCormick & Co., Inc.	476,561
59,748	Mead Johnson Nutrition Co., Class A Shares	5,082,762
212,502	Mondelez International Inc., Class A Shares	9,566,840
2,467	Pilgrim’s Pride Corp.	56,938
4,642	Pinnacle Foods Inc.	235,117
2,577	Post Holdings Inc.*	218,478
43,594	TreeHouse Foods Inc.*	4,129,660
11,688	Tyson Foods Inc., Class A Shares	883,262
6,902	WhiteWave Foods Co. (The), Class A Shares*	382,578

	Total Food Products	55,547,327

Household Products — 1.4%
5,253	Church & Dwight Co., Inc.	522,253
5,210	Clorox Co. (The)	682,718
34,970	Colgate-Palmolive Co.	2,599,670
2,656	Energizer Holdings Inc.	131,260
14,471	Kimberly-Clark Corp.	1,853,156
201,108	Procter & Gamble Co. (The)	17,558,739
1,064	Spectrum Brands Holdings Inc.(a)	142,789

	Total Household Products	23,490,585

Personal Products — 0.1%
1,979	Coty Inc., Class A Shares(a)	53,334
2,469	Edgewell Personal Care Co.*	197,545
8,831	Estee Lauder Cos., Inc. (The), Class A Shares	787,990
2,964	Herbalife Ltd.*(a)	180,063
2,318	Nu Skin Enterprises Inc., Class A Shares(a)	134,166

	Total Personal Products	1,353,098

Tobacco — 0.8%
78,850	Altria Group Inc.	5,211,196
62,459	Philip Morris International Inc.	6,241,528
33,442	Reynolds American Inc.	1,657,720

	Total Tobacco	13,110,444

	TOTAL CONSUMER STAPLES	158,719,120

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 6.7%
Energy Equipment & Services — 2.1%
17,613	Baker Hughes Inc.	$865,327
58,600	Core Laboratories NV	6,550,308
2,846	Diamond Offshore Drilling Inc.(a)	52,566
1,564	Dril-Quip Inc.*	86,911
12,672	Ensco PLC, Class A Shares	96,180
9,065	FMC Technologies Inc.*	255,633
1,827	Frank’s International NV(a)	20,992
186,824	Halliburton Co.	8,035,300
4,092	Helmerich & Payne Inc.(a)	247,402
11,605	Nabors Industries Ltd.	115,354
131,379	National Oilwell Varco Inc.	4,406,452
10,511	Noble Corp. PLC	60,543
4,152	Oceaneering International Inc.	110,111
6,285	Patterson-UTI Energy Inc.	122,495
5,366	Rowan Cos. PLC, Class A Shares	66,860
2,584	RPC Inc.*(a)	39,613
168,398	Schlumberger Ltd.	13,303,442
6,392	Superior Energy Services Inc.	107,577
14,571	Transocean Ltd.*(a)	141,339
31,733	Weatherford International PLC*	173,580

	Total Energy Equipment & Services	34,857,985

Oil, Gas & Consumable Fuels — 4.6%
20,558	Anadarko Petroleum Corp.	1,099,236
7,043	Antero Resources Corp.*	180,019
15,259	Apache Corp.	758,372
18,716	Cabot Oil & Gas Corp.	460,975
7,934	Cheniere Energy Inc.*	340,369
26,081	Chesapeake Energy Corp.*	165,614
140,981	Chevron Corp.	14,179,869
3,792	Cimarex Energy Co.	501,227
5,667	Concho Resources Inc.*	732,176
202,651	ConocoPhillips	8,318,824
9,119	CONSOL Energy Inc.	166,331
3,482	Continental Resources Inc.*	166,997
21,208	Devon Energy Corp.	918,943
3,114	Diamondback Energy Inc.*	296,608
3,897	Energen Corp.	224,077
72,854	EOG Resources Inc.	6,446,850
7,043	EQT Corp.	503,574
167,128	Exxon Mobil Corp.	14,563,534
5,446	Gulfport Energy Corp.*	155,756
11,481	Hess Corp.	623,418
6,947	HollyFrontier Corp.	179,788
77,753	Kinder Morgan Inc.	1,698,903
7,086	Kosmos Energy Ltd.*	44,004
5,890	Laredo Petroleum Inc.*(a)	72,329
273,857	Marathon Oil Corp.	4,113,332
21,165	Marathon Petroleum Corp.	899,724
4,279	Memorial Resource Development Corp.*	61,618
6,558	Murphy Oil Corp.	175,230
7,977	Newfield Exploration Co.*	345,883
17,176	Noble Energy Inc.	592,228
117,960	Occidental Petroleum Corp.	9,065,226
8,444	ONEOK Inc.	395,939

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 6.7% — (continued)
Oil, Gas & Consumable Fuels — 4.6% — (continued)
6,547	Parsley Energy Inc., Class A Shares*	$221,616
4,143	PBF Energy Inc., Class A Shares	90,732
18,219	Phillips 66	1,429,281
6,502	Pioneer Natural Resources Co.	1,164,183
9,337	QEP Resources Inc.	178,337
6,621	Range Resources Corp.	255,372
2,907	SM Energy Co.	110,117
20,092	Southwestern Energy Co.*	279,480
28,160	Spectra Energy Corp.	1,003,059
109,116	Suncor Energy Inc.	2,958,135
6,127	Targa Resources Corp.	267,015
4,777	Tesoro Corp.	360,281
19,041	Valero Energy Corp.	1,053,919
8,651	Whiting Petroleum Corp.*(a)	63,066
27,871	Williams Cos., Inc. (The)	778,716
2,958	World Fuel Services Corp.	131,868
11,872	WPX Energy Inc.*	142,464

	Total Oil, Gas & Consumable Fuels	78,934,614

	TOTAL ENERGY	113,792,599

FINANCIALS — 12.9%
Banks — 3.1%
6,559	Associated Banc-Corp.	130,131
414,310	Bank of America Corp.	6,686,963
1,869	Bank of Hawaii Corp.	134,643
4,303	BankUnited Inc.	138,341
212,448	BB&T Corp.	8,179,248
986	BOK Financial Corp.(a)	68,103
8,002	CIT Group Inc.	295,114
118,362	Citigroup Inc.	5,650,602
20,597	Citizens Financial Group Inc.	510,188
7,017	Comerica Inc.	331,834
3,552	Commerce Bancshares Inc.	180,015
2,210	Cullen/Frost Bankers Inc.(a)	161,109
6,071	East West Bancorp Inc.	225,477
29,838	Fifth Third Bancorp	601,534
9,257	First Horizon National Corp.	142,373
5,759	First Republic Bank	443,213
43,636	Huntington Bancshares Inc.	436,796
146,745	JPMorgan Chase & Co.	9,905,287
43,547	KeyCorp	546,950
6,051	M&T Bank Corp.	716,015
4,767	PacWest Bancorp	206,459
12,423	People’s United Financial Inc.	201,874
20,055	PNC Financial Services Group Inc. (The)	1,806,955
4,114	Popular Inc.	161,721
50,090	Regions Financial Corp.	499,397
2,123	Signature Bank*	259,027
20,185	SunTrust Banks Inc.	889,553
2,150	SVB Financial Group*	238,779
5,191	Synovus Financial Corp.	171,718
6,307	TCF Financial Corp.	92,398
65,431	US Bancorp	2,888,779
184,200	Wells Fargo & Co.	9,357,360
3,841	Western Alliance Bancorp*	146,803

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 12.9% — (continued)
Banks — 3.1% — (continued)
8,089	Zions Bancorporation	$247,443

	Total Banks	52,652,202

Capital Markets — 2.2%
2,130	Affiliated Managers Group Inc.*	302,566
49,487	Ameriprise Financial Inc.	5,002,146
1,645	Artisan Partners Asset Management Inc., Class A Shares	43,017
215,674	Bank of New York Mellon Corp. (The)	8,987,136
5,034	BlackRock Inc., Class A Shares	1,876,725
349,534	Charles Schwab Corp. (The)	10,996,340
10,959	E*Trade Financial Corp.*	289,098
4,408	Eaton Vance Corp.	176,452
4,062	Federated Investors Inc., Class B Shares	131,203
14,536	Franklin Resources Inc.	530,564
15,607	Goldman Sachs Group Inc. (The)	2,644,762
2,672	Interactive Brokers Group Inc., Class A Shares	95,871
16,469	Invesco Ltd.	513,668
5,119	Lazard Ltd., Class A Shares	189,557
4,440	Legg Mason Inc.	153,580
3,608	LPL Financial Holdings Inc.(a)	107,266
57,495	Morgan Stanley(d)	1,843,290
8,254	Northern Trust Corp.	582,650
7,892	NorthStar Asset Management Group Inc.	98,098
4,624	Raymond James Financial Inc.	268,978
4,705	SEI Investments Co.	216,900
16,047	State Street Corp.	1,127,141
9,914	T. Rowe Price Group Inc.	689,419
9,819	TD Ameritrade Holding Corp.	322,701

	Total Capital Markets	37,189,128

Consumer Finance — 0.4%
17,357	Ally Financial Inc.	347,834
32,405	American Express Co.	2,125,120
20,557	Capital One Financial Corp.	1,471,881
359	Credit Acceptance Corp.*(a)	71,675
16,495	Discover Financial Services	989,700
13,219	Navient Corp.	190,089
2,267	OneMain Holdings Inc., Class A Shares*	70,300
4,696	Santander Consumer USA Holdings Inc.*	59,076
12,967	SLM Corp.*	96,150
33,588	Synchrony Financial	934,754

	Total Consumer Finance	6,356,579

Diversified Financial Services — 2.1%
171,931	Berkshire Hathaway Inc., Class B Shares*	25,873,896
3,254	CBOE Holdings Inc.	223,517
13,694	CME Group Inc., Class A Shares	1,483,745
1,468	FactSet Research Systems Inc.	261,348
17,550	Intercontinental Exchange Inc.	4,949,451
13,213	Leucadia National Corp.	253,029
1,473	MarketAxess Holdings Inc.	248,259
6,852	Moody’s Corp.	744,744
709	Morningstar Inc.	58,897
3,605	MSCI Inc., Class A Shares	324,883
4,432	Nasdaq Inc.	315,603
10,614	S&P Global Inc.	1,311,254

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 12.9% — (continued)
Diversified Financial Services — 2.1% — (continued)
8,219	Voya Financial Inc.	$240,324

	Total Diversified Financial Services	36,288,950

Insurance — 3.0%
77,306	Aflac Inc.	5,734,559
590	Alleghany Corp.*	316,358
3,514	Allied World Assurance Co. Holdings AG	142,528
116,963	Allstate Corp. (The)	8,065,769
2,865	American Financial Group Inc.	215,305
44,692	American International Group Inc.	2,673,922
321	American National Insurance Co.	37,499
3,682	AmTrust Financial Services Inc.	97,536
10,587	Aon PLC	1,178,863
4,351	Arch Capital Group Ltd.*	352,170
6,862	Arthur J. Gallagher & Co.	339,051
2,415	Aspen Insurance Holdings Ltd.	110,993
22,251	Assurant Inc.	1,992,577
5,594	Assured Guaranty Ltd.	155,345
3,800	Axis Capital Holdings Ltd.	216,106
4,677	Brown & Brown Inc.	175,247
18,623	Chubb Ltd.	2,363,817
6,121	Cincinnati Financial Corp.	471,990
1,198	CNA Financial Corp.	39,905
2,568	Endurance Specialty Holdings Ltd.	169,103
1,025	Erie Indemnity Co., Class A Shares	104,581
1,628	Everest Re Group Ltd.	314,823
4,438	First American Financial Corp.	191,233
10,458	FNF Group	394,162
1,840	Hanover Insurance Group Inc. (The)	143,888
15,850	Hartford Financial Services Group Inc. (The)	650,960
78,267	Lincoln National Corp.	3,759,164
11,067	Loews Corp.	463,265
556	Markel Corp.*	517,697
124,528	Marsh & McLennan Cos., Inc.	8,421,829
37,468	MetLife Inc.	1,626,111
9,712	Old Republic International Corp.	186,762
10,674	Principal Financial Group Inc.	523,773
2,314	ProAssurance Corp.	127,316
23,401	Progressive Corp. (The)	761,937
17,801	Prudential Financial Inc.	1,413,043
2,567	Reinsurance Group of America Inc., Class A Shares	275,491
1,714	RenaissanceRe Holdings Ltd.	205,166
4,719	Torchmark Corp.	305,225
11,810	Travelers Cos., Inc. (The)	1,401,965
9,119	Unum Group	324,728
3,019	Validus Holdings Ltd.	153,335
205	White Mountains Insurance Group Ltd.	168,924
32,342	Willis Towers Watson PLC	4,010,731
3,850	WR Berkley Corp.	228,575
10,884	XL Group Ltd.	372,559

	Total Insurance	51,895,886

Real Estate Investment Trusts (REITs) — 2.0%
3,070	Alexandria Real Estate Equities Inc.	337,976
5,463	American Campus Communities Inc.	273,751

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 12.9% — (continued)
Real Estate Investment Trusts (REITs) — 2.0% — (continued)
13,332	American Capital Agency Corp.	$257,441
6,687	American Homes 4 Rent, Class A Shares	146,245
16,976	American Tower Corp.	1,924,739
40,638	Annaly Capital Management Inc.	435,233
5,820	Apartment Investment & Management Co., Class A Shares	262,948
6,602	Apple Hospitality REIT Inc.(a)	129,531
5,574	AvalonBay Communities Inc.	975,506
6,205	Boston Properties Inc.	869,507
6,910	Brandywine Realty Trust	111,458
7,968	Brixmor Property Group Inc.	227,566
3,139	Camden Property Trust	275,510
3,708	Care Capital Properties Inc.	111,203
7,531	Chimera Investment Corp.	124,186
5,397	Columbia Property Trust Inc.	127,261
4,712	Communications Sales & Leasing Inc.	147,014
4,161	Corporate Office Properties Trust	118,672
5,045	Corrections Corp. of America(a)	80,367
13,526	Crown Castle International Corp.	1,281,859
7,493	CubeSmart	206,282
2,981	CyrusOne Inc.	151,554
3,731	DCT Industrial Trust Inc.	181,737
12,684	DDR Corp.	239,854
5,947	Digital Realty Trust Inc.	589,288
4,827	Douglas Emmett Inc.	181,302
13,911	Duke Realty Corp.	391,177
4,957	Empire State Realty Trust Inc., Class A Shares	106,427
2,584	EPR Properties	202,379
2,768	Equinix Inc.	1,020,423
4,904	Equity Commonwealth*	153,446
2,790	Equity LifeStyle Properties Inc.	216,309
3,608	Equity One Inc.	111,992
14,340	Equity Residential	930,236
2,575	Essex Property Trust Inc.	584,783
4,844	Extra Space Storage Inc.	390,184
2,838	Federal Realty Investment Trust	451,242
9,179	Forest City Realty Trust Inc., Class A Shares	217,175
7,522	Gaming & Leisure Properties Inc.	257,328
23,230	General Growth Properties Inc.	676,922
18,519	HCP Inc.	728,352
5,580	Healthcare Trust of America Inc., Class A Shares	188,269
3,892	Highwoods Properties Inc.	206,432
6,499	Hospitality Properties Trust	198,155
28,661	Host Hotels & Resorts Inc.	510,739
10,055	Iron Mountain Inc.	386,213
3,637	Kilroy Realty Corp.	264,155
15,777	Kimco Realty Corp.	474,099
3,430	Lamar Advertising Co., Class A Shares	213,792
5,872	Liberty Property Trust	242,103
1,917	Life Storage Inc.	172,530
5,654	Macerich Co. (The)	463,006
14,863	MFA Financial Inc.	114,742
2,875	Mid-America Apartment Communities Inc.	270,221
5,741	National Retail Properties Inc.	287,624
7,800	NorthStar Realty Finance Corp.	104,052
7,398	Omega Healthcare Investors Inc.(a)	267,808

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 12.9% — (continued)
Real Estate Investment Trusts (REITs) — 2.0% — (continued)
5,979	Outfront Media Inc.	$133,451
7,238	Paramount Group Inc.	130,284
5,817	Piedmont Office Realty Trust Inc., Class A Shares	125,705
2,262	Post Properties Inc.	149,925
21,008	Prologis Inc.	1,115,735
5,967	Public Storage	1,336,250
4,929	Rayonier Inc.	135,695
10,424	Realty Income Corp.	685,170
4,065	Regency Centers Corp.	327,395
9,541	Retail Properties of America Inc., Class A Shares	162,197
9,459	Senior Housing Properties Trust	211,314
12,400	Simon Property Group Inc.	2,671,828
3,778	SL Green Realty Corp.	444,746
19,268	Spirit Realty Capital Inc.	255,301
8,033	Starwood Property Trust Inc.	183,956
6,293	STORE Capital Corp.	186,462
2,564	Sun Communities Inc.	196,197
3,746	Tanger Factory Outlet Centers Inc.	152,237
2,351	Taubman Centers Inc.	182,602
9,540	Two Harbors Investment Corp.	84,906
10,193	UDR Inc.	368,783
13,656	Ventas Inc.	992,382
34,512	VEREIT Inc.	360,650
6,811	Vornado Realty Trust	703,644
4,939	Weingarten Realty Investors	203,734
14,373	Welltower Inc.	1,103,128
29,837	Weyerhaeuser Co.	950,309
4,325	WP Carey Inc.	288,261

	Total Real Estate Investment Trusts (REITs)	34,412,552

Real Estate Management & Development — 0.1%
11,065	CBRE Group Inc., Class A Shares*	330,733
1,453	Howard Hughes Corp. (The)*	171,774
1,809	Jones Lang LaSalle Inc.	211,201
6,110	Realogy Holdings Corp.	163,992

	Total Real Estate Management & Development	877,700

Thrifts & Mortgage Finance — 0.0%
16,828	New York Community Bancorp Inc.	254,271
2,294	TFS Financial Corp.	41,613

	Total Thrifts & Mortgage Finance	295,884

	TOTAL FINANCIALS	219,968,881

HEALTH CARE — 14.9%
Biotechnology — 2.9%
65,216	AbbVie Inc.	4,180,345
3,868	ACADIA Pharmaceuticals Inc.*(a)	124,279
1,216	Agios Pharmaceuticals Inc.*(a)	44,797
41,186	Alexion Pharmaceuticals Inc.*	5,183,670
5,752	Alkermes PLC*	251,765
2,833	Alnylam Pharmaceuticals Inc.*	197,885
30,279	Amgen Inc.	5,149,247
21,679	Biogen Inc.*	6,625,753
6,531	BioMarin Pharmaceutical Inc.*	613,195
73,889	Celgene Corp.*	7,886,912

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.9% — (continued)
Biotechnology — 2.9% — (continued)
53,398	Gilead Sciences Inc.	$4,185,335
6,557	Incyte Corp.*	531,773
33,682	Intercept Pharmaceuticals Inc.*(a)	4,995,377
2,353	Intrexon Corp.*	59,390
4,581	Ionis Pharmaceuticals Inc.*(a)	135,827
2,676	Juno Therapeutics Inc.*(a)	79,156
6,448	Medivation Inc.*	519,451
3,645	Neurocrine Biosciences Inc.*	176,637
13,694	OPKO Health Inc.*(a)	124,615
3,125	Regeneron Pharmaceuticals Inc.*	1,226,719
3,567	Seattle Genetics Inc.*	158,910
1,771	United Therapeutics Corp.*	216,558
65,682	Vertex Pharmaceuticals Inc.*	6,207,606

	Total Biotechnology	48,875,202

Health Care Equipment & Supplies — 2.1%
215,754	Abbott Laboratories	9,065,983
1,686	ABIOMED Inc.*	198,847
3,699	Alere Inc.*	144,742
2,662	Align Technology Inc.*	247,300
19,984	Baxter International Inc.	933,852
8,448	Becton Dickinson and Co.	1,497,070
54,262	Boston Scientific Corp.*	1,292,521
1,897	Cooper Cos., Inc. (The)	352,690
2,955	CR Bard Inc.	652,582
24,425	Danaher Corp.	1,988,439
9,259	DENTSPLY SIRONA Inc.	569,058
37,897	DexCom Inc.*	3,452,038
36,913	Edwards Lifesciences Corp.*	4,250,901
2,704	Hill-Rom Holdings Inc.	160,374
11,091	Hologic Inc.*	426,116
3,478	IDEXX Laboratories Inc.*	391,901
1,533	Intuitive Surgical Inc.*	1,052,282
56,526	Medtronic PLC	4,919,458
5,546	ResMed Inc.	369,863
11,267	St. Jude Medical Inc.	877,925
13,610	Stryker Corp.	1,574,133
1,755	Teleflex Inc.	321,323
3,763	Varian Medical Systems Inc.*	361,737
3,028	West Pharmaceutical Services Inc.	247,781
7,425	Zimmer Biomet Holdings Inc.	962,354

	Total Health Care Equipment & Supplies	36,311,270

Health Care Providers & Services — 3.2%
3,103	Acadia Healthcare Co., Inc.*	158,843
47,965	Aetna Inc.	5,617,661
7,247	AmerisourceBergen Corp., Class A Shares	630,272
2,282	Amsurg Corp.*	148,147
38,155	Anthem Inc.	4,772,427
7,799	Brookdale Senior Living Inc.*	134,221
94,344	Cardinal Health Inc.	7,516,386
6,754	Centene Corp.*	461,231
10,231	Cigna Corp.	1,312,228
6,698	DaVita HealthCare Partners Inc.*	432,892
7,982	Envision Healthcare Holdings Inc.*	171,294

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.9% — (continued)
Health Care Providers & Services — 3.2% — (continued)
211,947	Express Scripts Holding Co.*	$15,408,547
12,511	HCA Holdings Inc.*	945,206
3,292	Henry Schein Inc.*	539,197
5,961	Humana Inc.	1,065,290
4,140	Laboratory Corp. of America Holdings*	566,890
1,736	LifePoint Health Inc.*	98,258
9,095	McKesson Corp.	1,679,119
3,381	MEDNAX Inc.*	222,368
3,609	Patterson Cos., Inc.	166,014
1,988	Premier Inc., Class A Shares*	62,920
84,333	Quest Diagnostics Inc.	6,984,459
3,469	Tenet Healthcare Corp.*	82,909
37,786	UnitedHealth Group Inc.	5,140,785
3,398	Universal Health Services Inc., Class B Shares	409,561
3,123	VCA Inc.*	221,140
1,779	WellCare Health Plans Inc.*	200,493

	Total Health Care Providers & Services	55,148,758

Health Care Technology — 0.1%
8,070	Allscripts Healthcare Solutions Inc.*	104,184
1,659	athenahealth Inc.*	203,112
11,969	Cerner Corp.*	772,479
6,376	IMS Health Holdings Inc.*	190,132
2,440	Inovalon Holdings Inc., Class A Shares*(a)	38,308
4,088	Veeva Systems Inc., Class A Shares*	167,281

	Total Health Care Technology	1,475,496

Life Sciences Tools & Services — 0.7%
13,128	Agilent Technologies Inc.	616,753
857	Bio-Rad Laboratories Inc., Class A Shares*	127,530
1,580	Bio-Techne Corp.	166,453
4,429	Bruker Corp.	99,032
1,945	Charles River Laboratories International Inc.*	161,844
35,735	Illumina Inc.*	6,015,630
1,053	Mettler-Toledo International Inc.*	424,433
3,949	PerkinElmer Inc.	210,284
9,169	QIAGEN NV*	243,070
3,316	Quintiles Transnational Holdings Inc.*	256,327
15,806	Thermo Fisher Scientific Inc.	2,405,515
3,249	VWR Corp.*	90,680
3,097	Waters Corp.*	487,189

	Total Life Sciences Tools & Services	11,304,740

Pharmaceuticals — 5.9%
3,582	Akorn Inc.*	96,428
61,274	Allergan PLC*	14,371,204
158,152	Bristol-Myers Squibb Co.	9,076,343
39,300	Eli Lilly & Co.	3,055,575
8,762	Endo International PLC*	181,373
168,966	Johnson & Johnson	20,164,402
16,806	Mallinckrodt PLC*	1,252,719
218,174	Merck & Co., Inc.	13,699,146
17,744	Mylan NV*	751,636
55,943	Novo Nordisk AS, ADR	2,613,657
5,553	Perrigo Co. PLC	505,268
687,023	Pfizer Inc.	23,908,400

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.9% — (continued)
Pharmaceuticals — 5.9% — (continued)
232,053	Zoetis Inc., Class A Shares	$11,857,908

	Total Pharmaceuticals	101,534,059

	TOTAL HEALTH CARE	254,649,525

INDUSTRIALS — 8.3%
Aerospace & Defense — 2.0
4,273	B/E Aerospace Inc.	216,000
24,040	Boeing Co. (The)	3,111,978
3,747	BWX Technologies Inc.	145,421
9,877	General Dynamics Corp.	1,503,477
812	HEICO Corp.	55,184
1,604	HEICO Corp., Class A Shares	91,236
3,724	Hexcel Corp.	167,021
30,668	Honeywell International Inc.	3,579,263
1,850	Huntington Ingalls Industries Inc.	305,564
3,085	L-3 Communications Holdings Inc.	459,110
10,245	Lockheed Martin Corp.	2,489,228
37,603	Northrop Grumman Corp.	7,974,468
2,119	Orbital ATK Inc.	159,836
59,262	Raytheon Co.	8,304,384
5,219	Rockwell Collins Inc.	436,778
4,905	Spirit AeroSystems Holdings Inc., Class A Shares*	224,747
10,665	Textron Inc.	435,665
2,035	TransDigm Group Inc.*	580,362
31,283	United Technologies Corp.	3,329,450

	Total Aerospace & Defense	33,569,172

Air Freight & Logistics — 0.3%
5,729	CH Robinson Worldwide Inc.	397,707
7,220	Expeditors International of Washington Inc.	365,693
10,056	FedEx Corp.	1,658,536
27,867	United Parcel Service Inc., Class B Shares	3,043,634

	Total Air Freight & Logistics	5,465,570

Airlines — 0.2%
4,732	Alaska Air Group Inc.	319,552
21,273	American Airlines Group Inc.	772,210
1,286	Copa Holdings SA, Class A Shares	98,289
31,051	Delta Air Lines Inc.	1,141,124
13,686	JetBlue Airways Corp.*	218,292
25,733	Southwest Airlines Co.	949,033
3,057	Spirit Airlines Inc.*	122,250
13,679	United Continental Holdings Inc.*	689,558

	Total Airlines	4,310,308

Building Products — 0.1%
3,746	Allegion PLC	266,790
2,865	AO Smith Corp.	276,415
2,069	Armstrong World Industries Inc.*	89,939
6,048	Fortune Brands Home & Security Inc.	384,411
1,595	Lennox International Inc.	256,907
13,369	Masco Corp.	474,332
4,608	Owens Corning	253,071
3,797	USG Corp.*	104,152

	Total Building Products	2,106,017

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 8.3% — (continued)
Commercial Services & Supplies — 1.6%
3,443	Cintas Corp.	$404,587
2,263	Clean Harbors Inc.*	108,171
184,064	Copart Inc.*	9,390,945
4,707	Covanta Holding Corp.	70,087
5,018	KAR Auction Services Inc.	212,161
7,837	Pitney Bowes Inc.	147,022
9,603	Republic Services Inc., Class A Shares	485,144
4,191	Rollins Inc.	119,443
8,926	RR Donnelley & Sons Co.	152,635
86,781	Stericycle Inc.*	7,461,430
16,179	Tyco International PLC	706,699
121,040	Waste Management Inc.	7,739,298

	Total Commercial Services & Supplies	26,997,622

Construction & Engineering — 0.2%
52,536	AECOM*	1,619,685
4,372	Chicago Bridge & Iron Co. NV	130,198
5,602	Fluor Corp.	290,744
4,813	Jacobs Engineering Group Inc.*	253,597
5,620	KBR Inc.	82,501
5,790	Quanta Services Inc.*	148,977
934	Valmont Industries Inc.	121,859

	Total Construction & Engineering	2,647,561

Electrical Equipment — 0.7%
15,588	Acuity Brands Inc.	4,288,571
9,156	AMETEK Inc.	446,355
81,705	Eaton Corp. PLC	5,436,651
25,605	Emerson Electric Co.	1,348,871
2,206	Hubbell Inc., Class B Shares	238,932
1,904	Regal Beloit Corp.	116,772
5,203	Rockwell Automation Inc.	603,184
2,791	SolarCity Corp.*	57,662

	Total Electrical Equipment	12,536,998

Industrial Conglomerates — 1.0%
23,712	3M Co.	4,250,139
2,434	Carlisle Cos., Inc.	255,229
370,976	General Electric Co.	11,589,290
4,055	Roper Technologies Inc.	719,965

	Total Industrial Conglomerates	16,814,623

Machinery — 0.8%
2,919	AGCO Corp.	141,688
5,685	Allison Transmission Holdings Inc.	157,702
22,467	Caterpillar Inc.	1,841,171
4,234	Colfax Corp.*	125,665
2,109	Crane Co.	135,651
6,377	Cummins Inc.	801,015
12,672	Deere & Co.	1,071,418
5,099	Donaldson Co., Inc.	191,467
6,028	Dover Corp.	437,030
5,222	Flowserve Corp.	252,588
11,372	Fortive Corp.	598,963
2,358	Graco Inc.	173,714
3,054	IDEX Corp.	285,366

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 8.3% — (continued)
Machinery — 0.8% — (continued)
11,860	Illinois Tool Works Inc.	$1,409,561
10,016	Ingersoll-Rand PLC	680,988
3,813	ITT Inc.	137,954
2,625	Lincoln Electric Holdings Inc.	166,845
5,224	Manitowoc Foodservice Inc.*	84,263
2,276	Middleby Corp. (The)*	291,669
2,292	Nordson Corp.	226,289
3,010	Oshkosh Corp.	162,329
13,845	PACCAR Inc.	828,485
5,369	Parker-Hannifin Corp.	657,864
6,530	Pentair PLC	418,246
2,319	Snap-on Inc.	355,480
6,072	Stanley Black & Decker Inc.	751,410
4,579	Terex Corp.	111,178
2,991	Timken Co. (The)	101,305
2,249	Toro Co. (The)	218,490
6,435	Trinity Industries Inc.	157,143
2,123	WABCO Holdings Inc.*	226,651
3,203	Wabtec Corp.	245,382
6,982	Xylem Inc.	355,105

	Total Machinery	13,800,075

Marine — 0.0%
2,188	Kirby Corp.*	113,995

Professional Services — 0.5%
1,462	Dun & Bradstreet Corp. (The)	201,244
4,765	Equifax Inc.	628,503
2,866	ManpowerGroup Inc.	204,804
14,671	Nielsen Holdings PLC	781,671
5,121	Robert Half International Inc.	196,288
2,237	TransUnion*	73,799
82,398	Verisk Analytics Inc., Class A Shares*	6,843,154

	Total Professional Services	8,929,463

Road & Rail — 0.6%
269	AMERCO	92,458
34,188	Avis Budget Group Inc.*	1,235,213
38,264	CSX Corp.	1,082,106
2,412	Genesee & Wyoming Inc., Class A Shares*	163,992
36,096	Hertz Global Holdings Inc.*	1,778,089
3,469	JB Hunt Transport Services Inc.	275,404
4,320	Kansas City Southern	417,830
1,833	Landstar System Inc.	126,899
11,891	Norfolk Southern Corp.	1,116,565
2,846	Old Dominion Freight Line Inc.*	202,436
2,245	Ryder System Inc.	147,092
33,991	Union Pacific Corp.	3,247,160

	Total Road & Rail	9,885,244

Trading Companies & Distributors — 0.3%
59,894	AerCap Holdings NV*	2,393,963
4,063	Air Lease Corp., Class A Shares	119,371
11,552	Fastenal Co.	498,007
8,082	HD Supply Holdings Inc.*	291,841
1,033	Herc Holdings Inc.*	34,926

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 8.3% — (continued)
Trading Companies & Distributors — 0.3% — (continued)
31,033	MRC Global Inc.*	$455,254
2,025	MSC Industrial Direct Co., Inc., Class A Shares	147,906
3,307	United Rentals Inc.*	272,199
1,099	Watsco Inc.	162,498
1,813	WESCO International Inc.*	112,696
2,255	WW Grainger Inc.	520,138

	Total Trading Companies & Distributors	5,008,799

Transportation Infrastructure — 0.0%
3,000	Macquarie Infrastructure Corp.	239,820

	TOTAL INDUSTRIALS	142,425,267

INFORMATION TECHNOLOGY — 22.7%
Communications Equipment — 2.3%
1,666	Arista Networks Inc.*	132,747
52,807	ARRIS International PLC*	1,482,293
20,001	Brocade Communications Systems Inc.	179,609
789,794	Cisco Systems Inc.	24,831,123
5,430	CommScope Holding Co., Inc.*	160,565
1,880	EchoStar Corp., Class A Shares*	72,869
2,638	F5 Networks Inc.*	323,762
5,027	Harris Corp.	467,410
14,669	Juniper Networks Inc.	338,561
87,469	Motorola Solutions Inc.	6,734,238
32,673	Palo Alto Networks Inc.*	4,351,063

	Total Communications Equipment	39,074,240

Electronic Equipment, Instruments & Components — 0.7%
12,118	Amphenol Corp., Class A Shares	755,073
3,220	Arrow Electronics Inc.*	211,973
5,363	Avnet Inc.	223,530
6,537	CDW Corp.	291,877
3,263	Cognex Corp.	162,367
238,389	Corning Inc.	5,409,047
2,138	Dolby Laboratories Inc., Class A Shares	104,634
1,739	FEI Co.	185,151
5,313	Fitbit Inc., Class A Shares*	82,245
5,694	FLIR Systems Inc.	175,546
5,829	Ingram Micro Inc., Class A Shares	203,782
1,515	IPG Photonics Corp.*	131,775
8,033	Jabil Circuit Inc.	170,219
7,282	Keysight Technologies Inc.*	221,591
4,431	National Instruments Corp.	123,802
62,792	TE Connectivity Ltd.	3,991,688
9,386	Trimble Navigation Ltd.*	257,176
4,740	VeriFone Systems Inc.*	94,136
2,169	Zebra Technologies Corp., Class A Shares*	151,743

	Total Electronic Equipment, Instruments & Components	12,947,355

Internet Software & Services — 5.1%
6,925	Akamai Technologies Inc.*	380,182
66,610	Alibaba Group Holding Ltd., ADR*	6,473,826
45,235	Alphabet Inc., Class A Shares*	35,728,865
11,962	Alphabet Inc., Class C Shares*	9,175,452
571	CommerceHub Inc., Series A*	8,445
1,142	CommerceHub Inc., Series C*	16,822

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 22.7% — (continued)
Internet Software & Services — 5.1% — (continued)
1,284	CoStar Group Inc.*	$266,109
352,970	eBay Inc.*	11,351,515
130,808	Facebook Inc., Class A Shares*	16,497,505
1,948	GoDaddy Inc., Class A Shares*	63,076
3,012	IAC/InterActiveCorp.	176,835
4,727	LinkedIn Corp., Class A Shares*	911,129
1,388	Match Group Inc.*	22,472
19,823	MercadoLibre Inc.	3,409,556
9,330	Pandora Media Inc.*(a)	130,620
4,631	Rackspace Hosting Inc.*	145,645
25,596	Twitter Inc.*	491,699
3,766	VeriSign Inc.*	280,379
34,914	Yahoo! Inc.*	1,492,573
2,900	Yelp Inc., Class A Shares*	111,592
1,706	Zillow Group Inc., Class A Shares*(a)	57,714
4,239	Zillow Group Inc., Class C Shares*(a)	143,490

	Total Internet Software & Services	87,335,501

IT Services — 4.2%
25,132	Accenture PLC, Class A Shares	2,890,180
2,342	Alliance Data Systems Corp.*	479,126
5,756	Amdocs Ltd.	346,051
18,465	Automatic Data Processing Inc.	1,658,342
1,094	Black Knight Financial Services Inc., Class A Shares*	42,688
4,854	Booz Allen Hamilton Holding Corp., Class A Shares	147,367
4,681	Broadridge Financial Solutions Inc.	324,393
204,547	Cognizant Technology Solutions Corp., Class A Shares*	11,749,180
5,386	Computer Sciences Corp.	253,357
3,794	CoreLogic Inc.*	155,630
6,893	CSRA Inc.	175,013
1,411	DST Systems Inc.	171,451
2,112	Euronet Worldwide Inc.*	163,912
13,023	Fidelity National Information Services Inc.	1,033,115
13,171	First Data Corp., Class A Shares*	183,340
8,995	Fiserv Inc.*	926,935
3,709	FleetCor Technologies Inc.*	609,018
3,176	Gartner Inc.*	289,016
6,043	Genpact Ltd.*	142,977
6,221	Global Payments Inc.	472,485
35,439	International Business Machines Corp.	5,630,548
3,099	Jack Henry & Associates Inc.	270,450
4,831	Leidos Holdings Inc.	195,704
38,841	MasterCard Inc., Class A Shares	3,753,206
12,950	Paychex Inc.	785,677
195,925	PayPal Holdings Inc.*	7,278,614
8,324	Sabre Corp.	234,321
2,438	Square Inc., Class A Shares*	29,719
5,551	Teradata Corp.*	176,133
6,666	Total System Services Inc.	328,301
6,179	Vantiv Inc., Class A Shares*	332,059
240,246	Visa Inc., Class A Shares	19,435,901
172,561	Western Union Co. (The)	3,713,513
1,653	WEX Inc.*	164,159
672,671	Xerox Corp.	6,625,809

	Total IT Services	71,167,690

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 22.7% — (continued)
Semiconductors & Semiconductor Equipment — 3.2%
12,452	Analog Devices Inc.	$778,997
43,725	Applied Materials Inc.	1,304,754
43,043	Broadcom Ltd.	7,593,646
4,261	Cree Inc.*	102,307
13,405	Cypress Semiconductor Corp.	159,922
3,246	First Solar Inc.*	122,764
389,507	Intel Corp.	13,979,406
6,286	KLA-Tencor Corp.	435,368
6,468	Lam Research Corp.	603,594
9,585	Linear Technology Corp.	558,231
16,176	Marvell Technology Group Ltd.	200,582
11,281	Maxim Integrated Products Inc.	459,362
8,385	Microchip Technology Inc.	519,115
42,080	Micron Technology Inc.*	693,899
31,006	Microsemi Corp.*	1,239,000
20,485	NVIDIA Corp.	1,256,550
16,564	ON Semiconductor Corp.*	178,891
4,945	Qorvo Inc.*	283,991
165,601	QUALCOMM Inc.	10,444,455
128,308	Skyworks Solutions Inc.	9,605,137
2,424	SunPower Corp., Class A Shares*	24,143
8,406	Teradyne Inc.	177,030
40,492	Texas Instruments Inc.	2,815,814
10,274	Xilinx Inc.	556,954

	Total Semiconductors & Semiconductor Equipment	54,093,912

Software — 4.4%
125,535	Activision Blizzard Inc.	5,193,383
62,498	Adobe Systems Inc.*	6,394,170
3,474	ANSYS Inc.*	330,343
1,264	Atlassian Corp. PLC, Class A Shares*	37,263
8,541	Autodesk Inc.*	575,663
216,970	CA Inc.	7,357,453
11,882	Cadence Design Systems Inc.*	302,278
6,210	CDK Global Inc.	360,056
6,232	Citrix Systems Inc.*	543,430
11,647	Electronic Arts Inc.*	946,086
6,583	FireEye Inc.*	94,532
5,820	Fortinet Inc.*	210,335
3,054	Guidewire Software Inc.*	187,913
9,701	Intuit Inc.	1,081,176
3,033	Manhattan Associates Inc.*	183,557
305,325	Microsoft Corp.	17,543,974
114,885	Mobileye NV*	5,616,728
1,690	NetSuite Inc.*	184,041
9,612	Nuance Communications Inc.*	140,143
119,209	Oracle Corp.	4,913,795
4,580	PTC Inc.*	195,429
7,333	Red Hat Inc.*	535,162
66,063	Salesforce.com Inc.*	5,246,723
73,185	ServiceNow Inc.*	5,318,354
86,005	Splunk Inc.*	5,008,931
7,116	SS&C Technologies Holdings Inc.	234,472
206,852	Symantec Corp.	4,991,339
5,990	Synopsys Inc.*	355,147

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 22.7% — (continued)
Software — 4.4% — (continued)
2,336	Tableau Software Inc., Class A Shares*	$135,558
1,328	Tyler Technologies Inc.*	217,726
1,104	Ultimate Software Group Inc. (The)*	230,670
3,265	VMware Inc., Class A Shares*(a)	239,422
4,659	Workday Inc., Class A Shares*	395,037
31,558	Zynga Inc., Class A Shares*	86,153

	Total Software	75,386,442

Technology Hardware, Storage & Peripherals — 2.8%
357,322	Apple Inc.	37,911,864
78,781	EMC Corp.	2,283,861
69,539	Hewlett Packard Enterprise Co.	1,493,698
70,234	HP Inc.	1,009,263
2,631	Lexmark International Inc., Class A Shares	94,216
45,721	NCR Corp.*	1,547,656
11,181	NetApp Inc.	386,751
82,079	Western Digital Corp.	3,830,627

	Total Technology Hardware, Storage & Peripherals	48,557,936

	TOTAL INFORMATION TECHNOLOGY	388,563,076

MATERIALS — 2.9%
Chemicals — 1.9%
7,879	Air Products & Chemicals Inc.	1,226,130
4,504	Albemarle Corp.	360,185
2,448	Ashland Inc.	286,612
6,992	Axalta Coating Systems Ltd.*	200,111
2,643	Cabot Corp.	131,780
50,293	Celanese Corp., Class A Shares	3,240,378
9,190	CF Industries Holdings Inc.	238,940
45,431	Dow Chemical Co. (The)	2,436,919
5,905	Eastman Chemical Co.	400,890
10,492	Ecolab Inc.	1,291,041
135,187	EI du Pont de Nemours & Co.	9,409,015
5,370	FMC Corp.	252,068
8,560	Huntsman Corp.	148,002
3,222	International Flavors & Fragrances Inc.	446,505
13,969	LyondellBasell Industries NV, Class A Shares	1,102,014
17,646	Monsanto Co.	1,879,299
13,948	Mosaic Co. (The)	419,416
318	NewMarket Corp.	137,996
6,980	Platform Specialty Products Corp.*(a)	63,169
10,678	PPG Industries Inc.	1,130,587
11,448	Praxair Inc.	1,397,114
4,715	RPM International Inc.	257,109
1,814	Scotts Miracle-Gro Co. (The), Class A Shares	150,199
17,723	Sherwin-Williams Co. (The)	5,028,192
3,133	Valspar Corp. (The)	330,250
1,544	Westlake Chemical Corp.	80,010
2,831	WR Grace & Co.	221,186

	Total Chemicals	32,265,117

Construction Materials — 0.1%
1,928	Eagle Materials Inc.	154,953
2,541	Martin Marietta Materials Inc.	465,079
5,316	Vulcan Materials Co.	605,333

	Total Construction Materials	1,225,365

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
MATERIALS — 2.9% — (continued)
Containers & Packaging — 0.7%
2,578	AptarGroup Inc.	$201,032
3,465	Avery Dennison Corp.	268,330
6,922	Ball Corp.	548,153
4,010	Bemis Co., Inc.	210,926
5,102	Berry Plastics Group Inc.*	231,580
150,831	Crown Holdings Inc.*	8,179,565
12,813	Graphic Packaging Holding Co.	183,738
16,524	International Paper Co.	801,249
55,243	Owens-Illinois Inc.*	990,507
3,488	Packaging Corp. of America	274,261
7,893	Sealed Air Corp.	371,997
1,713	Silgan Holdings Inc.	82,430
4,142	Sonoco Products Co.	213,479
9,750	WestRock Co.	467,025

	Total Containers & Packaging	13,024,272

Metals & Mining — 0.2%
53,403	Alcoa Inc.	538,302
1,452	Compass Minerals International Inc.	108,218
50,814	Freeport-McMoRan Inc.	522,876
21,570	Newmont Mining Corp.	824,837
12,778	Nucor Corp.	619,861
2,793	Reliance Steel & Aluminum Co.	201,319
2,743	Royal Gold Inc.	201,117
3,651	Southern Copper Corp.	94,269
9,430	Steel Dynamics Inc.	232,167
12,813	Tahoe Resources Inc.	167,081
5,850	United States Steel Corp.	113,724

	Total Metals & Mining	3,623,771

Paper & Forest Products — 0.0%
2,687	Domtar Corp.	100,279

	TOTAL MATERIALS	50,238,804

TELECOMMUNICATION SERVICES — 2.1%
Diversified Telecommunication Services — 2.0%
405,155	AT&T Inc.	16,562,737
21,849	CenturyLink Inc.	607,402
45,607	Frontier Communications Corp.(a)	209,792
11,902	Level 3 Communications Inc.*	590,696
5,001	SBA Communications Corp., Class A Shares*	570,864
296,195	Verizon Communications Inc.	15,499,884
6,940	Zayo Group Holdings Inc.*	201,330

	Total Diversified Telecommunication Services	34,242,705

Wireless Telecommunication Services — 0.1%
29,337	Sprint Corp.*	181,303
4,115	Telephone & Data Systems Inc.	114,685
11,484	T-Mobile US Inc.*	532,169
511	United States Cellular Corp.*	19,019

	Total Wireless Telecommunication Services	847,176

	TOTAL TELECOMMUNICATION SERVICES	35,089,881

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
UTILITIES — 2.0%
Electric Utilities — 1.4%
9,088	Alliant Energy Corp.	$344,890
19,997	American Electric Power Co., Inc.	1,291,206
2,229	Avangrid Inc.	92,726
27,785	Duke Energy Corp.	2,213,353
106,652	Edison International	7,755,734
7,317	Entergy Corp.	572,190
12,772	Eversource Energy	689,305
35,727	Exelon Corp.	1,214,718
17,069	FirstEnergy Corp.	558,668
6,436	Great Plains Energy Inc.	174,802
4,424	Hawaiian Electric Industries Inc.	132,764
6,005	ITC Holdings Corp.	271,546
18,560	NextEra Energy Inc.	2,244,647
8,001	OGE Energy Corp.	249,071
20,095	PG&E Corp.	1,244,684
4,431	Pinnacle West Capital Corp.	332,502
27,304	PPL Corp.	949,633
37,861	Southern Co. (The)	1,943,405
5,682	Westar Energy Inc., Class A Shares	312,169
20,400	Xcel Energy Inc.	843,744

	Total Electric Utilities	23,431,757

Gas Utilities — 0.1%
4,033	Atmos Energy Corp.	297,232
2,961	National Fuel Gas Co.	168,955
3,351	Piedmont Natural Gas Co., Inc.	201,395
7,046	Questar Corp.	176,220
6,720	UGI Corp.	305,626

	Total Gas Utilities	1,149,428

Independent Power and Renewable Electricity Producers — 0.0%
25,580	AES Corp.	308,750
13,718	Calpine Corp.*	171,201
12,653	NRG Energy Inc.	153,228

	Total Independent Power and Renewable Electricity Producers	633,179

Multi-Utilities — 0.5%
9,902	Ameren Corp.	489,357
17,132	CenterPoint Energy Inc.	384,956
11,294	CMS Energy Corp.	474,009
12,275	Consolidated Edison Inc.	923,694
24,784	Dominion Resources Inc.	1,837,981
7,207	DTE Energy Co.	669,530
7,795	MDU Resources Group Inc.	183,728
12,937	NiSource Inc.	309,712
20,290	Public Service Enterprise Group Inc.	867,600
5,272	SCANA Corp.	372,467
10,136	Sempra Energy	1,060,530
2,485	Vectren Corp.	121,541
12,679	WEC Energy Group Inc.	759,219

	Total Multi-Utilities	8,454,324

Water Utilities — 0.0%
7,301	American Water Works Co., Inc.	540,201

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
UTILITIES — 2.0% — (continued)
Water Utilities — 0.0% — (continued)
7,434	Aqua America Inc.	$226,068

	Total Water Utilities	766,269

	TOTAL UTILITIES	34,434,957

	TOTAL COMMON STOCKS (Cost — $1,239,432,980)	1,599,546,212

CLOSED END MUTUAL FUND SECURITY — 3.8%
FINANCIALS — 3.8%
Capital Markets — 3.8%
618,499	iShares Russell 1000 Value(a) (Cost — $61,063,057)	65,802,109

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,300,496,037)	1,665,348,321

Face Amount
SHORT-TERM INVESTMENTS (b) — 2.8%
MONEY MARKET FUND — 1.1%
$17,790,848	Invesco STIT — Government & Agency Portfolio(c) (Cost — $17,790,848)	17,790,848

TIME DEPOSITS — 1.7%
5,221,377	ANZ National Bank — London, 0.150% due 9/1/16	5,221,377
8,099,866	BBH — Grand Cayman, 0.150% due 9/1/16	8,099,866
12,123,895	BNP Paribas — Paris, 0.150% due 9/1/16	12,123,895
3,937,315	Wells Fargo — Grand Cayman, 0.150% due 9/1/16	3,937,315

	TOTAL TIME DEPOSITS (Cost — $29,382,453)	29,382,453

	TOTAL SHORT-TERM INVESTMENTS (Cost — $47,173,301)	47,173,301

	TOTAL INVESTMENTS — 100.2% (Cost — $1,347,669,338#)	1,712,521,622

	Liabilities in Excess of Other Assets — (0.2)%	(3,135,701)

	TOTAL NET ASSETS — 100.0%	$1,709,385,921

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 1.7%.
(c)	Represents investment of collateral received from securities lending transactions.
(d)	Affiliated security (See Note 2).
#	Aggregate cost for federal income tax purposes is $1,367,199,809.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— PublicLimitedCompany

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Summary of Investments by Security Sector^
Information Technology	22.7%
Financials	16.7
Health Care	14.9
Consumer Discretionary	11.8
Consumer Staples	9.3
Industrials	8.3
Energy	6.6
Materials	2.9
Telecommunication Services	2.0
Utilities	2.0
Short-Term Investments	2.8

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 96.5%
CONSUMER DISCRETIONARY — 13.8%
Auto Components — 0.5%
3,735	American Axle & Manufacturing Holdings Inc.*	$64,018
2,572	Cooper Tire & Rubber Co.	87,422
724	Cooper-Standard Holding Inc.*	71,712
7,016	Dana Inc.	101,171
1,233	Dorman Products Inc.*	77,765
1,117	Drew Industries Inc.	113,767
1,480	Federal-Mogul Holdings Corp.*	13,512
1,136	Fox Factory Holding Corp.*	23,583
13,350	Gentex Corp.	237,497
1,688	Gentherm Inc.*	55,653
12,600	Goodyear Tire & Rubber Co. (The)	369,810
901	Horizon Global Corp.*	16,056
3,500	Lear Corp.	407,015
664	Metaldyne Performance Group Inc.	10,538
2,378	Modine Manufacturing Co.*	25,468
915	Motorcar Parts of America Inc.*	26,013
1,440	Spartan Motors Inc.	14,198
971	Standard Motor Products Inc.	43,511
1,297	Stoneridge Inc.*	22,477
127	Strattec Security Corp.	5,320
1,229	Superior Industries International Inc.	35,776
2,664	Tenneco Inc.*	148,731
1,045	Tower International Inc.	25,394
208	Unique Fabricating Inc.(a)	2,619
1,614	Visteon Corp.	114,110
421	Workhorse Group Inc.*(a)	3,452

	Total Auto Components	2,116,588

Automobiles — 0.1%
2,272	Thor Industries Inc.	184,373
1,223	Winnebago Industries Inc.	29,438

	Total Automobiles	213,811

Distributors — 0.3%
2,153	Core-Mark Holding Co., Inc.	82,137
27,762	LKQ Corp.*	1,001,931
1,919	Pool Corp.	193,570
241	Weyco Group Inc.	6,150

	Total Distributors	1,283,788

Diversified Consumer Services — 0.9%
826	American Public Education Inc.*	17,074
3,956	Apollo Education Group Inc.*	35,090
460	Ascent Capital Group Inc., Class A Shares*	10,677
638	Bridgepoint Education Inc.*	4,626
28,238	Bright Horizons Family Solutions Inc.*	1,924,702
206	Cambium Learning Group Inc.*	991
560	Capella Education Co.	32,995
3,053	Career Education Corp.*	19,967
821	Carriage Services Inc., Class A Shares	19,244
3,704	Chegg Inc.*(a)	24,928
367	Collectors Universe Inc.	7,024
2,902	DeVry Education Group Inc.	66,862
204	Graham Holdings Co., Class B Shares	100,031

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 13.8% — (continued)
Diversified Consumer Services — 0.9% — (continued)
2,104	Grand Canyon Education Inc.*	$87,379
10,666	H&R Block Inc.	231,026
5,842	Houghton Mifflin Harcourt Co.*	93,180
1,716	K12 Inc.*	20,506
299	Liberty Tax Inc.	4,063
4,153	LifeLock Inc.*	69,106
82,127	Regis Corp.*	1,032,336
8,937	Service Corp. International	236,294
6,446	ServiceMaster Global Holdings Inc.*	240,500
2,363	Sotheby’s(a)	93,693
521	Strayer Education Inc.*	25,362
1,152	Weight Watchers International Inc.*(a)	12,108

	Total Diversified Consumer Services	4,409,764

Hotels, Restaurants & Leisure — 2.2%
51,840	Aramark	1,966,291
3,982	Belmond Ltd., Class A Shares*	44,479
51	Biglari Holdings Inc.*	22,470
1,061	BJ’s Restaurants Inc.*	42,143
5,347	Bloomin’ Brands Inc.	104,480
896	Bob Evans Farms Inc.	36,736
366	Bojangles’ Inc.*	5,911
3,866	Boyd Gaming Corp.*	75,387
2,615	Brinker International Inc.	140,452
893	Buffalo Wild Wings Inc.*	144,845
2,111	Caesars Acquisition Co., Class A Shares*	25,691
2,610	Caesars Entertainment Corp.*(a)	16,495
1,631	Carrols Restaurant Group Inc.*	21,953
1,025	Century Casinos Inc.*	6,550
2,109	Cheesecake Factory Inc. (The)	108,424
1,534	Choice Hotels International Inc.	74,384
635	Churchill Downs Inc.	94,856
25,001	Chuy’s Holdings Inc.*(a)	757,030
3,157	ClubCorp Holdings Inc.	45,303
910	Cracker Barrel Old Country Store Inc.(a)	138,420
23,098	Dave & Buster’s Entertainment Inc.*	1,072,902
1,025	Del Frisco’s Restaurant Group Inc.*	15,426
1,061	Del Taco Restaurants Inc.*	11,915
3,437	Denny’s Corp.*	35,917
1,898	Diamond Resorts International Inc.*	57,339
820	DineEquity Inc.	63,952
2,371	Domino’s Pizza Inc.	354,630
4,335	Dunkin’ Brands Group Inc.	212,198
1,128	El Pollo Loco Holdings Inc.*(a)	15,363
1,389	Eldorado Resorts Inc.*	19,390
60	Empire Resorts Inc.*	1,010
3,444	Extended Stay America Inc.	48,733
1,322	Fiesta Restaurant Group Inc.*	33,394
348	Fogo De Chao Inc.*	4,270
573	Golden Entertainment Inc.	7,174
728	Habit Restaurants Inc. (The), Class A Shares*(a)	11,153
1,131	Hyatt Hotels Corp., Class A Shares*	60,486
4,393	International Game Technology PLC	100,292
1,193	International Speedway Corp., Class A Shares	39,715
5,260	Interval Leisure Group Inc.	91,524

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 13.8% — (continued)
Hotels, Restaurants & Leisure — 2.2% — (continued)
782	Intrawest Resorts Holdings Inc.*	$11,667
29,309	Isle of Capri Casinos Inc.*	508,511
603	J Alexander’s Holdings Inc.*	6,012
1,539	Jack in the Box Inc.	153,069
521	Jamba Inc.*(a)	5,694
368	Kona Grill Inc.*(a)	4,891
3,996	La Quinta Holdings Inc.*	46,154
1,033	Lindblad Expeditions Holdings Inc.*	9,700
584	Luby’s Inc.*	2,628
972	Marcus Corp. (The)	22,939
1,045	Marriott Vacations Worldwide Corp.	80,569
10,760	MGM Resorts International*	257,056
464	Monarch Casino & Resort Inc.*	11,039
149	Nathan’s Famous Inc.*	7,347
502	Noodles & Co., Class A Shares*	3,283
1,059	Panera Bread Co., Class A Shares*	229,962
1,276	Papa John’s International Inc.	95,483
3,560	Penn National Gaming Inc.*	50,481
2,683	Pinnacle Entertainment Inc.*	32,303
787	Planet Fitness Inc., Class A Shares*(a)	17,039
1,006	Popeyes Louisiana Kitchen Inc.*	54,857
1,098	Potbelly Corp.*	14,230
657	Red Lion Hotels Corp.*	4,297
615	Red Robin Gourmet Burgers Inc.*	30,910
1,514	Red Rock Resorts Inc., Class A Shares(a)	34,126
4,748	Royal Caribbean Cruises Ltd.	337,630
2,263	Ruby Tuesday Inc.*	6,879
1,430	Ruth’s Hospitality Group Inc.	21,393
2,587	Scientific Games Corp., Class A Shares*(a)	21,343
3,247	SeaWorld Entertainment Inc.(a)	42,243
778	Shake Shack Inc., Class A Shares*(a)	27,463
3,362	Six Flags Entertainment Corp.	163,965
2,165	Sonic Corp.	62,114
436	Speedway Motorsports Inc.	7,800
3,095	Texas Roadhouse Inc., Class A Shares	137,016
11,520	Vail Resorts Inc.	1,825,114
10,125	Wendy’s Co. (The)	103,174
703	Wingstop Inc.	21,294
945	Zoe’s Kitchen Inc.*(a)	25,732

	Total Hotels, Restaurants & Leisure	10,626,490

Household Durables — 2.2%
455	Bassett Furniture Industries Inc.	11,266
1,590	Beazer Homes USA Inc.*	17,887
3,575	CalAtlantic Group Inc.	130,452
390	Cavco Industries Inc.*	40,782
766	Century Communities Inc.*	15,083
315	CSS Industries Inc.	8,023
1,202	Ethan Allen Interiors Inc.	40,219
286	Flexsteel Industries Inc.	13,571
4,760	GoPro Inc., Class A Shares*(a)	69,734
868	Green Brick Partners Inc.*	6,892
9,816	Harman International Industries Inc.	831,317
1,321	Helen of Troy Ltd.*	119,339
604	Hooker Furniture Corp.	14,049

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 13.8% — (continued)
Household Durables — 2.2% — (continued)
6,700	Hovnanian Enterprises Inc., Class A Shares*(a)	$12,194
42,563	Installed Building Products Inc.*	1,420,753
7,637	iRobot Corp.*	304,411
4,070	KB Home	63,899
2,253	La-Z-Boy Inc.	60,087
6,284	Leggett & Platt Inc.	329,784
8,615	Lennar Corp., Class A Shares	407,489
459	Lennar Corp., Class B Shares	17,437
719	LGI Homes Inc.*(a)	27,624
1,046	Libbey Inc.	18,546
440	Lifetime Brands Inc.	5,905
1,118	M/I Homes Inc.*	25,870
1,960	MDC Holdings Inc.	51,176
1,788	Meritage Homes Corp.*	64,189
14,452	Mohawk Industries Inc.*	3,075,097
215	NACCO Industries Inc., Class A Shares	14,306
522	New Home Co., Inc. (The)*	5,664
167	NVR Inc.*	281,696
16,463	PulteGroup Inc.	351,814
1,449	Taylor Morrison Home Corp., Class A Shares*	25,560
2,538	Tempur Sealy International Inc.*	199,030
7,402	Toll Brothers Inc.*	230,128
45,243	TopBuild Corp.*	1,543,691
7,095	TRI Pointe Group Inc.*	96,208
2,387	Tupperware Brands Corp.	156,420
624	UCP Inc., Class A Shares*	5,267
651	Universal Electronics Inc.*	48,194
995	WCI Communities Inc.*	18,726
1,277	William Lyon Homes, Class A Shares*(a)	22,028
1,043	ZAGG Inc.*	7,583

	Total Household Durables	10,209,390

Internet & Catalog Retail — 0.5%
938	1-800-Flowers.com Inc., Class A Shares*	8,667
35,063	Blue Nile Inc.	1,208,271
474	Duluth Holdings Inc., Class B Shares*(a)	14,367
4,981	Etsy Inc.*	67,044
3,455	Expedia Inc.	377,010
885	FTD Cos., Inc.*	20,798
379	Gaia Inc., Class A Shares*	3,005
17,441	Groupon Inc., Class A Shares*(a)	92,961
1,447	HSN Inc.	60,456
647	Lands’ End Inc.*(a)	11,387
3,398	Liberty TripAdvisor Holdings Inc., Class A Shares*	70,712
6,328	Liberty Ventures, Series A*	243,881
1,429	Nutrisystem Inc.	41,184
662	Overstock.com Inc.*	10,201
1,003	PetMed Express Inc.(a)	20,220
1,633	Shutterfly Inc.*	82,009
1,454	Wayfair Inc., Class A Shares*(a)	55,994

	Total Internet & Catalog Retail	2,388,167

Leisure Products — 0.5%
482	Arctic Cat Inc.	6,830
40,024	Brunswick Corp.	1,840,704

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 13.8% — (continued)
Leisure Products — 0.5% — (continued)
4,577	Callaway Golf Co.	$52,269
544	Escalade Inc.	6,599
826	JAKKS Pacific Inc.*	7,607
220	Johnson Outdoors Inc., Class A Shares	7,403
878	Malibu Boats Inc., Class A Shares*	12,020
612	Marine Products Corp.	5,453
472	MCBC Holdings Inc.	5,636
1,428	Nautilus Inc.*	33,258
1,668	Performance Sports Group Ltd.*(a)	4,520
2,849	Polaris Industries Inc.(a)	246,837
2,530	Smith & Wesson Holding Corp.*	71,220
896	Sturm Ruger & Co., Inc.	54,916
2,865	Vista Outdoor Inc.*	114,084

	Total Leisure Products	2,469,356

Media — 1.5%
999	AMC Entertainment Holdings Inc., Class A Shares(a)	30,380
2,837	AMC Networks Inc., Class A Shares*	154,163
225	Cable One Inc.	121,752
1,190	Carmike Cinemas Inc.*	38,187
3,020	Central European Media Enterprises Ltd., Class A Shares*(a)	7,127
4,981	Cinemark Holdings Inc.	192,516
1,440	Clear Channel Outdoor Holdings Inc., Class A Shares	9,720
56	Daily Journal Corp.*	12,993
1,197	Entercom Communications Corp., Class A Shares	16,411
3,206	Entravision Communications Corp., Class A Shares	24,109
1,482	Eros International PLC*	24,764
2,916	EW Scripps Co. (The), Class A Shares*	49,543
5,715	Gannett Co., Inc.	68,180
2,205	Global Eagle Entertainment Inc.*	18,346
3,135	Gray Television Inc.*	35,206
199	Hemisphere Media Group Inc., Class A Shares*(a)	2,653
17,062	IMAX Corp.*	520,220
19,059	Interpublic Group of Cos., Inc. (The)	441,025
2,111	John Wiley & Sons Inc., Class A Shares	122,712
312	Liberty Braves Group, Class A Shares*	5,245
1,561	Liberty Braves Group, Class C Shares*	25,694
1,179	Liberty Media Group LLC, Class A Shares*	25,231
2,158	Liberty Media Group LLC, Class C Shares*	45,879
4,389	Lions Gate Entertainment Corp.(a)	91,993
6,200	Live Nation Entertainment Inc.*	165,664
681	Loral Space & Communications Inc.*	24,829
7,419	Madison Square Garden Co. (The), Class A Shares*	1,340,242
2,540	MDC Partners Inc., Class A Shares	31,344
5,120	Media General Inc.*	90,470
1,744	Meredith Corp.	92,502
2,920	MSG Networks Inc., Class A Shares*	51,042
2,849	National CineMedia Inc.	42,593
1,832	New Media Investment Group Inc.	29,275
5,798	New York Times Co. (The), Class A Shares	75,026
24,084	Nexstar Broadcasting Group Inc., Class A Shares(a)	1,269,708
943	Radio One Inc., Class D Shares*	3,263
846	Reading International Inc., Class A Shares*	11,446
3,881	Regal Entertainment Group, Class A Shares(a)	82,976
152	Saga Communications Inc., Class A Shares	6,182

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 13.8% — (continued)
Media — 1.5% — (continued)
576	Salem Media Group Inc.*	$3,623
1,265	Scholastic Corp.	50,929
3,076	Sinclair Broadcast Group Inc., Class A Shares	87,604
40,841	Starz, Class A Shares*	1,273,831
10,312	TEGNA Inc.	208,921
4,867	Time Inc.	68,625
542	Townsquare Media Inc., Class A Shares*	5,284
3,690	Tribune Media Co., Class A Shares	140,515
1,310	tronc Inc.(a)	22,204
1,744	World Wrestling Entertainment Inc., Class A Shares(a)	36,223

	Total Media	7,298,370

Multiline Retail — 0.5%
2,093	Big Lots Inc.	103,227
882	Dillard’s Inc., Class A Shares	53,132
14,807	Dollar General Corp.	1,086,982
11,922	Dollar Tree Inc.*	985,949
1,786	Fred’s Inc., Class A Shares	20,200
14,675	JC Penney Co., Inc.*(a)	138,385
1,007	Ollie’s Bargain Outlet Holdings Inc.*(a)	25,598
591	Sears Holdings Corp.*(a)	8,138
2,436	Tuesday Morning Corp.*	16,248

	Total Multiline Retail	2,437,859

Specialty Retail — 2.5%
3,073	Aaron’s Inc.	74,858
3,181	Abercrombie & Fitch Co., Class A Shares	56,431
3,730	Advance Auto Parts Inc.	587,027
7,869	American Eagle Outfitters Inc.	145,891
323	America’s Car-Mart Inc.*	12,642
958	Asbury Automotive Group Inc.*	51,464
8,138	Ascena Retail Group Inc.*	66,243
3,101	AutoNation Inc.*	146,832
1,751	Barnes & Noble Education Inc.*	19,594
3,092	Barnes & Noble Inc.	35,434
682	Big 5 Sporting Goods Corp.	8,532
615	Boot Barn Holdings Inc.*(a)	7,614
1,428	Buckle Inc. (The)	36,800
571	Build-A-Bear Workshop Inc.*	6,624
3,333	Burlington Stores Inc.*	270,706
2,373	Cabela’s Inc.*	116,253
1,964	Caleres Inc.	50,946
1,179	Cato Corp. (The), Class A Shares	40,416
6,094	Chico’s FAS Inc.	77,272
875	Children’s Place Inc. (The)	71,225
564	Citi Trends Inc.	11,026
945	Conn’s Inc.*(a)	6,417
932	Container Store Group Inc. (The)*(a)	4,958
3,549	CST Brands Inc.	169,678
1,308	Destination XL Group Inc.*	6,056
4,149	Dick’s Sporting Goods Inc.	243,131
3,153	DSW Inc., Class A Shares	75,514
32,447	Express Inc.*	383,848
1,940	Finish Line Inc. (The), Class A Shares	46,696
2,531	Five Below Inc.*	112,781

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 13.8% — (continued)
Specialty Retail — 2.5% — (continued)
6,402	Foot Locker Inc.	$420,227
1,933	Francesca’s Holdings Corp.*	26,385
4,871	GameStop Corp., Class A Shares(a)	138,288
972	Genesco Inc.*	70,606
20,956	GNC Holdings Inc., Class A Shares	440,705
964	Group 1 Automotive Inc.	57,204
2,806	Guess? Inc.	46,664
806	Haverty Furniture Cos., Inc.	16,120
1,045	Hibbett Sports Inc.*(a)	40,097
609	Kirkland’s Inc.*	7,631
1,115	Lithia Motors Inc., Class A Shares	92,289
1,365	Lumber Liquidators Holdings Inc.*(a)	21,512
1,266	MarineMax Inc.*	25,105
773	Mattress Firm Holding Corp.*	49,433
4,419	Michaels Cos., Inc. (The)*	105,879
1,459	Monro Muffler Brake Inc.	82,302
1,763	Murphy USA Inc.*	128,911
25,200	New York & Co., Inc.*	56,700
101,278	Office Depot Inc.	372,703
2,315	O’Reilly Automotive Inc.*	648,084
837	Outerwall Inc.	43,491
1,232	Party City Holdco Inc.*	21,461
1,799	Penske Automotive Group Inc.	81,495
4,101	Pier 1 Imports Inc.(a)	18,906
2,354	Rent-A-Center Inc.	28,766
7,698	Restoration Hardware Holdings Inc.*(a)	259,654
69,358	Ross Stores Inc.	4,316,842
6,959	Sally Beauty Holdings Inc.*	189,424
749	Sears Hometown and Outlet Stores Inc.*	4,928
18,942	Select Comfort Corp.*	497,228
652	Shoe Carnival Inc.	19,338
1,287	Sonic Automotive Inc., Class A Shares	21,930
1,100	Sportsman’s Warehouse Holdings Inc.*	11,275
1,154	Stage Stores Inc.	6,209
30,559	Staples Inc.	261,585
1,574	Stein Mart Inc.	12,655
2,242	Tailored Brands Inc.	29,550
1,634	Tile Shop Holdings Inc.*	25,409
727	Tilly’s Inc., Class A Shares*	6,354
4,272	Urban Outfitters Inc.*	153,151
1,088	Vitamin Shoppe Inc.*	30,159
682	West Marine Inc.*	6,295
4,196	Williams-Sonoma Inc.	220,877
109	Winmark Corp.	11,292
808	Zumiez Inc.*(a)	13,494

	Total Specialty Retail	12,081,522

Textiles, Apparel & Luxury Goods — 2.1%
35,265	Carter’s Inc.	3,360,402
1,244	Columbia Sportswear Co.	69,875
36,467	Crocs Inc.*	315,075
488	Culp Inc.	15,474
7,926	Deckers Outdoor Corp.*	517,964
428	Delta Apparel Inc.*	7,567
1,928	Fossil Group Inc.*	55,064

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 13.8% — (continued)
Textiles, Apparel & Luxury Goods — 2.1% — (continued)
2,019	G-III Apparel Group Ltd.*	$63,740
65,909	Hanesbrands Inc.	1,749,225
1,912	Iconix Brand Group Inc.*(a)	16,061
6,079	Kate Spade & Co.*	113,434
9,040	lululemon athletica Inc.*	691,650
715	Movado Group Inc.	16,230
699	Oxford Industries Inc.	43,625
489	Perry Ellis International Inc.*	9,115
21,923	PVH Corp.	2,362,422
1,751	Sequential Brands Group Inc.*(a)	12,765
6,221	Skechers U.S.A. Inc., Class A Shares*	151,233
2,917	Steven Madden Ltd.*	102,358
332	Superior Uniform Group Inc.	5,637
809	Unifi Inc.*	21,058
1,040	Vera Bradley Inc.*	15,558
939	Vince Holding Corp.*(a)	6,592
4,583	Wolverine World Wide Inc.	109,580

	Total Textiles, Apparel & Luxury Goods	9,831,704

	TOTAL CONSUMER DISCRETIONARY	65,366,809

CONSUMER STAPLES — 2.4%
Beverages — 0.3%
420	Boston Beer Co., Inc. (The), Class A Shares*	76,713
11,948	Brown-Forman Corp., Class B Shares	580,075
218	Coca-Cola Bottling Co. Consolidated	32,765
663	Craft Brew Alliance Inc.*	13,161
581	MGP Ingredients Inc.	23,205
4,695	Monster Beverage Corp.*	722,514
570	National Beverage Corp.*	28,346
1,068	Primo Water Corp.*	12,368

	Total Beverages	1,489,147

Food & Staples Retailing — 0.8%
1,253	Andersons Inc. (The)	46,298
1,841	Casey’s General Stores Inc.	241,742
782	Chefs’ Warehouse Inc. (The)*	8,618
639	Ingles Markets Inc., Class A Shares	24,173
77,368	Kroger Co. (The)	2,475,002
321	Natural Grocers by Vitamin Cottage Inc.*	3,964
1,742	Performance Food Group Co.*	44,769
933	PriceSmart Inc.	77,934
48,835	Rite Aid Corp.*	367,728
986	Smart & Final Stores Inc.*	12,601
1,753	SpartanNash Co.	56,131
6,694	Sprouts Farmers Market Inc.*	150,816
12,401	SUPERVALU Inc.*	67,957
2,351	United Natural Foods Inc.*	107,206
2,200	US Foods Holding Corp.*	53,350
271	Village Super Market Inc., Class A Shares	8,669
503	Weis Markets Inc.	25,623

	Total Food & Staples Retailing	3,772,581

Food Products — 0.8%
205	Alico Inc.	5,756
1,311	Amplify Snack Brands Inc.*	22,195

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER STAPLES — 2.4% — (continued)
Food Products — 0.8% — (continued)
3,098	B&G Foods Inc.	$147,093
2,843	Blue Buffalo Pet Products Inc.*	73,293
713	Calavo Growers Inc.	42,031
1,434	Cal-Maine Foods Inc.(a)	65,878
7,769	Darling Ingredients Inc.*	109,388
4,272	Dean Foods Co.	73,521
410	Farmer Brothers Co.*	13,128
8,250	Flowers Foods Inc.	123,007
1,514	Fresh Del Monte Produce Inc.	88,069
1,174	Freshpet Inc.*(a)	12,339
4,820	Hain Celestial Group Inc. (The)*	177,135
3,399	Ingredion Inc.	465,527
1,017	Inventure Foods Inc.*(a)	9,855
709	J&J Snack Foods Corp.	86,498
406	John B Sanfilippo & Son Inc.	20,877
881	Lancaster Colony Corp.	118,521
1,251	Landec Corp.*	16,213
83	Lifeway Foods Inc.*	1,029
432	Limoneira Co.	7,176
6,171	Mead Johnson Nutrition Co., Class A Shares	524,967
1,018	Omega Protein Corp.*	25,664
2,756	Pilgrim’s Pride Corp.	63,608
5,459	Pinnacle Foods Inc.	276,498
3,025	Post Holdings Inc.*	256,460
977	Sanderson Farms Inc.(a)	94,017
13	Seaboard Corp.*	42,055
283	Seneca Foods Corp., Class A Shares*	8,349
3,815	Snyder’s-Lance Inc.	134,822
749	Tootsie Roll Industries Inc.(a)	28,529
2,614	TreeHouse Foods Inc.*	247,624
8,258	WhiteWave Foods Co. (The), Class A Shares*	457,741

	Total Food Products	3,838,863

Household Products — 0.3%
391	Central Garden & Pet Co.*	10,041
31,240	Central Garden & Pet Co., Class A Shares*	757,570
2,916	Energizer Holdings Inc.	144,109
5,601	HRG Group Inc.*	90,568
189	Oil-Dri Corp. of America	7,142
419	Orchids Paper Products Co.	11,724
1,156	Spectrum Brands Holdings Inc.(a)	155,135
660	WD-40 Co.	78,111

	Total Household Products	1,254,400

Personal Products — 0.2%
20,891	Avon Products Inc.	119,079
2,227	Coty Inc., Class A Shares(a)	60,018
2,801	Edgewell Personal Care Co.*	224,108
1,064	Elizabeth Arden Inc.*	14,853
3,501	Herbalife Ltd.*(a)	212,686
786	Inter Parfums Inc.	26,858
720	Lifevantage Corp.*	8,827
495	Medifast Inc.	18,201
391	Natural Health Trends Corp.(a)	12,567
462	Nature’s Sunshine Products Inc.	6,278

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER STAPLES — 2.4% — (continued)
Personal Products — 0.2% — (continued)
2,619	Nu Skin Enterprises Inc., Class A Shares(a)	$151,588
347	Nutraceutical International Corp.*	8,789
560	Revlon Inc., Class A Shares*	20,266
1,153	Synutra International Inc.*	4,520
239	USANA Health Sciences Inc.*	32,681

	Total Personal Products	921,319

Tobacco — 0.0%
434	Alliance One International Inc.*	9,214
290	Turning Point Brands Inc.*	3,750
1,051	Universal Corp.	63,238
4,167	Vector Group Ltd.	92,966

	Total Tobacco	169,168

	TOTAL CONSUMER STAPLES	11,445,478

ENERGY — 2.6%
Energy Equipment & Services — 0.7%
3,198	Archrock Inc.	35,242
3,068	Atwood Oceanics Inc.(a)	24,237
1,586	Bristow Group Inc.(a)	18,096
815	CARBO Ceramics Inc.	10,212
1,334	Dawson Geophysical Co.*	9,618
3,159	Diamond Offshore Drilling Inc.(a)	58,347
1,813	Dril-Quip Inc.*	100,748
14,419	Ensco PLC, Class A Shares	109,440
852	Era Group Inc.*	6,211
1,474	Exterran Corp.*	20,828
3,752	Fairmount Santrol Holdings Inc.*	27,877
10,777	FMC Technologies Inc.*	303,911
2,824	Forum Energy Technologies Inc.*	49,618
1,536	Frank’s International NV(a)	17,649
684	Geospace Technologies Corp.*(a)	12,086
4,639	Helix Energy Solutions Group Inc.*	34,793
1,107	Hornbeck Offshore Services Inc.*(a)	6,055
1,645	Independence Contract Drilling Inc.*	8,291
1,374	Matrix Service Co.*	25,405
43,670	McDermott International Inc.*	228,394
13,185	Nabors Industries Ltd.	131,059
578	Natural Gas Services Group Inc.*	13,664
4,074	Newpark Resources Inc.*	28,762
11,317	Noble Corp. PLC	65,186
4,684	Oceaneering International Inc.	124,220
2,406	Oil States International Inc.*	74,634
5,656	Parker Drilling Co.*	12,160
6,900	Patterson-UTI Energy Inc.	134,481
474	PHI Inc.*	8,831
2,834	Pioneer Energy Services Corp.*	9,437
503	RigNet Inc.*	6,348
5,926	Rowan Cos. PLC, Class A Shares	73,838
2,763	RPC Inc.*(a)	42,357
750	SEACOR Holdings Inc.*	44,085
17,410	Seadrill Ltd.*(a)	41,958
7,189	Superior Energy Services Inc.	120,991
2,401	Tesco Corp.	16,351
72,906	TETRA Technologies Inc.*	441,081

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 2.6% — (continued)
Energy Equipment & Services — 0.7% — (continued)
2,042	Tidewater Inc.(a)	$6,677
16,567	Transocean Ltd.*(a)	160,700
2,408	Unit Corp.*	41,153
3,030	US Silica Holdings Inc.	118,928
42,616	Weatherford International PLC*	233,110
1,549	Willbros Group Inc.*	3,005

	Total Energy Equipment & Services	3,060,074

Oil, Gas & Consumable Fuels — 1.9%
8,211	Abraxas Petroleum Corp.*	11,495
128	Adams Resources & Energy Inc.	4,749
1,574	Alon USA Energy Inc.	12,875
1,580	Ardmore Shipping Corp.(a)	11,408
2,552	Bill Barrett Corp.*	16,945
1,621	California Resources Corp.(a)	16,097
5,890	Callon Petroleum Co.*	85,700
19,742	Carrizo Oil & Gas Inc.*	755,921
29,184	Chesapeake Energy Corp.*	185,318
309	Clayton Williams Energy Inc.*	19,501
4,039	Clean Energy Fuels Corp.*(a)	17,650
21,266	Cobalt International Energy Inc.*	25,519
3,374	Concho Resources Inc.*	435,921
10,933	CONSOL Energy Inc.	199,418
1,308	Contango Oil & Gas Co.*	12,635
620	CVR Energy Inc.(a)	9,046
2,892	Delek US Holdings Inc.	50,755
16,617	Denbury Resources Inc.*(a)	51,180
4,260	DHT Holdings Inc.	18,361
3,771	Diamondback Energy Inc.*	359,188
1,467	Dorian LPG Ltd.*	7,819
277	Earthstone Energy Inc.*	2,698
3,183	Eclipse Resources Corp.*	10,854
4,689	Energen Corp.	269,617
2,248	EP Energy Corp., Class A Shares*(a)	9,262
401	Erin Energy Corp.*(a)	914
1,777	Evolution Petroleum Corp.	10,076
7,330	EXCO Resources Inc.*(a)	7,477
3,174	Frontline Ltd.(a)	24,281
2,077	GasLog Ltd.	28,247
1,881	Gener8 Maritime Inc.*(a)	9,424
4,181	Golar LNG Ltd.(a)	87,090
1,683	Green Plains Inc.	40,863
6,169	Gulfport Energy Corp.*	176,433
7,708	HollyFrontier Corp.	199,483
51	Isramco Inc.*	3,998
1,109	Jones Energy Inc., Class A Shares*(a)	3,072
8,309	Kosmos Energy Ltd.*	51,599
7,027	Laredo Petroleum Inc.*(a)	86,292
4,053	Matador Resources Co.*	93,016
4,958	Memorial Resource Development Corp.*	71,395
7,879	Murphy Oil Corp.	210,527
43,600	Navigator Holdings Ltd.*(a)	306,944
3,788	Navios Maritime Acquisition Corp.	5,493
9,559	Newfield Exploration Co.*	414,478
4,175	Nordic American Tankers Ltd.(a)	42,835

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 2.6% — (continued)
Oil, Gas & Consumable Fuels — 1.9% — (continued)
2,554	Northern Oil and Gas Inc.*(a)	$8,275
8,585	Oasis Petroleum Inc.*	81,386
1,628	Overseas Shipholding Group Inc., Class A Shares	17,648
1,384	Pacific Ethanol Inc.*	8,941
1,092	Panhandle Oil and Gas Inc., Class A Shares	18,892
1,547	Par Pacific Holdings Inc.*	18,936
7,888	Parsley Energy Inc., Class A Shares*	267,009
4,678	PBF Energy Inc., Class A Shares	102,448
2,281	PDC Energy Inc.*	151,458
11,331	Pioneer Natural Resources Co.	2,028,816
11,487	QEP Resources Inc.	219,402
1,869	Renewable Energy Group Inc.*	16,765
296	REX American Resources Corp.*	23,810
1,973	Ring Energy Inc.*	19,572
3,853	RSP Permian Inc.*	150,460
2,632	Sanchez Energy Corp.*(a)	22,609
8,174	Scorpio Tankers Inc.	39,971
2,568	SemGroup Corp., Class A Shares	79,865
2,848	Ship Finance International Ltd.(a)	42,976
4,132	SM Energy Co.	156,520
23,449	Southwestern Energy Co.*	326,176
8,930	Synergy Resources Corp.*	58,492
7,406	Targa Resources Corp.	322,753
1,854	Teekay Corp.(a)	13,404
5,986	Teekay Tankers Ltd., Class A Shares	15,623
1,911	W&T Offshore Inc.*	3,268
3,826	Western Refining Inc.	96,262
808	Westmoreland Coal Co.*	6,197
9,656	Whiting Petroleum Corp.*(a)	70,392
3,292	World Fuel Services Corp.	146,757
15,952	WPX Energy Inc.*	191,424

	Total Oil, Gas & Consumable Fuels	9,200,376

	TOTAL ENERGY	12,260,450

FINANCIALS — 17.6%
Banks — 5.5%
701	1st Source Corp.	24,808
321	Access National Corp.	7,152
203	ACNB Corp.(a)	5,522
499	Allegiance Bancshares Inc.*	13,099
285	American National Bankshares Inc.	7,629
1,584	Ameris Bancorp	55,155
308	Ames National Corp.	8,384
512	Arrow Financial Corp.	16,599
7,077	Associated Banc-Corp.	140,408
959	Atlantic Capital Bancshares Inc.*	14,778
2,253	Banc of California Inc.	50,287
352	BancFirst Corp.	24,147
1,413	Banco Latinoamericano de Comercio Exterior SA, Class E Shares	40,822
1,875	Bancorp Inc. (The)*	11,606
4,182	BancorpSouth Inc.	104,132
1,976	Bank of Hawaii Corp.	142,351
285	Bank of Marin Bancorp	13,885
4,134	Bank of the Ozarks Inc.	161,970

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Banks — 5.5% — (continued)
105,029	BankUnited Inc.	$3,376,682
228	Bankwell Financial Group Inc.	5,114
1,490	Banner Corp.	65,977
209	Bar Harbor Bankshares	7,691
1,435	Berkshire Hills Bancorp Inc.	40,022
1,311	Blue Hills Bancorp Inc.	19,337
1,892	BNC Bancorp	46,486
1,215	BOK Financial Corp.(a)	83,920
3,801	Boston Private Financial Holdings Inc.	48,957
778	Bridge Bancorp Inc.	23,192
3,497	Brookline Bancorp Inc.	41,754
743	Bryn Mawr Bank Corp.	23,902
116	C&F Financial Corp.	4,931
485	Camden National Corp.	22,426
944	Capital Bank Financial Corp., Class A Shares	29,557
423	Capital City Bank Group Inc.	5,918
1,457	Cardinal Financial Corp.	39,120
397	Carolina Financial Corp.	8,516
1,909	Cascade Bancorp*	11,492
3,490	Cathay General Bancorp	109,656
2,355	CenterState Banks Inc.	42,343
1,569	Central Pacific Financial Corp.	40,151
311	Central Valley Community Bancorp	4,777
157	Century Bancorp Inc., Class A Shares	6,889
1,795	Chemical Financial Corp.(a)	82,983
124	Chemung Financial Corp.	3,643
44,536	CIT Group Inc.	1,642,488
396	Citizens & Northern Corp.	8,562
676	City Holding Co.	34,199
486	CNB Financial Corp.	9,793
1,980	CoBiz Financial Inc.	25,997
229	Codorus Valley Bancorp Inc.	4,765
2,733	Columbia Banking System Inc.	90,298
11,200	Comerica Inc.	529,648
3,971	Commerce Bancshares Inc.	201,250
2,013	Community Bank System Inc.	95,517
797	Community Trust Bancorp Inc.	29,377
485	CommunityOne Bancorp*	6,538
1,219	ConnectOne Bancorp Inc.	21,686
133	County Bancorp Inc.	2,793
756	CU Bancorp*	18,295
13,755	Cullen/Frost Bankers Inc.(a)	1,002,739
1,186	Customers Bancorp Inc.*	31,714
4,722	CVB Financial Corp.	84,004
1,435	Eagle Bancorp Inc.*	74,276
42,004	East West Bancorp Inc.	1,560,029
497	Enterprise Bancorp Inc.	12,341
879	Enterprise Financial Services Corp.	27,073
172	Equity Bancshares Inc., Class A Shares*	4,161
264	Farmers Capital Bank Corp.	7,894
1,496	Farmers National Banc Corp.	14,915
20,323	FCB Financial Holdings Inc., Class A Shares*	778,371
987	Fidelity Southern Corp.	17,717
590	Financial Institutions Inc.	15,859
5,368	First Bancorp*	26,303

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Banks — 5.5% — (continued)
1,068	First Bancorp	$21,414
362	First Bancorp Inc.	8,149
1,358	First Busey Corp.	31,709
306	First Business Financial Services Inc.	6,971
356	First Citizens BancShares Inc., Class A Shares	101,428
4,082	First Commonwealth Financial Corp.	41,677
712	First Community Bancshares Inc.	17,067
912	First Community Financial Partners Inc.*	8,153
572	First Connecticut Bancorp Inc.	10,021
2,856	First Financial Bancorp	62,261
3,000	First Financial Bankshares Inc.(a)	109,860
447	First Financial Corp.	18,273
414	First Financial Northwest Inc.	5,428
670	First Foundation Inc.*	16,783
10,954	First Horizon National Corp.	168,473
168	First Internet Bancorp	4,007
918	First Interstate BancSystem Inc., Class A Shares	28,219
1,903	First Merchants Corp.	51,666
189	First Mid-Illinois Bancshares Inc.	4,719
3,948	First Midwest Bancorp Inc.	77,262
630	First NBC Bank Holding Co.*	8,228
825	First Northwest Bancorp*	10,857
711	First of Long Island Corp. (The)	23,321
33,477	First Republic Bank	2,576,390
1,339	Flushing Financial Corp.	31,051
9,874	FNB Corp.	123,326
387	Franklin Financial Network Inc.*	13,448
8,052	Fulton Financial Corp.	116,432
600	German American Bancorp Inc.	22,116
3,579	Glacier Bancorp Inc.	107,155
506	Great Southern Bancorp Inc.	21,298
2,758	Great Western Bancorp Inc.	94,434
1,248	Green Bancorp Inc.*	12,730
842	Guaranty Bancorp	15,560
3,650	Hancock Holding Co.	119,099
1,584	Hanmi Financial Corp.	41,548
1,004	Heartland Financial USA Inc.	36,465
1,535	Heritage Commerce Corp.	17,637
1,566	Heritage Financial Corp.	28,940
851	Heritage Oaks Bancorp	6,868
3,693	Hilltop Holdings Inc.*	83,610
5,705	Home BancShares Inc.	133,497
1,042	HomeTrust Bancshares Inc.*	19,923
6,127	Hope Bancorp Inc.	105,384
626	Horizon Bancorp	17,534
133,317	Huntington Bancshares Inc.	1,334,503
1,941	IBERIABANK Corp.	133,483
2,397	Independent Bank Corp.	83,466
496	Independent Bank Group Inc.	21,784
2,551	International Bancshares Corp.	75,637
14,060	Investors Bancorp Inc.	172,235
1,711	Lakeland Bancorp Inc.	23,355
1,119	Lakeland Financial Corp.	40,105
284	LCNB Corp.	4,996
2,066	LegacyTexas Financial Group Inc.	62,662

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Banks — 5.5% — (continued)
749	Live Oak Bancshares Inc.	$10,606
960	Macatawa Bank Corp.	7,469
1,214	MainSource Financial Group Inc.	29,294
3,306	MB Financial Inc.	129,529
806	MBT Financial Corp.	6,835
704	Mercantile Bank Corp.	18,867
159	Merchants Bancshares Inc.	5,279
171	Middleburg Financial Corp.	4,870
133	Midland States Bancorp Inc.	3,237
501	MidWestOne Financial Group Inc.	14,940
358	Mutual First Financial Inc.	9,931
1,188	National Bank Holdings Corp., Class A Shares	28,441
226	National Bankshares Inc.	8,109
439	National Commerce Corp.*	11,818
1,981	NBT Bancorp Inc.	63,966
435	Nicolet Bankshares Inc.*	16,282
432	Northrim BanCorp Inc.	11,102
2,088	OFG Bancorp	22,780
273	Old Line Bancshares Inc.	5,280
6,466	Old National Bancorp	91,559
1,029	Old Second Bancorp Inc.	8,397
787	Opus Bank	27,482
419	Orrstown Financial Services Inc.	8,543
858	Pacific Continental Corp.	14,157
487	Pacific Mercantile Bancorp*	3,740
1,397	Pacific Premier Bancorp Inc.*	37,705
5,638	PacWest Bancorp	244,182
618	Park National Corp.	59,112
2,860	Park Sterling Corp.	24,253
853	Peapack Gladstone Financial Corp.	17,043
251	Penns Woods Bancorp Inc.	11,089
898	Peoples Bancorp Inc.	21,345
385	Peoples Financial Services Corp.	14,799
14,477	People’s United Financial Inc.	235,251
641	People’s Utah Bancorp	12,615
2,036	Pinnacle Financial Partners Inc.	115,421
4,855	Popular Inc.	190,850
612	Preferred Bank	21,451
264	Premier Financial Bancorp Inc.	4,414
3,725	PrivateBancorp Inc.	171,164
3,152	Prosperity Bancshares Inc.	174,841
665	QCR Holdings Inc.	20,761
1,915	Renasant Corp.	67,887
354	Republic Bancorp Inc., Class A Shares	11,332
910	Republic First Bancorp Inc.*	3,731
1,585	S&T Bancorp Inc.	45,569
1,098	Sandy Spring Bancorp Inc.	34,620
1,589	Seacoast Banking Corp. of Florida*	26,139
1,071	ServisFirst Bancshares Inc.	56,131
308	Shore Bancshares Inc.	3,582
401	Sierra Bancorp	7,310
7,694	Signature Bank*	938,745
1,376	Simmons First National Corp., Class A Shares	69,061
1,113	South State Corp.	84,577
257	Southern First Bancshares Inc.*	7,283

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Banks — 5.5% — (continued)
360	Southern National Bancorp of Virginia Inc.	$4,471
1,125	Southside Bancshares Inc.	36,956
984	Southwest Bancorp Inc.	19,267
1,632	State Bank Financial Corp.	37,634
5,976	Sterling Bancorp	106,672
977	Stock Yards Bancorp Inc.	31,176
668	Stonegate Bank	21,750
524	Suffolk Bancorp	18,523
323	Summit Financial Group Inc.	6,276
488	Sun Bancorp Inc.	11,146
2,465	SVB Financial Group*	273,763
6,008	Synovus Financial Corp.	198,745
2,839	Talmer Bancorp Inc., Class A Shares	66,035
52,461	TCF Financial Corp.	768,554
11,984	Texas Capital Bancshares Inc.*	629,400
676	Tompkins Financial Corp.	49,977
2,589	Towne Bank	61,592
960	TriCo Bancshares	25,958
1,240	TriState Capital Holdings Inc.*	18,557
761	Triumph Bancorp Inc.*	14,550
3,167	Trustmark Corp.	89,816
2,112	UMB Financial Corp.	128,410
48,480	Umpqua Holdings Corp.	796,042
2,029	Union Bankshares Corp.	56,467
178	Union Bankshares Inc.	6,061
3,089	United Bankshares Inc.(a)	121,707
3,312	United Community Banks Inc.	69,486
1,184	Univest Corp. of Pennsylvania	27,635
11,591	Valley National Bancorp	111,853
553	Veritex Holdings Inc.*	9,484
689	Washington Trust Bancorp Inc.	29,041
323	WashingtonFirst Bankshares Inc.	8,033
4,309	Webster Financial Corp.	166,457
1,667	WesBanco Inc.	54,561
724	West Bancorporation Inc.	14,212
1,142	Westamerica Bancorporation	58,059
4,451	Western Alliance Bancorp*	170,117
2,435	Wintrust Financial Corp.	135,337
4,208	Xenith Bankshares Inc.*	9,847
2,474	Yadkin Financial Corp.	64,571
192	Your Community Bankshares Inc.	7,494
9,574	Zions Bancorporation	292,869

	Total Banks	26,072,726

Capital Markets — 1.9%
1,757	Artisan Partners Asset Management Inc., Class A Shares	45,946
296	Associated Capital Group Inc., Class A Shares	9,738
304	B. Riley Financial Inc.	2,894
89,974	BGC Partners Inc., Class A Shares	789,072
825	Calamos Asset Management Inc., Class A Shares	5,767
965	Cohen & Steers Inc.	40,655
4,582	Cowen Group Inc., Class A Shares*(a)	17,183
150	Diamond Hill Investment Group Inc.	28,403
28,455	E*Trade Financial Corp.*	750,643
5,222	Eaton Vance Corp.	209,037

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Capital Markets — 1.9% — (continued)
1,847	Evercore Partners Inc., Class A Shares	$94,640
424	FBR & Co.	5,991
4,487	Federated Investors Inc., Class B Shares	144,930
2,538	Financial Engines Inc.	81,140
2,187	GAIN Capital Holdings Inc.	14,062
241	GAMCO Investors Inc., Class A Shares	7,391
68,254	Greenhill & Co., Inc.	1,565,747
198	Hennessy Advisors Inc.	6,732
630	Houlihan Lokey Inc., Class A Shares	15,599
746	INTL. FCStone Inc.*	26,871
1,292	Investment Technology Group Inc.	19,871
6,799	Janus Capital Group Inc.	101,101
2,567	KCG Holdings Inc., Class A Shares*	37,093
3,970	Ladenburg Thalmann Financial Services Inc.*(a)	9,091
6,057	Lazard Ltd., Class A Shares	224,291
5,041	Legg Mason Inc.	174,368
4,121	LPL Financial Holdings Inc.(a)	122,517
909	Manning & Napier Inc., Class A Shares	6,981
151	Medley Management Inc., Class A Shares	1,098
943	Moelis & Co., Class A Shares	25,414
8,865	NorthStar Asset Management Group Inc.	110,192
1,960	OM Asset Management PLC	26,460
494	Oppenheimer Holdings Inc., Class A Shares	7,939
710	Piper Jaffray Cos.*	31,510
888	PJT Partners Inc., Class A Shares(a)	21,907
678	Pzena Investment Management Inc., Class A Shares	5,261
23,149	Raymond James Financial Inc.	1,346,577
888	Safeguard Scientifics Inc.*	12,521
52,449	SEI Investments Co.	2,417,899
236	Silvercrest Asset Management Group Inc., Class A Shares	2,924
3,025	Stifel Financial Corp.*	119,034
1,172	Virtu Financial Inc., Class A Shares	19,115
289	Virtus Investment Partners Inc.(a)	26,357
3,787	Waddell & Reed Financial Inc., Class A Shares	70,438
373	Westwood Holdings Group Inc.	18,669
33,448	WisdomTree Investments Inc.(a)	351,204

	Total Capital Markets	9,172,273

Consumer Finance — 0.2%
1,147	Cash America International Inc.	49,929
390	Credit Acceptance Corp.*(a)	77,864
1,043	Encore Capital Group Inc.*(a)	22,487
1,135	Enova International Inc.*	10,885
2,458	EZCORP Inc., Class A Shares*	25,440
1,277	First Cash Financial Services Inc.	66,046
1,945	Green Dot Corp., Class A Shares*	45,124
15,530	LendingClub Corp.*(a)	84,017
15,736	Navient Corp.	226,284
958	Nelnet Inc., Class A Shares	33,913
2,490	OneMain Holdings Inc., Class A Shares*	77,215
2,151	PRA Group Inc.*	68,789
435	Regional Management Corp.*	9,405
4,943	Santander Consumer USA Holdings Inc.*	62,183
20,265	SLM Corp.*	150,265

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Consumer Finance — 0.2% — (continued)
256	World Acceptance Corp.*(a)	$12,316

	Total Consumer Finance	1,022,162

Diversified Financial Services — 0.8%
209	BBX Capital Corp., Class A Shares*	4,144
3,884	CBOE Holdings Inc.	266,792
1,901	FactSet Research Systems Inc.	338,435
3,257	FNFV Group*	41,983
6,078	MarketAxess Holdings Inc.	1,024,386
507	Marlin Business Services Corp.	9,532
5,760	Moody’s Corp.	626,054
877	Morningstar Inc.	72,852
4,327	MSCI Inc., Class A Shares	389,949
15,732	Nasdaq Inc.	1,120,276
955	NewStar Financial Inc.*	10,763
2,236	On Deck Capital Inc.*(a)	14,154
972	PICO Holdings Inc.*	10,711
545	Resource America Inc., Class A Shares	5,319
1,343	Tiptree Financial Inc., Class A Shares	7,333

	Total Diversified Financial Services	3,942,683

Insurance — 2.5%
597	Alleghany Corp.*	320,111
4,200	Allied World Assurance Co. Holdings AG	170,352
376	Ambac Financial Group Inc.*	6,821
4,036	American Equity Investment Life Holding Co.	71,114
3,382	American Financial Group Inc.	254,157
386	American National Insurance Co.	45,093
976	AMERISAFE Inc.	58,570
4,355	AmTrust Financial Services Inc.	115,364
13,258	Aon PLC	1,476,278
5,481	Arch Capital Group Ltd.*	443,632
1,458	Argo Group International Holdings Ltd.	82,727
8,335	Arthur J. Gallagher & Co.	411,832
2,948	Aspen Insurance Holdings Ltd.	135,490
2,973	Assurant Inc.	266,232
6,452	Assured Guaranty Ltd.	179,172
777	Atlas Financial Holdings Inc.*	13,621
4,409	Axis Capital Holdings Ltd.	250,740
732	Baldwin & Lyons Inc., Class B Shares	18,476
631	Blue Capital Reinsurance Holdings Ltd.*	10,979
5,557	Brown & Brown Inc.	208,221
2,198	Citizens Inc., Class A Shares*(a)	23,914
8,482	CNO Financial Group Inc.	137,832
639	Crawford & Co., Class B Shares	7,246
758	Donegal Group Inc., Class A Shares	12,196
702	eHealth Inc.*	7,890
620	EMC Insurance Group Inc.	17,267
1,196	Employers Holdings Inc.	36,442
3,096	Endurance Specialty Holdings Ltd.	203,872
558	Enstar Group Ltd.*	92,957
1,156	Erie Indemnity Co., Class A Shares	117,947
1,967	Everest Re Group Ltd.	380,378
471	FBL Financial Group Inc., Class A Shares	31,143
718	Federated National Holding Co.	13,118

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Insurance — 2.5% — (continued)
616	Fidelity & Guaranty Life(a)	$14,661
5,145	First American Financial Corp.	221,698
27,052	FNF Group	1,019,590
18,723	Genworth Financial Inc., Class A Shares*	88,560
566	Global Indemnity PLC, Class A Shares*	16,329
1,579	Greenlight Capital Re Ltd., Class A Shares*	33,870
890	Hallmark Financial Services Inc.*	9,407
2,071	Hanover Insurance Group Inc. (The)	161,952
467	HCI Group Inc.	14,846
1,334	Heritage Insurance Holdings Inc.	18,302
2,066	Horace Mann Educators Corp.	75,512
451	Independence Holding Co.	7,915
581	Infinity Property & Casualty Corp.	48,955
117	Investors Title Co.*	11,473
769	James River Group Holdings Ltd.	28,099
1,995	Kemper Corp.	74,713
101,614	Maiden Holdings Ltd.	1,403,289
6,319	MBIA Inc.*	50,931
2,501	National General Holdings Corp.	56,998
395	National Interstate Corp.	12,849
114	National Western Life Group Inc., Class A Shares	22,117
607	Navigators Group Inc. (The)	57,034
11,838	Old Republic International Corp.	227,645
1,291	OneBeacon Insurance Group Ltd., Class A Shares	18,281
596	Patriot National Inc.*	5,275
2,218	Primerica Inc.	126,271
2,595	ProAssurance Corp.	142,777
3,080	Reinsurance Group of America Inc., Class A Shares	330,546
1,610	RenaissanceRe Holdings Ltd.	192,717
1,861	RLI Corp.	132,094
697	Safety Insurance Group Inc.	46,316
2,135	Selective Insurance Group Inc.	85,186
858	State Auto Financial Corp.	19,700
1,466	State National Cos., Inc.	14,909
883	Stewart Information Services Corp.	40,424
3,391	Third Point Reinsurance Ltd.*	44,151
5,658	Torchmark Corp.	365,959
667	Trupanion Inc.*(a)	10,025
1,122	United Fire Group Inc.	48,482
883	United Insurance Holdings Corp.	13,907
1,586	Universal Insurance Holdings Inc.(a)	39,301
3,643	Validus Holdings Ltd.	185,028
228	White Mountains Insurance Group Ltd.	187,877
10,198	WMIH Corp.*(a)	25,393
4,694	WR Berkley Corp.	278,683

	Total Insurance	11,651,231

Real Estate Investment Trusts (REITs) — 5.3%
3,747	Acadia Realty Trust	138,414
1,210	AG Mortgage Investment Trust Inc.	19,142
1,081	Agree Realty Corp.	51,877
102	Alexander’s Inc.	43,861
3,640	Alexandria Real Estate Equities Inc.	400,728
2,316	Altisource Residential Corp.	25,407
1,896	American Assets Trust Inc.	83,993

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Real Estate Investment Trusts (REITs) — 5.3% — (continued)
6,245	American Campus Communities Inc.	$312,937
15,752	American Capital Agency Corp.	304,171
2,252	American Capital Mortgage Investment Corp.	38,408
7,963	American Homes 4 Rent, Class A Shares	174,151
4,508	Anworth Mortgage Asset Corp.	22,044
7,363	Apartment Investment & Management Co., Class A Shares	332,660
3,166	Apollo Commercial Real Estate Finance Inc.	51,606
1,697	Apollo Residential Mortgage Inc.	23,147
7,866	Apple Hospitality REIT Inc.(a)	154,331
1,158	Ares Commercial Real Estate Corp.	14,556
1,832	Armada Hoffler Properties Inc.	25,245
1,731	ARMOUR Residential REIT Inc.(a)	38,497
1,057	Ashford Hospitality Prime Inc.	16,394
127,766	Ashford Hospitality Trust Inc.	890,529
759	Bluerock Residential Growth REIT Inc., Class A Shares	10,171
8,450	Brandywine Realty Trust	136,298
9,119	Brixmor Property Group Inc.	260,439
4,090	Camden Property Trust	358,979
4,700	Capstead Mortgage Corp.	46,624
4,018	Care Capital Properties Inc.	120,500
3,049	CareTrust REIT Inc.	45,308
2,065	CatchMark Timber Trust Inc., Class A Shares	24,161
8,020	CBL & Associates Properties Inc.	114,445
3,736	Cedar Realty Trust Inc.	28,282
1,841	Chatham Lodging Trust	38,164
2,857	Chesapeake Lodging Trust	72,796
9,040	Chimera Investment Corp.	149,070
1,126	City Office REIT Inc.	14,593
5,382	Colony Capital Inc., Class A Shares	99,406
3,117	Colony Starwood Homes(a)	96,627
5,838	Columbia Property Trust Inc.	137,660
22,206	Communications Sales & Leasing Inc.	692,827
18,733	Community Healthcare Trust Inc.	430,297
592	CorEnergy Infrastructure Trust Inc.(a)	17,417
1,572	CoreSite Realty Corp.	122,647
4,499	Corporate Office Properties Trust	128,311
5,523	Corrections Corp. of America	87,981
9,921	Cousins Properties Inc.	109,329
8,438	CubeSmart	232,298
3,364	CyrusOne Inc.	171,026
7,370	CYS Investments Inc.	64,930
4,308	DCT Industrial Trust Inc.	209,843
14,381	DDR Corp.	271,945
9,516	DiamondRock Hospitality Co.	100,774
6,664	Douglas Emmett Inc.	250,300
16,442	Duke Realty Corp.	462,349
3,509	DuPont Fabros Technology Inc.	148,782
1,820	Dynex Capital Inc.	13,377
1,583	Easterly Government Properties Inc.	30,853
1,486	EastGroup Properties Inc.	109,043
3,472	Education Realty Trust Inc.	157,316
5,863	Empire State Realty Trust Inc., Class A Shares	125,879
3,011	EPR Properties	235,822
5,858	Equity Commonwealth*	183,297
3,602	Equity LifeStyle Properties Inc.	279,263

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Real Estate Investment Trusts (REITs) — 5.3% — (continued)
4,364	Equity One Inc.	$135,459
546	Farmland Partners Inc.(a)	6,361
6,418	FelCor Lodging Trust Inc.	45,632
5,526	First Industrial Realty Trust Inc.	158,983
2,736	First Potomac Realty Trust	27,552
10,856	Forest City Realty Trust Inc., Class A Shares	256,853
26,819	Four Corners Property Trust Inc.	555,421
4,969	Franklin Street Properties Corp.	62,411
8,887	Gaming and Leisure Properties Inc.	304,024
3,471	GEO Group Inc. (The)	69,559
1,327	Getty Realty Corp.	31,224
969	Gladstone Commercial Corp.	17,442
8,187	Global Net Lease Inc.	67,952
20,142	Gramercy Property Trust	194,975
816	Great Ajax Corp.	11,187
1,823	Hannon Armstrong Sustainable Infrastructure Capital Inc.	43,716
5,322	Healthcare Realty Trust Inc.	186,589
6,479	Healthcare Trust of America Inc., Class A Shares	218,601
1,973	Hersha Hospitality Trust, Class A Shares	38,552
4,565	Highwoods Properties Inc.	242,128
7,529	Hospitality Properties Trust	229,559
87,899	Host Hotels & Resorts Inc.	1,566,360
4,431	Hudson Pacific Properties Inc.	148,306
2,239	Independence Realty Trust Inc.	21,159
1,949	InfraREIT Inc.	36,836
5,521	Invesco Mortgage Capital Inc.	86,901
5,831	Investors Real Estate Trust(a)	38,718
12,268	Iron Mountain Inc.	471,214
3,469	iStar Inc.*	37,500
4,346	Kilroy Realty Corp.	315,650
3,975	Kite Realty Group Trust	114,798
1,818	Ladder Capital Corp., Class A Shares	24,143
3,914	Lamar Advertising Co., Class A Shares	243,960
5,072	LaSalle Hotel Properties	142,320
11,134	Lexington Realty Trust	120,136
6,976	Liberty Property Trust	287,620
2,166	Life Storage Inc.	194,940
1,797	LTC Properties Inc.	93,300
4,373	Mack-Cali Realty Corp.	121,394
11,236	Medical Properties Trust Inc.	171,574
17,717	MFA Financial Inc.	136,775
3,609	Mid-America Apartment Communities Inc.	339,210
3,284	Monmouth Real Estate Investment Corp.	45,976
8,139	Monogram Residential Trust Inc.	85,622
3,984	National Health Investors Inc.	319,836
6,821	National Retail Properties Inc.	341,732
25,282	National Storage Affiliates Trust	513,477
11,401	New Residential Investment Corp.	163,604
3,753	New Senior Investment Group Inc.	46,500
5,257	New York Mortgage Trust Inc.	31,752
7,954	New York REIT Inc.	76,836
867	NexPoint Residential Trust Inc.	18,129
2,858	NorthStar Realty Europe Corp.	29,266
8,597	NorthStar Realty Finance Corp.	114,684
8,728	Omega Healthcare Investors Inc.(a)	315,954

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Real Estate Investment Trusts (REITs) — 5.3% — (continued)
772	One Liberty Properties Inc.	$18,721
885	Orchid Island Capital Inc., Class A Shares	9,284
6,557	Outfront Media Inc.	146,352
673	Owens Realty Mortgage Inc.	11,441
8,668	Paramount Group Inc.	156,024
4,036	Parkway Properties Inc.	72,648
3,414	Pebblebrook Hotel Trust	102,557
3,283	Pennsylvania Real Estate Investment Trust	82,370
3,304	PennyMac Mortgage Investment Trust	50,353
6,458	Physicians Realty Trust	138,266
6,692	Piedmont Office Realty Trust Inc., Class A Shares	144,614
2,455	Post Properties Inc.	162,717
1,949	Potlatch Corp.	73,809
1,225	Preferred Apartment Communities Inc., Class A Shares	16,954
915	PS Business Parks Inc.	101,364
2,270	QTS Realty Trust Inc., Class A Shares	123,011
2,891	RAIT Financial Trust	9,078
3,835	Ramco-Gershenson Properties Trust	74,514
5,870	Rayonier Inc.	161,601
3,635	Redwood Trust Inc.	53,798
4,863	Regency Centers Corp.	391,666
1,455	Resource Capital Corp.	19,308
5,072	Retail Opportunity Investments Corp.	113,156
11,338	Retail Properties of America Inc., Class A Shares	192,746
3,167	Rexford Industrial Realty Inc.	70,719
5,792	RLJ Lodging Trust	135,185
2,059	Ryman Hospitality Properties Inc.	111,104
3,116	Sabra Health Care REIT Inc.	79,396
490	Saul Centers Inc.	32,477
3,074	Select Income REIT	83,889
11,207	Senior Housing Properties Trust	250,364
1,174	Seritage Growth Properties, Class A Shares(a)	52,243
1,563	Silver Bay Realty Trust Corp.	29,744
22,962	Spirit Realty Capital Inc.	304,246
3,304	STAG Industrial Inc.	82,038
10,912	Starwood Property Trust Inc.	249,885
7,201	STORE Capital Corp.	213,366
4,212	Summit Hotel Properties Inc.	60,232
2,991	Sun Communities Inc.	228,871
10,272	Sunstone Hotel Investors Inc.	142,678
4,439	Tanger Factory Outlet Centers Inc.	180,401
2,780	Taubman Centers Inc.	215,923
2,150	Terreno Realty Corp.	57,534
2,348	Tier REIT Inc.	37,615
16,605	Two Harbors Investment Corp.	147,784
1,398	UMH Properties Inc.	16,552
70	Universal Health Realty Income Trust	4,311
4,261	Urban Edge Properties	122,120
1,048	Urstadt Biddle Properties Inc., Class A Shares	23,800
8,831	Washington Prime Group Inc.*	121,338
3,453	Washington Real Estate Investment Trust	112,222
5,539	Weingarten Realty Investors	228,484
2,078	Western Asset Mortgage Capital Corp.(a)	21,985
1,279	Whitestone REIT, Class B Shares	18,533

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Real Estate Investment Trusts (REITs) — 5.3% — (continued)
4,893	WP Carey Inc.	$326,118
5,016	Xenia Hotels & Resorts Inc.	84,469

	Total Real Estate Investment Trusts (REITs)	25,543,867

Real Estate Management & Development — 0.8%
2,245	Alexander & Baldwin Inc.	90,092
569	Altisource Portfolio Solutions SA*	18,538
554	AV Homes Inc.*	8,404
88,375	CBRE Group Inc., Class A Shares*	2,641,529
170	Consolidated-Tomoka Land Co.	8,964
1,717	Forestar Group Inc.*(a)	21,548
249	FRP Holdings Inc.*	8,381
1,752	HFF Inc., Class A Shares	46,971
1,740	Howard Hughes Corp. (The)*	205,703
2,143	Jones Lang LaSalle Inc.	250,195
3,899	Kennedy-Wilson Holdings Inc.	86,012
781	Marcus & Millichap Inc.*	20,345
826	RE/MAX Holdings Inc., Class A Shares	34,395
6,933	Realogy Holdings Corp.	186,082
376	RMR Group Inc. (The), Class A Shares	14,495
206	Stratus Properties Inc.*	3,912
661	Tejon Ranch Co.*	15,692
1,059	Trinity Place Holdings Inc.*(a)	9,001

	Total Real Estate Management & Development	3,670,259

Thrifts & Mortgage Finance — 0.6%
4,280	Astoria Financial Corp.	65,484
1,678	Bank Mutual Corp.	13,088
626	BankFinancial Corp.	7,725
726	Bear State Financial Inc.	6,795
3,395	Beneficial Bancorp Inc.	51,197
2,793	BofI Holding Inc.*(a)	60,049
295	BSB Bancorp Inc.*	7,139
5,950	Capitol Federal Financial Inc.	85,561
534	Charter Financial Corp.	7,022
981	Clifton Bancorp Inc.	14,568
1,633	Dime Community Bancshares Inc.	28,839
526	ESSA Bancorp Inc.*	7,232
41,428	Essent Group Ltd.*	1,101,156
4,903	EverBank Financial Corp.	94,089
422	Federal Agricultural Mortgage Corp., Class C Shares	17,293
387	First Defiance Financial Corp.	17,605
1,072	Flagstar Bancorp Inc.*	30,102
181	Greene County Bancorp Inc.	2,995
52	Hingham Institution for Savings	6,756
377	Home Bancorp Inc.	10,873
1,187	HomeStreet Inc.*	30,933
439	Impac Mortgage Holdings Inc.*(a)	7,314
4,620	Kearny Financial Corp.	63,248
393	Lake Sunapee Bank Group(a)	7,043
310	LendingTree Inc.*	30,070
2,487	Meridian Bancorp Inc.	38,847
385	Meta Financial Group Inc.	23,697
16,444	MGIC Investment Corp.*	133,032
1,450	Nationstar Mortgage Holdings Inc.*(a)	23,026

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 17.6% — (continued)
Thrifts & Mortgage Finance — 0.6% — (continued)
2,521	NMI Holdings Inc., Class A Shares*	$20,017
1,837	Northfield Bancorp Inc.	29,190
4,665	Northwest Bancshares Inc.	72,401
979	OceanFirst Financial Corp.	19,404
5,003	Ocwen Financial Corp.*	17,811
1,810	Oritani Financial Corp.	29,087
2,417	PHH Corp.*	36,980
186	Provident Bancorp Inc.*	2,937
415	Provident Financial Holdings Inc.	7,926
2,852	Provident Financial Services Inc.	61,518
10,331	Radian Group Inc.	141,638
855	SI Financial Group Inc.	11,517
211	Southern Missouri Bancorp Inc	5,174
291	Territorial Bancorp Inc.	8,311
2,822	TFS Financial Corp.	51,191
4,553	TrustCo Bank Corp. NY	32,508
2,449	United Community Financial Corp.	15,943
2,613	United Financial Bancorp Inc.	36,556
1,265	Walker & Dunlop Inc.*	33,522
1,407	Walter Investment Management Corp.*(a)	5,318
4,267	Washington Federal Inc.	113,075
1,097	Waterstone Financial Inc.	18,539
847	Westfield Financial Inc.*	6,412
1,339	WSFS Financial Corp.	52,087

	Total Thrifts & Mortgage Finance	2,821,840

	TOTAL FINANCIALS	83,897,041

HEALTH CARE — 13.4%
Biotechnology — 2.8%
4,558	ACADIA Pharmaceuticals Inc.*(a)	146,449
20,876	Acceleron Pharma Inc.*	626,489
5,426	Achillion Pharmaceuticals Inc.*	44,819
26,997	Acorda Therapeutics Inc.*	650,088
907	Adamas Pharmaceuticals Inc.*	12,399
1,587	Aduro Biotech Inc.*(a)	22,361
1,745	Advaxis Inc.*(a)	20,120
1,281	Adverum Biotechnologies Inc.*	4,586
3,576	Agenus Inc.*	22,135
1,329	Agios Pharmaceuticals Inc.*(a)	48,960
1,275	Aimmune Therapeutics Inc.*	18,832
1,800	Akebia Therapeutics Inc.*	14,634
15,383	Alder Biopharmaceuticals Inc.*(a)	507,178
26,536	Alkermes PLC*	1,161,481
3,562	Alnylam Pharmaceuticals Inc.*	248,806
1,744	AMAG Pharmaceuticals Inc.*	41,560
6,810	Amicus Therapeutics Inc.*	45,559
1,344	Anavex Life Sciences Corp.*	4,113
1,733	Anthera Pharmaceuticals Inc.*	4,991
694	Applied Genetic Technologies Corp.*	8,869
808	Aptevo Therapeutics Inc.*	2,198
1,549	Ardelyx Inc.*(a)	15,444
12,389	Arena Pharmaceuticals Inc.*	19,203
533	Argos Therapeutics Inc.*(a)	2,638
108,042	ARIAD Pharmaceuticals Inc.*	1,117,154

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 13.4% — (continued)
Biotechnology — 2.8% — (continued)
6,695	Array Biopharma Inc.*	$22,964
2,987	Arrowhead Pharmaceuticals Inc.*	20,700
1,258	Asterias Biotherapeutics Inc.*	3,510
1,035	Atara Biotherapeutics Inc.*(a)	20,224
2,968	Athersys Inc.*	5,669
179	Avexis Inc.*(a)	6,326
1,222	Axovant Sciences Ltd.*	20,053
1,044	Bellicum Pharmaceuticals Inc.*(a)	17,978
3,646	BioCryst Pharmaceuticals Inc.*	14,985
7,684	BioMarin Pharmaceutical Inc.*	721,451
297	BioSpecifics Technologies Corp.*	10,867
3,583	BioTime Inc.*(a)	10,534
1,760	Bluebird Bio Inc.*	86,838
961	Blueprint Medicines Corp.*(a)	26,793
971	Cara Therapeutics Inc.*	5,263
4,142	Celldex Therapeutics Inc.*(a)	13,751
623	Cellular Biomedicine Group Inc.*	8,703
3,464	Cepheid*	118,884
1,063	ChemoCentryx Inc.*(a)	5,315
1,919	Chimerix Inc.*	9,230
364	Cidara Therapeutics Inc.*(a)	4,211
1,533	Clovis Oncology Inc.*(a)	37,972
1,369	Coherus Biosciences Inc.*(a)	40,755
913	Concert Pharmaceuticals Inc.*	8,874
238	Corvus Pharmaceuticals Inc.*	3,249
4,288	Curis Inc.*(a)	7,547
1,672	Cytokinetics Inc.*(a)	20,181
1,025	CytomX Therapeutics Inc.*	12,023
2,487	CytRx Corp.*(a)	1,397
504	Dimension Therapeutics Inc.*(a)	2,994
1,782	Dynavax Technologies Corp.*(a)	27,906
443	Eagle Pharmaceuticals Inc.*(a)	26,469
594	Edge Therapeutics Inc.*	5,281
260	Editas Medicine Inc.*	4,373
150	Eiger BioPharmaceuticals Inc.*	2,238
1,495	Emergent BioSolutions Inc.*	39,842
765	Enanta Pharmaceuticals Inc.*	16,822
1,788	Epizyme Inc.*(a)	13,070
506	Esperion Therapeutics Inc.*(a)	5,450
5,008	Exact Sciences Corp.*(a)	92,498
10,783	Exelixis Inc.*	120,230
2,445	FibroGen Inc.*	42,323
1,255	Five Prime Therapeutics Inc.*	55,195
1,075	Flexion Therapeutics Inc.*	17,931
1,120	Fortress Biotech Inc.*	3,058
597	Foundation Medicine Inc.*	12,250
6,703	Galena Biopharma Inc.*	2,710
881	Genomic Health Inc.*	23,320
7,242	Geron Corp.*(a)	19,481
811	Global Blood Therapeutics Inc.*	13,779
467	GlycoMimetics Inc.*	3,460
5,125	Halozyme Therapeutics Inc.*(a)	50,225
1,533	Heron Therapeutics Inc.*(a)	28,514
3,326	Idera Pharmaceuticals Inc.*(a)	6,353
1,538	Ignyta Inc.*	8,474

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 13.4% — (continued)
Biotechnology — 2.8% — (continued)
513	Immune Design Corp.*	$3,617
4,218	ImmunoGen Inc.*(a)	11,853
3,644	Immunomedics Inc.*(a)	10,094
12,123	Incyte Corp.*	983,175
1,944	Infinity Pharmaceuticals Inc.*	2,955
685	Inotek Pharmaceuticals Corp.*(a)	4,863
3,283	Inovio Pharmaceuticals Inc.*(a)	30,105
2,889	Insmed Inc.*	37,413
1,137	Insys Therapeutics Inc.*(a)	16,225
401	Intellia Therapeutics Inc.*(a)	7,799
783	Intercept Pharmaceuticals Inc.*(a)	116,127
2,608	Intrexon Corp.*	65,826
1,162	Invitae Corp.*	9,122
5,741	Ionis Pharmaceuticals Inc.*(a)	170,221
6,158	Ironwood Pharmaceuticals Inc., Class A Shares*	82,148
3,007	Juno Therapeutics Inc.*(a)	88,947
909	Karyopharm Therapeutics Inc.*	9,045
3,746	Keryx Biopharmaceuticals Inc.*	15,359
1,874	Kite Pharma Inc.*(a)	107,980
732	La Jolla Pharmaceutical Co.*	11,968
1,922	Lexicon Pharmaceuticals Inc.*(a)	26,677
899	Ligand Pharmaceuticals Inc.*	92,876
2,516	Lion Biotechnologies Inc.*(a)	20,027
652	Loxo Oncology Inc.*	17,956
1,484	MacroGenics Inc.*	44,238
12,990	MannKind Corp.*	10,405
1,487	Medgenics Inc.*(a)	8,327
1,120	MediciNova Inc.*	6,597
131,962	Merrimack Pharmaceuticals Inc.*(a)	609,664
4,751	MiMedx Group Inc.*(a)	34,397
941	Minerva Neurosciences Inc.*	11,499
394	Mirati Therapeutics Inc.*	1,990
3,029	Momenta Pharmaceuticals Inc.*	36,409
14,860	Myriad Genetics Inc.*	302,550
580	NantKwest Inc.*	4,692
1,178	Natera Inc.*(a)	11,721
26,688	Neurocrine Biosciences Inc.*	1,293,300
863	NewLink Genetics Corp.*(a)	8,785
12,789	Novavax Inc.*(a)	87,477
1,075	OncoMed Pharmaceuticals Inc.*	10,739
1,447	Ophthotech Corp.*	76,416
15,437	OPKO Health Inc.*(a)	140,477
3,615	Organovo Holdings Inc.*(a)	13,954
1,123	Osiris Therapeutics Inc.*	5,626
1,185	Otonomy Inc.*	19,493
1,596	OvaScience Inc.*(a)	9,720
8,620	PDL BioPharma Inc.	25,084
879	Pfenex Inc.*	6,355
3,427	PharmAthene Inc.*(a)	8,910
2,295	Portola Pharmaceuticals Inc., Class A Shares*	46,726
3,378	Progenics Pharmaceuticals Inc.*	21,214
234	Proteostasis Therapeutics Inc.*(a)	3,349
9,682	Prothena Corp. PLC*(a)	483,906
1,751	PTC Therapeutics Inc.*	14,376
1,174	Puma Biotechnology Inc.*(a)	69,442

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 13.4% — (continued)
Biotechnology — 2.8% — (continued)
1,503	Radius Health Inc.*(a)	$82,425
4,015	Raptor Pharmaceutical Corp.*	29,912
1,017	REGENXBIO Inc.*(a)	11,909
1,594	Regulus Therapeutics Inc.*(a)	5,053
1,588	Repligen Corp.*	49,212
1,636	Retrophin Inc.*	26,209
4,759	Rigel Pharmaceuticals Inc.*	16,038
1,235	Sage Therapeutics Inc.*(a)	45,905
2,879	Sangamo BioSciences Inc.*	12,351
1,980	Sarepta Therapeutics Inc.*(a)	51,619
4,586	Seattle Genetics Inc.*	204,306
934	Seres Therapeutics Inc.*(a)	9,779
1,185	Sorrento Therapeutics Inc.*(a)	7,892
914	Spark Therapeutics Inc.*	51,714
3,808	Spectrum Pharmaceuticals Inc.*	20,220
629	Stemline Therapeutics Inc.*	5,145
256	Syndax Pharmaceuticals Inc.*	3,630
8,528	Synergy Pharmaceuticals Inc.*(a)	40,337
2,963	Synthetic Biologics Inc.*(a)	4,859
464	T2 Biosystems Inc.*(a)	3,081
1,269	TESARO Inc.*(a)	107,472
1,887	TG Therapeutics Inc.*(a)	11,982
277	Tobira Therapeutics Inc.*	1,360
140	Tokai Pharmaceuticals Inc.*	154
2,233	Trevena Inc.*	15,140
1,224	Trovagene Inc.*(a)	6,010
1,712	Ultragenyx Pharmaceutical Inc.*	112,855
2,099	United Therapeutics Corp.*	256,666
1,796	Vanda Pharmaceuticals Inc.*	27,622
1,405	Versartis Inc.*	17,422
1,011	Vitae Pharmaceuticals Inc.*	6,986
817	Vital Therapies Inc.*	4,681
401	Voyager Therapeutics Inc.*	4,880
134	vTv Therapeutics Inc., Class A Shares*	757
905	XBiotech Inc.*	11,747
1,473	Xencor Inc.*	31,124
926	Zafgen Inc.*	2,769
5,493	ZIOPHARM Oncology Inc.*(a)	27,849

	Total Biotechnology	13,440,847

Health Care Equipment & Supplies — 4.7%
1,018	Abaxis Inc.	51,043
1,890	ABIOMED Inc.*	222,907
91,899	Accuray Inc.*(a)	489,822
4,111	Alere Inc.*	160,863
10,393	Align Technology Inc.*	965,510
4,986	Analogic Corp.	443,754
1,254	AngioDynamics Inc.*	20,741
647	Anika Therapeutics Inc.*	30,564
1,450	AtriCure Inc.*	22,316
68	Atrion Corp.	30,730
379	Avinger Inc.*	1,546
931	AxoGen Inc.*	8,388
16,404	Becton Dickinson and Co.	2,906,953
1,693	Cantel Medical Corp.	128,008

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 13.4% — (continued)
Health Care Equipment & Supplies — 4.7% — (continued)
1,470	Cardiovascular Systems Inc.*	$35,971
4,771	Cerus Corp.*	30,200
1,766	ConforMIS Inc.*(a)	14,163
1,274	CONMED Corp.	51,979
9,737	Cooper Cos., Inc. (The)	1,810,303
2,051	Corindus Vascular Robotics Inc.*(a)	2,400
5,699	CR Bard Inc.	1,258,567
1,496	CryoLife Inc.	23,861
536	Cutera Inc.*	5,842
1,103	Cynosure Inc., Class A Shares*	57,455
8,185	DexCom Inc.*	745,572
6,576	Edwards Lifesciences Corp.*	757,292
3,729	Endologix Inc.*(a)	45,345
408	Entellus Medical Inc.*	7,707
504	Exactech Inc.*	14,006
1,742	GenMark Diagnostics Inc.*	14,842
843	Glaukos Corp.*	25,155
3,289	Globus Medical Inc., Class A Shares*	76,404
52,130	Haemonetics Corp.*	1,937,151
2,223	Halyard Health Inc.*	81,028
3,108	Hill-Rom Holdings Inc.	184,336
13,275	Hologic Inc.*	510,026
694	ICU Medical Inc.*	86,590
4,212	IDEXX Laboratories Inc.*	474,608
758	Inogen Inc.*	43,979
2,746	Insulet Corp.*	116,238
1,392	Integer Holdings Corp.*	33,686
18,132	Integra LifeSciences Holdings Corp.*	1,566,967
1,480	Invacare Corp.	17,568
1,623	InVivo Therapeutics Holdings Corp.*	11,426
191	iRadimed Corp.*	3,566
267	IRIDEX Corp.*	3,986
1,307	K2M Group Holdings Inc.*	20,807
690	LeMaitre Vascular Inc.	12,682
26,016	Masimo Corp.*	1,538,586
1,954	Meridian Bioscience Inc.	38,005
2,012	Merit Medical Systems Inc.*	48,771
1,513	Natus Medical Inc.*	58,871
1,739	Neogen Corp.*	102,705
1,137	Nevro Corp.*	107,367
2,542	Novocure Ltd.*(a)	19,523
2,353	NuVasive Inc.*	154,051
2,989	NxStage Medical Inc.*	68,329
2,654	OraSure Technologies Inc.*	22,745
881	Orthofix International NV*	39,742
1,124	Oxford Immunotec Global PLC*	11,645
1,205	Penumbra Inc.*	85,025
1,276	Quidel Corp.*	27,779
6,601	ResMed Inc.	440,221
2,194	Rockwell Medical Inc.*	15,928
2,217	RTI Surgical Inc.*	7,117
192	Second Sight Medical Products Inc.*	643
755	Senseonics Holdings Inc.*(a)	3,020
2,004	Spectranetics Corp. (The)*	49,318
1,988	STAAR Surgical Co.*	17,455

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 13.4% — (continued)
Health Care Equipment & Supplies — 4.7% — (continued)
14,066	STERIS PLC	$994,185
635	Surmodics Inc.*	18,078
732	Tandem Diabetes Care Inc.*	5,219
5,529	Teleflex Inc.	1,012,305
4,101	TransEnterix Inc.*	5,618
1	Unilife Corp.*	3
192	Utah Medical Products Inc.	12,098
783	Vascular Solutions Inc.*	37,717
800	Veracyte Inc.*	4,504
3,424	West Pharmaceutical Services Inc.	280,186
57,836	Wright Medical Group NV*	1,432,019
1,670	Zeltiq Aesthetics Inc.*(a)	63,660

	Total Health Care Equipment & Supplies	22,287,291

Health Care Providers & Services — 2.1%
454	AAC Holdings Inc.*(a)	8,880
3,492	Acadia Healthcare Co., Inc.*	178,755
1,435	Aceto Corp.	28,973
331	Addus HomeCare Corp.*	7,937
693	Adeptus Health Inc., Class A Shares*(a)	29,494
1,664	Air Methods Corp.*	58,539
463	Almost Family Inc.*	17,052
1,316	Amedisys Inc.*	63,339
409	American Renal Associates Holdings Inc.*(a)	8,683
2,287	AMN Healthcare Services Inc.*	82,858
32,104	Amsurg Corp.*	2,084,192
3,048	BioScrip Inc.*	7,864
1,312	BioTelemetry Inc.*	24,233
8,846	Brookdale Senior Living Inc.*	152,240
1,464	Capital Senior Living Corp.*	25,166
762	Chemed Corp.	102,817
820	Civitas Solutions Inc.*	14,908
5,461	Community Health Systems Inc.*(a)	58,323
497	CorVel Corp.*	19,105
1,622	Cross Country Healthcare Inc.*	19,740
2,128	Diplomat Pharmacy Inc.*	66,585
2,402	Ensign Group Inc. (The)	45,134
8,895	Envision Healthcare Holdings Inc.*	190,887
2,272	Genesis Healthcare Inc., Class A Shares*	5,476
2,039	HealthEquity Inc.*	66,390
4,208	HealthSouth Corp.	171,308
54,746	Healthways Inc.*	1,369,197
3,933	Kindred Healthcare Inc.	43,420
9,859	Laboratory Corp. of America Holdings*	1,349,993
478	Landauer Inc.	22,715
777	LHC Group Inc.*	27,630
1,936	LifePoint Health Inc.*	109,578
4,362	MEDNAX Inc.*	286,889
5,858	Molina Healthcare Inc.*	315,219
594	National HealthCare Corp.	38,598
412	National Research Corp., Class A Shares	6,522
2,889	Nobilis Health Corp.*(a)	10,111
2,939	Owens & Minor Inc.	101,013
3,961	Patterson Cos., Inc.	182,206
1,490	PharMerica Corp.*	37,637

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 13.4% — (continued)
Health Care Providers & Services — 2.1% — (continued)
2,212	Premier Inc., Class A Shares*	$70,010
604	Providence Service Corp. (The)*	28,466
1,714	Quorum Health Corp.*	10,541
1,992	RadNet Inc.*	13,466
5,274	Select Medical Holdings Corp.*	62,655
851	Surgery Partners Inc.*(a)	16,390
1,339	Surgical Care Affiliates Inc.*	55,234
26,984	Team Health Holdings Inc.*	898,567
1,012	Teladoc Inc.*(a)	18,044
3,832	Tenet Healthcare Corp.*	91,585
1,225	Triple-S Management Corp., Class B Shares*	26,815
2,610	Universal American Corp.	18,688
6,405	Universal Health Services Inc., Class B Shares	771,995
622	US Physical Therapy Inc.	39,217
175	USMD Holdings Inc.*(a)	3,878
3,672	VCA Inc.*	260,014
2,096	WellCare Health Plans Inc.*	236,219

	Total Health Care Providers & Services	10,061,390

Health Care Technology — 0.7%
66,299	Allscripts Healthcare Solutions Inc.*	855,920
1,835	athenahealth Inc.*	224,659
1,750	Castlight Health Inc., Class B Shares*(a)	7,315
7,353	Cerner Corp.*	474,563
596	Computer Programs & Systems Inc.	15,389
584	Cotiviti Holdings Inc.*	19,412
736	Evolent Health Inc., Class A Shares*(a)	18,304
1,169	HealthStream Inc.*	31,084
3,975	HMS Holdings Corp.*	86,695
658	Imprivata Inc.*	12,640
2,749	Inovalon Holdings Inc., Class A Shares*(a)	43,159
2,612	Medidata Solutions Inc.*	141,309
21,632	Omnicell Inc.*	812,931
1,094	Press Ganey Holdings Inc.*	44,077
2,537	Quality Systems Inc.	29,860
4,584	Veeva Systems Inc., Class A Shares*	187,577
1,069	Vocera Communications Inc.*	17,425

	Total Health Care Technology	3,022,319

Life Sciences Tools & Services — 2.0%
1,041	Accelerate Diagnostics Inc.*(a)	22,777
45,183	Agilent Technologies Inc.	2,122,697
1,113	Albany Molecular Research Inc.*(a)	16,495
987	Bio-Rad Laboratories Inc., Class A Shares*	146,875
1,745	Bio-Techne Corp.	183,836
20,592	Bruker Corp.	460,437
1,479	Cambrex Corp.*	63,346
18,331	Charles River Laboratories International Inc.*	1,525,323
992	ChromaDex Corp.*	3,264
2,035	Enzo Biochem Inc.*	11,315
28,741	Fluidigm Corp.*(a)	261,831
21,655	ICON PLC, ADR*	1,662,887
3,528	Illumina Inc.*	593,904
1,959	INC Research Holdings Inc., Class A Shares*	85,471
18,904	Luminex Corp.*	398,307

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 13.4% — (continued)
Life Sciences Tools & Services — 2.0% — (continued)
748	NanoString Technologies Inc.*	$12,088
2,589	NeoGenomics Inc.*	20,816
3,765	Pacific Biosciences of California Inc.*(a)	31,362
15,078	PAREXEL International Corp.*	1,025,756
5,145	PerkinElmer Inc.	273,971
1,137	PRA Health Sciences Inc.*	57,475
10,812	QIAGEN NV*	286,626
3,911	Quintiles Transnational Holdings Inc.*	302,320
3,728	VWR Corp.*	104,048

	Total Life Sciences Tools & Services	9,673,227

Pharmaceuticals — 1.1%
1,313	AcelRx Pharmaceuticals Inc.*(a)	4,136
500	Aclaris Therapeutics Inc.*(a)	10,080
1,175	Aerie Pharmaceuticals Inc.*	22,748
585	Agile Therapeutics Inc.*	4,235
4,001	Akorn Inc.*	107,707
1,650	Amphastar Pharmaceuticals Inc.*	31,350
1,683	Ampio Pharmaceuticals Inc.*	1,391
391	ANI Pharmaceuticals Inc.*(a)	23,358
1,663	Aratana Therapeutics Inc.*	14,751
419	Axsome Therapeutics Inc.*(a)	3,034
3,188	Bio-Path Holdings Inc.*(a)	4,878
211,480	Cardiome Pharma Corp.*	630,210
4,732	Catalent Inc.*	119,388
2,091	Cempra Inc.*(a)	45,877
568	Collegium Pharmaceutical Inc.*(a)	4,731
3,316	Corcept Therapeutics Inc.*	17,674
2,851	Depomed Inc.*	57,847
1,179	Dermira Inc.*	36,596
4,782	Durect Corp.*	7,986
800	Egalet Corp.*	5,488
9,745	Endo International PLC*	201,722
1,819	Endocyte Inc.*(a)	5,421
386	Flex Pharma Inc.*(a)	4,273
315	Heska Corp.*	17,190
7,659	Horizon Pharma PLC*	143,989
3,458	Impax Laboratories Inc.*	83,649
3,735	Innoviva Inc.(a)	41,421
1,177	Intersect ENT Inc.*	18,550
1,625	Intra-Cellular Therapies Inc., Class A Shares*	65,553
1,277	Lannett Co., Inc.*	43,239
660	Lipocine Inc.*	2,224
3,214	Medicines Co. (The)*	125,892
571	MyoKardia Inc.*	12,493
47,652	Nektar Therapeutics*	850,588
483	Neos Therapeutics Inc.*	3,149
668	Ocular Therapeutix Inc.*(a)	4,269
2,071	Omeros Corp.*(a)	22,243
24,596	Pacira Pharmaceuticals Inc.*	974,740
909	Paratek Pharmaceuticals Inc.*	12,244
850	Phibro Animal Health Corp., Class A Shares	20,630
2,525	Prestige Brands Holdings Inc.*	121,528
218	Reata Pharmaceuticals Inc., Class A Shares*(a)	4,157
1,872	Relypsa Inc.*	59,885

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 13.4% — (continued)
Pharmaceuticals — 1.1% — (continued)
933	Revance Therapeutics Inc.*(a)	$13,109
2,547	SciClone Pharmaceuticals Inc.*	25,648
952	Sucampo Pharmaceuticals Inc., Class A Shares*	10,434
2,187	Supernus Pharmaceuticals Inc.*	46,758
2,095	Teligent Inc.*(a)	15,545
1,504	Tetraphase Pharmaceuticals Inc.*	5,715
6,940	TherapeuticsMD Inc.*(a)	47,747
1,724	Theravance Biopharma Inc.*(a)	48,893
644	Titan Pharmaceuticals Inc.*	3,619
373	WaVe Life Sciences Ltd.*(a)	9,303
19,517	Zoetis Inc., Class A Shares	997,319
1,306	Zogenix Inc.*	11,388

	Total Pharmaceuticals	5,227,992

	TOTAL HEALTH CARE	63,713,066

INDUSTRIALS — 19.5%
Aerospace & Defense — 2.5%
1,514	AAR Corp.	37,260
2,752	Aerojet Rocketdyne Holdings Inc.*	49,453
19,724	Aerovironment Inc.*	487,972
365	American Science & Engineering Inc.	13,432
945	Astronics Corp.*	42,346
4,840	B/E Aerospace Inc.	244,662
4,457	BWX Technologies Inc.	172,976
1,181	Cubic Corp.	55,294
2,093	Curtiss-Wright Corp.	188,161
2,975	DigitalGlobe Inc.*	80,593
440	Ducommun Inc.*	10,446
807	Engility Holdings Inc.*	24,210
1,398	Esterline Technologies Corp.*	107,576
908	HEICO Corp.	61,708
15,431	HEICO Corp., Class A Shares	877,715
87,873	Hexcel Corp.	3,941,104
2,201	Huntington Ingalls Industries Inc.	363,539
75,221	KEYW Holding Corp. (The)*(a)	749,953
2,539	KLX Inc.*	94,806
1,970	Kratos Defense & Security Solutions Inc.*	13,751
44,565	Mercury Systems Inc.*	1,010,734
1,507	Moog Inc., Class A Shares*	88,898
222	National Presto Industries Inc.	19,372
2,747	Orbital ATK Inc.	207,206
377	Sparton Corp.*	8,637
27,608	Spirit AeroSystems Holdings Inc., Class A Shares*	1,264,999
2,429	TASER International Inc.*	65,777
6,320	Teledyne Technologies Inc.*	677,125
15,200	Textron Inc.	620,920
2,307	Triumph Group Inc.	73,501
531	Vectrus Inc.*	17,916

	Total Aerospace & Defense	11,672,042

Air Freight & Logistics — 0.1%
2,296	Air Transport Services Group Inc.*	33,246
1,116	Atlas Air Worldwide Holdings Inc.*	41,448
1,331	Echo Global Logistics Inc.*	34,340
1,375	Forward Air Corp.	63,360

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 19.5% — (continued)
Air Freight & Logistics — 0.1% — (continued)
1,557	Hub Group Inc., Class A Shares*	$63,448
407	Park-Ohio Holdings Corp.	15,010
1,739	Radiant Logistics Inc.*	5,078
4,653	XPO Logistics Inc.*(a)	166,577

	Total Air Freight & Logistics	422,507

Airlines — 0.5%
5,673	Alaska Air Group Inc.	383,098
609	Allegiant Travel Co., Class A Shares	84,188
1,475	Copa Holdings SA, Class A Shares	112,734
2,469	Hawaiian Holdings Inc.*	115,994
15,309	JetBlue Airways Corp.*	244,178
2,309	SkyWest Inc.	65,183
25,378	Spirit Airlines Inc.*	1,014,866
8,329	United Continental Holdings Inc.*	419,865
949	Virgin America Inc.*(a)	52,850

	Total Airlines	2,492,956

Building Products — 1.6%
1,856	AAON Inc.	52,525
1,580	Advanced Drainage Systems Inc.	36,545
4,534	Allegion PLC	322,911
11,396	American Woodmark Corp.*	991,452
10,284	AO Smith Corp.	992,200
1,323	Apogee Enterprises Inc.	64,033
1,050	Armstrong Flooring Inc.*	21,651
2,199	Armstrong World Industries Inc.*	95,591
3,910	Builders FirstSource Inc.*	53,723
1,094	Caesarstone Ltd.*	43,016
1,606	Continental Building Products Inc.*	35,669
636	CSW Industrials Inc.*	20,530
7,264	Fortune Brands Home & Security Inc.	461,700
1,488	Gibraltar Industries Inc.*	56,782
1,372	Griffon Corp.	23,489
882	Insteel Industries Inc.	29,371
1,881	Lennox International Inc.	302,973
1,441	Masonite International Corp.*	96,158
93,975	NCI Building Systems Inc.*	1,422,782
497	Nortek Inc.*(b)	42,742
14,377	Owens Corning	789,585
680	Patrick Industries Inc.*	43,540
2,441	PGT Inc.*	29,072
100,964	Ply Gem Holdings Inc.*	1,410,467
1,708	Quanex Building Products Corp.	33,016
1,935	Simpson Manufacturing Co., Inc.	84,908
1,387	Trex Co., Inc.*	85,911
930	Universal Forest Products Inc.	101,509
4,169	USG Corp.*	114,356

	Total Building Products	7,858,207

Commercial Services & Supplies — 2.2%
2,601	ABM Industries Inc.	99,956
4,855	ACCO Brands Corp.*	48,550
344	Aqua Metals Inc.*(a)	3,179
1,684	ARC Document Solutions Inc.*	5,692

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 19.5% — (continued)
Commercial Services & Supplies — 2.2% — (continued)
2,223	Brady Corp., Class A Shares	$74,448
2,100	Brink’s Co. (The)	76,650
1,823	Casella Waste Systems Inc., Class A Shares*	16,571
1,470	CECO Environmental Corp.	16,155
12,980	Cintas Corp.	1,525,280
15,888	Clean Harbors Inc.*	759,446
4,657	Copart Inc.*	237,600
132,138	Covanta Holding Corp.	1,967,535
2,309	Deluxe Corp.	157,405
1,125	Ennis Inc.	18,653
1,696	Essendant Inc.	32,852
912	G&K Services Inc., Class A Shares	88,765
3,287	Healthcare Services Group Inc.	132,696
607	Heritage-Crystal Clean Inc.*	8,383
2,812	Herman Miller Inc.	101,429
2,134	HNI Corp.	119,163
157,684	InnerWorkings Inc.*	1,398,657
2,987	Interface Inc., Class A Shares	52,810
22,448	KAR Auction Services Inc.	949,101
1,941	Kimball International Inc., Class B Shares	24,166
2,210	Knoll Inc.	58,477
1,527	Matthews International Corp., Class A Shares	93,926
1,052	McGrath RentCorp	33,633
2,036	Mobile Mini Inc.	60,876
1,457	MSA Safety Inc.	84,870
645	Multi-Color Corp.	43,105
8,978	Pitney Bowes Inc.	168,427
1,401	Quad/Graphics Inc.	37,953
4,526	Rollins Inc.	128,991
9,904	RR Donnelley & Sons Co.	169,358
805	SP Plus Corp.*	20,125
3,957	Steelcase Inc., Class A Shares	59,118
1,324	Team Inc.*	42,064
2,714	Tetra Tech Inc.	95,804
845	TRC Cos., Inc.*	6,439
706	UniFirst Corp.	90,643
1,005	US Ecology Inc.	45,084
941	Viad Corp.	33,650
484	VSE Corp.	15,928
14,317	Waste Connections Inc.	1,094,248
2,107	West Corp.	49,367

	Total Commercial Services & Supplies	10,347,228

Construction & Engineering — 1.9%
7,284	AECOM*	224,566
1,595	Aegion Corp., Class A Shares*	29,539
881	Ameresco Inc., Class A Shares*	4,211
669	Argan Inc.	31,985
4,987	Chicago Bridge & Iron Co. NV	148,513
1,699	Comfort Systems USA Inc.	48,235
1,438	Dycom Industries Inc.*	116,651
22,789	EMCOR Group Inc.	1,304,898
23,355	Granite Construction Inc.	1,121,040
130,868	Great Lakes Dredge & Dock Corp.*	505,151
1,060	HC2 Holdings Inc.*(a)	5,077

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 19.5% — (continued)
Construction & Engineering — 1.9% — (continued)
299	IES Holdings Inc.*	$4,954
58,970	Jacobs Engineering Group Inc.*	3,107,129
51,484	KBR Inc.	755,785
105,413	Layne Christensen Co.*(a)	947,663
3,121	MasTec Inc.*	91,914
750	MYR Group Inc.*	21,750
340	NV5 Global Inc.*	10,394
1,240	Orion Group Holdings Inc.*	7,390
1,832	Primoris Services Corp.	35,211
6,938	Quanta Services Inc.*	178,515
1,878	Tutor Perini Corp.*	43,551
4,254	Valmont Industries Inc.	555,019

	Total Construction & Engineering	9,299,141

Electrical Equipment — 0.5%
328	Allied Motion Technologies Inc.	7,390
340	American Superconductor Corp.*	2,407
6,719	AZZ Inc.	446,343
2,237	Babcock & Wilcox Enterprises Inc.*	36,575
935	Encore Wire Corp.	36,203
748	Energous Corp.*	13,464
2,061	EnerSys	145,053
979	FuelCell Energy Inc.*	5,051
3,087	Generac Holdings Inc.*	115,145
2,218	General Cable Corp.	35,776
2,598	Hubbell Inc., Class B Shares	281,389
1,036	LSI Industries Inc.	10,495
9,596	Plug Power Inc.*(a)	14,874
30,857	Powell Industries Inc.	1,226,566
81	Power Solutions International Inc.*	943
144	Preformed Line Products Co.	6,316
2,127	Regal Beloit Corp.	130,449
3,053	SolarCity Corp.*	63,075
2,938	Sunrun Inc.*	17,863
1,619	Thermon Group Holdings Inc.*	30,486
637	Vicor Corp.*	6,950

	Total Electrical Equipment	2,632,813

Industrial Conglomerates — 0.8%
17,485	Carlisle Cos., Inc.	1,833,477
1,665	Raven Industries Inc.	40,859
9,917	Roper Technologies Inc.	1,760,764

	Total Industrial Conglomerates	3,635,100

Machinery — 4.8%
2,727	Actuant Corp., Class A Shares	64,984
3,299	AGCO Corp.	160,133
440	Alamo Group Inc.	28,521
1,333	Albany International Corp., Class A Shares	56,426
6,675	Allison Transmission Holdings Inc.	185,165
1,159	Altra Industrial Motion Corp.	32,684
357	American Railcar Industries Inc.(a)	14,801
885	Astec Industries Inc.	52,029
2,365	Barnes Group Inc.	97,769
330	Blue Bird Corp.*(a)	4,782

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 19.5% — (continued)
Machinery — 4.8% — (continued)
2,079	Briggs & Stratton Corp.	$39,522
1,424	Chart Industries Inc.*	42,891
759	CIRCOR International Inc.	44,827
2,248	CLARCOR Inc.	147,177
4,715	Colfax Corp.*	139,941
996	Columbus McKinnon Corp.	17,490
2,330	Crane Co.	149,866
6,010	Donaldson Co., Inc.	225,675
1,095	Douglas Dynamics Inc.	35,128
782	Dynamic Materials Corp.	8,602
1,692	Energy Recovery Inc.*(a)	20,439
1,006	EnPro Industries Inc.	54,223
1,186	ESCO Technologies Inc.	53,512
462	ExOne Co. (The)*	6,223
2,951	Federal Signal Corp.	38,688
6,165	Flowserve Corp.	298,201
2,167	Franklin Electric Co., Inc.	82,888
494	FreightCar America Inc.	7,114
303	Gencor Industries Inc.*	3,469
985	Global Brass & Copper Holdings Inc.	27,649
796	Gorman-Rupp Co. (The)	21,619
2,638	Graco Inc.	194,341
362	Graham Corp.	6,918
1,305	Greenbrier Cos., Inc. (The)(a)	44,226
678	Hardinge Inc.	7,166
119,643	Harsco Corp.	1,190,448
2,775	Hillenbrand Inc.	89,216
240	Hurco Cos., Inc.	6,482
476	Hyster-Yale Materials Handling Inc.	24,623
26,667	IDEX Corp.	2,491,764
14,927	ITT Inc.	540,059
24,743	John Bean Technologies Corp.	1,699,349
4,660	Joy Global Inc.	127,125
485	Kadant Inc.	26,015
3,728	Kennametal Inc.	104,235
2,903	Lincoln Electric Holdings Inc.	184,515
525	Lindsay Corp.(a)	37,779
760	Lydall Inc.*	36,510
333,795	Manitowoc Co., Inc. (The)	1,635,595
22,410	Manitowoc Foodservice Inc.*	361,473
40,426	Meritor Inc.*	450,750
2,690	Middleby Corp. (The)*	344,724
750	Milacron Holdings Corp.*	12,953
563	Miller Industries Inc.	12,448
2,711	Mueller Industries Inc.	93,692
106,895	Mueller Water Products Inc., Class A Shares	1,292,361
2,333	Navistar International Corp.*(a)	32,755
1,160	NN Inc.	20,590
2,709	Nordson Corp.	267,460
170	Omega Flex Inc.	6,509
3,451	Oshkosh Corp.	186,112
1,151	Proto Labs Inc.*	62,983
1,074	RBC Bearings Inc.*	84,943
3,913	Rexnord Corp.*	86,516
17,362	Snap-on Inc.	2,661,421

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 19.5% — (continued)
Machinery — 4.8% — (continued)
2,018	SPX Corp.*	$38,221
52,464	SPX FLOW Inc.*	1,542,966
585	Standex International Corp.	49,251
1,050	Sun Hydraulics Corp.	32,361
574	Supreme Industries Inc., Class A Shares	9,896
810	Tennant Co.	52,431
5,016	Terex Corp.	121,788
3,326	Timken Co. (The)	112,652
2,231	Titan International Inc.	20,503
2,531	Toro Co. (The)	245,887
2,082	TriMas Corp.*	39,933
7,118	Trinity Industries Inc.	173,822
13,800	Twin Disc Inc.	179,262
3,166	Wabash National Corp.*	44,166
2,499	WABCO Holdings Inc.*	266,793
31,406	Wabtec Corp.	2,406,014
1,309	Watts Water Technologies Inc., Class A Shares	84,300
8,077	Woodward Inc.	506,589
8,482	Xylem Inc.	431,395

	Total Machinery	22,944,724

Marine — 0.3%
1,126	Costamare Inc.(a)	9,909
42,700	Danaos Corp.*	137,921
3,005	Kirby Corp.*	156,561
29,677	Matson Inc.	1,145,235
2,909	Scorpio Bulkers Inc.*	10,036

	Total Marine	1,459,662

Professional Services — 1.4%
721	Acacia Research Corp.	4,312
1,943	Advisory Board Co. (The)*	81,897
359	Barrett Business Services Inc.	16,751
2,680	CBIZ Inc.*	30,311
14,724	CEB Inc.	886,385
365	CRA International Inc.*	9,899
1,737	Dun & Bradstreet Corp. (The)	239,098
13,305	Equifax Inc.	1,754,930
1,196	Exponent Inc.	60,314
449	Franklin Covey Co.*	7,292
1,961	FTI Consulting Inc.*	86,853
559	GP Strategies Corp.*	13,360
934	Heidrick & Struggles International Inc.	17,456
1,829	Hill International Inc.*	8,011
18,423	Huron Consulting Group Inc.*	1,158,070
886	ICF International Inc.*	37,079
636	IDI Inc.*	3,091
753	Insperity Inc.	49,359
1,361	Kelly Services Inc., Class A Shares	26,022
1,132	Kforce Inc.	21,904
2,668	Korn/Ferry International	63,605
3,390	ManPowerGroup Inc.	242,249
46,279	Mistras Group Inc.*	1,086,168
2,245	Navigant Consulting Inc.*	44,092
2,385	On Assignment Inc.*	89,938

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 19.5% — (continued)
Professional Services — 1.4% — (continued)
1,645	Resources Connection Inc.	$24,823
6,055	Robert Half International Inc.	232,088
2,221	RPX Corp.*	23,254
2,613	TransUnion*	86,203
1,911	TriNet Group Inc.*	40,131
1,935	TrueBlue Inc.*	42,280
1,715	WageWorks Inc.*	105,970

	Total Professional Services	6,593,195

Road & Rail — 1.2%
295	AMERCO	101,394
1,277	ArcBest Corp.	23,382
25,587	Avis Budget Group Inc.*	924,458
1,469	Celadon Group Inc.	11,473
438	Covenant Transportation Group Inc., Class A Shares*	8,445
2,705	Genesee & Wyoming Inc., Class A Shares*	183,913
2,248	Heartland Express Inc.	42,779
3,448	Hertz Global Holdings Inc.*	169,849
12,360	JB Hunt Transport Services Inc.	981,260
3,195	Knight Transportation Inc.	89,780
1,999	Landstar System Inc.	138,391
18,881	Marten Transport Ltd.	407,263
3,194	Old Dominion Freight Line Inc.*	227,189
43	PAM Transportation Services Inc.*	851
1,683	Roadrunner Transportation Systems Inc.*	14,036
31,682	Ryder System Inc.	2,075,805
1,249	Saia Inc.*	38,007
3,531	Swift Transportation Co., Class A Shares*	65,712
346	Universal Logistics Holdings Inc.	4,678
357	USA Truck Inc.*	3,963
2,136	Werner Enterprises Inc.	49,299
1,466	YRC Worldwide Inc.*	16,991

	Total Road & Rail	5,578,918

Trading Companies & Distributors — 1.6%
4,604	Air Lease Corp., Class A Shares	135,265
2,205	Aircastle Ltd.	47,738
1,694	Applied Industrial Technologies Inc.	80,499
20,795	Beacon Roofing Supply Inc.*	956,154
2,599	BMC Stock Holdings Inc.*	51,824
705	CAI International Inc.*	5,619
662	DXP Enterprises Inc.*	18,596
1,898	GATX Corp.(a)	83,227
330	GMS Inc.*	8,075
1,548	H&E Equipment Services Inc.	24,660
43,787	HD Supply Holdings Inc.*	1,581,149
1,200	Herc Holdings Inc.*	40,572
1,254	Kaman Corp.	56,292
403	Lawson Products Inc.*	6,847
4,454	MRC Global Inc.*	65,340
2,254	MSC Industrial Direct Co., Inc., Class A Shares	164,632
564	Neff Corp., Class A Shares*	5,296
5,080	NOW Inc.*	104,851
41,799	Rush Enterprises Inc., Class A Shares*	993,980
276	Rush Enterprises Inc., Class B Shares*	6,596

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 19.5% — (continued)
Trading Companies & Distributors — 1.6% — (continued)
11,170	SiteOne Landscape Supply Inc.*	$427,141
901	Textainer Group Holdings Ltd.	8,010
690	Titan Machinery Inc.*(a)	7,390
1,991	Triton International Ltd	30,303
4,197	United Rentals Inc.*	345,455
16,246	Univar Inc.*	336,130
407	Veritiv Corp.*	20,879
11,483	Watsco Inc.	1,697,876
2,016	WESCO International Inc.*	125,315
283	Willis Lease Finance Corp.*	7,242

	Total Trading Companies & Distributors	7,442,953

Transportation Infrastructure — 0.1%
3,568	Macquarie Infrastructure Corp.	285,226
2,583	Wesco Aircraft Holdings Inc.*	35,490

	Total Transportation Infrastructure	320,716

	TOTAL INDUSTRIALS	92,700,162

INFORMATION TECHNOLOGY — 18.8%
Communications Equipment — 1.6%
2,243	ADTRAN Inc.	41,226
1,111	Aerohive Networks Inc.*	7,366
846	Applied Optoelectronics Inc.*(a)	14,255
1,859	Arista Networks Inc.*	148,125
87,736	ARRIS International PLC*	2,462,750
429	Bel Fuse Inc., Class B Shares	9,854
570	Black Box Corp.	7,952
55,980	Brocade Communications Systems Inc.	502,701
1,603	CalAmp Corp.*	23,372
2,086	Calix Inc.*	15,520
66,887	Ciena Corp.*	1,434,726
411	Clearfield Inc.*	7,447
6,103	CommScope Holding Co., Inc.*	180,466
1,124	Comtech Telecommunications Corp.	14,488
1,211	Digi International Inc.*	13,890
2,154	EchoStar Corp., Class A Shares*	83,489
754	EMCORE Corp.	3,740
5,526	Extreme Networks Inc.*	21,717
5,077	Finisar Corp.*	107,531
3,947	Harmonic Inc.*	17,130
68,871	Infinera Corp.*	590,913
1,644	InterDigital Inc.	117,398
2,908	Ixia*	33,529
659	KVH Industries Inc.*	5,668
2,382	Lumentum Holdings Inc.*	83,656
1,520	NETGEAR Inc.*	86,640
4,254	NetScout Systems Inc.*	125,833
4,632	Oclaro Inc.*	36,500
1,560	Plantronics Inc.	79,014
6,395	Polycom Inc.*	79,554
3,042	ShoreTel Inc.*	24,397
301	Silicom Ltd.	12,314
46,957	Sonus Networks Inc.*	404,769
1,201	Ubiquiti Networks Inc.*(a)	61,731
2,106	ViaSat Inc.*	158,034

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.8% — (continued)
Communications Equipment — 1.6% — (continued)
53,656	Viavi Solutions Inc.*	$417,444

	Total Communications Equipment	7,435,139

Electronic Equipment, Instruments & Components — 2.5%
597	Agilysys Inc.*	6,597
9,078	Amphenol Corp., Class A Shares	565,650
1,370	Anixter International Inc.*	87,598
4,317	Arrow Electronics Inc.*	284,188
6,052	Avnet Inc.	252,247
2,325	AVX Corp.	31,946
641	Badger Meter Inc.	42,300
1,991	Belden Inc.	148,509
2,320	Benchmark Electronics Inc.*	55,958
7,662	CDW Corp.	342,108
3,870	Cognex Corp.	192,571
1,145	Coherent Inc.*	120,431
1,111	Control4 Corp.*	12,277
1,410	CTS Corp.	27,185
1,833	Daktronics Inc.	17,469
2,401	Dolby Laboratories Inc., Class A Shares	117,505
857	DTS Inc.	28,675
1,120	Electro Scientific Industries Inc.*	6,238
285	ePlus Inc.*	25,795
1,615	Fabrinet*	62,694
734	FARO Technologies Inc.*	23,928
1,944	FEI Co.	206,978
5,968	Fitbit Inc., Class A Shares*	92,385
6,562	FLIR Systems Inc.	202,306
22,976	II-VI Inc.*	486,861
6,878	Ingram Micro Inc., Class A Shares	240,455
1,711	Insight Enterprises Inc.*	52,357
4,076	InvenSense Inc., Class A Shares*(a)	30,325
1,680	IPG Photonics Corp.*	146,126
16,879	Itron Inc.*	803,947
8,928	Jabil Circuit Inc.	189,184
85,304	Keysight Technologies Inc.*	2,595,801
1,224	Kimball Electronics Inc.*	14,835
4,107	Knowles Corp.*(a)	57,087
1,047	Littelfuse Inc.	132,760
46,721	Maxwell Technologies Inc.*(a)	236,876
139	Mesa Laboratories Inc.	15,618
1,687	Methode Electronics Inc.	61,829
740	MTS Systems Corp.	36,815
4,932	National Instruments Corp.	137,800
1,381	Novanta Inc.*	23,325
34,450	Orbotech Ltd.*	984,581
7,814	OSI Systems Inc.*	524,007
999	Park Electrochemical Corp.	16,523
478	PC Connection Inc.	12,461
1,572	Plexus Corp.*	72,548
1,285	Radisys Corp.*	6,309
1,240	Rofin-Sinar Technologies Inc.*	39,692
826	Rogers Corp.*	46,182
3,451	Sanmina Corp.*	90,692
1,179	ScanSource Inc.*	40,334

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.8% — (continued)
Electronic Equipment, Instruments & Components — 2.5% — (continued)
1,387	SYNNEX Corp.	$147,258
642	Systemax Inc.	5,200
1,657	Tech Data Corp.*	123,016
11,954	Trimble Navigation Ltd.*	327,540
3,388	TTM Technologies Inc.*	36,353
10,830	Universal Display Corp.*	623,700
20,878	VeriFone Systems Inc.*	414,637
6,357	Vishay Intertechnology Inc.	90,015
461	Vishay Precision Group Inc.*	7,039
2,478	Zebra Technologies Corp., Class A Shares*	173,361

	Total Electronic Equipment, Instruments & Components	11,996,987

Internet Software & Services — 1.1%
1,709	2U Inc.*	60,396
1,710	Actua Corp.*	17,408
438	Alarm.com Holdings Inc.*(a)	12,014
934	Amber Road Inc.*	9,798
1,921	Angie’s List Inc.*	19,517
764	Apigee Corp.*(a)	11,697
285	Appfolio Inc., Class A Shares*	5,250
258	Autobytel Inc.*	4,231
37,394	Bankrate Inc.*	293,169
3,781	Bazaarvoice Inc.*	15,124
580	Benefitfocus Inc.*(a)	23,426
1,807	Blucora Inc.*	18,702
2,221	Box Inc., Class A Shares*	30,517
1,464	Brightcove Inc.*	18,871
762	Carbonite Inc.*	10,638
755	Care.com Inc.*	7,905
1,202	ChannelAdvisor Corp.*	14,965
1,184	Cimpress NV*	117,536
652	CommerceHub Inc., Series A*	9,643
1,305	CommerceHub Inc., Series C*	19,223
2,238	comScore Inc.*	69,042
2,387	Cornerstone OnDemand Inc.*	104,837
8,422	CoStar Group Inc.*	1,745,459
1,480	Cvent Inc.*	48,366
2,559	DHI Group Inc.*	19,807
4,768	EarthLink Holdings Corp.	30,372
2,694	Endurance International Group Holdings Inc.*(a)	21,417
1,936	Envestnet Inc.*	76,491
1,517	Everyday Health Inc.*	11,620
1,569	Five9 Inc.*	23,519
479	Global Sources Ltd.*	3,990
2,186	GoDaddy Inc., Class A Shares*	70,783
2,684	Gogo Inc.*(a)	32,825
3,822	GrubHub Inc.*(a)	155,059
1,321	GTT Communications Inc.*	28,045
2,035	Hortonworks Inc.*(a)	16,219
3,337	IAC/InterActiveCorp.	195,915
2,648	inContact Inc.*	36,781
524	Instructure Inc.*	12,539
2,008	IntraLinks Holdings Inc.*	19,156
2,223	j2 Global Inc.	151,542
2,946	Limelight Networks Inc.*	5,244

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.8% — (continued)
Internet Software & Services — 1.1% — (continued)
1,072	Liquidity Services Inc.*	$10,720
2,599	LivePerson Inc.*	20,246
1,194	LogMeIn Inc.	99,699
1,380	Marchex Inc., Class B Shares*	3,809
1,403	Match Group Inc.*	22,715
2,129	MeetMe Inc.*	12,263
791	MINDBODY Inc., Class A Shares*	13,724
4,379	Monster Worldwide Inc.*	16,027
1,015	New Relic Inc.*	37,251
2,975	NIC Inc.	68,366
383	Numerex Corp., Class A Shares*	2,869
10,490	Pandora Media Inc.*(a)	146,860
1,174	Q2 Holdings Inc.*	33,248
1,618	QuinStreet Inc.*	4,951
2,915	Quotient Technology Inc.*(a)	37,778
5,114	Rackspace Hosting Inc.*	160,835
1,166	RealNetworks Inc.*	5,585
303	Reis Inc.	5,909
1,869	RetailMeNot Inc.*	21,138
344	Rightside Group Ltd.*	3,244
880	Shutterstock Inc.*(a)	51,022
773	SPS Commerce Inc.*	50,461
757	Stamps.com Inc.*(a)	73,217
831	TechTarget Inc.*	6,698
2,624	TrueCar Inc.*(a)	25,322
1,940	Web.com Group Inc.*	33,872
1,752	WebMD Health Corp., Class A Shares*	90,351
1,073	Xactly Corp.*	14,947
1,221	XO Group Inc.*	22,759
3,248	Yelp Inc., Class A Shares*	124,983
2,424	Zillow Group Inc., Class A Shares*(a)	82,004
4,873	Zillow Group Inc., Class C Shares*(a)	164,951

	Total Internet Software & Services	5,066,882

IT Services — 4.1%
40,172	Acxiom Corp.*	1,044,070
652	ALJ Regional Holdings Inc.*	2,980
2,942	Alliance Data Systems Corp.*	601,874
1,143	Black Knight Financial Services Inc., Class A Shares*	44,600
2,581	Blackhawk Network Holdings Inc., Class A Shares*	88,399
5,432	Booz Allen Hamilton Holding Corp., Class A Shares	164,916
5,599	Broadridge Financial Solutions Inc.	388,011
1,154	CACI International Inc., Class A Shares*	114,661
2,141	Cardtronics PLC, Class A Shares*	96,152
505	Cass Information Systems Inc.	28,911
4,242	Convergys Corp.	126,539
33,337	CoreLogic Inc.*	1,367,484
1,498	CSG Systems International Inc.	65,493
7,802	CSRA Inc.	198,093
792	Datalink Corp.*	7,714
6,257	DST Systems Inc.	760,288
2,288	EPAM Systems Inc.*	156,064
59,050	Euronet Worldwide Inc.*	4,582,871
2,936	EVERTEC Inc.	50,088
1,534	ExlService Holdings Inc.*	78,510

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.8% — (continued)
IT Services — 4.1% — (continued)
490	Forrester Research Inc.	$20,080
10,214	Gartner Inc.*	929,474
27,337	Genpact Ltd.*	646,793
19,153	Global Payments Inc.	1,454,670
1,037	Hackett Group Inc. (The)	16,955
1,769	Information Services Group Inc.*	6,722
18,500	InterXion Holding NV*	690,050
10,822	Jack Henry & Associates Inc.	944,436
6,344	Leidos Holdings Inc.	256,995
2,467	Lionbridge Technologies Inc.*	12,014
1,144	ManTech International Corp., Class A Shares	45,806
3,057	MAXIMUS Inc.	179,813
40,340	MoneyGram International Inc.*	293,272
231	NCI Inc., Class A Shares	2,786
33,700	NeuStar Inc., Class A Shares*(a)	856,317
1,683	Perficient Inc.*	33,610
940	PFSweb Inc.*	9,071
2,390	Planet Payment Inc.*	8,580
29,589	Sabre Corp.	832,930
2,015	Science Applications International Corp.	128,577
3,090	ServiceSource International Inc.*	15,635
2,361	Square Inc., Class A Shares*	28,781
1,928	Sykes Enterprises Inc.*	56,355
1,580	Syntel Inc.*	72,949
854	TeleTech Holdings Inc.	24,211
6,184	Teradata Corp.*	196,218
5,424	Travelport Worldwide Ltd.	74,472
2,436	Unisys Corp.*	24,604
16,854	Vantiv Inc., Class A Shares*	905,734
1,387	Virtusa Corp.*	36,381
1,841	WEX Inc.*	182,830
17,140	WNS Holdings Ltd., ADR*	502,716

	Total IT Services	19,457,555

Semiconductors & Semiconductor Equipment — 3.2%
251	Acacia Communications Inc.*(a)	28,024
1,849	Advanced Energy Industries Inc.*	81,264
30,947	Advanced Micro Devices Inc.*	229,008
891	Alpha & Omega Semiconductor Ltd.*	18,773
1,506	Ambarella Inc.*	108,492
4,668	Amkor Technology Inc.*	42,479
3,850	Applied Micro Circuits Corp.*	26,873
1,358	Axcelis Technologies Inc.*	15,929
3,341	Brooks Automation Inc.	42,130
1,086	Cabot Microelectronics Corp.	53,996
3,054	Cavium Inc.*	170,047
13,690	CEVA Inc.*	430,961
2,955	Cirrus Logic Inc.*	149,966
1,375	Cohu Inc.	14,946
4,704	Cree Inc.*	112,943
54,775	Cypress Semiconductor Corp.	653,466
1,720	Diodes Inc.*	35,415
791	DSP Group Inc.*	9,128
6,661	Entegris Inc.*	113,504
1,871	Exar Corp.*	17,026

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.8% — (continued)
Semiconductors & Semiconductor Equipment — 3.2% — (continued)
5,531	Fairchild Semiconductor International Inc., Class A Shares*	$110,067
3,598	First Solar Inc.*	136,076
49,691	FormFactor Inc.*	514,302
3,371	GigPeak Inc.*	6,338
10,657	Inphi Corp.*	458,997
6,343	Integrated Device Technology Inc.*	127,431
6,262	Intersil Corp., Class A Shares	123,612
1,239	IXYS Corp.	14,397
3,077	Kopin Corp.*	6,646
10,328	Lam Research Corp.	963,809
5,913	Lattice Semiconductor Corp.*	36,365
15,964	MACOM Technology Solutions Holdings Inc.*	657,717
19,109	Marvell Technology Group Ltd.	236,952
2,717	MaxLinear Inc., Class A Shares*	52,085
14,400	Mellanox Technologies Ltd.*	631,296
42,295	Microsemi Corp.*	1,690,108
2,513	MKS Instruments Inc.	122,484
18,596	Monolithic Power Systems Inc.	1,426,685
1,210	Nanometrics Inc.*	24,611
1,517	NeoPhotonics Corp.*	22,649
260	NVE Corp.	15,093
6,260	NXP Semiconductors NV*	551,005
19,677	ON Semiconductor Corp.*	212,512
1,232	PDF Solutions Inc.*	20,636
3,215	Photronics Inc.*	30,735
1,267	Power Integrations Inc.	73,993
18,787	Qorvo Inc.*	1,078,937
81,881	Rambus Inc.*	1,131,595
15,746	Rudolph Technologies Inc.*	276,185
3,140	Semtech Corp.*	83,524
1,790	Sigma Designs Inc.*	13,443
1,940	Silicon Laboratories Inc.*	111,162
2,834	SunPower Corp., Class A Shares*	28,227
1,743	Synaptics Inc.*	99,299
9,653	Teradyne Inc.	203,292
2,267	Tessera Technologies Inc.	76,035
1,249	Ultra Clean Holdings Inc.*	9,080
44,876	Ultratech Inc.*	1,122,349
28,119	Veeco Instruments Inc.*	553,101
2,704	Xcerra Corp.*	15,845

	Total Semiconductors & Semiconductor Equipment	15,423,045

Software — 5.8%
4,055	8x8 Inc.*	53,810
2,148	A10 Networks Inc.*	21,158
5,458	ACI Worldwide Inc.*	104,248
32,002	Activision Blizzard Inc.	1,323,923
1,467	American Software Inc., Class A Shares	15,271
4,176	ANSYS Inc.*	397,096
3,924	Aspen Technology Inc.*	178,385
1,182	Atlassian Corp. PLC, Class A Shares*	34,845
2,095	AVG Technologies NV*	52,082
963	Barracuda Networks Inc.*	22,342
2,228	Blackbaud Inc.	150,100
1,864	Bottomline Technologies de Inc.*	43,040

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.8% — (continued)
Software — 5.8% — (continued)
30,058	BroadSoft Inc.*	$1,373,951
88,468	Cadence Design Systems Inc.*	2,250,626
2,575	Callidus Software Inc.*	49,749
25,313	CDK Global Inc.	1,467,648
17,538	CommVault Systems Inc.*	903,909
64,986	Covisint Corp.*	144,269
459	Digimarc Corp.*(a)	16,579
1,167	Ebix Inc.(a)	66,519
22,623	Electronic Arts Inc.*	1,837,666
1,549	Ellie Mae Inc.*	151,601
1,037	EnerNOC Inc.*	5,921
1,032	Epiq Systems Inc.	16,945
738	Exa Corp.*	11,719
5,249	Fair Isaac Corp.	671,557
7,211	FireEye Inc.*	103,550
1,853	Fleetmatics Group PLC*	110,939
71,237	Fortinet Inc.*	2,574,505
1,516	Gigamon Inc.*	67,007
1,175	Globant SA*	45,884
5,035	Glu Mobile Inc.*(a)	11,832
750	Guidance Software Inc.*(a)	4,463
3,449	Guidewire Software Inc.*	212,217
1,362	HubSpot Inc.*	75,918
1,331	Imperva Inc.*	59,908
2,609	Infoblox Inc.*	55,989
838	Interactive Intelligence Group Inc.*	50,154
2,767	Jive Software Inc.*	11,677
3,414	Manhattan Associates Inc.*	206,615
5,064	Mentor Graphics Corp.	121,587
445	MicroStrategy Inc., Class A Shares*	74,222
1,176	Mitek Systems Inc.*(a)	9,138
1,515	MobileIron Inc.*	4,560
9,385	Mobileye NV*	458,833
975	Model N Inc.*	10,452
1,837	Monotype Imaging Holdings Inc.	38,761
1,892	NetSuite Inc.*	206,039
65,166	Nuance Communications Inc.*	950,120
844	Park City Group Inc.*(a)	8,178
2,071	Paycom Software Inc.*	106,325
1,057	Paylocity Holding Corp.*	47,597
1,744	Pegasystems Inc.	44,908
2,343	Progress Software Corp.*	67,970
7,457	Proofpoint Inc.*	573,816
1,163	PROS Holdings Inc.*	22,888
5,414	PTC Inc.*	231,015
367	QAD Inc., Class A Shares	8,503
1,263	Qualys Inc.*	43,447
6,882	Rapid7 Inc.*(a)	123,670
2,543	RealPage Inc.*	65,457
13,287	Red Hat Inc.*	969,685
2,753	RingCentral Inc., Class A Shares*	60,428
699	Rosetta Stone Inc.*	6,179
53,000	Rovi Corp.*	1,084,910
1,908	Rubicon Project Inc. (The)*	16,218
1,140	Sapiens International Corp. NV	15,333

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.8% — (continued)
Software — 5.8% — (continued)
56,800	Seachange International Inc.*	$165,856
208	SecureWorks Corp., Class A Shares*	2,954
40,504	Silver Spring Networks Inc.*	552,880
6,227	Splunk Inc.*	362,660
7,988	SS&C Technologies Holdings Inc.	263,205
1,942	Synchronoss Technologies Inc.*	81,078
7,156	Synopsys Inc.*	424,279
2,622	Tableau Software Inc., Class A Shares*	152,155
3,950	Take-Two Interactive Software Inc.*	171,706
1,521	Tangoe Inc.*	14,130
1,707	Telenav Inc.*	9,952
4,637	TiVo Inc.*	49,199
1,184	TubeMogul Inc.*(a)	10,751
1,575	Tyler Technologies Inc.*	258,221
9,292	Ultimate Software Group Inc. (The)*	1,941,470
501	Varonis Systems Inc.*	14,805
1,514	VASCO Data Security International Inc.*	27,600
33,538	Verint Systems Inc.*	1,144,317
1,760	VirnetX Holding Corp.*(a)	4,664
1,080	Workiva Inc., Class A Shares*(a)	19,289
43,770	Zendesk Inc.*	1,336,736
2,104	Zix Corp.*	8,016
34,455	Zynga Inc., Class A Shares*	94,062

	Total Software	27,435,841

Technology Hardware, Storage & Peripherals — 0.5%
5,020	3D Systems Corp.*(a)	72,790
1,660	Avid Technology Inc.*	14,923
778	CPI Card Group Inc.(a)	4,295
1,965	Cray Inc.*	44,998
3,246	Diebold Inc.	91,083
913	Eastman Kodak Co.*	14,142
31,932	Electronics for Imaging Inc.*	1,503,359
1,538	Immersion Corp.*	11,150
2,913	Lexmark International Inc., Class A Shares	104,315
5,882	NCR Corp.*	199,106
2,977	Nimble Storage Inc.*(a)	24,471
3,014	Pure Storage Inc., Class A Shares*(a)	35,294
138,800	Quantum Corp.*	88,999
1,854	Silicon Graphics International Corp.*	14,294
2,275	Stratasys Ltd.*	48,548
1,900	Super Micro Computer Inc.*	41,097
1,374	USA Technologies Inc.*	6,843

	Total Technology Hardware, Storage & Peripherals	2,319,707

	TOTAL INFORMATION TECHNOLOGY	89,135,156

MATERIALS — 5.9%
Chemicals — 2.3%
1,308	A Schulman Inc.	33,354
1,201	AgroFresh Solutions Inc.*(a)	7,290
24,334	Albemarle Corp.	1,945,990
1,267	American Vanguard Corp.	21,349
2,942	Ashland Inc.	344,449
7,801	Axalta Coating Systems Ltd.*	223,265
1,500	Balchem Corp.	105,045

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
MATERIALS — 5.9% — (continued)
Chemicals — 2.3% — (continued)
2,899	Cabot Corp.	$144,544
2,478	Calgon Carbon Corp.	35,931
324	Chase Corp.	20,856
8,661	Chemours Co. (The)	114,239
77,052	Chemtura Corp.*	2,310,789
1,153	Codexis Inc.*	4,808
3,826	Ferro Corp.*	51,039
2,655	Flotek Industries Inc.*(a)	41,153
1,322	FutureFuel Corp.	15,454
3,331	GCP Applied Technologies Inc.*	97,465
436	Hawkins Inc.	19,044
2,346	HB Fuller Co.	111,388
9,460	Huntsman Corp.	163,563
2,024	Ingevity Corp.*	89,825
5,474	Innophos Holdings Inc.	231,112
1,097	Innospec Inc.	65,030
340	KMG Chemicals Inc.	9,540
920	Koppers Holdings Inc.*	30,029
1,444	Kraton Performance Polymers Inc.*	52,071
1,013	Kronos Worldwide Inc.(a)	9,006
973	LSB Industries Inc.*(a)	11,676
1,647	Minerals Technologies Inc.	116,229
349	NewMarket Corp.	151,449
7,836	Olin Corp.	169,571
2,035	OMNOVA Solutions Inc.*	20,350
7,755	Platform Specialty Products Corp.*(a)	70,183
38,264	PolyOne Corp.	1,318,960
596	Quaker Chemical Corp.	59,600
2,150	Rayonier Advanced Materials Inc.	26,445
6,174	RPM International Inc.	336,668
2,144	Scotts Miracle-Gro Co. (The), Class A Shares	177,523
2,103	Sensient Technologies Corp.	154,003
4,300	Sherwin-Williams Co. (The)	1,219,953
953	Stepan Co.	66,958
3,199	TerraVia Holdings Inc.*	8,477
1,070	Trecora Resources*	11,684
1,189	Tredegar Corp.	22,401
1,338	Trinseo SA	77,417
3,109	Tronox Ltd., Class A Shares	28,385
1,313	Valhi Inc.*	3,348
3,720	Valspar Corp. (The)	392,125
1,838	Westlake Chemical Corp.	95,245
3,345	WR Grace & Co.	261,345

	Total Chemicals	11,097,623

Construction Materials — 0.6%
14,588	Eagle Materials Inc.	1,172,438
39,542	Headwaters Inc.*	716,897
3,976	Martin Marietta Materials Inc.	727,727
3,692	Summit Materials Inc., Class A Shares*	72,880
126	United States Lime & Minerals Inc.	8,080
714	US Concrete Inc.*	37,856

	Total Construction Materials	2,735,878

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
MATERIALS — 5.9% — (continued)
Containers & Packaging — 1.5%
189	AEP Industries Inc.	$20,903
2,927	AptarGroup Inc.	228,248
16,816	Avery Dennison Corp.	1,302,231
4,465	Bemis Co., Inc.	234,859
52,165	Berry Plastics Group Inc.*	2,367,769
26,511	Crown Holdings Inc.*	1,437,692
15,271	Graphic Packaging Holding Co.	218,986
1,173	Greif Inc., Class A Shares	50,005
292	Greif Inc., Class B Shares	16,352
1,136	Multi Packaging Solutions International Ltd.*	15,927
854	Myers Industries Inc.	12,255
7,717	Owens-Illinois Inc.*	138,366
4,440	Packaging Corp. of America	349,117
9,327	Sealed Air Corp.	439,582
1,953	Silgan Holdings Inc.	93,978
4,710	Sonoco Products Co.	242,753
377	UFP Technologies Inc.*	9,365

	Total Containers & Packaging	7,178,388

Metals & Mining — 1.4%
11,645	AK Steel Holding Corp.*(a)	51,937
5,159	Allegheny Technologies Inc.(a)	88,013
230	Ampco-Pittsburgh Corp.	2,484
2,198	Carpenter Technology Corp.	79,743
2,595	Century Aluminum Co.*	16,297
76,863	Cliffs Natural Resources Inc.*	438,119
7,707	Coeur Mining Inc.*	98,187
5,426	Commercial Metals Co.	84,212
1,605	Compass Minerals International Inc.	119,621
3,346	Ferroglobe PLC	27,604
2,477	Gold Resource Corp.	12,930
50	Handy & Harman Ltd.*	1,117
576	Haynes International Inc.	21,249
18,023	Hecla Mining Co.(a)	100,568
630	Kaiser Aluminum Corp.	53,695
938	Materion Corp.	27,521
372	Olympic Steel Inc.	7,191
1,358	Real Industry Inc.*	9,329
37,449	Reliance Steel & Aluminum Co.	2,699,324
3,064	Royal Gold Inc.	224,652
704	Ryerson Holding Corp.*	8,511
76,771	Schnitzer Steel Industries Inc., Class A Shares	1,441,759
11,140	Steel Dynamics Inc.	274,267
5,740	Stillwater Mining Co.*	72,611
2,992	SunCoke Energy Inc.	19,508
14,246	Tahoe Resources Inc.	185,768
2,033	TimkenSteel Corp.*	20,025
7,322	United States Steel Corp.	142,340
2,119	Worthington Industries Inc.	90,905

	Total Metals & Mining	6,419,487

Paper & Forest Products — 0.1%
1,812	Boise Cascade Co.*	47,547
834	Clearwater Paper Corp.*	51,766
543	Deltic Timber Corp.	38,515

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
MATERIALS — 5.9% — (continued)
Paper & Forest Products — 0.1% — (continued)
2,958	Domtar Corp.	$110,392
4,025	KapStone Paper and Packaging Corp.	70,478
6,830	Louisiana-Pacific Corp.*	133,048
769	Neenah Paper Inc.	61,851
1,989	PH Glatfelter Co.	44,096
1,399	Schweitzer-Mauduit International Inc.	54,953

	Total Paper & Forest Products	612,646

	TOTAL MATERIALS	28,044,022

TELECOMMUNICATION SERVICES — 0.6%
Diversified Telecommunication Services — 0.5%
519	ATN International Inc.	33,911
10,246	Cincinnati Bell Inc.*	42,828
19,849	Cogent Communications Holdings Inc.	705,433
2,377	Consolidated Communications Holdings Inc.	57,167
932	FairPoint Communications Inc.*	12,992
55,501	Frontier Communications Corp.(a)	255,305
1,326	General Communication Inc., Class A Shares*	18,431
18,269	Globalstar Inc.*(a)	28,500
275	Hawaiian Telcom Holdco Inc.*	6,155
992	IDT Corp., Class B Shares	14,771
1,625	Inteliquent Inc.	27,040
1,074	Intelsat SA*	2,900
3,818	Iridium Communications Inc.*(a)	31,804
841	Lumos Networks Corp.*	11,564
2,911	ORBCOMM Inc.*	28,964
447	pdvWireless Inc.*	11,439
5,181	SBA Communications Corp., Class A Shares*	591,411
414	Straight Path Communications Inc., Class B Shares*(a)	9,812
8,790	Vonage Holdings Corp.*	51,070
4,420	Windstream Holdings Inc.(a)	37,614
7,777	Zayo Group Holdings Inc.*	225,611

	Total Diversified Telecommunication Services	2,204,722

Wireless Telecommunication Services — 0.1%
1,780	Boingo Wireless Inc.*	15,130
3,036	NII Holdings Inc.*	10,110
2,231	Shenandoah Telecommunications Co.	57,381
903	Spok Holdings Inc.	14,945
13,219	Telephone & Data Systems Inc.	368,413
6,830	United States Cellular Corp.*	254,213

	Total Wireless Telecommunication Services	720,192

	TOTAL TELECOMMUNICATION SERVICES	2,924,914

UTILITIES — 1.9%
Electric Utilities — 0.6%
2,340	ALLETE Inc.	138,762
10,758	Alliant Energy Corp.	408,266
1,923	El Paso Electric Co.	87,862
2,075	Empire District Electric Co. (The)	70,177
615	Genie Energy Ltd., Class B Shares*	3,924
7,351	Great Plains Energy Inc.	199,653
5,067	Hawaiian Electric Industries Inc.	152,061
2,354	IDACORP Inc.	179,069

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
UTILITIES — 1.9% — (continued)
Electric Utilities — 0.6% — (continued)
7,120	ITC Holdings Corp.	$321,966
1,656	MGE Energy Inc.	90,981
9,519	OGE Energy Corp.	296,326
1,799	Otter Tail Corp.	61,598
5,231	Pinnacle West Capital Corp.	392,534
3,767	PNM Resources Inc.	119,753
4,202	Portland General Electric Co.	176,946
251	Spark Energy Inc., Class A Shares	7,276
6,701	Westar Energy Inc., Class A Shares	368,153

	Total Electric Utilities	3,075,307

Gas Utilities — 0.5%
4,767	Atmos Energy Corp.	351,328
692	Chesapeake Utilities Corp.	44,046
397	Delta Natural Gas Co., Inc.(a)	9,877
3,615	National Fuel Gas Co.	206,272
4,033	New Jersey Resources Corp.	135,670
1,269	Northwest Natural Gas Co.	75,797
2,458	ONE Gas Inc.	150,503
3,816	Piedmont Natural Gas Co., Inc.	229,342
8,352	Questar Corp.	208,884
3,783	South Jersey Industries Inc.	112,280
2,222	Southwest Gas Corp.	155,140
2,097	Spire Inc.	135,676
8,165	UGI Corp.	371,344
2,369	WGL Holdings Inc.	148,868

	Total Gas Utilities	2,335,027

Independent Power and Renewable Electricity Producers — 0.5%
112,583	Atlantic Power Corp.	290,464
2,813	Atlantica Yield PLC(a)	53,194
17,082	Calpine Corp.*	213,183
27,473	Dynegy Inc.*	348,083
48,540	NRG Energy Inc.	587,819
1,588	NRG Yield Inc., Class A Shares	25,551
3,090	NRG Yield Inc., Class C Shares(a)	52,036
14,657	Ormat Technologies Inc.	709,399
3,144	Pattern Energy Group Inc., Class A Shares	74,827
3,965	Talen Energy Corp.*	54,757
4,599	TerraForm Global Inc., Class A Shares(a)	16,648
4,029	TerraForm Power Inc., Class A Shares*(a)	51,732
1,359	Vivint Solar Inc.*	4,322

	Total Independent Power and Renewable Electricity Producers	2,482,015

Multi-Utilities — 0.2%
2,948	Avista Corp.	119,748
2,441	Black Hills Corp.	142,823
9,266	MDU Resources Group Inc.	218,399
2,298	NorthWestern Corp.	132,870
685	Unitil Corp.	27,085
3,958	Vectren Corp.	193,586

	Total Multi-Utilities	834,511

Water Utilities — 0.1%
1,709	American States Water Co.	66,617
8,440	Aqua America Inc.	256,660

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
UTILITIES — 1.9% — (continued)
Water Utilities — 0.1% — (continued)
427	Artesian Resources Corp., Class A Shares	$11,730
2,240	California Water Service Group	68,297
483	Connecticut Water Service Inc.	22,397
557	Consolidated Water Co., Ltd.	7,063
370	Global Water Resources Inc.	2,953
713	Middlesex Water Co.	23,793
766	SJW Corp.	32,700
595	York Water Co. (The)	16,838

	Total Water Utilities	509,048

	TOTAL UTILITIES	9,235,908

	TOTAL COMMON STOCKS (Cost — $397,824,303)	458,723,006

PREFERRED STOCK — 0.1%
UTILITIES — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
3,400	Dynegy Inc., 7.000% (Cost — $361,119)	292,825

RIGHT — 0.0%
ENERGY — 0.0%
Oil, Gas & Consumable Fuels – 0.0%
1,547	Par Pacific Holdings Inc.* (Cost — $0)	60

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $398,185,422)	459,015,891

Face Amount
SHORT-TERM INVESTMENTS (c) — 6.4%
MONEY MARKET FUND — 3.9%
$18,447,756	Invesco STIT — Government & Agency Portfolio(d) (Cost — $18,447,756)	18,447,756

TIME DEPOSITS — 2.5%
1,538,403	ANZ National Bank — London, 0.150% due 9/1/16	1,538,403
2,823,962	Banco Santander SA — Frankfurt, 0.150% due 9/1/16	2,823,962
3,116,996	BNP Paribas — Paris, 0.150% due 9/1/16	3,116,996
3,314,730	Citibank N.A. — Puerto Rico, 0.150% due 9/1/16	3,314,730
976,777	JPMorgan Chase & Co. — New York, 0.150% due 9/1/16	976,777

	TOTAL TIME DEPOSITS (Cost — $11,770,868)	11,770,868

	TOTAL SHORT-TERM INVESTMENTS (Cost — $30,218,624)	30,218,624

	TOTAL INVESTMENTS — 103.0% (Cost — $428,404,046#)	489,234,515

	Liabilities in Excess of Other Assets — (3.0)%	(14,042,558)

	TOTAL NET ASSETS — 100.0%	$475,191,957

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund
(c)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 2.5%.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $437,648,360.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

Summary of Investments by Security Sector^
Industrials	19.0%
Information Technology	18.2
Financials	17.2
Consumer Discretionary	13.4
Health Care	13.0
Materials	5.7
Energy	2.5
Consumer Staples	2.3
Utilities	1.9
Telecommunication Services	0.6
Short-Term Investments	6.2

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 97.0%
Australia — 3.7%
15,014	AGL Energy Ltd.	$209,353
51,890	Alumina Ltd.	51,827
26,157	Amcor Ltd.	313,480
66,472	AMP Ltd.	261,529
24,955	APA Group	172,839
11,712	Aristocrat Leisure Ltd.	132,634
4,233	ASX Ltd.	162,798
44,841	Aurizon Holdings Ltd.	147,865
46,200	AusNet Services, Class Miscella Shares	59,587
64,258	Australia & New Zealand Banking Group Ltd.	1,300,534
7,822	Bank of Queensland Ltd.	61,970
9,646	Bendigo & Adelaide Bank Ltd.	79,670
70,473	BHP Billiton Ltd.	1,056,853
313,744	BHP Billiton PLC	4,026,658
15,955	Boral Ltd.	78,930
369,653	Brambles Ltd.	3,411,566
5,975	Caltex Australia Ltd.	152,116
12,360	Challenger Ltd.	85,479
79,144	CIMIC Group Ltd.	1,762,485
12,314	Coca-Cola Amatil Ltd.	90,549
1,191	Cochlear Ltd.	125,953
37,608	Commonwealth Bank of Australia	2,028,603
9,818	Computershare Ltd.	72,672
7,831	Crown Resorts Ltd.	77,133
75,905	CSL Ltd.	6,155,597
20,826	Dexus Property Group, REIT	151,894
1,325	Domino’s Pizza Enterprises Ltd.	75,071
52,790	DUET Group	104,373
1,174	Flight Centre Travel Group Ltd.	32,451
33,660	Fortescue Metals Group Ltd.	123,007
38,549	Goodman Group, REIT	219,270
39,039	GPT Group (The), REIT	156,136
11,799	Harvey Norman Holdings Ltd.	47,607
37,138	Healthscope Ltd.	85,193
35,780	Incitec Pivot Ltd.	76,202
52,430	Insurance Australia Group Ltd.	219,281
11,699	LendLease Group	120,929
6,856	Macquarie Group Ltd.	413,525
59,111	Medibank Pvt Ltd.	119,165
79,210	Mirvac Group, REIT	138,229
58,098	National Australia Bank Ltd.	1,187,440
16,776	Newcrest Mining Ltd.*	278,782
29,688	Oil Search Ltd.	149,271
7,776	Orica Ltd.	85,936
41,003	Origin Energy Ltd.	160,799
5,056	Platinum Asset Management Ltd.	20,336
11,181	Qantas Airways Ltd.*	27,241
31,184	QBE Insurance Group Ltd.	231,324
3,266	Ramsay Health Care Ltd.	202,947
1,123	REA Group Ltd.	49,442
34,240	Santos Ltd.	113,299
118,661	Scentre Group, REIT	442,649
6,903	SEEK Ltd.	83,057
133,346	Sonic Healthcare Ltd.	2,297,368
114,144	South32 Ltd.*	163,754

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Australia — 3.7% — (continued)
51,151	Stockland, REIT	$186,045
29,171	Suncorp Group Ltd.	277,561
23,775	Sydney Airport	129,802
18,149	Tabcorp Holdings Ltd.	67,825
31,071	Tatts Group Ltd.	88,720
596,979	Telstra Corp., Ltd.	2,354,460
7,182	TPG Telecom Ltd.	65,676
44,998	Transurban Group	386,989
15,863	Treasury Wine Estates Ltd.	133,587
71,933	Vicinity Centres, REIT	178,617
10,682	Vocus Communications Ltd.	61,545
24,803	Wesfarmers Ltd.	788,561
311,867	Westfield Corp., REIT	2,390,178
198,741	Westpac Banking Corp.	4,374,977
16,658	Woodside Petroleum Ltd.	356,617
28,128	Woolworths Ltd.	499,117

	Total Australia	41,994,935

Austria — 0.1%
1,554	ANDRITZ AG	79,430
6,128	Erste Group Bank AG	172,713
3,518	OMV AG	98,602
2,665	Raiffeisen Bank International AG*	37,978
2,848	Voestalpine AG	94,288

	Total Austria	483,011

Belgium — 1.3%
4,281	Ageas	148,255
28,770	Anheuser-Busch InBev SA/NV	3,567,351
1,507	Colruyt SA	82,790
1,697	Groupe Bruxelles Lambert SA	149,078
91,420	KBC Group NV*	5,423,807
3,140	Proximus SADP	96,146
1,720	Solvay SA	189,197
1,184	Telenet Group Holding NV*	55,580
35,237	UCB SA	2,896,917
27,684	Umicore SA(a)	1,635,344

	Total Belgium	14,244,465

Brazil — 0.1%
181,000	Embraer SA	803,099

Canada — 2.1%
54,945	Alimentation Couche-Tard Inc., Class B Shares	2,833,884
15,581	CCL Industries Inc., Class B Shares	2,973,609
90,181	Cenovus Energy Inc.	1,303,283
73,512	Dollarama Inc.	5,432,460
106,723	Goldcorp Inc.	1,624,550
181,213	Hudson’s Bay Co.	2,500,014
24,700	Manulife Financial Corp.	336,994
106,650	Saputo Inc.	3,546,189
68,708	Toronto-Dominion Bank (The)	3,066,381

	Total Canada	23,617,364

Chile — 0.0%
7,906	Antofagasta PLC	51,415

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
China — 1.6%
34,167	Alibaba Group Holding Ltd., ADR*	$3,320,691
26,100	Baidu Inc., ADR*	4,464,927
4,778,500	CNOOC Ltd.	5,786,256
51,067	JD.com Inc., ADR*	1,297,612
103,100	Tencent Holdings Ltd.	2,672,583
44,900	Yangzijiang Shipbuilding Holdings Ltd.	25,161

	Total China	17,567,230

Denmark — 1.4%
85	AP Moeller — Maersk AS, Class A Shares	121,447
156	AP Moeller — Maersk AS, Class B Shares	233,445
2,327	Carlsberg AS, Class B Shares	218,454
2,164	Chr Hansen Holding AS	131,150
37,837	Coloplast AS, Class B Shares	2,881,761
15,261	Danske Bank AS	448,769
4,172	DSV AS	207,263
1,213	Genmab AS*	194,344
3,639	ISS AS	147,572
105,823	Novo Nordisk AS, Class B Shares	4,967,879
69,947	Novozymes AS, Class B Shares	3,040,995
2,511	Pandora AS	312,991
17,496	TDC AS*	96,850
2,644	Tryg AS	52,830
4,843	Vestas Wind Systems AS	403,215
110,766	William Demant Holding AS*	2,315,726

	Total Denmark	15,774,691

Finland — 0.7%
3,087	Elisa OYJ	108,549
9,911	Fortum OYJ	152,913
7,526	Kone OYJ, Class B Shares	377,940
2,538	Metso OYJ	70,986
2,888	Neste OYJ	120,219
660,412	Nokia OYJ	3,709,561
54,025	Nokian Renkaat OYJ	1,949,250
2,362	Orion OYJ, Class B Shares	89,386
9,619	Sampo OYJ, Class A Shares	412,638
11,740	Stora Enso OYJ, Class R Shares	103,545
12,140	UPM-Kymmene OYJ	243,642
3,167	Wartsila OYJ Abp	130,168

	Total Finland	7,468,797

France — 10.4%
3,739	Accor SA	141,492
557	Aeroports de Paris	57,537
7,582	Air Liquide SA	832,841
66,347	Airbus Group SE	3,870,895
3,245	Alstom SA*	85,963
43,244	Amundi SA(b)	2,097,677
1,409	Arkema SA	125,840
1,869	Atos SE	184,186
42,753	AXA SA	900,491
188,950	BNP Paribas SA	9,646,180
17,241	Bollore SA	62,355
4,391	Bouygues SA	139,436
5,480	Bureau Veritas SA	117,654
3,633	Capgemini SA	354,916

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
France — 10.4% — (continued)
12,283	Carrefour SA	$309,775
1,178	Casino Guichard Perrachon SA	58,331
1,201	Christian Dior SA	208,006
10,502	Cie de Saint-Gobain	460,802
4,010	Cie Générale des Établissements Michelin	426,994
3,469	CNP Assurances	55,920
23,354	Credit Agricole SA	221,481
100,368	Danone SA	7,638,523
40,407	Dassault Systemes	3,409,295
130,322	Edenred	2,842,792
1,223	Eiffage SA	95,788
6,391	Electricite de France SA	81,959
422,046	Engie SA	6,745,099
45,732	Essilor International SA	5,807,233
803	Eurazeo SA	48,731
3,760	Eutelsat Communications SA	73,181
685	Fonciere Des Regions, REIT	64,087
881	Gecina SA, REIT	137,953
9,865	Groupe Eurotunnel SE, Class Registered Shares	108,599
7,792	Hermes International	3,295,533
893	ICADE, REIT	69,000
12,002	Iliad SA	2,478,506
871	Imerys SA	61,472
1,168	Ingenico Group SA	126,020
1,522	JCDecaux SA	52,367
1,679	Kering	319,029
4,697	Klepierre, REIT	220,492
3,086	Lagardere SCA	75,376
111,181	Legrand SA	6,662,680
5,580	L’Oréal SA	1,055,887
21,709	LVMH Moët Hennessy Louis Vuitton SE	3,680,774
19,498	Natixis SA	86,515
43,755	Orange SA	669,706
21,126	Pernod Ricard SA	2,428,683
10,331	Peugeot SA*	152,810
4,210	Publicis Groupe SA	313,038
446	Remy Cointreau SA	38,960
4,110	Renault SA	337,216
6,307	Rexel SA	101,451
6,966	Safran SA	487,173
89,354	Sanofi	6,898,718
212,990	Schneider Electric SE	14,518,468
3,292	SCOR SE	97,090
28,375	SEB SA	3,778,952
2,298	SFR Group SA	61,217
603	Societe BIC SA	88,081
16,870	Societe Generale SA	615,114
2,009	Sodexo SA	233,053
7,170	Suez	108,772
248,160	Technicolor SA	1,612,809
22,185	Technip SA	1,313,006
2,338	Thales SA	202,764
228,030	TOTAL SA	10,884,123
2,173	Unibail-Rodamco SE, REIT	597,488
81,861	Valeo SA	4,245,648
9,909	Veolia Environnement SA	210,901

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
France — 10.4% — (continued)
11,033	Vinci SA	$837,029
25,618	Vivendi SA	497,407
679	Wendel SA	77,352
5,007	Zodiac Aerospace	114,138

	Total France	117,116,830

Germany — 8.9%
20,955	adidas AG	3,480,963
10,066	Allianz SE, Class Registered Shares	1,497,952
1,019	Axel Springer SE	51,940
67,921	BASF SE	5,524,231
97,048	Bayer AG, Class Registered Shares	10,393,331
65,155	Bayerische Motoren Werke AG	5,669,898
2,218	Beiersdorf AG	206,382
109,545	Brenntag AG	5,964,378
22,546	Commerzbank AG	159,014
34,043	Continental AG	7,136,707
1,548	Covestro AG(b)	80,639
21,207	Daimler AG, Class Registered Shares	1,468,200
29,742	Deutsche Bank AG, Class Registered Shares*	440,205
4,251	Deutsche Boerse AG*	363,960
5,048	Deutsche Lufthansa AG, Class Registered Shares	58,811
21,369	Deutsche Post AG, Class Registered Shares	677,006
262,322	Deutsche Telekom AG, Class Registered Shares	4,377,298
7,442	Deutsche Wohnen AG	280,196
43,289	E.ON SE	399,113
3,035	Evonik Industries AG	102,049
897	Fraport AG Frankfurt Airport Services Worldwide	50,049
37,850	Fresenius Medical Care AG & Co. KGaA	3,350,094
9,038	Fresenius SE & Co. KGaA	659,612
77,380	GEA Group AG	4,154,223
1,327	Hannover Rueck SE	135,906
29,791	HeidelbergCement AG	2,773,412
2,300	Henkel AG & Co. KGaA	258,150
469	Hochtief AG	63,085
1,424	HUGO BOSS AG	86,958
360,545	Infineon Technologies AG	6,070,952
4,116	K+S AG, Class Registered Shares	86,188
1,972	Lanxess AG	105,284
41,060	Linde AG	7,033,910
755	MAN SE	78,546
2,950	Merck KGaA	311,203
3,888	METRO AG	115,392
3,685	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	665,977
1,919	OSRAM Licht AG	100,545
64,826	ProSiebenSat.1 Media SE	2,787,631
10,626	RWE AG*	174,271
169,088	SAP SE	14,886,676
16,849	Siemens AG, Class Registered Shares	2,012,455
28,855	Symrise AG	2,130,605
15,015	Telefonica Deutschland Holding AG	61,694
7,946	ThyssenKrupp AG	185,700
10,234	TUI AG	143,299
47,598	United Internet AG, Class Registered Shares	1,957,212
715	Volkswagen AG	103,943
10,117	Vonovia SE	393,886

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Germany — 8.9% — (continued)
1,861	Zalando SE*(b)	$71,310

	Total Germany	99,340,441

Hong Kong — 2.7%
970,600	AIA Group Ltd.	6,114,218
5,200	ASM Pacific Technology Ltd.	40,428
25,600	Bank of East Asia Ltd. (The)	103,143
672,500	BOC Hong Kong Holdings Ltd.	2,345,907
34,000	Cathay Pacific Airways Ltd.	48,815
15,000	Cheung Kong Infrastructure Holdings Ltd.	125,683
60,500	Cheung Kong Property Holdings Ltd.	423,372
731,377	China Merchants Holdings International Co., Ltd.	2,077,167
647,000	China Mobile Ltd.	7,964,515
60,000	CK Hutchison Holdings Ltd.	769,271
36,500	CLP Holdings Ltd.	373,676
44,000	First Pacific Co.	32,891
51,000	Galaxy Entertainment Group Ltd.	165,441
48,000	Hang Lung Properties Ltd.	109,133
17,200	Hang Seng Bank Ltd.	301,092
24,000	Henderson Land Development Co., Ltd.	140,289
64,000	HK Electric Investments & HK Electric Investments Ltd.(b)	59,976
66,000	HKT Trust & HKT Ltd., Class Miscella Shares	90,813
168,000	Hong Kong & China Gas Co., Ltd.	320,493
24,800	Hong Kong Exchanges & Clearing Ltd.	605,924
26,400	Hongkong Land Holdings Ltd.	171,094
14,000	Hysan Development Co., Ltd.	67,605
5,400	Jardine Matheson Holdings Ltd.	323,063
87,740	Jardine Strategic Holdings Ltd.	2,826,938
14,500	Kerry Properties Ltd.	42,048
122,000	Li & Fung Ltd.	62,524
375,000	Link REIT	2,726,164
4,151	Melco Crown Entertainment Ltd., ADR	53,880
34,000	MTR Corp., Ltd.	185,481
120,000	New World Development Co., Ltd.	150,191
188,400	Noble Group Ltd.*	16,409
33,000	NWS Holdings Ltd.	58,862
90,000	PCCW Ltd.	57,073
32,000	Power Assets Holdings Ltd.	306,040
26,000	Shangri-La Asia Ltd.	28,155
66,000	Sino Land Co., Ltd.	112,677
43,000	SJM Holdings Ltd.	26,994
32,000	Sun Hung Kai Properties Ltd.	449,037
11,500	Swire Pacific Ltd., Class A Shares	127,028
24,600	Swire Properties Ltd.	69,193
30,000	Techtronic Industries Co., Ltd.	121,324
127,000	WH Group Ltd.(b)	99,848
31,000	Wharf Holdings Ltd. (The)	218,327
17,000	Wheelock & Co., Ltd.	97,046
15,500	Yue Yuen Industrial Holdings Ltd.	65,844

	Total Hong Kong	30,675,092

India — 0.6%
87,569	HDFC Bank Ltd.	1,687,198
73,934	Hero MotoCorp Ltd.	3,907,004
193,140	ICICI Bank Ltd., ADR	1,481,384

	Total India	7,075,586

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Ireland — 1.1%
3,664	AerCap Holdings NV*	$146,450
653,723	Bank of Ireland*	147,578
18,129	CRH PLC	614,676
2,004	DCC PLC	182,862
171,476	Experian PLC	3,417,158
245,962	James Hardie Industries PLC, CDI	3,996,413
35,643	Kerry Group PLC, Class A Shares	3,029,361
1,823	Paddy Power Betfair PLC	218,341

	Total Ireland	11,752,839

Israel — 0.6%
968	Azrieli Group Ltd.	42,282
23,446	Bank Hapoalim BM	125,754
30,542	Bank Leumi Le-Israel BM*	114,322
44,036	Bezeq Israeli Telecommunication Corp., Ltd.	88,371
35,624	Check Point Software Technologies Ltd.*	2,733,786
10,541	Israel Chemicals Ltd.	44,590
3,160	Mizrahi Tefahot Bank Ltd.	38,105
3,764	Mobileye NV*	184,022
1,306	Nice Ltd.	89,184
349	Taro Pharmaceutical Industries Ltd.*	44,183
19,826	Teva Pharmaceutical Industries Ltd.	1,000,772
49,980	Teva Pharmaceutical Industries Ltd., ADR	2,518,492

	Total Israel	7,023,863

Italy — 0.7%
25,485	Assicurazioni Generali SpA	325,267
9,377	Atlantia SpA	240,736
170,711	Enel SpA	752,141
55,036	Eni SpA	831,763
2,450	EXOR SpA	100,988
2,780	Ferrari NV	134,107
1,714,310	Intesa Sanpaolo SpA	4,052,038
3,721	Luxottica Group SpA	179,312
12,861	Mediobanca SpA	94,935
12,094	Poste Italiane SpA(b)	84,589
4,483	Prysmian SpA	110,982
132,760	Saipem SpA*	61,084
56,268	Snam SpA	312,413
368,810	Telecom Italia SpA*	310,402
37,641	Terna Rete Elettrica Nazionale SpA	194,794
109,995	UniCredit SpA	281,481
19,741	Unione di Banche Italiane SpA	52,862
27,779	UnipolSai SpA	46,560

	Total Italy	8,166,454

Japan — 15.9%
40,200	ABC-Mart Inc.	2,525,672
8,800	Acom Co., Ltd.*	42,164
14,100	Aeon Co., Ltd.	194,005
2,200	AEON Financial Service Co., Ltd.	40,551
2,500	Aeon Mall Co., Ltd.	35,212
3,000	Air Water Inc.	55,519
4,100	Aisin Seiki Co., Ltd.	193,834
12,000	Ajinomoto Co., Inc.	254,610
4,000	Alfresa Holdings Corp.	74,737
4,000	Alps Electric Co., Ltd.	90,364

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.9% — (continued)
7,100	Amada Holdings Co., Ltd.	$74,332
25,000	ANA Holdings Inc.	68,025
26,000	Aozora Bank Ltd.	92,044
22,000	Asahi Glass Co., Ltd.	140,102
66,800	Asahi Group Holdings Ltd.	2,187,845
29,000	Asahi Kasei Corp.	244,798
3,400	Asics Corp.	68,999
46,600	Astellas Pharma Inc.	712,467
4,300	Bandai Namco Holdings Inc.	117,556
7,000	Bank of Kyoto Ltd. (The)	50,684
1,400	Benesse Holdings Inc.	32,299
79,800	Bridgestone Corp.	2,745,199
5,100	Brother Industries Ltd.	85,719
1,700	Calbee Inc.	61,741
23,500	Canon Inc.	673,666
5,000	Casio Computer Co., Ltd.	70,717
3,200	Central Japan Railway Co.	526,003
15,000	Chiba Bank Ltd. (The)	88,985
14,200	Chubu Electric Power Co., Inc.	191,378
5,300	Chugai Pharmaceutical Co., Ltd.	166,383
3,600	Chugoku Bank Ltd. (The)	44,385
6,400	Chugoku Electric Power Co., Inc. (The)	76,883
27,500	Concordia Financial Group Ltd.*	142,047
3,300	Credit Saison Co., Ltd.	56,859
2,100	CYBERDYNE Inc.*(a)	33,094
12,000	Dai Nippon Printing Co., Ltd.	122,132
6,300	Daicel Corp.	80,467
23,300	Dai-ichi Life Insurance Co., Ltd. (The)	324,734
13,700	Daiichi Sankyo Co., Ltd.	314,561
21,700	Daikin Industries Ltd.	2,010,979
1,600	Daito Trust Construction Co., Ltd.	235,228
12,800	Daiwa House Industry Co., Ltd.	330,829
30	Daiwa House Residential Investment Corp., REIT, Class A Shares	84,613
36,000	Daiwa Securities Group Inc.	210,586
10,800	Denso Corp.	446,592
4,900	Dentsu Inc.	269,797
2,500	Don Quijote Holdings Co., Ltd.	81,758
100,600	East Japan Railway Co.	8,622,297
5,800	Eisai Co., Ltd.	338,376
3,300	Electric Power Development Co., Ltd.	80,619
1,800	FamilyMart Co., Ltd.	128,950
14,100	FANUC Corp.	2,405,130
1,200	Fast Retailing Co., Ltd.	422,071
12,000	Fuji Electric Co., Ltd.	54,802
13,000	Fuji Heavy Industries Ltd.	515,788
9,800	FUJIFILM Holdings Corp.	368,583
40,000	Fujitsu Ltd.	203,376
17,000	Fukuoka Financial Group Inc.	72,062
9,200	GungHo Online Entertainment Inc.	21,890
8,900	Hachijuni Bank Ltd. (The)	47,106
4,600	Hakuhodo DY Holdings Inc.	50,017
3,000	Hamamatsu Photonics KK	94,489
5,200	Hankyu Hanshin Holdings Inc.	167,983
400	Hikari Tsushin Inc.	35,977
5,400	Hino Motors Ltd.	59,898
700	Hirose Electric Co., Ltd.	89,897

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.9% — (continued)
11,000	Hiroshima Bank Ltd. (The)	$45,885
1,600	Hisamitsu Pharmaceutical Co., Inc.	71,664
2,300	Hitachi Chemical Co., Ltd.	49,632
2,300	Hitachi Construction Machinery Co., Ltd.	43,132
1,500	Hitachi High-Technologies Corp.	55,658
1,602,000	Hitachi Ltd.	7,690,798
4,600	Hitachi Metals Ltd.	55,725
4,000	Hokuriku Electric Power Co.	47,825
35,900	Honda Motor Co., Ltd.	1,104,683
1,100	Hoshizaki Corp.	88,000
82,300	Hoya Corp.	3,192,286
6,300	Hulic Co., Ltd.	59,744
2,000	Idemitsu Kosan Co., Ltd.	36,487
32,000	IHI Corp.	97,914
3,200	Iida Group Holdings Co., Ltd.	59,995
20,700	Inpex Corp.	178,732
7,100	Isetan Mitsukoshi Holdings Ltd.	64,715
12,700	Isuzu Motors Ltd.	146,320
33,400	ITOCHU Corp.	394,375
5,200	Iyo Bank Ltd. (The)	33,562
5,100	J Front Retailing Co., Ltd.	57,647
172,500	Japan Airlines Co., Ltd.	5,252,206
1,000	Japan Airport Terminal Co. Ltd.	39,473
11,300	Japan Exchange Group Inc.	176,774
8,600	Japan Post Bank Co., Ltd.	101,172
10,500	Japan Post Holdings Co., Ltd.	137,654
19	Japan Prime Realty Investment Corp., REIT	84,018
28	Japan Real Estate Investment Corp.	164,570
56	Japan Retail Fund Investment Corp., REIT	125,756
112,800	Japan Tobacco Inc.	4,372,917
11,200	JFE Holdings Inc.	174,148
4,500	JGC Corp.	71,453
13,000	Joyo Bank Ltd. (The)	51,699
4,100	JSR Corp.	60,027
4,800	JTEKT Corp.	74,725
46,600	JX Holdings Inc.	174,327
20,000	Kajima Corp.	134,453
3,100	Kakaku.com Inc.	51,867
5,000	Kamigumi Co., Ltd.	43,334
6,000	Kaneka Corp.	48,947
17,000	Kansai Electric Power Co., Inc. (The)*	145,331
4,700	Kansai Paint Co., Ltd.	103,664
11,200	Kao Corp.	582,402
30,000	Kawasaki Heavy Industries Ltd.	87,983
474,600	KDDI Corp.	13,895,498
11,000	Keihan Holdings Co., Ltd.	71,388
10,000	Keikyu Corp.	92,646
12,000	Keio Corp.	100,518
6,000	Keisei Electric Railway Co., Ltd.	71,901
10,900	Keyence Corp.	7,647,613
3,000	Kikkoman Corp.	94,446
39,000	Kintetsu Group Holdings Co., Ltd.	148,607
18,500	Kirin Holdings Co., Ltd.	300,739
66,000	Kobe Steel Ltd.	61,324
2,400	Koito Manufacturing Co., Ltd.	114,395
257,000	Komatsu Ltd.	5,626,137

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.9% — (continued)
2,000	Konami Holdings Corp.	$70,721
9,600	Konica Minolta Inc.	86,604
700	Kose Corp.	62,828
267,400	Kubota Corp.	3,926,926
7,700	Kuraray Co., Ltd.	110,131
2,200	Kurita Water Industries Ltd.	50,210
7,200	Kyocera Corp.	339,433
5,700	Kyowa Hakko Kirin Co., Ltd.	80,589
9,500	Kyushu Electric Power Co., Inc.*	88,516
7,200	Kyushu Financial Group Inc.	42,715
1,400	Lawson Inc.	98,268
20,200	LINE Corp.*(a)	860,904
5,700	LIXIL Group Corp.	115,078
4,200	M3 Inc.	125,732
1,100	Mabuchi Motor Co., Ltd.	58,325
2,400	Makita Corp.	172,491
35,100	Marubeni Corp.	175,123
4,500	Marui Group Co., Ltd.	54,905
1,200	Maruichi Steel Tube Ltd.	41,442
12,300	Mazda Motor Corp.	203,170
1,500	McDonald’s Holdings Co. Japan Ltd.	41,423
3,700	Medipal Holdings Corp.	58,285
2,500	MEIJI Holdings Co., Ltd.	225,007
7,300	Minebea Co., Ltd.	74,224
1,200	Miraca Holdings Inc.	56,735
29,200	Mitsubishi Chemical Holdings Corp.	184,532
33,300	Mitsubishi Corp.	694,520
43,000	Mitsubishi Electric Corp.	562,102
28,000	Mitsubishi Estate Co., Ltd.	530,046
8,000	Mitsubishi Gas Chemical Co., Inc.	54,170
73,000	Mitsubishi Heavy Industries Ltd.	318,211
3,000	Mitsubishi Logistics Corp.	46,296
24,000	Mitsubishi Materials Corp.	67,819
14,800	Mitsubishi Motors Corp.	67,709
5,000	Mitsubishi Tanabe Pharma Corp.	92,813
280,900	Mitsubishi UFJ Financial Group Inc.	1,533,752
10,300	Mitsubishi UFJ Lease & Finance Co., Ltd.	48,346
37,600	Mitsui & Co., Ltd.	500,915
20,000	Mitsui Chemicals Inc.	95,834
20,000	Mitsui Fudosan Co., Ltd.	431,265
24,000	Mitsui OSK Lines Ltd.	55,511
1,000	Mixi Inc.	35,432
520,800	Mizuho Financial Group Inc.	905,515
11,400	MS&AD Insurance Group Holdings Inc.	325,848
4,300	Murata Manufacturing Co., Ltd.	579,082
2,400	Nabtesco Corp.	61,685
20,000	Nagoya Railroad Co., Ltd.	98,047
56,000	NEC Corp.	142,542
3,700	Nexon Co., Ltd.	50,719
5,600	NGK Insulators Ltd.	121,639
3,900	NGK Spark Plug Co., Ltd.	73,041
4,000	NH Foods Ltd.	87,610
4,500	NHK Spring Co., Ltd.	42,408
51,100	Nidec Corp.	4,606,685
196,000	Nikon Corp.(a)	2,879,629
2,500	Nintendo Co., Ltd.	548,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.9% — (continued)
31	Nippon Building Fund Inc., REIT	$189,696
9,000	Nippon Electric Glass Co., Ltd.	45,220
18,000	Nippon Express Co., Ltd.	85,332
3,500	Nippon Paint Holdings Co., Ltd.	125,571
35	Nippon Prologis REIT Inc.	83,990
18,000	Nippon Steel & Sumitomo Metal Corp.	382,056
121,000	Nippon Telegraph & Telephone Corp.	5,298,787
34,000	Nippon Yusen KK	61,865
54,800	Nissan Motor Co., Ltd.	538,320
4,300	Nisshin Seifun Group Inc.	60,851
1,300	Nissin Foods Holdings Co., Ltd.	72,159
1,900	Nitori Holdings Co., Ltd.	192,050
3,600	Nitto Denko Corp.	245,874
2,000	NOK Corp.	40,658
78,600	Nomura Holdings Inc.	369,971
104,300	Nomura Real Estate Holdings Inc.	1,701,618
77	Nomura Real Estate Master Fund Inc., REIT	127,062
2,600	Nomura Research Institute Ltd.	87,695
9,400	NSK Ltd.	97,009
2,700	NTT Data Corp.	140,732
30,300	NTT DOCOMO Inc.	765,201
2,600	NTT Urban Development Corp.	23,868
14,100	Obayashi Corp.	130,270
1,600	Obic Co., Ltd.	82,046
13,000	Odakyu Electric Railway Co., Ltd.	133,550
18,000	Oji Holdings Corp.	72,446
6,200	Olympus Corp.	203,118
4,100	Omron Corp.	139,269
9,400	Ono Pharmaceutical Co., Ltd.	244,791
800	Oracle Corp. Japan	46,579
4,700	Oriental Land Co., Ltd.	275,403
232,000	ORIX Corp.	3,338,580
42,000	Osaka Gas Co., Ltd.	165,487
1,100	Otsuka Corp.	46,635
73,600	Otsuka Holdings Co., Ltd.	3,192,122
49,100	Panasonic Corp.	504,325
2,200	Park24 Co., Ltd.	64,359
500	Pola Orbis Holdings Inc.	39,954
20,000	Rakuten Inc.	252,310
6,100	Recruit Holdings Co., Ltd.	232,051
47,500	Resona Holdings Inc.	217,515
14,200	Ricoh Co., Ltd.	128,200
800	Rinnai Corp.	75,073
1,900	Rohm Co., Ltd.	95,069
500	Ryohin Keikaku Co., Ltd.	90,240
900	Sankyo Co., Ltd.	31,250
164,100	Santen Pharmaceutical Co., Ltd	2,067,179
4,900	SBI Holdings Inc.	58,232
4,700	Secom Co., Ltd.	357,033
4,000	Sega Sammy Holdings Inc.	54,666
3,700	Seibu Holdings Inc.	60,805
6,000	Seiko Epson Corp.	115,105
242,600	Sekisui Chemical Co., Ltd.	3,393,770
192,200	Sekisui House Ltd.	3,098,120
16,600	Seven & i Holdings Co., Ltd.	700,366
13,000	Seven Bank Ltd.	46,015

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.9% — (continued)
29,000	Sharp Corp.*	$40,118
3,800	Shikoku Electric Power Co., Inc.	36,244
5,000	Shimadzu Corp.	78,289
500	Shimamura Co., Ltd.	57,870
1,600	Shimano Inc.	232,838
12,000	Shimizu Corp.	107,124
8,600	Shin-Etsu Chemical Co., Ltd.	632,065
38,000	Shinsei Bank Ltd.	60,644
6,800	Shionogi & Co., Ltd.	303,828
8,200	Shiseido Co., Ltd.	206,331
13,000	Shizuoka Bank Ltd. (The)	107,185
4,200	Showa Shell Sekiyu KK	35,831
14,200	SMC Corp.	4,005,412
21,200	SoftBank Group Corp.	1,385,645
1,600	Sohgo Security Services Co., Ltd.	80,021
7,700	Sompo Japan Nipponkoa Holdings Inc.	247,135
27,800	Sony Corp.	893,892
3,800	Sony Financial Holdings Inc.	52,262
3,300	Stanley Electric Co., Ltd.	84,410
1,300	Start Today Co., Ltd.	60,235
34,000	Sumitomo Chemical Co., Ltd.	156,009
26,500	Sumitomo Corp.	287,687
3,600	Sumitomo Dainippon Pharma Co., Ltd.	60,319
16,200	Sumitomo Electric Industries Ltd.	240,490
12,000	Sumitomo Heavy Industries Ltd.	59,009
11,000	Sumitomo Metal Mining Co., Ltd.	139,427
344,600	Sumitomo Mitsui Financial Group Inc.	12,076,778
75,000	Sumitomo Mitsui Trust Holdings Inc.	268,818
8,000	Sumitomo Realty & Development Co., Ltd.	211,408
3,700	Sumitomo Rubber Industries Ltd.	54,923
800	Sundrug Co., Ltd.	58,003
67,400	Suntory Beverage & Food Ltd.	2,675,856
3,800	Suruga Bank Ltd.	90,487
1,700	Suzuken Co., Ltd.	49,323
76,000	Suzuki Motor Corp.	2,522,070
3,600	Sysmex Corp.	232,336
12,500	T&D Holdings Inc.	142,846
26,000	Taiheiyo Cement Corp.	79,014
23,000	Taisei Corp.	173,063
800	Taisho Pharmaceutical Holdings Co., Ltd.	73,356
2,900	Taiyo Nippon Sanso Corp.	29,466
7,000	Takashimaya Co., Ltd.	51,258
15,700	Takeda Pharmaceutical Co., Ltd.	692,041
2,800	TDK Corp.	200,576
20,000	Teijin Ltd.	74,698
7,700	Terumo Corp.	299,687
2,500	THK Co., Ltd.	49,052
21,000	Tobu Railway Co., Ltd.	101,964
2,500	Toho Co., Ltd.	72,919
9,000	Toho Gas Co., Ltd.	76,517
10,100	Tohoku Electric Power Co., Inc.	126,690
15,100	Tokio Marine Holdings Inc.	594,081
35,400	Tokyo Electric Power Co. Holdings Inc.*	142,799
3,400	Tokyo Electron Ltd.	312,808
45,000	Tokyo Gas Co., Ltd.	193,085
4,500	Tokyo Tatemono Co., Ltd.	52,902

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.9% — (continued)
23,000	Tokyu Corp.	$171,755
11,000	Tokyu Fudosan Holdings Corp.	61,316
7,000	TonenGeneral Sekiyu KK	64,642
11,000	Toppan Printing Co., Ltd.	98,115
32,000	Toray Industries Inc.	308,472
87,000	Toshiba Corp.	275,501
3,100	TOTO Ltd.	117,816
3,500	Toyo Seikan Group Holdings Ltd.	64,947
1,900	Toyo Suisan Kaisha Ltd.	77,827
1,400	Toyoda Gosei Co., Ltd.	32,279
3,500	Toyota Industries Corp.	167,680
58,800	Toyota Motor Corp.	3,554,565
5,000	Toyota Tsusho Corp.	114,475
2,400	Trend Micro Inc.	84,945
800	Tsuruha Holdings Inc.	78,260
8,700	Unicharm Corp.	211,393
65	United Urban Investment Corp., REIT	115,787
4,600	USS Co., Ltd.	73,565
3,600	West Japan Railway Co.	206,224
604,400	Yahoo Japan Corp.	2,466,022
1,900	Yakult Honsha Co., Ltd.	83,863
13,400	Yamada Denki Co., Ltd.	62,741
4,000	Yamaguchi Financial Group Inc.	42,251
3,600	Yamaha Corp.	116,874
6,100	Yamaha Motor Co., Ltd.	125,216
7,700	Yamato Holdings Co., Ltd.	181,034
2,900	Yamazaki Baking Co., Ltd.	65,932
5,400	Yaskawa Electric Corp.	79,649
4,900	Yokogawa Electric Corp.	62,836
2,400	Yokohama Rubber Co., Ltd. (The)	39,041

	Total Japan	178,793,299

Jersey, Channel Islands — 0.0%
2,025	Randgold Resources Ltd., ADR	190,067

Jordan — 0.0%
3,532	Hikma Pharmaceuticals PLC	99,467

Luxembourg — 0.4%
259,461	ArcelorMittal*	1,532,488
1,422	Millicom International Cellular SA, ADR	72,897
890	RTL Group SA	74,990
115,593	SES SA, ADR, Class A Shares	2,659,188
11,131	Tenaris SA	152,956

	Total Luxembourg	4,492,519

Macau — 0.0%
20,400	MGM China Holdings Ltd.	31,322
52,400	Sands China Ltd.	205,179
33,600	Wynn Macau Ltd.	46,617

	Total Macau	283,118

Mexico — 0.2%
4,727	Fresnillo PLC	99,821
72,170	Grupo Televisa SAB, ADR	1,972,406

	Total Mexico	2,072,227

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Netherlands — 5.5%
138,948	Aalberts Industries NV	$4,664,094
117,972	ABN AMRO Group NV, Dutch Certificate, GDR(b)	2,428,672
38,153	Aegon NV	156,768
156,332	Akzo Nobel NV	10,568,457
8,352	Altice NV, Class A Shares*	139,274
1,924	Altice NV, Class B Shares*	32,028
55,075	ASML Holding NV	5,868,382
46,271	Boskalis Westminster	1,655,691
39,044	Gemalto NV	2,722,942
2,131	Heineken Holding NV	171,545
47,405	Heineken NV	4,241,834
268,893	ING Groep NV	3,371,134
28,220	Koninklijke Ahold Delhaize NV	676,736
3,878	Koninklijke DSM NV	270,411
76,432	Koninklijke KPN NV	250,081
20,508	Koninklijke Philips NV	596,306
56,518	Koninklijke Vopak NV	2,870,436
6,719	NN Group NV	200,298
6,485	NXP Semiconductors NV*	570,810
2,036	OCI NV*	35,713
475,890	PostNL NV*	2,085,927
4,607	QIAGEN NV*	122,018
2,781	Randstad Holding NV	131,523
296,108	Royal Dutch Shell PLC, Class A Shares	7,264,926
415,679	Royal Dutch Shell PLC, Class B Shares	10,606,936
6,463	Wolters Kluwer NV	271,680

	Total Netherlands	61,974,622

New Zealand — 0.1%
20,404	Auckland International Airport Ltd.	111,007
16,758	Contact Energy Ltd.	63,242
16,231	Fletcher Building Ltd.	124,808
15,884	Mercury NZ Ltd.	36,550
28,934	Meridian Energy Ltd.	60,896
7,999	Ryman Healthcare Ltd.	55,671
38,054	Spark New Zealand Ltd.	105,065

	Total New Zealand	557,239

Norway — 0.7%
170,997	DNB ASA	2,080,590
4,271	Gjensidige Forsikring ASA	73,378
8,424	Marine Harvest ASA*	130,154
286,370	Norsk Hydro ASA	1,218,239
18,251	Orkla ASA	167,064
1,822	Schibsted ASA, Class A Shares	57,895
2,230	Schibsted ASA, Class B Shares	64,537
214,071	Statoil ASA	3,364,857
15,992	Telenor ASA	279,050
4,178	Yara International ASA	148,400

	Total Norway	7,584,164

Portugal — 0.0%
50,100	EDP — Energias de Portugal SA	168,325
8,038	Jeronimo Martins SGPS SA	129,920

	Total Portugal	298,245

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Singapore — 0.4%
51,800	Ascendas Real Estate Investment Trust	$92,971
53,100	CapitaLand Commercial Trust, REIT	60,147
58,300	CapitaLand Ltd.	131,039
59,100	CapitaLand Mall Trust, REIT	93,525
9,300	City Developments Ltd.	57,984
48,100	ComfortDelGro Corp., Ltd.	99,775
149,984	DBS Group Holdings Ltd.	1,645,988
132,000	Genting Singapore PLC	69,553
60,300	Global Logistic Properties Ltd.	80,191
158,600	Golden Agri-Resources Ltd.	41,791
111,700	Hutchison Port Holdings Trust	47,874
2,200	Jardine Cycle & Carriage Ltd.	68,390
35,000	Keppel Corp., Ltd.	132,656
68,800	Oversea-Chinese Banking Corp., Ltd.	432,601
21,700	Sembcorp Industries Ltd.	43,190
30,400	Sembcorp Marine Ltd.	28,365
11,900	Singapore Airlines Ltd.	91,580
17,400	Singapore Exchange Ltd.	96,348
37,500	Singapore Technologies Engineering Ltd.	88,678
176,900	Singapore Telecommunications Ltd.	520,813
13,800	StarHub Ltd.	37,019
58,600	Suntec Real Estate Investment Trust	71,904
28,000	United Overseas Bank Ltd.	369,108
11,700	UOL Group Ltd.	47,655
43,100	Wilmar International Ltd.	97,306

	Total Singapore	4,546,451

South Africa — 0.2%
12,803	Investec PLC	76,068
7,828	Mediclinic International PLC	105,311
8,211	Mondi PLC	167,047
178,031	SPAR Group Ltd. (The)	2,317,110

	Total South Africa	2,665,536

South Korea — 1.6%
26,115	KT&G Corp.	2,736,667
2,666	NAVER Corp.	2,016,952
4,574	Samsung Electronics Co., Ltd.	6,631,459
32,639	SK Telecom Co., Ltd.	6,372,284

	Total South Korea	17,757,362

Spain — 3.1%
15,590	Abertis Infraestructuras SA	241,883
4,599	ACS Actividades de Construccion y Servicios SA	130,269
1,563	Aena SA(b)	221,400
92,263	Amadeus IT Holding SA, Class A Shares	4,246,572
722,004	Banco Bilbao Vizcaya Argentaria SA	4,483,041
119,225	Banco de Sabadell SA	161,833
74,069	Banco Popular Espanol SA	100,319
320,003	Banco Santander SA	1,432,311
106,472	Bankia SA	89,981
17,624	Bankinter SA	129,592
1,394,868	CaixaBank SA	3,769,076
95,168	Cellnex Telecom SA(b)	1,660,928
14,683	Distribuidora Internacional de Alimentacion SA	89,971
7,975	Endesa SA	162,853
11,582	Ferrovial SA	228,292

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Spain — 3.1% — (continued)
8,849	Gas Natural SDG SA	$182,979
154,085	Grifols SA	3,269,310
120,253	Iberdrola SA	792,485
156,375	Industria de Diseno Textil SA	5,552,726
27,471	Mapfre SA	74,505
524,944	Prosegur Cia de Seguridad SA	3,526,108
112,271	Red Electrica Corp. SA	2,420,043
25,361	Repsol SA	341,735
99,522	Telefonica SA	1,005,946
4,867	Zardoya Otis SA	45,937

	Total Spain	34,360,095

Sweden — 1.8%
45,547	Alfa Laval AB	706,911
189,729	Assa Abloy AB, Class B Shares	3,839,649
126,623	Atlas Copco AB, Class A Shares	3,588,023
8,595	Atlas Copco AB, Class B Shares	220,776
6,002	Boliden AB	127,002
5,196	Electrolux AB, Series B	135,257
4,155	Getinge AB, Class B Shares	81,001
20,911	Hennes & Mauritz AB, Class B Shares	636,951
62,290	Hexagon AB, Class B Shares	2,538,921
9,209	Husqvarna AB, Class B Shares	79,592
1,751	ICA Gruppen AB	59,945
3,545	Industrivarden AB, Class C Shares	64,547
10,158	Investor AB, Class B Shares	358,013
5,157	Kinnevik AB, Class B Shares	126,878
4,143	Lundin Petroleum AB*	72,877
66,899	Nordea Bank AB	653,445
22,812	Sandvik AB	247,472
6,780	Securitas AB, Class B Shares	118,043
32,412	Skandinaviska Enskilda Banken AB, Class A Shares	316,576
7,342	Skanska AB, Class B Shares	160,833
8,436	SKF AB, Class B Shares	142,065
13,569	Svenska Cellulosa AB SCA, Class B Shares	416,756
33,164	Svenska Handelsbanken AB, Class A Shares	427,635
20,052	Swedbank AB, Class A Shares	460,780
54,712	Swedish Match AB	1,951,952
6,718	Tele2 AB, Class B Shares	55,860
262,806	Telefonaktiebolaget LM Ericsson, Class B Shares	1,872,640
57,883	Telia Co. AB	261,285
34,417	Volvo AB, Class B Shares	369,790

	Total Sweden	20,091,475

Switzerland — 10.6%
148,026	ABB Ltd., Class Registered Shares*	3,210,964
2,275	Actelion Ltd., Class Registered Shares*	379,034
40,129	Adecco Group AG, Class Registered Shares	2,309,776
169,390	Aryzta AG*	6,755,965
1,088	Baloise Holding AG, Class Registered Shares	129,588
2,227	Barry Callebaut AG, Class Registered Shares*	2,865,940
22	Chocoladefabriken Lindt & Spruengli AG	127,474
2	Chocoladefabriken Lindt & Spruengli AG, Class Registered Shares	137,744
122,330	Cie Financiere Richemont SA, Class Registered Shares	7,059,082
217,891	Clariant AG, Class Registered Shares*	3,797,695
3,797	Coca-Cola HBC AG*	83,517

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Switzerland — 10.6% — (continued)
41,196	Credit Suisse Group AG, Class Registered Shares*	$536,303
1,078	Dufry AG, Class Registered Shares*	126,222
182	EMS-Chemie Holding AG, Class Registered Shares	96,883
2,071	Galenica AG, Class Registered Shares	2,401,631
830	Geberit AG, Class Registered Shares	362,105
208	Givaudan SA, Class Registered Shares	430,039
269,480	Glencore PLC, Class Registered Shares*	616,728
5,140	Julius Baer Group Ltd.*	215,833
1,206	Kuehne + Nagel International AG, Class Registered Shares	168,469
10,039	LafargeHolcim Ltd., Class Registered Shares*	532,536
32,291	Lonza Group AG, Class Registered Shares*	6,124,558
163,346	Nestlé SA, Class Registered Shares	13,020,303
142,736	Novartis AG, Class Registered Shares	11,235,494
836	Pargesa Holding SA	57,689
391	Partners Group Holding AG	179,423
82,042	Roche Holding AG	20,021,917
8,329	Schindler Holding AG	1,568,630
439	Schindler Holding AG, Class Registered Shares	82,893
1,012	SGS SA, Class Registered Shares	2,222,537
694	Sika AG	3,309,355
19,396	Sonova Holding AG, Class Registered Shares	2,682,880
13,691	STMicroelectronics NV	102,605
677	Swatch Group AG (The)	174,466
1,189	Swatch Group AG (The), Class Registered Shares	60,482
700	Swiss Life Holding AG, Class Registered Shares*	175,286
1,506	Swiss Prime Site AG, Class Registered Shares*	132,520
7,398	Swiss Re AG	625,213
581	Swisscom AG, Class Registered Shares	277,781
5,990	Syngenta AG, Class Registered Shares	2,609,643
59,609	Temenos Group AG, Class Registered Shares*	3,468,951
353,924	UBS Group AG, Class Registered Shares	5,126,823
56,203	Wolseley PLC	3,235,402
39,066	Zurich Insurance Group AG*	9,999,232

	Total Switzerland	118,837,611

Taiwan — 0.1%
170,000	Taiwan Semiconductor Manufacturing Co., Ltd.	945,550

Thailand — 0.3%
2,126,700	CP ALL PCL	3,822,901

United Kingdom — 18.5%
20,315	3i Group PLC	164,631
19,035	Aberdeen Asset Management PLC	80,239
4,368	Admiral Group PLC	117,782
100,833	Aggreko PLC	1,351,756
30,230	Anglo American PLC*	310,000
145,512	ARM Holdings PLC	3,225,648
10,633	Ashtead Group PLC	177,045
7,527	Associated British Foods PLC	301,371
27,844	AstraZeneca PLC	1,797,700
20,834	Auto Trader Group PLC(b)	102,326
37,105	AVEVA Group PLC	930,959
1,877,684	Aviva PLC	10,619,319
5,553	Babcock International Group PLC	76,279
69,859	BAE Systems PLC	494,334
942,692	Balfour Beatty PLC*	3,495,077

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
United Kingdom — 18.5% — (continued)
4,243,802	Barclays PLC	$9,657,317
21,151	Barratt Developments PLC	137,942
2,701	Berkeley Group Holdings PLC	95,144
415,329	BP PLC	2,330,687
225,231	British American Tobacco PLC	13,998,599
20,654	British Land Co. PLC (The), REIT	180,718
679,420	BT Group PLC	3,456,504
135,504	Bunzl PLC	4,197,401
328,475	Burberry Group PLC	5,639,786
165,717	Capita PLC	2,252,795
116,230	Centrica PLC	355,584
24,080	CNH Industrial NV	176,072
993,980	Cobham PLC	2,115,774
4,659	Coca-Cola European Partners PLC*	178,938
36,213	Compass Group PLC	686,857
2,698	Croda International PLC	117,525
407,551	Diageo PLC	11,300,392
58,122	Dignity PLC	2,053,300
28,818	Direct Line Insurance Group PLC	139,815
20,077	Dixons Carphone PLC	98,047
602,436	Domino’s Pizza Group PLC	2,841,370
3,168	asyJet PLC	46,083
255,013	Essentra PLC	1,727,876
19,884	Fiat Chrysler Automobiles NV	137,943
32,697	G4S PLC	99,352
37,750	GKN PLC	154,575
526,448	GlaxoSmithKline PLC	11,345,482
15,765	Hammerson PLC, REIT	120,609
5,304	Hargreaves Lansdown PLC	92,316
433,579	HSBC Holdings PLC	3,215,851
487,255	ICAP PLC	3,069,093
5,990	IMI PLC	83,203
20,999	Imperial Brands PLC	1,103,021
145,828	Inmarsat PLC	1,477,746
3,967	InterContinental Hotels Group PLC	170,327
19,881	International Consolidated Airlines Group SA	99,965
74,484	Intertek Group PLC	3,422,371
21,956	Intu Properties PLC, REIT	91,332
76,436	ITV PLC	202,178
27,320	J Sainsbury PLC	86,341
4,289	Johnson Matthey PLC	188,467
47,580	Kingfisher PLC	232,143
17,648	Land Securities Group PLC, REIT	254,788
125,409	Legal & General Group PLC	347,952
12,402,113	Lloyds Banking Group PLC	9,704,615
7,034	London Stock Exchange Group PLC	254,968
37,827	Marks & Spencer Group PLC	171,944
18,948	Meggitt PLC	116,654
14,209	Merlin Entertainments PLC(b)	89,839
82,497	National Grid PLC	1,136,987
3,018	Next PLC	219,782
110,314	Old Mutual PLC	281,619
18,835	Pearson PLC	214,476
7,112	Persimmon PLC	171,140
5,413	Petrofac Ltd.	59,234
3,048	Provident Financial PLC	120,494

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
United Kingdom — 18.5% — (continued)
615,426	Prudential PLC	$11,100,135
85,927	Reckitt Benckiser Group PLC	8,310,385
307,553	RELX NV	5,460,974
24,386	RELX PLC	463,399
9,820	Rio Tinto Ltd.	349,359
27,237	Rio Tinto PLC	817,778
273,223	Rolls-Royce Holdings PLC*	2,765,177
73,654	Royal Bank of Scotland Group PLC*	195,845
429,659	Royal Mail PLC	2,902,810
21,468	RSA Insurance Group PLC	140,062
21,420	SABMiller PLC	1,237,665
23,772	Sage Group PLC (The)	226,969
2,961	Schroders PLC	108,518
15,357	Segro PLC, REIT	91,738
5,107	Severn Trent PLC	159,987
198,983	Sky PLC	2,222,690
19,723	Smith & Nephew PLC	318,556
8,858	Smiths Group PLC	156,249
54,720	Spectris PLC	1,392,543
240,559	SSE PLC	4,758,664
11,556	St. James’s Place PLC	149,188
72,200	Standard Chartered PLC*	609,644
44,265	Standard Life PLC	212,294
9,760	Tate & Lyle PLC	94,132
69,007	Taylor Wimpey PLC	146,938
174,735	Tesco PLC*	382,608
145,329	Travis Perkins PLC	3,180,297
148,547	Tullett Prebon PLC	744,632
35,878	Unilever NV, Dutch Certificate	1,648,341
173,387	Unilever PLC	8,047,271
14,739	United Utilities Group PLC	188,430
4,575,784	Vodafone Group PLC	13,806,943
53,024	Weir Group PLC (The)	1,049,446
68,864	Whitbread PLC	3,774,518
620,491	William Hill PLC	2,598,758
46,201	WM Morrison Supermarkets PLC	119,626
378,574	Worldpay Group PLC*(b)	1,486,749
28,516	WPP PLC	659,047

	Total United Kingdom	207,644,164

United States — 1.6%
77,870	Carnival Corp.	3,722,186
170,419	Carnival PLC	8,180,302
611,100	Samsonite International SA	1,933,838
71,949	Shire PLC	4,493,898

	Total United States	18,330,224

	TOTAL COMMON STOCKS (Cost — $1,037,459,230)	1,088,502,448

PREFERRED STOCKS — 1.2%
Brazil — 0.2%
113,800	Telefonica Brasil SA, Class Preferred Shares	1,715,641

Germany — 1.0%
1,201	Bayerische Motoren Werke AG, Class Preferred Shares	90,018
1,592	FUCHS PETROLUB SE, Class Preferred Shares	72,567

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units		Security	Value
Germany — 1.0% — (continued)
3,953		Henkel AG & Co. KgaA, Class Preferred Shares	$519,716
3,307		Porsche Automobil Holding SE, Class Preferred Shares	167,652
3,572		Schaeffler AG, Class Preferred Shares	55,426
76,464		Volkswagen AG, Class Preferred Shares, 1.800%	10,622,558

		Total Germany	11,527,937

		TOTAL PREFERRED STOCKS (Cost — $12,254,366)	13,243,578

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,049,713,596)	1,101,746,026

Face Amount†
SHORT-TERM INVESTMENTS (c) — 2.0%
MONEY MARKET FUND — 0.4%
$4,174,893		Invesco STIT — Government & Agency Portfolio(d) (Cost — $4,174,893)	4,174,893

TIME DEPOSITS — 1.6%
61,367	AUD	ANZ National Bank — London, 0.689% due 9/1/16	46,120
5,631,433		Banco Santander SA — Frankfurt, 0.150% due 9/1/16	5,631,433
		BBH — Grand Cayman:
10,308	CHF	(1.450)% due 9/1/16	10,481
59,662	SEK	(1.115)% due 9/1/16	6,970
2,217	EUR	(0.540)% due 9/1/16	2,473
33,764	DKK	(0.450)% due 9/1/16	5,061
89	JPY	(0.390)% due 9/1/16	1
229,456	HKD	0.005% due 9/1/16	29,578
4,218	SGD	0.010% due 9/1/16	3,096
1	CAD	0.050% due 9/1/16	1
2	GBP	0.050% due 9/1/16	3
36,062	NOK	0.084% due 9/1/16	4,328
9,624,812		0.150% due 9/1/16	9,624,812
20,431	AUD	0.689% due 9/1/16	15,355
415	NZD	1.250% due 9/1/16	301
		BNP Paribas — Paris:
38,129	EUR	(0.540)% due 9/1/16	42,536
20,626	GBP	0.050% due 9/1/16	27,085
36,086		0.150% due 9/1/16	36,086
5,933,440	JPY	Sumitomo — Tokyo, (0.390)% due 9/1/16	57,342
2,590,480		Wells Fargo — Grand Cayman, 0.150% due 9/1/16	2,590,480

		TOTAL TIME DEPOSITS (Cost — $18,133,542)	18,133,542

		TOTAL SHORT-TERM INVESTMENTS (Cost — $22,308,435)	22,308,435

		TOTAL INVESTMENTS — 100.2% (Cost — $1,072,022,031#)	1,124,054,461

		Liabilities in Excess of Other Assets — (0.2)%	(1,711,437)

		TOTAL NET ASSETS — 100.0%	$1,122,343,024

†	Amount denominated in U.S. dollars, unless otherwise noted
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 1.6%.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,094,894,766.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CDI	— Clearing House Electronics System (CHESS) Depositary Interest
GDR	— Global Depositary Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar

Summary of Investments by Security Sector^
Financials	16.7%
Industrials	16.0
Consumer Discretionary	13.7
Health Care	11.6
Consumer Staples	11.3
Information Technology	9.5
Materials	6.5
Telecommunication Services	6.4
Energy	4.3
Utilities	2.0
Short-Term Investments	2.0

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 94.5%
Argentina — 0.7%
44,050	Grupo Supervielle SA, ADR*	$619,343
135,133	YPF SA, ADR	2,295,910

	Total Argentina	2,915,253

Brazil — 7.4%
4,700	AES Tiete Energia SA	24,303
119,200	Ambev SA	708,265
488,771	Ambev SA, ADR	2,898,412
24,597	Banco Bradesco SA	221,625
678,785	Banco do Brasil SA	4,878,114
10,500	Banco Santander Brasil SA	73,736
677,256	BB Seguridade Participações SA	6,112,741
43,736	BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	242,538
14,500	BR Malls Participações SA*	55,402
15,400	BRF SA	256,774
565,500	CCR SA	2,987,144
5,700	CETIP SA — Mercados Organizados	77,126
8,600	Cia de Saneamento Basico do Estado de Sao Paulo	78,261
15,800	Cia Siderurgica Nacional SA*	42,073
426,325	Cielo SA	4,433,996
3,100	Cosan SA Indústria e Comércio	36,110
5,100	CPFL Energia SA	36,715
79,100	CVC Brasil Operadora e Agencia de Viagens SA	549,841
7,900	Duratex SA	21,256
7,700	EDP — Energias do Brasil SA	34,094
16,900	Embraer SA	74,986
4,100	Engie Brasil Energia SA	49,510
5,000	Equatorial Energia SA	78,290
6,300	Fibria Celulose SA	42,934
8,800	Hypermarcas SA	71,116
18,100	JBS SA	70,054
14,000	Klabin SA	73,692
34,900	Kroton Educacional SA	149,125
130,978	Localiza Rent a Car SA	1,634,766
4,800	Lojas Americanas SA	20,763
16,200	Lojas Renner SA	128,561
900	M Dias Branco SA	33,719
2,000	Multiplan Empreendimentos Imobiliarios SA	36,109
86,100	Natura Cosméticos SA	830,702
6,700	Odontoprev SA	26,450
32,000	Ouro Fino Saude Animal Participacoes SA(a)	376,511
75,200	Petroleo Brasileiro SA*	343,210
2,900	Porto Seguro SA	24,738
5,500	Qualicorp SA	38,623
5,800	Raia Drogasil SA	107,177
20,300	Rumo Logistica Operadora Multimodal SA*	45,256
78,500	Smiles SA	1,222,594
4,500	Sul America SA	22,753
21,500	TIM Participações SA	55,320
3,100	TOTVS SA	28,796
2,400	Transmissora Alianca de Energia Eletrica SA	17,240
9,172	Ultrapar Participações SA	211,376
32,500	Vale SA	170,467
230,700	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	2,045,095
14,300	WEG SA	73,190

	Total Brazil	31,871,649

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Chile — 0.2%
64,048	AES Gener SA	$25,456
65,824	Aguas Andinas SA, Class A Shares	39,213
622,256	Banco de Chile	69,024
948	Banco de Credito e Inversiones	41,957
1,670,620	Banco Santander Chile	87,818
32,110	Cencosud SA	94,428
3,735	Cia Cervecerias Unidas SA	39,487
199,393	Colbun SA	42,218
82,440	Empresa Nacional de Electricidad SA	61,821
3,852	Empresa Nacional de Telecomunicaciones SA*	36,362
31,738	Empresas CMPC SA	63,005
11,495	Empresas COPEC SA	100,060
82,610	Endesa Americas SA	36,866
494,680	Enersis Americas SA	82,033
498,330	Enersis Chile SA	53,160
3,934,534	Itau CorpBanca	33,734
7,569	Latam Airlines Group SA*	59,622
15,303	SACI Falabella	108,254

	Total Chile	1,074,518

China — 19.1%
25,000	3SBio Inc.*(b)	25,508
1,930	58.com Inc., ADR*	87,815
207,763	AAC Technologies Holdings Inc.	2,365,330
622,000	Agricultural Bank of China Ltd., Class H Shares(c)	255,110
46,000	Air China Ltd., Class H Shares(c)	33,965
55,841	Alibaba Group Holding Ltd., ADR*	5,427,187
100,000	Aluminum Corp. of China Ltd., Class H Shares*(c)	37,509
31,000	Anhui Conch Cement Co., Ltd., Class H Shares(c)	86,879
25,000	ANTA Sports Products Ltd.	67,481
53,000	AviChina Industry & Technology Co., Ltd., Class H Shares(c)	38,940
39,809	Baidu Inc., ADR*	6,810,126
2,009,000	Bank of China Ltd., Class H Shares(c)	900,484
222,000	Bank of Communications Co., Ltd., Class H Shares(c)	170,827
38,000	Beijing Capital International Airport Co., Ltd., Class H Shares(c)	42,814
160,000	Belle International Holdings Ltd.	103,585
16,000	BYD Co., Ltd., Class H Shares*(c)	111,048
267,000	CGN Power Co,. Ltd., Class H Shares(b)(c)	77,175
221,000	China Cinda Asset Management Co., Ltd., Class H Shares(c)	74,801
226,000	China CITIC Bank Corp., Ltd., Class H Shares(c)	148,672
52,000	China Coal Energy Co., Ltd., Class H Shares*(c)	24,772
112,000	China Communications Construction Co., Ltd., Class H Shares(c)	121,677
60,000	China Communications Services Corp., Ltd., Class H Shares(c)	35,229
34,000	China Conch Venture Holdings Ltd.	65,276
10,214,380	China Construction Bank Corp., Class H Shares(c)	7,610,065
65,000	China COSCO Holdings Co., Ltd., Class H Shares*(c)	21,552
79,000	China Everbright Bank Co., Ltd., Class H Shares(c)	37,305
104,000	China Evergrande Group	71,690
74,500	China Galaxy Securities Co., Ltd., Class H Shares(c)	69,708
102,000	China Huishan Dairy Holdings Co., Ltd.	39,157
196,000	China Life Insurance Co., Ltd., Class H Shares(c)	468,142
52,100	China Lodging Group Ltd., ADR	2,325,223
80,000	China Longyuan Power Group Corp., Ltd., Class H Shares(c)	67,090
1,930,000	China Maple Leaf Educational Systems Ltd.	1,445,407
1,413,000	China Medical System Holdings Ltd.	2,367,768
69,000	China Mengniu Dairy Co., Ltd.	130,603

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
China — 19.1% — (continued)
98,500	China Merchants Bank Co., Ltd., Class H Shares(c)	$238,754
149,000	China Minsheng Banking Corp., Ltd., Class H Shares(c)	159,638
74,000	China National Building Material Co., Ltd., Class H Shares(c)	33,258
46,000	China Oilfield Services Ltd., Class H Shares(c)	35,839
66,600	China Pacific Insurance Group Co., Ltd., Class H Shares(c)	233,380
666,000	China Petroleum & Chemical Corp., Class H Shares(c)	477,145
50,000	China Railway Construction Corp., Ltd., Class H Shares(c)	61,029
101,000	China Railway Group Ltd., Class H Shares(c)	74,588
841,000	China Shenhua Energy Co., Ltd., Class H Shares(c)	1,503,259
95,000	China Shipping Container Lines Co., Ltd., Class H Shares*(c)	19,782
46,000	China Southern Airlines Co., Ltd., Class H Shares(c)	27,192
352,000	China Telecom Corp., Ltd., Class H Shares(c)	181,331
33,200	China Vanke Co., Ltd., Class H Shares(c)	84,897
21,700	Chongqing Changan Automobile Co., Ltd., Class B Shares	33,009
64,000	Chongqing Rural Commercial Bank Co., Ltd., Class H Shares(c)	37,053
54,500	CITIC Securities Co., Ltd., Class H Shares(c)	121,463
1,848,442	CNOOC Ltd.	2,238,267
142,000	Country Garden Holdings Co., Ltd.	72,004
105,000	CRRC Corp., Ltd., Class H Shares(c)	93,675
104,000	CSPC Pharmaceutical Group Ltd.	100,948
8,875	Ctrip.com International Ltd., ADR*	420,231
68,000	Dongfeng Motor Group Co., Ltd., Class H Shares(c)	72,486
20,000	ENN Energy Holdings Ltd.	111,933
65,500	Fosun International Ltd.	90,433
1,732,000	Fu Shou Yuan International Group Ltd.	1,067,121
135,000	Geely Automobile Holdings Ltd.	107,922
34,400	GF Securities Co., Ltd., Class H Shares(c)	74,676
313,000	GOME Electrical Appliances Holding Ltd.	37,051
78,500	Great Wall Motor Co., Ltd., Class H Shares(c)	75,921
52,000	Guangzhou Automobile Group Co., Ltd., Class H Shares(c)	71,429
24,400	Guangzhou R&F Properties Co., Ltd., Class H Shares(c)	41,202
16,000	Haitian International Holdings Ltd.	32,205
77,600	Haitong Securities Co., Ltd., Class H Shares(c)	134,664
18,500	Hengan International Group Co., Ltd.	156,174
42,000	Huadian Power International Corp., Ltd., Class H Shares(c)	18,746
108,000	Huaneng Power International Inc., Class H Shares(c)	65,704
100,000	Huaneng Renewables Corp., Ltd., Class H Shares(c)	37,051
36,800	Huatai Securities Co., Ltd., Class H Shares(b)(c)	77,642
1,899,000	Industrial & Commercial Bank of China Ltd., Class H Shares(c)	1,202,991
196,028	JD.com Inc., ADR*	4,981,071
30,000	Jiangsu Expressway Co., Ltd., Class H Shares(c)	42,128
32,000	Jiangxi Copper Co., Ltd., Class H Shares(c)	36,870
20,000	Kingsoft Corp., Ltd.	40,838
27,929	Kweichow Moutai Co., Ltd., Class A Shares	1,294,519
182,000	Lenovo Group Ltd.	122,305
37,000	Longfor Properties Co., Ltd.	59,503
33,500	Luye Pharma Group Ltd.*	21,254
25,972	NetEase Inc., ADR	5,505,285
19,500	New China Life Insurance Co., Ltd., Class H Shares(c)	78,915
3,358	New Oriental Education & Technology Group Inc., ADR	132,574
176,000	People’s Insurance Co. Group of China Ltd. (The), Class H Shares(c)	70,573
554,000	PetroChina Co., Ltd., Class H Shares(c)	367,327
1,584,000	Phoenix Healthcare Group Co., Ltd.	2,768,386
118,000	PICC Property & Casualty Co., Ltd., Class H Shares(c)	194,392
131,500	Ping An Insurance Group Co. of China Ltd., Class H Shares(c)	678,044
898	Qunar Cayman Islands Ltd., ADR*	26,689

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
China — 19.1% — (continued)
692,000	Semiconductor Manufacturing International Corp.*	$75,497
48,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares(c)	31,018
72,000	Shanghai Electric Group Co., Ltd., Class H Shares*(a)(c)	31,936
10,000	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares(c)	28,953
400,000	Shanghai International Airport Co., Ltd., Class A Shares	1,658,340
23,100	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class B Shares	38,494
17,400	Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares(c)	47,645
262,000	Shenzhou International Group Holdings Ltd.	1,720,475
92,000	Shui On Land Ltd.	26,100
76,000	Sino-Ocean Group Holding Ltd.	35,152
31,500	Sinopec Engineering Group Co., Ltd., Class H Shares(c)	26,056
88,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H Shares(c)	45,075
454,000	Sinopharm Group Co., Ltd., Class H Shares(c)	2,318,140
51,000	Sinotrans Ltd., Class H Shares(c)	25,244
52,500	SOHO China Ltd.	31,285
7,062	SouFun Holdings Ltd., ADR*	31,779
47,000	Sunac China Holdings Ltd.	32,653
25,061	TAL Education Group, ADR*	1,497,645
361,131	Tencent Holdings Ltd.	9,361,325
50,000	Tingyi Cayman Islands Holding Corp.	46,164
23,000	TravelSky Technology Ltd., Class H Shares(c)	49,830
10,000	Tsingtao Brewery Co., Ltd., Class H Shares(c)	33,448
10,139	Vipshop Holdings Ltd., ADR*	143,568
145,000	Want Want China Holdings Ltd.	95,342
1,245,600	Weichai Power Co., Ltd., Class H Shares(c)	1,572,048
5,032,000	Xinyi Solar Holdings Ltd.*	2,065,256
46,000	Yanzhou Coal Mining Co., Ltd., Class H Shares(c)	26,193
724	YY Inc., ADR*	37,250
36,000	Zhejiang Expressway Co., Ltd., Class H Shares(c)	40,046
721,000	Zhengzhou Yutong Bus Co., Ltd., Class A Shares	2,329,621
14,000	Zhuzhou CRRC Times Electric Co., Ltd.	74,266
146,000	Zijin Mining Group Co., Ltd., Class H Shares(c)	48,514
19,000	ZTE Corp., Class H Shares(c)	25,666

	Total China	81,558,710

Colombia — 0.1%
11,531	Cementos Argos SA	45,778
2,169	Corp. Financiera Colombiana SA	28,431
123,625	Ecopetrol SA*	54,902
7,386	Grupo Argos SA	49,003
5,939	Grupo de Inversiones Suramericana SA	77,207
9,779	Interconexion Electrica SA ESP	32,571

	Total Colombia	287,892

Czech Republic — 0.0%
4,079	CEZ AS	71,232
1,924	Komercní Banka AS	65,128
1,576	O2 Czech Republic AS	14,732

	Total Czech Republic	151,092

Egypt — 0.7%
720,598	Commercial International Bank Egypt SAE, Class Registered Shares, GDR	3,030,081

Georgia — 0.6%
63,000	BGEO Group PLC	2,381,684

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Greece — 0.1%
34,948	Alpha Bank AE*	$67,134
46,981	Eurobank Ergasias SA*	28,066
847	FF Group*	20,522
6,204	Hellenic Telecommunications Organization SA	58,875
2,580	JUMBO SA	31,529
138,699	National Bank of Greece SA*	32,545
5,636	OPAP SA	47,314
165,662	Piraeus Bank SA*	27,015
1,168	Titan Cement Co. SA	27,110

	Total Greece	340,110

Hong Kong — 4.5%
284,000	AIA Group Ltd.	1,789,036
82,000	Alibaba Health Information Technology Ltd.*	50,939
290,000	Alibaba Pictures Group Ltd.*	59,725
13,000	Beijing Enterprises Holdings Ltd.	74,453
3,684,000	Beijing Enterprises Water Group Ltd.	2,563,420
76,000	Brilliance China Automotive Holdings Ltd.	86,702
62,000	China Everbright International Ltd.	79,132
24,000	China Everbright Ltd.	49,693
44,000	China Gas Holdings Ltd.	74,660
94,000	China Jinmao Holdings Group Ltd.	29,265
32,000	China Merchants Holdings International Co., Ltd.	90,882
156,000	China Mobile Ltd.	1,920,347
88,737	China Mobile Ltd., ADR	5,387,223
100,000	China Overseas Land & Investment Ltd.	329,465
84,000	China Power International Development Ltd.	31,724
40,000	China Resources Beer Holdings Co., Ltd.	92,373
22,000	China Resources Gas Group Ltd.	73,571
70,000	China Resources Land Ltd.	196,360
48,000	China Resources Power Holdings Co., Ltd.	82,685
46,000	China State Construction International Holdings Ltd.	54,776
40,800	China Taiping Insurance Holdings Co., Ltd.*	81,553
152,000	China Unicom Hong Kong Ltd.	171,651
110,000	CITIC Ltd.	173,009
42,000	COSCO SHIPPING Ports Ltd.	45,399
50,000	Far East Horizon Ltd.	46,610
226,000	Galaxy Entertainment Group Ltd.	733,133
329,000	GCL-Poly Energy Holdings Ltd.	46,416
72,000	Guangdong Investment Ltd.	111,181
32,000	Haier Electronics Group Co., Ltd.	53,541
1,654,431	Huabao International Holdings Ltd.*	636,487
82,000	Kunlun Energy Co., Ltd.	60,089
1,870,000	Man Wah Holdings Ltd.	1,268,204
41,000	Nine Dragons Paper Holdings Ltd.	32,862
13,000	Shanghai Industrial Holdings Ltd.	33,797
31,000	Shimao Property Holdings Ltd.	43,101
112,000	Sino Biopharmaceutical Ltd.	71,717
60,000	Sun Art Retail Group Ltd.	38,648
670,500	Techtronic Industries Co., Ltd.	2,711,597

	Total Hong Kong	19,475,426

Hungary — 1.2%
928	MOL Hungarian Oil & Gas PLC	57,945
123,576	OTP Bank PLC	3,230,905
83,531	Richter Gedeon Nyrt	1,713,836

	Total Hungary	5,002,686

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
India — 8.0%
1,137	ACC Ltd.	$29,065
20,916	Adani Ports & Special Economic Zone Ltd.	81,927
17,264	Ambuja Cements Ltd.	72,500
1,939	Apollo Hospitals Enterprise Ltd.	39,110
28,672	Ashok Leyland Ltd.	37,272
7,256	Asian Paints Ltd.	125,658
6,644	Aurobindo Pharma Ltd.	78,255
284,159	Axis Bank Ltd.	2,528,453
86,308	Axis Bank Ltd., Class Registered Shares, GDR	3,888,373
2,121	Bajaj Auto Ltd.	94,079
407	Bajaj Finance Ltd.	66,964
2,647	Bharat Forge Ltd.	33,532
14,824	Bharat Heavy Electricals Ltd.	30,615
4,385	Bharat Petroleum Corp., Ltd.	39,249
25,305	Bharti Airtel Ltd.	125,558
14,409	Bharti Infratel Ltd.	75,423
190	Bosch Ltd.	68,676
323,174	Cadila Healthcare Ltd.	1,852,264
11,420	Cairn India Ltd.	33,909
72,855	Cholamandalam Investment and Finance Co., Ltd.	1,260,426
8,741	Cipla Ltd.*	74,997
17,538	Coal India Ltd.	87,572
841	Container Corp. Of India Ltd.	17,593
13,307	Dabur India Ltd.	57,865
780,000	Dish TV India Ltd.*	1,146,758
2,013	Divi’s Laboratories Ltd.	39,610
2,984	Dr Reddy’s Laboratories Ltd.	136,887
308	Eicher Motors Ltd.	103,998
603,000	Fortis Healthcare Ltd.*	1,600,337
8,018	GAIL India Ltd.	45,759
256	GlaxoSmithKline Consumer Healthcare Ltd.	23,997
3,495	Glenmark Pharmaceuticals Ltd.	43,816
3,003	Godrej Consumer Products Ltd.	68,033
6,303	Havells India Ltd.	39,397
14,240	HCL Technologies Ltd.	165,364
94,000	HDFC Bank Ltd.	1,811,105
1,260	Hero MotoCorp Ltd.	66,584
28,229	Hindalco Industries Ltd.	66,758
16,456	Hindustan Unilever Ltd.	224,750
39,667	Housing Development Finance Corp., Ltd.	833,442
27,881	ICICI Bank Ltd.	107,359
32,040	Idea Cellular Ltd.	44,685
7,459	Indiabulls Housing Finance Ltd.	90,957
46,441	Infosys Ltd.	715,715
85,609	ITC Ltd.	332,834
2,138	JSW Steel Ltd.	55,780
7,998	Larsen & Toubro Ltd.	180,223
135,539	LIC Housing Finance Ltd.	1,154,129
5,580	Lupin Ltd.	123,483
7,018	Mahindra & Mahindra Financial Services Ltd.	37,368
9,418	Mahindra & Mahindra Ltd.	202,289
11,385	Marico Ltd.	49,550
2,669	Maruti Suzuki India Ltd.	201,091
7,974	Motherson Sumi Systems Ltd.	38,164
584	Nestle India Ltd.	56,593
41,679	NTPC Ltd.	98,910

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
India — 8.0% — (continued)
21,700	Oil & Natural Gas Corp., Ltd.	$76,634
38,373	Phoenix Mills Ltd. (The)	227,625
1,959	Piramal Enterprises Ltd.	53,614
16,158	Power Finance Corp., Ltd.	29,919
35,000	Reliance Industries Ltd.	546,964
211	Shree Cement Ltd.	53,803
3,722	Shriram Transport Finance Co., Ltd.	68,385
1,788	Siemens Ltd.	33,720
39,231	State Bank of India	146,947
155,000	Strides Shasun Ltd.	2,195,048
24,404	Sun Pharmaceutical Industries Ltd.	281,311
23,878	Syngene International Ltd.(b)	168,948
12,832	Tata Consultancy Services Ltd.	481,269
39,921	Tata Motors Ltd.	321,577
9,692	Tata Motors Ltd., Class A Shares	49,614
28,154	Tata Power Co., Ltd.	33,090
7,620	Tata Steel Ltd.	41,967
5,846	Tech Mahindra Ltd.	41,064
7,849	Titan Co., Ltd.	49,119
283,000	TVS Motor Co., Ltd.	1,378,366
896	UltraTech Cement Ltd.	53,843
1,653	United Spirits Ltd.*	56,946
8,964	UPL Ltd.	85,228
144,000	VA Tech Wabag Ltd.	1,224,974
26,211	Vedanta Ltd.	66,399
15,561	Wipro Ltd.	113,564
275,864	Yes Bank Ltd.	5,677,027
14,516	Zee Entertainment Enterprises Ltd.	117,160

	Total India	34,379,185

Indonesia — 4.0%
363,400	Adaro Energy Tbk PT	31,412
44,800	AKR Corporindo Tbk PT	22,504
4,630,500	Astra International Tbk PT	2,840,097
312,500	Bank Central Asia Tbk PT	354,120
11,823	Bank CIMB Niaga Tbk PT*	744
84,900	Bank Danamon Indonesia Tbk PT	26,119
3,712,862	Bank Mandiri Persero Tbk PT	3,142,818
188,600	Bank Negara Indonesia Persero Tbk PT	83,379
280,500	Bank Rakyat Indonesia Persero Tbk PT	246,253
192,800	Bumi Serpong Damai Tbk PT	31,171
186,200	Charoen Pokphand Indonesia Tbk PT	52,266
184,100	Global Mediacom Tbk PT	12,355
12,100	Gudang Garam Tbk PT	58,683
235,900	Hanjaya Mandala Sampoerna Tbk PT	69,622
37,200	Indocement Tunggal Prakarsa Tbk PT	49,580
58,600	Indofood CBP Sukses Makmur Tbk PT	44,031
110,900	Indofood Sukses Makmur Tbk PT	66,182
51,500	Jasa Marga Persero Tbk PT	18,843
531,900	Kalbe Farma Tbk PT	71,894
2,559,900	Link Net Tbk PT	856,681
464,800	Lippo Karawaci Tbk PT	38,507
1,052,178	Matahari Department Store Tbk PT	1,582,130
125,600	Media Nusantara Citra Tbk PT	18,176
275,400	Perusahaan Gas Negara Persero Tbk	62,565
1,684,600	Semen Indonesia Persero Tbk PT	1,255,045

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Indonesia — 4.0% — (continued)
254,000	Summarecon Agung Tbk PT	$33,424
147,100	Surya Citra Media Tbk PT	33,557
1,277,687	Telekomunikasi Indonesia Persero Tbk PT	401,058
73,025	Telekomunikasi Indonesia Persero Tbk PT, ADR(d)	4,548,727
60,800	Tower Bersama Infrastructure Tbk PT	25,504
38,700	Unilever Indonesia Tbk PT	133,076
512,678	United Tractors Tbk PT	723,371
119,000	Waskita Karya Persero Tbk PT	24,859
94,700	XL Axiata Tbk PT*	20,267

	Total Indonesia	16,979,020

Jordan — 0.4%
62,000	Hikma Pharmaceuticals PLC	1,746,024

Kenya — 0.5%
11,000,000	Safaricom Ltd.	2,198,834

Macau — 0.0%
53,400	Wynn Macau Ltd.	74,089

Malaysia — 1.0%
31,600	AirAsia Bhd	23,426
25,600	Alliance Financial Group Bhd	24,825
46,100	AMMB Holdings Bhd	49,980
38,800	Astro Malaysia Holdings Bhd	28,256
67,000	Axiata Group Bhd	90,752
18,800	Berjaya Sports Toto Bhd	15,553
107,653	British American Tobacco Malaysia Bhd	1,308,291
75,500	CIMB Group Holdings Bhd	89,669
78,500	Dialog Group Bhd	29,760
88,600	DiGi.Com Bhd	109,815
32,100	Felda Global Ventures Holdings Bhd	17,963
42,500	Gamuda Bhd	51,187
56,600	Genting Bhd	108,855
74,700	Genting Malaysia Bhd	81,950
5,900	Genting Plantations Bhd	15,402
14,100	HAP Seng Consolidated Bhd	27,093
16,500	Hartalega Holdings Bhd	17,817
16,600	Hong Leong Bank Bhd	53,438
5,900	Hong Leong Financial Group Bhd	23,354
72,200	IHH Healthcare Bhd	116,663
72,500	IJM Corp. Bhd	61,383
56,900	IOI Corp. Bhd	62,020
39,000	IOI Properties Group Bhd	24,268
10,800	Kuala Lumpur Kepong Bhd	62,787
8,600	Lafarge Malaysia Bhd	16,995
86,600	Malayan Banking Bhd	166,994
18,900	Malaysia Airports Holdings Bhd	29,368
47,600	Maxis Bhd	73,786
28,400	MISC Bhd	53,030
60,500	Petronas Chemicals Group Bhd	99,687
5,000	Petronas Dagangan Bhd	28,821
17,400	Petronas Gas Bhd	95,063
12,000	PPB Group Bhd	47,526
68,900	Public Bank Bhd	336,628
20,300	RHB Bank Bhd	25,038
83,200	SapuraKencana Petroleum Bhd*	32,541
63,800	Sime Darby Bhd	124,286

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Malaysia — 1.0% — (continued)
28,900	Telekom Malaysia Bhd	$48,775
85,500	Tenaga Nasional Bhd	311,467
11,800	UMW Holdings Bhd	16,167
25,800	Westports Holdings Bhd	28,333
109,000	YTL Corp. Bhd	45,231
52,300	YTL Power International Bhd	19,228

	Total Malaysia	4,093,471

Malta — 0.0%
8,548	Brait SE*	67,850

Mexico — 3.8%
71,300	Alfa SAB de CV, Class A Shares	116,021
794,600	América Móvil SAB de CV, Series L	474,521
196,131	América Móvil SAB de CV, Class L Shares, ADR	2,347,688
10,600	Arca Continental SAB de CV	66,187
353,700	Cemex SAB de CV*	293,042
12,600	Coca-Cola Femsa SAB de CV, Series L	94,059
545,000	Concentradora Hipotecaria SAPI de CV, REIT	776,708
4,730	El Puerto de Liverpool SAB de CV, Class C1 Shares	51,543
64,800	Fibra Uno Administracion SA de CV, REIT	125,431
46,400	Fomento Economico Mexicano SAB de CV	425,187
19,540	Fomento Económico Mexicano SAB de CV, ADR	1,788,887
24,800	Gentera SAB de CV	48,466
5,475	Gruma SAB de CV, Class B Shares	72,792
9,086	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	90,353
5,255	Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	80,031
41,400	Grupo Bimbo SAB de CV, Series A	117,915
14,300	Grupo Carso SAB de CV, Series A1	58,325
8,600	Grupo Comercial Chedraui SA de CV	20,987
63,100	Grupo Financiero Banorte SAB de CV, Class O Shares	340,079
59,000	Grupo Financiero Inbursa SA, Class O Shares	102,909
4,266	Grupo Financiero Santander Mexico SAB de CV, Class B Shares, ADR	40,826
46,200	Grupo Financiero Santander Mexico SAB de CV, Class B Shares	88,297
15,700	Grupo Lala SAB de CV, Class B Shares	32,894
776,035	Grupo México SAB de CV, Series B	1,940,397
61,700	Grupo Televisa SAB	336,668
3,515	Industrias Peñoles SAB de CV	81,287
742,800	Kimberly-Clark de México SAB de CV, Class A Shares	1,776,716
26,500	Mexichem SAB de CV	61,216
19,800	OHL Mexico SAB de CV*	27,965
970,000	PLA Administradora Industrial S de RL de CV, REIT*	1,620,191
6,730	Promotora y Operadora de Infraestructura SAB de CV	80,706
530,000	Qualitas Controladora SAB de CV	789,434
625,000	Unifin Financiera SAB de CV SOFOM ENR	1,809,027
132,771	Wal-Mart de Mexico SAB de CV	303,315

	Total Mexico	16,480,070

Netherlands — 0.1%
73,421	Steinhoff International Holdings NV	441,034

Pakistan — 0.9%
637,900	Habib Bank Ltd.	1,321,631
633,162	Oil & Gas Development Co., Ltd.	852,096
947,416	Pakistan Petroleum Ltd.	1,477,104

	Total Pakistan	3,650,831

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Peru — 1.1%
4,824	Cia de Minas Buenaventura SAA, ADR*	$59,625
28,050	Credicorp Ltd.	4,394,874
2,150	Southern Copper Corp.	55,513

	Total Peru	4,510,012

Philippines — 1.5%
49,060	Aboitiz Equity Ventures Inc.	78,815
37,300	Aboitiz Power Corp.	35,904
52,800	Alliance Global Group Inc.	18,432
6,250	Ayala Corp.	117,205
185,100	Ayala Land Inc.	152,833
18,090	Bank of the Philippine Islands	40,906
41,600	BDO Unibank Inc.	101,875
101,900	DMCI Holdings Inc.	25,105
238,200	Energy Development Corp.	29,226
845	Globe Telecom Inc.	35,692
1,980	GT Capital Holdings Inc.	65,171
12,950	International Container Terminal Services Inc.	23,293
72,360	JG Summit Holdings Inc.	120,780
10,760	Jollibee Foods Corp.	56,499
284,600	Megaworld Corp.	28,726
331,200	Metro Pacific Investments Corp.	49,114
16,230	Metropolitan Bank & Trust Co.	29,039
48,776	PLDT Inc., ADR(d)	1,881,778
2,465	PLDT Inc.	96,148
41,400	Robinsons Land Corp.	28,293
1,695,000	Robinsons Retail Holdings Inc.	3,052,504
5,740	Security Bank Corp.	26,260
6,080	SM Investments Corp.	88,541
208,700	SM Prime Holdings Inc.	133,408
22,070	Universal Robina Corp.	88,427

	Total Philippines	6,403,974

Poland — 0.3%
2,267	Alior Bank SA*	30,953
839	Bank Handlowy w Warszawie SA	15,649
15,277	Bank Millennium SA*	22,666
3,992	Bank Pekao SA	134,381
873	Bank Zachodni WBK SA	71,825
673	CCC SA	31,386
4,756	Cyfrowy Polsat SA*	29,979
5,619	Enea SA*	14,196
6,104	Energa SA	12,672
1,916	Eurocash SA	21,110
1,123	Grupa Azoty SA	18,452
2,342	Grupa Lotos SA*	17,440
3,524	KGHM Polska Miedz SA	66,162
32	LPP SA	36,879
371	mBank SA*	37,058
16,889	Orange Polska SA	23,277
21,259	PGE Polska Grupa Energetyczna SA	62,906
8,104	Polski Koncern Naftowy ORLEN SA	135,117
44,416	Polskie Gornictwo Naftowe i Gazownictwo SA	60,675
22,047	Powszechna Kasa Oszczednosci Bank Polski SA*	150,233
14,150	Powszechny Zaklad Ubezpieczen SA	100,280
14,745	Synthos SA*	14,656

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Poland — 0.3% — (continued)
26,657	Tauron Polska Energia SA*	$18,985

	Total Poland	1,126,937

Qatar — 0.2%
2,726	Barwa Real Estate Co.	27,325
4,362	Commercial Bank QSC (The)	50,314
20,281	Ezdan Holding Group QSC	104,667
3,938	Industries Qatar QSC	120,973
9,762	Masraf Al Rayan QSC	101,875
2,090	Ooredoo QSC	58,943
737	Qatar Electricity & Water Co. QSC	43,702
7,216	Qatar Gas Transport Co., Ltd.	49,538
3,073	Qatar Insurance Co. SAQ	73,157
1,581	Qatar Islamic Bank SAQ	48,107
5,413	Qatar National Bank SAQ	242,248
9,071	Vodafone Qatar QSC*	29,645

	Total Qatar	950,494

Romania — 0.0%
6,036	New Europe Property Investments PLC	67,127

Russia — 5.2%
1,141,826	Alrosa PJSC	1,315,303
312,146	Gazprom PJSC*	644,409
562,499	Gazprom PJSC, ADR	2,277,017
10,749	Lukoil PJSC	479,004
66,380	Lukoil PJSC, ADR	2,979,418
14,400	Magnit PJSC	2,260,608
45,814	Magnit PJSC, Class Registered Shares, GDR	1,808,212
2,368	MegaFon PJSC, Class Registered Shares, GDR	24,056
1,399	MMC Norilsk Nickel PJSC	204,836
320,409	Mobile TeleSystems PJSC, ADR(d)	2,604,925
34,460	Moscow Exchange MICEX-RTS PJSC	66,987
2,301	Novatek OJSC, Class Registered Shares, GDR	248,248
2,462	PhosAgro PJSC, Class Registered Shares, GDR	33,007
29,370	Rosneft PJSC	154,873
23,120	Rostelecom PJSC	29,066
2,938,000	RusHydro PJSC	35,794
2,599,191	Sberbank of Russia PJSC	5,705,858
5,290	Severstal PJSC	60,856
4,280	Sistema PJSC FC, Class Registered Shares, GDR	36,313
181,300	Surgutneftegas OJSC	86,506
1	T PLUS PJSC*	1
39,238	Tatneft PJSC	190,732
131,070,000	VTB Bank PJSC	137,361
31,000	Yandex NV, Class A Shares*	683,240

	Total Russia	22,066,630

South Africa — 6.9%
1,362	Anglo American Platinum Ltd.*	36,662
10,268	AngloGold Ashanti Ltd.*	167,167
8,644	Aspen Pharmacare Holdings Ltd.*	207,038
10,729	Barclays Africa Group Ltd.	108,858
73,831	Bid Corp., Ltd.*	1,358,913
77,399	Bidvest Group Ltd. (The)	801,008
1,019	Capitec Bank Holdings Ltd.	40,429
5,703	Coronation Fund Managers Ltd.	27,057

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
South Africa — 6.9% — (continued)
8,972	Discovery Ltd.	$73,223
3,612	Exxaro Resources Ltd.	18,473
90,163	FirstRand Ltd.	270,727
24,223	Fortress Income Fund Ltd., Class A Shares	27,090
19,183	Fortress Income Fund Ltd.	44,488
5,307	Foschini Group Ltd. (The)	47,242
19,690	Gold Fields Ltd.	99,604
51,801	Growthpoint Properties Ltd., REIT	89,647
6,123	Hyprop Investments Ltd., REIT	53,546
15,793	Impala Platinum Holdings Ltd.*	60,694
149,445	Imperial Holdings Ltd.	1,605,155
6,258	Investec Ltd.	36,606
2,924	Liberty Holdings Ltd.	22,429
1,011,492	Life Healthcare Group Holdings Ltd.	2,649,624
2,726	Massmart Holdings Ltd.	23,998
26,001	MMI Holdings Ltd.	39,911
2,995	Mondi Ltd.	60,540
6,081	Mr Price Group Ltd.	76,381
43,659	MTN Group Ltd.	357,034
43,195	Naspers Ltd., Class N Shares	7,072,939
95,083	Nedbank Group Ltd.	1,337,864
24,015	Netcare Ltd.	53,715
6,133	Pick n Pay Stores Ltd.	30,626
3,220	Pioneer Foods Group Ltd.	37,253
611,491	PPC Ltd.(d)	247,188
2,310	PSG Group Ltd.	29,537
16,688	Rand Merchant Investment Holdings Ltd.	47,489
110,364	Redefine Properties Ltd., REIT	82,765
12,196	Remgro Ltd.	208,988
7,284	Resilient REIT Ltd.	58,443
50,000	Rhodes Food Group Pty Ltd.	90,048
17,802	RMB Holdings Ltd.	71,174
347,282	Sanlam Ltd.	1,477,323
13,685	Sappi Ltd.*	67,495
14,553	Sasol Ltd.	366,084
224,040	Shoprite Holdings Ltd.	2,875,348
18,532	Sibanye Gold Ltd.	71,736
114,673	Spar Group Ltd. (The)	1,492,492
170,303	Standard Bank Group Ltd.	1,545,546
6,698	Telkom SA SOC Ltd.	27,717
4,122	Tiger Brands Ltd.	107,050
600,000	Transaction Capital Ltd.	454,878
11,189	Truworths International Ltd.	57,975
9,195	Tsogo Sun Holdings Ltd.	18,963
150,565	Vodacom Group Ltd.	1,566,669
290,163	Woolworths Holdings Ltd.	1,593,480

	Total South Africa	29,494,329

South Korea — 10.8%
815	Amorepacific Corp.	281,570
706	AMOREPACIFIC Group	91,693
251	BGF retail Co., Ltd.	45,528
6,659	BNK Financial Group Inc.	52,741
1,902	Celltrion Inc.*	181,915
1,752	Cheil Worldwide, Inc.	24,876
200	CJ CheilJedang Corp.	69,461

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
South Korea — 10.8% — (continued)
369	CJ Corp.	$62,764
479	CJ E&M Corp.	29,842
174	CJ Korea Express Corp.*	31,202
47,109	Coway Co., Ltd.	3,518,044
706	Daelim Industrial Co., Ltd.	51,198
3,187	Daewoo Engineering & Construction Co., Ltd.*	17,352
4,444	DGB Financial Group Inc.	36,216
1,253	Dongbu Insurance Co., Ltd.	75,398
890	Dongsuh Cos., Inc.	24,602
1,210	Doosan Heavy Industries & Construction Co., Ltd.	29,915
497	E-MART Inc.	69,871
1,257	GS Engineering & Construction Corp.*	32,293
1,305	GS Holdings Corp.	57,392
684	GS Retail Co., Ltd.	28,877
7,502	Hana Financial Group Inc.	196,831
1,885	Hankook Tire Co., Ltd.	94,281
132	Hanmi Pharm Co., Ltd.	70,141
294	Hanmi Science Co., Ltd.	35,249
4,728	Hanon Systems	49,469
268	Hanssem Co., Ltd.	35,301
2,668	Hanwha Chemical Corp.	61,171
1,147	Hanwha Corp.	37,635
293,755	Hanwha Life Insurance Co., Ltd.	1,485,807
844	Hotel Shilla Co., Ltd.	51,278
534	Hyosung Corp.	63,112
389	Hyundai Department Store Co., Ltd.	43,663
1,430	Hyundai Development Co- Engineering & Construction	59,717
1,836	Hyundai Engineering & Construction Co., Ltd.	63,376
476	Hyundai Glovis Co., Ltd.	78,193
1,058	Hyundai Heavy Industries Co., Ltd.*	130,256
1,582	Hyundai Marine & Fire Insurance Co., Ltd.	47,863
14,676	Hyundai Mobis Co., Ltd.	3,405,682
3,878	Hyundai Motor Co.	462,335
2,041	Hyundai Steel Co.	93,565
416	Hyundai Wia Corp.	33,885
6,416	Industrials Bank of Korea	67,598
760	Kakao Corp.	55,388
2,983	Kangwon Land Inc.	105,075
83,061	KB Financial Group Inc.	2,890,887
148	KCC Corp.	54,306
571	KEPCO Plant Service & Engineering Co., Ltd.	32,920
6,677	Kia Motors Corp.	250,701
1,483	Korea Aerospace Industries Ltd.	112,492
6,493	Korea Electric Power Corp.	337,133
714	Korea Gas Corp.	27,027
993	Korea Investment Holdings Co., Ltd.	35,592
216	Korea Zinc Co., Ltd.	92,536
930	Korean Air Lines Co., Ltd.*	26,302
15,260	KT&G Corp.	1,599,140
465	Kumho Petrochemical Co., Ltd.	28,689
1,173	LG Chem Ltd.	283,991
2,407	LG Corp.	141,037
5,884	LG Display Co., Ltd.	157,989
2,689	LG Electronics Inc.	124,124
2,704	LG Household & Health Care Ltd.	2,301,441
360	LG Innotek Co., Ltd.	26,589

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
South Korea — 10.8% — (continued)
5,455	LG Uplus Corp.	$56,878
390	Lotte Chemical Corp.	93,392
16	Lotte Chilsung Beverage Co., Ltd.	21,497
145	Lotte Confectionery Co., Ltd.	22,004
280	Lotte Shopping Co., Ltd.	50,702
4,565	Mirae Asset Daewoo Co., Ltd.	32,557
1,882	Mirae Asset Securities Co., Ltd.	39,636
2,898	NAVER Corp.	2,192,471
443	NCSoft Corp.	107,026
3,589	NH Investment & Securities Co., Ltd.	32,515
423	OCI Co., Ltd.*	33,080
91	Orion Corp.	60,556
31	Ottogi Corp.	19,418
1,156	Paradise Co., Ltd.	17,359
1,764	POSCO	364,034
1,157	Posco Daewoo Corp.	23,677
482	S-1 Corp.	44,474
1,919	Samsung C&T Corp.	260,399
884	Samsung Card Co., Ltd.	34,971
1,420	Samsung Electro-Mechanics Co., Ltd.	67,655
8,538	Samsung Electronics Co., Ltd.	12,378,530
841	Samsung Fire & Marine Insurance Co., Ltd.	202,330
3,810	Samsung Heavy Industries Co., Ltd.*	33,013
1,775	Samsung Life Insurance Co., Ltd.	163,222
1,391	Samsung SDI Co., Ltd.	143,633
880	Samsung SDS Co., Ltd.	125,592
1,462	Samsung Securities Co., Ltd.	45,964
111,391	Shinhan Financial Group Co., Ltd.	4,080,172
188	Shinsegae Inc. .	34,289
1,158	SK Holdings Co., Ltd.	219,029
108,271	SK Hynix Inc.	3,540,098
1,637	SK Innovation Co., Ltd.	212,275
3,204	SK Networks Co., Ltd.	18,163
514	SK Telecom Co., Ltd.	100,351
1,140	S-Oil Corp.	71,948
18,250	Soulbrain Co., Ltd.	1,011,025
7,823	Woori Bank	74,353
197	Yuhan Corp.	50,683

	Total South Korea	46,241,488

Spain — 0.6%
142,000	CIE Automotive SA	2,700,651

Switzerland — 0.7%
39,600	Luxoft Holding Inc., Class A Shares*	2,031,876
49,800	Wizz Air Holdings PLC*(b)	1,046,862

	Total Switzerland	3,078,738

Taiwan — 8.0%
74,000	Acer Inc.*	33,129
2,064,090	Advanced Semiconductor Engineering Inc.	2,537,529
8,000	Advantech Co., Ltd.	65,020
208,300	Aerospace Industrial Development Corp.	293,246
60,000	Asia Cement Corp.	53,522
54,000	Asia Pacific Telecom Co., Ltd.*	18,176
18,000	Asustek Computer Inc.	151,298
219,000	AU Optronics Corp.	85,542

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Taiwan — 8.0% — (continued)
372,000	Basso Industry Corp.	$1,316,362
4,000	Casetek Holdings Ltd.	14,008
17,000	Catcher Technology Co., Ltd.	121,831
206,000	Cathay Financial Holding Co., Ltd.	260,371
26,000	Chailease Holding Co., Ltd.	44,850
125,080	Chang Hwa Commercial Bank Ltd.	62,808
49,000	Cheng Shin Rubber Industry Co., Ltd.	103,930
13,000	Chicony Electronics Co., Ltd.	32,113
67,000	China Airlines Ltd.	19,420
345,000	China Development Financial Holding Corp.	87,060
88,000	China Life Insurance Co., Ltd.	77,891
298,000	China Steel Corp.	206,641
96,000	Chunghwa Telecom Co., Ltd.	344,796
108,000	Compal Electronics Inc.	63,857
411,000	CTBC Financial Holding Co., Ltd.	237,731
49,000	Delta Electronics Inc.	254,130
199,000	E.Sun Financial Holding Co., Ltd.	111,971
5,000	Eclat Textile Co., Ltd.	62,773
51,450	Eva Airways Corp.	23,747
44,000	Evergreen Marine Corp. Taiwan Ltd.*	16,611
82,000	Far Eastern New Century Corp.	60,449
41,000	Far EasTone Telecommunications Co., Ltd.	95,166
8,000	Feng TAY Enterprise Co., Ltd.	37,977
243,485	First Financial Holding Co., Ltd.	124,946
81,000	Formosa Chemicals & Fibre Corp.	210,388
29,000	Formosa Petrochemical Corp.	84,685
104,000	Formosa Plastics Corp.	256,612
20,000	Formosa Taffeta Co., Ltd.	19,320
23,000	Foxconn Technology Co., Ltd.*	64,399
168,000	Fubon Financial Holding Co., Ltd.	237,231
7,000	Giant Manufacturing Co., Ltd.	44,798
1,000	Hermes Microvision Inc.	42,869
21,000	Highwealth Construction Corp.	32,569
5,100	Hiwin Technologies Corp.	26,309
1,070,750	Hon Hai Precision Industry Co., Ltd.	2,970,018
6,000	Hotai Motor Co., Ltd.	66,184
17,000	HTC Corp.*	45,442
186,912	Hua Nan Financial Holdings Co., Ltd.	96,210
227,000	Innolux Corp.	80,087
66,000	Inotera Memories Inc.*	55,756
63,000	Inventec Corp.	46,776
13,541	Largan Precision Co., Ltd.	1,513,219
53,264	Lite-On Technology Corp.	80,452
38,000	MediaTek Inc.	297,776
275,000	Mega Financial Holding Co., Ltd.	186,974
5,000	Merida Industry Co., Ltd.	20,250
120,000	Nan Ya Plastics Corp.	228,733
17,000	Nanya Technology Corp.	20,104
4,000	Nien Made Enterprise Co., Ltd.	45,307
15,000	Novatek Microelectronics Corp.	51,313
4,000	OBI Pharma Inc.*	50,048
49,000	Pegatron Corp.	117,195
4,000	Phison Electronics Corp.	28,928
56,000	Pou Chen Corp.	81,011
17,000	Powertech Technology Inc.	44,068
136,000	Poya International Co., Ltd.	2,033,542

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Taiwan — 8.0% — (continued)
14,539	President Chain Store Corp.	$115,167
68,000	Quanta Computer Inc.	125,672
11,000	Realtek Semiconductor Corp.	44,019
21,000	Ruentex Development Co., Ltd.*	24,593
14,000	Ruentex Industries Ltd.	21,696
209,000	Shin Kong Financial Holding Co., Ltd.*	45,781
55,000	Siliconware Precision Industries Co., Ltd.	82,024
7,000	Simplo Technology Co., Ltd.	22,962
258,300	SinoPac Financial Holdings Co., Ltd.	75,549
9,990	Standard Foods Corp.	24,619
35,700	Synnex Technology International Corp.	37,701
4,000	TaiMed Biologics Inc.*	24,721
217,689	Taishin Financial Holding Co., Ltd.	82,220
97,000	Taiwan Business Bank*	25,899
84,000	Taiwan Cement Corp.	95,287
195,810	Taiwan Cooperative Financial Holding Co., Ltd.	86,008
19,000	Taiwan Fertilizer Co., Ltd.	25,067
42,000	Taiwan Mobile Co., Ltd.	147,402
2,903,132	Taiwan Semiconductor Manufacturing Co., Ltd.	16,147,392
48,000	Teco Electric and Machinery Co., Ltd.	40,305
6,000	Transcend Information Inc.	17,304
122,000	Uni-President Enterprises Corp.	230,217
307,000	United Microelectronics Corp.	111,228
23,000	Vanguard International Semiconductor Corp.	43,025
62,824	Wistron Corp.	46,098
38,000	WPG Holdings Ltd.	45,150
243,000	Yuanta Financial Holding Co., Ltd.	86,168
22,000	Yulon Motor Co., Ltd.	19,030
10,000	Zhen Ding Technology Holding Ltd.	19,997

	Total Taiwan	34,109,775

Thailand — 2.3%
26,300	Advanced Info Service PCL, NVDR	125,406
10,800	Airports of Thailand PCL, NVDR	125,249
6,400	Bangkok Bank PCL, Class Registered Shares	31,266
97,700	Bangkok Dusit Medical Services PCL, NVDR	66,296
173,300	Bangkok Expressway & Metro PCL, NVDR	38,464
39,300	Banpu PCL, NVDR	17,774
24,800	BEC World PCL, NVDR	16,044
149,400	BTS Group Holdings PCL, NVDR	39,017
9,000	Bumrungrad Hospital PCL, NVDR	44,123
33,700	Central Pattana PCL, NVDR	58,525
68,400	Charoen Pokphand Foods PCL, NVDR	64,206
2,259,700	CP ALL PCL, NVDR	4,057,693
12,600	Delta Electronics Thailand PCL, NVDR	26,930
3,400	Electricity Generating PCL, NVDR	19,394
28,000	Energy Absolute PCL, NVDR	20,397
13,000	Glow Energy PCL, NVDR	29,984
99,300	Home Product Center PCL, NVDR	31,197
36,400	Indorama Ventures PCL, NVDR	33,528
254,400	IRPC PCL, NVDR	35,485
237,300	Kasikornbank PCL	1,352,726
89,600	Krung Thai Bank PCL, NVDR	49,098
54,200	Minor International PCL, NVDR	64,334
374,464	PTT Exploration & Production PCL	878,579
35,200	PTT Exploration & Production PCL, NVDR	81,944

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Thailand — 2.3% — (continued)
52,500	PTT Global Chemical PCL, NVDR	$92,072
25,300	PTT PCL, NVDR	253,670
12,600	Robinson Department Store PCL, NVDR	23,174
106,300	Siam Cement PCL (The), Class Registered Shares	1,625,200
2,800	Siam Cement PCL, NVDR	42,858
39,500	Siam Commercial Bank PCL (The), NVDR	181,988
20,700	Thai Oil PCL, NVDR	42,216
48,400	Thai Union Group PCL, NVDR	29,992
338,600	TMB Bank PCL, NVDR	22,063
253,200	True Corp. PCL, NVDR	59,158

	Total Thailand	9,680,050

Turkey — 3.2%
785,872	Akbank TAS	2,078,978
5,229	Anadolu Efes Biracilik Ve Malt Sanayii AS	32,445
5,951	Arcelik AS	42,561
117,000	AvivaSA Emeklilik ve Hayat AS	751,791
5,364	BIM Birlesik Magazalar AS	91,968
1,916	Coca-Cola Icecek AS	23,944
47,768	Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	47,021
35,358	Eregli Demir ve Celik Fabrikalari TAS	53,176
1,752	Ford Otomotiv Sanayi AS	19,012
23,168	Haci Ömer Sabanci Holding AS	71,100
392,716	KOC Holding AS	1,705,851
16,988	Petkim Petrokimya Holding AS	26,262
4,165	TAV Havalimanlari Holding AS	16,118
172,122	Tofas Turk Otomobil Fabrikasi AS	1,266,443
60,139	Tüpras Türkiye Petrol Rafinerileri AS	1,176,363
14,117	Turk Hava Yollari AO*	24,466
228,048	Türk Telekomunikasyon AS	458,330
517,861	Turkcell Iletisim Hizmetleri AS	1,739,293
58,362	Türkiye Garanti Bankasi AS	150,487
16,010	Türkiye Halk Bankasi AS	48,099
872,679	Türkiye Is Bankasi, Class C Shares	1,419,935
5,600,000	Turkiye Sinai Kalkinma Bankasi AS	2,561,499
18,216	Türkiye Sise ve Cam Fabrikalari AS	21,054
19,105	Türkiye Vakiflar Bankasi TAO, Class D Shares	28,106
3,889	Ulker Biskuvi Sanayi AS	27,261
22,103	Yapi ve Kredi Bankasi AS*	27,021

	Total Turkey	13,908,584

United Arab Emirates — 0.2%
49,559	Abu Dhabi Commercial Bank PJSC	86,627
79,701	Aldar Properties PJSC	59,894
57,148	Arabtec Holding PJSC*	22,722
4,206	DP World Ltd.	77,814
50,379	Dubai Financial Market PJSC	18,315
31,535	Dubai Islamic Bank PJSC	46,880
49,119	Emaar Malls Group PJSC	36,878
88,548	Emaar Properties PJSC	171,183
44,012	Emirates Telecommunications Group Co. PJSC	236,415
22,832	First Gulf Bank PJSC	72,836
17,176	National Bank of Abu Dhabi PJSC	42,657

	Total United Arab Emirates	872,221

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
United Kingdom — 0.2%
275,000	International Personal Finance PLC	$981,286

	TOTAL COMMON STOCKS (Cost — $372,599,769)	404,391,805

PREFERRED STOCKS — 2.2%
Brazil — 1.0%
70,200	Banco Bradesco SA, Class Preferred Shares	631,651
3,900	Braskem SA, Class Preferred A Shares	29,114
5,700	Centrais Eletricas Brasileiras SA, Class Preferred B Shares*	50,300
4,000	Cia Brasileira de Distribuicao, Class Preferred Shares	62,372
19,100	Cia Energetica de Minas Gerais, Class Preferred Shares	51,747
4,800	Cia Energetica de Sao Paulo, Class Preferred B Shares	20,049
2,600	Cia Paranaense de Energia, Class Preferred B Shares	26,534
23,200	Gerdau SA, Class Preferred Shares	65,226
191,900	Itaú Unibanco Holding SA, Class Preferred Shares	2,130,143
98,500	Itausa — Investimentos Itau SA, Class Preferred Shares	262,288
14,800	Lojas Americanas SA, Class Preferred Shares	88,122
104,812	Petroleo Brasileiro SA, Class Preferred Shares*	417,022
10,200	Suzano Papel e Celulose SA, Class Preferred A Shares	32,214
11,300	Telefonica Brasil SA, Class Preferred Shares	170,358
48,700	Vale SA, Class Preferred Shares	218,194

	Total Brazil	4,255,334

Chile — 0.0%
6,556	Embotelladora Andina SA, Class Preferred B Shares	23,477
2,428	Sociedad Quimica y Minera de Chile SA, Class Preferred B Shares	61,773

	Total Chile	85,250

Colombia — 0.4%
163,000	Banco Davivienda SA, Class Preferred Shares	1,600,222
11,482	Bancolombia SA, Class Preferred Shares	112,413
88,943	Grupo Aval Acciones y Valores SA, Class Preferred Shares	37,405
2,555	Grupo de Inversiones Suramericana SA, Class Preferred Shares	32,837

	Total Colombia	1,782,877

Russia — 0.0%
175,600	Surgutneftegaz OJSC, Class Preferred Shares	87,950
39	Transneft PJSC, Class Preferred Shares	92,416

	Total Russia	180,366

South Korea — 0.8%
226	Amorepacific Corp., Class Preferred Shares	44,607
1,530	Hyundai Motor Co., Class Preferred Shares	135,354
194	LG Chem, Ltd., Class Preferred Shares	31,277
52	LG Household & Health Care Ltd., Class Preferred Shares	26,514
2,499	Samsung Electronics Co., Ltd., Class Preferred Shares	2,960,462

	Total South Korea	3,198,214

	TOTAL PREFERRED STOCKS (Cost — $8,974,027)	9,502,041

RIGHTS — 0.0%
Brazil — 0.0%
150	AES Tiete Energia SA*	192

South Africa — 0.0%
978,782	PPC Ltd.*	131,765

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units		Security	Value
South Korea — 0.0%
296		Hanwha Corp.*(a)	$—

		TOTAL RIGHTS (Cost — $536,386)	131,957

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $382,110,182)	414,025,803

Face Amount†
SHORT-TERM INVESTMENTS (e) — 4.1%
MONEY MARKET FUND — 0.9%
$3,683,541		Invesco STIT — Government & Agency Portfolio(f) (Cost — $3,683,541)	3,683,541

TIME DEPOSITS — 3.2%
1,768,875		ANZ National Bank — London, 0.150% due 9/1/16	1,768,875
		BBH — Grand Cayman:
62,384	HKD	0.005% due 9/1/16	8,042
18	GBP	0.050% due 9/1/16	23
8	ZAR	6.440% due 9/1/16	1
		BNP Paribas — Paris:
28,023	EUR	(0.540)% due 9/1/16	31,262
5,874,991		0.150% due 9/1/16	5,874,991
726,206		Citibank N.A. — Puerto Rico, 0.150% due 9/1/16	726,206
1,163,569	HKD	HSBC Bank — Hong Kong, 0.005% due 9/1/16	149,992
52,336	SGD	HSBC Bank — Singapore, 0.010% due 9/1/16	38,413
1,049,462	ZAR	HSBC Bank PLC — London, 6.440% due 9/1/16	71,354
4,984,804		Skandinaviska Enskilda Banken AB — Stockholm, 0.150% due 9/1/16	4,984,804

		TOTAL TIME DEPOSITS (Cost — $13,653,963)	13,653,963

		TOTAL SHORT-TERM INVESTMENTS (Cost — $17,337,504)	17,337,504

		TOTAL INVESTMENTS — 100.8% (Cost — $399,447,686#)	431,363,307

		Liabilities in Excess of Other Assets — (0.8)%	(3,309,431)

		TOTAL NET ASSETS — 100.0%	$428,053,876

†	Amount denominated in U.S. dollars, unless otherwise noted
*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Security trades on the Hong Kong exchange.
(d)	All or a portion of this security is on loan (See Note 1).
(e)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 3.2%
(f)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $411,633,468.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Financials	26.1%
Information Technology	20.4
Consumer Discretionary	13.5
Consumer Staples	8.7
Telecommunication Services	6.9
Energy	5.3
Industrials	5.1
Health Care	5.1
Materials	3.3
Utilities	1.6
Short-Term Investments	4.0

100.0%

^	As a percentage of total investments.

At August 31, 2016, Emerging Markets Equity Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Market Value	Unrealized (Depreciation)
Contracts to Buy:
E-mini MSCI Emerging Markets Index September Futures	20	9/16	$887,900	$(12,626)

Currency Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
CORPORATE BONDS & NOTES — 27.6%
Aerospace & Defense — 0.3%
$35,000	BBB+	BAE Systems Holdings Inc., Company Guaranteed Notes, 3.850% due 12/15/25(a)	$37,381
30,000	A+	General Dynamics Corp., Company Guaranteed Notes, 2.125% due 8/15/26	29,689
		Harris Corp., Senior Unsecured Notes:
120,000	BBB-	4.854% due 4/27/35	134,647
148,000	BBB-	5.054% due 4/27/45	173,678
		Lockheed Martin Corp., Senior Unsecured Notes:
30,000	BBB+	3.100% due 1/15/23	31,716
170,000	BBB+	3.550% due 1/15/26	185,109
45,000	BBB+	3.600% due 3/1/35	46,609
172,000	BBB+	4.500% due 5/15/36	199,754
50,000	BBB	Northrop Grumman Corp., Senior Unsecured Notes, 3.850% due 4/15/45	53,536
		United Technologies Corp.:
910,000	BBB+	Junior Subordinated Notes, step bond to yield, 1.778% due 5/4/18	916,664
80,000	A-	Senior Unsecured Notes, 4.500% due 6/1/42	95,070

		Total Aerospace & Defense	1,903,853

Airlines — 0.6%
599,336	A	American Airlines Class A Pass Through Trust, Series 2013-2, Pass Thru Certificates, 4.950% due 1/15/23	656,272
323,764	BBB-	American Airlines Class B Pass Through Trust, Series 2013-1, Pass Thru Certificates, 5.625% due 1/15/21(a)	337,929
291,777	BBB-	American Airlines Class B Pass Through Trust, Series 2013-2, Pass Thru Certificates, 5.600% due 7/15/20(a)	306,002
216,418	A	Continental Airlines Inc. Class A-1 Pass Through Trust, Series 1999-2, Pass Thru Certificates, 7.256% due 3/15/20	232,649
630,601	A	Delta Air Lines Class A Pass Through Trust, Series 2009-1, Pass Thru Certificates, 7.750% due 12/17/19	716,835
625,000	BBB+	JetBlue Airways G-2 Pass Through Trust, Series 2004-2, Pass Thru Certificates, 1.267% due 11/15/16(b)	620,312
287,569	BBB	Northwest Airlines Inc. Class A-1 Pass Through Trust, Pass Thru Certificates, 7.041% due 4/1/22	328,188
218,596	A+	UAL Pass Through Trust, Series 2009-1, Pass Thru Certificates, 10.400% due 11/1/16	221,317
25,724	A	UAL Pass Through Trust, Series 2009-2A, Pass Thru Certificates, 9.750% due 1/15/17	26,464
508,829	A	US Airways Pass Through Trust, Series 2001-1G, Pass Thru Certificates, 7.076% due 3/20/21	550,171

		Total Airlines	3,996,139

Automobiles — 0.1%
21,000	BBB	Delphi Corp., Company Guaranteed Notes, 4.150% due 3/15/24	22,476
120,000	BBB	Ford Motor Co., Senior Unsecured Notes, 4.750% due 1/15/43	130,317
		General Motors Co., Senior Unsecured Notes:
260,000	BBB-	6.250% due 10/2/43	312,741
455,000	BBB-	5.200% due 4/1/45	486,297

		Total Automobiles	951,831

Banks — 5.0%
728,000	AAA	Bank Nederlandse Gemeenten NV, Senior Unsecured Notes, 1.125% due 5/25/18(a)	728,827
		Bank of America Corp.:
		Senior Unsecured Notes:
850,000	Baa1(c)	8.950% due 5/18/17(b)	848,121
1,584,000	Baa1(c)	9.570% due 6/6/17(b)	1,576,799
70,000	BBB+	5.750% due 12/1/17	73,634
139,000	BBB+	2.000% due 1/11/18	139,912
280,000	BBB+	5.650% due 5/1/18	298,180
108,000	BBB+	1.950% due 5/12/18	108,847

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 5.0% — (continued)
$262,000	BBB+	2.600% due 1/15/19	$268,025
173,000	BBB+	2.250% due 4/21/20	174,788
400,000	BBB+	5.000% due 5/13/21	449,268
300,000	BBB+	3.300% due 1/11/23	312,254
490,000	BBB+	4.125% due 1/22/24	534,859
630,000	BBB+	4.000% due 4/1/24	682,671
594,000	BBB+	3.875% due 8/1/25	637,969
270,000	BBB+	3.500% due 4/19/26	282,631
170,000	BBB+	5.000% due 1/21/44	204,605
270,000	BBB+	4.875% due 4/1/44	318,461
		Subordinated Notes:
990,000	BBB	4.200% due 8/26/24	1,052,642
610,000	BBB	4.000% due 1/22/25	637,291
400,000	BBB	3.950% due 4/21/25	417,407
20,000	BBB	4.450% due 3/3/26	21,580
		Bank of America NA:
390,000	A	Senior Unsecured Notes, 1.650% due 3/26/18	391,973
300,000	BBB+	Subordinated Notes, 6.100% due 6/15/17	311,284
195,000	A+	Bank of Montreal, Senior Unsecured Notes, 1.500% due 7/18/19	195,010
100,000	BBB-	Barclays Bank PLC, Subordinated Notes, 5.140% due 10/14/20	108,251
		Barclays PLC:
		Senior Unsecured Notes:
380,000	BBB	3.200% due 8/10/21	382,762
260,000	BBB	4.375% due 1/12/26	271,947
		Subordinated Notes:
200,000	BB+	4.375% due 9/11/24	203,007
200,000	BB+	5.200% due 5/12/26	208,815
		BNP Paribas SA:
260,000	A	Senior Unsecured Notes, 2.375% due 9/14/17	262,615
200,000	BBB+	Subordinated Notes, 4.375% due 5/12/26(a)	207,364
		Capital One Financial Corp.:
560,000	BBB	Senior Unsecured Notes, 3.500% due 6/15/23	586,296
		Subordinated Notes:
180,000	BBB-	4.200% due 10/29/25	188,531
250,000	BBB-	3.750% due 7/28/26	251,706
800,000	BBB-	Chase Capital III, Limited Guaranteed Notes, 1.392% due 3/1/27(b)	702,000
		CIT Group Inc., Senior Unsecured Notes:
290,000	BB+	6.625% due 4/1/18(a)	309,720
300,000	BB+	5.000% due 8/15/22	318,750
15,000	BBB+	Citizens Financial Group Inc., Senior Unsecured Notes, 2.375% due 7/28/21	15,105
		Cooperatieve Rabobank UA:
340,000	BBB+	Bank Guaranteed Notes, 4.375% due 8/4/25	361,670
		Company Guaranteed Notes:
160,000	A+	3.375% due 1/19/17	161,457
310,000	BBB+	4.625% due 12/1/23	336,617
320,000	BBB-	Junior Subordinated Notes, 11.000%(a)(b)(d)	391,800
320,000	A+	Senior Unsecured Notes, 2.500% due 1/19/21	329,133
450,000	BBB	Credit Agricole SA, Subordinated Notes, 4.375% due 3/17/25(a)	464,644
750,000	A	Credit Suisse AG, Senior Unsecured Notes, 1.700% due 4/27/18	750,721
		Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed Notes:
505,000	BBB+	2.750% due 3/26/20	506,646
250,000	BBB+	3.125% due 12/10/20	253,914
320,000	BBB+	4.550% due 4/17/26(a)	338,907
195,000	BBB+	Deutsche Bank AG, Senior Unsecured Notes, 2.850% due 5/10/19	195,850

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 5.0% — (continued)
		Discover Bank/Greenwood DE, Senior Unsecured Notes:
$900,000	BBB	2.600% due 11/13/18	$913,960
250,000	BBB	3.100% due 6/4/20	257,558
1,510,000	BBB-	HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(a)	1,619,605
		HSBC Holdings PLC:
210,000	Baa3(c)	Junior Subordinated Notes, 6.375%(b)(d)	207,900
		Subordinated Notes:
390,000	BBB+	4.250% due 8/18/25	405,811
390,000	BBB+	6.500% due 9/15/37	507,276
200,000	BBB+	5.250% due 3/14/44	229,571
		HSBC USA Inc., Senior Unsecured Notes:
385,000	A	2.350% due 3/5/20	387,622
185,000	A	2.750% due 8/7/20	189,175
335,000	A	ING Bank NV, Senior Unsecured Notes, 1.800% due 3/16/18(a)	336,726
810,000	BB	Intesa Sanpaolo SpA, Subordinated Notes, 5.017% due 6/26/24(a)	765,853
525,000	A	Lloyds Bank PLC, Company Guaranteed Notes, 1.750% due 5/14/18	524,880
		Lloyds Banking Group PLC, Subordinated Notes:
245,000	BBB-	4.582% due 12/10/25(a)	251,984
201,000	BBB-	4.650% due 3/24/26	209,185
480,000	BBB-	M&T Bank Corp., Junior Subordinated Notes, 6.875%(d)	484,200
530,000	A	Macquarie Bank Ltd., Senior Unsecured Notes, 1.364% due 10/27/17(a)(b)	530,153
300,000	A-	Nordea Bank AB, Subordinated Notes, 4.875% due 5/13/21(a)	332,246
470,000	Aaa(c)	Royal Bank of Canada, Covered Notes, 2.200% due 9/23/19	479,620
		Royal Bank of Scotland Group PLC:
250,000	BBB-	Senior Unsecured Notes, 6.400% due 10/21/19	277,718
		Subordinated Notes:
30,000	BB	6.125% due 12/15/22	32,111
320,000	BB	6.100% due 6/10/23	340,459
152,000	BB	6.000% due 12/19/23	161,115
110,000	BB	5.125% due 5/28/24	111,545
70,000	BB+	Royal Bank of Scotland NV, Company Guaranteed Notes, 4.650% due 6/4/18	72,011
		Santander Holdings USA Inc., Senior Unsecured Notes:
219,000	BBB+	3.450% due 8/27/18	224,498
160,000	BBB+	2.700% due 5/24/19	161,944
55,000	BBB+	2.650% due 4/17/20	55,586
120,000	BBB+	4.500% due 7/17/25	125,934
180,000	BBB	Santander UK Group Holdings PLC, Senior Unsecured Notes, 2.875% due 10/16/20	181,640
		Santander UK PLC:
900,000	A	Senior Unsecured Notes, 1.650% due 9/29/17	901,272
170,000	BBB-	Subordinated Notes, 7.950% due 10/26/29	215,890
600,000	BBB-	Standard Chartered PLC, Subordinated Notes, 5.700% due 3/26/44(a)	671,652
470,000	BBB	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570%(b)(d)	473,231
		Wells Fargo & Co.:
60,000	BBB	Junior Subordinated Notes, 5.875%(b)(d)	66,342
		Senior Unsecured Notes:
249,000	A	2.600% due 7/22/20	256,492
235,000	A	2.550% due 12/7/20	241,861
41,000	A	3.550% due 9/29/25	43,965
925,000	A	3.000% due 4/22/26	950,225
134,000	A	3.900% due 5/1/45	142,559
		Subordinated Notes:
330,000	A-	3.450% due 2/13/23	346,439
169,000	A-	4.480% due 1/16/24	187,475
580,000	A-	4.300% due 7/22/27	641,691
30,000	A-	5.375% due 11/2/43	36,125

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 5.0% — (continued)
$110,000	A-	5.606% due 1/15/44	$137,708
250,000	A-	4.650% due 11/4/44	275,163
450,000	A-	4.900% due 11/17/45	515,238
320,000	A-	4.400% due 6/14/46	342,497
250,000	A	Wells Fargo Bank NA, Subordinated Notes, 6.000% due 11/15/17	263,571
100,000	BBB	Wells Fargo Capital X, Limited Guaranteed Notes, 5.950% due 12/15/36	111,000
380,000	AA-	Westpac Banking Corp., Senior Unsecured Notes, 4.875% due 11/19/19	417,023

		Total Banks	36,390,571

Beverages — 1.0%
		Anheuser-Busch InBev Finance Inc., Company Guaranteed Notes:
212,000	A-	2.650% due 2/1/21	218,842
660,000	A-	3.300% due 2/1/23	693,666
2,063,000	A-	3.650% due 2/1/26	2,204,891
145,000	A-	4.700% due 2/1/36	168,814
969,000	A-	4.900% due 2/1/46	1,180,237
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
290,000	A-	5.000% due 4/15/20	322,216
200,000	A-	2.500% due 7/15/22	204,287
60,000	A-	3.750% due 7/15/42	61,574
545,000	A-	Coca-Cola Femsa SAB de CV, Company Guaranteed Notes, 4.625% due 2/15/20	591,769
275,000	BB+	Constellation Brands Inc., Company Guaranteed Notes, 6.000% due 5/1/22	320,375
173,000	A-	Diageo Capital PLC, Company Guaranteed Notes, 4.828% due 7/15/20	193,808
160,000	A-	Diageo Investment Corp., Company Guaranteed Notes, 2.875% due 5/11/22	167,682
275,000	BB-	DS Services of America Inc., Secured Notes, 10.000% due 9/1/21(a)	310,062
		Molson Coors Brewing Co., Company Guaranteed Notes:
50,000	BBB-	3.500% due 5/1/22(e)	53,483
40,000	BBB-	3.000% due 7/15/26	40,594
30,000	BBB-	4.200% due 7/15/46	31,827
250,000	A	PepsiCo Inc., Senior Unsecured Notes, 7.900% due 11/1/18	285,947
		Pernod Ricard SA, Senior Unsecured Notes:
200,000	BBB-	2.950% due 1/15/17(a)	201,315
190,000	BBB-	4.450% due 1/15/22(a)	209,525

		Total Beverages	7,460,914

Biotechnology — 0.3%
		Amgen Inc., Senior Unsecured Notes:
70,000	A	3.625% due 5/22/24	75,662
54,000	A	4.563% due 6/15/48(a)	58,540
173,000	A	4.663% due 6/15/51(a)	186,361
		Biogen Inc., Senior Unsecured Notes:
60,000	A-	3.625% due 9/15/22	64,312
20,000	A-	5.200% due 9/15/45	24,233
		Celgene Corp., Senior Unsecured Notes:
60,000	BBB+	3.550% due 8/15/22	63,965
310,000	BBB+	3.875% due 8/15/25	335,702
460,000	BBB+	5.000% due 8/15/45	534,146
		Gilead Sciences Inc., Senior Unsecured Notes:
330,000	A	3.700% due 4/1/24	357,949
160,000	A	3.650% due 3/1/26	173,790
85,000	A	4.800% due 4/1/44	98,534
415,000	A	4.750% due 3/1/46	484,136

		Total Biotechnology	2,457,330

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Capital Markets — 0.8%
$40,000	A	Ameriprise Financial Inc., Senior Unsecured Notes, 2.875% due 9/15/26	$40,269
50,000	BBB+	Bank of America Corp., Senior Unsecured Notes, 6.875% due 4/25/18	54,223
195,000	A	Bank of New York Mellon Corp. (The), Senior Unsecured Notes, 3.400% due 5/15/24	210,809
21,000	BB	Goldman Sachs Capital II, Limited Guaranteed Notes, 4.000%(b)(d)	17,477
		Goldman Sachs Group Inc. (The):
		Senior Unsecured Notes:
225,000	BBB+	2.375% due 1/22/18	227,996
950,000	BBB+	6.150% due 4/1/18	1,017,885
389,000	BBB+	2.900% due 7/19/18	399,094
34,000	BBB+	2.625% due 1/31/19	34,907
150,000	BBB+	7.500% due 2/15/19	170,937
257,000	BBB+	2.550% due 10/23/19	263,408
810,000	BBB+	6.000% due 6/15/20	925,617
40,000	BBB+	5.250% due 7/27/21	45,489
320,000	BBB+	3.750% due 2/25/26	339,683
210,000	BBB+	6.250% due 2/1/41	278,850
75,000	BBB+	4.800% due 7/8/44	85,849
200,000	BBB+	4.750% due 10/21/45	229,804
		Subordinated Notes:
310,000	BBB-	4.250% due 10/21/25	329,722
560,000	BBB-	6.750% due 10/1/37	716,409
500,000	BBB-	5.150% due 5/22/45	552,626
650,000	NR	Lehman Brothers Holdings Inc., Subordinated Notes, 6.750% due 12/28/17(f)(o)	—

		Total Capital Markets	5,941,054

Chemicals — 0.2%
100,000	BB-	Axiall Corp., Company Guaranteed Notes, 4.875% due 5/15/23	105,250
		CF Industries Inc., Company Guaranteed Notes:
30,000	BBB-	5.150% due 3/15/34	29,836
130,000	BBB-	5.375% due 3/15/44	126,712
16,000	BBB	Dow Chemical Co. (The), Senior Unsecured Notes, 4.375% due 11/15/42	16,614
230,000	BB-	Eagle Spinco Inc., Company Guaranteed Notes, 4.625% due 2/15/21	241,788
80,000	BBB	Eastman Chemical Co., Senior Unsecured Notes, 3.800% due 3/15/25	84,767
110,000	A-	Ecolab Inc., Senior Unsecured Notes, 4.350% due 12/8/21	123,769
51,000	BBB	LYB International Finance BV, Company Guaranteed Notes, 4.875% due 3/15/44	55,776
200,000	BBB	LyondellBasell Industries NV, Senior Unsecured Notes, 6.000% due 11/15/21	233,686
		Monsanto Co., Senior Unsecured Notes:
60,000	BBB+	3.375% due 7/15/24	62,408
30,000	BBB+	4.400% due 7/15/44	31,346
200,000	BBB-	OCP SA, Senior Unsecured Notes, 4.500% due 10/22/25(a)	204,983
60,000	BBB+	Potash Corp. of Saskatchewan Inc., Senior Unsecured Notes, 4.875% due 3/30/20	65,593
23,000	A-	PPG Industries Inc., Senior Unsecured Notes, 6.650% due 3/15/18	24,642

		Total Chemicals	1,407,170

Commercial Services & Supplies — 0.2%
125,000	BB+	IHS Markit Ltd., Company Guaranteed Notes, 5.000% due 11/1/22(a)	133,437
460,000	AAA	Northwestern University, Unsecured Notes, 3.688% due 12/1/38	510,492
		Republic Services Inc., Senior Unsecured Notes:
150,000	BBB+	3.200% due 3/15/25	157,147
20,000	BBB+	2.900% due 7/1/26	20,434
210,000	BB-	United Rentals North America Inc., Company Guaranteed Notes, 5.750% due 11/15/24	220,500
		Waste Management Inc., Company Guaranteed Notes:
40,000	A-	4.600% due 3/1/21	44,476
100,000	A-	3.500% due 5/15/24	108,202
70,000	A-	7.375% due 5/15/29	99,860

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Commercial Services & Supplies — 0.2% — (continued)
$150,000	B+	West Corp., Company Guaranteed Notes, 5.375% due 7/15/22(a)	$146,812

		Total Commercial Services & Supplies	1,441,360

Consumer Finance — 0.6%
330,000	A-	Daimler Finance North America LLC, Company Guaranteed Notes, 2.625% due 9/15/16(a)	329,976
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
500,000	BBB	1.461% due 3/27/17	500,543
500,000	BBB	6.625% due 8/15/17	523,991
500,000	BBB	1.724% due 12/6/17	500,989
320,000	BBB	8.125% due 1/15/20	379,410
390,000	BBB	3.200% due 1/15/21	402,964
		General Motors Financial Co., Inc., Company Guaranteed Notes:
175,000	BBB-	3.250% due 5/15/18	178,469
300,000	BBB-	3.150% due 1/15/20	306,704
219,000	BBB-	3.200% due 7/6/21	222,820
170,000	BBB-	3.450% due 4/10/22	173,501
		Hyundai Capital America, Senior Unsecured Notes:
100,000	A-	2.125% due 10/2/17(a)	100,702
75,000	A-	2.400% due 10/30/18(a)	76,154
65,000	A-	2.500% due 3/18/19(a)	66,268
230,000	A-	3.000% due 10/30/20(a)	238,840
360,000	BB-	Navient Corp., Senior Unsecured Notes, 8.000% due 3/25/20	391,500
210,000	AA-	Toyota Motor Credit Corp., Senior Unsecured Notes, 1.250% due 10/5/17	210,590

		Total Consumer Finance	4,603,421

Containers & Packaging — 0.1%
200,000	B+	Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes, 3.653% due 12/15/19(a)(b)	202,500
120,000	BBB	WestRock MWV LLC, Company Guaranteed Notes, 8.200% due 1/15/30	165,569
		WestRock RKT Co., Company Guaranteed Notes:
100,000	BBB	3.500% due 3/1/20	104,150
39,000	BBB	4.900% due 3/1/22	43,400
20,000	BBB	4.000% due 3/1/23	21,196

		Total Containers & Packaging	536,815

Diversified Financial Services — 3.1%
72,000	BBB+	American Express Co., Senior Unsecured Notes, 2.650% due 12/2/22	74,003
		Bear Stearns Cos. LLC (The), Company Guaranteed Notes:
20,000	A-	6.400% due 10/2/17	21,073
2,280,000	A-	7.250% due 2/1/18	2,462,790
600,000	BBB+	Capital One Bank USA NA, Senior Unsecured Notes, 1.200% due 2/13/17	600,107
975,000	AAA	CDP Financial Inc., Company Guaranteed Notes, 4.400% due 11/25/19(a)	1,065,386
		Citigroup Inc.:
530,000	BB+	Junior Subordinated Notes, 5.950%(b)(d)	548,219
		Senior Unsecured Notes:
750,000	BBB+	1.800% due 2/5/18	753,137
500,000	BBB+	2.500% due 9/26/18	509,147
104,000	BBB+	8.125% due 7/15/39	164,776
280,000	BBB+	4.650% due 7/30/45	320,642
		Subordinated Notes:
280,000	BBB	4.400% due 6/10/25	297,534
250,000	BBB	5.500% due 9/13/25	283,951
890,000	BBB	4.300% due 11/20/26	937,388
340,000	BBB	4.450% due 9/29/27	359,460
30,000	BBB	6.625% due 6/15/32	37,691

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Diversified Financial Services — 3.1% — (continued)
$100,000	BBB	6.675% due 9/13/43	$135,189
370,000	BBB	5.300% due 5/6/44	430,297
100,000	A-	Farmers Exchange Capital, Subordinated Notes, 7.200% due 7/15/48(a)	127,422
900,000	A-	Farmers Exchange Capital II, Subordinated Notes, 6.151% due 11/1/53(a)(b)	978,709
		GE Capital International Funding Co. Unlimited Co., Company Guaranteed Notes:
607,000	AA+	2.342% due 11/15/20	625,552
601,000	AA+	4.418% due 11/15/35	688,818
340,000	A-	HSBC Finance Corp., Subordinated Notes, 6.676% due 1/15/21	392,754
270,000	BB	ILFC E-Capital Trust II, Limited Guaranteed Notes, 4.230% due 12/21/65(a)(b)	220,050
		International Lease Finance Corp., Senior Secured Notes:
880,000	BBB-	6.750% due 9/1/16(a)	957,000
1,090,000	BBB-	7.125% due 9/1/18(a)	1,201,823
		John Deere Capital Corp., Senior Unsecured Notes:
90,000	A	2.250% due 4/17/19	92,485
70,000	A	1.700% due 1/15/20	70,804
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
295,000	A-	6.000% due 1/15/18	313,188
69,000	A-	1.800% due 1/25/18	69,478
230,000	A-	1.700% due 3/1/18	231,142
195,000	A-	2.200% due 10/22/19	198,483
200,000	A-	2.250% due 1/23/20	202,898
555,000	A-	2.750% due 6/23/20	571,879
90,000	A-	4.400% due 7/22/20	98,171
200,000	A-	2.550% due 3/1/21	204,430
400,000	A-	3.300% due 4/1/26	415,478
380,000	A-	2.950% due 10/1/26	383,929
		Subordinated Notes:
480,000	BBB+	6.125% due 6/27/17	498,528
270,000	BBB+	3.875% due 9/10/24	285,697
259,000	BBB+	4.250% due 10/1/27	280,555
290,000	BBB+	4.950% due 6/1/45	336,374
900,000	BBB-	JPMorgan Chase Capital XXIII, Limited Guaranteed Notes, 1.817% due 5/15/47(b)	700,875
30,000	A	KKR Group Finance Co. II LLC, Company Guaranteed Notes, 5.500% due 2/1/43(a)	32,403
294,030	BBB-	Pipeline Funding Co. LLC, Senior Secured Notes, 7.500% due 1/15/30(a)	349,591
950,000	AA-	Protective Life Global Funding, Senior Secured Notes, 1.208% due 6/8/18(a)(b)	952,190
100,000	BB	Quicken Loans Inc., Company Guaranteed Notes, 5.750% due 5/1/25(a)	100,280
		State Street Corp.:
430,000	BBB	Junior Subordinated Notes, 4.956% due 3/15/18	450,280
		Senior Unsecured Notes:
30,000	A	2.550% due 8/18/20	31,106
25,000	A	1.950% due 5/19/21	25,266
60,000	A	2.650% due 5/19/26	61,539
267,791	Baa1(c)	SteelRiver Transmission Co. LLC, Senior Secured Notes, 4.710% due 6/30/17(a)	271,140
25,000	BBB-	Synchrony Financial, Senior Unsecured Notes, 2.700% due 2/3/20	25,234
230,000	A-	UBS Group Funding Jersey Ltd., Company Guaranteed Notes, 4.125% due 9/24/25(a)	242,797
		Visa Inc., Senior Unsecured Notes:
220,000	A+	3.150% due 12/14/25	234,901
237,000	A+	4.150% due 12/14/35	272,930
278,000	A+	4.300% due 12/14/45	329,979

		Total Diversified Financial Services	22,526,948

Diversified Telecommunication Services — 1.2%
		AT&T Inc., Senior Unsecured Notes:
260,000	BBB+	5.500% due 2/1/18	274,849

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Diversified Telecommunication Services — 1.2% — (continued)
$54,000	BBB+	2.375% due 11/27/18	$55,148
10,000	BBB+	5.800% due 2/15/19	11,020
53,000	BBB+	2.300% due 3/11/19	54,120
265,000	BBB+	2.450% due 6/30/20	270,739
98,000	BBB+	4.600% due 2/15/21	107,904
400,000	BBB+	3.800% due 3/15/22	429,944
365,000	BBB+	3.000% due 6/30/22	376,857
620,000	BBB+	3.400% due 5/15/25	640,012
245,000	BBB+	4.500% due 5/15/35	260,241
5,000	BBB+	5.350% due 9/1/40	5,733
100,000	BBB+	5.550% due 8/15/41	118,537
70,000	BBB+	4.300% due 12/15/42	70,430
110,000	BBB+	4.800% due 6/15/44	117,379
195,000	BBB+	4.350% due 6/15/45	197,390
650,000	BBB+	4.750% due 5/15/46	697,535
464,000	BBB	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 3.849% due 4/15/23	500,061
		Verizon Communications Inc., Senior Unsecured Notes:
1,142,000	BBB+	5.150% due 9/15/23	1,338,456
214,000	BBB+	6.400% due 9/15/33	280,406
646,000	BBB+	4.400% due 11/1/34	689,087
200,000	BBB+	4.272% due 1/15/36	211,568
858,000	BBB+	6.550% due 9/15/43	1,169,457
85,000	BBB+	4.862% due 8/21/46	94,429
75,000	BBB+	5.012% due 8/21/54	83,039
164,000	B	SBA Communications Corp., Senior Unsecured Notes, 4.875% due 9/1/24(a)	166,665
520,000	B	Virgin Media Finance PLC, Company Guaranteed Notes, 6.000% due 10/15/24(a)	544,050
200,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.250% due 1/15/26(a)	205,500

		Total Diversified Telecommunication Services	8,970,556

Electric Utilities — 2.0%
275,000	A-	Berkshire Hathaway Energy Co., Senior Unsecured Notes, 6.500% due 9/15/37	383,397
650,000	BBB-	Cleco Corporate Holdings LLC, Senior Secured Notes, 3.743% due 5/1/26(a)	684,585
215,000	BBB+	Cleveland Electric Illuminating Co. (The), Senior Secured Notes, 7.880% due 11/1/17	229,740
		CMS Energy Corp., Senior Unsecured Notes:
30,000	BBB	3.000% due 5/15/26	30,688
140,000	BBB	4.875% due 3/1/44	167,569
		DTE Electric Co., General Refinance Mortgage:
170,000	A	3.700% due 3/15/45	184,081
85,000	A	3.700% due 6/1/46	91,875
500,000	A	Duke Energy Carolinas LLC, 1st Mortgage Notes, 4.250% due 12/15/41	571,309
240,000	BBB+	Duke Energy Corp., Senior Unsecured Notes, 3.550% due 9/15/21	257,739
195,000	A	Duke Energy Florida LLC, 1st Mortgage Notes, 5.900% due 3/1/33	246,003
750,000	BBB-	Duquesne Light Holdings Inc., Senior Unsecured Notes, 6.400% due 9/15/20(a)	851,858
175,000	BBB	Edison International, Senior Unsecured Notes, 2.950% due 3/15/23	180,287
		Emera US Finance LP, Company Guaranteed Notes:
15,000	BBB	2.150% due 6/15/19(a)	15,164
40,000	BBB	3.550% due 6/15/26(a)	42,219
120,000	BBB	4.750% due 6/15/46(a)	132,685
35,000	BBB	Entergy Corp., Senior Unsecured Notes, 2.950% due 9/1/26	35,398
920,000	A	Entergy Texas Inc., 1st Mortgage Notes, 7.125% due 2/1/19	1,035,336
		Exelon Corp., Senior Unsecured Notes:
755,000	BBB-	1.550% due 6/9/17	756,600
175,000	BBB-	2.850% due 6/15/20	181,496
5,000	BBB-	2.450% due 4/15/21	5,088

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Electric Utilities — 2.0% — (continued)
$10,000	BBB-	3.400% due 4/15/26	$10,557
200,000	BBB-	4.950% due 6/15/35	231,947
143,000	BBB-	5.625% due 6/15/35	174,890
		FirstEnergy Corp., Senior Unsecured Notes:
80,000	BB+	2.750% due 3/15/18	80,842
1,130,000	BB+	7.375% due 11/15/31	1,479,580
		Florida Power & Light Co., 1st Mortgage Notes:
55,000	A	4.950% due 6/1/35	68,438
275,000	A	5.950% due 2/1/38	382,775
188,967	BBB-	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20(f)	206,008
350,000	BB+	IPALCO Enterprises Inc., Senior Secured Notes, 5.000% due 5/1/18	369,250
700,000	BBB-	Jersey Central Power & Light Co., Senior Unsecured Notes, 4.700% due 4/1/24(a)	767,038
775,000	BBB+	KCP&L Greater Missouri Operations Co., Senior Unsecured Notes, 8.270% due 11/15/21	960,928
400,000	A+	MidAmerican Energy Co., 1st Mortgage Notes, 4.250% due 5/1/46	469,541
487,147	B-	Miran Mid-Atlantic Series C Pass Through Trust, Pass Thru Certificates, 10.060% due 12/30/28	378,148
200,000	BBB+	NiSource Finance Corp., Company Guaranteed Notes, 5.250% due 2/15/43	244,312
610,000	BBB+	Pacific Gas & Electric Co., Senior Unsecured Notes, 6.050% due 3/1/34	824,456
235,000	A+	PacifiCorp, 1st Mortgage Notes, 4.100% due 2/1/42	264,389
500,000	BBB+	Public Service Co. of New Mexico, Senior Unsecured Notes, 7.950% due 5/15/18	550,317
500,000	A	Public Service Electric & Gas Co., 1st Mortgage Notes, 4.000% due 6/1/44	565,664
		Virginia Electric & Power Co., Senior Unsecured Notes:
125,000	BBB+	6.000% due 5/15/37	169,641
25,000	BBB+	6.350% due 11/30/37	35,119
250,000	BBB+	4.000% due 1/15/43	275,963

		Total Electric Utilities	14,592,920

Electrical Equipment — 0.0%
20,000	A	ABB Finance USA Inc., Company Guaranteed Notes, 4.375% due 5/8/42	23,245

Electronic Equipment, Instruments & Components — 0.0%
10,000	BBB-	Avnet, Inc., Senior Unsecured Notes, 4.625% due 4/15/26	10,415
303,000	BBB-	Jabil Circuit Inc., Senior Unsecured Notes, 8.250% due 3/15/18	330,649

		Total Electronic Equipment, Instruments & Components	341,064

Energy Equipment & Services — 0.1%
350,000	BBB-	Boardwalk Pipelines LP, Company Guaranteed Notes, 4.950% due 12/15/24	361,854
400,000	A+	Sinopec Group Overseas Development 2014 Ltd., Company Guaranteed Notes, 4.375% due 4/10/24(a)	444,096
		Williams Partners LP/ACMP Finance Corp., Senior Unsecured Notes:
180,000	BBB-	6.125% due 7/15/22	187,171
30,000	BBB-	4.875% due 3/15/24	30,759

		Total Energy Equipment & Services	1,023,880

Food & Staples Retailing — 0.3%
		CVS Health Corp., Senior Unsecured Notes:
550,000	BBB+	1.900% due 7/20/18	557,164
5,000	BBB+	2.800% due 7/20/20	5,215
340,000	BBB+	2.750% due 12/1/22	351,886
195,000	BBB+	3.875% due 7/20/25	215,362
390,000	BBB+	2.875% due 6/1/26	400,694
50,000	BBB+	5.300% due 12/5/43	62,751
140,000	BBB+	5.125% due 7/20/45	175,280
199,201	BBB+	CVS Pass-Through Trust, Pass Thru Certificates, 6.036% due 12/10/28	233,135

		Total Food & Staples Retailing	2,001,487

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Food Products — 0.3%
$125,000	BB-	Aramark Services Inc., Company Guaranteed Notes, 5.125% due 1/15/24(a)	$129,922
		Kraft Heinz Foods Co.:
		Company Guaranteed Notes:
130,000	BBB-	3.950% due 7/15/25	141,739
90,000	BBB-	5.000% due 7/15/35	106,307
90,000	BBB-	5.200% due 7/15/45	108,483
525,000	BBB-	4.375% due 6/1/46	570,326
96,000	BBB-	Secured Notes, 4.875% due 2/15/25(a)	105,904
220,000	BBB	Mondelez International Inc., Senior Unsecured Notes, 4.000% due 2/1/24	243,291
125,000	BB	TreeHouse Foods Inc., Company Guaranteed Notes, 6.000% due 2/15/24(a)	136,562
40,000	BBB	Tyson Foods Inc., Company Guaranteed Notes, 5.150% due 8/15/44	48,752
		WM Wrigley Jr Co., Senior Unsecured Notes:
50,000	A-	2.400% due 10/21/18(a)	50,877
140,000	A-	2.900% due 10/21/19(a)	145,302

		Total Food Products	1,787,465

Health Care Equipment & Supplies — 0.3%
400,000	AA-	Baylor Scott & White Holdings, Unsecured Notes, 4.185% due 11/15/45	452,934
		Becton Dickinson & Co., Senior Unsecured Notes:
130,000	BBB+	3.734% due 12/15/24	141,611
60,000	BBB+	4.685% due 12/15/44	69,946
65,000	BBB-	Boston Scientific Corp., Senior Unsecured Notes, 3.850% due 5/15/25	69,828
		Medtronic Inc., Company Guaranteed Notes:
165,000	A	3.625% due 3/15/24	181,009
645,000	A	3.500% due 3/15/25	700,357
80,000	A	5.550% due 3/15/40	103,510
80,000	A	4.625% due 3/15/45	96,061
		St Jude Medical Inc., Senior Unsecured Notes:
120,000	A-	3.250% due 4/15/23	123,985
13,000	A-	4.750% due 4/15/43	14,044
		Stryker Corp., Senior Unsecured Notes:
20,000	A	3.500% due 3/15/26	21,306
30,000	A	4.625% due 3/15/46	34,342

		Total Health Care Equipment & Supplies	2,008,933

Health Care Providers & Services — 0.6%
		Aetna Inc., Senior Unsecured Notes:
40,000	A-	1.900% due 6/7/19	40,400
165,000	A-	2.400% due 6/15/21	167,720
40,000	A-	2.800% due 6/15/23	40,990
240,000	A-	3.200% due 6/15/26	244,493
165,000	A-	4.125% due 11/15/42	173,801
		Anthem Inc., Senior Unsecured Notes:
30,000	A	5.875% due 6/15/17	31,069
410,000	A	3.125% due 5/15/22	426,729
530,000	A	3.300% due 1/15/23	555,943
60,000	A	4.650% due 8/15/44	66,827
30,000	A-	Catholic Health Initiatives, Secured Notes, 4.350% due 11/1/42	29,984
260,000	B+	DaVita HealthCare Partners Inc., Company Guaranteed Notes, 5.000% due 5/1/25	264,160
20,000	BB+	Fresenius Medical Care US Finance Inc., Company Guaranteed Notes, 5.750% due 2/15/21(a)	22,800
		HCA Inc.:
210,000	B+	Company Guaranteed Notes, 7.500% due 2/15/22	239,925
		Senior Secured Notes:
410,000	BBB-	6.500% due 2/15/20	454,075
180,000	BBB-	5.250% due 4/15/25	193,275

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Health Care Providers & Services — 0.6% — (continued)
		Humana Inc., Senior Unsecured Notes:
$60,000	A-	3.150% due 12/1/22	$62,508
70,000	A-	4.625% due 12/1/42	75,177
10,000	CCC+	Tenet Healthcare Corp., Senior Unsecured Notes, 8.125% due 4/1/22	10,175
		UnitedHealth Group Inc., Senior Unsecured Notes:
460,000	A+	3.375% due 11/15/21	495,205
160,000	A+	3.350% due 7/15/22	172,488
170,000	A+	4.625% due 7/15/35	202,116
152,000	A+	4.250% due 3/15/43	173,237

		Total Health Care Providers & Services	4,143,097

Hotels, Restaurants & Leisure — 0.1%
130,000	B-	1011778 BC ULC/New Red Finance Inc., Secured Notes, 6.000% due 4/1/22(a)	136,338
300,000	BB	Churchill Downs Inc., Company Guaranteed Notes, 5.375% due 12/15/21	313,500
		McDonald’s Corp., Senior Unsecured Notes:
170,000	BBB+	3.700% due 1/30/26	183,858
180,000	BBB+	4.600% due 5/26/45	204,711

		Total Hotels, Restaurants & Leisure	838,407

Household Durables — 0.1%
		Newell Brands Inc., Senior Unsecured Notes:
70,000	BBB-	3.150% due 4/1/21	73,157
221,000	BBB-	3.850% due 4/1/23	236,457
133,000	BBB-	4.200% due 4/1/26	145,475
110,000	BBB-	5.500% due 4/1/46	136,579
150,000	BB-	Taylor Morrison Communities Inc./Monarch Communities Inc., Company Guaranteed Notes, 5.250% due 4/15/21(a)	154,875

		Total Household Durables	746,543

Household Products — 0.0%
225,000	B+	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes, 5.750% due 10/15/20	232,594

Independent Power and Renewable Electricity Producers — 0.0%
90,000	BB	AES Corp., Senior Unsecured Notes, 4.875% due 5/15/23	91,575

Industrial Conglomerates — 0.4%
		Eaton Corp., Company Guaranteed Notes:
80,000	A-	1.500% due 11/2/17	80,305
458,000	A-	2.750% due 11/2/22	473,802
310,000	A-	4.150% due 11/2/42	341,632
		General Electric Co.:
		Senior Unsecured Notes:
72,000	AA+	4.650% due 10/17/21	82,271
1,025,000	AA+	1.297% due 8/15/36(b)	874,232
122,000	AA+	6.150% due 8/7/37	171,360
228,000	AA+	6.875% due 1/10/39	348,404
190,000	AA+	4.500% due 3/11/44	225,057
141,000	AA	Subordinated Notes, 5.300% due 2/11/21	162,419

		Total Industrial Conglomerates	2,759,482

Insurance — 0.9%
		American International Group Inc., Senior Unsecured Notes:
330,000	A-	4.875% due 6/1/22	370,219
207,000	A-	3.900% due 4/1/26	217,948
195,000	A-	4.375% due 1/15/55	191,855
400,000	AA	Berkshire Hathaway Finance Corp., Company Guaranteed Notes, 4.400% due 5/15/42	465,305

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Insurance — 0.9% — (continued)
		Berkshire Hathaway Inc., Senior Unsecured Notes:
$45,000	AA	2.750% due 3/15/23	$46,842
380,000	AA	3.125% due 3/15/26	403,725
		Chubb INA Holdings Inc., Company Guaranteed Notes:
60,000	A	2.300% due 11/3/20	61,785
80,000	A	3.350% due 5/3/26	86,036
44,000	BBB+	Hartford Financial Services Group Inc. (The), Senior Unsecured Notes, 4.300% due 4/15/43	44,253
605,000	AA	Jackson National Life Global Funding, Senior Secured Notes, 1.875% due 10/15/18(a)	611,440
		Marsh & McLennan Cos., Inc., Senior Unsecured Notes:
10,000	A-	3.500% due 3/10/25	10,540
11,000	A-	3.750% due 3/14/26	11,876
		MetLife Inc.:
1,070,000	BBB	Junior Subordinated Notes, 6.400% due 12/15/36	1,204,285
70,000	A-	Senior Unsecured Notes, 4.050% due 3/1/45	69,882
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 2.943% due 12/15/24(a)(b)	843,736
		Principal Financial Group Inc., Company Guaranteed Notes:
35,000	BBB+	3.125% due 5/15/23	35,899
10,000	BBB+	4.625% due 9/15/42	10,829
550,000	A+	Principal Life Global Funding II, Senior Secured Notes, 3.000% due 4/18/26(a)	563,640
140,000	A	Prudential Financial Inc., Senior Unsecured Notes, 7.375% due 6/15/19	161,256
230,000	AA-	Swiss Re Treasury US Corp., Company Guaranteed Notes, 2.875% due 12/6/22(a)	232,352
		Teachers Insurance & Annuity Association of America, Subordinated Notes:
230,000	AA-	6.850% due 12/16/39(a)	318,179
300,000	AA-	4.900% due 9/15/44(a)	343,184
39,000	BBB	Voya Financial Inc., Company Guaranteed Notes, 2.900% due 2/15/18	39,790

		Total Insurance	6,344,856

Internet & Catalog Retail — 0.1%
		Amazon.com Inc., Senior Unsecured Notes:
99,000	AA-	4.800% due 12/5/34	119,270
177,000	AA-	4.950% due 12/5/44	223,499
590,000	B+	Netflix Inc., Senior Unsecured Notes, 5.500% due 2/15/22	637,200

		Total Internet & Catalog Retail	979,969

Life Sciences Tools & Services — 0.1%
415,000	BBB	Thermo Fisher Scientific Inc., Senior Unsecured Notes, 3.600% due 8/15/21	441,944

Media — 1.2%
		21st Century Fox America Inc., Company Guaranteed Notes:
30,000	BBB+	4.500% due 2/15/21	33,408
125,000	BBB+	8.500% due 2/23/25	170,500
115,000	BBB+	3.700% due 10/15/25	125,791
25,000	BBB+	6.200% due 12/15/34	31,920
10,000	BBB+	6.900% due 8/15/39	13,621
125,000	BB+	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes, 5.750% due 2/15/26(a)	134,063
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
705,000	BBB	3.579% due 7/23/20(a)	738,387
125,000	BBB	4.464% due 7/23/22(a)	135,811
356,000	BBB	4.908% due 7/23/25(a)	393,516
240,000	BBB	6.384% due 10/23/35(a)	287,799
359,000	BBB	6.484% due 10/23/45(a)	442,784
160,000	A-	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 9.455% due 11/15/22	225,168

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Media — 1.2% — (continued)
		Comcast Corp., Company Guaranteed Notes:
$30,000	A-	5.875% due 2/15/18	$32,054
430,000	A-	5.700% due 5/15/18	463,303
30,000	A-	1.625% due 1/15/22	29,844
35,000	A-	2.350% due 1/15/27	34,738
179,000	A-	4.400% due 8/15/35	205,659
80,000	A-	6.500% due 11/15/35	112,972
55,000	A-	3.200% due 7/15/36	55,022
40,000	A-	6.450% due 3/15/37	56,265
20,000	A-	6.950% due 8/15/37	29,537
40,000	A-	6.550% due 7/1/39	57,717
61,000	A-	4.650% due 7/15/42	71,719
		Cox Communications Inc., Senior Unsecured Notes:
72,000	BBB	8.375% due 3/1/39(a)	92,659
10,000	BBB	4.700% due 12/15/42(a)	9,308
225,000	B-	CSC Holdings LLC, Senior Unsecured Notes, 8.625% due 2/15/19	252,563
		Discovery Communications LLC, Company Guaranteed Notes:
3,000	BBB-	5.050% due 6/1/20	3,305
40,000	BBB-	3.450% due 3/15/25	39,426
235,000	BBB-	4.900% due 3/11/26	255,291
94,000	BBB-	4.875% due 4/1/43	89,167
		DISH DBS Corp., Company Guaranteed Notes:
20,000	B+	5.125% due 5/1/20	20,750
80,000	B+	6.750% due 6/1/21	86,150
150,000	B+	5.875% due 7/15/22	153,375
150,000	B+	5.875% due 11/15/24	148,500
171,000	A-	NBCUniversal Media LLC, Company Guaranteed Notes, 4.450% due 1/15/43	195,828
125,000	B+	Nexstar Broadcasting Inc., Company Guaranteed Notes, 6.125% due 2/15/22(a)	130,000
		SFR Group SA, Senior Secured Notes:
200,000	B+	6.000% due 5/15/22(a)	205,150
380,000	B+	6.250% due 5/15/24(a)	384,275
		Time Warner Cable Inc., Senior Secured Notes:
410,000	BBB	8.250% due 4/1/19	474,314
200,000	BBB	5.000% due 2/1/20	218,125
140,000	BBB	4.125% due 2/15/21	149,180
385,000	BBB	4.000% due 9/1/21	411,025
90,000	BBB	7.300% due 7/1/38	117,253
120,000	BBB	5.875% due 11/15/40	134,318
180,000	BBB	5.500% due 9/1/41	196,187
40,000	BBB	Time Warner Entertainment Co. LP, Senior Secured Notes, 8.375% due 7/15/33	54,821
		Time Warner Inc., Company Guaranteed Notes:
60,000	BBB	4.700% due 1/15/21	67,021
110,000	BBB	4.750% due 3/29/21	123,527
290,000	BBB	7.700% due 5/1/32	415,627
30,000	BBB	6.250% due 3/29/41	39,618
		Viacom Inc., Senior Unsecured Notes:
40,000	BBB-	4.250% due 9/1/23	42,547
10,000	BBB-	3.875% due 4/1/24	10,399
110,000	BBB-	4.850% due 12/15/34	111,392

		Total Media	8,512,699

Metals & Mining — 0.4%
		ArcelorMittal, Senior Unsecured Notes:
70,000	BB	6.500% due 3/1/21	76,300
30,000	BB	8.000% due 10/15/39	32,400

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Metals & Mining — 0.4% — (continued)
$107,000	BBB-	Barrick Gold Corp., Senior Unsecured Notes, 4.100% due 5/1/23	$115,358
		Barrick North America Finance LLC, Company Guaranteed Notes:
140,000	BBB-	4.400% due 5/30/21	153,246
70,000	BBB-	5.700% due 5/30/41	81,241
		BHP Billiton Finance USA Ltd., Company Guaranteed Notes:
300,000	A	6.500% due 4/1/19	337,324
150,000	A	5.000% due 9/30/43	179,550
310,000	BBB+	6.750% due 10/19/75(a)(b)	354,563
		Freeport-McMoRan Inc., Company Guaranteed Notes:
30,000	BB	4.000% due 11/14/21	27,600
10,000	BB	5.450% due 3/15/43	7,700
330,000	BBB-	Glencore Finance Canada Ltd., Company Guaranteed Notes, 2.700% due 10/25/17(a)	331,802
310,000	A-	Rio Tinto Finance USA Ltd., Company Guaranteed Notes, 9.000% due 5/1/19	369,096
660,000	BBB	Southern Copper Corp., Senior Unsecured Notes, 5.250% due 11/8/42	631,778
260,000	BBB-	Vale Overseas Ltd., Company Guaranteed Notes, 6.875% due 11/21/36	259,272

		Total Metals & Mining	2,957,230

Oil, Gas & Consumable Fuels — 2.5%
140,000	BBB	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31	170,248
		Anadarko Petroleum Corp., Senior Unsecured Notes:
105,000	BBB	6.375% due 9/15/17	109,866
70,000	BBB	4.850% due 3/15/21	74,593
200,000	BBB	3.450% due 7/15/24	195,168
53,000	BBB	5.550% due 3/15/26	58,722
98,000	BBB	6.450% due 9/15/36	113,467
150,000	BBB	4.500% due 7/15/44	137,270
		Apache Corp., Senior Unsecured Notes:
43,000	BBB	6.000% due 1/15/37	49,568
289,000	BBB	5.100% due 9/1/40	302,587
78,000	BBB	4.750% due 4/15/43	81,105
		BP Capital Markets PLC, Company Guaranteed Notes:
110,000	A-	3.245% due 5/6/22	116,597
300,000	A-	3.506% due 3/17/25	320,105
9,000	D	California Resources Corp., Company Guaranteed Notes, 5.500% due 9/15/21	4,680
		Canadian Natural Resources Ltd., Senior Unsecured Notes:
34,000	BBB+	3.900% due 2/1/25	34,337
80,000	BBB+	6.250% due 3/15/38	88,204
330,000	AA-	Chevron Corp., Senior Unsecured Notes, 2.954% due 5/16/26	344,596
530,000	A+	CNOOC Finance 2015 USA LLC, Company Guaranteed Notes, 3.500% due 5/5/25	553,474
		Concho Resources Inc., Company Guaranteed Notes:
90,000	BB+	6.500% due 1/15/22	94,050
20,000	BB+	5.500% due 10/1/22	20,800
180,000	A-	ConocoPhillips, Company Guaranteed Notes, 6.000% due 1/15/20	203,746
30,000	BB+	Continental Resources Inc., Company Guaranteed Notes, 4.500% due 4/15/23	28,425
		Devon Energy Corp., Senior Unsecured Notes:
294,000	BBB	3.250% due 5/15/22	292,322
170,000	BBB	5.850% due 12/15/25	191,363
190,000	BBB	5.600% due 7/15/41	190,569
29,000	BBB	5.000% due 6/15/45	27,920
75,000	BBB+	Dominion Gas Holdings LLC, Senior Unsecured Notes, 4.600% due 12/15/44	81,788
		Ecopetrol SA, Senior Unsecured Notes:
95,000	BBB	4.125% due 1/16/25	92,150
650,000	BBB	5.875% due 5/28/45	611,650
285,000	BBB-	El Paso Natural Gas Co. LLC, Company Guaranteed Notes, 8.625% due 1/15/22	356,248

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 2.5% — (continued)
		Enbridge Energy Partners LP, Senior Unsecured Notes:
$21,000	BBB	5.875% due 10/15/25	$23,431
13,000	BBB	7.375% due 10/15/45	16,085
30,000	BBB+	Enbridge Inc., Senior Unsecured Notes, 3.500% due 6/10/24	29,183
		Energy Transfer Partners LP, Senior Unsecured Notes:
10,000	BBB-	4.900% due 2/1/24	10,401
29,000	BBB-	4.050% due 3/15/25	29,029
178,000	BBB-	4.750% due 1/15/26	187,179
500,000	BBB-	8.250% due 11/15/29	622,556
90,000	BBB-	4.900% due 3/15/35	87,015
75,000	BBB-	6.500% due 2/1/42	81,227
80,000	BBB-	Ensco PLC, Senior Unsecured Notes, 4.700% due 3/15/21(e)	69,240
		Enterprise Products Operating LLC, Company Guaranteed Notes:
130,000	BBB+	6.300% due 9/15/17	136,400
60,000	BBB+	3.700% due 2/15/26	62,702
30,000	BBB+	4.900% due 5/15/46	32,228
		EOG Resources Inc., Senior Unsecured Notes:
125,000	BBB+	2.450% due 4/1/20	127,420
78,000	BBB+	4.150% due 1/15/26	86,146
140,000	CCC+	EP Energy LLC/Everest Acquisition Finance Inc., Company Guaranteed Notes, 6.375% due 6/15/23	77,350
		Exxon Mobil Corp., Senior Unsecured Notes:
240,000	AA+	3.043% due 3/1/26	255,155
70,000	AA+	4.114% due 3/1/46	80,490
298,000	BB	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Company Guaranteed Notes, 6.125% due 6/15/19	302,470
		Halliburton Co., Senior Unsecured Notes:
220,000	BBB+	3.800% due 11/15/25	227,691
20,000	BBB+	4.850% due 11/15/35	21,533
140,000	BBB+	5.000% due 11/15/45	154,746
10,000	BBB-	Hess Corp., Senior Unsecured Notes, 7.300% due 8/15/31	11,638
		Kerr-McGee Corp., Company Guaranteed Notes:
200,000	BBB	6.950% due 7/1/24	234,378
75,000	BBB	7.875% due 9/15/31	91,056
		Kinder Morgan Energy Partners LP, Company Guaranteed Notes:
120,000	BBB-	6.850% due 2/15/20	135,100
460,000	BBB-	6.500% due 4/1/20	514,672
50,000	BBB-	4.300% due 5/1/24	51,623
200,000	BBB-	5.400% due 9/1/44	202,870
105,000	BBB-	Kinder Morgan Inc., Company Guaranteed Notes, 5.050% due 2/15/46	101,118
60,000	BBB-	Marathon Oil Corp., Senior Unsecured Notes, 3.850% due 6/1/25	56,215
80,000	BBB	Marathon Petroleum Corp., Senior Unsecured Notes, 4.750% due 9/15/44	73,701
		MPLX LP, Company Guaranteed Notes:
140,000	BBB-	5.500% due 2/15/23(a)	145,406
210,000	BBB-	4.875% due 6/1/25(a)	214,705
		Noble Energy Inc., Senior Unsecured Notes:
60,000	BBB	4.150% due 12/15/21	63,674
160,000	BBB	3.900% due 11/15/24	163,714
110,000	BBB	5.250% due 11/15/43	111,507
		Occidental Petroleum Corp., Senior Unsecured Notes:
100,000	A	3.125% due 2/15/22	105,454
90,000	A	3.400% due 4/15/26	95,326
90,000	A	4.625% due 6/15/45	103,548
1,000,000	BBB-	Panhandle Eastern Pipe Line Co. LP, Senior Unsecured Notes, 8.125% due 6/1/19	1,127,865
1,090,000	B+	Petrobras Global Finance BV, Company Guaranteed Notes, 5.375% due 1/27/21	1,053,212

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 2.5% — (continued)
$93,000	A-	Petro-Canada, Senior Unsecured Notes, 6.800% due 5/15/38	$124,889
		Petroleos Mexicanos, Company Guaranteed Notes:
400,000	BBB+	6.000% due 3/5/20	438,700
930,000	BBB+	3.500% due 1/30/23	906,099
32,000	BBB+	6.875% due 8/4/26(a)	37,280
29,000	BBB+	6.625% due 6/15/35	31,543
220,000	BBB+	6.500% due 6/2/41	234,322
280,000	BBB+	6.375% due 1/23/45	296,268
23,000	BBB-	Pioneer Natural Resources Co., Senior Unsecured Notes, 4.450% due 1/15/26	25,090
		Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes:
90,000	BBB	3.650% due 6/1/22	91,142
35,000	BBB	4.650% due 10/15/25	36,406
		Pride International Inc., Company Guaranteed Notes:
50,000	BBB-	8.500% due 6/15/19	52,937
40,000	BBB-	6.875% due 8/15/20	39,346
120,000	BB+	QEP Resources Inc., Senior Unsecured Notes, 6.875% due 3/1/21	126,060
		Range Resources Corp., Company Guaranteed Notes:
260,000	BB+	5.000% due 3/15/23	258,050
50,000	BB+	4.875% due 5/15/25	48,500
		Schlumberger Holdings Corp., Senior Unsecured Notes:
170,000	AA-	3.000% due 12/21/20(a)	177,140
120,000	AA-	4.000% due 12/21/25(a)	131,207
20,000	AA-	Schlumberger Norge AS, Company Guaranteed Notes, 4.200% due 1/15/21(a)	21,793
20,000	BB	SESI LLC, Company Guaranteed Notes, 7.125% due 12/15/21	19,600
		Shell International Finance BV, Company Guaranteed Notes:
180,000	A	4.375% due 3/25/20	197,424
260,000	A	2.875% due 5/10/26	267,953
90,000	A	4.125% due 5/11/35	98,851
104,000	A	4.550% due 8/12/43	117,360
220,000	A	4.375% due 5/11/45	244,087
40,000	A	4.000% due 5/10/46	42,027
		Southern Natural Gas Co. LLC, Company Guaranteed Notes:
40,000	BBB-	5.900% due 4/1/17(a)	41,015
58,000	BBB-	8.000% due 3/1/32	74,235
35,000	BBB	Sunoco Logistics Partners Operations LP, Company Guaranteed Notes, 5.350% due 5/15/45	36,314
800,000	BBB	Texas Eastern Transmission LP, Senior Unsecured Notes, 2.800% due 10/15/22(a)	799,958
280,000	BBB-	Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes, 7.850% due 2/1/26(a)	362,807
		Whiting Petroleum Corp., Company Guaranteed Notes:
30,000	B+	5.000% due 3/15/19	27,900
60,000	B+	6.250% due 4/1/23(e)	52,800
		Williams Cos., Inc. (The), Senior Unsecured Notes:
103,000	BB	7.875% due 9/1/21	120,510
166,000	BB	8.750% due 3/15/32	205,840

		Total Oil, Gas & Consumable Fuels	18,107,530

Paper & Forest Products — 0.1%
110,000	BBB-	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.750% due 1/11/22	118,747
		Georgia-Pacific LLC, Senior Unsecured Notes:
40,000	A+	3.600% due 3/1/25(a)	43,006
60,000	A+	7.750% due 11/15/29	86,799
		International Paper Co., Senior Unsecured Notes:
249,000	BBB	3.650% due 6/15/24	263,368
33,000	BBB	4.800% due 6/15/44	35,161

		Total Paper & Forest Products	547,081

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Pharmaceuticals — 1.1%
		AbbVie Inc., Senior Unsecured Notes:
$600,000	A-	1.750% due 11/6/17	$602,924
30,000	A-	2.300% due 5/14/21	30,346
280,000	A-	2.900% due 11/6/22	288,251
122,000	A-	2.850% due 5/14/23	124,085
100,000	A-	3.600% due 5/14/25	106,021
40,000	A-	3.200% due 5/14/26	41,069
217,000	A-	4.500% due 5/14/35	236,072
60,000	A-	4.300% due 5/14/36	63,622
39,000	A-	4.400% due 11/6/42	41,732
389,000	A-	4.450% due 5/14/46	419,524
		Actavis Funding SCS, Company Guaranteed Notes:
200,000	BBB	2.350% due 3/12/18	202,410
455,000	BBB	3.000% due 3/12/20	470,182
100,000	BBB	3.450% due 3/15/22	104,870
480,000	BBB	3.800% due 3/15/25	508,061
400,000	BBB	4.550% due 3/15/35	432,139
519,000	BBB	4.750% due 3/15/45	571,634
200,000	A-	AstraZeneca PLC, Senior Unsecured Notes, 3.375% due 11/16/25	214,726
		Baxalta Inc., Company Guaranteed Notes:
70,000	BBB-	2.875% due 6/23/20	71,238
77,000	BBB-	4.000% due 6/23/25	81,922
34,000	BBB-	5.250% due 6/23/45	40,034
270,000	A+	GlaxoSmithKline Capital PLC, Company Guaranteed Notes, 2.850% due 5/8/22	284,838
		Johnson & Johnson, Senior Unsecured Notes:
30,000	AAA	3.550% due 3/1/36	33,852
25,000	AAA	3.700% due 3/1/46	29,018
100,000	AA	Merck & Co., Inc., Senior Unsecured Notes, 2.750% due 2/10/25	104,679
95,000	BBB-	Mylan Inc., Company Guaranteed Notes, 5.400% due 11/29/43	107,032
		Mylan NV, Company Guaranteed Notes:
155,000	BBB-	3.950% due 6/15/26(a)	160,147
60,000	BBB-	5.250% due 6/15/46(a)	66,121
		Pfizer Inc., Senior Unsecured Notes:
160,000	AA	3.400% due 5/15/24	175,487
40,000	AA	4.300% due 6/15/43	45,800
30,000	AA	4.400% due 5/15/44	35,102
125,000	BB+	Quintiles Transnational Corp., Company Guaranteed Notes, 4.875% due 5/15/23(a)	130,625
125,000	BBB	Teva Pharmaceutical Finance Co. BV, Company Guaranteed Notes, 2.950% due 12/18/22	128,449
		Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes:
115,000	BBB	1.400% due 7/20/18	114,842
700,000	BBB	2.800% due 7/21/23	704,868
30,000	BBB	3.150% due 10/1/26	30,271
25,000	BBB	4.100% due 10/1/46	25,633
		Valeant Pharmaceuticals International Inc., Company Guaranteed Notes:
350,000	B-	5.500% due 3/1/23(a)	307,125
515,000	B-	6.125% due 4/15/25(a)	453,844
130,000	AA	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	174,518

		Total Pharmaceuticals	7,763,113

Real Estate Investment Trusts (REITs) — 1.2%
700,000	BBB-	Alexandria Real Estate Equities Inc., Company Guaranteed Notes, 2.750% due 1/15/20	708,647
		American Tower Corp., Senior Unsecured Notes:
141,000	BBB-	3.300% due 2/15/21	147,516
128,000	BBB-	4.000% due 6/1/25	137,251
140,000	A-	AvalonBay Communities Inc., Senior Unsecured Notes, 3.450% due 6/1/25	147,684

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Real Estate Investment Trusts (REITs) — 1.2% — (continued)
		Crown Castle International Corp., Senior Unsecured Notes:
$10,000	BBB-	3.400% due 2/15/21	$10,491
15,000	BBB-	3.700% due 6/15/26	15,768
600,000	BBB-	DDR Corp., Senior Unsecured Notes, 7.500% due 4/1/17	619,218
653,000	BBB	Duke Realty LP, Company Guaranteed Notes, 6.500% due 1/15/18	695,401
80,000	A-	ERP Operating LP, Senior Unsecured Notes, 4.500% due 7/1/44	90,824
555,000	BBB	HCP Inc., Senior Unsecured Notes, 4.250% due 11/15/23	586,038
670,000	BBB	Highwoods Realty LP, Senior Unsecured Notes, 5.850% due 3/15/17	684,015
120,000	BBB	Host Hotels & Resorts LP, Senior Unsecured Notes, 4.750% due 3/1/23	129,425
750,000	BBB+	Kimco Realty Corp., Senior Unsecured Notes, 4.300% due 2/1/18	773,303
300,000	BBB	Liberty Property LP, Senior Unsecured Notes, 6.625% due 10/1/17	314,981
80,000	A	Simon Property Group LP, Senior Unsecured Notes, 3.375% due 3/15/22	85,343
400,000	BBB-	SL Green Realty Corp., Company Guaranteed Notes, 7.750% due 3/15/20	465,499
125,000	BBB+	Ventas Realty LP, Company Guaranteed Notes, 3.750% due 5/1/24	131,400
1,240,000	BBB+	Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes, 2.700% due 4/1/20	1,268,937
654,000	BBB+	WEA Finance LLC/Westfield UK & Europe Finance PLC, Company Guaranteed Notes, 2.700% due 9/17/19(a)	670,215
695,000	BBB	Welltower Inc., Senior Unsecured Notes, 4.950% due 1/15/21	765,787

		Total Real Estate Investment Trusts (REITs)	8,447,743

Road & Rail — 0.1%
		Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
150,000	A	4.375% due 9/1/42	172,550
4,000	A	4.550% due 9/1/44	4,740
10,000	A	3.900% due 8/1/46	10,899
		Union Pacific Corp., Senior Unsecured Notes:
64,000	A	4.163% due 7/15/22	72,159
42,000	A	2.750% due 4/15/23	43,808
64,000	A	3.875% due 2/1/55	67,345

		Total Road & Rail	371,501

Semiconductors & Semiconductor Equipment — 0.1%
		Intel Corp., Senior Unsecured Notes:
70,000	A+	3.700% due 7/29/25	78,074
50,000	A+	4.900% due 7/29/45	60,905
6,000	BBB	KLA-Tencor Corp., Senior Unsecured Notes, 4.650% due 11/1/24	6,612
		Lam Research Corp., Senior Unsecured Notes:
14,000	BBB	2.800% due 6/15/21	14,370
53,000	BBB	3.450% due 6/15/23	54,445
32,000	BBB	3.900% due 6/15/26	33,505
		QUALCOMM Inc., Senior Unsecured Notes:
85,000	A+	3.450% due 5/20/25	91,895
48,000	A+	4.800% due 5/20/45	54,867

		Total Semiconductors & Semiconductor Equipment	394,673

Software — 0.7%
		Activision Blizzard Inc., Company Guaranteed Notes:
120,000	BBB-	5.625% due 9/15/21(a)	125,550
460,000	BBB-	6.125% due 9/15/23(a)	505,425
		Fidelity National Information Services Inc., Company Guaranteed Notes:
35,000	BBB	3.500% due 4/15/23	36,904
29,000	BBB	5.000% due 10/15/25	33,347
		First Data Corp., Senior Secured Notes:
136,000	BB	5.375% due 8/15/23(a)	141,610
225,000	BB	5.000% due 1/15/24(a)	229,781

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Software — 0.7% — (continued)
		Microsoft Corp., Senior Unsecured Notes:
$80,000	AAA	1.550% due 8/8/21	$79,959
195,000	AAA	2.650% due 11/3/22	204,107
105,000	AAA	2.000% due 8/8/23	104,927
110,000	AAA	3.125% due 11/3/25	117,599
575,000	AAA	2.400% due 8/8/26	578,795
45,000	AAA	3.500% due 2/12/35	46,675
90,000	AAA	3.450% due 8/8/36	92,724
350,000	AAA	3.750% due 2/12/45	365,911
300,000	AAA	4.450% due 11/3/45	348,563
70,000	AAA	3.700% due 8/8/46	72,932
80,000	AAA	3.950% due 8/8/56	84,575
		Oracle Corp., Senior Unsecured Notes:
220,000	AA-	1.200% due 10/15/17	220,685
175,000	AA-	2.800% due 7/8/21	183,472
510,000	AA-	2.400% due 9/15/23	515,102
193,000	AA-	3.400% due 7/8/24	207,313
305,000	AA-	2.650% due 7/15/26	308,193
170,000	AA-	4.500% due 7/8/44	192,191
120,000	AA-	4.000% due 7/15/46	126,704

		Total Software	4,923,044

Specialty Retail — 0.4%
61,000	BBB	Dollar General Corp., Senior Unsecured Notes, 4.150% due 11/1/25	66,864
160,000	BB-	Dollar Tree Inc., Company Guaranteed Notes, 5.750% due 3/1/23	173,000
		Lowe’s Cos., Inc., Senior Unsecured Notes:
45,000	A-	2.500% due 4/15/26	45,713
12,000	A-	4.250% due 9/15/44	13,590
41,000	A-	3.700% due 4/15/46	42,958
		Walgreens Boots Alliance Inc., Senior Unsecured Notes:
35,000	BBB	2.600% due 6/1/21	35,844
20,000	BBB	3.100% due 6/1/23	20,670
1,055,000	BBB	3.450% due 6/1/26	1,100,533
75,000	BBB	4.800% due 11/18/44	84,554
45,000	BBB	4.650% due 6/1/46	49,904
		Wal-Mart Stores Inc., Senior Unsecured Notes:
300,000	AA	3.250% due 10/25/20	323,878
71,000	AA	6.500% due 8/15/37	105,469
50,000	AA	4.000% due 4/11/43	57,022
475,000	AA	4.750% due 10/2/43	598,512
73,000	AA	4.300% due 4/22/44	87,496

		Total Specialty Retail	2,806,007

Technology Hardware, Storage & Peripherals — 0.3%
		Apple Inc., Senior Unsecured Notes:
103,000	AA+	2.850% due 5/6/21	108,787
280,000	AA+	2.450% due 8/4/26	281,106
150,000	AA+	4.500% due 2/23/36	173,681
75,000	AA+	3.450% due 2/9/45	73,954
305,000	AA+	4.375% due 5/13/45	343,012
40,000	AA+	4.650% due 2/23/46	46,900
40,000	AA+	3.850% due 8/4/46	41,854
		Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes:
400,000	BBB-	3.480% due 6/1/19(a)	411,871
330,000	BBB-	4.420% due 6/15/21(a)	345,425

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Technology Hardware, Storage & Peripherals — 0.3% — (continued)
$40,000	BBB-	5.450% due 6/15/23(a)	$42,707
80,000	BBB-	6.020% due 6/15/26(a)	85,750
30,000	BBB-	8.100% due 7/15/36(a)	34,940
15,000	BBB-	8.350% due 7/15/46(a)	17,533
150,000	AA-	International Business Machines Corp., Senior Unsecured Notes, 2.875% due 11/9/22	157,968

		Total Technology Hardware, Storage & Peripherals	2,165,488

Tobacco — 0.4%
		Altria Group Inc., Company Guaranteed Notes:
260,000	A-	9.250% due 8/6/19	317,781
130,000	A-	4.750% due 5/5/21	147,866
150,000	A-	9.950% due 11/10/38	273,825
290,000	A-	10.200% due 2/6/39	541,993
202,000	A-	5.375% due 1/31/44	262,942
		Philip Morris International Inc., Senior Unsecured Notes:
190,000	A	2.900% due 11/15/21	200,167
180,000	A	4.500% due 3/20/42	207,510
		Reynolds American Inc., Company Guaranteed Notes:
10,000	BBB	8.125% due 6/23/19	11,753
61,000	BBB	3.250% due 6/12/20	64,193
50,000	BBB	4.450% due 6/12/25	56,222
571,000	BBB	5.850% due 8/15/45	745,507

		Total Tobacco	2,829,759

Transportation — 0.0%
		FedEx Corp., Company Guaranteed Notes:
135,000	BBB	3.875% due 8/1/42	136,838
49,000	BBB	4.100% due 2/1/45	51,361

		Total Transportation	188,199

Wireless Telecommunication Services — 0.3%
300,000	BB-	Altice US Finance I Corp., Senior Secured Notes, 5.375% due 7/15/23(a)	315,000
330,000	A-	América Móvil SAB de CV, Company Guaranteed Notes, 5.000% due 3/30/20	365,225
300,000	BBB-	Bharti Airtel Ltd., Senior Unsecured Notes, 4.375% due 6/10/25(a)	317,482
50,000	BBB+	GTE Corp., Company Guaranteed Notes, 6.940% due 4/15/28	65,614
220,000	B	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	219,450
250,000	BB-	Sprint Communications Inc., Company Guaranteed Notes, 9.000% due 11/15/18(a)	276,250
		Sprint Corp., Company Guaranteed Notes:
20,000	B	7.250% due 9/15/21	19,875
40,000	B	7.875% due 9/15/23	39,079
290,000	B	7.625% due 2/15/25	276,769
		Telefónica Emisiones SAU, Company Guaranteed Notes:
70,000	BBB	5.877% due 7/15/19	77,914
80,000	BBB	5.134% due 4/27/20	88,848
		T-Mobile USA Inc., Company Guaranteed Notes:
275,000	BB	6.250% due 4/1/21	288,062
25,000	BB	6.731% due 4/28/22	26,375

		Total Wireless Telecommunication Services	2,375,943

		TOTAL CORPORATE BONDS & NOTES (Cost — $187,358,519)	199,335,433

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 27.4%
U.S. GOVERNMENT OBLIGATIONS — 26.4%
		U.S. Treasury Bonds:
690,000		3.750% due 8/15/41	904,183
3,190,000		3.125% due 11/15/41	3,789,060

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 26.4% — (continued)
$1,665,000	3.125% due 2/15/42	$1,979,822
100,000	3.125% due 2/15/43	118,904
990,000	3.750% due 11/15/43	1,315,018
415,000	3.125% due 8/15/44	494,450
16,300,000	3.000% due 5/15/45	18,980,910
625,000	2.875% due 8/15/45	710,937
5,370,000	3.000% due 11/15/45	6,259,197
2,770,000	2.500% due 2/15/46	2,927,380
14,665,000	2.500% due 5/15/46	15,521,993
2,170,000	2.250% due 8/15/46	2,178,478
	U.S. Treasury Inflation Indexed Bonds:
609,797	1.750% due 1/15/28	710,673
292,182	2.125% due 2/15/40	391,492
661,373	0.750% due 2/15/42	686,130
1,897,830	1.375% due 2/15/44	2,268,813
2,584,590	0.750% due 2/15/45	2,691,160
2,238,016	1.000% due 2/15/46	2,497,494
	U.S. Treasury Inflation Indexed Notes:
3,034,748	0.375% due 7/15/23	3,115,999
485,524	0.625% due 1/15/24	505,256
773,422	0.250% due 1/15/25	781,197
2,424,162	0.375% due 7/15/25	2,481,789
2,566,483	0.625% due 1/15/26	2,678,987
	U.S. Treasury Notes:
70,000	0.750% due 6/30/17	70,069
240,000	0.625% due 11/30/17	239,728
190,000	0.875% due 5/31/18	190,312
7,465,000	0.750% due 7/31/18	7,458,587
9,180,000	0.750% due 8/31/18	9,171,398
11,695,000	0.875% due 6/15/19	11,687,924
265,000	0.750% due 7/15/19	263,866
20,000	1.625% due 7/31/19	20,406
580,000	1.375% due 3/31/20	586,967
4,610,000	1.625% due 6/30/20	4,704,362
870,000	2.000% due 9/30/20	900,331
150,000	1.375% due 10/31/20	151,491
1,390,000	1.375% due 1/31/21	1,402,787
5,335,000	1.250% due 3/31/21	5,353,443
2,625,000	1.375% due 4/30/21	2,648,124
5,545,000	1.125% due 6/30/21	5,528,975
29,610,000	1.125% due 7/31/21(e)	29,514,004
400,000	1.750% due 3/31/22	409,625
16,875,000	1.500% due 3/31/23	16,969,584
1,127,000	1.625% due 4/30/23	1,141,880
1,160,000	1.625% due 5/31/23	1,175,202
6,100,000	1.375% due 6/30/23	6,080,102
1,935,000	1.250% due 7/31/23	1,912,022
4,900,000	1.375% due 8/31/23	4,879,141
3,970,000	1.625% due 5/15/26	3,985,662
50,000	1.500% due 8/15/26	49,684

	TOTAL U.S. GOVERNMENT OBLIGATIONS	190,484,998

U.S. GOVERNMENT AGENCIES — 1.0%
	Federal Home Loan Bank (FHLB):
875,000	1.125% due 7/14/21	867,284

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value
U.S. GOVERNMENT AGENCIES — 1.0% — (continued)
$345,000	4.000% due 9/1/28	$412,373
1,520,000	step bond to yield, 1.250% due 6/28/30	1,522,816
810,000	Federal Home Loan Mortgage Corp. (FHLMC), 1.250% due 10/2/19	815,517
	Federal National Mortgage Association (FNMA):
650,000	zero coupon, due 10/9/19	623,101
250,000	1.250% due 8/17/21	249,013
405,000	7.125% due 1/15/30	636,401
	Federal National Mortgage Association (FNMA), Principal Strip:
575,000	due 1/15/30(j)	409,881
595,000	due 5/15/30(j)	421,983
	Residual Funding Corp., Principal Strip:
1,030,000	due 10/15/19(j)	994,659
240,000	due 7/15/20(j)	227,858

	TOTAL U.S. GOVERNMENT AGENCIES	7,180,886

	TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $190,393,440)	197,665,884

MORTGAGE-BACKED SECURITIES — 24.6%
FHLMC — 6.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
5,631	8.500% due 11/1/16 — 7/1/17	5,643
724	8.000% due 1/1/17 — 6/1/17	725
32,410	2.625% due 12/1/34(b)	34,607
21,969	2.770% due 1/1/35(b)	23,326
40,678	2.543% due 2/1/37(b)	42,444
70,847	2.250% due 5/1/37(b)	72,994
86,345	2.995% due 5/1/37(b)	92,261
40,195	3.099% due 3/1/41(b)	42,270
115,903	2.037% due 7/1/42(b)	121,338
	Gold:
329,969	6.000% due 5/1/17 — 6/1/39	372,262
657	8.500% due 2/1/18	661
1,026,324	5.000% due 6/1/21 — 6/1/41	1,140,933
10,339,274	4.000% due 10/1/25 — 2/1/46	11,184,140
84,353	4.500% due 4/1/29	92,238
1,175,975	5.500% due 1/1/30 — 2/1/40	1,317,077
9,513,309	3.000% due 3/1/31 — 9/1/46	9,898,273
316,432	6.500% due 8/1/37 — 9/1/39	366,847
29,509	7.000% due 3/1/39	34,405
17,733,185	3.500% due 12/1/42 — 4/1/46	18,794,456
300,000	3.500% due 9/1/46(g)	315,949

	TOTAL FHLMC	43,952,849

FNMA — 15.3%
	Federal National Mortgage Association (FNMA):
1,732,505	5.500% due 11/1/16 — 5/1/40	1,961,776
158	8.500% due 4/1/17	161
13,995,275	4.000% due 10/1/19 — 4/1/45	15,156,766
1,035,000	4.399% due 2/1/20	1,126,321
1,145,000	3.459% due 11/1/20	1,228,957
482,729	3.540% due 11/1/20	518,447
187,935	6.000% due 9/1/21 — 10/1/35	215,100
1,152,734	3.650% due 11/1/21	1,254,480
2,419,556	5.000% due 6/1/22 — 5/1/42	2,691,673
6,280,277	4.500% due 3/1/24 — 10/1/44	6,898,472

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value
FNMA — 15.3% — (continued)
$24,946,426	3.500% due 11/1/25 — 6/1/46	$26,508,194
1,478,431	2.964% due 5/1/27	1,572,880
3,595,116	2.500% due 11/1/27 — 10/1/42	3,706,011
8,815,174	3.000% due 12/1/27 — 4/1/45	9,235,864
525,000	3.010% due 4/1/28	560,752
545,000	3.050% due 4/1/28	584,247
6,310,000	2.500% due 9/1/31 — 10/1/44(g)	6,516,625
11,680,000	3.000% due 9/1/31 — 10/1/46(g)	12,109,805
275,000	3.200% due 3/1/31	297,861
2,800,000	3.500% due 9/1/31(g)	2,956,789
268,785	2.654% due 3/1/34(b)	280,640
76,245	2.495% due 12/1/34(b)	80,348
6,744	2.497% due 12/1/34(b)	7,129
70,318	2.835% due 9/1/35(b)	74,655
79,884	2.354% due 10/1/35(b)	83,317
127,274	2.454% due 10/1/35(b)	133,025
21,594	2.337% due 11/1/35(b)	22,523
24,097	2.392% due 11/1/35(b)	25,125
20,921	2.395% due 11/1/35(b)	21,952
23,028	2.409% due 11/1/35(b)	24,054
64,147	2.415% due 11/1/35(b)	66,948
25,842	2.428% due 11/1/35(b)	27,001
275,373	2.471% due 1/1/36(b)	290,437
95,462	2.373% due 9/1/36(b)	100,877
29,917	2.743% due 12/1/36(b)	31,794
91,507	7.000% due 4/1/37	104,344
149,670	2.336% due 5/1/37(b)	158,448
545,792	6.500% due 9/1/37 — 5/1/40	628,415
57,174	2.922% due 2/1/41(b)	59,683
126,580	2.979% due 7/1/41(b)	133,416
137,794	2.022% due 7/1/42(b)	144,428
25,016	2.233% due 7/1/42(b)	25,974
700,000	5.000% due 9/1/46(g)	775,906
2,600,000	4.000% due 10/1/46(g)	2,783,168
3,400,000	4.000% due 9/1/46(g)	3,642,516
5,385,000	4.500% due 9/1/46(g)	5,883,113

	TOTAL FNMA	110,710,417

GNMA — 3.2%
	Government National Mortgage Association (GNMA):
419	8.500% due 5/15/17	421
94	9.500% due 8/15/17	94
73,799	6.000% due 12/15/33 — 1/15/38	85,139
871,527	5.000% due 10/15/34 — 9/15/40	979,080
76,333	5.500% due 5/15/37 — 6/15/38	86,304
120,815	6.500% due 1/15/38 — 10/15/38	142,062
226,329	4.500% due 3/15/41	252,429
852,464	4.000% due 6/15/41 — 11/15/45	928,132
	Government National Mortgage Association II (GNMA):
227	8.500% due 1/20/17	228
1,558	9.000% due 4/20/17 — 11/20/21	1,685
182,291	6.000% due 7/20/37 — 11/20/40	210,301
1,912,305	4.500% due 1/20/40 — 3/20/46	2,088,800
361,859	5.000% due 7/20/40 — 9/20/41	402,099
1,356,586	4.000% due 11/20/40 — 1/20/46	1,452,751

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
GNMA — 3.2% — (continued)
$4,095,757		3.000% due 1/20/43 — 8/20/46	$4,298,350
5,400,392		3.500% due 6/20/43 — 4/20/46	5,742,449
3,860,000		3.000% due 9/20/45(g)	4,044,254
1,900,000		3.500% due 9/20/45(g)	2,016,820

		TOTAL GNMA	22,731,398

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $174,869,097)	177,394,664

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.0%
270,000	AAA	225 Liberty Street Trust, Series 2016-225L, Class A, 3.597% due 2/10/36(a)	296,220
2,800,000	CCC	Accredited Mortgage Loan Trust, Series 2007-1, Class A4, 0.744% due 2/25/37(b)	2,341,825
16,146	AAA	ACE Securities Corp. Home Equity Loan Trust, Series 2004-SD1, Class A1, 1.014% due 11/25/33(b)	16,150
105,205	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 1.174% due 6/25/29(b)	90,798
829,005	Ca(c)	Alternative Loan Trust Resecuritization, Series 2008-2R, Class 3A1, 6.000% due 8/25/37	682,512
1,426,389	CCC	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE1, Class A1B, 0.674% due 12/25/36(b)	1,324,089
480,000	AA-	BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.490% due 4/14/33(a)	505,442
		Banc of America Commercial Mortgage Trust:
229,190	AA+	Series 2007-2, Class A4, 5.791% due 4/10/49(b)	231,057
771,402	AA	Series 2008-1, Class A1A, 6.392% due 2/10/51(b)	801,213
240,000	B+	Series 2008-1, Class AJ, 6.479% due 2/10/51(b)	238,739
88,413	AA+	Banc of America Mortgage Trust, Series 2004-F, Class 1A1, 3.164% due 7/25/34(b)	90,068
418,866	A+	Bayview Commercial Asset Trust, Series 2007-3, Class A1, 0.764% due 7/25/37(a)(b)	358,029
5,448	AAA	Bayview Financial Mortgage Pass-Through Trust, Series 2004-A, Class A, 1.168% due 2/28/44(b)	5,458
523,157	NR	BCAP LLC, Series 2013-RR1, Class 6A1, 3.032% due 5/26/36(a)(b)	523,656
		Bear Stearns Adjustable Rate Mortgage Trust:
135,662	A+	Series 2005-2, Class A2, 2.924% due 3/25/35(b)	137,045
468,987	D(h)	Series 2007-3, Class 1A1, 3.418% due 5/25/47(b)	425,359
		Bear Stearns ALT-A Trust:
300,127	BBB+	Series 2004-7, Class 2A1, 3.035% due 8/25/34(b)	301,784
228,271	CCC	Series 2005-2, Class 2A4, 2.851% due 4/25/35(b)	219,650
189,539	B	Series 2005-4, Class 23A2, 2.952% due 5/25/35(b)	186,618
733,881	CCC	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6, Class 1A3, 5.500% due 9/25/35(b)	733,202
565,000	BBB	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% due 6/11/50(b)	585,472
322,574	BBB	Bear Stearns Structured Products Trust, Series 2007-EMX1, Class A1, 1.524% due 3/25/37(a)(b)	320,266
648,357	BB	Bravo Mortgage Asset Trust, Series 2006-1A, Class A2, 0.764% due 7/25/36(a)(b)	631,915
1,600,444	BB+	Centex Home Equity Loan Trust, Series 2006-A, Class AV4, 0.774% due 6/25/36(b)	1,559,852
545,000	AAA	CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.369% due 3/13/35(a)	582,201
750	AAA	Chase Funding Trust, Series 2002-2, Class 2A1, 1.024% due 5/25/32(b)	685
238,608	BB	Chase Mortgage Finance Trust, Series 2007-A1, Class 5A1, 3.068% due 2/25/37(b)	236,446
		Chevy Chase Funding LLC Mortgage-Backed Certificates:
894,489	A+	Series 2004-2A, Class A1, 0.794% due 5/25/35(a)(b)	807,997
2,623,199	CCC	Series 2004-2A, Class B1, 0.940% due 5/25/35(a)(b)	1,908,139
		Citigroup Commercial Mortgage Trust:
270,000	Aaa(c)	Series 2013-375P, Class A, 3.251% due 5/10/35(a)	287,684
300,000	BB(h)	Series 2014-GC19, Class E, 4.563% due 3/10/47(a)(b)	195,927
140,000	Aa1(c)	Series 2014-GC25, Class AS, 4.017% due 10/10/47	153,898
420,000	BBB-(h)	Series 2015-GC33, Class D, 3.172% due 9/10/58	300,876
770,000	CCC	Citigroup Mortgage Loan Trust Inc., Series 2006-WFH2, Class M1, 0.794% due 8/25/36(b)	634,418

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
		Citigroup/Deutsche Bank Commercial Mortgage Trust:
$202,837	Caa3(c)	Series 2006-CD2, Class AJ, 5.563% due 1/15/46(b)	$173,547
60,000	B-	Series 2006-CD3, Class AJ, 5.688% due 10/15/48	35,700
9,230	Caa3(c)	Series 2007-CD4, Class AJ, 5.398% due 12/11/49(b)	7,392
50,000	Aa1(c)	COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX, 5.526% due 4/15/47(b)	50,818
400,000	Aa2(c)	Colony Mortgage Capital Ltd., Series 2014-FL2, Class B, 2.962% due 11/10/31(a)(b)	401,574
557,155	AA+	Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A, 6.296% due 12/10/49(b)	578,999
		Commercial Mortgage Trust:
440,000	Aa1(c)	Series 2006-C8, Class AM, 5.347% due 12/10/46	442,725
281,309	AAA	Series 2007-C9, Class A4, 6.007% due 12/10/49(b)	288,623
436,607	Aaa(c)	Series 2012-LC4, Class A2, 2.256% due 12/10/44	437,367
265,000	AAA(h)	Series 2013-300P, Class A1, 4.353% due 8/10/30(a)	300,544
190,000	AA-(h)	Series 2013-300P, Class B, 4.540% due 8/10/30(a)(b)	212,873
260,000	BB	Series 2013-CR9, Class E, 4.398% due 7/10/45(a)(b)	203,598
40,000	Aa3(c)	Series 2013-CR12, Class B, 4.762% due 10/10/46(b)	45,379
20,000	A3(c)	Series 2013-CR12, Class C, 5.253% due 10/10/46(b)	22,136
265,000	AAA(h)	Series 2014-277P, Class A, 3.732% due 8/10/49(a)(b)	290,364
210,000	A-(h)	Series 2014-CR21, Class C, 4.565% due 12/10/47(b)	223,114
345,000	Aaa(c)	Series 2014-LC17, Class A5, 3.917% due 10/10/47	385,687
290,000	AAA(h)	Series 2015-3BP, Class A, 3.178% due 2/10/35(a)	308,874
5,361,529	Aa1(c)	Series 2015-CR25, Class XA, 1.119% due 8/10/48(b)(i)	345,437
270,000	AAA	Series 2016-787S, Class A, 3.545% due 2/10/36(a)	295,278
1,600,000	BB-	Core Industrial Trust, Series 2015-TEXW, Class E, 3.977% due 2/10/34(a)(b)	1,555,445
		Countrywide Alternative Loan Trust:
465,714	CCC	Series 2005-24, Class 4A1, 0.751% due 7/20/35(b)	417,067
663,897	D	Series 2006-OA17, Class 1A1A, 0.707% due 12/20/46(b)	488,535
		Countrywide Asset-Backed Certificates:
4,680	AAA	Series 2002-3, Class 1A1, 1.264% due 5/25/32(b)	4,487
282,973	CCC	Series 2006-SD3, Class A1, 0.854% due 7/25/36(a)(b)	232,312
971,968	CCC	Series 2007-4, Class A4W, 5.231% due 4/25/47	942,575
407,663	AA	Series 2007-13, Class 2A2, 1.324% due 10/25/47(b)	367,439
		Countrywide Home Loan Mortgage Pass Through Trust:
169,443	D	Series 2005-11, Class 3A3, 2.425% due 4/25/35(b)	116,574
69,272	NR	Series 2005-11, Class 6A1, 1.124% due 3/25/35(b)	62,409
		Credit Suisse Commercial Mortgage Capital Trust:
5,094,902	Caa3(c)	Series 2006-7, Class 3A2, 6.676% due 8/25/36(b)(f)(i)	1,272,065
290,000	B-	Series 2014-USA, Class F, 4.373% due 9/15/37(a)	236,112
1,198,479	NR	Series 2015-5R, Class 1A1, 1.066% due 9/27/46(a)	1,156,158
		Credit Suisse Commercial Mortgage Trust:
133,008	Caa2(c)	Series 2006-C3, Class AJ, 6.393% due 6/15/38(b)	81,800
40,000	B-	Series 2006-C5, Class AJ, 5.373% due 12/15/39	34,558
385,000	BBB	Series 2006-C5, Class AM, 5.343% due 12/15/39	386,430
310,000	BBB-	Series 2007-C2, Class AM, 5.615% due 1/15/49(b)	313,732
		Credit Suisse First Boston Mortgage Securities Corp.:
359,941	AA+	Series 2004-AR7, Class 2A1, 3.173% due 11/25/34(b)	371,953
297,706	BBB	Series 2005-6, Class 8A1, 4.500% due 7/25/20	300,192
295,000	Aaa(c)	Credit Suisse USA CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4, 3.505% due 4/15/50	321,215
102,428	CCC	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 1.314% due 11/19/44(b)	89,962
650,000	AAA	Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 2.060% due 1/15/25(a)(b)	649,996
		EMC Mortgage Loan Trust:
2,618	BBB(h)	Series 2002-B, Class A1, 1.521% due 2/25/41(a)(b)	2,568
14,967	BBB-	Series 2003-A, Class A1, 1.074% due 8/25/40(a)(b)	13,986
655,120	B-	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 3.074% due 9/25/33(b)	630,382

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
$276,813	AAA	Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.958% due 12/5/31(a)	$277,355
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
8,053	NR	Series 1865, Class DA, 28.224% due 2/15/24(b)(i)	7,049
132,247	NR	Series 3451, Class SB, 5.522% due 5/15/38(b)(i)	16,894
159,255	NR	Series 3621, Class SB, 5.722% due 1/15/40(b)(i)	28,127
555,000	NR	Series 3743, Class PB, 4.500% due 10/15/40	661,205
2,056,772	NR	Series 3866, Class SA, 5.442% due 5/15/41(b)(i)	260,450
789,926	NR	Series 3947, Class SG, 5.442% due 10/15/41(b)(i)	125,525
67,406	NR	Series 4076, Class SW, 5.542% due 7/15/42(b)(i)	16,518
64,735	NR	Series 4136, Class SE, 5.642% due 11/15/42(b)(i)	12,260
69,633	NR	Series 4136, Class SJ, 5.642% due 11/15/42(b)(i)	12,424
583,945	NR	Series 4203, Class PS, 5.742% due 9/15/42(b)(i)	107,057
323,827	NR	Series 4210, Class Z, 3.000% due 5/15/43	321,099
331,741	NR	Series 4239, Class IO, 3.500% due 6/15/27(i)	36,347
267,518	NR	Series 4316, Class XZ, 4.500% due 3/15/44	323,325
168,894	NR	Series 4335, Class SW, 5.492% due 5/15/44(b)(i)	31,005
171,173	NR	Series R007, Class ZA, 6.000% due 5/15/36	194,218
		Federal National Mortgage Association (FNMA), ACES:
513,065	NR	Series 2006-M2, Class A2A, 5.271% due 10/25/32(b)	568,712
20,874,964	NR	Series 2013-M7, Class X2, 0.303% due 12/27/22(b)(i)	242,797
385,776	NR	Series 2014-M12, Class FA, 0.773% due 10/25/21(b)	386,162
100,000	NR	Series 2015-M7, Class AB2, 2.502% due 12/25/24	102,631
6,567,683	NR	Series 2015-M7, Class X2, 0.628% due 12/25/24(b)(i)	244,154
21,489,518	NR	Series 2015-M8, Class X2, 0.279% due 1/25/25(b)(i)	278,612
190,000	NR	Series 2016-M5, Class A2, 2.469% due 4/25/26	195,729
400,000	NR	Series 2016-M7, Class A2, 2.499% due 9/25/26	407,184
		Federal National Mortgage Association (FNMA), Grantor Trust:
105,236	NR	Series 2000-T6, Class A3, 4.195% due 6/25/30(b)	108,975
7,161	NR	Series 2002-T6, Class A1, 3.310% due 2/25/32	7,223
		Federal National Mortgage Association (FNMA), Interest Strip:
261,091	NR	Series 409, Class C13, 3.500% due 11/25/41(i)	36,448
491,950	NR	Series 409, Class C18, 4.000% due 4/25/42(i)	80,547
77,524	NR	Series 409, Class C22, 4.500% due 11/25/39(i)	11,946
		Federal National Mortgage Association (FNMA), REMICS:
53,468	NR	Series 2004-38, Class FK, 0.874% due 5/25/34(b)	53,368
322,703	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	348,726
1,188,261	NR	Series 2006-51, Class SP, 6.126% due 3/25/36(b)(i)	211,559
584,671	NR	Series 2007-68, Class SC, 6.176% due 7/25/37(b)(i)	113,762
1,217,802	NR	Series 2008-18, Class SM, 6.476% due 3/25/38(b)(i)	208,724
674,752	NR	Series 2011-87, Class SG, 6.026% due 4/25/40(b)(i)	110,550
383,793	NR	Series 2011-90, Class QI, 5.000% due 5/25/34(i)	31,018
770,000	NR	Series 2011-131, Class PB, 4.500% due 12/25/41	892,877
233,031	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	266,577
362,493	NR	Series 2012-51, Class B, 7.000% due 5/25/42	423,068
52,813	NR	Series 2012-70, Class YS, 6.126% due 2/25/41(b)(i)	6,613
269,841	NR	Series 2012-74, Class SA, 6.126% due 3/25/42(b)(i)	49,022
44,974	NR	Series 2012-75, Class AO, zero coupon, due 3/25/42(j)	40,955
439,041	NR	Series 2012-118, Class CI, 3.500% due 12/25/39(i)	43,754
71,189	NR	Series 2012-128, Class SL, 5.626% due 11/25/42(b)(i)	14,482
141,209	NR	Series 2012-128, Class SQ, 5.626% due 11/25/42(b)(i)	30,461
196,545	NR	Series 2012-133, Class CS, 5.626% due 12/25/42(b)(i)	35,157
68,114	NR	Series 2012-133, Class SA, 5.626% due 12/25/42(b)(i)	12,929
820,213	NR	Series 2013-9, Class BC, 6.500% due 7/25/42	948,825
649,603	NR	Series 2013-9, Class CB, 5.500% due 4/25/42	734,248
417,450	NR	Series 2013-10, Class JS, 5.626% due 2/25/43(b)(i)	76,862
409,949	NR	Series 2013-10, Class SJ, 5.626% due 2/25/43(b)(i)	91,048

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
		FHLMC Multifamily Structured Pass Through Certificates:
$261,218	AAA(h)	Series K016, Class X1, 1.701% due 10/25/21(b)(i)	$17,141
190,000	AAA(h)	Series K043, Class A2, 3.062% due 12/25/24	205,395
168,162	AAA(h)	Series K053, Class A2, 2.995% due 12/25/25	181,492
655,000	NR	Series K151, Class A3, 3.511% due 4/25/30	734,570
995,474	Aa2(c)	Series KF02, Class A2, 1.074% due 7/25/20(b)	997,352
315,000	NR	Series KSCT, Class A2, 4.285% due 1/25/20	344,073
805,000	AAA	Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class A, 1.490% due 9/15/19	807,540
565,000	AAA	Four Times Square Trust Commercial Mortgage Pass Through Certificates, Series 2006-4TS, Class A, 5.401% due 12/13/28(a)	637,171
60,000	BBB+(h)	FREMF Mortgage Trust, Series 2015-K47, Class B, 3.724% due 6/25/48(a)(b)	59,606
		GAHR Commercial Mortgage Trust, Series 2015-NRF:
648,997	AAA	Class AFL1, 1.808% due 12/15/34(a)(b)	652,592
505,000	BBB-	Class DFX, 3.495% due 12/15/34(a)(b)	508,722
194,098	BB+	GE Business Loan Trust, Series 2006-1A, Class C, 0.928% due 5/15/34(a)(b)	164,714
74,218	A+	GMAC Home Equity Notes Loan Trust, Series 2004-VF1, Class A1, 1.238% due 2/25/31(a)(b)	73,855
		Government National Mortgage Association (GNMA):
2,411,340	NR	Series 2008-51, Class GS, 5.723% due 6/16/38(b)(i)	539,608
47,532	NR	Series 2010-31, Class GS, 5.988% due 3/20/39(b)(i)	3,126
145,468	NR	Series 2010-85, Class HS, 6.138% due 1/20/40(b)(i)	15,714
31,868	NR	Series 2010-107, Class SG, 5.638% due 2/20/38(b)(i)	1,183
3,603,975	NR	Series 2013-85, Class IA, 0.753% due 3/16/47(b)(i)	171,652
2,444,950	NR	Series 2014-105, Class IO, 1.085% due 6/16/54(b)(i)	167,353
182,001	NR	Series 2015-167, Class OI, 4.000% due 4/16/45(i)	37,774
350,000	Aa2(c)	GS Mortgage Securities Corp. II, Series 2015-GC30, Class AS, 3.777% due 5/10/50	379,011
		GS Mortgage Securities Trust:
632,224	BBB-	Series 2007-GG10, Class A1A, 5.988% due 8/10/45(b)	644,538
5,485,920	Aa1(c)	Series 2015-GS1, Class XA, 0.987% due 11/10/48(b)(i)	329,800
		Harborview Mortgage Loan Trust:
390,450	BBB+	Series 2004-5, Class 2A6, 2.785% due 6/19/34(b)	389,117
143,511	WD(h)	Series 2006-2, Class 1A, 3.087% due 2/25/36(b)	118,253
287,975	A+	HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3, 0.714% due 12/25/35(b)	286,009
2,402	AA+	Impac CMB Trust, Series 2003-1, Class 1A1, 1.324% due 3/25/33(b)	2,337
75,916	D	Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 3.020% due 9/25/35(b)	64,029
1,178,478	CCC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 0.684% due 8/25/36(b)	459,564
		JPMBB Commercial Mortgage Securities Trust:
80,000	A3(c)	Series 2013-C15, Class C, 5.215% due 11/15/45(b)	89,281
40,000	Aa3(c)	Series 2013-C17, Class B, 5.050% due 1/15/47(b)	46,023
350,000	BB(h)	Series 2014-C23, Class E, 3.364% due 9/15/47(a)(b)	233,580
240,000	A3(c)	Series 2014-C24, Class C, 4.573% due 11/15/47(b)	256,423
120,000	Aaa(c)	Series 2015-C31, Class A3, 3.801% due 8/15/48	133,036
		JPMorgan Chase Commercial Mortgage Securities Trust:
21,687	AA+	Series 2006-LDP9, Class A3, 5.336% due 5/15/47	21,738
960,000	CCC	Series 2007-CB18, Class AJ, 5.502% due 6/12/47(b)	852,840
390,000	BBB-	Series 2007-CB20, Class AM, 6.089% due 2/12/51(b)	404,443
3,532	AAA	Series 2011-C3, Class A2, 3.673% due 2/15/46(a)	3,534
814,352	AAA	Series 2011-C4, Class A3, 4.106% due 7/15/46(a)	846,548
140,000	Aaa(c)	Series 2011-C5, Class A3, 4.171% due 8/15/46	152,563
175,000	Aaa(c)	Series 2011-C5, Class AS, 5.508% due 8/15/46(a)(b)	201,029
370,000	Aa2(c)	Series 2011-C5, Class B, 5.508% due 8/15/46(a)(b)	421,791
2,190,663	Aaa(c)	Series 2012-CBX, Class XA, 1.838% due 6/15/45(b)(i)	138,266
460,000	AA	Series 2012-HSBC, Class C, 4.021% due 7/5/32(a)	474,340
650,000	AA-	Series 2014-FL6, Class B, 2.788% due 11/15/31(a)(b)	638,533
150,000	A-	Series 2014-PHH, Class C, 2.608% due 8/15/27(a)(b)	149,617
300,000	AAA	Series 2015-SGP, Class A, 2.208% due 7/15/36(a)(b)	302,665
647,617	Aa1(c)	JPMorgan Trust, Series 2015-5, Class A9, 2.897% due 5/25/45(a)(b)	644,844

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
		LB-UBS Commercial Mortgage Trust:
$710,000	AA-	Series 2006-C7, Class AM, 5.378% due 11/15/38	$711,256
500,000	BB	Series 2007-C6, Class AM, 6.114% due 7/15/40(b)	513,482
160,000	A-	Series 2007-C7, Class AM, 6.365% due 9/15/45(b)	167,383
97,580	D	Lehman XS Trust, Series 2005-7N, Class 1A1B, 0.824% due 12/25/35(b)	61,232
630,000	AAA	Limerock CLO II Ltd., Series 2014-2A, Class A, 2.179% due 4/18/26(a)(b)	630,013
372,610	AAA	Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 2.308% due 9/15/28(a)(b)	378,779
760,000	Aaa(c)	Magnetite IX Ltd., Series 2014-9A, Class A1, 2.135% due 7/25/26(a)(b)	759,988
174,693	A+	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, 3.028% due 11/21/34(b)	178,733
574,161	AA+	MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1, 2.759% due 10/25/32(b)	574,950
371,524	CCC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 0.774% due 7/25/37(b)	242,429
		Merrill Lynch Mortgage Investors Trust:
52,977	A+	Series 2004-A3, Class 4A3, 3.170% due 5/25/34(b)	52,604
801,999	BBB	Series 2005-2, Class 2A, 2.710% due 10/25/35(b)	804,175
823,599	AA+	Mid-State Capital Corp. Trust, Series 2004-1, Class A, 6.005% due 8/15/37	900,784
		ML-CFC Commercial Mortgage Trust:
291,000	Caa1(c)	Series 2007-5, Class AJ, 5.450% due 8/12/48(b)	238,980
260,000	CCC	Series 2007-9, Class AJ, 6.193% due 9/12/49(b)	211,048
17,068	AAA	Morgan Stanley ABS Capital I Inc. Trust, Series 2004-SD3, Class A, 0.984% due 6/25/34(a)(b)(q)	17,120
		Morgan Stanley Bank of America Merrill Lynch Trust:
30,000	Aaa(c)	Series 2013-C10, Class A4, 4.219% due 7/15/46(b)(q)	33,790
500,000	Aaa(c)	Series 2013-C13, Class A4, 4.039% due 11/15/46(q)	562,320
		Morgan Stanley Capital I Trust:
723,126	AAA	Series 2007-HQ11, Class A4FL, 0.653% due 2/12/44(b)(q)	719,858
200,000	A	Series 2007-IQ14, Class A4, 5.692% due 4/15/49(b)(q)	202,432
1,940,000	CCC	Park Place Securities Inc. Asset-Backed Pass-Through Certificates, Series 2005-WHQ4, Class M2, 1.014% due 9/25/35(b)	1,647,843
		PFS Financing Corp.:
540,000	AAA	Series 2014-BA, Class A, 1.108% due 10/15/19(a)(b)	537,909
635,000	AAA	Series 2015-AA, Class A, 1.128% due 4/15/20(a)(b)	630,039
1,778,348	A	Popular ABS Mortgage Pass-Through Trust, Series 2006-C, Class A4, 0.774% due 7/25/36(b)	1,727,985
		Prime Mortgage Trust:
147,548	CCC	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(a)	148,030
49,813	CCC	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35(a)	50,024
1,211,456	CCC	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(a)	1,134,964
		RAMP Trust:
3,907	CCC	Series 2003-RS4, Class AIIB, 1.184% due 5/25/33(b)	3,462
675,773	AA	Series 2003-RS9, Class AI6A, step bond to yield, 5.829% due 10/25/33	720,207
915,000	AAA	RBS Commercial Funding Inc. Trust, Series 2013-GSP, Class A, 3.961% due 1/13/32(a)(b)	1,009,958
23,650	D	Reperforming Loan REMIC Trust, Series 2004-R2, Class 1AF1, 0.944% due 11/25/34(a)(b)	20,108
354,059	Caa2(c)	Residential Asset Securitization Trust, Series 2005-A15, Class 1A4, 5.750% due 2/25/36	334,044
640,000	AAA	SCG Trust, Series 2013-SRP1, Class A, 1.908% due 11/15/26(a)(b)	640,033
182,153	NR	Small Business Administration Participation Certificates, Series 2013-20J, Class 1, 3.370% due 10/1/33	193,895
1,000,000	BBB	Solarcity Lmc Series VI LLC, Series 2016-A, Class A, 4.800% due 9/20/48(a)	970,719
341,722	BBB+	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.950% due 11/25/34(b)	341,841
189,396	AA+	Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A3, 0.764% due 7/19/35(b)	183,849
		Structured Asset Securities Corp.:
165,000	CCC	Series 2005-RF3, Class 1A, 0.874% due 6/25/35(a)(b)	133,250
68,653	AA+	Series 2007-BC4, Class A3, 0.774% due 11/25/37(b)	68,759
611,732	Aaa(c)	Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250% due 8/25/55(a)(b)	612,064
100,000	AAA	VNDO Mortgage Trust, Series 2012-6AVE, Class A, 2.996% due 11/15/30(a)	105,257

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
$485,000		B	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class AMFX, 5.703% due 6/15/49(a)	$494,505
100,000		AAA	Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 1.858% due 6/15/29(a)(b)	100,047
			WaMu Mortgage Pass Through Certificates Trust:
20,993		BBB+	Series 2004-AR11, Class A, 2.713% due 10/25/34(b)	21,166
83,466		BBB+	Series 2004-AR12, Class A2A, 0.914% due 10/25/44(b)	80,919
689,939		B-	Series 2005-AR4, Class A5, 2.784% due 4/25/35(b)	684,965
263,572		AA+	Series 2005-AR11, Class A1A, 0.844% due 8/25/45(b)	245,903
253,326		BBB-	Series 2005-AR19, Class A1A2, 0.814% due 12/25/45(b)	233,806
1,346,892		B+	Series 2006-AR3, Class A1A, 1.489% due 2/25/46(b)	1,234,242
659,928		CCC	Series 2006-AR13, Class 2A, 2.190% due 10/25/46(b)	593,239
341,602		D	Series 2007-HY4, Class 4A1, 2.496% due 9/25/36(b)	306,805
773,049		Ca(c)	Series 2007-OA2, Class 2A, 1.189% due 1/25/47(b)	563,391
			Wells Fargo Commercial Mortgage Trust:
120,000		Aa3(c)	Series 2013-LC12, Class B, 4.433% due 7/15/46(b)	133,645
1,000,000		Aa2(c)	Series 2015-C28, Class AS, 3.872% due 5/15/48	1,096,444
150,000		Aaa(c)	Series 2015-LC20, Class A5, 3.184% due 4/15/50	159,222
960,000		Aaa(c)	Series 2015-NXS1, Class A5, 3.148% due 5/15/48	1,019,880
310,000		A-(h)	Series 2015-NXS1, Class C, 3.848% due 5/15/48(b)	312,894
330,000		BBB-(h)	Series 2015-NXS1, Class D, 4.241% due 5/15/48(b)	276,090
			Wells Fargo Mortgage Backed Securities Trust:
495,753		Caa1(c)	Series 2006-12, Class A3, 6.000% due 10/25/36	483,683
236,915		CCC	Series 2006-AR2, Class 2A1, 2.870% due 3/25/36(b)	233,364
67,871		Caa2(c)	Series 2006-AR7, Class 2A4, 3.087% due 5/25/36(b)	64,763
			WF-RBS Commercial Mortgage Trust:
205,000		Aaa(c)	Series 2011-C2, Class A4, 4.869% due 2/15/44(a)(b)	229,707
915,184		Aaa(c)	Series 2011-C4, Class A3, 4.394% due 6/15/44(a)	959,208
1,874,955		Aaa(c)	Series 2012-C7, Class XA, 1.663% due 6/15/45(a)(b)(i)	122,344
145,000		Aaa(c)	Series 2013-C14, Class A4, 3.073% due 6/15/46	153,770
2,570,650		Aaa(c)	Series 2014-C20, Class XA, 1.348% due 5/15/47(b)(i)	152,548
240,000		BBB-(h)	Series 2014-C22, Class D, 4.056% due 9/15/57(a)(b)	188,470

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $89,547,388)	86,984,235

SOVEREIGN BONDS — 2.8%
Brazil — 0.4%
656,000	BRL	BB	Brazil Notas do Tesouro Nacional Serie B, 6.000% due 8/15/50	610,485
4,266,000	BRL	BB	Brazil Notas do Tesouro Nacional Serie F, 10.000% due 1/1/17	1,330,049
			Federative Republic of Brazil:
280,000		BB	4.875% due 1/22/21	298,200
400,000		BB	5.000% due 1/27/45	374,000

			Total Brazil	2,612,734

Canada — 0.1%
152,000		AA-	Province of Manitoba Canada, 3.050% due 5/14/24	163,884
895,000		A+	Province of Ontario Canada, 1.250% due 6/17/19	893,865

			Total Canada	1,057,749

China — 0.0%
			China Government Bonds:
1,000,000	CNH	Aa3(c)	3.380% due 11/21/24	152,517
1,000,000	CNH	Aa3(c)	3.390% due 5/21/25	152,391

			Total China	304,908

Colombia — 0.1%
370,000		BBB	Colombia Government International Bond, 5.625% due 2/26/44	428,738

Indonesia — 0.1%
500,000		BB+	Indonesia Government International Bond, 3.750% due 4/25/22	528,297

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Mexico — 1.0%
			Mexican Bonos:
2,118,000	MXN	A	8.000% due 6/11/20	$122,274
30,492,700	MXN	A	6.500% due 6/9/22	1,689,965
15,120,000	MXN	A	10.000% due 12/5/24	1,029,465
46,325,700	MXN	A	7.750% due 11/13/42	2,910,170
			Mexico Government International Bonds:
$61,000		BBB+	3.500% due 1/21/21	65,346
174,000		BBB+	3.625% due 3/15/22	185,963
78,000		BBB+	6.050% due 1/11/40	101,205
828,000		BBB+	4.750% due 3/8/44	913,905
300,000		BBB+	5.550% due 1/21/45	370,875

			Total Mexico	7,389,168

Panama — 0.0%
200,000		BBB	Panama Government International Bond, 4.000% due 9/22/24	220,500

Peru — 0.1%
			Peruvian Government International Bonds:
218,000		BBB+	4.125% due 8/25/27	248,520
60,000		BBB+	6.550% due 3/14/37	84,900
170,000		BBB+	5.625% due 11/18/50	224,400

			Total Peru	557,820

Poland — 0.5%
			Poland Government Bonds:
570,000	PLN	A-	2.000% due 4/25/21	145,536
8,160,000	PLN	A-	3.250% due 7/25/25	2,183,380
1,760,000	PLN	A-	2.500% due 7/25/26	441,204
610,000		BBB+	Poland Government International Bond, 4.000% due 1/22/24	678,224

			Total Poland	3,448,344

Russia — 0.4%
			Russian Federal Bonds — OFZ:
22,990,000	RUB	BBB-	7.000% due 8/16/23	332,298
6,950,000	RUB	NR	7.750% due 9/16/26	104,300
31,310,000	RUB	BBB-	8.150% due 2/3/27	484,365
78,320,000	RUB	BBB-	7.050% due 1/19/28	1,115,757
			Russian Foreign Bonds — Eurobonds:
200,000		BB+	4.875% due 9/16/23(a)	219,126
339,565		BB+	step bond to yield, 7.500% due 3/31/30	413,420
39,550		BB+	step bond to yield, 7.500% due 3/31/30(a)	48,152

			Total Russia	2,717,418

Turkey — 0.1%
			Turkey Government International Bonds:
280,000		Baa3(c)	7.375% due 2/5/25	337,455
310,000		Baa3(c)	4.250% due 4/14/26	305,824

			Total Turkey	643,279

Uruguay — 0.0%
			Uruguay Government International Bonds:
70,000		BBB	4.500% due 8/14/24	78,470
210,000		BBB	4.375% due 10/27/27	228,900

			Total Uruguay	307,370

			TOTAL SOVEREIGN BONDS (Cost — $22,005,661)	20,216,325

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
ASSET-BACKED SECURITIES — 2.3%
Automobiles — 0.3%
$170,000	AAA	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A3, 1.600% due 11/9/20	$170,295
290,000	AAA	Drive Auto Receivables Trust, Series 2016-BA, Class A3, 1.670% due 7/15/19(a)	289,870
1,380,000	Aaa(c)	Hertz Vehicle Financing LLC, Series 2013-1A, Class A2, 1.830% due 8/25/19(a)	1,373,199
100,000	AAA	Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.810% due 3/15/21(a)	100,244

		Total Automobiles	1,933,608

Credit Cards — 0.4%
635,000	AAA	BA Credit Card Trust, Series 2014-A3, Class A, 0.798% due 1/15/20(b)	635,833
740,000	AAA	Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.330% due 6/15/22	740,041
590,000	AAA	Chase Issuance Trust, Series 2015-A1, Class A1, 0.828% due 2/18/20(b)	591,450
635,000	AAA	Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, 1.671% due 1/23/20(b)	643,775
645,000	AAA	Discover Card Execution Note Trust, Series 2016-A1, Class A1, 1.640% due 7/15/21	650,192

		Total Credit Cards	3,261,291

Student Loans — 1.6%
528,126	AA+	CIT Education Loan Trust, Series 2007-1, Class A, 0.730% due 3/25/42(a)(b)	484,241
850,000	AA+	EFS Volunteer LLC, Series 2010-1, Class A2, 1.565% due 10/25/35(a)(b)	834,033
		Navient Private Education Loan Trust:
630,000	AAA	Series 2014-AA, Class A2B, 1.758% due 2/15/29(a)(b)	628,725
232,914	AAA	Series 2014-CTA, Class A, 1.208% due 9/16/24(a)(b)	231,803
		SLM Private Education Loan Trust:
107,361	AAA	Series 2012-A, Class A1, 1.908% due 8/15/25(a)(b)	107,590
687,989	AAA	Series 2012-C, Class A2, 3.310% due 10/15/46(a)	700,791
631,642	AAA	Series 2012-D, Class A2, 2.950% due 2/15/46(a)	640,033
76,384	AAA	Series 2012-E, Class A1, 1.258% due 10/16/23(a)(b)	76,321
		SLM Student Loan Trust:
1,220,000	AAA	Series 2003-11, Class A6, 1.403% due 12/15/25(a)(b)	1,206,002
1,400,000	AAA	Series 2004-1, Class A4, 0.975% due 10/27/25(b)	1,336,129
412,328	AAA	Series 2004-8A, Class A5, 1.215% due 4/25/24(a)(b)	409,935
880,000	AA+	Series 2005-5, Class A5, 1.465% due 10/25/40(b)	807,073
866,988	AAA	Series 2005-6, Class A5B, 1.915% due 7/27/26(b)	869,761
1,006,798	AAA	Series 2011-2, Class A1, 1.124% due 11/25/27(b)	1,003,610
		SMB Private Education Loan Trust:
514,651	AAA	Series 2015-B, Class A1, 1.208% due 2/15/23(a)(b)	515,226
680,000	AAA	Series 2015-B, Class A2A, 2.980% due 7/15/27(a)	698,536
545,000	AAA	Series 2015-C, Class A3, 2.458% due 8/16/32(a)(b)	559,999
100,000	Aaa(c)	Series 2016-A, Class A2A, 2.700% due 5/15/31(a)	100,896

		Total Student Loans	11,210,704

		TOTAL ASSET-BACKED SECURITIES (Cost — $16,411,737)	16,405,603

MUNICIPAL BONDS — 0.8%
California — 0.2%
80,000	AA-	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health Project, Series A, 5.000% due 8/15/52	94,572
		State of California, GO:
100,000	AA-	5.000% due 12/1/37	105,231
150,000	AA-	5.000% due 9/1/42	180,426
		University of California, Revenue Bonds:
400,000	AA	Series AJ 4.601% due 5/15/31	467,496
90,000	AA-	Series G 5.000% due 5/15/37	107,773
25,000	AA	Series AD 4.858% due 5/15/12	28,647
266,000	AA	Series AQ 4.767% due 5/15/15	296,194

		Total California	1,280,339

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Delaware — 0.0%
$300,000	AA+	Northstar Education Finance Inc., Revenue Bonds, Student Loan Asset Backed Notes, Series 2007-1, GTDSTD-Insured, 1.522% due 1/29/46(b)	$267,981

Illinois — 0.1%
280,000	BBB+	State of Illinois, GO, 5.500% due 7/1/24	327,760

Massachusetts — 0.1%
185,000	AA-	Massachusetts Development Finance Agency, Revenue Bonds, Series M-4, 5.000% due 7/1/44	215,973
100,000	AA+	Massachusetts School Building Authority, Revenue Bonds, Series B, 5.000% due 10/15/41	118,011

		Total Massachusetts	333,984

Minnesota — 0.0%
325,000	AA+	Northstar Education Finance Inc., Revenue Bonds, Student Loan Asset Backed Notes, Series 2007-1, GTDSTD-Insured, 1.322% due 1/29/46(b)	290,312

Missouri — 0.0%
100,000	AAA	Metropolitan St Louis Sewer District, Revenue Bonds, Series A, 5.000% due 5/1/42	118,185

Nevada — 0.1%
435,000	AA	Las Vegas Valley Water District, GO, Series B, 5.000% due 6/1/37	518,107

New Jersey — 0.0%
165,000	A-	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series AA, 5.000% due 6/15/36	185,196

New York — 0.2%
500,000	AA	City of New York, GO, Series G-1, 5.968% due 3/1/36	687,500
80,000	AAA	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A, 5.000% due 11/1/42	96,273
		New York City Water & Sewer System, Revenue Bonds:
300,000	AA+	Series CC 5.882% due 6/15/44	442,878
120,000	AA+	Series BB 5.000% due 6/15/47	142,764
270,000	AAA	New York State Urban Development Corp., Revenue Bonds, Series E, 5.000% due 3/15/24	333,634

		Total New York	1,703,049

Texas — 0.0%
235,000	A+	Dallas/Fort Worth International Airport, Revenue Bonds, Series A, 5.000% due 11/1/45(k)	261,860

Virginia — 0.1%
297,259	AAA	Virginia Housing Development Authority, Revenue Bonds, Series C, 6.000% due 6/25/34	314,143

		TOTAL MUNICIPAL BONDS (Cost — $5,175,829)	5,600,916

SENIOR LOANS — 0.2%
45,113	NR	Berry Plastics Corp., (Restricted), 3.750% due 10/1/22	45,182
299,250	NR	Charter Communications Operating LLC, (Restricted), 3.500% due 1/24/23	301,223
204,225	NR	Gardner Denver Inc., (Restricted), 4.250% due 7/30/20	194,493
17,093	NR	Hilton Worldwide Finance LLC, (Restricted), 3.500% due 10/26/20	17,173
175,177	NR	Hilton Worldwide Holdings LLC, (Restricted), 3.096% due 10/25/23	176,293
203,175	NR	Michaels Stores Inc., (Restricted), 3.750% due 1/28/20	204,304
307,658	NR	Party City Holdings Inc., (Restricted), 4.472% due 8/19/22	308,595

		TOTAL SENIOR LOANS (Cost — $1,253,029)	1,247,263

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Shares/Units		Security	Value
PREFERRED STOCK — 0.0%
FINANCIALS — 0.0%
Banks — 0.0%
10,300		GMAC Capital Trust I, 6.602%(b) (Cost — $255,440)	$260,178

Number of Contracts
PURCHASED OPTIONS — 0.0%
United States — 0.0%
44		U.S. Treasury 5-Year Note September Futures, Call @ $121.25, expires 9/2/2016, GSC	10,313
53		U.S. Treasury 10-Year Note October Futures, Call @ $131.25, expires 9/23/2016, GSC	24,844
18		U.S. Treasury 10-Year Note October Futures, Put @ $130.50, expires 9/23/2016, GSC	8,437
19		U.S. Treasury 10-Year Note September Futures, Call @ $131.50, expires 9/2/2016, GSC	2,078

		Total United States	45,672

		TOTAL PURCHASED OPTIONS (Cost — $43,717)	45,672

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $687,313,857)	705,156,173

Face Amount†
SHORT-TERM INVESTMENTS (m) — 10.3%
MONEY MARKET FUND — 2.8%
$20,555,472		Invesco STIT — Government & Agency Portfolio(n) (Cost — $20,555,472)	20,555,472

REPURCHASE AGREEMENT — 1.2%
8,500,000		Merrill Lynch & Pierce, Fenner & Smith Inc. repurchase agreement dated 8/31/16, 0.300% due 9/1/16, Proceeds at maturity — $8,500,071; (Fully collateralized by U.S. Treasury Note, 1.625%, due 4/30/23; Market Valued — $8,735,296)(p)
		(Cost — $8,500,000)	8,500,000

TIME DEPOSITS — 1.2%
3,168,256		ANZ National Bank — London, 0.150% due 9/1/16	3,168,256
1,660,145		Banco Santander SA — Frankfurt, 0.150% due 9/1/16	1,660,145
3,321,960		BBH — Grand Cayman, 0.150% due 9/1/16	3,321,960
		BNP Paribas — Paris:
71,086	EUR	(0.540)% due 9/1/16	79,304
202,660		0.150% due 9/1/16	202,660

		TOTAL TIME DEPOSITS (Cost — $8,432,325)	8,432,325

U.S. GOVERNMENT OBLIGATIONS — 5.1%
		U.S. Treasury Bills:
10,965,000		0.271% due 9/1/16(p)	10,965,000
6,545,000		0.254% due 9/15/16(l)(p)	6,544,353
19,000		0.230% due 9/29/16(p)	18,996
5,360,000		0.338% due 10/6/16(p)	5,358,242
8,305,000		0.336% due 10/13/16(p)	8,301,749

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount†	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 5.1% — (continued)
$5,690,000	0.304% due 10/20/16(p)	$5,687,646

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $36,875,986)	36,875,986

	TOTAL SHORT-TERM INVESTMENTS (Cost — $74,363,783)	74,363,783

	TOTAL INVESTMENTS — 108.0% (Cost — $761,677,640#)	779,519,956

	Liabilities in Excess of Other Assets — (8.0)%	(57,421,962)

	TOTAL NET ASSETS — 100.0%	$722,097,994

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2016.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	All or a portion of this security is on loan (See Note 1).
(f)	Illiquid security.
(g)	This security is traded on a TBA basis (see Note 1).
(h)	Rating by Fitch Ratings Service. All ratings are unaudited.
(i)	Interest only security.
(j)	Principal only security.
(k)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(m)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 7.5%.
(n)	Represents investment of collateral received from securities lending transactions.
(o)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(p)	Rate shown represents yield-to-maturity.
(q)	Affiliated security (See Note 2).
#	Aggregate cost for federal income tax purposes is $764,980,419.

Abbreviations used in this schedule:
ABS	— Asset-Based Security
ACES	— Alternative Credit Enhancement Securities
CLO	— Collateralized Loan Obligation
GO	— General Obligation
GTDSTD	— Guaranteed Student Loans
MASTR	— Mortgage Asset Securitization Transactions Inc.
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Summary of Investments by Security Type^
Corporate Bonds & Notes	25.6%
U.S. Government Agencies & Obligations	25.3
Mortgage-Backed Securities	22.8
Collateralized Mortgage Obligations	11.2
Sovereign Bonds	2.6
Asset-Backed Securities	2.1
Municipal Bonds	0.7
Senior Loans	0.2
Preferred Stock	0.0	*
Purchased Options	0.0	*
Short-Term Investments	9.5

	100.0%

^	As a percentage of total investments.
*	Position represents less than 0.1%

Schedule of Options Contracts Written

Number of Contracts	Security Name	Counterparty	Expiration Date	Strike Price	Value
United States
44	U.S. Treasury 5-Year Note November Futures, Call	GSC	10/21/16	$122.25	$7,219
80	U.S. Treasury 10-Year Note November Futures, Call	GSC	10/21/16	132.50	25,000
36	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/23/16	128.50	2,813
18	U.S. Treasury Bond December Futures, Call	GSC	11/25/16	178.00	14,906

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $57,218)				$49,938

During the year ended August 31, 2016, options contracts written transactions for Core Fixed Income Fund were as follows:

	Notional Amount/ Number of Contracts	Premiums Received
Options contracts written, outstanding at August 31, 2015	5,470,630	$420,248
Options written	2,503	724,853
Options closed	(5,471,327)	(622,474)
Options expired	(1,628)	(465,409)

Options contracts written, outstanding at August 31, 2016	178	$57,218

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Schedule of Forward Sale Commitments

Face Amount	Security	Value
$4,500,000	Federal National Mortgage Association (FNMA)
	3.500% due 10/1/46(a)	$4,736,777

	TOTAL OPEN FORWARD SALE COMMITMENTS (Proceeds — $4,736,777)	$4,736,777

(a)	This security is traded on a TBA basis (see Note 1).

At August 31, 2016, Core Fixed Income Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Eurodollar December Futures	119	12/17	$29,416,800	$(88)
U.S. Treasury 2-Year Note December Futures	26	12/16	5,676,125	(3,949)
U.S. Treasury 5-Year Note December Futures	620	12/16	75,175,000	(83,613)

				(87,650)

Contracts to Sell:
90-Day Eurodollar December Futures	127	12/19	31,313,438	7,938
Euro FX Currency September Futures	6	9/16	837,488	20,325
Euro-Bobl September Futures	7	9/16	1,043,231	(8,434)
Euro-Bund September Futures	43	9/16	8,029,352	(160,658)
Japan Government 10-Year Bond September Futures	3	9/16	4,389,756	15,076
U.S. Treasury 10-Year Note December Futures	315	12/16	41,240,391	52,938
U.S. Treasury Long Bond December Futures	57	12/16	9,711,375	(24,641)
U.S. Ultra Long Bond December Futures	19	12/16	2,743,125	(1,891)
U.S. Ultra Long Bond December Futures	48	12/16	8,998,500	3,344

				(96,003)

Net Unrealized Depreciation on Open Exchange Traded Futures Contracts				$(183,653)

At August 31, 2016, Core Fixed Income Fund had deposited cash of $933,381 with a broker or brokers as margin collateral on open exchange traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2016, Core Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Brazilian Real	2,430,000	CITI	$742,926	10/14/16	$(16,038)
British Pound	346,000	CITI	454,800	10/14/16	6,019
Canadian Dollar	4,000	CITI	3,051	10/14/16	(36)
Euro	3,397,095	BCLY	3,796,837	10/14/16	31,429
Euro	697,800	CITI	779,911	10/14/16	(10,953)
Euro	1,420,000	CITI	1,587,094	10/14/16	(21,908)
Indian Rupee	148,150,000	BCLY	2,195,823	10/14/16	21,464
Indian Rupee	148,150,000	CITI	2,195,823	10/14/16	32,023
Indian Rupee	17,800,000	CITI	263,825	10/14/16	(192)
Indonesian Rupiah	8,162,370,000	BOA	611,299	10/14/16	(8,236)

					33,572

Contracts to Sell:
Brazilian Real	2,430,000	CITI	742,926	10/14/16	(28,115)
Chinese Onshore Renminbi	21,675,000	BCLY	3,238,052	10/14/16	(19,311)
Chinese Onshore Renminbi	5,143,047	BCLY	768,325	10/14/16	1,073
Chinese Onshore Renminbi	9,660,000	CITI	1,443,118	10/14/16	(6,473)
Euro	1,045,683	BOA	1,168,730	10/14/16	(10,736)
Euro	6,186,000	CITI	6,913,918	10/14/16	(60,139)
Indian Rupee	148,150,000	CITI	2,195,823	10/14/16	(20,186)
Japanese Yen	161,010,000	BOA	1,558,976	10/14/16	48,359
Japanese Yen	202,967,102	CITI	1,965,225	10/14/16	58,880
Mexican Peso	30,570,000	CITI	1,619,002	10/14/16	(10,901)
Polish Zloty	2,597,000	BCLY	663,899	10/14/16	(15,250)

					(62,799)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$(29,227)

At August 31, 2016, Core Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	2.750%	02/17/2042	CITI	USD	1,545,000	$(345,343)
Receive	3-Month USD-LIBOR	3.676%	11/15/2043	CITI	USD	910,000	(407,172)

							$(752,515)

At August 31, 2016, Core Fixed Income Fund deposited cash collateral with brokers in the amount of $241,360 for open centrally cleared swap contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
BRL	— Brazilian Real	BCLY	— Barclays Bank PLC
CNH	— Chinese Offshore Renminbi	BOA	— Bank of America
EUR	— Euro	CITI	— Citigroup Global Markets Inc.
MXN	— Mexican Peso	GSC	— Goldman Sachs & Co.
PLN	— Polish Zloty
RUB	— Russian Ruble

See pages 250 and 251 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
CORPORATE BONDS & NOTES — 95.5%
Aerospace & Defense — 0.3%
$610,000	BB-	CBC Ammo LLC/CBC FinCo Inc., Senior Unsecured Notes, 7.250% due 11/15/21(a)	$570,350
310,000	B	LMI Aerospace Inc., Secured Notes, 7.375% due 7/15/19	316,975

		Total Aerospace & Defense	887,325

Airlines — 1.5%
625,000	B	Air Canada, Company Guaranteed Notes, 7.750% due 4/15/21(a)	661,719
265,653	BBB-	American Airlines Class B Pass Through Trust, Series 2013-1, Pass Thru Certificates, 5.625% due 1/15/21(a)	277,275
946,305	BBB-	American Airlines Class B Pass Through Trust, Series 2013-2, Pass Thru Certificates, 5.600% due 7/15/20(a)	992,437
40,000	BB	American Airlines Class C Pass Through Trust, Series 2013-1, Pass Thru Certificates, 6.125% due 7/15/18(a)	41,800
635,000	BB-	American Airlines Group Inc., Company Guaranteed Notes, 5.500% due 10/1/19(a)	658,019
414,206	BB+	Continental Airlines Class B Pass Through Trust, Series 2007-1, Pass Thru Certificates, 6.903% due 4/19/22	442,683
23,119	BBB	Continental Airlines Class B Pass Through Trust, Series 2012-2, Pass Thru Certificates, 5.500% due 10/29/20	24,420
44,338	BBB	Delta Air Lines Class B Pass Through Trust, Series 2007-1, Pass Thru Certificates, 8.021% due 8/10/22	50,766
37,075	A-	Delta Air Lines Class B Pass Through Trust, Series 2009-1, Pass Thru Certificates, 9.750% due 12/17/16	38,226
155,317	BBB-	United Airlines Class B Pass Through Trust, Series 2013-1, Pass Thru Certificates, 5.375% due 8/15/21	162,112
380,699	BBB	United Airlines Class B Pass Through Trust, Series 2014-1, Pass Thru Certificates, 4.750% due 4/11/22	388,789
256,756	BBB-	United Airlines Class B Pass Through Trust, Series 2014-2, Pass Thru Certificates, 4.625% due 9/3/22	259,644
364,482	BBB-	US Airways Class B Pass Through Trust, Series 2012-2, Pass Thru Certificates, 6.750% due 6/3/21	397,742
1,216,000	CCC+	VistaJet Malta Finance PLC/VistaJet Co. Finance LLC, Company Guaranteed Notes, 7.750% due 6/1/20(a)(b)	535,040

		Total Airlines	4,930,672

Automobiles — 2.0%
410,000	(P)BB	Adient Global Holdings Ltd., Company Guaranteed Notes, 4.875% due 8/15/26(a)	416,663
		American Axle & Manufacturing Inc., Company Guaranteed Notes:
440,000	BB-	5.125% due 2/15/19	448,134
400,000	BB-	6.625% due 10/15/22	428,500
230,000	BB-	Deck Chassis Acquisition Inc., Secured Notes, 10.000% due 6/15/23(a)	243,800
950,000	BB	Fiat Chrysler Automobiles NV, Senior Unsecured Notes, 5.250% due 4/15/23(c)	983,487
		General Motors Co., Senior Unsecured Notes:
70,000	BBB-	6.600% due 4/1/36	86,574
560,000	BBB-	5.200% due 4/1/45	598,520
360,000	BBB-	6.750% due 4/1/46	463,729
1,400,000	BB	Goodyear Tire & Rubber Co. (The), Company Guaranteed Notes, 5.125% due 11/15/23	1,470,000
389,639	B+	Schaeffler Holding Finance BV, Senior Secured Notes, 6.875% (6.875% cash or 7.625% PIK) due 8/15/18(a)(d)	400,354
860,000	BB+	ZF North America Capital Inc., Company Guaranteed Notes, 4.750% due 4/29/25(a)	915,900

		Total Automobiles	6,455,661

Banks — 3.3%
		Bank of America Corp., Junior Subordinated Notes:
260,000	BB+	5.200%(e)(f)	255,567
2,150,000	BB+	6.500%(e)(f)	2,346,402

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 3.3% — (continued)
$200,000	BB+	Barclays Bank PLC, Subordinated Notes, 7.625% due 11/21/22	$224,975
200,000	B+	Barclays PLC, Junior Subordinated Notes, 8.250%(e)(f)	205,599
450,000	BBB-	BNP Paribas SA, Junior Subordinated Notes, 7.625%(a)(e)(f)	474,300
		CIT Group Inc., Senior Unsecured Notes:
400,000	BB+	5.500% due 2/15/19(a)	424,500
730,000	BB+	5.375% due 5/15/20	782,012
30,000	BB+	5.000% due 8/15/22	31,875
1,560,000	BB+	5.000% due 8/1/23	1,657,500
		Credit Agricole SA, Junior Subordinated Notes:
450,000	BB+	8.125%(a)(e)(f)	484,803
210,000	BB+	8.375%(a)(e)(f)	238,392
1,000,000	BB	Credit Suisse Group AG, Junior Subordinated Notes, 6.250%(a)(e)(f)	981,870
310,000	Baa3(g)	HSBC Holdings PLC, Junior Subordinated Notes, 6.375%(e)(f)	306,900
170,000	BBB-	M&T Bank Corp., Junior Subordinated Notes, 6.875%(f)	171,488
785,000	B	Provident Funding Associates LP/PFG Finance Corp., Company Guaranteed Notes, 6.750% due 6/15/21(a)	779,112
		Royal Bank of Scotland Group PLC:
700,000	B	Junior Subordinated Notes, 8.625%(e)(f)	714,875
620,000	BB	Subordinated Notes, 6.000% due 12/19/23	657,180

		Total Banks	10,737,350

Beverages — 1.2%
510,000	B-	Beverages & More Inc., Senior Secured Notes, 10.000% due 11/15/18(a)	476,212
370,000	B-	Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Senior Secured Notes, 10.625% due 8/1/18(a)	342,250
		Constellation Brands Inc., Company Guaranteed Notes:
270,000	BB+	4.250% due 5/1/23	289,406
370,000	BB+	4.750% due 11/15/24	405,150
830,000	BB+	4.750% due 12/1/25	907,294
630,000	B-	Cott Beverages Inc., Company Guaranteed Notes, 5.375% due 7/1/22	652,838
680,000	BB-	DS Services of America Inc., Secured Notes, 10.000% due 9/1/21(a)	766,700

		Total Beverages	3,839,850

Biotechnology — 0.1%
320,000	B+	AMAG Pharmaceuticals Inc., Company Guaranteed Notes, 7.875% due 9/1/23(a)	316,400

Building Products — 0.9%
180,000	B+	Builders FirstSource Inc., Senior Secured Notes, 5.625% due 9/1/24(a)	184,050
950,000	BB-	Griffon Corp., Company Guaranteed Notes, 5.250% due 3/1/22	958,312
240,000	B	Hardwoods Acquisition Inc., Senior Secured Notes, 7.500% due 8/1/21(a)	166,800
		Standard Industries Inc., Senior Unsecured Notes:
130,000	BBB-	5.125% due 2/15/21(a)	137,963
180,000	BBB-	5.500% due 2/15/23(a)	191,925
500,000	BBB-	5.375% due 11/15/24(a)	534,375
340,000	BB	USG Corp., Company Guaranteed Notes, 5.875% due 11/1/21(a)	358,275
450,000	B	Woodside Homes Co. LLC/Woodside Homes Finance Inc., Company Guaranteed Notes, 6.750% due 12/15/21(a)	421,875

		Total Building Products	2,953,575

Chemicals — 0.8%
440,000	B+	Axalta Coating Systems LLC, Company Guaranteed Notes, 4.875% due 8/15/24(a)	459,800
500,000	BB-	Axiall Corp., Company Guaranteed Notes, 4.875% due 5/15/23	526,250
380,000	B-	Eco Services Operations LLC/Eco Finance Corp., Senior Unsecured Notes, 8.500% due 11/1/22(a)	395,200
90,000	BB	Hercules Inc., Junior Subordinated Notes, 6.500% due 6/30/29	77,493
185,000	BB	Olin Corp., Company Guaranteed Notes, 9.750% due 10/15/23(a)	220,150

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Chemicals — 0.8% — (continued)
$385,000	B+	Platform Specialty Products Corp. Senior Unsecured Notes, 6.500% due 2/1/22(a)	$366,712
170,000	B+	PQ Corp., Senior Secured Notes, 6.750% due 11/15/22(a)	180,625
450,000	(P)B+	Valvoline Inc., Company Guaranteed Notes, 5.500% due 7/15/24(a)	473,400

		Total Chemicals	2,699,630

Commercial Services & Supplies — 3.5%
		ADT Corp. (The), Senior Secured Notes:
300,000	BB-	6.250% due 10/15/21	330,000
165,000	BB-	3.500% due 7/15/22	158,812
530,000	BB-	4.125% due 6/15/23	522,050
500,000	BB-	4.875% due 7/15/32(a)	432,500
1,300,000	B	Ahern Rentals Inc., Secured Notes, 7.375% due 5/15/23(a)(b)	897,000
		Ashtead Capital Inc., Secured Notes:
460,000	BB	6.500% due 7/15/22(a)	487,600
380,000	BB	5.625% due 10/1/24(a)	401,375
110,000	CCC+	Garda World Security Corp., Company Guaranteed Notes, 7.250% due 11/15/21(a)	100,925
360,000	B	GFL Environmental Inc., Senior Unsecured Notes, 9.875% due 2/1/21(a)	394,200
924,000	BB-	H&E Equipment Services Inc., Company Guaranteed Notes, 7.000% due 9/1/22(c)	979,440
790,000	B-	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Company Guaranteed Notes, 6.375% due 8/1/23(a)	829,500
440,000	CCC	Modular Space Corp., Secured Notes, 10.250% due 1/31/19(a)	182,600
500,000	CCC+	Monitronics International Inc., Company Guaranteed Notes, 9.125% due 4/1/20	465,000
100,000	B-	NES Rentals Holdings Inc., Secured Notes, 7.875% due 5/1/18(a)	98,000
850,000	B-	Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes, 9.250% due 5/15/23(a)	927,563
110,000	B-	StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary, Company Guaranteed Notes, 7.875% due 6/1/21	111,650
		UR Financing Escrow Corp., Company Guaranteed Notes:
610,000	BB-	7.625% due 4/15/22	653,462
500,000	BB-	5.750% due 11/15/24	525,000
350,000	BB-	5.500% due 7/15/25	362,250
400,000	BB-	5.875% due 9/15/26	418,000
2,185,000	B+	West Corp., Company Guaranteed Notes, 5.375% due 7/15/22(a)	2,138,569

		Total Commercial Services & Supplies	11,415,496

Communications Equipment — 0.1%
		CommScope Inc.:
295,000	B	Company Guaranteed Notes, 5.500% due 6/15/24(a)	310,856
60,000	BB	Senior Secured Notes, 4.375% due 6/15/20(a)	62,250

		Total Communications Equipment	373,106

Construction Materials — 0.6%
380,000	BBB	Eagle Materials Inc., Company Guaranteed Notes, 4.500% due 8/1/26	387,333
598,995	B-	Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Unsecured Notes, 8.875% (8.875% cash or 9.625% PIK) due 4/15/19(a)(d)	541,342
150,000	B+	Michael Baker International LLC/CDL Acquisition Co., Inc., Senior Secured Notes, 8.250% due 10/15/18(a)	151,125
860,000	BB-	US Concrete Inc., Company Guaranteed Notes, 6.375% due 6/1/24	898,700

		Total Construction Materials	1,978,500

Consumer Finance — 2.0%
		Ally Financial Inc.:
		Company Guaranteed Notes:
209,000	BB+	8.000% due 3/15/20	240,873
224,000	BB+	7.500% due 9/15/20	258,160
335,000	BB+	8.000% due 11/1/31	421,262

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Consumer Finance — 2.0% — (continued)
$1,400,000	BB+	Senior Unsecured Notes, 5.125% due 9/30/24(c)	$1,519,875
		Subordinated Notes:
150,000	BB-	8.000% due 12/31/18	167,062
1,340,000	BB-	5.750% due 11/20/25	1,430,450
640,000	BB	Credit Acceptance Corp., Company Guaranteed Notes, 6.125% due 2/15/21	646,400
170,000	BB	First Cash Financial Services Inc., Company Guaranteed Notes, 6.750% due 4/1/21	176,800
		Navient Corp., Senior Unsecured Notes:
120,000	BB-	8.450% due 6/15/18	131,100
300,000	BB-	8.000% due 3/25/20	326,250
400,000	BB-	5.000% due 10/26/20	403,000
140,000	BB-	5.875% due 3/25/21	142,450
260,000	BB-	6.625% due 7/26/21	268,775
380,000	BB-	5.875% due 10/25/24	360,050

		Total Consumer Finance	6,492,507

Containers & Packaging — 1.0%
		Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.:
830,000	CCC+	Company Guaranteed Notes, 7.250% due 5/15/24(a)	887,062
580,000	B+	Senior Secured Notes, 4.625% due 5/15/23(a)	593,050
307,412	B3(g)	Senior Unsecured Notes, 7.000% due 11/15/20(a)	308,565
390,000	CCC	BWAY Holding Co., Senior Unsecured Notes, 9.125% due 8/15/21(a)	400,725
230,000	B-	Coveris Holdings SA, Company Guaranteed Notes, 7.875% due 11/1/19(a)	235,750
		Pactiv LLC, Senior Unsecured Notes:
190,000	CCC+	7.950% due 12/15/25	208,050
680,000	CCC+	8.375% due 4/15/27	753,100

		Total Containers & Packaging	3,386,302

Diversified Consumer Services — 0.4%
		Service Corp. International, Senior Unsecured Notes:
250,000	BB	7.625% due 10/1/18	280,950
900,000	BB	5.375% due 5/15/24	969,750
130,000	BB	7.500% due 4/1/27	152,750

		Total Diversified Consumer Services	1,403,450

Diversified Financial Services — 2.9%
		AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Company Guaranteed Notes:
280,000	BBB-	4.500% due 5/15/21	296,450
410,000	BBB-	4.625% due 7/1/22	436,650
220,000	B+	Ausdrill Finance Pty Ltd., Company Guaranteed Notes, 6.875% due 11/1/19(a)	218,350
900,000	BB+	Case New Holland Industrial Inc., Company Guaranteed Notes, 7.875% due 12/1/17	969,750
2,990,000	BB+	Citigroup Inc., Junior Subordinated Notes, 5.950%(e)(f)	3,092,781
190,000	Caa3(g)	Compiler Finance Sub Inc., Senior Unsecured Notes, 7.000% due 5/1/21(a)(b)	89,300
410,000	B-	Globe Luxembourg SCA, Senior Secured Notes, 9.625% due 5/1/18(a)	364,900
500,000	BB	ILFC E-Capital Trust I, Limited Guaranteed Notes, 3.980% due 12/21/65(a)(e)	400,500
		International Lease Finance Corp., Senior Unsecured Notes:
370,000	BBB-	8.250% due 12/15/20	444,000
155,000	BBB-	8.625% due 1/15/22	193,169
120,000	CCC+	Jack Cooper Holdings Corp., Senior Secured Notes, 9.250% due 6/1/20	88,200
740,000	B-	KCA Deutag UK Finance PLC, Senior Secured Notes, 7.250% due 5/15/21(a)	597,550
530,000	CCC+	OPE KAG Finance Sub Inc., Senior Unsecured Notes, 7.875% due 7/31/23(a)	506,150
1,440,000	BB	Quicken Loans Inc., Company Guaranteed Notes, 5.750% due 5/1/25(a)	1,444,032
90,000	CCC+	SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes, 8.875% due 8/1/20(a)	69,300
390,000	B	TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes, 8.500% due 9/15/18(a)	307,612

		Total Diversified Financial Services	9,518,694

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Diversified Telecommunication Services — 4.4%
		CenturyLink Inc., Senior Unsecured Notes:
$465,000	BB	5.625% due 4/1/20	$496,969
620,000	BB	6.450% due 6/15/21	669,212
430,000	BB	5.800% due 3/15/22	446,490
150,000	BB	6.750% due 12/1/23	158,438
830,000	B	Cincinnati Bell Inc., Company Guaranteed Notes, 8.375% due 10/15/20	859,569
35,000	BB-	Cincinnati Bell Telephone Co. LLC, Company Guaranteed Notes, 6.300% due 12/1/28	33,381
550,000	B-	Cogent Communications Finance Inc., Company Guaranteed Notes, 5.625% due 4/15/21(a)	562,375
625,000	B-	Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., Senior Secured Notes, 12.500% due 7/1/22(a)	667,969
		Intelsat Jackson Holdings SA:
		Company Guaranteed Notes:
1,245,000	CCC	7.250% due 4/1/19	1,003,781
350,000	CCC	7.500% due 4/1/21	265,125
680,000	CCC	5.500% due 8/1/23	467,500
700,000	B-	Senior Secured Notes, 8.000% due 2/15/24(a)	706,125
770,000	CC	Intelsat Luxembourg SA, Company Guaranteed Notes, 7.750% due 6/1/21	231,000
		Level 3 Financing Inc., Company Guaranteed Notes:
500,000	B+	5.375% due 8/15/22	524,450
30,000	B+	5.625% due 2/1/23	31,538
770,000	B+	5.125% due 5/1/23	802,725
500,000	B+	5.250% due 3/15/26(a)	519,375
800,000	BB+	Telecom Italia SpA/Milano, Senior Unsecured Notes, 5.303% due 5/30/24(a)	827,000
		Virgin Media Finance PLC, Company Guaranteed Notes:
885,000	B	6.375% due 4/15/23(a)	946,950
470,000	B	6.000% due 10/15/24(a)	491,737
		Virgin Media Secured Finance PLC, Senior Secured Notes:
260,000	BB-	5.500% due 1/15/25(a)	268,125
500,000	BB-	5.500% due 8/15/26(a)	523,750
		Windstream Services LLC, Company Guaranteed Notes:
810,000	B+	7.750% due 10/15/20(c)	830,250
1,275,000	B+	7.750% due 10/1/21	1,278,188
650,000	B+	7.500% due 6/1/22(c)	628,875
50,000	B+	7.500% due 4/1/23(c)	47,812

		Total Diversified Telecommunication Services	14,288,709

Electric Utilities — 1.2%
		Calpine Corp.:
50,000	BB	Senior Secured Notes, 5.250% due 6/1/26(a)	50,875
		Senior Unsecured Notes:
610,000	B	5.375% due 1/15/23	613,428
640,000	B	5.750% due 1/15/25	640,000
		Dynegy Inc., Company Guaranteed Notes:
310,000	B+	6.750% due 11/1/19	319,300
305,000	B+	7.375% due 11/1/22	302,713
2,968	B-	FPL Energy National Wind Portfolio LLC, Senior Secured Notes, 6.125% due 3/25/19(a)	2,990
818,407	B-	Miran Mid-Atlantic Series C Pass Through Trust, Pass Thru Certificates, 10.060% due 12/30/28	635,289
1,640,000	B-	NRG REMA LLC, Pass Thru Certificates, 9.681% due 7/2/26	1,314,050

		Total Electric Utilities	3,878,645

Electronic Equipment, Instruments & Components — 0.6%
500,000	BB-	CDW LLC/CDW Finance Corp., Company Guaranteed Notes, 5.000% due 9/1/23	519,375
		Hornbeck Offshore Services Inc., Company Guaranteed Notes:
225,000	B-	1.500% due 9/1/19	119,953

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Electronic Equipment, Instruments & Components — 0.6% — (continued)
$500,000	B-	5.000% due 3/1/21	$288,750
55,000	B	International Wire Group Holdings Inc., Secured Notes, 8.500% due 10/15/17(a)	55,431
250,000	B	Radio Systems Corp., Secured Notes, 8.375% due 11/1/19(a)(b)	261,875
300,000	BB+	Sanmina Corp., Senior Secured Notes, 4.375% due 6/1/19(a)	313,875
		WESCO Distribution Inc., Company Guaranteed Notes:
300,000	BB-	5.375% due 12/15/21	311,250
230,000	BB-	5.375% due 6/15/24(a)	235,750

		Total Electronic Equipment, Instruments & Components	2,106,259

Energy Equipment & Services — 1.5%
430,000	BBB-	Access Midstream Partners LP, Senior Unsecured Notes, 4.875% due 3/15/24	440,876
		CGG SA, Company Guaranteed Notes:
520,000	CCC	6.500% due 6/1/21	257,400
200,000	CCC	6.875% due 1/15/22	99,000
400,000	NR	Helix Energy Solutions Group Inc., Senior Unsecured Notes, 3.250% due 3/15/32	375,000
445,000	B-	Pioneer Energy Services Corp., Company Guaranteed Notes, 6.125% due 3/15/22(b)	295,925
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
130,000	BB-	6.625% due 10/1/20	135,038
1,060,000	BB-	6.875% due 2/1/21	1,102,400
326,000	BB-	6.375% due 8/1/22	338,225
490,000	BB-	5.250% due 5/1/23	499,800
380,000	BB-	Trinidad Drilling Ltd., Company Guaranteed Notes, 7.875% due 1/15/19(a)	351,500
780,000	B+	Unit Corp., Company Guaranteed Notes, 6.625% due 5/15/21	653,250
		Williams Partners LP, Senior Unsecured Notes:
225,000	BBB-	6.300% due 4/15/40	246,394
220,000	BBB-	5.100% due 9/15/45(a)	216,487

		Total Energy Equipment & Services	5,011,295

Food Products — 1.7%
440,000	CCC+	Dole Food Co., Inc., Senior Secured Notes, 7.250% due 5/1/19(a)	449,900
		JBS USA LLC/JBS USA Finance Inc.:
440,000	BB	Company Guaranteed Notes, 7.250% due 6/1/21(a)	457,600
990,000	BB	Senior Unsecured Notes, 5.875% due 7/15/24(a)	1,027,125
		Kraft Heinz Foods Co.:
170,000	BBB-	Company Guaranteed Notes, 7.125% due 8/1/39(a)	246,253
132,000	BBB-	Secured Notes, 4.875% due 2/15/25(a)	145,618
430,000	BB	Pilgrim’s Pride Corp., Company Guaranteed Notes, 5.750% due 3/15/25(a)	446,125
560,000	B	Post Holdings Inc., Company Guaranteed Notes, 5.000% due 8/15/26(a)	560,000
2,350,000	CCC+	Simmons Foods Inc., Secured Notes, 7.875% due 10/1/21(a)(b)	2,326,500

		Total Food Products	5,659,121

Health Care Equipment & Supplies — 1.3%
200,000	B-	ConvaTec Finance International SA, Company Guaranteed Notes, 8.250% (8.250% cash or 9.000% PIK) due 1/15/19(a)(d)	200,352
		DJO Finance LLC/DJO Finance Corp., Secured Notes:
60,000	CCC	10.750% due 4/15/20(a)	49,200
920,000	CCC+	8.125% due 6/15/21(a)	814,200
260,000	CCC+	Greatbatch Ltd., Company Guaranteed Notes, 9.125% due 11/1/23(a)	260,325
290,000	CCC-	Immucor Inc., Company Guaranteed Notes, 11.125% due 8/15/19	274,050
		Kinetic Concepts Inc./KCI USA Inc.:
900,000	B-	Secured Notes, 10.500% due 11/1/18	929,250
360,000	BB-	Senior Secured Notes, 7.875% due 2/15/21(a)	389,700
		Mallinckrodt International Finance SA, Company Guaranteed Notes:
80,000	B	3.500% due 4/15/18	80,500
350,000	B	4.750% due 4/15/23	326,594

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Health Care Equipment & Supplies — 1.3% — (continued)
$1,020,000	B-	Universal Hospital Services Inc., Secured Notes, 7.625% due 8/15/20	$981,750

		Total Health Care Equipment & Supplies	4,305,921

Health Care Providers & Services — 4.6%
		Acadia Healthcare Co., Inc., Company Guaranteed Notes:
695,000	B	5.125% due 7/1/22	696,738
106,000	B	5.625% due 2/15/23	108,385
680,000	B-	Amsurg Corp., Company Guaranteed Notes, 5.625% due 7/15/22	704,650
		Centene Corp., Senior Unsecured Notes:
210,000	BB	5.625% due 2/15/21	223,913
1,520,000	BB	6.125% due 2/15/24	1,660,600
630,000	BB-	CHS/Community Health Systems Inc., Senior Secured Notes, 5.125% due 8/1/21	622,913
		DaVita HealthCare Partners Inc., Company Guaranteed Notes:
300,000	B+	5.125% due 7/15/24	310,312
100,000	B+	5.000% due 5/1/25	101,600
940,000	NR	Escrow Magellan Health, (Restricted), 9.750% due 5/15/20(b)(h)	—
		Fresenius Medical Care US Finance II Inc., Company Guaranteed Notes:
270,000	BB+	5.875% due 1/31/22(a)	308,475
300,000	BB+	4.750% due 10/15/24(a)	322,500
		HCA Inc.:
		Company Guaranteed Notes:
495,000	B+	7.500% due 2/15/22	565,537
915,000	B+	5.375% due 2/1/25	943,594
60,000	B+	7.690% due 6/15/25	68,250
350,000	B+	5.875% due 2/15/26	370,563
		Senior Secured Notes:
580,000	BBB-	4.750% due 5/1/23	608,275
450,000	BBB-	5.000% due 3/15/24	478,125
810,000	BBB-	5.250% due 4/15/25	869,737
160,000	BBB-	5.250% due 6/15/26	171,400
		HealthSouth Corp., Company Guaranteed Notes:
290,000	B+	5.125% due 3/15/23	295,075
750,000	B+	5.750% due 9/15/25	788,438
760,000	CCC+	IASIS Healthcare LLC/IASIS Capital Corp., Company Guaranteed Notes, 8.375% due 5/15/19	692,550
1,090,000	B-	MPH Acquisition Holdings LLC, Senior Unsecured Notes, 7.125% due 6/1/24(a)	1,174,475
970,000	B-	Select Medical Corp., Company Guaranteed Notes, 6.375% due 6/1/21(c)	976,062
		Tenet Healthcare Corp., Senior Unsecured Notes:
1,815,000	CCC+	8.125% due 4/1/22	1,846,762
60,000	CCC+	6.750% due 6/15/23	57,225

		Total Health Care Providers & Services	14,966,154

Hotels, Restaurants & Leisure — 5.2%
		1011778 BC ULC/New Red Finance Inc.:
410,000	B-	Secured Notes, 6.000% due 4/1/22(a)	429,987
446,000	B+	Senior Secured Notes, 4.625% due 1/15/22(a)	462,725
220,000	B	AMC Entertainment Inc., Company Guaranteed Notes, 5.750% due 6/15/25	226,618
156,909	NR	Bossier Casino Venture Holdco Inc., Senior Secured Notes, 14.000% (0.000% cash or 14.000% PIK) due 2/9/18(a)(b)(d)(h)	156,909
		Boyd Gaming Corp., Company Guaranteed Notes:
710,000	B	9.000% due 7/1/20	741,950
630,000	B	6.375% due 4/1/26(a)	674,100
560,000	BBB-	Brunswick Corp., Company Guaranteed Notes, 4.625% due 5/15/21(a)	575,400
		Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance Inc.:
570,000	CCC-	Secured Notes, 11.000% due 10/1/21	590,662

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Hotels, Restaurants & Leisure — 5.2% — (continued)
$860,000	CCC+	Senior Secured Notes, 8.000% due 10/1/20	$877,200
700,000	B	Carrols Restaurant Group Inc., Secured Notes, 8.000% due 5/1/22	764,750
160,000	CCC+	CEC Entertainment Inc., Company Guaranteed Notes, 8.000% due 2/15/22	160,800
550,000	BB	Churchill Downs Inc., Company Guaranteed Notes, 5.375% due 12/15/21(a)	574,750
490,000	B-	Eldorado Resorts Inc., Company Guaranteed Notes, 7.000% due 8/1/23	519,400
		GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes:
730,000	BB+	4.875% due 11/1/20	784,750
630,000	BB+	5.375% due 4/15/26	689,850
170,000	B-	Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes, 8.875% due 3/15/19(a)	180,200
720,000	BB+	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes, 5.625% due 10/15/21	744,994
160,000	CCC+	Landry’s Holdings II Inc., Senior Unsecured Notes, 10.250% due 1/1/18(a)	163,200
565,000	B-	Landry’s Inc., Company Guaranteed Notes, 9.375% due 5/1/20(a)	595,369
		MGM Resorts International, Company Guaranteed Notes:
350,000	BB-	6.625% due 12/15/21	394,625
710,000	BB-	7.750% due 3/15/22	827,150
350,000	BB-	6.000% due 3/15/23(c)	380,835
920,000	BB-	4.625% due 9/1/26	915,400
		NCL Corp., Ltd., Senior Unsecured Notes:
750,000	BB	5.250% due 11/15/19(a)	765,937
140,000	BB	4.625% due 11/15/20(a)	142,225
517,593	NR	New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes, 10.625% (0.000% cash or 10.625% PIK) due 5/1/19(a)(b)(d)	253,621
540,000	CCC	PF Chang’s China Bistro Inc., Company Guaranteed Notes, 10.250% due 6/30/20(a)(b)	517,050
500,000	CCC+	Scientific Games Corp., Company Guaranteed Notes, 8.125% due 9/15/18	503,125
		Scientific Games International Inc.:
465,000	CCC+	Company Guaranteed Notes, 6.250% due 9/1/20(b)	348,750
760,000	B+	Senior Secured Notes, 7.000% due 1/1/22(a)	811,300
580,000	BB+	Speedway Motorsports Inc., Company Guaranteed Notes, 5.125% due 2/1/23	601,750
		Viking Cruises Ltd., Senior Unsecured Notes:
120,000	B	8.500% due 10/15/22(a)	106,200
430,000	B	6.250% due 5/15/25(a)	341,850

		Total Hotels, Restaurants & Leisure	16,823,432

Household Durables — 1.8%
140,000	B-	Beazer Homes USA Inc., Company Guaranteed Notes, 9.125% due 5/15/19	141,925
		CalAtlantic Group Inc., Company Guaranteed Notes:
350,000	BB	6.250% due 12/15/21	385,875
155,000	BB	5.250% due 6/1/26	157,713
530,000	BB	Lennar Corp., Company Guaranteed Notes, 4.875% due 12/15/23	557,825
		PulteGroup Inc., Company Guaranteed Notes:
30,000	BB+	4.250% due 3/1/21	31,669
350,000	BB+	5.500% due 3/1/26	376,250
610,000	CCC+	Serta Simmons Bedding LLC, Senior Unsecured Notes, 8.125% due 10/1/20(a)	637,069
		Shea Homes LP/Shea Homes Funding Corp., Company Guaranteed Notes:
170,000	B+	5.875% due 4/1/23(a)	174,250
430,000	B+	6.125% due 4/1/25(a)	437,525
1,165,000	BB-	Taylor Morrison Communities Inc./Monarch Communities Inc., Company Guaranteed Notes, 5.250% due 4/15/21(a)	1,202,862
		Toll Brothers Finance Corp., Company Guaranteed Notes:
60,000	BB+	4.000% due 12/31/18	62,625
60,000	BB+	6.750% due 11/1/19	67,950
		William Lyon Homes Inc., Company Guaranteed Notes:
500,000	B-	5.750% due 4/15/19	511,250

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Household Durables — 1.8% — (continued)
$925,000	B-	8.500% due 11/15/20	$978,187
60,000	B-	7.000% due 8/15/22	62,250

		Total Household Durables	5,785,225

Household Products — 2.2%
650,000	B+	Brookfield Residential Properties Inc., Company Guaranteed Notes, 6.375% due 5/15/25(a)	646,750
540,000	BB-	Central Garden & Pet Co., Company Guaranteed Notes, 6.125% due 11/15/23	582,525
1,340,000	B	Century Intermediate Holding Co. 2, Senior Unsecured Notes, 9.750% (0.000% cash or 9.750% PIK) due 2/15/19(a)(d)	1,371,825
		Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
		Company Guaranteed Notes:
340,000	CCC+	9.875% due 8/15/19	350,200
680,000	CCC+	7.000% due 7/15/24(a)	729,725
		Senior Secured Notes:
1,250,000	B+	5.750% due 10/15/20	1,292,187
130,000	B+	5.125% due 7/15/23(a)	135,038
		Spectrum Brands Inc., Company Guaranteed Notes:
220,000	BB-	6.125% due 12/15/24	238,425
1,253,000	BB-	5.750% due 7/15/25	1,364,204
530,000	CCC+	Sun Products Corp. (The), Senior Unsecured Notes, 7.750% due 3/15/21(a)	550,537

		Total Household Products	7,261,416

Independent Power and Renewable Electricity Producers — 1.3%
		AES Corp., Senior Unsecured Notes:
650,000	BB	4.875% due 5/15/23	661,375
40,000	BB	5.500% due 3/15/24	41,700
110,000	BB	5.500% due 4/15/25	113,349
		NRG Energy Inc., Company Guaranteed Notes:
600,000	BB-	7.875% due 5/15/21	628,500
545,000	BB-	6.250% due 7/15/22	559,306
510,000	BB-	6.625% due 3/15/23	522,750
450,000	BB-	7.250% due 5/15/26(a)	469,575
650,000	BB-	6.625% due 1/15/27(a)	652,028
470,000	B+	Red Oak Power LLC, Senior Secured Notes, 9.200% due 11/30/29	488,800

		Total Independent Power and Renewable Electricity Producers	4,137,383

Industrial Conglomerates — 0.2%
		American Builders & Contractors Supply Co., Inc., Senior Unsecured Notes:
370,000	BB	5.625% due 4/15/21(a)	385,725
250,000	BB	5.750% due 12/15/23(a)	265,000

		Total Industrial Conglomerates	650,725

Insurance — 1.1%
580,000	BBB-	American Equity Investment Life Holding Co., Senior Unsecured Notes, 6.625% due 7/15/21	611,900
		CNO Financial Group Inc., Senior Unsecured Notes:
90,000	BB+	4.500% due 5/30/20	91,350
970,000	BB+	5.250% due 5/30/25	967,575
500,000	BB-	Fidelity & Guaranty Life Holdings Inc., Senior Unsecured Notes, 6.375% due 4/1/21(a)	501,250
		Genworth Holdings Inc., Company Guaranteed Notes:
250,000	B	7.700% due 6/15/20	248,750
500,000	B	4.900% due 8/15/23	410,000
585,000	CCC+	HUB International Ltd., Senior Unsecured Notes, 7.875% due 10/1/21(a)	599,625

		Total Insurance	3,430,450

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Internet Software & Services — 1.7%
$490,000	CCC+	Ancestry.com Holdings LLC, Senior Unsecured Notes, 9.625% (9.625% cash or 10.375% PIK) due 10/15/18(a)(d)	$499,800
70,000	CCC+	Ancestry.com Inc., Company Guaranteed Notes, 11.000% due 12/15/20	75,425
700,000	B+	Cogent Communications Group Inc., Senior Secured Notes, 5.375% due 3/1/22(a)	724,500
650,000	BB	CyrusOne LP/CyrusOne Finance Corp., Company Guaranteed Notes, 6.375% due 11/15/22	693,875
		EarthLink Holdings Corp.:
301,000	CCC+	Company Guaranteed Notes, 8.875% due 5/15/19	308,901
555,000	B+	Senior Secured Notes, 7.375% due 6/1/20	583,444
750,000	BB+	Equinix Inc., Senior Unsecured Notes, 5.875% due 1/15/26	818,902
		Match Group Inc., Senior Unsecured Notes:
555,000	BB-	6.750% due 12/15/22	592,463
240,000	BB-	6.375% due 6/1/24	262,200
		Netflix Inc., Senior Unsecured Notes:
500,000	B+	5.750% due 3/1/24	542,500
300,000	B+	5.875% due 2/15/25	327,000

		Total Internet Software & Services	5,429,010

Leisure Products — 0.1%
240,000	B	Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes, 10.500% due 7/1/19(a)	247,800

Machinery — 0.3%
630,000	CCC+	DH Services Luxembourg Sarl, Company Guaranteed Notes, 7.750% due 12/15/20(a)	660,713
350,000	BB-	Harsco Corp., Senior Unsecured Notes, 5.750% due 5/15/18	355,757

		Total Machinery	1,016,470

Media — 9.0%
		Altice Financing SA, Senior Secured Notes:
540,000	BB-	6.625% due 2/15/23(a)	564,300
370,000	BB-	7.500% due 5/15/26(a)	390,350
705,000	B	Altice Luxembourg SA, Company Guaranteed Notes, 7.625% due 2/15/25(a)	727,031
685,000	CCC+	Cablevision Systems Corp., Senior Unsecured Notes, 5.875% due 9/15/22	647,325
160,000	BB	Carmike Cinemas Inc., Secured Notes, 6.000% due 6/15/23(a)	168,800
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
320,000	BB+	5.125% due 2/15/23	336,800
780,000	BB+	5.875% due 4/1/24(a)	842,400
1,380,000	BB+	5.750% due 2/15/26(a)	1,480,050
500,000	B-	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 6.375% due 9/15/20(a)	518,750
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
720,000	BBB	4.908% due 7/23/25(a)	795,875
220,000	BBB	6.484% due 10/23/45(a)	271,344
1,065,000	B-	Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes, 7.625% due 3/15/20	1,078,312
		CSC Holdings LLC:
1,210,000	BB-	Company Guaranteed Notes, 6.625% due 10/15/25(a)	1,317,388
		Senior Unsecured Notes:
780,000	B-	6.750% due 11/15/21	834,600
425,000	B-	10.125% due 1/15/23(a)	486,359
200,000	B-	10.875% due 10/15/25(a)	235,000
		DISH DBS Corp., Company Guaranteed Notes:
270,000	B+	7.875% due 9/1/19	301,725
270,000	B+	5.125% due 5/1/20	280,125
930,000	B+	6.750% due 6/1/21	1,001,494
620,000	B+	5.875% due 7/15/22	633,950
240,000	B+	5.875% due 11/15/24	237,600

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Media — 9.0% — (continued)
$690,000	B+	7.750% due 7/1/26(a)	$737,948
380,000	B-	DISH Network Corp., Senior Unsecured Notes, 3.375% due 8/15/26(a)	398,288
500,000	CCC	Gibson Brands Inc., Senior Secured Notes, 8.875% due 8/1/18(a)	390,000
490,000	B+	Gray Television Inc., Company Guaranteed Notes, 5.875% due 7/15/26(a)	512,050
		iHeartCommunications Inc.:
275,831	CC	Company Guaranteed Notes, 14.000% (12.000% cash or 2.000% PIK) due 2/1/21(d)	113,091
1,240,000	CCC	Senior Secured Notes, 9.000% due 12/15/19	1,007,500
540,000	CC	Senior Unsecured Notes, 10.000% due 1/15/18	338,850
245,000	BB-	Lamar Media Corp., Company Guaranteed Notes, 5.750% due 2/1/26(a)	265,825
480,991	CC	LBI Media Inc., Secured Notes, 13.500% (4.250% cash or 9.250% PIK) due 4/15/20(a)(b)(d)	406,437
705,000	B-	Lee Enterprises Inc., Senior Secured Notes, 9.500% due 3/15/22(a)	733,200
570,000	B+	Media General Financing, Company Guaranteed Notes, 5.875% due 11/15/22	605,625
30,000	CCC+	MHGE Parent LLC/MHGE Parent Finance Inc., Senior Unsecured Notes, 8.500% due 8/1/19(a)	30,525
660,000	B	Midcontinent Communications & Midcontinent Finance Corp., Company Guaranteed Notes, 6.250% due 8/1/21(a)	694,650
935,000	B+	Nexstar Broadcasting Inc., Company Guaranteed Notes, 6.875% due 11/15/20	977,075
130,000	BB-	Outfront Media Capital LLC/Outfront Media Capital Corp., Company Guaranteed Notes, 5.250% due 2/15/22	136,663
		Radio One Inc.:
1,480,000	CCC	Company Guaranteed Notes, 9.250% due 2/15/20(a)(b)	1,406,000
710,000	B	Senior Secured Notes, 7.375% due 4/15/22(a)	722,425
		SFR Group SA, Senior Secured Notes:
550,000	B+	6.000% due 5/15/22(a)	564,163
1,705,000	B+	6.250% due 5/15/24(a)	1,724,181
1,040,000	B+	7.375% due 5/1/26(a)	1,075,100
		Sinclair Television Group Inc., Company Guaranteed Notes:
790,000	B+	5.375% due 4/1/21	822,587
290,000	B+	5.625% due 8/1/24(a)	302,789
465,000	BB-	Time Inc., Company Guaranteed Notes, 5.750% due 4/15/22(a)	460,931
300,000	BBB	Time Warner Cable Inc., Senior Secured Notes, 7.300% due 7/1/38	390,843
900,000	B+	Univision Communications Inc., Senior Secured Notes, 5.125% due 2/15/25(a)	943,875
340,000	BBB-	Viacom Inc., Senior Unsecured Notes, 4.375% due 3/15/43	309,135

		Total Media	29,219,334

Metals & Mining — 2.4%
		Alcoa Inc., Senior Unsecured Notes:
20,000	BBB-	5.125% due 10/1/24	21,200
740,000	BBB-	5.950% due 2/1/37	750,871
		Anglo American Capital PLC, Company Guaranteed Notes:
680,000	BB	3.625% due 5/14/20(a)	676,600
360,000	BB	4.875% due 5/14/25(a)	362,700
500,000	BB	ArcelorMittal, Senior Unsecured Notes, 7.250% due 2/25/22(c)	565,000
345,000	BB-	Coeur Mining Inc., Company Guaranteed Notes, 7.875% due 2/1/21	342,412
770,000	BB+	FMG Resources August 2006 Pty Ltd., Senior Secured Notes, 9.750% due 3/1/22(a)	893,200
		Freeport-McMoRan Inc., Company Guaranteed Notes:
855,000	BB	3.100% due 3/15/20	790,875
260,000	BB	3.550% due 3/1/22(c)	228,150
130,000	BB	3.875% due 3/15/23	112,125
930,000	BB	5.450% due 3/15/43	716,100
181,051	NR	Midwest Vanadium Pty Ltd., Senior Secured Notes, 11.500% due 2/15/18(a)(b)(i)	3,168
		Mirabela Nickel Ltd.:
300,991	NR	Secured Notes, 9.500% (0.000% cash or 9.500% PIK) due 6/24/19(a)(b)(d)	21,069
1,151	NR	Subordinated Notes, 1.000% due 9/10/44(a)(b)(h)	—

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Metals & Mining — 2.4% — (continued)
		Teck Resources Ltd., Company Guaranteed Notes:
$390,000	B+	3.000% due 3/1/19	$380,250
400,000	BB-	8.000% due 6/1/21(a)	432,750
230,000	BB-	8.500% due 6/1/24(a)	259,325
		United States Steel Corp., Senior Unsecured Notes:
490,000	B	7.375% due 4/1/20(c)	486,019
335,000	B	7.500% due 3/15/22	327,253
465,000	B	Zekelman Industries Inc., Senior Secured Notes, 9.875% due 6/15/23(a)	498,713

		Total Metals & Mining	7,867,780

Multiline Retail — 0.2%
605,000	B-	JC Penney Corp., Inc., Company Guaranteed Notes, 8.125% due 10/1/19	654,156

Oil, Gas & Consumable Fuels — 15.0%
395,000	CCC+	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Company Guaranteed Notes, 9.625% due 10/15/18	353,525
		Antero Resources Corp., Company Guaranteed Notes:
495,000	BB	5.375% due 11/1/21	498,094
635,000	BB	5.125% due 12/1/22	630,237
430,000	CCC	Approach Resources Inc., Company Guaranteed Notes, 7.000% due 6/15/21(b)	321,425
		Berry Petroleum Co. LLC, Senior Unsecured Notes:
310,000	NR	6.750% due 11/1/20(i)	162,750
790,000	NR	6.375% due 9/15/22(i)	414,750
365,000	CCC	Bill Barrett Corp., Company Guaranteed Notes, 7.000% due 10/15/22	268,275
1,020,000	B-	Blue Racer Midstream LLC/Blue Racer Finance Corp., Company Guaranteed Notes, 6.125% due 11/15/22(a)	986,850
		California Resources Corp.:
		Company Guaranteed Notes:
4,000	D	5.500% due 9/15/21	2,080
8,000	D	6.000% due 11/15/24	3,900
30,000	CCC+	Secured Notes, 8.000% due 12/15/22(a)	20,400
290,000	B+	Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes, 11.500% due 1/15/21(a)	332,775
		Carrizo Oil & Gas Inc., Company Guaranteed Notes:
920,000	B+	7.500% due 9/15/20	947,600
430,000	B+	6.250% due 4/15/23(c)	426,775
		Chesapeake Energy Corp., Company Guaranteed Notes:
20,000	D	3.930% due 4/15/19(e)	18,200
425,000	CC	6.625% due 8/15/20	380,375
120,000	CC	6.875% due 11/15/20	105,900
130,000	D	6.125% due 2/15/21	109,200
10,000	D	5.375% due 6/15/21	7,950
120,000	D	4.875% due 4/15/22	92,400
850,000	CC	5.750% due 3/15/23	656,094
470,000	B+	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Company Guaranteed Notes, 6.375% due 3/15/24	242,050
		Comstock Resources Inc.:
95,000	D	Company Guaranteed Notes, 7.750% due 4/1/19	64,600
		Secured Notes:
290,000	NR	7.750% (0.000% cash or 7.750% PIK) due 4/1/19	197,200
515,000	NR	10.000% (10.000% cash or 12.250% PIK) due 3/15/20	476,375
195,000	B	Senior Secured Notes, 10.000% due 3/15/20(a)	180,375
		Concho Resources Inc., Company Guaranteed Notes:
100,000	BB+	6.500% due 1/15/22	104,500
340,000	BB+	5.500% due 4/1/23	352,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 15.0% — (continued)
		Continental Resources Inc., Company Guaranteed Notes:
$320,000	BB+	5.000% due 9/15/22	$311,200
60,000	BB+	4.500% due 4/15/23	56,850
430,000	BB+	4.900% due 6/1/44	361,200
		Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Company Guaranteed Notes:
80,000	BB-	6.000% due 12/15/20	79,200
880,000	BB-	6.125% due 3/1/22	860,200
270,000	BB-	6.250% due 4/1/23	264,600
350,000	B+	CrownRock LP/CrownRock Finance Inc., Senior Unsecured Notes, 7.750% due 2/15/23(a)	373,625
410,000	B-	CSI Compressco LP/CSI Compressco Finance Inc., Company Guaranteed Notes, 7.250% due 8/15/22	371,050
		DCP Midstream LLC:
915,000	B+	Junior Subordinated Notes, 5.850% due 5/21/43(a)(b)(e)	704,550
		Senior Unsecured Notes:
345,000	BB	9.750% due 3/15/19(a)	385,969
115,000	BB	5.350% due 3/15/20(a)(b)	117,300
200,000	BB	4.750% due 9/30/21(a)(b)	198,000
410,000	BB	6.750% due 9/15/37(a)	399,750
		DCP Midstream Operating LP, Company Guaranteed Notes:
290,000	BB	4.950% due 4/1/22	293,625
345,000	BB	3.875% due 3/15/23(b)	329,475
		Ecopetrol SA, Senior Unsecured Notes:
54,000	BBB	5.875% due 9/18/23	58,792
10,000	BBB	4.125% due 1/16/25	9,700
330,000	B-	Endeavor Energy Resources LP/EER Finance Inc., Senior Unsecured Notes, 7.000% due 8/15/21(a)	332,475
		Ensco PLC, Senior Unsecured Notes:
60,000	BBB-	4.700% due 3/15/21(c)	51,930
70,000	BBB-	5.200% due 3/15/25	50,575
1,150,000	BBB-	5.750% due 10/1/44	713,000
		EP Energy LLC/Everest Acquisition Finance Inc., Company Guaranteed Notes:
380,000	CCC+	9.375% due 5/1/20	247,000
360,000	CCC+	7.750% due 9/1/22	198,900
480,000	CCC+	6.375% due 6/15/23	265,200
130,000	CCC+	EV Energy Partners LP/EV Energy Finance Corp., Company Guaranteed Notes, 8.000% due 4/15/19	81,250
390,000	B-	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., Senior Unsecured Notes, 7.875% due 7/15/21(a)	395,850
		Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Company Guaranteed Notes:
390,000	BB	6.125% due 6/15/19	395,850
110,000	BB	6.750% due 2/1/22	110,550
1,420,000	BB	6.875% due 2/15/23	1,388,050
745,000	CC	Gastar Exploration Inc., Secured Notes, 8.625% due 5/15/18	626,731
340,000	B+	Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes, 6.000% due 5/15/23	340,000
		Gulfport Energy Corp., Company Guaranteed Notes:
230,000	B+	7.750% due 11/1/20	240,350
425,000	B+	6.625% due 5/1/23	438,813
525,000	CCC+	Halcon Resources Corp., Secured Notes, 8.625% due 2/1/20(a)(c)(i)	501,375
150,000	BB	Holly Energy Partners LP/Holly Energy Finance Corp., Company Guaranteed Notes, 6.000% due 8/1/24(a)	153,750
375,000	Caa2(g)	Jones Energy Holdings LLC/Jones Energy Finance Corp., Company Guaranteed Notes, 6.750% due 4/1/22	324,375
10,000	BBB-	Kinder Morgan Inc., Company Guaranteed Notes, 7.800% due 8/1/31	12,272

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 15.0% — (continued)
$190,000	B-	Laredo Petroleum Inc., Company Guaranteed Notes, 7.375% due 5/1/22(c)	$192,850
		MEG Energy Corp., Company Guaranteed Notes:
110,000	BB-	6.500% due 3/15/21(a)	90,750
360,000	BB-	6.375% due 1/30/23(a)	282,600
110,000	BB-	7.000% due 3/31/24(a)	89,100
355,000	B	Memorial Resource Development Corp., Company Guaranteed Notes, 5.875% due 7/1/22	359,438
210,000	NR	Milagro Oil & Gas Inc., Secured Notes, 10.500% due 5/15/16(h)(i)	54,749
		MPLX LP, Company Guaranteed Notes:
495,000	BBB-	5.500% due 2/15/23(a)	514,117
1,015,000	BBB-	4.500% due 7/15/23(a)	1,026,655
850,000	BBB-	4.875% due 6/1/25(a)	869,043
830,000	D	Murray Energy Corp., Secured Notes, 11.250% due 4/15/21(a)	369,350
230,000	BB+	Newfield Exploration Co., Senior Unsecured Notes, 5.375% due 1/1/26	232,300
		NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes:
585,000	BB-	5.125% due 7/15/19	551,363
400,000	BB-	6.875% due 10/15/21	374,000
		NGPL PipeCo LLC, Senior Secured Notes:
160,000	BB-	7.119% due 12/15/17(a)	167,800
1,065,000	BB-	7.768% due 12/15/37(a)	1,148,869
		Noble Holding International Ltd., Company Guaranteed Notes:
150,000	BB+	4.625% due 3/1/21	126,015
345,000	BB+	3.950% due 3/15/22	263,062
		Oasis Petroleum Inc., Company Guaranteed Notes:
360,000	B+	6.875% due 3/15/22(c)	336,600
600,000	B+	6.875% due 1/15/23(c)	556,500
200,000	B-	Pacific Drilling V Ltd., Senior Secured Notes, 7.250% due 12/1/17(a)	79,000
100,000	B-	Parsley Energy LLC/Parsley Finance Corp., Company Guaranteed Notes, 7.500% due 2/15/22(a)	106,000
600,000	BBB-	PBF Holding Co. LLC/PBF Finance Corp., Senior Secured Notes, 7.000% due 11/15/23(a)	573,300
200,000	B+	Petrobras Global Finance BV, Company Guaranteed Notes, 4.375% due 5/20/23	174,922
815,000	CC	PetroQuest Energy Inc., Secured Notes, 10.000% due 2/15/21(a)	590,875
390,000	BBB-	Pride International Inc., Company Guaranteed Notes, 7.875% due 8/15/40	289,575
		QEP Resources Inc., Senior Unsecured Notes:
120,000	BB+	6.875% due 3/1/21	126,060
490,000	BB+	5.250% due 5/1/23	482,650
		Range Resources Corp., Company Guaranteed Notes:
70,000	BB+	5.000% due 3/15/23	69,475
450,000	BB+	4.875% due 5/15/25	436,500
70,000	BBB-	Regency Energy Partners LP/Regency Energy Finance Corp., Company Guaranteed Notes, 6.500% due 7/15/21	72,277
1,110,000	Ca(g)	Resolute Energy Corp., Company Guaranteed Notes, 8.500% due 5/1/20	1,004,550
		Rice Energy Inc., Company Guaranteed Notes:
880,000	B-	6.250% due 5/1/22	906,400
150,000	B-	7.250% due 5/1/23	157,500
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
865,000	BB+	5.625% due 4/15/20(a)	909,331
300,000	BB+	7.500% due 7/15/38(a)	312,000
1,575,000	BB+	6.875% due 4/15/40(a)(b)	1,598,625
590,000	B	Rose Rock Midstream LP/Rose Rock Finance Corp., Company Guaranteed Notes, 5.625% due 11/15/23	539,850
480,000	B+	RSP Permian Inc., Company Guaranteed Notes, 6.625% due 10/1/22	501,600
		Sabine Pass Liquefaction LLC, Senior Secured Notes:
630,000	BB+	5.625% due 2/1/21	664,650
725,000	BB+	6.250% due 3/15/22	779,375
370,000	BB+	5.625% due 4/15/23	391,275

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 15.0% — (continued)
$510,000	BB+	5.750% due 5/15/24	$544,425
		Sanchez Energy Corp., Company Guaranteed Notes:
680,000	B-	7.750% due 6/15/21	595,000
925,000	B-	6.125% due 1/15/23(c)	735,375
385,000	BB	SESI LLC, Company Guaranteed Notes, 7.125% due 12/15/21	377,300
190,000	B	Shelf Drilling Holdings Ltd., Secured Notes, 8.625% due 11/1/18(a)	155,325
360,000	B+	SM Energy Co., Senior Unsecured Notes, 5.625% due 6/1/25	338,400
400,000	BBB-	Southern Natural Gas Co. LLC, Company Guaranteed Notes, 8.000% due 3/1/32	511,962
		Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Company Guaranteed Notes:
10,000	B	7.500% due 7/1/21	10,200
520,000	B	5.500% due 8/15/22	493,350
645,000	BB-	Sunoco LP/Sunoco Finance Corp., Company Guaranteed Notes, 5.500% due 8/1/20(a)	655,546
470,000	B-	Teine Energy Ltd., Senior Unsecured Notes, 6.875% due 9/30/22(a)	473,525
		Tesoro Logistics LP/Tesoro Logistics Finance Corp., Company Guaranteed Notes:
100,000	BB	5.500% due 10/15/19	107,000
50,000	BB	6.125% due 10/15/21	52,469
140,000	BB	6.375% due 5/1/24	150,150
		Transocean Inc., Company Guaranteed Notes:
690,000	BB-	8.125% due 12/15/21(c)	650,325
330,000	BB-	9.000% due 7/15/23(a)	319,275
575,000	B	Western Refining Inc., Company Guaranteed Notes, 6.250% due 4/1/21	562,062
		Whiting Petroleum Corp., Company Guaranteed Notes:
90,000	B+	5.750% due 3/15/21(c)	81,112
300,000	B+	6.250% due 4/1/23(c)	264,000
		Williams Cos., Inc. (The), Senior Unsecured Notes:
130,000	BB	3.700% due 1/15/23	126,750
170,000	BB	4.550% due 6/24/24	174,675
450,000	BB	7.500% due 1/15/31	517,500
770,000	BB	5.750% due 6/24/44	795,025
		WPX Energy Inc., Senior Unsecured Notes:
910,000	B	6.000% due 1/15/22(c)	889,525
350,000	B	8.250% due 8/1/23(c)	365,750

		Total Oil, Gas & Consumable Fuels	48,717,764

Personal Products — 0.2%
630,000	B+	Revlon Consumer Products Corp., Company Guaranteed Notes, 5.750% due 2/15/21	647,325

Pharmaceuticals — 2.3%
690,000	CCC-	BioScrip Inc., Company Guaranteed Notes, 8.875% due 2/15/21	653,775
420,000	CCC+	DPx Holdings BV, Senior Unsecured Notes, 7.500% due 2/1/22(a)	447,901
		Endo Ltd./Endo Finance LLC/Endo Finco Inc., Company Guaranteed Notes:
200,000	B	6.000% due 7/15/23(a)	182,500
700,000	B	6.000% due 2/1/25(a)	624,750
320,000	B+	Grifols Worldwide Operations Ltd., Company Guaranteed Notes, 5.250% due 4/1/22(a)	336,000
		Valeant Pharmaceuticals International Inc., Company Guaranteed Notes:
655,000	B-	5.375% due 3/15/20(a)	620,612
170,000	B-	7.000% due 10/1/20(a)	166,600
1,065,000	B-	6.375% due 10/15/20(a)	1,022,400
700,000	B-	7.500% due 7/15/21(a)	690,592
740,000	B-	5.625% due 12/1/21(a)	671,550
950,000	B-	5.500% due 3/1/23(a)	833,625
1,200,000	B-	6.125% due 4/15/25(a)	1,057,500

		Total Pharmaceuticals	7,307,805

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Real Estate Investment Trusts (REITs) — 2.6%
$715,000	B-	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Unsecured Notes, 6.875% due 2/15/21(a)	$686,400
200,000	BBB-	Care Capital Properties LP, Company Guaranteed Notes, 5.125% due 8/15/26(a)	202,296
		Communications Sales & Leasing Inc./CSL Capital LLC:
130,000	B-	Company Guaranteed Notes, 8.250% due 10/15/23	136,175
190,000	BB-	Senior Secured Notes, 6.000% due 4/15/23(a)	198,075
		Corrections Corp. of America, Company Guaranteed Notes:
1,200,000	BB	5.000% due 10/15/22(c)	1,119,000
330,000	BB	4.625% due 5/1/23(c)	295,350
610,000	BB-	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 5.875% due 6/1/21	625,250
610,000	BB-	ESH Hospitality Inc., Company Guaranteed Notes, 5.250% due 5/1/25(a)	612,861
875,000	B+	FelCor Lodging LP, Senior Secured Notes, 5.625% due 3/1/23	903,437
510,000	B+	GEO Group Inc. (The), Company Guaranteed Notes, 5.125% due 4/1/23	457,725
860,000	BB-	Iron Mountain Inc., Company Guaranteed Notes, 6.000% due 10/1/20(a)	915,909
600,000	B	Isle of Capri Casinos Inc., Company Guaranteed Notes, 8.875% due 6/15/20	629,250
		MGP Escrow Issuer LLC, Company Guaranteed Notes:
500,000	BB-	5.625% due 5/1/24(a)	543,750
390,000	BB-	4.500% due 9/1/26(a)	391,706
		MPT Operating Partnership LP/MPT Finance Corp., Company Guaranteed Notes:
140,000	BBB-	6.375% due 3/1/24	154,350
220,000	BBB-	5.250% due 8/1/26	234,300

		Total Real Estate Investment Trusts (REITs)	8,105,834

Real Estate Management & Development — 0.5%
850,000	BB-	Greystar Real Estate Partners LLC, Senior Secured Notes, 8.250% due 12/1/22(a)	905,250
785,000	B+	Realogy Group LLC/Realogy Co.-Issuer Corp., Company Guaranteed Notes, 5.250% due 12/1/21(a)	826,213

		Total Real Estate Management & Development	1,731,463

Semiconductors & Semiconductor Equipment — 0.7%
		Micron Technology Inc., Senior Unsecured Notes:
255,000	BB	5.875% due 2/15/22	258,506
795,000	BB	5.250% due 8/1/23(a)	773,137
200,000	BB	5.500% due 2/1/25	194,750
400,000	BB	5.625% due 1/15/26(a)	384,000
475,000	BB+	Qorvo Inc., Company Guaranteed Notes, 6.750% due 12/1/23(a)	518,938

		Total Semiconductors & Semiconductor Equipment	2,129,331

Software — 1.3%
370,000	BBB-	Activision Blizzard Inc., Company Guaranteed Notes, 6.125% due 9/15/23(a)	406,537
		First Data Corp.:
1,560,000	B	Company Guaranteed Notes, 7.000% due 12/1/23(a)	1,639,950
480,000	B	Secured Notes, 5.750% due 1/15/24(a)	493,200
725,000	BB	Senior Secured Notes, 5.000% due 1/15/24(a)	740,406
270,000	CCC+	Interface Security Systems Holdings Inc./Interface Security Systems LLC, Secured Notes, 9.250% due 1/15/18	275,063
505,000	BB-	Nuance Communications Inc., Company Guaranteed Notes 5.375% due 8/15/20(a)	518,256

		Total Software	4,073,412

Specialty Retail — 1.7%
360,000	BB	CST Brands Inc., Company Guaranteed Notes, 5.000% due 5/1/23	382,500
850,000	BB-	Dollar Tree Inc., Company Guaranteed Notes, 5.750% due 3/1/23	919,063
		GameStop Corp., Company Guaranteed Notes:
270,000	BB+	5.500% due 10/1/19(a)	276,075
250,000	BB+	6.750% due 3/15/21(a)	253,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Specialty Retail — 1.7% — (continued)
		Guitar Center Inc.:
$650,000	CCC	Company Guaranteed Notes, 9.625% due 4/15/20(a)	$481,000
140,000	B-	Senior Secured Notes, 6.500% due 4/15/19(a)	125,300
		L Brands Inc.:
		Company Guaranteed Notes:
200,000	BB+	7.000% due 5/1/20	231,250
420,000	BB+	6.625% due 4/1/21	487,200
360,000	BB+	6.875% due 11/1/35	395,100
220,000	BB-	Senior Unsecured Notes, 6.950% due 3/1/33	233,750
		Neiman Marcus Group Ltd. LLC, Company Guaranteed Notes:
520,000	CCC	8.000% due 10/15/21(a)	447,564
310,000	CCC	8.750% (8.750% cash or 9.500% PIK) due 10/15/21(a)(d)	253,425
715,000	B-	PetSmart Inc., Senior Unsecured Notes, 7.125% due 3/15/23(a)	753,431
330,000	BB+	Sally Holdings LLC/Sally Capital Inc., Company Guaranteed Notes, 5.625% due 12/1/25	359,040

		Total Specialty Retail	5,598,448

Technology Hardware, Storage & Peripherals — 2.5%
		Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
250,000	BB	Company Guaranteed Notes, 7.125% due 6/15/24(a)	271,160
		Senior Secured Notes:
200,000	BBB-	6.020% due 6/15/26(a)	214,375
2,090,000	BBB-	8.100% due 7/15/36(a)	2,434,169
230,000	BBB-	8.350% due 7/15/46(a)	268,842
440,000	BB	Senior Unsecured Notes, 5.875% due 6/15/21(a)	465,426
		Seagate HDD Cayman, Company Guaranteed Notes:
605,000	BBB-	4.875% due 6/1/27	531,330
790,000	BBB-	5.750% due 12/1/34	656,687
		Western Digital Corp.:
1,955,000	BB+	Company Guaranteed Notes, 10.500% due 4/1/24(a)	2,214,038
960,000	BBB-	Senior Secured Notes, 7.375% due 4/1/23(a)	1,044,000

		Total Technology Hardware, Storage & Peripherals	8,100,027

Textiles, Apparel & Luxury Goods — 0.5%
		Hanesbrands Inc., Company Guaranteed Notes:
140,000	BB	4.625% due 5/15/24(a)	147,175
130,000	BB	4.875% due 5/15/26(a)	136,500
500,000	BBu	Levi Strauss & Co., Senior Unsecured Notes, 5.000% due 5/1/25	521,250
710,000	BB+	William Carter Co. (The), Company Guaranteed Notes, 5.250% due 8/15/21	751,713

		Total Textiles, Apparel & Luxury Goods	1,556,638

Tobacco — 0.2%
835,000	CCC-	Alliance One International Inc., Secured Notes, 9.875% due 7/15/21	746,281

Transportation Infrastructure — 2.5%
505,000	BB+	Aircastle Ltd., Senior Unsecured Notes, 7.625% due 4/15/20	585,169
945,000	B-	Con-Way Inc., Senior Unsecured Notes, 7.250% due 1/15/18	970,987
260,000	B	CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes, 8.250% due 12/15/19(a)	201,500
460,000	B+	Eletson Holdings Inc., Senior Secured Notes, 9.625% due 1/15/22(a)(b)	338,100
670,000	B+	Flexi-Van Leasing Inc., Company Guaranteed Notes, 7.875% due 8/15/18(a)	606,350
560,000	B	Florida East Coast Holdings Corp., Senior Secured Notes, 6.750% due 5/1/19(a)	579,600
		Fly Leasing Ltd., Senior Unsecured Notes:
335,000	BB	6.750% due 12/15/20	345,469
540,000	BB	6.375% due 10/15/21	548,100
888,000	B-	Gardner Denver Inc., Senior Unsecured Notes, 6.875% due 8/15/21(a)	823,620

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Transportation Infrastructure — 2.5% — (continued)
$740,000	B+	Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes, 8.125% due 11/15/21(a)	$566,100
389,887	CCC-	Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Unsecured Notes, 10.000% (10.000% cash or 10.750% PIK) due 2/15/18(a)(d)	218,337
330,000	Caa3(g)	Ultrapetrol Bahamas Ltd., Senior Secured Notes, 8.875% due 6/15/21(b)(i)	67,650
710,000	B	Watco Cos. LLC/Watco Finance Corp., Company Guaranteed Notes, 6.375% due 4/1/23(a)	715,325
405,000	CCC+	WaveDivision Escrow LLC/WaveDivision Escrow Corp., Senior Unsecured Notes, 8.125% due 9/1/20(a)	423,225
		XPO Logistics Inc., Company Guaranteed Notes:
180,000	B	7.875% due 9/1/19(a)	187,208
350,000	B	6.500% due 6/15/22(a)	365,312
500,000	B	6.125% due 9/1/23(a)	515,000

		Total Transportation Infrastructure	8,057,052

Wireless Telecommunication Services — 4.1%
		Frontier Communications Corp., Senior Unsecured Notes:
685,000	BB-	8.875% due 9/15/20	749,219
300,000	BB-	9.250% due 7/1/21	325,875
340,000	BB-	10.500% due 9/15/22	371,238
730,000	BB-	7.625% due 4/15/24	689,850
525,000	BB-	6.875% due 1/15/25	473,156
915,000	BB-	11.000% due 9/15/25	991,631
560,000	D	Oi Brasil Holdings Cooperatief UA, Senior Unsecured Notes, 5.750% due 2/10/22(a)(i)	147,000
1,860,000	B	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	1,855,350
		Sprint Communications Inc.:
		Company Guaranteed Notes:
2,065,000	BB-	9.000% due 11/15/18(a)	2,281,825
235,000	BB-	7.000% due 3/1/20(a)	253,212
		Senior Unsecured Notes:
835,000	B	7.000% due 8/15/20	826,650
975,000	B	11.500% due 11/15/21	1,101,750
		Sprint Corp., Company Guaranteed Notes:
1,880,000	B	7.250% due 9/15/21	1,868,250
290,000	B	7.875% due 9/15/23	283,327
		T-Mobile USA Inc., Company Guaranteed Notes:
300,000	BB	6.000% due 3/1/23	319,137
750,000	BB	6.500% due 1/15/26	823,594

		Total Wireless Telecommunication Services	13,361,064

		TOTAL CORPORATE BONDS & NOTES (Cost — $304,601,069)	310,260,247

SENIOR LOANS — 0.5%
340,000	NR	AP NMT Acquisition BV, (Restricted), 10.000% due 8/13/22(b)	238,850
424,151	NR	Hercules Offshore Inc., (Restricted), 10.500% due 5/6/20(b)(i)	255,903
277,200	NR	Lantheus Medical Imaging, (Restricted), 7.000% due 6/30/22	265,419
175,368	NR	Murray Energy Corp., (Restricted), 8.250% due 4/16/20	146,345
129,674	NR	Panda Temple Power II LLC, (Restricted), 7.250% due 4/3/19	120,597
316,000	NR	Panda Temple Power LLC, (Restricted), 7.250% due 3/6/22	282,820
345,333	NR	Radnet Management Inc., (Restricted), 8.000% due 3/25/21	336,700

		TOTAL SENIOR LOANS (Cost — $1,805,330)	1,646,634

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
300,000	NR	Commercial Mortgage Trust, Series 2015-LC21, Class E, 3.250% due 7/10/48(a)	164,334
200,000	NR	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class E, 4.772% due 8/15/48(a)(e)	150,003

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†		Rating††	Security	Value
$300,000		NR	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E, 3.000% due 5/15/48(a)	$158,810

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $524,489)	473,147

Shares/Units
PREFERRED STOCK — 0.3%
FINANCIALS — 0.3%
Banks — 0.3%
39,709			GMAC Capital Trust I, 6.602%(e) (Cost — $937,614)	1,003,049

COMMON STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
9,953			Bossier Casino Venture Holdco Inc., (Restricted)*(a)(b)(h)	90,174

ENERGY — 0.3%
Energy Equipment & Services — 0.1%
18,163			DeepOcean Group Holdings AS, (Restricted)*(b)(h)	125,507
17,453			Hercules Offshore Inc.*	23,125

			Total Energy Equipment & Services	148,632

Oil, Gas & Consumable Fuels — 0.2%
24,451			Magnum Hunter Resources Corp., (Restricted)*(b)	305,638
347			Southwestern Energy Co.	4,827
53,668			Whiting Petroleum Corp.*	391,239

			Total Oil, Gas & Consumable Fuels	701,704

			TOTAL ENERGY	850,336

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
559			Jack Cooper Holdings Corp., Class B Shares*(a)(b)(h)	—

MATERIALS — 0.0%
Metals & Mining — 0.0%
353,070	AUD		Mirabela Nickel Ltd.*(b)(h)	—

			TOTAL COMMON STOCKS (Cost — $2,579,899)	940,510

CONVERTIBLE PREFERRED STOCK — 0.1%
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
10,400			Southwestern Energy Co., 6.250% (Cost — $345,351)	334,880

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $310,793,752)	314,658,467

Face Amount
SHORT-TERM INVESTMENTS (j) — 6.0%
MONEY MARKET FUND — 4.2%
$13,683,734			Invesco STIT — Government & Agency Portfolio(k) (Cost — $13,683,734)	13,683,734

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount	Security	Value
TIME DEPOSITS — 1.8%
$2,045,399	Banco Santander SA — Frankfurt, 0.150% due 9/1/16	$2,045,399
3,895,156	Citibank N.A. — Puerto Rico, 0.150% due 9/1/16	3,895,156

	TOTAL TIME DEPOSITS (Cost — $5,940,555)	5,940,555

	TOTAL SHORT-TERM INVESTMENTS (Cost — $19,624,289)	19,624,289

	TOTAL INVESTMENTS — 102.9% (Cost — $330,418,041#)	334,282,756

	Liabilities in Excess of Other Assets — (2.9)%	(9,500,551)

	TOTAL NET ASSETS — 100.0%	$324,782,205

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Illiquid security.
(c)	All or a portion of this security is on loan (See Note 1).
(d)	Payment in-kind security for which part of the income earned may be paid as additional principal. At the option of the issuer.
(e)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2016.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Rating by Moody’s Investors Service. All ratings are unaudited.
(h)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(i)	Security is currently in default.
(j)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 1.8%.
(k)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $332,396,012.

Abbreviations used in this schedule:
PLC	— Public Limited Company

See pages 250 and 251 for definitions of ratings.

Summary of Investments by Security Type^
Corporate Bonds & Notes	92.8%
Senior Loans	0.5
Preferred Stocks	0.3
Common Stocks	0.3
Collateralized Mortgage Obligations	0.1
Convertible Preferred Stocks	0.1
Short-Term Investments	5.9

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
SOVEREIGN BONDS — 41.3%
Brazil — 2.7%
17,100,000	BRL	Brazil Letras do Tesouro Nacional, zero coupon, due 10/1/16 — 7/1/17	$5,079,582

Canada — 4.4%
		Province of Alberta Canada:
900,000	CAD	1.250% due 6/1/20	689,745
900,000	CAD	2.350% due 6/1/25	711,441
		Province of Ontario Canada:
1,500,000	CAD	4.200% due 6/2/20(a)	1,273,384
3,100,000	CAD	3.150% due 6/2/22(a)	2,597,120
1,900,000	CAD	2.600% due 6/2/25(a)	1,546,256
800,000	CAD	2.400% due 6/2/26	638,481
1,100,000	CAD	Province of Quebec Canada, 3.750% due 9/1/24	967,639

		Total Canada	8,424,066

France — 2.6%
2,800,000	EUR	France Government Bond OAT, 3.250% due 5/25/45	4,912,205

Germany — 2.5%
2,300,000	EUR	Bundesrepublik Deutschland, 4.250% due 7/4/39	4,795,514

Greece — 0.4%
300,000	EUR	Athens Urban Transportation Organisation, 4.851% due 9/19/16	333,227
47,000,000	JPY	Hellenic Republic Government International Bond, 3.800% due 8/8/17	436,047

		Total Greece	769,274

Ireland — 0.8%
1,000,000	EUR	Ireland Government Bond, 5.400% due 3/13/25	1,591,130

Italy — 3.0%
		Italy Buoni Poliennali Del Tesoro:
900,000	EUR	0.450% due 6/1/21	1,014,194
1,000,000	EUR	4.750% due 9/1/44(b)	1,739,419
700,000	EUR	3.250% due 9/1/46(b)	972,815
700,000	EUR	2.700% due 3/1/47(b)	868,242
700,000	GBP	Italy Government International Bond, 6.000% due 8/4/28	1,230,771

		Total Italy	5,825,441

Japan — 9.4%
$400,000		Japan Bank for International Cooperation, 1.875% due 7/21/26	399,156
800,000		Japan Finance Organization for Municipalities, 2.125% due 4/13/21(b)	809,061
		Japan Government Thirty Year Bond:
210,000,000	JPY	1.700% due 9/20/44	2,726,061
330,000,000	JPY	1.400% due 9/20/45	4,051,344
		Japan Government Twenty Year Bond:
630,000,000	JPY	1.000% due 12/20/35	6,881,810
280,000,000	JPY	0.400% due 3/20/36	2,750,305
400,000		Tokyo Metropolitan Government, 2.000% due 5/17/21(b)	403,333

		Total Japan	18,021,070

New Zealand — 0.1%
300,000	NZD	New Zealand Government Bond, 5.500% due 4/15/23	265,584

Poland — 0.4%
2,700,000	PLN	Poland Government Bond, 3.250% due 7/25/25	722,442

Slovenia — 3.0%
		Slovenia Government International Bond:
500,000		4.750% due 5/10/18	526,360

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
Slovenia — 3.0% — (continued)
$800,000		4.125% due 2/18/19	$844,528
400,000		5.500% due 10/26/22	463,093
2,500,000		5.850% due 5/10/23	2,965,995
900,000		5.250% due 2/18/24	1,042,906

		Total Slovenia	5,842,882

Spain — 4.6%
		Autonomous Community of Catalonia:
700,000	EUR	4.300% due 11/15/16	784,858
200,000	EUR	4.750% due 6/4/18	231,345
500,000	EUR	4.950% due 2/11/20	588,512
500,000	EUR	Autonomous Community of Madrid Spain, 4.125% due 5/21/24	689,718
		Spain Government Bond:
3,550,000	EUR	2.750% due 10/31/24(b)	4,574,207
1,500,000	EUR	2.900% due 10/31/46(b)	1,976,028

		Total Spain	8,844,668

United Kingdom — 7.4%
		United Kingdom Gilt:
2,500,000	GBP	3.250% due 1/22/44	4,801,310
4,600,000	GBP	3.500% due 1/22/45	9,293,257

		Total United Kingdom	14,094,567

		TOTAL SOVEREIGN BONDS (Cost — $71,040,570)	79,188,425

CORPORATE BONDS & NOTES — 31.6%
Austria — 0.1%
200,000	EUR	Heta Asset Resolution AG, Senior Unsecured Notes, 0.149% due 12/31/23(c)	194,114

Canada — 0.3%
500,000		Royal Bank of Canada, Covered Notes, 2.300% due 3/22/21	511,126

Cayman Islands — 0.3%
800,000		US Capital Funding II Ltd./US Capital Funding II Corp., Asset Backed, 1.507% due 8/1/34(b)(d)	544,000

Denmark — 13.8%
1,100,000	DKK	BRFkredit AS, Covered Notes, 3.000% due 10/1/47	170,138
		Nordea Kredit Realkreditaktieselskab, Covered Notes:
6,200,000	DKK	2.000% due 4/1/17	942,734
500,000	DKK	2.500% due 10/1/37	77,294
783,767	DKK	3.000% due 10/1/47	121,472
		Nykredit Realkredit AS, Covered Notes:
46,000,000	DKK	1.000% due 10/1/16	6,958,387
9,100,000	DKK	2.000% due 4/1/17	1,382,613
4,400,000	DKK	1.000% due 10/1/17	669,174
9,538,713	DKK	2.000% due 10/1/37	1,452,625
4,638,898	DKK	2.500% due 10/1/37	716,806
13,290,096	DKK	2.500% due 10/1/47	2,019,929
13,701,103	DKK	3.000% due 10/1/47	2,125,523
		Realkredit Danmark AS, Covered Notes:
13,800,000	DKK	1.000% due 1/1/17	2,079,600
7,800,000	DKK	1.000% due 4/1/17	1,178,863
32,700,000	DKK	2.000% due 4/1/17	4,970,904
1,781,572	DKK	2.000% due 10/1/37	270,510
4,598,874	DKK	2.500% due 10/1/37	711,035
1,600,000	DKK	2.500% due 10/1/47	243,959

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
Denmark — 13.8% — (continued)
2,785,036	DKK	3.000% due 10/1/47	$429,970

		Total Denmark	26,521,536

France — 0.8%
$1,200,000		Credit Agricole SA, Senior Unsecured Notes, 1.201% due 6/12/17(b)(d)	1,199,796
400,000		Dexia Credit Local SA, Government Liquid Guaranteed Notes, 1.242% due 3/23/18(b)(d)	401,092

		Total France	1,600,888

Germany — 1.0%
2,400,000	NZD	Landwirtschaftliche Rentenbank, Government Guaranteed Notes, 4.750% due 3/12/19	1,840,902

Greece — 0.1%
200,000	EUR	Hellenic Railways Organization SA, Government Guaranteed Notes, 4.028% due 3/17/17	218,658

Italy — 2.2%
		Banca Carige SpA, Covered Notes:
900,000	EUR	3.750% due 11/25/16	1,011,764
400,000	EUR	3.875% due 10/24/18	476,219
		Banca Monte dei Paschi di Siena SpA, Covered Notes:
800,000	EUR	4.875% due 9/15/16	962,522
500,000	EUR	5.000% due 2/9/18	594,398
500,000		Intesa Sanpaolo SpA, Subordinated Notes, 5.710% due 1/15/26(b)	491,056
400,000	GBP	Telecom Italia SpA/Milano, Senior Unsecured Notes, 6.375% due 6/24/19	588,955

		Total Italy	4,124,914

Jersey Channel Islands — 0.2%
200,000	GBP	HBOS Capital Funding LP, Company Guaranteed Notes, 9.540%(d)(e)	285,303

Luxembourg — 0.7%
600,000	EUR	Commerzbank Finance & Covered Bond SA, Covered Notes, 4.250% due 6/4/18	717,876
500,000	EUR	Wind Acquisition Finance SA, Secured Notes, 7.000% due 4/23/21	582,204

		Total Luxembourg	1,300,080

Netherlands — 1.2%
700,000	CAD	Bank Nederlandse Gemeenten NV, Senior Unsecured Notes, 2.125% due 10/1/19(b)	545,949
600,000		ING Bank NV, Covered Notes, 2.625% due 12/5/22(b)	621,914
		Petrobras Global Finance BV, Company Guaranteed Notes:
500,000		7.875% due 3/15/19(f)	534,850
600,000		8.375% due 5/23/21	647,070

		Total Netherlands	2,349,783

Norway — 0.3%
		Eksportfinans ASA, Senior Unsecured Notes:
100,000	CHF	2.875% due 11/16/16	102,298
500,000		5.500% due 6/26/17	514,370

		Total Norway	616,668

Portugal — 0.2%
		Banco Espirito Santo SA, Senior Unsecured Notes:
200,000	EUR	4.750% due 1/15/18	54,664
200,000	EUR	4.000% due 1/21/19	54,664
300,000	EUR	Novo Banco SA, Senior Unsecured Notes, 5.000% due 4/4/19	236,791

		Total Portugal	346,119

Spain — 1.3%
1,600,000	EUR	Banco Popular Espanol SA, Junior Subordinated Notes, 8.250%(d)(e)	1,643,056
900,000	EUR	Banco Santander SA, Junior Subordinated Notes, 6.250%(d)(e)	915,057

		Total Spain	2,558,113

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
Supranational — 1.0%
1,400,000	NZD	Asian Development Bank, Senior Unsecured Notes, 4.625% due 3/6/19	$1,071,454
		European Investment Bank, Senior Unsecured Notes:
500,000	AUD	0.500% due 6/21/23	324,024
800,000	AUD	0.500% due 8/10/23	510,814

		Total Supranational	1,906,292

Sweden — 0.5%
8,000,000	SEK	Stadshypotek AB, Covered Notes, 2.500% due 9/18/19	1,012,618

Switzerland — 0.4%
		UBS AG, Subordinated Notes:
$250,000		7.625% due 8/17/22	293,525
400,000		5.125% due 5/15/24	420,067

		Total Switzerland	713,592

United Kingdom — 2.8%
		Barclays Bank PLC, Subordinated Notes:
400,000		7.625% due 11/21/22	449,950
1,600,000		7.750% due 4/10/23(d)	1,698,000
600,000		Barclays PLC, Senior Unsecured Notes, 2.917% due 8/10/21(d)	612,933
400,000	GBP	Co-operative Group Holdings 2011 Ltd., Company Guaranteed Notes, step bond to yield, 6.875% due 7/8/20	609,319
500,000		HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(b)	536,293
100,000	GBP	Legal & General Group PLC, Subordinated Notes, 5.500% due 6/27/64(d)	143,297
200,000	GBP	Lloyds Banking Group PLC, Junior Subordinated Notes, 7.625%(d)(e)	271,822
500,000		Santander UK Group Holdings PLC, Subordinated Notes, 4.750% due 9/15/25(b)	504,024
400,000	GBP	Virgin Media Secured Finance PLC, Senior Secured Notes, 4.875% due 1/15/27	552,180

		Total United Kingdom	5,377,818

United States — 4.4%
300,000		Ally Financial Inc., Senior Unsecured Notes, 3.250% due 9/29/17	303,375
300,000	EUR	American International Group Inc., Senior Unsecured Notes, 1.500% due 6/8/23	350,938
300,000		Anheuser-Busch InBev Finance Inc., Company Guaranteed Notes, 3.300% due 2/1/23	315,303
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
600,000		3.579% due 7/23/20(b)	628,414
700,000		4.464% due 7/23/22(b)	760,544
400,000		Ford Motor Credit Co. LLC, Senior Unsecured Notes, 5.875% due 8/2/21	460,688
200,000		International Lease Finance Corp., Senior Secured Notes, 6.750% due 9/1/16(b)	222,125
1,200,000		JPMorgan Chase & Co., Senior Unsecured Notes, 1.265% due 4/25/18(d)	1,201,973
1,300,000		Lehman Brothers Holdings Inc., Senior Unsecured Notes, 0.000% due 12/30/16(c)	95,225
1,000,000		Santander Holdings USA Inc., Senior Unsecured Notes, 2.275% due 11/24/17(d)	1,006,332
1,000,000		Starwood Hotels & Resorts Worldwide Inc., Senior Unsecured Notes, 6.750% due 5/15/18	1,085,120
400,000		T-Mobile USA Inc., Company Guaranteed Notes, 6.375% due 3/1/25	431,500
1,100,000		UnitedHealth Group Inc., Senior Unsecured Notes, 3.750% due 7/15/25	1,220,734
200,000		Wells Fargo & Co., Senior Unsecured Notes, 2.550% due 12/7/20	205,839
200,000		Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 3.150% due 4/1/22	206,756

		Total United States	8,494,866

		TOTAL CORPORATE BONDS & NOTES (Cost — $61,850,175)	60,517,390

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.8%
		ALBA PLC:
523,056	GBP	Series 2007-1, Class A3, 0.749% due 3/17/39(d)	622,825
580,085	GBP	Series 2015-1, Class A, 1.523% due 4/24/49(d)	757,577
1,000,000		Ares XXV CLO Ltd., Series 2012-3A, Class AR, 1.835% due 1/17/24(b)(c)(d)	1,000,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
$318,931		Atrium CDO Corp., Series 7A, Class AR, 1.918% due 11/16/22(b)(d)	$319,383
1,199,754		Banc of America Alternative Loan Trust, Series 2006-3, Class 5CB1, 6.500% due 4/25/36	1,010,587
51,326		Banc of America Funding Trust, Series 2006-A, Class 1A1, 2.869% due 2/20/36(d)	50,467
51,757		Banc of America Mortgage Trust, Series 2003-F, Class 3A1, 3.248% due 7/25/33(d)	51,862
236,250		Banc of America Re-REMIC Trust, Series 2010-UB5, Class A4A, 5.673% due 2/17/51(b)(d)	238,840
		Bear Stearns Adjustable Rate Mortgage Trust:
8,700		Series 2003-5, Class 1A2, 2.943% due 8/25/33(d)	8,622
17,723		Series 2003-7, Class 6A, 2.865% due 10/25/33(d)	17,850
48,802		Series 2004-2, Class 22A, 3.124% due 5/25/34(d)	47,266
10,547		Series 2004-2, Class 23A, 2.973% due 5/25/34(d)	9,792
21,197		Series 2005-2, Class A2, 2.924% due 3/25/35(d)	21,413
147,741		Bear Stearns Structured Products Inc. Trust, Series 2007-R6, Class 1A1, 2.988% due 1/26/36(d)	116,230
205,335	EUR	Casa d’este Finance SRL, Series 1, Class A2, 0.087% due 9/15/40(d)	226,614
552,066	EUR	Claris ABS SRL, Series 2011-1, Class A, 0.208% due 10/31/60(d)	614,379
		Countrywide Alternative Loan Trust:
7,585		Series 2004-J5, Class 2A1, 1.204% due 8/25/34(d)	7,487
12,736		Series 2005-21CB, Class A3, 5.250% due 6/25/35	11,551
43,663		Series 2007-7T2, Class A9, 6.000% due 4/25/37	30,165
78,221		Series 2007-11T1, Class A12, 0.874% due 5/25/37(d)	43,299
35,395		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37	30,251
1,122,444		Countrywide Asset-Backed Certificates, Series 2007-13, Class 1A, 1.364% due 10/25/47(c)(d)	965,241
		Countrywide Home Loan Mortgage Pass Through Trust:
7,395		Series 2004-12, Class 11A1, 3.178% due 8/25/34(d)	6,344
140,972		Series 2005-2, Class 1A1, 1.164% due 3/25/35(d)	111,978
13,312		Series 2005-3, Class 2A1, 0.814% due 4/25/35(d)	10,753
125,656		Series 2005-9, Class 1A3, 0.754% due 5/25/35(d)	104,887
36,295		Series 2005-11, Class 3A1, 2.425% due 4/25/35(d)	29,589
55,958		Series 2005-HYB9, Class 3A2A, 2.592% due 2/20/36(d)	49,301
15,780		Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.965% due 8/25/33(d)	15,729
1,071,758		Credit Suisse Mortgage Capital Certificates, Series 2007-NC1, Class 2A1, 1.124% due 9/25/37(d)	979,631
45,755		Credit Suisse Mortgage Capital Trust, Series 2007-5R, Class A5, 6.500% due 7/26/36	26,364
205,095		CSAB Mortgage Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36	104,327
435,692		CWABS Asset-Backed Certificates Trust, Series 2006-18, Class 2A2, 0.684% due 3/25/37(d)	422,662
659,175	GBP	DECO 12-UK 4 PLC, Series 2007-C4X, Class A1, 0.668% due 1/27/20(d)	847,989
993,267		Deutsche Alternative-A Securities Mortgage Loan Trust, Series 2007-3, Class 2A1, 1.274% due 10/25/47(d)	770,012
306,726	GBP	Eurohome UK Mortgages PLC, Series 2007-1, Class A, 0.722% due 6/15/44(d)	371,114
		Eurosail-UK PLC:
143,059	GBP	Series 2007-4X, Class A2A, 0.874% due 6/13/45(d)	187,419
500,000	GBP	Series 2007-4X, Class A3, 1.524% due 6/13/45(c)(d)	598,928
442,691	GBP	Series 2007-6NCX, Class A2A, 1.274% due 9/13/45(d)	577,158
		Federal Home Loan Mortgage Corp. (FHLMC):
44,328		Series T-35, Class A, 0.804% due 9/25/31(d)	43,795
65,499		Series T-62, Class 1A1, 1.689% due 10/25/44(d)	66,844
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
63,303		Series 2391, Class FJ, 1.008% due 4/15/28(d)	63,584
95,903		Series 2614, Class SJ, 18.266% due 5/15/33(d)	135,494
471,092		Series 4579, Class FD, 0.817% due 1/15/38(d)	468,936
471,092		Series 4579, Class SD, 1.957% due 1/15/38(d)(g)	28,650
11,381		Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44	13,085

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
		Federal National Mortgage Association (FNMA), REMICS:
$9,050		Series 2003-34, Class A1, 6.000% due 4/25/43	$9,989
408		Series 2005-120, Class NF, 0.624% due 1/25/21(d)	408
26,769		Series 2006-48, Class TF, 0.924% due 6/25/36(d)	26,725
197,051		Series 2009-104, Class FA, 1.324% due 12/25/39(d)	199,638
914,763		Series 2010-46, Class WF, 1.274% due 5/25/40(d)	925,413
151,139		Series 2013-130, Class FB, 0.974% due 1/25/44(d)	151,154
78,937		Federal National Mortgage Association (FNMA), Whole Loan, Series 2004-W12, Class 1A1, 6.000% due 7/25/44	91,996
457,775		First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 0.884% due 10/25/35(d)	433,879
430,938	EUR	German Residential Funding Ltd., Series 2013-2, Class A, 0.702% due 11/27/24(d)	483,549
137,611	EUR	Giovecca Mortgages SRL, Series 2011-1, Class A, 0.303% due 4/23/48(d)	153,378
91,397		GMACM Mortgage Loan Trust, Series 2005-AR6, Class 3A1, 3.096% due 11/19/35(d)	85,270
500,265		Government National Mortgage Association, Series 2016-H15, Class FA, 1.268% due 7/20/66(d)	501,164
19,520		GSR Mortgage Loan Trust, Series 2003-1, Class A2, 2.220% due 3/25/33(d)	19,269
		Harborview Mortgage Loan Trust:
44,670		Series 2003-1, Class A, 2.894% due 5/19/33(d)	43,923
36,675		Series 2005-2, Class 2A1A, 0.734% due 5/19/35(d)	30,734
86,380		Series 2005-3, Class 2A1A, 0.754% due 6/19/35(d)	77,137
131,503		Series 2006-SB1, Class A1A, 1.339% due 12/19/36(d)	110,832
171,724		Series 2007-1, Class 2A1A, 0.644% due 3/19/37(d)	146,395
		JPMorgan Mortgage Trust:
8,596		Series 2003-A2, Class 3A1, 2.503% due 11/25/33(d)	8,207
3,853		Series 2005-A1, Class 6T1, 3.070% due 2/25/35(d)	3,675
143,906		JPMorgan Resecuritization Trust, Series 2009-7, Class 17A1, 5.595% due 7/27/37(b)(d)	143,021
		Ludgate Funding PLC:
737,683	GBP	Series 2006-1X, Class A2A, 0.778% due 12/1/60(d)	884,495
708,084	GBP	Series 2007-1, Class A2A, 0.683% due 1/1/61(d)	841,377
		Merrill Lynch Mortgage Investors Trust:
12,198		Series 2003-A2, Class 1A1, 2.625% due 2/25/33(d)	11,751
49,817		Series 2005-2, Class 1A, 2.228% due 10/25/35(d)	48,306
6,733		Merrill Lynch Mortgage Trust, Series 2007-C1, Class ASB, 6.023% due 6/12/50(d)	6,729
38,703	GBP	Money Partners Securities 4 PLC, Series 4X, Class A1A, 0.952% due 3/15/40(d)	48,049
1,600,000		Neuberger Berman CLO XII Ltd., Series 2012-12A, Class A2RR, 1.931% due 7/25/23(b)(d)	1,599,324
700,000	GBP	Newgate Funding, Series 2007-1X, Class A3, 0.748% due 12/1/50(d)	816,425
421,304		Octagon Investment Partners XII Ltd., Series 2012-1A, Class AR, 2.048% due 5/5/23(b)(d)	420,125
767,595	GBP	Paragon Mortgages No 13 PLC, Series 13X, Class A1, 0.768% due 1/15/39(d)	929,359
		Puma Finance Pty Ltd.:
305,340	AUD	Series 2014-1, Class A, 2.555% due 5/13/45(d)	228,639
292,740	AUD	Series 2014-2, Class A, 2.425% due 10/18/45(d)	218,227
452,118		RAAC Trust, Series 2007-SP3, Class A1, 1.724% due 9/25/47(d)	440,909
		RALI Trust:
81,526		Series 2007-QO2, Class A1, 0.674% due 2/25/47(d)	47,342
557,221		Series 2007-QS1, Class 1A1, 6.000% due 1/25/37	467,216
		Residential Asset Securitization Trust:
26,307		Series 2005-A15, Class 5A1, 5.750% due 2/25/36	20,621
61,179		Series 2006-R1, Class A2, 0.924% due 1/25/46(d)	29,352
517,985	GBP	Residential Mortgage Securities 28 PLC, Series 28, Class A, 1.722% due 6/15/46(d)	678,355
351,611	GBP	ResLoC UK PLC, Series 2007-1X, Class A3B, 0.732% due 12/15/43(d)	418,208
		RMAC Securities No 1 PLC:
330,106	GBP	Series 2006-NS1X, Class A2A, 0.724% due 6/12/44(d)	394,526
617,043	GBP	Series 2006-NS3X, Class A2A, 0.724% due 6/12/44(d)	731,797
623,533		Soundview Home Loan Trust, Series 2006-3, Class A3, 0.684% due 11/25/36(d)	540,509
		Structured Adjustable Rate Mortgage Loan Trust:
13,516		Series 2004-1, Class 4A1, 3.062% due 2/25/34(d)	13,495

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
$52,485		Series 2004-4, Class 3A2, 2.990% due 4/25/34(d)	$52,206
70,158		Series 2004-19, Class 2A1, 1.889% due 1/25/35(d)	55,144
		Structured Asset Mortgage Investments II Trust:
81,636		Series 2005-AR2, Class 2A1, 0.754% due 5/25/45(d)	71,926
92,671		Series 2005-AR8, Class A1A, 0.804% due 2/25/36(d)	76,770
62,402		Series 2006-AR5, Class 1A1, 0.734% due 5/25/36(d)	48,812
334,967		Series 2007-AR4, Class A3, 0.744% due 9/25/47(d)	272,983
146,400		Series 2007-AR6, Class A1, 1.989% due 8/25/47(d)	121,024
103,649		Structured Asset Securities Corp. Trust, Series 2005-10, Class 4A1, 5.500% due 12/25/34	102,898
7,145		Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572% due 10/15/48	7,138
		WaMu Mortgage Pass Through Certificates Trust:
18,818		Series 2002-AR9, Class 1A, 1.844% due 8/25/42(d)	18,037
6,846		Series 2003-AR5, Class A7, 2.821% due 6/25/33(d)	6,922
439,805		Series 2003-AR9, Class 2A, 2.755% due 9/25/33(d)	432,074
577,217		Series 2004-AR1, Class A, 2.771% due 3/25/34(d)	579,673
70,684		Series 2005-AR13, Class A1A1, 0.814% due 10/25/45(d)	67,324
114,770		Series 2006-AR13, Class 2A, 2.190% due 10/25/46(d)	103,172
534,806		Series 2007-OA3, Class 2A1A, 1.249% due 4/25/47(d)	478,568
283		Washington Mutual Mortgage Loan Trust, Series 2001-7, Class A, 1.663% due 5/25/41(d)	279
31,281		Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2006-AR5, Class 3A, 1.429% due 7/25/46(d)	21,070
187,033		Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2002-AR3, Class 1A7, 2.672% due 12/25/32(d)	186,045

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $30,871,913)	28,419,231

U.S. GOVERNMENT OBLIGATIONS — 7.5%
200,000		U.S. Treasury Bonds, 2.500% due 2/15/45(h)	211,266
		U.S. Treasury Inflation Indexed Bonds:
253,783		0.125% due 7/15/24	255,122
6,716,556		0.250% due 1/15/25(a)	6,784,078
4,053,606		2.375% due 1/15/25(a)(h)(i)	4,800,552
		U.S. Treasury Notes:
900,000		2.000% due 2/15/25(h)(i)	933,556
1,400,000		1.625% due 5/15/26(a)	1,405,523

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $14,216,372)	14,390,097

MORTGAGE-BACKED SECURITIES — 7.3%
CMHC — 0.4%
		Canadian Mortgage and Housing Corp. (CMHC):
259,091	CAD	0.978% due 6/1/20(c)	195,815
625,249	CAD	1.178% due 7/1/20(c)	474,898
183,181	CAD	1.178% due 8/1/20(c)	139,103

		TOTAL CMHC	809,816

FHLMC — 0.5%
		Federal National Mortgage Corp. (FHLMC), Gold:
1,000,000		3.000% due 10/1/46(j)	1,035,508

		TOTAL FHLMC	1,035,508

FNMA — 5.8%
		Federal National Mortgage Association (FNMA):
562,162		5.700% due 8/1/18(d)	591,194
91,627		3.000% due 1/1/22	97,237
786,018		2.500% due 8/1/28	815,471
83,770		2.717% due 11/1/34(d)	88,650

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
FNMA — 5.8% — (continued)
$133,589		6.500% due 8/1/37	$154,278
9,000,000		3.000% due 11/1/47(j)	9,301,640

		TOTAL FNMA	11,048,470

GNMA — 0.6%
		Government National Mortgage Association II (GNMA):
10,239		6.000% due 9/20/38	11,144
1,000,000		3.000% due 10/1/43(j)	1,045,644

		TOTAL GNMA	1,056,788

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $13,853,416)	13,950,582

ASSET-BACKED SECURITIES — 0.4%
Automobiles — 0.3%
500,000		Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A2, 1.470% due 4/15/19(b)	500,456

Student Loans — 0.1%
168,295		Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.665% due 4/25/38(d)	166,347

		TOTAL ASSET-BACKED SECURITIES (Cost — $668,295)	666,803

Notional Amount†/ Number of Contracts
PURCHASED OPTIONS — 0.1%
Germany — 0.0%
61	EUR	Euro-Bobl December Futures, Put @ $128.25, expires 11/25/2016, GSC	340
94	EUR	Euro-Schatz December Futures, Put @ $111.50, expires 11/25/2016, GSC	524

		Total Germany	864

United States — 0.1%
70,300,000		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put @ 1.250%, expires 12/27/2016, CITI	28,085
39,200,000		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put @ 1.100%, expires 1/9/2017, GSC	35,511
50,000,000	JPY	OTC 10-Year Swaption, 3-Month JPY-LIBOR, Put @ 0.400%, expires 3/3/2017, JPM	1,857
1,100,000	GBP	OTC British Pound versus U.S. Dollar, Put @ $1.25, expires 10/10/2016, SCB	2,369
1,200,000	GBP	OTC British Pound versus U.S. Dollar, Put @ $1.34, expires 9/28/2016, BOA	36,388
823,000	EUR	OTC Euro versus U.S. Dollar, Put @ $1.10, expires 9/26/2016, SCB	3,771
1,177,000	EUR	OTC Euro versus U.S. Dollar, Put @ $1.10, expires 9/26/2016, DUB	5,393
400,000		OTC U.S. Dollar versus Brazilian Real, Call @ BRL3.61, expires 6/29/2017, DUB	20,578
400,000		OTC U.S. Dollar versus Brazilian Real, Put @ BRL3.61, expires 6/29/2017, DUB	30,692
54,000		OTC U.S. Dollar versus Chinese Onshore Renminbi, Call @ CNY6.52, expires 10/31/2016, SCB	51,185
1,100,000		OTC U.S. Dollar versus Mexican Peso, Put @ MXN18.10, expires 9/13/2016, BOA	596
500,000		OTC U.S. Dollar versus Singapore Dollar, Call @ SGD1.35, expires 9/15/2016, HSBC	4,542
500,000		OTC U.S. Dollar versus Singapore Dollar, Put @ SGD1.35, expires 9/15/2016, HSBC	1,298
100		U.S. Treasury 10-Year Note October Futures, Put @ $115.00, expires 9/23/2016, GSC	—
100		U.S. Treasury 10-Year Note October Futures, Put @ $115.50, expires 9/23/2016, GSC	—

		Total United States	222,265

		TOTAL PURCHASED OPTIONS (Cost — $250,563)	223,129

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $192,751,304)	197,355,657

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount†		Security	Value
SHORT-TERM INVESTMENTS (k) — 16.8%
MONEY MARKET FUND — 0.3%
$557,865		Invesco STIT — Government & Agency Portfolio(l) (Cost — $557,865)	$557,865

SOVEREIGN BONDS — 13.8%
Czech Republic — 0.3%
13,000,000	CZK	Czech Republic Ministry of Finance Bill, (0.150)% due 9/30/16(c)(m)	537,211

Japan — 13.5%
		Japan Treasury Discount Bill:
650,000,000	JPY	(0.323)% due 10/11/16(m)	6,286,824
670,000,000	JPY	(0.296)% due 10/17/16(m)	6,479,727
590,000,000	JPY	(0.269)% due 10/24/16(m)	5,705,681
380,000,000	JPY	(0.234)% due 11/21/16(m)	3,674,529
280,000,000	JPY	(0.228)% due 11/28/16(m)	2,707,504
100,000,000	JPY	(0.240)% due 2/10/17(m)	967,586

		Total Japan	25,821,851

		TOTAL SOVEREIGN BONDS (Cost — $26,486,398)	26,359,062

TIME DEPOSITS — 1.6%
153,868	CAD	Bank of Montreal — London, 0.050% due 9/1/16	117,345
		BBH — Grand Cayman:
42,953	CHF	(1.450)% due 9/1/16	43,673
53,134	SEK	(1.115)% due 9/1/16	6,207
857	DKK	(0.450)% due 9/1/16	128
372	SGD	0.010% due 9/1/16	273
136,000	NOK	0.084% due 9/1/16	16,322
129		0.150% due 9/1/16	129
23,543	AUD	0.689% due 9/1/16	17,694
634	NZD	1.250% due 9/1/16	460
		BNP Paribas — Paris:
1,019,360	EUR	(0.540)% due 9/1/16	1,137,198
275,119	GBP	0.050% due 9/1/16	361,273
1,107,770		0.150% due 9/1/16	1,107,770
1,028,227	ZAR	HSBC Bank PLC — London, 6.440% due 9/1/16	69,910
31,645,367	JPY	Sumitomo — Tokyo, (0.390)% due 9/1/16	305,826

		TOTAL TIME DEPOSITS (Cost — $3,184,208)	3,184,208

U.S. GOVERNMENT AGENCIES — 0.2%
		Federal Home Loan Bank Discount Notes:
100,000		0.295% due 10/12/16(m)	99,967
300,000		0.295% due 10/14/16(m)	299,894

		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $399,861)	399,861

U.S. GOVERNMENT OBLIGATIONS — 0.9%
		U.S. Treasury Bills:
410,000		0.228% due 10/6/16(h)(m)	409,909
562,000		0.266% due 11/3/16(h)(m)	561,739

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount†	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 0.9% — (continued)
$800,000	0.466% due 3/2/17(h)(m)	$798,119

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $1,769,767)	1,769,767

	TOTAL SHORT-TERM INVESTMENTS (Cost — $32,398,099)	32,270,763

	TOTAL INVESTMENTS — 119.8% (Cost — $225,149,403#)	229,626,420

	Liabilities in Excess of Other Assets — (19.8)%	(37,953,803)

	TOTAL NET ASSETS — 100.0%	$191,672,617

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreement.
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2016.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	All or a portion of this security is on loan (see Note 1).
(g)	Interest only security.
(h)	All or a portion of this security is held at the broker as collateral for open OTC derivative instruments.
(i)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.
(j)	This security is traded on a TBA basis (see Note 1).
(k)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 16.5%.
(l)	Represents investment of collateral received from securities lending transactions.
(m)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $228,402,122.

Abbreviations used in this schedule:
ABS	— Asset-Based Security
CDO	— Collateralized Debt Obligation
CLO	— Collateralized Loan Obligation
OTC	— Over the Counter
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit

Summary of Investments by Security Type^
Sovereign Bonds	34.5%
Corporate Bonds & Notes	26.3
Collateralized Mortgage Obligations	12.4
U.S. Government Obligations	6.3
Mortgage-Backed Securities	6.1
Asset-Backed Securities	0.3
Purchased Options	0.1
Short-Term Investments	14.0

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Schedule of Options Contracts Written

Notional Amount		Security Name	Counterparty	Expiration Date	Strike Price/ Exercise Rate		Value
United States
320,000,000	JPY	2-Year Swaption, 3-Month JPY-LIBOR, Put	JPM	3/7/19		0.00	$1,970
500,000	EUR	Markit iTraxx Europe Series 25 5-Year Index, Call	BCLY	9/21/16		$0.65	265
2,400,000	EUR	Markit iTraxx Europe Series 25 5-Year Index, Call	BCLY	10/19/16		0.60	960
300,000	GBP	OTC British Pound versus U.S. Dollar, Call	BNP	9/26/16		1.37	268
300,000	GBP	OTC British Pound versus U.S. Dollar, Put	BNP	9/26/16		1.37	18,252
300,000	GBP	OTC British Pound versus U.S. Dollar, Call	BOA	9/26/16		1.38	182
300,000	GBP	OTC British Pound versus U.S. Dollar, Put	BOA	9/26/16		1.38	20,421
1,200,000	GBP	OTC British Pound versus U.S. Dollar, Put	BOA	9/28/16		1.26	2,162
1,200,000	GBP	OTC British Pound versus U.S. Dollar, Put	BOA	9/28/16		1.30	12,126
1,100,000	GBP	OTC British Pound versus U.S. Dollar, Call	SCB	10/10/16		1.35	4,960
823,000	EUR	OTC Euro versus U.S. Dollar, Put	SCB	9/26/16		1.05	171
1,177,000	EUR	OTC Euro versus U.S. Dollar, Put	DUB	9/26/16		1.05	244
823,000	EUR	OTC Euro versus U.S. Dollar, Call	SCB	9/26/16		1.14	1,681
1,177,000	EUR	OTC Euro versus U.S. Dollar, Call	DUB	9/26/16		1.14	2,404
2,300,000		OTC U.S. Dollar versus Brazilian Real, Call	GSC	11/28/16	BRL	3.50	36,579
700,000		OTC U.S. Dollar versus Brazilian Real, Call	DUB	6/28/18	BRL	3.89	60,111
700,000		OTC U.S. Dollar versus Brazilian Real, Put	DUB	6/28/18	BRL	3.89	76,600
1,300,000		OTC U.S. Dollar versus Chinese Onshore Renminbi, Call	SOG	11/1/16	CNY	7.00	1,058
400,000		OTC U.S. Dollar versus Korean Won, Put	UBS	1/17/17	KRW	1,145.00	17,516
300,000		OTC U.S. Dollar versus Korean Won, Put	SOG	1/19/17	KRW	1,145.00	13,137
1,100,000		OTC U.S. Dollar versus Mexican Peso, Put	BOA	9/13/16	MXN	17.70	77

		TOTAL OPTIONS CONRACTS WRITTEN (Premiums received — $369,190)					$271,144

During the year ended August 31, 2016, options contracts written transactions for International Fixed Income Fund was as follows:

	Notional Amount/ Number of Contracts	Premiums Received
Options contracts written, outstanding at August 31, 2015	14,355,600	$63,177
Options written	465,535,135	1,199,760
Options closed	(39,564,735)	(324,943)
Options expired	(101,926,000)	(568,804)

Options contracts written, outstanding at August 31, 2016	338,400,000	$369,190

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Schedule of Reverse Repurchase Agreements

Face Amount		Security	Value
		Royal Bank of Scotland PLC:
$1,214,000		0.640% due 10/11/16	$1,214,000
712,976		0.640% due 10/24/16	712,976
1,063,125		0.650% due 10/24/16	1,063,125
		Merrill Lynch & Pierce, Fenner & Smith Inc.:
1,415,750		0.500% due 9/6/16	1,415,750
2,035,375	CAD	0.800% due 9/9/16	1,552,240
2,349,375	CAD	0.900% due 10/13/16	1,791,707
2,756,250	CAD	0.900% due 10/14/16	2,102,002
		Scotia Capital (USA) Inc.:
6,756,750		0.600% due 10/5/16	6,756,750

		TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $16,686,500)	$16,608,550

For the year ended August 31, 2016, the average borrowing and interest rate under the reverse repurchase agreements were $6,454,279 and 0.470% respectively.

Schedule of Forward Sale Commitments

Face Amount	Security	Value
	Federal National Mortgage Association (FNMA):
$2,000,000	4.000% due 9/1/46(a)	$2,142,656
3,000,000	4.500% due 10/1/46(a)	3,274,336

	TOTAL OPEN FORWARD SALE COMMITMENTS (Proceeds — $5,412,773)	$5,416,992

(a)	This security is traded on a TBA basis (see Note 1).

At August 31, 2016, International Fixed Income Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Government 10-Year Bond September Futures	23	9/16	$2,383,585	$30,887
Euro-Bobl September Futures	61	9/16	9,091,013	92,550
Euro-BTP September Futures	64	9/16	10,388,467	263,527
Euro-Bund September Futures	4	9/16	746,917	5,087
Euro-OAT September Futures	77	9/16	13,855,004	389,991
Euro-Schatz Note September Futures	94	9/16	11,746,085	21,498

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Market Value	Unrealized Appreciation/ (Depreciation)
Japan Government 10-Year Bond September Futures	7	9/16	$10,242,764	$(50,544)
U.S. Treasury 5-Year Note December Futures	158	12/16	19,157,500	(36,958)
U.S. Treasury 10-Year Note December Futures	289	12/16	37,836,422	(108,230)
U.S. Treasury Ultra Long Bond December Futures	32	12/16	5,999,000	(5,748)
United Kingdom Treasury 10-Year Gilt December Futures	32	12/16	5,526,996	9,875

				611,935

Contracts to Sell:
90-Day Eurodollar December Futures	135	12/17	33,372,000	(55,318)
90-Day Eurodollar March Futures	16	3/18	3,954,200	(7,685)
Canada Government 10-Year Bond December Futures	15	12/16	1,678,970	(1,853)
Euro-BONO Spanish Government September Futures	2	9/16	323,903	(12,495)
Euro-Buxl 30-Year Bond September Futures	7	9/16	1,507,019	(104,175)
U.S. Treasury Long Bond December Futures	55	12/16	9,370,625	23,203

				(158,323)

Net Unrealized Appreciation on Open Exchange Traded Futures Contracts				$453,612

At August 31, 2016, International Fixed Income Fund had deposited cash of $1,100,000 with a broker or brokers as margin collateral on open exchange traded futures contracts.

At August 31, 2016, International Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	595,000	JPM	$447,172	9/2/16	$(5,343)
Australian Dollar	1,824,000	JPM	1,370,827	9/2/16	(18,485)
Australian Dollar	472,000	JPM	354,731	9/2/16	(2,457)
Australian Dollar	440,000	GSC	330,582	9/14/16	4,039
Australian Dollar	58,011	GSC	43,585	9/14/16	345
Brazilian Real	9,824,696	DUB	3,042,031	9/2/16	119,580
Brazilian Real	712,731	DUB	220,684	9/2/16	(1,316)
Brazilian Real	794,168	DUB	245,899	9/2/16	899
Brazilian Real	6,101,805	BOA	1,871,327	10/4/16	3,733
Brazilian Real	2,100,000	DUB	644,037	10/4/16	5,987
Brazilian Real	315,000	DUB	96,606	10/4/16	24,025
Brazilian Real	3,900,000	JPM	1,196,068	10/4/16	83,055
Brazilian Real	288,800	DUB	82,128	7/3/17	2,128
Brazilian Real	400,000	BNP	113,696	7/5/17	27,582
British Pound	22,774,547	BOA	29,906,382	9/2/16	(201,570)
British Pound	208,000	JPM	273,135	9/2/16	(168)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Canadian Dollar	10,939,448	BOA	$8,342,763	9/2/16	$(130,861)
Canadian Dollar	2,000,000	JPM	1,525,262	9/2/16	(12,727)
Canadian Dollar	2,300,000	GSC	1,754,429	10/13/16	(31,938)
Canadian Dollar	2,700,000	GSC	2,059,558	10/14/16	(40,726)
Chinese Offshore Renminbi	733,244	SCB	109,353	10/20/16	(1,956)
Chinese Offshore Renminbi	2,948,060	SCB	439,661	10/20/16	(7,862)
Chinese Offshore Renminbi	5,962,382	SCB	889,204	10/20/16	(15,901)
Chinese Offshore Renminbi	4,964,110	SCB	740,326	10/20/16	(13,239)
Chinese Onshore Renminbi	2,956,800	BNP	441,652	10/20/16	(6,348)
Chinese Onshore Renminbi	3,568,977	CITI	533,092	10/20/16	(11,665)
Euro	1,913,000	BNP	2,134,142	9/2/16	1,126
Euro	132,000	GSC	147,259	9/2/16	734
Euro	960,000	HSBC	1,070,976	9/2/16	(15,805)
Euro	1,166,000	HSBC	1,300,789	9/2/16	(3,570)
Euro	107,000	SCB	119,369	9/2/16	(1,258)
Euro	651,000	UBS	726,255	9/2/16	(9,299)
Euro	759,000	BNP	847,958	10/4/16	882
Indian Rupee	31,971,480	GSC	471,756	11/10/16	756
Indian Rupee	22,790,880	HSBC	336,291	11/10/16	291
Japanese Yen	294,900,000	BCLY	2,849,964	9/2/16	(85,919)
Japanese Yen	51,700,000	UBS	499,638	9/2/16	(8,317)
Japanese Yen	160,700,000	HSBC	1,555,351	10/4/16	(19,063)
Korean Won	255,484,000	SCB	228,885	11/10/16	(991)
Mexican Peso	11,593,718	BNP	613,642	10/20/16	(26,061)
New Taiwan Dollar	4,555,265	BCLY	143,780	11/10/16	780
New Taiwan Dollar	6,000,960	DUB	189,412	11/10/16	1,412
New Taiwan Dollar	1,190,730	DUB	37,584	11/10/16	(416)
New Taiwan Dollar	2,413,950	HSBC	76,193	11/10/16	(807)
New Taiwan Dollar	6,271,412	SOG	197,948	11/10/16	1,948
New Taiwan Dollar	5,763,945	UBS	181,931	11/10/16	931
New Zealand Dollar	4,445,135	JPM	3,225,390	9/2/16	(29,117)
Russian Ruble	62,941,823	JPM	959,637	9/15/16	(2,056)
Russian Ruble	21,685,544	SCB	327,933	10/18/16	(2,237)
Russian Ruble	28,598,000	CITI	422,938	1/25/17	27,938
Russian Ruble	22,064,320	HSBC	325,665	2/3/17	21,665
Singapore Dollar	64,056	BCLY	47,014	9/15/16	14
Singapore Dollar	36,613	BCLY	26,873	9/15/16	(127)
Singapore Dollar	47,569	BCLY	34,914	9/15/16	(86)
Singapore Dollar	46,394	BCLY	34,052	9/15/16	52
Singapore Dollar	88,604	BCLY	65,031	9/15/16	(969)
Singapore Dollar	54,047	BCLY	39,668	9/15/16	(332)
Singapore Dollar	89,129	BOA	65,417	9/15/16	(583)
Singapore Dollar	221,061	BOA	162,249	9/15/16	249
Singapore Dollar	1,340	BOA	983	9/15/16	(17)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Singapore Dollar	43,143	BOA	$31,666	9/15/16	$(334)
Singapore Dollar	169,697	BOA	124,551	9/15/16	(1,449)
Singapore Dollar	85,532	BOA	62,777	9/15/16	(223)
Singapore Dollar	88,921	BOA	65,265	9/15/16	(735)
Singapore Dollar	33,548	BOA	24,623	9/15/16	(377)
Singapore Dollar	176,550	BOA	129,581	9/15/16	(419)
Singapore Dollar	124,650	HSBC	91,488	9/15/16	(512)
Singapore Dollar	72,950	HSBC	53,542	9/15/16	(458)
Singapore Dollar	259,703	HSBC	190,612	9/15/16	(908)
Singapore Dollar	130,186	HSBC	95,551	9/15/16	(449)
Singapore Dollar	65,112	HSBC	47,790	9/15/16	(210)
Singapore Dollar	432,701	UBS	317,585	9/15/16	(1,415)
Singapore Dollar	33,574	UBS	24,642	9/15/16	(358)
Singapore Dollar	1,090,000	SOG	799,883	11/10/16	(12,640)
Swedish Krona	2,885,000	GSC	337,033	9/2/16	130
Swedish Krona	14,200,000	JPM	1,658,879	9/2/16	7,310
Swiss Franc	256,000	GSC	260,295	9/2/16	(858)
Swiss Franc	347,000	GSC	352,822	9/2/16	(3,946)
Swiss Franc	585,000	JPM	594,814	9/2/16	(10,247)
Swiss Franc	358,000	JPM	364,006	9/2/16	(7,171)
Swiss Franc	342,000	UBS	347,738	9/2/16	(2,678)

					(417,388)

Contracts to Sell:
Australian Dollar	5,877,150	SCB	4,416,970	9/2/16	14,624
Australian Dollar	50,000	BOA	37,566	9/14/16	(395)
Australian Dollar	239,000	HSBC	179,566	9/14/16	(1,828)
Australian Dollar	50,000	UBS	37,566	9/14/16	(191)
Australian Dollar	195,000	UBS	146,508	9/14/16	1,098
Brazilian Real	880,380	BOA	272,593	9/2/16	(4,593)
Brazilian Real	6,101,805	BOA	1,889,309	9/2/16	(3,999)
Brazilian Real	1,098,987	BOA	340,281	9/2/16	(9,972)
Brazilian Real	1,743,524	DUB	539,849	9/2/16	(7,849)
Brazilian Real	1,494,400	GSC	462,713	9/2/16	4,287
Brazilian Real	9,500,000	BCLY	2,913,500	10/4/16	(437,285)
Brazilian Real	2,100,000	BOA	644,037	10/4/16	(98,866)
Brazilian Real	315,000	DUB	96,606	10/4/16	(9,955)
Brazilian Real	5,600,000	JPM	1,717,432	10/4/16	(263,075)
Brazilian Real	400,000	BNP	113,696	7/5/17	27,283
Brazilian Real	1,900,000	HSBC	540,057	7/5/17	(33,025)
Brazilian Real	4,000,000	JPM	1,136,961	7/5/17	(68,357)
British Pound	127,000	BCLY	166,770	9/2/16	(2,702)
British Pound	1,179,000	GSC	1,548,203	9/2/16	6,153
British Pound	237,000	GSC	311,216	9/2/16	(2,221)
British Pound	972,000	GSC	1,276,381	9/2/16	(13,001)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
British Pound	155,000	HSBC	$203,538	9/2/16	$(2,363)
British Pound	997,000	JPM	1,309,210	9/2/16	(8,223)
British Pound	18,437,547	SCB	24,211,253	9/2/16	(8,193)
British Pound	653,000	UBS	857,487	9/2/16	(4,574)
British Pound	225,000	UBS	295,459	9/2/16	640
British Pound	22,774,547	BOA	29,930,593	10/4/16	201,272
Canadian Dollar	11,603,448	HSBC	8,849,150	9/2/16	(32,610)
Canadian Dollar	115,000	JPM	87,703	9/2/16	(54)
Canadian Dollar	1,221,000	SCB	931,173	9/2/16	2,667
Canadian Dollar	10,939,448	BOA	8,344,201	10/4/16	130,177
Chinese Offshore Renminbi	733,577	SCB	109,403	10/20/16	2,049
Chinese Offshore Renminbi	4,963,735	SCB	740,270	10/20/16	13,867
Chinese Offshore Renminbi	5,959,204	SCB	888,730	10/20/16	16,649
Chinese Offshore Renminbi	2,948,060	SCB	439,661	10/20/16	8,236
Chinese Offshore Renminbi	14,378,423	HSBC	2,143,921	10/24/16	12,508
Chinese Onshore Renminbi	2,953,888	BNP	441,217	10/20/16	6,783
Chinese Onshore Renminbi	3,570,600	CITI	533,335	10/20/16	12,712
Czech Koruna	13,019,584	HSBC	537,822	9/30/16	4,864
Danish Krone	620,000	BOA	93,064	10/3/16	127
Danish Krone	43,880,000	HSBC	6,586,548	10/3/16	(11,288)
Danish Krone	11,606,360	JPM	1,742,157	10/3/16	(5,198)
Danish Krone	24,827,000	JPM	3,726,623	10/3/16	43,040
Danish Krone	2,165,000	JPM	324,974	10/3/16	612
Danish Krone	1,720,000	JPM	258,178	10/3/16	(2,021)
Danish Krone	1,915,000	JPM	287,449	10/3/16	(2,169)
Danish Krone	5,100,000	JPM	765,529	10/3/16	16,440
Danish Krone	4,800,000	JPM	720,498	10/3/16	12,070
Danish Krone	6,510,000	JPM	977,175	10/3/16	(10,999)
Danish Krone	13,955,000	UBS	2,103,606	1/3/17	18,499
Danish Krone	7,050,000	BOA	1,067,673	4/3/17	2,288
Danish Krone	6,950,000	UBS	1,052,529	4/3/17	3,480
Danish Krone	41,375,000	BOA	6,296,779	7/3/17	(43,945)
Euro	26,984,563	BOA	30,103,966	9/2/16	(383,978)
Euro	756,000	GSC	843,393	9/2/16	1,719
Euro	6,231,313	BNP	6,961,645	10/4/16	5,679
Euro	16,580,249	BOA	18,523,514	10/4/16	40,230
Japanese Yen	37,500,000	BCLY	362,406	9/2/16	(3,937)
Japanese Yen	2,192,600,000	UBS	21,189,659	9/2/16	(223,892)
Japanese Yen	1,883,500,000	UBS	18,229,645	10/4/16	196,462
Japanese Yen	127,300,000	UBS	1,232,086	10/4/16	14,254
Japanese Yen	650,000,000	GSC	6,292,856	10/11/16	157,643
Japanese Yen	670,000,000	GSC	6,488,042	10/17/16	(109,526)
Japanese Yen	590,000,000	JPM	5,714,954	10/24/16	(180,076)
Japanese Yen	88,000,000	GSC	853,392	11/21/16	29,213

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Japanese Yen	292,000,000	HSBC	$2,831,709	11/21/16	$94,559
Japanese Yen	280,000,000	GSC	2,716,138	11/28/16	81,931
Japanese Yen	100,000,000	GSC	973,686	2/10/17	16,403
Korean Won	766,227,703	SOG	686,455	11/10/16	2,227
New Taiwan Dollar	56,093,085	UBS	1,770,498	11/10/16	(9,333)
New Zealand Dollar	4,445,135	BCLY	3,225,390	9/2/16	(73,878)
New Zealand Dollar	4,445,135	JPM	3,220,956	10/4/16	29,114
Polish Zloty	2,892,133	BOA	738,994	11/10/16	531
Russian Ruble	41,256,278	DUB	629,010	9/15/16	472
Russian Ruble	21,685,544	SCB	330,627	9/15/16	2,178
Singapore Dollar	29,645	BCLY	21,759	9/15/16	241
Singapore Dollar	42,165	BCLY	30,947	9/15/16	53
Singapore Dollar	25,613	BCLY	18,799	9/15/16	201
Singapore Dollar	111,060	BCLY	81,513	9/15/16	487
Singapore Dollar	92,356	BCLY	67,786	9/15/16	1,214
Singapore Dollar	41,744	BCLY	30,638	9/15/16	362
Singapore Dollar	183,944	BCLY	135,007	9/15/16	1,993
Singapore Dollar	25,654	BCLY	18,829	9/15/16	171
Singapore Dollar	73,811	BNP	54,175	9/15/16	825
Singapore Dollar	69,148	BOA	50,752	9/15/16	248
Singapore Dollar	66,601	BOA	48,883	9/15/16	117
Singapore Dollar	25,458	BOA	18,685	9/15/16	315
Singapore Dollar	41,512	BOA	30,468	9/15/16	532
Singapore Dollar	44,322	BOA	32,531	9/15/16	469
Singapore Dollar	241,956	JPM	177,586	9/15/16	2,414
Singapore Dollar	75,002	JPM	55,049	9/15/16	952
Singapore Dollar	77,768	UBS	57,079	9/15/16	922
Singapore Dollar	72,603	UBS	53,288	9/15/16	712
Singapore Dollar	81,120	UBS	59,539	9/15/16	461
Singapore Dollar	115,953	WBC	85,105	9/15/16	895
Singapore Dollar	82,181	WBC	60,317	9/15/16	683
Singapore Dollar	4,928,487	HSBC	3,616,710	11/10/16	57,893
Swedish Krona	2,225,000	GSC	259,930	9/2/16	(181)
Swedish Krona	9,330,000	GSC	1,089,953	9/2/16	(11,236)
Swedish Krona	2,985,000	GSC	348,715	9/2/16	3,140
Swedish Krona	5,180,000	JPM	605,140	9/2/16	5,397
Swedish Krona	3,045,000	JPM	355,724	9/2/16	712
Swedish Krona	3,255,000	JPM	380,257	9/2/16	1,192
Swiss Franc	1,650,000	JPM	1,677,682	9/2/16	2,054
Swiss Franc	398,000	JPM	404,677	9/2/16	6,853

					(758,440)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$(1,175,828)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2016 International Fixed Income Fund had cash collateral from broker in the amount of $300,000 for open forward foreign currency contracts.

At August 31, 2016, International Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE Banxico	5.095%	02/02/2021	CITI	MXN	44,800,000	$(30,910)
Pay	28-Day MXN TIIE Banxico	5.825%	01/12/2023	CITI	MXN	6,800,000	(2,930)
Receive	3-Month Canadian Bank Bill	2.200%	06/16/2026	CITI	CAD	2,900,000	(66,123)
Pay	3-Month SEK-STIBOR	1.000%	03/18/2025	CITI	SEK	3,800,000	25,789
Pay	3-Month USD-LIBOR	1.035%	12/15/2021	CITI	USD	700,000	(1,886)
Receive	3-Month USD-LIBOR	1.250%	06/15/2018	CITI	USD	13,400,000	7,357
Receive	3-Month USD-LIBOR	1.250%	12/21/2018	CITI	USD	3,100,000	7,149
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	CITI	USD	1,900,000	(6,865)
Receive	3-Month USD-LIBOR	1.750%	12/21/2026	CITI	USD	17,900,000	(575)
Receive	3-Month USD-LIBOR	1.768%	12/15/2046	CITI	USD	1,200,000	(43,937)
Receive	3-Month USD-LIBOR	2.038%	08/31/2022	CITI	USD	5,100,000	(108,598)
Receive	3-Month USD-LIBOR	2.098%	07/01/2041	CITI	USD	4,600,000	(35,976)
Receive	3-Month USD-LIBOR	2.250%	12/16/2022	CITI	USD	28,700,000	(1,804,958)
Receive	3-Month USD-LIBOR	2.250%	06/15/2026	CITI	USD	400,000	(14,311)
Receive	3-Month USD-LIBOR	2.250%	12/21/2046	CITI	USD	200,000	(8,454)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025	CITI	USD	9,000,000	(550,953)
Pay	3-Month ZAR-SAJIBOR	8.500%	03/15/2027	CITI	ZAR	5,200,000	213
Pay	3-Month ZAR-SAJIBOR	8.750%	03/16/2021	CITI	ZAR	15,700,000	32,736
Pay	6-Month EURIBOR	0.000%	09/21/2021	CITI	EUR	9,200,000	119,802
Receive	6-Month EURIBOR	0.010%	09/21/2018	CITI	EUR	6,100,000	(9,766)
Pay	6-Month EURIBOR	0.750%	09/21/2026	CITI	EUR	8,200,000	157,011
Receive	6-Month EURIBOR	1.250%	03/15/2047	CITI	EUR	1,250,000	(42,261)
Receive	6-Month GBP-LIBOR	1.050%	09/05/2046	CITI	GBP	500,000	(35,765)
Receive	6-Month GBP-LIBOR	1.250%	09/21/2021	CITI	GBP	3,000,000	5,042
Receive	6-Month GBP-LIBOR	1.500%	09/21/2026	CITI	GBP	1,000,000	(16,413)
Receive	6-Month GBP-LIBOR	1.500%	03/15/2047	CITI	GBP	900,000	(69,002)
Receive	6-Month GBP-LIBOR	1.750%	09/16/2018	CITI	GBP	4,400,000	(77,959)
Receive	6-Month GBP-LIBOR	1.750%	03/15/2047	CITI	GBP	700,000	(70,275)
Pay	6-Month JPY-LIBOR	0.000%	09/20/2026	CITI	JPY	260,000,000	(384)
Pay	6-Month JPY-LIBOR	0.150%	03/22/2018	CITI	JPY	2,310,000,000	103,950
Pay	6-Month JPY-LIBOR	0.300%	03/18/2026	CITI	JPY	3,210,000,000	7,014
Receive	6-Month JPY-LIBOR	0.500%	09/18/2022	CITI	JPY	430,000,000	(9,725)
Receive	6-Month JPY-LIBOR	0.500%	09/20/2046	CITI	JPY	90,000,000	3,148
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	CITI	JPY	150,000,000	189,393
Receive	6-Month JPY-LIBOR	1.500%	12/20/2044	CITI	JPY	100,000,000	(223,649)
Receive	6-Month JPY-LIBOR	1.500%	12/21/2045	CITI	JPY	160,000,000	167,452

							$(2,405,619)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2016, International Fixed Income Fund held the following OTC Volatility Swap Contracts:

Pay/Receive Volatility*	Reference Obligation	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation
Pay	EUR vs. CHF spot exchange rate	8.500%	09/14/2016	DUB	CHF	200,000	$7,803	$—	$7,803
Pay	EUR vs. CHF spot exchange rate	8.400%	12/06/2016	DUB	CHF	100,000	3,297	—	3,297
Pay	EUR vs. CHF spot exchange rate	7.250%	01/03/2017	DUB	CHF	300,000	5,707	—	5,707
Pay	EUR vs. CHF spot exchange rate	6.850%	01/05/2017	UBS	CHF	200,000	2,805	—	2,805
Pay	EUR vs. CHF spot exchange rate	8.500%	03/22/2017	DUB	CHF	400,000	11,035	—	11,035
Pay	EUR vs. CHF spot exchange rate	8.150%	03/30/2017	DUB	CHF	200,000	4,567	—	4,567
Receive	USD vs. CHF spot exchange rate	10.000%	09/14/2016	DUB	CHF	200,000	(3,215)	—	(3,215)
Receive	USD vs. CHF spot exchange rate	10.800%	12/06/2016	DUB	CHF	100,000	(1,782)	—	(1,782)
Receive	USD vs. CHF spot exchange rate	9.250%	01/03/2017	DUB	CHF	300,000	(1,809)	—	(1,809)
Receive	USD vs. CHF spot exchange rate	8.750%	01/05/2017	UBS	CHF	200,000	(96)	—	(96)
Receive	USD vs. CHF spot exchange rate	10.300%	03/22/2017	DUB	CHF	400,000	(5,998)	—	(5,998)
Receive	USD vs. CHF spot exchange rate	10.050%	03/30/2017	DUB	CHF	200,000	(2,588)	—	(2,588)

							$19,726	$—	$19,726

*	Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the fixed rate. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the fixed rate multiplied by the notional amount if the realized volatility exceeds the fixed rate; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the fixed rate multiplied by the notional amount if the realized volatility is less than the fixed rate. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the fixed rate multiplied by the notional amount if the realized volatility exceeds the fixed rate; the Fund will receive a net payment of the absolute value of the difference of the realized and the fixed rate multiplied by the notional amount if the realized volatility is less than the fixed rate.

At August 31, 2016, International Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at 8/31/16 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Altria Group Inc., A-	(1.000%	)	12/20/2020	BCLY	0.242%	USD	100,000	$(3,413)	$(3,398)	$(15)
Altria Group Inc., A-	(1.000%	)	12/20/2020	CITI	0.242%	USD	200,000	(6,826)	(6,699)	(127)
Altria Group Inc., A-	(1.000%	)	12/20/2020	GSC	0.242%	USD	100,000	(3,413)	(3,290)	(123)
Altria Group Inc., A-	(1.000%	)	12/20/2020	JPM	0.242%	USD	100,000	(3,413)	(3,230)	(183)
Barclays Bank PLC, BBB-	(1.000%	)	06/20/2021	JPM	2.024%	EUR	600,000	30,582	34,494	(3,912)
Basf Se, A	(1.000%	)	12/20/2020	GSC	0.373%	EUR	100,000	(3,267)	(2,041)	(1,226)
Bat Netherlands Finance BV, A-	(1.000%	)	12/20/2020	GSC	0.437%	EUR	100,000	(2,951)	(2,407)	(544)
Bat Netherlands Finance BV, A-	(1.000%	)	12/20/2020	JPM	0.437%	EUR	100,000	(2,951)	(2,223)	(728)
Bayer AG, A-	(1.000%	)	12/20/2020	BCLY	0.504%	EUR	100,000	(2,620)	(2,249)	(371)
Bayer AG, A-	(1.000%	)	12/20/2020	CITI	0.504%	EUR	100,000	(2,620)	(2,110)	(510)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at 8/31/16 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Cleveland Electric, BBB-	(0.940%	)	06/20/2017	RBS	0.163%	USD	1,000,000	$(8,192)	$—	$(8,192)
Intesa Sanpaolo SpA, BBB-	(1.000%	)	03/20/2026	SOG	3.163%	USD	500,000	83,047	72,420	10,627
Koninklijke Dsm NV, A-	(1.000%	)	12/20/2020	BNP	0.281%	EUR	100,000	(3,723)	(2,300)	(1,423)
Koninklijke Dsm NV, A-	(1.000%	)	12/20/2020	CITI	0.281%	EUR	100,000	(3,723)	(2,249)	(1,474)
Koninklijke Dsm NV, A-	(1.000%	)	12/20/2020	GSC	0.281%	EUR	100,000	(3,723)	(2,193)	(1,530)
Pfizer Inc., AA	(1.000%	)	12/20/2020	JPM	0.229%	USD	300,000	(10,406)	(11,215)	809
Reynolds American Inc., BBB	(1.000%	)	12/20/2020	BCLY	0.320%	USD	100,000	(3,079)	(2,770)	(309)
Reynolds American Inc., BBB	(1.000%	)	12/20/2020	BOA	0.320%	USD	100,000	(3,079)	(2,866)	(213)
Reynolds American Inc., BBB	(1.000%	)	12/20/2020	GSC	0.320%	USD	300,000	(9,237)	(9,178)	(59)
Starwood Hotels & Resorts Worldwide Inc., BBB	(1.490%	)	06/20/2018	BOA	0.100%	USD	1,000,000	(28,144)	—	(28,144)
Teliasonera AB, A-	(1.000%	)	12/20/2020	BNP	0.407%	EUR	100,000	(3,097)	(858)	(2,239)
UBS AG/Stamford CT, BBB+	(1.000%	)	06/20/2024	BNP	1.656%	USD	400,000	17,693	22,279	(4,586)
UBS AG/Stamford CT, BBB+	(1.000%	)	06/20/2018	GSC	0.947%	USD	700,000	(2,086)	3,328	(5,414)
United Utilities PLC, BBB-	(1.000%	)	12/20/2020	GSC	0.581%	EUR	100,000	(2,250)	(213)	(2,037)
United Utilities PLC, BBB-	(1.000%	)	12/20/2020	SOG	0.581%	EUR	100,000	(2,250)	—	(2,250)
Unitedhealth Group Inc., A+	(1.000%	)	12/20/2020	CITI	0.292%	USD	200,000	(6,392)	(6,191)	(201)
Unitedhealth Group Inc., A+	(1.000%	)	12/20/2020	JPM	0.292%	USD	100,000	(3,196)	(3,049)	(147)
UST Inc., A-	(0.720%	)	03/20/2018	GSC	0.080%	USD	500,000	(5,713)	—	(5,713)
Veolia Environnement SA, BBB	(1.000%	)	12/20/2020	BNP	0.470%	EUR	100,000	(2,789)	(588)	(2,201)
Wind Acquisition Finance SA, B	(5.000%	)	06/20/2021	JPM	2.478%	EUR	300,000	(41,900)	(7,366)	(34,534)

								$(43,131)	$53,838	$(96,969)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

OTC Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (4)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at 8/31/16 (2)	Notional Amount (3)	Market Value	Upfront Premiums (Received)	Unrealized Appreciation
Barclays Bank PLC, A-	1.000%	06/20/2017	BNP	0.579%	EUR 100,000	$607	$—	$607
Barclays Bank PLC, A-	1.000%	06/20/2021	GSC	0.889%	EUR 200,000	1,633	—	1,633
Barclays Bank PLC, BBB-	1.000%	06/20/2017	BNP	0.932%	EUR 400,000	1,151	(4,231)	5,382
Tesco PLC, BB+	1.000%	12/20/2020	CITI	1.982%	EUR 300,000	(13,033)	(25,496)	12,463
Tesco PLC, BB+	1.000%	12/20/2020	JPM	1.982%	EUR 300,000	(13,033)	(23,754)	10,721
Tesco PLC, BB+	1.000%	12/20/2020	SOG	1.982%	EUR 900,000	(39,099)	(77,336)	38,237
Tesco PLC, BB+	1.000%	06/20/2021	BCLY	2.168%	EUR 300,000	(17,331)	(24,350)	7,019
Volkswagen International Finance, BBB+	1.000%	12/20/2016	BOA	0.157%	EUR 200,000	1,032	(1,677)	2,709

						$(78,073)	$(156,844)	$78,771

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at 8/31/16 (2)	Notional Amount (3)		Unrealized Appreciation/ (Depreciation)
Markit CDX North America Investment Grade Series 26 5-Year Index	(1.000%	)	06/20/2021	CITI	0.728%	USD	15,000,000	$(19,461)
Markit iTraxx Europe Senior Financials Series 25 5-Year Index	(1.000%	)	06/20/2021	CITI	0.688%	EUR	17,200,000	(55,757)
Markit iTraxx Europe Senior Financials Series 25 5-Year Index	(1.000%	)	06/20/2021	CITI	0.908%	EUR	4,900,000	19,888

								$(55,330)

At August 31, 2016, International Fixed Income Fund held the following OTC Cross Currency Swap Contracts:

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amount of Currency Received (6) (amounts below are in 000’s)	Notional Amount of Currency Delivered (6) (amounts below are in 000’s)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.500% based on the notional amount of currency delivered	09/21/2021	BNP	USD 2,602	EUR 2,400	$72,900	$81,240	$(8,340)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.500% based on the notional amount of currency delivered	09/21/2026	BNP	USD 3,686	EUR 3,400	114,823	1,359	113,464
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency delivered	03/15/2019	BOA	USD 5,838	GBP 4,100	(453,075)	11,465	(464,540)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amount of Currency Received (6) (amounts below are in 000’s)	Notional Amount of Currency Delivered (6) (amounts below are in 000’s)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.500% based on the notional amount of currency delivered	09/21/2021	BOA	USD 4,228	EUR 3,900	$118,463	$1,170	$117,293
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency delivered	03/15/2019	CITI	USD 3,525	GBP 2,500	(241,045)	12,570	(253,615)
Floating rate equal to 3-Month JPY- LIBOR less 0.760% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/19/2018	DUB	JPY 470,000	USD 4,434	(109,183)	(16,585)	(92,598)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.500% based on the notional amount of currency delivered	09/21/2021	DUB	USD 2,385	EUR 2,200	66,825	42,645	24,180
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.478% based on the notional amount of currency delivered	03/15/2022	DUB	USD 1,576	EUR 1,400	(13,342)	1,315	(14,657)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.500% based on the notional amount of currency delivered	09/21/2026	DUB	USD 563	EUR 500	(4,114)	1,050	(5,164)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month CAD-LIBOR less 0.123% based on the notional amount of currency delivered	12/21/2018	GSC	USD 1,911	CAD 2,500	(4,086)	3,073	(7,159)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month CAD-LIBOR less 0.125% based on the notional amount of currency delivered	12/21/2018	GSC	USD 1,988	CAD 2,600	(4,347)	(5,567)	1,220

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amount of Currency Received (6) (amounts below are in 000’s)	Notional Amount of Currency Delivered (6) (amounts below are in 000’s)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency delivered	03/15/2019	GSC	USD 6,218	GBP 4,300	$(567,311)	$(39,800)	$(527,511)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.420% based on the notional amount of currency delivered	09/21/2026	GSC	USD 217	EUR 200	8,625	7,890	735
Floating rate equal to 3-Month JPY- LIBOR less 0.755% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2018	UBS	JPY 250,000	USD 2,478	60,874	106,572	(45,698)

						$(953,993)	$208,397	$(1,162,390)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)	The notional amounts to be received or delivered may be determined and exchanged at a future date, based on the effective date of the cross-currency swap.

At August 31, 2016, International Fixed Income Fund deposited cash collateral with brokers in the amount of $2,321,000 for open centrally cleared swap contracts.

At August 31, 2016, International Fixed Income Fund had cash collateral from brokers in the amount of $250,000 for open OTC swap contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BCLY	— Barclays Bank PLC
BRL	— Brazilian Real	BNP	— BNP Paribas SA
CAD	— Canadian Dollar	BOA	— Bank of America
CHF	— Swiss Franc	CITI	— Citigroup Global Markets Inc.
CNY	— Chinese Yuan Renminbi	DUB	— Deutsche Bank AG
CZK	— Czech Koruna	GSC	— Goldman Sachs & Co.
DKK	— Danish Krone	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	RBS	— Royal Bank of Scotland PLC
JPY	— Japanese Yen	SCB	— Standard Chartered Bank
KRW	— South Korean Won	SOG	— Societe Generale SA
MXN	— Mexican Peso	UBS	— UBS Securities LLC
NOK	— Norwegian Krone	WBC	— Westpac Banking Corp.
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS — 95.8%
California — 18.0%
$1,000,000	AA+	California Infrastructure & Economic Development Bank, Revenue Bonds, Bay Area Toll Bridges, Series A, Prerefunded 1/1/28 @ 100, AMBAC-Insured, 5.000% due 7/1/36(a)	$1,345,810
1,500,000	AA-	California State University, Revenue Bonds, Systemwide, Series A, 4.000% due 11/1/37	1,709,820
1,050,000	AA-	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health Project, Series A, 5.500% due 8/15/26	1,233,950
2,000,000	AA-	Garden Grove Unified School District, GO, 2010 Election, Series C, 5.000% due 8/1/35	2,448,540
2,000,000	A3(b)	Kaweah Delta Health Care District, Revenue Bonds, Series B, 4.000% due 6/1/45	2,139,920
1,500,000	AA	Los Angeles Harbor Department, AMT, Port of Los Angeles, Revenue Bonds, Refunding Series A, 5.000% due 8/1/36(c)	1,787,520
1,500,000	A+	San Diego County, CA, Regional Airport Authority, Revenue Bonds, Series A, 5.000% due 7/1/43	1,765,605

		Total California	12,431,165

Colorado — 11.5%
1,435,000	AA	City of Colorado Springs, CO, Utilities System Revenue, Revenue Bonds, System Improvement, Series B-2, 5.000% due 11/15/38	1,742,348
		Colorado Health Facilities Authority, Revenue Bonds:
1,000,000	A-	Catholic Health Initiatives, Series A, 5.250% due 2/1/31	1,127,750
1,500,000	AA-	Sisters of Charity of Leavenworth Inc., Series A, 5.000% due 1/1/44	1,730,925
1,000,000	AAA	Colorado Water Resources & Power Development Authority, Revenue Bonds, Revolving Fund, Series A, 5.500% due 9/1/22	1,247,660
2,000,000	AA-	University of Colorado Hospital Authority, Revenue Bonds, Series A, 4.000% due 11/15/36	2,143,740

		Total Colorado	7,992,423

District of Colombia — 2.6%
1,500,000	AAA	District of Columbia, Revenue Bonds, Income Tax Revenue, Series A, 5.000% due 12/1/28	1,792,620

Florida — 1.6%
1,000,000	A+	City of Jacksonville, FL, Revenue Bonds, Better Jacksonville, Prerefunded 10/1/18 @ 100, 5.000% due 10/1/21(a)	1,088,400

Georgia — 2.9%
1,800,000	A	Municipal Electric Authority of Georgia, Revenue Bonds, Series B, 5.000% due 1/1/20	2,038,896

Illinois — 8.1%
		Illinois Finance Authority, Revenue Bonds:
1,235,000	AA	Advocate Health Care, 4.000% due 6/1/47	1,312,990
1,000,000	AAA	Northwestern University, 5.000% due 12/1/28	1,322,880
1,000,000	A	Bradley University Projects, Series A, XLCA-Insured, 5.000% due 8/1/34	1,032,720
600,000	A	DePaul University, 5.000% due 10/1/36	726,840
1,095,000	A2(b)	DePaul University, Series A, 5.375% due 10/1/19	1,239,091

		Total Illinois	5,634,521

Massachusetts — 3.6%
1,000,000	AA+	Massachusetts Bay Transportation Authority, Revenue Bonds, Series A, 5.250% due 7/1/34	1,418,390
1,000,000	A2(b)	Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Northeastern University, Series R, 5.000% due 10/1/28	1,082,360

		Total Massachusetts	2,500,750

New Jersey — 2.4%
1,340,000	A2(b)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	1,683,254

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Rating††	Security	Value
North Carolina — 3.2%
$2,000,000	AAApre(d)	North Carolina Eastern Municipal Power Agency, Revenue Bonds, Series B, Prerefunded 1/1/19 @ 100, 5.000% due 1/1/26(a)	$2,194,580

Ohio — 3.0%
1,500,000	AA	Cincinnati City School District, GO, Refunding Classroom Construction, ACG-ICC FGIC Insured, 5.250% due 12/1/31	2,075,340

Oregon — 2.3%
1,330,000	Aa2(b)	Washington & Clackamas Counties School District No. 23J Tigard-Tualatin, GO, NPFG-Insured, 5.000% due 6/15/22	1,609,500

Pennsylvania — 3.3%
2,000,000	A+	Monroeville Finance Authority, University of Pittsburgh Medical Center, Revenue Bonds, Series B, 5.000% due 7/1/39	2,313,000

South Carolina — 2.7%
1,535,000	Aa3(b)	Clemson University, Revenue Bonds, 5.000% due 5/1/29	1,889,585

South Dakota — 2.3%
1,500,000	Aa2(b)	City of Sioux Falls, SD, Sales Tax, Revenue Bonds, Series A-1, NPFG-Insured, 4.750% due 11/15/36	1,564,260

Tennessee — 4.1%
1,000,000	BBB+	Knox County Health Educational & Housing Facility Board, Revenue Bonds, University Health System, 5.250% due 4/1/36	1,022,850
1,700,000	Aa2(b)	Tennessee Housing Development Agency, Revenue Bonds, Series A, 3.850% due 1/1/35	1,805,638

		Total Tennessee	2,828,488

Texas — 11.3%
1,000,000	AA	City of Waxahachie, TX, GO, Series A, Prerefunded 8/1/17 @ 100, AGM-Insured, 5.000% due 8/1/25(a)	1,039,830
1,000,000	AAA	North East, TX, Independent School District, GO, PSF-GTD-Insured, 5.250% due 2/1/30	1,373,330
2,000,000	AA	Round Rock, TX, Independent School District, GO, 5.000% due 8/1/33	2,166,080
1,000,000	AA	Texas State Technical College, Revenue Bonds, AGM-Insured, 4.000% due 10/15/33	1,122,780
1,575,000	AAA	Texas Transportation Commission State Highway Fund, Revenue Bonds, 5.250% due 4/1/26	2,093,049

		Total Texas	7,795,069

Utah — 3.3%
2,000,000	AA	Utah State University, Revenue Bonds, Student Building Fee, Series B, 5.000% due 12/1/44	2,310,820

Virginia — 2.7%
1,825,000	AA+	City of Lynchburg, VA, GO, 3.000% due 2/1/34	1,879,367

Washington — 2.4%
1,500,000	A	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Series A, 5.000% due 11/1/18	1,628,565

Wisconsin — 4.5%
1,500,000	AA+	Wisconsin Department of Transportation, Revenue Bonds, Series I, FGIC & NPFG-Insured, 5.000% due 7/1/20	1,734,660
1,300,000	A+	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Aspirus Inc. Obligation Group, 4.000% due 8/15/40	1,361,659

		Total Wisconsin	3,096,319

		TOTAL MUNICIPAL BONDS (Cost — $60,375,444)	66,346,922

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 3.6%
TIME DEPOSITS — 3.6%
$1,372,209	ANZ National Bank — London, 0.150% due 9/1/16	$1,372,209
1,100,919	BNP Paribas — Paris, 0.150% due 9/1/16	1,100,919

	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,473,128)	2,473,128

	TOTAL INVESTMENTS — 99.4% (Cost — $62,848,572#)	68,820,050

	Other Assets in Excess of Liabilities — 0.6%	392,060

	TOTAL NET ASSETS — 100.0%	$69,212,110

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Rating by Fitch Ratings Service. All ratings are unaudited.
#	Aggregate cost for federal income tax purposes is $62,848,572.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corp.
AMBAC	— American Bond Assurance Corporation
FGIC	— Financial Guarantee Insurance Company
GO	— General Obligation
NPFG	— National Public Finance Guarantee Corp.
PSF-GTD	— Permanent School Fund Guaranteed
XLCA	— XL Capital Assurance Inc.

See pages 250 and 251 for definitions of ratings.

Summary of Investments by Industry^
Education	34.6%
Health Care Providers & Services	21.5
General Obligation	12.8
Transportation	10.1
Power	6.1
Airport	2.6
Single Family Housing	2.6
Utilities	2.5
Water and Sewer	1.8
Development	1.8
Short-Term Investments	3.6

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 117.3%
			U.S. Treasury Bonds:
$400,000			2.500% due 2/15/46	$422,727
500,000			2.500% due 5/15/46(a)	529,219
			U.S. Treasury Inflation Indexed Bonds:
5,869,417			2.375% due 1/15/25	6,950,957
13,412,520			3.625% due 4/15/28(a)	18,484,786
14,224,356			2.500% due 1/15/29(a)	18,013,624
4,460,800			2.125% due 2/15/40	5,976,981
8,087,757			1.375% due 2/15/44	9,668,727
4,343,786			1.000% due 2/15/46	4,847,409
			U.S. Treasury Inflation Indexed Notes:
38,685,283			0.125% due 4/15/18(a)	38,879,173
13,259,556			0.125% due 4/15/19	13,380,749
21,820,736			0.125% due 4/15/20(a)	22,041,584
2,951,018			1.250% due 7/15/20(b)	3,127,167
406,395			0.625% due 7/15/21(b)	422,332
26,106,500			0.125% due 1/15/23(a)	26,285,956
5,344,470			0.375% due 7/15/23	5,487,563
203,532			0.250% due 1/15/25(b)	205,578
121,970			0.375% due 7/15/25(b)	124,870
9,129,780			0.625% due 1/15/26	9,529,993
			U.S. Treasury Notes:
210,000			2.000% due 2/15/25(b)	217,830
2,100,000			1.625% due 5/15/26(a)	2,108,284

			TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $182,030,510)	186,705,509

SOVEREIGN BONDS — 8.7%
Brazil — 4.7%
26,300,000	BRL	Ba2(c)	Brazil Letras do Tesouro Nacional, zero coupon, due 4/1/17	7,555,970

France — 2.1%
			France Government Bond OAT Inflation Linked Bonds:
2,328,583	EUR	Aa2u(c)	2.250% due 7/25/20	2,953,635
214,732	EUR	Aa2u(c)	1.850% due 7/25/27	310,435

			Total France	3,264,070

Italy — 0.9%
			Italy Buoni Poliennali Del Tesoro Inflation Linked Bonds:
1,088,140	EUR	Baa2u(c)	2.100% due 9/15/21	1,354,441
100,934	EUR	Baa2u(c)	2.350% due 9/15/24(d)	131,588

			Total Italy	1,486,029

United Kingdom — 1.0%
			United Kingdom Gilt Inflation Linked Bonds:
390,712	GBP	Aa1u(c)	0.125% due 3/22/24	613,919
550,157	GBP	Aa1u(c)	0.125% due 3/22/26	891,422
10,206	GBP	Aa1u(c)	0.125% due 3/22/46	23,271

			Total United Kingdom	1,528,612

			TOTAL SOVEREIGN BONDS (Cost — $13,803,909)	13,834,681

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.3%
9,106		BBB+	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.592% due 9/25/45(e)	8,853
			Banc of America Funding Trust:
514,363		Ba3(c)	Series 2004-1, Class 4A1, 6.000% due 3/25/34	564,806

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
$115,324		AAA	Series 2005-B, Class 3A1B, 0.822% due 4/20/35(e)	$110,938
60,832		BBB+	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-3, Class 3A2, 3.008% due 5/25/33(e)	60,725
800,000		AAA	CIFC Funding 2012-I Ltd., Series 2012-1A, Class A1R2, 1.920% due 8/14/24(d)(e)(f)	799,906
18,567		BB	Citigroup Mortgage Loan Trust Inc., Series 2004-HYB2, Class 2A, 2.887% due 3/25/34(e)	18,403
95,007		AA(g)	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 28A1, 3.157% due 8/27/37(d)(e)	95,103
700,000		B-	First NLC Trust, Series 2005-4, Class A4, 0.914% due 2/25/36(e)	619,892
8,802		AA+	HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1A, 0.852% due 6/20/35(e)	8,084
132,728		B-	IndyMac INDX Mortgage Loan Trust, Series 2005-16IP, Class A1, 1.164% due 7/25/45(e)	109,602
32,561		AA+	MRFC Mortgage Pass Through Trust, Series 2000-TBC2, Class A1, 0.988% due 6/15/30(e)	31,090
270,491		NR	NYMT Residential, Series 2016-RP1A, Class A, step bond to yield, 4.000% due 3/25/21(d)	270,357
600,000		A+	Option One Mortgage Loan Asset-Backed Certificates Trust, Series 2005-4, Class M1, 0.964% due 11/25/35(e)	589,473
600,000		B-	RASC Trust, Series 2006-KS3, Class M1, 0.854% due 4/25/36(e)	492,448
420,458		AAA	RBSSP Resecuritization Trust, Series 2009-12, Class 17A1, 2.553% due 10/25/35(d)(e)	424,814
830,096		B	Sequoia Mortgage Trust, Series 6, Class A, 1.154% due 4/19/27(e)	777,505
650,000		B-	Specialty Underwriting & Residential Finance Trust, Series 2005-AB1, Class M2, 1.199% due 3/25/36(e)	600,925
364,716		BBB	Structured Asset Investment Loan Trust, Series 2003-BC13, Class 1A3, 1.524% due 11/25/33(e)	335,181
89,652		CCC	Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, 2.868% due 7/25/36(e)	86,854
797,958		NR	US Residential Opportunity Fund III Trust, Series 2016-1III, Class A, 3.475% due 7/27/36(d)	800,313
555,179		NR	Vericrest Opportunity Loan Trust, Series 2016-NPL3, Class A1, step bond to yield, 4.250% due 3/26/46(d)	562,389
541,438		NR	VOLT XLII LLC, Series 2016-NPL2, Class A1, step bond to yield, 4.250% due 3/26/46(d)	548,121
938,400		NR	VOLT XLV LLC, Series 2016-NPL5, Class A1, step bond to yield, 4.000% due 5/25/46(d)	947,775
			WaMu Mortgage Pass Through Certificates Trust:
27,879		Baa1(c)	Series 2002-AR2, Class A, 1.940% due 2/27/34(e)	27,369
10,903		A	Series 2002-AR17, Class 1A, 1.689% due 11/25/42(e)	10,142
650,290		AA	Series 2005-AR13, Class A1A1, 0.814% due 10/25/45(e)	619,378
233,770		BBB	Series 2005-AR15, Class A1A1, 0.784% due 11/25/45(e)	219,668
315,290		A+	Series 2006-AR1, Class 2A1A, 1.559% due 1/25/46(e)	303,947
6,782		A+	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A2, 3.082% due 5/25/34(e)	6,861

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $9,930,640)	10,050,922

CORPORATE BONDS & NOTES — 3.8%
Automobliles — 0.5%
800,000		BBB+	Volkswagen Group of America Finance LLC, Company Guaranteed Notes, 1.251% due 11/20/17(d)(e)	797,344

Banks — 1.3%
			CIT Group Inc., Senior Unsecured Notes:
100,000		BB+	4.250% due 8/15/17	102,000
300,000		BB+	3.875% due 2/19/19	307,407
100,000	GBP	BBB+	HSBC Holdings PLC, Subordinated Notes, 6.000% due 3/29/40	179,998
			Realkredit Danmark AS, Covered Notes:
1,000,000	DKK	AAA	1.000% due 1/1/17	150,696
1,300,000	DKK	AAA	1.000% due 4/1/17	196,477
400,000	DKK	AAA	2.000% due 4/1/17	60,806
700,000		BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 2.275% due 11/24/17(e)	704,432
400,000		Aaa(c)	Toronto-Dominion Bank (The), Covered Notes, 2.250% due 3/15/21(d)	408,112

			Total Banks	2,109,928

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Consumer Finance — 0.4%
$600,000		BB+	Ally Financial Inc., Company Guaranteed Notes, 2.750% due 1/30/17	$600,902

Diversified Financial Services — 1.0%
600,000		BBB-	International Lease Finance Corp., Senior Unsecured Notes, 6.250% due 5/15/19	654,420
200,000		BB-	Navient Corp., Senior Unsecured Notes, 5.500% due 1/15/19	206,000
700,000		B	Springleaf Finance Corp., Company Guaranteed Notes, 5.250% due 12/15/19	718,375

			Total Diversified Financial Services	1,578,795

Electric Utilities — 0.1%
100,000		BBB+	E.ON International Finance BV, Company Guaranteed Notes, 5.800% due 4/30/18(d)	106,733

Food Products — 0.0%
100,000		A-	Wesfarmers Ltd., Company Guaranteed Notes, 1.874% due 3/20/18(d)	100,214

Media — 0.1%
100,000		BBB	Time Warner Cable Inc., Senior Secured Notes, 6.750% due 7/1/18	109,049

Metals & Mining — 0.0%
100,000		BBB+	Goldcorp Inc., Senior Unsecured Notes, 2.125% due 3/15/18	100,315

Oil, Gas & Consumable Fuels — 0.3%
400,000		B+	Petrobras Global Finance BV, Company Guaranteed Notes, 8.375% due 5/23/21	431,380

Transportation Infrastructure — 0.1%
100,000	EUR	NR	Hellenic Railways Organization SA, Government Guaranteed Notes, 4.028% due 3/17/17	109,329

			TOTAL CORPORATE BONDS & NOTES (Cost — $5,913,719)	6,043,989

MORTGAGE-BACKED SECURITIES — 2.6%
FNMA — 2.6%
			Federal National Mortgage Association (FNMA):
3,000,000			3.500% due 9/1/46(h)	3,161,602
1,000,000			3.000% due 10/1/46(h)	1,035,703

			TOTAL MORTGAGE-BACKED SECURITIES (Cost — $4,191,406)	4,197,305

Notional Amount†/ Number of Contracts
PURCHASED OPTIONS—0.2%
United Kingdom — 0.0%
40	GBP		Option on 3-Month Sterling June Futures, Put @ $98.50, expires 6/21/2017, CSFB	—

United States — 0.2%
7,100,000			10-Year Swaption, 3-Month USD-LIBOR, Put @ 2.765%, expires 7/16/2018, JPM	57,845
800,000			30-Year Swaption, 3-Month USD-LIBOR, Call @ 2.150%, expires 6/15/2018, DUB	115,529
800,000			30-Year Swaption, 3-Month USD-LIBOR, Put @ 2.150%, expires 6/15/2018, DUB	42,595
267			Option on 3-Month Eurodollar December Futures, Put @ $99.00, expires 12/19/2016, CSFB	36,712

			Total United States	252,681

			TOTAL PURCHASED OPTIONS (Cost — $261,109)	252,681

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $216,131,293)	221,085,087

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount†		Security	Value
SHORT-TERM INVESTMENTS — 0.6%
TIME DEPOSITS — 0.3%
		Banco Santander SA — Frankfurt:
39,268	EUR	(0.540%) due 9/1/16	$43,808
$385,953		0.150% due 9/1/16	385,953
		BBH — Grand Cayman:
4,585	DKK	(0.450%) due 9/1/16	687
13,053	GBP	0.050% due 9/1/16	17,140
291	AUD	0.689% due 9/1/16	219
2	NZD	1.250% due 9/1/16	1
6,955,287	JPY	Sumitomo — Tokyo, (0.390)% due 9/1/16	67,217

		TOTAL TIME DEPOSITS (Cost — $515,025)	515,025

U.S. GOVERNMENT AGENCIES — 0.3%
		Federal Home Loan Bank Discount Notes:
200,000		0.295% due 10/14/16(i)	199,930
200,000		0.295% due 10/21/16(i)	199,918

		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $399,848)	399,848

		TOTAL SHORT-TERM INVESTMENTS (Cost — $914,873)	914,873

		TOTAL INVESTMENTS — 139.5% (Cost — $217,046,166#)	221,999,960

		Liabilities in Excess of Other Assets — (39.5)%	(62,812,262)

		TOTAL NET ASSETS — 100.0%	$159,187,698

†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreement.
(b)	All or a portion of this security is held at the broker as collateral for open OTC derivative instruments.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(e)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2016.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	Rating by Fitch Ratings Service. All ratings are unaudited.
(h)	This security is traded on a TBA basis (see Note 1).
(i)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $218,406,686.

Abbreviations used in this schedule:
OTC	— Over the Counter
PLC	— Public Limited Company

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Summary of Investments by Security Type^
U.S. Government Obligations	84.1%
Sovereign Bonds	6.3
Collateralized Mortgage Obligations	4.5
Corporate Bonds & Notes	2.7
Mortgage-Backed Securities	1.9
Purchased Options	0.1
Short-Term Investments	0.4

100.0%

^	As a percentage of total investments.

Schedule of Options Contracts Written

Notional Amount/ Number of Contracts		Security Name	Counterparty	Expiration Date	Strike Price		Value
United Kingdom
40	GBP	3- Month Sterling June Futures, Put	CSFB	6/21/17		$98.00	$—
United States
300,000	EUR	Markit iTraxx Europe Series 25 5-Year Index, Call	BCLY	9/21/16		0.65	159
680,000	EUR	OTC Euro versus U.S. Dollar, Call	JPM	9/15/16		1.17	39
780,000	EUR	OTC Euro versus U.S. Dollar, Put	SCB	11/16/16		1.09	6,061
301,000	EUR	OTC Euro versus U.S. Dollar, Call	JPM	11/16/16		1.15	1,652
400,000		OTC U.S. Dollar versus Japanese Yen, Put	BNP	9/15/16	JPY	101.20	853
250,000		OTC U.S. Dollar versus Japanese Yen, Call	DUB	9/22/16	JPY	110.00	152
650,000		OTC U.S. Dollar versus Mexican Peso, Put	JPM	10/14/16	MXN	17.80	1,124
8		US Treasury 10-Year Note October Futures, Put	CSFB	9/23/16		130.00	2,500
8		US Treasury 10-Year Note October Futures, Call	CSFB	9/23/16		131.50	3,000

		Total United States					15,540

		TOTAL OPTIONS CONRACTS WRITTEN (Premiums received — $33,665)					$15,540

During the period ended August 31, 2016, options contracts written transactions for Inflation-Linked Fixed Income Fund was as follows:

	Notional Amounts/ Number of Contracts	Premiums Received
Options contracts written, outstanding at March 8, 2016*	$—	$—
Options written	13,921,114	90,242
Options closed	(2,320,058)	(32,217)
Options expired	(8,240,000)	(24,360)

Options contracts written, outstanding at August 31, 2016	$3,361,056	$33,665

*	Inception date.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Schedule of Reverse Repurchase Agreements

Face Amount	Security	Value
	Royal Bank of Scotland PLC:
$5,649,750	0.610% due 10/12/16	$5,649,750
3,258,875	0.610% due 10/13/16	3,258,875
837,000	0.610% due 10/14/16	837,000
1,678,000	0.640% due 10/17/16	1,678,000
618,000	0.650% due 10/17/16	618,000
2,415,000	0.610% due 10/18/16	2,415,000
14,175,000	0.650% due 10/24/16	14,175,000
	Merrill Lynch & Pierce, Fenner & Smith Inc.:
530,625	0.300% due 9/2/16	530,625
2,118,375	0.400% due 9/7/16	2,118,375
141,750	0.650% due 10/18/16	141,750
26,218,750	0.630% due 10/21/16	26,218,750

	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $57,641,125)	$57,641,125

For the period ended August 31, 2016, the average borrowing and interest rate under the reverse repurchase agreements were $19,018,630 and 0.590%, respectively.

At August 31, 2016, Inflation-Linked Fixed Income Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Eurodollar December Futures	40	12/16	$9,905,000	$(5,754)
Euro-Bund September Futures	3	9/16	560,187	5,009
U.S. Treasury 10-Year Note December Futures	19	12/16	2,487,516	6,065

				5,320

Contracts to Sell:
90-Day Eurodollar December Futures	53	12/17	13,101,600	20,095
Euro-Bobl September Futures	23	9/16	3,427,759	(33,702)
Euro-BTP September Futures	5	9/16	811,599	(6,839)
Euro-OAT September Futures	2	9/16	359,870	(7,575)
U.S. Treasury 5-Year Note December Futures	48	12/16	5,820,000	11,625
United Kingdom Treasury 10-Year GILT December Futures	9	12/16	1,554,468	(2,784)

				(19,180)

Net Unrealized Depreciation on Open Exchange Traded Futures Contracts				$(13,860)

At August 31, 2016, Inflation-Linked Fixed Income Fund had deposited cash of $138,000 with a broker or brokers as margin collateral on open exchange traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2016, Inflation-Linked Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Brazilian Real	1,800,000	BNP	$552,032	10/4/16	$12,948
Brazilian Real	2,600,000	BNP	797,379	10/4/16	11,406
Brazilian Real	20,300,000	JPM	6,225,690	10/4/16	92,759
Euro	201,000	BNP	224,236	9/2/16	118
Euro	235,000	HSBC	262,166	9/2/16	(719)
Indian Rupee	53,328,000	BCLY	786,882	11/10/16	(363)
Mexican Peso	14,382,868	BNP	761,268	10/20/16	(32,331)

					83,818

Contracts to Sell:
Australian Dollar	183,000	JPM	137,534	9/2/16	3,486
Brazilian Real	24,700,000	BNP	7,575,100	10/4/16	(898,522)
Brazilian Real	2,800,000	BNP	814,419	4/4/17	(11,137)
Brazilian Real	1,900,000	BNP	552,641	4/4/17	(12,454)
Brazilian Real	21,600,000	JPM	6,282,660	4/4/17	(91,509)
British Pound	877,000	JPM	1,153,431	11/14/16	(13,602)
British Pound	467,000	SCB	614,199	11/14/16	(7,239)
Danish Krone	1,730,000	HSBC	259,679	10/3/16	(2,828)
Danish Krone	1,010,000	BNP	152,249	1/3/17	2,356
Euro	6,338,000	BNP	7,070,670	9/2/16	(37,936)
Euro	5,902,000	BNP	6,593,736	10/4/16	5,379
Japanese Yen	32,000,000	JPM	309,253	9/2/16	3,614

					(1,060,392)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$(976,574)

At August 31, 2016, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Unrealized (Depreciation)
Receive	6-Month JPY-LIBOR	1.500%	12/21/2045	CSFB	JPY	45,000,000	$(23,260)
Receive	3-Month USD-LIBOR	1.750%	12/21/2026	CSFB	USD	2,000,000	(21,114)
Receive	3-Month USD-LIBOR	2.500%	02/22/2026	CSFB	USD	32,200,000	(711,950)
Receive	6-Month GBP-LIBOR	1.750%	03/15/2047	CSFB	GBP	50,000	(5,690)

							$(762,014)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2016, Inflation-Linked Fixed Income Fund held the following OTC Inflation Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	2-Year EUR Inflation Linked	0.830%	05/15/2018	DUB	EUR	1,100,000	$(2,589)	$—	$(2,589)
Receive	5-Year EUR Inflation Linked	0.806%	04/15/2021	BNP	EUR	1,000,000	1,896	—	1,896
Receive	5-Year EUR Inflation Linked	0.875%	05/15/2021	DUB	EUR	800,000	(100)	—	(100)
Receive	10-Year EUR Inflation Linked	1.090%	06/15/2026	BNP	EUR	100,000	(419)	33	(452)
Receive	10-Year EUR Inflation Linked	1.090%	06/15/2026	DUB	EUR	100,000	(419)	(191)	(228)
Receive	10-Year EUR Inflation Linked	1.114%	08/15/2026	BNP	EUR	400,000	148	—	148
Pay	10-Year EUR Inflation Linked	1.178%	05/15/2026	DUB	EUR	200,000	2,541	(61)	2,602
Receive	15-Year GBP Inflation Linked	3.140%	07/15/2031	DUB	GBP	2,900,000	(56,708)	72,457	(129,165)
Receive	1-Year USD Inflation Linked	1.550%	01/15/2017	JPM	USD	3,000,000	2,716	—	2,716
Pay	5-Year USD Inflation Linked	1.550%	07/26/2021	JPM	USD	400,000	302	—	302
Pay	10-Year USD Inflation Linked	1.730%	07/26/2026	JPM	USD	400,000	(1,329)	—	(1,329)
Receive	10-Year USD Inflation Linked	1.762%	08/30/2026	JPM	USD	1,500,000	3,014	—	3,014

							$(50,947)	$72,238	$(123,185)

At August 31, 2016, Inflation-Linked Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (1)

Reference Obligation	Fixed Deal Received Rate	Maturity Date	Counterparty	Implied Credit Spread at 8/31/16 (2)	Notional Amount (3)	Market Value	Upfront Premiums (Received)	Unrealized Appreciation
Brazil Government International Bond, BB	1.000%	06/20/2021	DUB	2.553%	USD 100,000	$(6,751)	$(8,609)	$1,858
Brazil Government International Bond, BB	1.000%	06/20/2021	HSBC	2.553%	USD 800,000	(54,014)	(55,500)	1,486
Mexico Government International Bond, BBB+	1.000%	06/20/2021	DUB	1.360%	USD 200,000	(2,903)	(4,828)	1,925
Russian Foreign Bond — Eurobond, BB+	1.000%	06/20/2021	JPM	2.173%	USD 100,000	(5,103)	(6,134)	1,031

						$(68,771)	$(75,071)	$6,300

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (4)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at 8/31/16 (2)	Notional Amount (3)	Unrealized (Depreciation)
CDX.IG-26 5-Year Index	(1.000%	)	06/20/2021	CSFB	0.000%	USD 1,000,000	$(2,630)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

At August 31, 2016, Inflation-Linked Fixed Income Fund deposited cash collateral with brokers in the amount of $802,000 for open centrally cleared swap contracts.

At August 31, 2016, Inflation-Linked Fixed Income Fund had cash collateral from brokers in the amount of $360,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BCLY	— Barclays Bank PLC
BRL	— Brazilian Real	BNP	— BNP Paribas SA
DKK	— Danish Krone	CITI	— Citigroup Global Markets Inc.
EUR	— Euro	CSFB	— Credit Suisse Securities (USA) LLC
GBP	— British Pound	DUB	— Deutsche Bank AG
JPY	— Japanese Yen	HSBC	— HSBC Bank USA
MXN	— Mexican Peso	JPM	— JPMorgan Chase & Co.
NZD	— New Zealand Dollar	SCB	— Standard Chartered Bank

See pages 250 and 251 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
CORPORATE BONDS & NOTES — 68.6%
Airlines — 0.9%
$474,356		BBB+	Northwest Airlines Inc. Class G-2 Pass Through Trust, Series 2002-1, Pass Thru Certificates, 6.264% due 11/20/21	$515,839
958,809		A	UAL Pass Through Trust, Series 2009-2A, Pass Thru Certificates, 9.750% due 1/15/17	986,374

			Total Airlines	1,502,213

Automobiles — 1.5%
1,500,000		A-	Aviation Capital Group Corp., Senior Unsecured Notes, 4.625% due 1/31/18(a)(b)	1,561,875
900,000		BBB-	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes, 3.750% due 5/11/17(a)	913,975

			Total Automobiles	2,475,850

Banks — 20.5%
1,000,000		A-	American Express Centurion Bank, Senior Unsecured Notes, 5.950% due 6/12/17	1,036,133
			Bank of America Corp., Senior Unsecured Notes:
1,300,000		BBB+	6.875% due 4/25/18	1,409,811
1,000,000		BBB+	5.650% due 5/1/18	1,064,930
2,500,000		Aaa(c)	Bank of Nova Scotia (The), Covered Notes, 1.950% due 1/30/17(a)	2,510,735
400,000		AAA	Bank of Scotland PLC, Covered Notes, 5.250% due 2/21/17	408,070
2,500,000		A	BPCE SA, Company Guaranteed Notes, 1.252% due 6/23/17(d)	2,504,280
			CIT Group Inc., Senior Unsecured Notes:
200,000		BB+	4.250% due 8/15/17	204,000
800,000		BB+	5.250% due 3/15/18	836,000
800,000		BB+	5.500% due 2/15/19(a)	849,000
			Credit Suisse AG, Senior Unsecured Notes:
2,000,000		A	1.442% due 1/29/18(d)	2,002,852
1,250,000		A	1.700% due 4/27/18	1,251,201
2,600,000		AA	Dexia Credit Local SA, Government Liquid Guaranteed Notes, 1.242% due 3/23/18(a)(d)	2,607,101
300,000		A	HSBC Holdings PLC, Senior Unsecured Notes, 2.901% due 3/8/21(d)	313,901
2,000,000		A	HSBC USA Inc., Senior Unsecured Notes, 1.700% due 3/5/18	2,003,010
500,000		A	ING Bank NV, Senior Unsecured Notes, 1.777% due 3/22/19(a)(d)	507,471
1,500,000		BBB-	Intesa Sanpaolo SpA, Company Guaranteed Notes, 2.375% due 1/13/17	1,502,919
			Lloyds Bank PLC, Company Guaranteed Notes:
200,000		A	1.175% due 3/16/18(d)	199,592
1,250,000		A	1.750% due 5/14/18	1,249,715
1,400,000		BBB-	Rabobank Capital Funding Trust III, Company Guaranteed Notes, 5.254% (a)(d)(e)	1,401,148
19,000,000	DKK	AAA	Realkredit Danmark AS, Covered Notes, 2.000% due 1/1/17	2,870,220
800,000		BB+	Royal Bank of Scotland PLC (The), Subordinated Notes, 9.500% due 3/16/22(d)	830,199
2,800,000		BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 2.275% due 11/24/17(d)	2,817,730
1,400,000		A+	Shinhan Bank, Senior Unsecured Notes, 4.375% due 7/27/17(a)	1,437,090
1,300,000		A+	Suncorp-Metway Ltd., Senior Unsecured Notes, 1.700% due 3/28/17(a)	1,303,199
200,000		A+	UBS AG, Senior Unsecured Notes, 1.340% due 3/26/18(d)	200,694

			Total Banks	33,321,001

Beverages — 0.6%
1,000,000		A-	SABMiller Holdings Inc., Company Guaranteed Notes, 1.447% due 8/1/18(a)(b)(d)	1,000,124

Building Products — 0.9%
1,400,000		B+	USG Corp., Senior Unsecured Notes, 9.500% due 1/15/18	1,540,000

Capital Market — 2.0%
2,285,000		BBB+	Goldman Sachs Group Inc. (The), Senior Unsecured Notes, 1.853% due 9/15/20(d)	2,310,279
1,000,000		A-	UBS Group Funding Jersey Ltd., Company Guaranteed Notes, 2.453% due 4/14/21(a)(d)	1,016,242

			Total Capital Market	3,326,521

Commercial Services & Supplies — 0.5%
800,000		BBB+	ERAC USA Finance LLC, Company Guaranteed Notes, 6.375% due 10/15/17(a)	841,649

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Consumer Finance — 9.5%
$100,000	BB+	Ally Financial Inc., Senior Unsecured Notes, 2.750% due 1/30/17	$100,150
		Daimler Finance North America LLC, Company Guaranteed Notes:
1,900,000	A-	1.375% due 8/1/17(a)	1,904,385
1,000,000	A-	1.469% due 8/3/17(a)(d)	1,003,494
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
800,000	BBB	1.270% due 3/27/17(d)	800,622
1,420,000	BBB	1.181% due 9/8/17(d)	1,418,137
900,000	BBB	2.375% due 1/16/18	909,008
		General Motors Financial Co., Inc., Company Guaranteed Notes:
1,400,000	BBB-	4.750% due 8/15/17	1,442,685
1,500,000	BBB-	6.750% due 6/1/18	1,624,528
1,300,000	A-	Hyundai Capital Services Inc., Senior Unsecured Notes, 3.500% due 9/13/17(a)	1,327,343
		Nissan Motor Acceptance Corp., Senior Unsecured Notes:
2,000,000	A-	1.456% due 4/6/18(a)(d)	1,999,840
350,000	A-	1.671% due 3/8/19(a)(d)	351,552
1,000,000	BBB	RCI Banque SA, Senior Unsecured Notes, 3.500% due 4/3/18(a)	1,028,892
1,000,000	BBB+	Volkswagen Group of America Finance LLC, Company Guaranteed Notes, 1.187% due 5/23/17(a)(d)	997,835
500,000	BBB+	Volkswagen International Finance NV, Company Guaranteed Notes, 1.241% due 11/18/16(a)(d)	499,945

		Total Consumer Finance	15,408,416

Diversified Financial Services — 8.3%
1,250,000	A-	American Express Credit Corp., Senior Unsecured Notes, 1.558% due 11/5/18(d)	1,258,539
		Bear Stearns Cos. LLC (The), Company Guaranteed Notes:
1,100,000	A-	6.400% due 10/2/17	1,158,998
500,000	A-	7.250% due 2/1/18	540,086
90,000	A3(c)	4.650% due 7/2/18	95,066
2,100,000	BBB+	Citigroup Inc., Senior Unsecured Notes, 2.031% due 10/26/20(d)	2,114,049
		International Lease Finance Corp.:
600,000	BBB-	Senior Secured Notes, 7.125% due 9/1/18(a)	661,554
		Senior Unsecured Notes:
500,000	BBB-	8.750% due 3/15/17	518,800
400,000	BBB-	6.250% due 5/15/19	436,280
		LeasePlan Corp. NV, Senior Unsecured Notes:
800,000	BBB-	3.000% due 10/23/17(a)	807,749
200,000	BBB-	2.500% due 5/16/18(a)	201,043
2,300,000	BBB	Macquarie Group Ltd., Senior Unsecured Notes, 1.759% due 1/31/17(a)(d)	2,303,142
1,200,000	NR	Mitsubishi UFJ Lease & Finance Co., Ltd., Senior Unsecured Notes, 1.736% due 2/20/19(d)	1,197,886
		Navient Corp., Senior Unsecured Notes:
500,000	BB-	6.000% due 1/25/17	507,990
700,000	BB-	5.500% due 1/15/19	721,000
900,000	BBB+	Nomura Holdings Inc., Senior Unsecured Notes, 2.000% due 9/13/16	902,900

		Total Diversified Financial Services	13,425,082

Diversified Telecommunication Services — 1.4%
800,000	BBB+	AT&T Inc., Senior Unsecured Notes, 1.561% due 6/30/20(d)	807,954
1,400,000	BBB	Telefonica Emisiones SAU, Company Guaranteed Notes, 6.221% due 7/3/17	1,455,194

		Total Diversified Telecommunication Services	2,263,148

Electric Utilities — 2.8%
1,400,000	A-	Abu Dhabi National Energy Co. PJSC, Senior Unsecured Notes, 5.875% due 10/27/16	1,433,600
1,650,000	BBB	Appalachian Power Co., Senior Unsecured Notes, 5.000% due 6/1/17	1,693,509
1,300,000	BBB	CMS Energy Corp., Senior Unsecured Notes, 6.550% due 7/17/17	1,358,761

		Total Electric Utilities	4,485,870

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Energy Equipment & Services — 1.8%
$400,000	BBB-	Energy Transfer Partners LP, Senior Unsecured Notes, 6.125% due 2/15/17	$408,103
1,000,000	BBB-	Hiland Partners LP/Hiland Partners Finance Corp., Company Guaranteed Notes, 7.250% due 10/1/20(a)	1,037,500
1,400,000	BBB	Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes, 6.125% due 1/15/17	1,423,068

		Total Energy Equipment & Services	2,868,671

Health Care Providers & Services — 0.9%
1,500,000	A	Anthem Inc., Senior Unsecured Notes, 2.375% due 2/15/17	1,507,219

Hotels, Restaurants & Leisure — 1.5%
800,000	BB-	MGM Resorts International, Company Guaranteed Notes, 8.625% due 2/1/19	909,000
1,500,000	BBB-	Wyndham Worldwide Corp., Senior Unsecured Notes, 2.950% due 3/1/17	1,508,586

		Total Hotels, Restaurants & Leisure	2,417,586

Insurance — 0.8%
		American International Group Inc., Senior Unsecured Notes:
700,000	A-	6.400% due 12/15/20	824,861
500,000	A-	3.300% due 3/1/21	525,440

		Total Insurance	1,350,301

Media — 1.9%
1,400,000	BBB	Time Warner Cable Inc., Senior Secured Notes, 6.750% due 7/1/18	1,526,685
1,500,000	BBB-	Viacom, Inc., Senior Unsecured Notes, 2.200% due 4/1/19	1,505,866

		Total Media	3,032,551

Metals & Mining — 0.4%
700,000	BBB+	Goldcorp Inc., Senior Unsecured Notes, 2.125% due 3/15/18	702,203

Oil, Gas & Consumable Fuels — 8.0%
1,500,000	A-	BP Capital Markets PLC, Company Guaranteed Notes, 1.317% due 5/10/18(d)	1,506,495
1,800,000	A+	CNOOC Nexen Finance 2014 ULC, Company Guaranteed Notes, 1.625% due 4/30/17	1,803,280
		ConocoPhillips, Company Guaranteed Notes:
1,000,000	A-	5.750% due 2/1/19	1,094,526
1,000,000	A-	1.717% due 5/15/22(d)	977,533
1,000,000	BBB-	Kinder Morgan Inc., Company Guaranteed Notes, 7.000% due 6/15/17	1,038,168
1,600,000	BBB+	National Grid North America Inc., Senior Unsecured Notes, 1.451% due 8/21/17(d)	1,596,307
1,200,000	BBB+	Petroleos Mexicanos, Company Guaranteed Notes, 5.750% due 3/1/18	1,264,200
1,400,000	BBB-	Pioneer Natural Resources Co., Senior Unsecured Notes, 6.650% due 3/15/17	1,431,815
800,000	AA-	Schlumberger Investment SA, Company Guaranteed Notes, 1.950% due 9/14/16(a)	802,152
400,000	BBB-	Southern Natural Gas Co. LLC, Company Guaranteed Notes, 5.900% due 4/1/17(a)	410,154
1,100,000	A+	Statoil ASA, Company Guaranteed Notes, 0.992% due 11/9/17(d)	1,100,264

		Total Oil, Gas & Consumable Fuels	13,024,894

Pharmaceuticals — 2.2%
2,200,000	BBB	Actavis Funding SCS, Company Guaranteed Notes, 1.850% due 3/1/17	2,206,052
1,300,000	BBB-	Baxalta Inc., Company Guaranteed Notes, 1.427% due 6/22/18(d)	1,295,600

		Total Pharmaceuticals	3,501,652

Technology Hardware, Storage & Peripherals — 0.8%
1,200,000	BBB-	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes, 3.480% due 6/1/19(a)	1,235,614

Tobacco — 0.8%
1,300,000	BBB	Reynolds American Inc., Company Guaranteed Notes, 2.300% due 6/12/18	1,321,003

Transportation Infrastructure — 0.3%
400,000	BBB-	Asciano Finance Ltd., Company Guaranteed Notes, 5.000% due 4/7/18(a)(b)	414,041

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Wireless Telecommunication Services — 0.3%
$500,000	B	Sprint Communications Inc., Senior Unsecured Notes, 8.375% due 8/15/17	$522,005

		TOTAL CORPORATE BONDS & NOTES (Cost — $110,961,373)	111,487,614

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.2%
179,144	AAA	American Home Mortgage Investment Trust, Series 2004-4, Class 2A1, 1.104% due 2/25/45(d)	176,392
770,048	AAA	AMMC CLO X Ltd., Series 2012-10A, Class A, 2.155% due 4/11/22(a)(d)	772,421
1,200,000	(P)AAA	Ares XXV CLO Ltd., Series 2012-3A, Class AR, 1.835% due 1/17/24(a)(b)(d)	1,200,000
1,000,000	AAA	BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class A, 1.728% due 1/15/28(a)(d)	1,001,302
1,596,019	AA+	Bear Stearns ALT-A Trust, Series 2004-10, Class 2A1, 1.184% due 9/25/34(d)	1,528,495
777,937	AAA	CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A, 5.289% due 12/11/49(d)	784,820
1,300,000	A+	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4FL, 0.808% due 12/10/49(a)(d)	1,288,581
399,305	Aaa(c)	Colony Starwood Homes Trust, Series 2016-1A, Class A, 2.007% due 7/17/33(a)(d)	401,975
555,618	Aa2(c)	Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class A1A, 5.361% due 2/15/40	558,981
700,000	A	Eagle I Ltd., Series 2014-1A, Class A1, 2.570% due 12/15/39(a)(b)	692,782
1,137,835	AAA	Flatiron CLO Ltd., Series 2011-1A, Class A, 2.230% due 1/15/23(a)(d)	1,139,503
457,242	AAA	FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2, 0.914% due 8/19/34(d)	446,334
1,000,000	AAA	Fortress Credit BSL Ltd., Series 2013-1A, Class A, 1.868% due 1/19/25(a)(d)	997,174
500,000	NR	GCAT LLC, Series 2016-1, Class A1, step bond to yield, 4.500% due 3/25/21(a)	503,377
2,958,328	NR	Government National Mortgage Association (GNMA), Series 2016-H06, Class FD, 1.388% due 7/20/65(d)	2,982,650
400,000	AAA	JMP Credit Advisors CLO II Ltd., Series 2013-1A, Class A, 1.860% due 4/30/23(a)(b)(d)	399,084
1,024,652	AA+	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440% due 6/12/47	1,032,186
1,118,119	A	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A1A, 5.665% due 4/15/49(d)(h)	1,138,622
1,500,000	AAA	Neuberger Berman CLO XII Ltd., Series 2012-12A, Class A2RR, 1.931% due 7/25/23(a)(d)	1,499,367
800,000	AAA	Palmer Square Loan Funding Ltd., Series 2016-2A, Class A1, 1.980% due 6/21/24(a)(d)	800,033
1,182,038	AAA	RBSSP Resecuritization Trust, Series 2009-12, Class 16A1, 2.670% due 10/25/35(a)(d)	1,195,524
1,289,065	AAA	Telos CLO Ltd., Series 2016-7A, Class A, 2.329% due 4/17/25(a)(d)	1,292,301
925,299	NR	Vericrest Opportunity Loan Trust, Series 2016-NPL3, Class A1, step bond to yield, 4.250% due 3/26/46(a)	937,315
1,500,000	NR	VOLT XLVIII LLC, Series 2016-NPL8, Class A1, step bond to yield, 3.500% due 7/25/46(a)	1,502,649
		Wachovia Bank Commercial Mortgage Trust:
811,360	AAA	Series 2007-C31, Class A4, 5.509% due 4/15/47	820,391
1,300,000	A+	Series 2007-C32, Class A4FL, 0.682% due 6/15/49(a)(d)	1,284,078
1,653,997	AA	WaMu Mortgage Pass Through Certificates Trust, Series 2005-AR13, Class A1A1, 0.814% due 10/25/45(d)	1,575,374

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $27,828,224)	27,951,711

U.S. GOVERNMENT OBLIGATION — 6.8%
10,910,368		U.S. Treasury Inflation Indexed Notes, 0.125% due 4/15/20 (Cost — $11,142,395)	11,020,792

SOVEREIGN BONDS — 5.4%
Japan — 1.9%
3,000,000	A+	Japan Finance Organization for Municipalities, 2.500% due 9/12/18(a)	3,053,679

South Korea — 3.5%
3,000,000	AA	Export-Import Bank of Korea, 1.423% due 1/14/17(d)	3,004,464
1,400,000	AA	Korea Development Bank (The), 2.250% due 8/7/17	1,410,927
1,300,000	AA	Korea Land & Housing Corp., 1.875% due 8/2/17(a)	1,305,135

		Total South Korea	5,720,526

		TOTAL SOVEREIGN BONDS (Cost — $8,782,695)	8,774,205

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
SENIOR LOAN — 0.7%
$1,200,000		NR	Energy Future Intermediate Holding Co. LLC, 4.250% due 12/19/16 (Cost — $1,200,000)	$1,206,450

CERTIFICATE OF DEPOSIT — 0.6%
1,000,000			Sumitomo Mitsui Banking Corp.(d) (Cost — $997,460)	993,500

ASSET-BACKED SECURITY — 0.3%
Student Loans — 0.3%
400,000		Aaa(c)	Navient Student Loan Trust, Series 2016-5A, Class A, 1.737% due 6/25/65 (Cost — $400,000)(a)(d)	400,499

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $161,312,147)	161,834,771

Face Amount†
SHORT-TERM INVESTMENTS — 12.1%
COMMERCIAL PAPER — 1.7%
500,000			Eni Finance USA Inc., 1.730% due 7/14/17(f)	492,539
1,300,000			Thermo Fisher Scientific Inc., 1.556% due 10/11/16(f)	1,297,761
1,000,000			Thomson Reuters Corp., 1.052% due 10/17/16(f)	998,658

			TOTAL COMMERCIAL PAPER (Cost — $2,788,958)	2,788,958

REPURCHASE AGREEMENT — 1.2%
$1,900,000			Nomura Securities Fixed Income repurchase agreement dated 8/31/16, 0.540% due 9/1/16, Proceeds at maturity - $1,900,029; (Fully collateralized by U.S. Treasury Note, 1.175%, due 1/31/23; Market Valued - $1,938,138)(f) (Cost — $1,900,000)	1,900,000

TIME DEPOSITS — 0.4%
			BBH — Grand Cayman:
4,643	DKK		(0.450%) due 9/1/16	696
39,018	JPY		(0.390%) due 9/1/16	377
610	CAD		0.050% due 9/1/16	465
324	AUD		0.689% due 9/1/16	243
			BNP Paribas — Paris:
68,483	EUR		(0.540%) due 9/1/16	76,400
503,425			0.150% due 9/1/16	503,425

			TOTAL TIME DEPOSITS (Cost — $581,606)	581,606

U.S. GOVERNMENT OBLIGATIONS — 8.8%
			U.S. Treasury Bills:
31,000			0.301% due 10/13/16(f)(g)	30,989
14,300,000			0.264% due 11/3/16(f)	14,293,399

			TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $14,324,388)	14,324,388

			TOTAL SHORT-TERM INVESTMENTS (Cost — $19,594,952)	19,594,952

			TOTAL INVESTMENTS — 111.7% (Cost — $180,907,099#)	181,429,723

			Liabilities in Excess of Other Assets — (11.7)%	(18,975,991)

			TOTAL NET ASSETS — 100.0%	$162,453,732

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund
†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Illiquid security.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2016.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Rate shown represents yield-to-maturity.
(g)	All or a portion of this security is held at the broker as collateral for open OTC derivative instruments.
(h)	Affiliated security (See Note 2).
#	Aggregate cost for federal income tax purposes is $181,246,695.

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
OTC	— Over The Counter
PLC	— Public Limited Company

Summary of Investments by Security Type^
Corporate Bonds & Notes	61.5%
Collateralized Mortgage Obligations	15.4
U.S. Government Obligations	6.1
Sovereign Bonds	4.8
Senior Loans	0.7
Certificate of Deposits	0.5
Asset-Backed Securities	0.2
Short-Term Investments	10.8

100.0%

^	As a percentage of total investments.

At August 31, 2016, Ultra-Short Term Fixed Income Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
90-Day Eurodollar December Futures	191	12/19	$47,093,438	$(89,689)
90-Day Eurodollar March Futures	118	3/18	29,162,225	41,300
90-Day Eurodollar March Futures	50	3/19	12,341,250	(53,125)
U.S. Treasury 5-Year Note December Futures	135	12/16	16,368,750	32,695

				$(68,819)

At August 31, 2016, Ultra-Short Term Fixed Income Fund had deposited cash of $325,000 with a broker or brokers as margin collateral on open exchange traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

At August 31, 2016, Ultra-Short Term Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Canadian Dollar	944,000	SCB	$719,924	9/2/16	$(4,590)

Contracts to Sell:
Australian Dollar	3,254,000	JPM	2,445,543	9/2/16	61,993
Australian Dollar	841,000	JPM	632,053	9/2/16	17,353
Canadian Dollar	4,123,000	JPM	3,144,328	9/2/16	(13,932)
Canadian Dollar	3,179,000	SCB	2,424,822	10/4/16	1,706
Danish Krone	400,000	HSBC	60,297	1/3/17	1,106
Danish Krone	19,000,000	HSBC	2,864,099	1/3/17	(7,983)
Euro	3,699,000	BNP	4,126,603	9/2/16	(22,141)
Euro	3,699,000	BNP	4,132,536	10/4/16	3,371
Japanese Yen	3,700,000	JPM	35,757	9/2/16	418

					41,891

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts					$37,301

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BNP	— BNP Paribas SA
CAD	— Canadian Dollar	HSBC	— HSBC Bank USA
DKK	— Danish Krone	JPM	— JPMorgan Chase & Co.
EUR	— Euro	SCB	— Standard Chartered Bank
JPY	— Japanese Yen

See pages 250 and 251 for definitions of ratings.

See Notes to Financial Statements.

Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
P	— Preliminary rating.
u	— The upgrade state defines bonds that have recently been upgraded into higher rating categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
e	— Expected.
u	— Upgraded

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AAApre

— Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Ratings

(continued)

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.
WD	— Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Statements of Assets and Liabilities

August 31, 2016

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
ASSETS:
Unaffiliated investments, at value[1,3]	$1,710,678,332	$489,234,515	$1,124,054,461
Affiliated investments, at value[2]	1,843,290	—	—
Foreign currency, at value[4]	—	12,348	197,019
Cash	6,957,753	2,358,366	69,334
Receivable for securities sold	10,039,997	5,493,376	682,135
Dividends and interest receivable from unaffiliated investments	2,987,458	368,969	4,269,306
Dividends and interest receivable from affiliated investments	—	—	—
Receivable for Fund shares sold	3,027,004	1,145,674	2,791,085
Unrealized appreciation on open forward foreign currency contracts (Note 1)	—	—	—
Variation margin on open future contracts (Note 1)	—	—	—
Variation margin on open swap contracts (Note 1)	—	—	—
Swap contracts, at value (Note 1)	—	—	—
Deposits with counterparty	—	—	—
Foreign capital gains tax receivable	—	—	—
Prepaid expenses	37,618	22,608	30,139
Organizational expenses	—	—	—
Other assets	—	—	—

Total Assets	1,735,571,452	498,635,856	1,132,093,479

LIABILITIES:
Payable for reverse repurchase agreements	—	—	—
Payable for collateral received from securities on loan	17,790,848	18,447,756	4,174,893
Payable for Fund shares repurchased	4,697,628	1,341,543	3,370,063
Payable for securities purchased	2,776,675	3,313,233	1,193,426
Investment management fee payable	568,732	201,854	555,535
Transfer agent fees payable	77,263	16,153	54,930
Interest expense payable	—	—	—
Custody fee payable	212,826	51,037	295,283
Trustees’ fees payable	4,503	411	2,724
Variation margin on open future contracts (Note 1)	—	—	—
Due to custodian[4]	—	—	—
Forward sale commitments, at value[5] (Note 1)	—	—	—
Options contracts written, at value[6] (Note 1)	—	—	—
Swap contracts, at value (Note 1)	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 1)	—	—	—
Deposits from counterparty	—	—	—
Foreign capital gains tax payable	—	—	28,227
Distributions payable	—	—	—
Accrued expenses	57,056	71,912	75,374
Other liabilities	—	—	—

Total Liabilities	26,185,531	23,443,899	9,750,455

Total Net Assets	$1,709,385,921	$475,191,957	$1,122,343,024

NET ASSETS:
Par value (Note 4)	$100,207	$27,306	$103,603
Paid-in capital in excess of par value	1,341,901,623	415,336,243	1,374,935,964
Undistributed net investment income	14,971,956	723,744	25,314,228
Accumulated net realized gain (loss) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	(12,440,149)	(1,725,730)	(329,936,552)
Net unrealized appreciation (depreciation) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	364,852,284	60,830,394	51,925,781

Total Net Assets	$1,709,385,921	$475,191,957	$1,122,343,024

Shares Outstanding	100,207,243	27,305,829	103,603,425

Net Asset Value	$17.06	$17.40	$10.83

[1] Unaffiliated investments, at cost	$1,346,280,316	$428,404,046	$1,072,022,031

[2] Affiliated investments, at cost	$1,389,022	$—	$—

[3] Includes securities on loan	$17,248,178	$17,872,527	$3,917,121

[4] Foreign currency/Due to custodian, at cost	$—	$12,424	$199,606

[5] Proceeds	$—	$—	$—

[6] Premiums received	$—	$—	$—

See Notes to Financial Statements.

Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund

$431,363,307	$777,984,436	$334,282,756	$229,626,420	$68,820,050	$221,999,960	$180,291,101
—	1,535,520	—	—	—	—	1,138,622
929,886	571,312	—	56,778	—	9,843	—
2,402	2,152	—	3,410	382	688,107	1,052,611
1,141,018	34,546,683	1,731,967	52,225,480	—	4,445,760	1,905,164
474,050	3,964,272	5,869,913	1,323,411	621,986	406,560	1,002,299
—	2,963	—	—	—	—	5,278
883,034	2,569,765	849,748	360,351	174,107	769,262	768,054
—	199,247	—	1,664,139	—	132,066	85,947
43,972	133,660	—	—	—	162	—
—	23,840	—	229,810	—	135,992	90,354
—	—	—	613,469	—	10,617	—
—	1,174,741	—	3,421,000	—	940,000	325,000
127,446	—	—	—	—	—	—
18,109	24,494	15,260	16,754	13,661	—	—
—	—	—	—	—	52,453	51,140
—	—	—	—	—	3,230	1,753

434,983,224	822,733,085	342,749,644	289,541,022	69,630,186	229,594,012	186,717,323

—	—	—	16,608,550	—	57,641,125	—
3,683,541	20,555,472	13,683,734	557,865	—	—	—
1,195,815	1,563,785	866,670	375,669	327,772	552,477	358,059
1,517,226	72,874,500	3,148,342	69,298,611	—	10,414,002	23,720,663
218,111	242,372	141,335	74,237	24,758	64,219	65,849
14,223	31,492	5,537	7,054	2,469	—	—
—	—	—	3,673	—	32,090	—
185,463	265,904	84,016	137,953	39,120	81,799	64,134
561	23,162	4,459	510	2,514	298	275
—	—	—	21,811	—	—	1,197
—	—	2,449	—	—	—	23
—	4,736,777	—	5,416,992	—	—	—
—	49,938	—	271,144	—	15,540	—
—	—	—	1,668,940	—	130,335	—
—	228,474	—	2,839,967	—	1,108,640	48,646
—	—	—	550,000	—	360,000	—
—	—	—	—	—	—	—
—	3,295	2,997	—	227	2,231	852
114,408	59,920	27,900	35,429	21,216	—	3,893
—	—	—	—	—	3,558	—

6,929,348	100,635,091	17,967,439	97,868,405	418,076	70,406,314	24,263,591

$428,053,876	$722,097,994	$324,782,205	$191,672,617	$69,212,110	$159,187,698	$162,453,732

$34,630	$85,821	$85,966	$24,599	$6,972	$15,560	$16,244
460,807,379	704,073,662	368,213,518	194,929,453	61,127,763	156,461,818	162,419,628
3,798,997	19,773	1,054,862	3,221,895	441,601	952,322	211,814
(68,482,585)	1,051,165	(48,436,856)	(7,559,908)	1,664,296	(1,340,422)	(679,754)
31,895,455	16,867,573	3,864,715	1,056,578	5,971,478	3,098,420	485,800

$428,053,876	$722,097,994	$324,782,205	$191,672,617	$69,212,110	$159,187,698	$162,453,732

34,629,729	85,821,441	85,965,952	24,598,661	6,971,699	15,560,346	16,243,634

$12.36	$8.41	$3.78	$7.79	$9.93	$10.23	$10.00

$399,447,686	$760,203,103	$330,418,041	$225,149,403	$62,848,572	$217,046,166	$179,757,489

$—	$1,474,537	$—	$—	$—	$—	$1,149,610

$3,491,623	$20,108,393	$13,202,348	$529,502	$—	$—	$—

$952,577	$585,665	$—	$59,352	$—	$12,181	$107

$—	$4,736,777	$—	$5,412,773	$—	$—	$—

$—	$57,218	$—	$369,190	$—	$33,665	$—

See Notes to Financial Statements.

Statements of Operations

For the Year/Period Ended August 31, 2016

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
INVESTMENT INCOME:

Dividends	$26,073,807 *	$3,352,101	$36,056,862
Interest	45,185	15,762	32,722
Income from securities lending	138,846	128,570	515,695
Less: Foreign taxes withheld (see Note 1q)	(79,033)	(1,441)	(2,758,850)
Income from security litigation	—	—	—

Total Investment Income	26,178,805	3,494,992	33,846,429

EXPENSES:

Investment management fee (Note 2)	9,454,293	2,614,414	8,545,945
Transfer agent fees	185,413	39,187	161,090
Custody fees	561,674	208,110	772,531
Trustees’ fees	214,177	43,440	170,599
Shareholder reports	235,467	192,743	147,052
Insurance	59,267	9,913	47,983
Audit and tax	74,607	50,758	77,617
Legal fees	95,224	60,545	66,199
Registration fees	22,067	20,031	22,230
Organizational expenses	—	—	—
Miscellaneous expense	9,875	2,790	42,706
Interest expense	—	—	—

Total Expenses	10,912,064	3,241,931	10,053,952
Less: Fee waivers and/or expense reimbursement (Note 2)	(2,119,869)	(662,103)	(831,707)

Net Expenses	8,792,195	2,579,828	9,222,245

Net Investment Income (Loss)	$17,386,610	$915,164	$24,624,184

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Unaffiliated investments	$195,024,317	$1,824,831	$(86,693,648	)(a)
Affiliated investments	49,946	—	—
Futures contracts	—	—	—
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	12,514	(61,493)

Net Realized Gain (Loss)	195,074,263	1,837,345	(86,755,141)

Change in Net Unrealized Appreciation (Depreciation) From:

Unaffiliated investments	(4,667,199)	25,124,589	90,869,749	(b)
Affiliated investments	454,268	—	—
Futures contracts	—	—	—
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	(75)	44,895

Change in Net Unrealized Appreciation (Depreciation):	(4,212,931)	25,124,514	90,914,644

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Swap Contracts and Foreign Currency Transactions	190,861,332	26,961,859	4,159,503

Total Increase (Decrease) in Net Assets From Operations	$208,247,942	$27,877,023	$28,783,687

(a)	Includes foreign capital gains tax of $1,073 and $18,717 for International Equity Fund and Emerging Markets Equity Fund, respectively.
(b)	Net increase (decrease) in accrued foreign capital gains taxes of $34,574 and $71,587 for International Equity Fund and Emerging Markets Equity Fund, respectively.
(c)	The period from Fund inception (March 8, 2016) through the period end August 31, 2016.
*	Includes affiliated income of $21,818, $81,569, $16,808 for Large Cap Equity Fund, Core Fixed Income Fund and Ultra-Short Term Fixed Income Fund, respectively.

See Notes to Financial Statements.

Emerging Markets Equity Fund		Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund(c)	Ultra-Short Term Fixed Income Fund(c)

$9,151,973		$54,635	$180,583	$—	$—	$—	$—
19,486		22,989,809 *	17,514,261	5,273,134	2,729,093	2,512,698	1,642,621 *
98,477		13,453	45,173	679	—	—	—
(900,689)		—	—	—	—	—	—
—		5,756	—	—	—	—	—

8,369,247		23,063,653	17,740,017	5,273,813	2,729,093	2,512,698	1,642,621

3,565,427		3,119,334	1,796,611	1,036,306	308,418	322,510	367,346
47,371		100,627	28,930	24,870	9,866	3,272	3,841
541,963		637,739	214,518	383,017	96,270	90,450	74,126
52,227		125,693	37,584	27,631	12,669	11,986	13,953
106,090		84,371	74,659	68,919	9,909	13,416	13,015
17,783		35,702	10,387	9,585	3,425	—	—
82,131		120,686	60,908	116,777	47,541	35,185	26,741
31,420		46,015	20,518	26,437	19,906	19,449	19,767
19,526		18,993	17,313	18,169	16,511	7,228	5,337
—		—	—	—	—	31,983	29,407
19,872		29,864	4,808	5,314	707	25,706	41,999
—		—	—	80,596	—	120,989	14,297

4,483,810		4,319,024	2,266,236	1,797,621	525,222	682,174	609,829
(687,223)		(131,067)	(476,000)	(68,390)	—	(27,508)	(30,315)

3,796,587		4,187,957	1,790,236	1,729,231	525,222	654,666	579,514

$4,572,660		$18,875,696	$15,949,781	$3,544,582	$2,203,871	$1,858,032	$1,063,107

$(30,395,583	)(a)	$8,394,907	$(24,162,069)	$(4,284,315)	$1,682,257	$927,029	$(154,658)
—		107,613	—	—	—	—	—
(5,343)		(981,727)	—	3,231,862	—	(147,870)	(180,731)
—		787,451	—	760,036	—	48,589	—
—		(224,109)	—	534,963	—	24,238	8,717
—		(160,736)	—	(1,841,669)	—	(26,241)	16,072
(332,790)		(864,383)	—	2,844,700	—	69,188	198,346

(30,733,716)		7,059,016	(24,162,069)	1,245,577	1,682,257	894,933	(112,254)

73,479,244	(b)	17,254,904	20,646,286	15,800,223	612,192	4,953,794	533,612
—		70,235	—	—	—	—	(10,988)
(12,626)		221,887	—	495,035	—	(13,860)	(68,819)
—		(226,170)	—	151,595	—	18,125	—
—		—	—	37,054	—	—	—
—		(517,410)	—	(3,256,587)	—	(881,529)	—
34,189		324,066	—	587,510	—	(978,110)	31,995

73,500,807		17,127,512	20,646,286	13,814,830	612,192	3,098,420	485,800

42,767,091		24,186,528	(3,515,783)	15,060,407	2,294,449	3,993,353	373,546

$47,339,751		$43,062,224	$12,433,998	$18,604,989	$4,498,320	$5,851,385	$1,436,653

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended August 31, 2016 and August 31, 2015

	Large Cap Equity Fund
	2016	2015
OPERATIONS:

Net investment income (loss)	$17,386,610	$6,030,269
Net realized gain (loss)	195,074,263	316,791,624
Change in unrealized appreciation (depreciation)	(4,212,931)	(232,169,926)
Net Increase from payments by affiliates	—	28,721

Increase (Decrease) in Net Assets From Operations	208,247,942	90,680,688

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(7,025,138)	(5,468,121)
Net realized gains	(301,650,427)	(191,632,667)

Decrease in Net Assets From Distributions to Shareholders	(308,675,565)	(197,100,788)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	78,704,964	56,762,414
Reinvestment of distributions	308,666,437	197,093,781
Cost of shares repurchased	(903,883,177)	(574,838,838)
Issued in connection with tax-free reorganization (see Note 8)	973,690,395	—

Increase (Decrease) in Net Assets From Fund Share Transactions	457,178,619	(320,982,643)

Increase (Decrease) in Net Assets	356,750,996	(427,402,743)
NET ASSETS:

Beginning of year	1,352,634,925	1,780,037,668

End of year*†	$1,709,385,921	$1,352,634,925

* Includes undistributed net investment income of:	$14,971,956	$5,820,229

† Includes accumulated net investment loss of:	$—	$—

See Notes to Financial Statements.

Small-Mid Cap Equity Fund		International Equity Fund		Emerging Markets Equity Fund
2016	2015	2016	2015	2016	2015

$915,164	$(1,269,060)	$24,624,184	$20,394,083	$4,572,660	$5,489,235
1,837,345	53,507,287	(86,755,141)	981,593	(30,733,716)	(24,232,285)
25,124,514	(27,186,435)	90,914,644	(122,703,100)	73,500,807	(109,468,421)
—	161,664	—	2,972,363	—	—

27,877,023	25,213,456	28,783,687	(98,355,061)	47,339,751	(128,211,471)

—	—	(19,988,419)	(19,199,386)	(6,232,037)	(5,156,168)
(52,617,603)	(60,598,970)	—	—	—	—

(52,617,603)	(60,598,970)	(19,988,419)	(19,199,386)	(6,232,037)	(5,156,168)

160,893,040	12,063,989	402,909,238	301,685,675	120,366,330	265,692,576
52,615,219	60,596,534	19,988,419	19,199,115	6,232,035	5,156,168
(129,465,575)	(105,041,718)	(511,193,040)	(150,715,859)	(203,472,381)	(59,051,423)
187,304,118	—	—	—	—	—

271,346,802	(32,381,195)	(88,295,383)	170,168,931	(76,874,016)	211,797,321

246,606,222	(67,766,709)	(79,500,115)	52,614,484	(35,766,302)	78,429,682

228,585,735	296,352,444	1,201,843,139	1,149,228,655	463,820,178	385,390,496

$475,191,957	$228,585,735	$1,122,343,024	$1,201,843,139	$428,053,876	$463,820,178

$723,744	$7,013	$25,314,228	$20,123,723	$3,798,997	$5,001,354

$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year/Period Ended August 31, 2016 and August 31, 2015

	Core Fixed Income Fund
	2016	2015
OPERATIONS:

Net investment income	$18,875,696	$16,779,482
Net realized gain (loss)	7,059,016	14,471,866
Change in unrealized appreciation (depreciation)	17,127,512	(23,332,245)

Increase (Decrease) in Net Assets From Operations	43,062,224	7,919,103

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(21,187,856)	(20,111,155)
Net realized gains	(6,236,992)	(10,910,011)

Decrease in Net Assets From Distributions to Shareholders	(27,424,848)	(31,021,166)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	204,302,357	171,980,043
Reinvestment of distributions	27,421,877	31,021,046
Cost of shares repurchased	(384,592,902)	(119,670,967)

Increase (Decrease) in Net Assets From Fund Share Transactions	(152,868,668)	83,330,122

Increase (Decrease) in Net Assets	(137,231,292)	60,228,059
NET ASSETS:

Beginning of year/period	859,329,286	799,101,227

End of year/period*†	$722,097,994	$859,329,286

* Includes undistributed net investment income of:	$19,773	$1,719,200

† Includes accumulated net investment loss of:	$—	$—

(a)	The period from Fund inception (March 8, 2016) through the period end August 31, 2016.

See Notes to Financial Statements.

High Yield Fund		International Fixed Income Fund		Municipal Bond Fund		Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund
2016	2015	2016	2015	2016	2015	2016(a)	2015	2016(a)	2015

$15,949,781	$14,427,244	$3,544,582	$4,113,727	$2,203,871	$2,368,031	$1,858,032	$—	$1,063,107	$—
(24,162,069)	(7,826,144)	1,245,577	22,831,389	1,682,257	270,815	894,933	—	(112,254)	—
20,646,286	(22,807,926)	13,814,830	(24,472,307)	612,192	(863,716)	3,098,420	—	485,800	—

12,433,998	(16,206,826)	18,604,989	2,472,809	4,498,320	1,775,130	5,851,385	—	1,436,653	—

(16,980,249)	(16,219,271)	(14,225,200)	(15,363,960)	(2,193,237)	(2,367,911)	(3,176,335)	—	(1,418,793)	—
—	—	—	—	(180,832)	(413,482)	—	—	—	—

(16,980,249)	(16,219,271)	(14,225,200)	(15,363,960)	(2,374,069)	(2,781,393)	(3,176,335)	—	(1,418,793)	—

138,664,513	50,918,165	48,037,831	17,549,096	18,229,393	18,847,119	168,452,906	—	177,291,553	—
16,977,875	16,219,472	14,225,200	15,363,812	2,373,871	2,781,435	3,174,104	—	1,417,941	—
(80,651,570)	(37,897,221)	(98,005,036)	(64,240,826)	(38,612,137)	(13,088,377)	(15,114,362)	—	(16,273,622)	—

74,990,818	29,240,416	(35,742,005)	(31,327,918)	(18,008,873)	8,540,177	156,512,648	—	162,435,872	—

70,444,567	(3,185,681)	(31,362,216)	(44,219,069)	(15,884,622)	7,533,914	159,187,698	—	162,453,732	—

254,337,638	257,523,319	223,034,833	267,253,902	85,096,732	77,562,818	—	—	—	—

$324,782,205	$254,337,638	$191,672,617	$223,034,833	$69,212,110	$85,096,732	$159,187,698	$—	$162,453,732	$—

$1,054,862	$996,361	$3,221,895	$15,513,237	$441,601	$430,967	$952,322	$—	$211,814	$—

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Statement of Cash Flows

For the Period Ended August 31, 2016

Inflation-Linked Fixed Income Fund
Cash Flows used in Operating Activities:
Net increase in net assets from operations	$5,851,385
Adjustments to reconcile net increase in net assets from operations to net cash and foreign currency from operating activities:
Purchases of long-term investments	(377,354,000)
Proceeds from the sale and maturity of long-term investments	163,737,056
Purchases of short-term investments, net	(914,873)
Net payments on forward sale commitments	1,929
Decrease to the principal amount of inflation-indexed bonds	(2,751,998)
Change in net unrealized appreciation from unaffiliated investments	(4,953,794)
Change in net unrealized appreciation from options contracts written	(18,125)
Change in net unrealized depreciation from OTC swap contracts	116,885
Change in net unrealized depreciation from centrally cleared swap contracts	764,644
Net amortization (accretion) of premiums (discounts) of investments	(319,386)
Net realized gain from unaffiliated investments	(927,029)
Net realized gain on options contracts written	(48,589)
Proceeds from swap contracts	741,776
Payments to cover option contracts written	(56,577)
Increase in Variation Margin on futures contracts	(162)
Increase in receivable for securities sold	(4,445,760)
Increase in Variation Margin on Centrally Cleared Swap contracts	(135,992)
Increase in dividends and interest receivable	(406,560)
Increase in deposits with counterparty	(940,000)
Increase in OTC swap contracts, at value	(10,617)
Increase in organizational expenses	(52,453)
Increase in unrealized appreciation on open forward foreign currency contracts	(132,066)
Increase in other assets	(3,230)
Increase in payable for securities purchased	10,414,002
Increase in deposits from counterparty	360,000
Increase in investment management fee payable	64,219
Increase in interest expense payable	32,090
Increase in OTC swap contracts, at value	130,335
Increase in custody fee payable	81,799
Increase in trustees’ fees payable	298
Increase in unrealized depreciation on open forward foreign currency contracts	1,108,640
Increase in accrued expenses	3,558

Net cash and foreign currency used in operating activities	(210,062,595)

Cash Flows Provided by Financing Activities:
Proceeds from reverse repurchase agreements	57,641,125
Proceeds from sale of shares	167,683,644
Cost of shares repurchased	(14,561,885)
Distributions to shareholders	(3,176,335)
Reinvestment of distributions	3,176,335

Net cash and foreign currency provided by financing activities	210,762,884

Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash	(2,339)

Cash and Foreign Currency:
Cash and foreign currency at beginning of the period	—

Cash and foreign currency at end of the period	$697,950

Non-Cash Financing Activities:

Reinvestment of distributions	$—

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Cap Equity Fund
	2016	2015		2014	2013	2012
Net asset value, Beginning of Year	$20.63	$22.19		$19.29	$16.39	$14.24

Income from Operations:
Net investment income(1)	0.19	0.08		0.07	0.11	0.06
Net realized and unrealized gain	1.15	0.87		4.47	2.85	2.17

Total Income from Operations	1.34	0.95		4.54	2.96	2.23

Less Distributions From:
Net investment income	(0.11)	(0.07)		(0.11)	(0.06)	(0.08)
Net realized gain	(4.80)	(2.44)		(1.53)	—	—

Total Distributions	(4.91)	(2.51)		(1.64)	(0.06)	(0.08)

Net Asset Value, End of Year	$17.06	$20.63		$22.19	$19.29	$16.39

Total Return(2)	7.08%	4.39	%(4)	24.35%	18.11%	15.71%
Net Assets, End of Year (millions)	$1,709	$1,353		$1,780	$1,571	$1,566
Ratios to Average Net Assets:
Gross expenses	0.69%	0.68%		0.67%	0.69%	0.69%
Net expenses(3)	0.56	0.68		0.67	0.69	0.69
Net investment income	1.10	0.36		0.33	0.60	0.40
Portfolio Turnover Rate	105%	66%		56%	57%	66%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	The Manager contributed a non-recourse voluntary reimbursement to Large Cap Equity Fund (formerly Large Capitalization Growth Fund). The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the impact was less than 0.00% to the total return for Large Cap Equity Fund.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small-Mid Cap Equity Fund
	2016	2015		2014	2013		2012
Net asset value, Beginning of Year	$24.39	$28.53		$25.22	$19.81		$17.76

Income (Loss) from Operations:
Net investment income (loss)(1)	0.05	(0.12)		(0.12)	(0.00	)(2)	(0.07)
Net realized and unrealized gain (loss)	(1.22)	1.93		4.36	5.41		2.12

Total Income (Loss) from Operations	(1.17)	1.81		4.24	5.41		2.05

Less Distributions From:
Net realized gain	(5.82)	(5.95)		(0.93)	—		—

Total Distributions	(5.82)	(5.95)		(0.93)	—		—

Net Asset Value, End of Year	$17.40	$24.39		$28.53	$25.22		$19.81

Total Return(3)	(5.51)%	7.36	%(4)	16.91%	27.31%		11.54%
Net Assets, End of Year (millions)	$475	$229		$296	$311		$247
Ratios to Average Net Assets:
Gross expenses	0.99%	0.93%		0.92%	0.97%		0.98%
Net expenses(5)	0.79	0.93		0.92	0.97		0.97
Net investment income (loss)	0.28	(0.45)		(0.42)	(0.02)		(0.40)
Portfolio Turnover Rate	151%	89%		80%	90%		68%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $(0.01) per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	The Manager contributed a non-recourse voluntary reimbursement to Small-Mid Cap Equity Fund (formerly Small Capitalization Growth Fund). The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the total return for Small-Mid Cap Equity Fund was 7.27%.
(5)	Reflects fee waivers and/or expense reimbursements.

International Equity Fund
	2016	2015		2014	2013	2012
Net asset value, Beginning of Year	$10.91	$12.03		$10.92	$9.58	$9.77

Income (Loss) from Operations:
Net investment income(1)	0.21	0.21		0.22	0.20	0.17
Net realized and unrealized gain (loss)	(0.10)	(1.13)		1.03	1.27	(0.18)

Total Income (Loss) from Operations	0.11	(0.92)		1.25	1.47	(0.01)

Less Distributions From:
Net investment income	(0.19)	(0.20)		(0.14)	(0.13)	(0.18)

Total Distributions	(0.19)	(0.20)		(0.14)	(0.13)	(0.18)

Net Asset Value, End of Year	$10.83	$10.91		$12.03	$10.92	$9.58

Total Return(2)	0.96%	(7.68	)%(4)	11.45%	15.47%	(0.06)%
Net Assets, End of Year (millions)	$1,122	$1,202		$1,149	$773	$444
Ratios to Average Net Assets:
Gross expenses	0.82%	0.81%		0.81%	0.84%	0.91%
Net expenses(3)	0.76	0.79		0.77	0.83	0.90
Net investment income	2.02	1.80		1.83	1.88	1.80
Portfolio Turnover Rate	64%	80%		95%	63%	75%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	The Manager contributed a non-recourse voluntary reimbursement to International Equity Fund (formerly International Equity Investments). The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the total return for International Equity Fund was (7.94)%.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Emerging Markets Equity Fund
	2016	2015	2014	2013	2012
Net asset value, Beginning of Year	$10.87	$14.54	$13.67	$14.46	$15.85

Income (Loss) from Operations:
Net investment income(1)	0.13	0.17	0.20	0.21	0.29
Net realized and unrealized gain (loss)	1.51	(3.64)	2.36	(0.69)	(1.33)

Total Income (Loss) from Operations	1.64	(3.47)	2.56	(0.48)	(1.04)

Less Distributions From:
Net investment income	(0.15)	(0.20)	(0.29)	(0.31)	(0.35)
Net realized gain	—	—	(1.40)	—	—

Total Distributions	(0.15)	(0.20)	(1.69)	(0.31)	(0.35)

Net Asset Value, End of Year	$12.36	$10.87	$14.54	$13.67	$14.46

Total Return(2)	15.31%	(24.08)%	19.97%	(3.54)%	(6.52)%
Net Assets, End of Year (millions)	$428	$464	$385	$414	$695
Ratios to Average Net Assets:
Gross expenses	1.13%	1.08%	1.09%	1.10%	1.06%
Net expenses(3)	0.96	0.96	0.99	0.99	0.93
Net investment income	1.15	1.34	1.49	1.39	1.98
Portfolio Turnover Rate	99%	41%	29%	89%	40%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

Core Fixed Income Fund
	2016		2015		2014		2013		2012
Net asset value, Beginning of Year	$8.23		$8.44		$8.17		$8.87		$8.58

Income (Loss) from Operations:
Net investment income(1)	0.20		0.17		0.18		0.20		0.25
Net realized and unrealized gain (loss)	0.27		(0.06)		0.31		(0.30)		0.38

Total Income (Loss) from Operations	0.47		0.11		0.49		(0.10)		0.63

Less Distributions From:
Net investment income	(0.23)		(0.20)		(0.22)		(0.24)		(0.27)
Net realized gain	(0.06)		(0.12)		—		(0.36)		(0.07)

Total Distributions	(0.29)		(0.32)		(0.22)		(0.60)		(0.34)

Net Asset Value, End of Year	$8.41		$8.23		$8.44		$8.17		$8.87

Total Return(2)	5.84%		1.35%		6.10%		(1.31)%		7.58%
Net Assets, End of Year (millions)	$722		$859		$799		$937		$1,022
Ratios to Average Net Assets:
Gross expenses	0.55	%(3)	0.54	%(3)	0.53	%(3)	0.54	%(3)	0.52%
Net expenses(4)	0.54	(3)	0.55	(3)	0.53	(3)	0.54	(3)	0.52
Net investment income	2.42		2.06		2.19		2.30		2.85
Portfolio Turnover Rate	245%		326%		446%		421%		429%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents less than 0.01%.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Fund
	2016	2015	2014	2013	2012
Net asset value, Beginning of Year	$3.88	$4.41	$4.27	$4.24	$4.15

Income (Loss) from Operations:
Net investment income(1)	0.23	0.24	0.24	0.27	0.29
Net realized and unrealized gain (loss)	(0.09)	(0.50)	0.17	0.07	0.16

Total Income (Loss) from Operations	0.14	(0.26)	0.41	0.34	0.45

Less Distributions From:
Net investment income	(0.24)	(0.27)	(0.27)	(0.31)	(0.36)

Total Distributions	(0.24)	(0.27)	(0.27)	(0.31)	(0.36)

Net Asset Value, End of Year	$3.78	$3.88	$4.41	$4.27	$4.24

Total Return(2)	4.02%	(6.14)%	9.75%	8.07%	11.57%
Net Assets, End of Year (millions)	$325	$254	$258	$111	$269
Ratios to Average Net Assets:
Gross expenses	0.88%	0.90%	0.92%	0.93%	0.97%
Net expenses(3)	0.70	0.74	0.76	0.78	0.81
Net investment income	6.21	5.74	5.53	6.25	7.58
Portfolio Turnover Rate	64%	42%	57%	86%	101%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

International Fixed Income Fund
	2016		2015		2014		2013		2012
Net asset value, Beginning of Year	$7.61		$8.04		$8.02		$8.56		$7.99

Income (Loss) from Operations:
Net investment income(1)	0.13		0.13		0.16		0.18		0.19
Net realized and unrealized gain (loss)	0.56		(0.09)		0.40		(0.23)		0.41

Total Income (Loss) from Operations	0.69		0.04		0.56		(0.05)		0.60

Less Distributions From:
Net investment income	(0.51)		(0.47)		(0.54)		(0.49)		(0.03)

Total Distributions	(0.51)		(0.47)		(0.54)		(0.49)		(0.03)

Net Asset Value, End of Year	$7.79		$7.61		$8.04		$8.02		$8.56

Total Return(2)	9.56%		0.44%		7.36%		(0.77)%		7.53%
Net Assets, End of Year (millions)	$192		$223		$267		$317		$431
Ratios to Average Net Assets:
Gross expenses	0.87	%(3)	0.87	%(3)	0.76	%(3)	0.69	%(3)	0.64%
Net expenses	0.83	(3)(4)	0.87	(3)	0.76	(3)	0.69	(3)	0.63 (4)
Net investment income	1.71		1.61		2.00		2.12		2.25
Portfolio Turnover Rate	199%		416%		397%		198%		223%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.04%, 0.10%, 0.04% and less than 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year / period end August 31, unless otherwise noted:

Municipal Bond Fund
	2016	2015	2014	2013	2012
Net asset value, Beginning of Year	$9.65	$9.76	$9.21	$9.88	$9.48

Income (Loss) from Operations:
Net investment income(1)	0.28	0.28	0.29	0.29	0.28
Net realized and unrealized gain (loss)	0.30	(0.06)	0.55	(0.67)	0.40

Total Income (Loss) from Operations	0.58	0.22	0.84	(0.38)	0.68

Less Distributions From:
Net investment income	(0.28)	(0.28)	(0.29)	(0.29)	(0.28)
Net realized gain	(0.02)	(0.05)	—	—	—

Total Distributions	(0.30)	(0.33)	(0.29)	(0.29)	(0.28)

Net Asset Value, End of Year	$9.93	$9.65	$9.76	$9.21	$9.88

Total Return(2)	6.14%	2.32%	9.24%	(4.01)%	7.23%
Net Assets, End of Year (millions)	$69	$85	$78	$80	$89
Ratios to Average Net Assets:
Gross expenses	0.68%	0.66%	0.59%	0.61%	0.57%
Net expenses	0.68	0.66	0.59	0.61	0.57
Net investment income	2.87	2.91	3.03	2.92	2.83
Portfolio Turnover Rate	16%	8%	19%	9%	26%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

Inflation-Linked Fixed Income Fund
	2016(1)
Net asset value, Beginning of Period	$10.00

Income from Operations:
Net investment income(2)	0.14
Net realized and unrealized gain	0.32

Total Income from Operations	0.46

Less Distributions From:
Net investment income	(0.23)

Total Distributions	(0.23)

Net Asset Value, End of Period	$10.23

Total Return(3)	4.59%
Net Assets, End of Period (millions)	$159
Ratios to Average Net Assets:
Gross expenses	1.03	%(4)(5)
Net expenses	0.99	(4)(5)(6)
Net investment income	2.91	(5)
Portfolio Turnover Rate	35%

(1)	For the period from Fund inception (March 8, 2016) through the period end August 31, 2016.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.19% (annualized).
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each period end August 31, unless otherwise noted:

Ultra-Short Term Fixed Income Fund
	2016(1)
Net asset value, Beginning of Period	$10.00

Income from Operations:
Net investment income(2)	0.07
Net realized and unrealized gain	0.02

Total Income from Operations	0.09

Less Distributions From:
Net investment income	(0.09)

Total Distributions	(0.09)

Net Asset Value, End of Period	$10.00

Total Return(3)	0.89%
Net Assets, End of Period (millions)	$162
Ratios to Average Net Assets:
Gross expenses	0.81	%(4)(5)
Net expenses	0.77	(4)(5)(6)
Net investment income	1.47	(5)
Portfolio Turnover Rate	100%

(1)	For the period from Fund inception (March 8, 2016) through the period end August 31, 2016.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.02% (annualized).
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Consulting Group Capital Markets Funds (“Trust”) is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Large Cap Equity Fund (formerly known as Large Capitalization Growth Investments), Small-Mid Cap Equity Fund (formerly known as Small Capitalization Growth Investments), International Equity Fund (formerly known as International Equity Investments), Emerging Markets Equity Fund (formerly known as Emerging Markets Equity Investments), Core Fixed Income Fund (formerly known as Core Fixed Income Investments), High Yield Fund (formerly known as High Yield Investments), International Fixed Income Fund (formerly known as International Fixed Income Investments), Municipal Bond Fund (formerly known as Municipal Bond Investments), Inflation-Linked Fixed Income Fund (Fund inception March 8, 2016) and Ultra-Short Term Fixed Income Fund (Fund inception March 8, 2016) (individually, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust, except for International Fixed Income Investments, which is non-diversified.

The Money Market Fund terminated operations on April 8, 2016, and has had no operations since then other than the settlement of receivables and payables. The net assets of the Money Market Fund, including these remaining balances, were liquidated and distributed to participants.

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies.

(a) Investment Valuation. Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).

Exchange-traded purchased and written options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved third-party pricing services are valued using those automated third-party pricing service quotations. Forward foreign currency contracts are valued using the official closing price for such contracts on the NYSE.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by Consulting Group Advisory Services, LLC (“CGAS”) (the “Manager”).

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good

Notes to Financial Statements

(continued)

faith by the valuation committee established by the Manager in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (NAV).

Each business day, Emerging Markets Equity Fund and International Equity Fund use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements

(continued)

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward foreign currency contracts, options contracts, or swap contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:

	Total Fair Value at August 31, 2016	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Large Cap Equity Fund
Investments, at value
Common Stocks:
Consumer Discretionary	$201,664,102	$201,664,102	$—	$—
Consumer Staples	158,719,120	158,719,120	—	—
Energy	113,792,599	113,792,599	—	—
Financials	219,968,881	219,968,881	—	—
Health Care	254,649,525	254,649,525	—	—
Industrials	142,425,267	142,425,267	—	—
Information Technology	388,563,076	388,563,076	—	—
Materials	50,238,804	50,238,804	—	—
Telecommunication Services	35,089,881	35,089,881	—	—
Utilities	34,434,957	34,434,957	—	—
Closed End Mutual Fund Security:
Financials	65,802,109	65,802,109	—	—
Short-Term Investments:
Money Market Fund	17,790,848	17,790,848	—	—
Time Deposits	29,382,453	—	29,382,453	—

Total Investments, at value	$1,712,521,622	$1,683,139,169	$29,382,453	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2016	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Small-Mid Cap Equity Fund
Investments, at value
Common Stocks:
Consumer Discretionary	$65,366,809	$65,366,809	$—	$—
Consumer Staples	11,445,478	11,445,478	—	—
Energy	12,260,450	12,260,450	—	—
Financials	83,897,041	83,897,041	—	—
Health Care	63,713,066	63,713,066	—	—
Industrials	92,700,162	92,657,420	—	42,742
Information Technology	89,135,156	89,135,156	—	—
Materials	28,044,022	28,044,022	—	—
Telecommunication Services	2,924,914	2,924,914	—	—
Utilities	9,235,908	9,235,908	—	—
Preferred Stock:
Utilities	292,825	292,825	—	—
Right:
Energy	60	60	—	—
Short-Term Investments:
Money Market Fund	18,447,756	18,447,756	—	—
Time Deposits	11,770,868	—	11,770,868	—

Total Investments, at value	$489,234,515	$477,420,905	$11,770,868	$42,742

International Equity Fund
Investments, at value
Common Stocks:
France	$117,116,830	$—	$117,116,830	$—
Germany	99,340,441	—	99,340,441	—
Japan	178,793,299	—	178,793,299	—
Netherlands	61,974,622	570,810	61,403,812	—
Switzerland	118,837,611	—	118,837,611	—
United Kingdom	207,644,164	—	207,644,164	—
Other Countries*	304,795,481	46,360,482	258,434,999	—
Preferred Stocks:
Brazil	1,715,641	1,715,641	—	—
Germany	11,527,937	—	11,527,937	—
Short-Term Investments:
Money Market Fund	4,174,893	4,174,893	—	—
Time Deposits	18,133,542	—	18,133,542	—

Total Investments, at value	$1,124,054,461	$52,821,826	$1,071,232,635	$—

Emerging Markets Equity Fund
Investments, at value
Common Stocks:
Brazil	$31,871,649	$31,495,138	$—	$376,511
China	81,558,710	27,426,443	54,132,267	—
India	34,379,185	—	34,379,185	—
Russia	22,066,630	3,288,166	18,778,464	—
South Africa	29,494,329	—	29,494,329	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2016	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
South Korea	$46,241,488	$—	$46,241,488	$—
Taiwan	34,109,775	—	34,109,775	—
Other Countries*	124,670,039	39,117,349	85,552,690	—
Preferred Stocks:
Brazil	4,255,334	4,255,334	—	—
Chile	85,250	85,250	—	—
Colombia	1,782,877	1,782,877	—	—
Russia	180,366	—	180,366	—
South Korea	3,198,214	—	3,198,214	—
Rights:
Brazil	192	192	—	—
South Africa	131,765	131,765	—	—
South Korea	— **	—	—	—	**
Short-Term Investments:
Money Market Fund	3,683,541	3,683,541	—	—
Time Deposits	13,653,963	—	13,653,963	—

Total Investments, at value	$431,363,307	$111,266,055	$319,720,741	$376,511

Other Financial Instruments — Liabilities
Futures Contract	$(12,626)	$(12,626)	$—	$—

Total Other Financial Instruments — Liabilities	$(12,626)	$(12,626)	$—	$—

Core Fixed Income Fund
Investments, at value
Corporate Bonds & Notes	$199,335,433 **	$—	$199,335,433	$—	**
U.S. Government Agencies & Obligations	197,665,884	—	197,665,884	—
Mortgage-Backed Securities	177,394,664	—	177,394,664	—
Collateralized Mortgage Obligations	86,984,235	—	86,984,235	—
Sovereign Bonds	20,216,325	—	20,216,325	—
Asset-Backed Securities	16,405,603	—	16,405,603	—
Municipal Bonds	5,600,916	—	5,600,916	—
Senior Loans	1,247,263	—	1,247,263	—
Preferred Stock:
Financials	260,178	260,178	—	—
Purchased Options	45,672	45,672	—	—
Short-Term Investments:
Money Market Fund	20,555,472	20,555,472	—	—
Repurchase Agreement	8,500,000	—	8,500,000	—
Time Deposits	8,432,325	—	8,432,325	—
U.S. Government Obligations	36,875,986	—	36,875,986	—

Total Investments, at value	$779,519,956 **	$20,861,322	$758,658,634	$—	**

Other Financial Instruments — Assets
Futures Contracts	$99,621	$99,621	$—	$—
Forward Foreign Currency Contracts	199,247	—	199,247	—

Total Other Financial Instruments — Assets	$298,868	$99,621	$199,247	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(49,938)	$(49,938)	$—	$—
Forward Sale Commitments	(4,736,777)	—	(4,736,777)	—
Futures Contracts	(283,274)	(283,274)	—	—
Forward Foreign Currency Contracts	(228,474)	—	(228,474)	—
Centrally Cleared Interest Rate Swaps	(752,515)	—	(752,515)	—

Total Other Financial Instruments — Liabilities	$(6,050,978)	$(333,212)	$(5,717,766)	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2016		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
High Yield Fund
Investments, at value
Corporate Bonds & Notes	$310,260,247	**	$—	$310,048,589	$211,658	**
Senior Loans	1,646,634		—	1,646,634	—
Collateralized Mortgage Obligations	473,147		—	473,147	—
Preferred Stock:
Financials	1,003,049		1,003,049	—	—
Common Stocks:
Consumer Discretionary	90,174		—	—	90,174
Energy	850,336		419,191	305,638	125,507
Financials	—	**	—	—	—	**
Materials	—	**	—	—	—	**
Convertible Preferred Stock:
Energy	334,880		334,880	—	—
Short-Term Investments:
Money Market Fund	13,683,734		13,683,734	—	—
Time Deposits	5,940,555		—	5,940,555	—

Total Investments, at value	$334,282,756	**	$15,440,854	$318,414,563	$427,339	**

International Fixed Income Fund
Investments, at value
Sovereign Bonds:
Japan	$18,021,070		$—	$18,021,070	$—
United Kingdom	14,094,567		—	14,094,567	—
Other Countries*	47,072,788		—	47,072,788	—
Corporate Bonds & Notes:
Denmark	26,521,536		—	26,521,536	—
Other Countries*	33,995,854		—	33,995,854	—
Collateralized Mortgage Obligations	28,419,231		—	28,419,231	—
U.S. Government Obligations	14,390,097		—	14,390,097	—
Mortgage-Backed Securities:
FNMA	11,048,470		—	11,048,470	—
Other Securities***	2,902,112		—	2,902,112	—
Asset-Backed Securities	666,803		—	666,803	—
Purchased Options	223,129		864	222,265	—
Short-Term Investments:
Money Market Fund	557,865		557,865	—	—
Sovereign Bonds:
Japan	25,821,851		—	25,821,851	—
Other Countries*	537,211		—	537,211	—
Time Deposits	3,184,208		—	3,184,208	—
U.S. Government Agencies	399,861		—	399,861	—
U.S. Government Obligations	1,769,767		—	1,769,767	—

Total Investments, at value	$229,626,420		$558,729	$229,067,691	$—

Other Financial Instruments — Assets
Futures Contracts	$836,618		$836,618	$—	$—
Forward Foreign Currency Contracts	1,664,139		—	1,664,139	—
Centrally Cleared Interest Rate Swaps	826,056		—	826,056	—
OTC Volatility Swaps	35,214		—	35,214	—
OTC Credit Default Swaps	90,207		—	90,207	—
Centrally Cleared Credit Default Swaps	19,888		—	19,888	—
OTC Cross Currency Swaps	256,892		—	256,892	—

Total Other Financial Instruments — Assets	$3,729,014		$836,618	$2,892,396	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2016	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other Financial Instruments — Liabilities
Options Contracts Written	$(271,144)	$—	$(271,144)	$—
Reverse Repurchase Agreements	(16,608,550)	—	(16,608,550)	—
Forward Sale Commitments	(5,416,992)	—	(5,416,992)	—
Futures Contracts	(383,006)	(383,006)	—	—
Forward Foreign Currency Contracts	(2,839,967)	—	(2,839,967)	—
Centrally Cleared Interest Rate Swaps	(3,231,675)	—	(3,231,675)	—
OTC Volatility Swaps	(15,488)	—	(15,488)	—
OTC Credit Default Swaps	(108,405)	—	(108,405)	—
Centrally Cleared Credit Default Swaps	(75,218)	—	(75,218)	—
OTC Cross Currency Swaps	(1,419,282)	—	(1,419,282)	—

Total Other Financial Instruments — Liabilities	$(30,369,727)	$(383,006)	$(29,986,721)	$—

Municipal Bond Fund
Investments, at value
Municipal Bonds	$66,346,922	$—	$66,346,922	$—
Short-Term Investments:
Time Deposits	2,473,128	—	2,473,128	—

Total Investments, at value	$68,820,050	$—	$68,820,050	$—

Inflation-Linked Fixed Income Fund
Investments, at value
U.S. Government Obligations	$186,705,509	$—	$186,705,509	$—
Sovereign Bonds	13,834,681	—	13,834,681	—
Collateralized Mortgage Obligations	10,050,922	—	9,251,016	799,906
Corporate Bonds & Notes	6,043,989	—	6,043,989	—
Mortgage-Backed Securities	4,197,305	—	4,197,305	—
Purchased Options	252,681	36,712	215,969	—
Short-Term Investments:
Time Deposits	515,025	—	515,025	—
U.S. Government Agencies	399,848	—	399,848	—

Total Investments, at value	$221,999,960	$36,712	$221,163,342	$799,906

Other Financial Instruments — Assets
Futures Contracts	$42,794	$42,794	$—	$—
Forward Foreign Currency Contracts	132,066	—	132,066	—
OTC Inflation Rate Swaps	10,678	—	10,678	—
OTC Credit Default Swaps	6,300	—	6,300	—

Total Other Financial Instruments — Assets	$191,838	$42,794	$149,044	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(15,540)	$(5,500)	$(10,040)	$—
Reverse Repurchase Agreements	(57,641,125)	—	(57,641,125)	—
Futures Contracts	(56,654)	(56,654)	—	—
Forward Foreign Currency Contracts	(1,108,640)	—	(1,108,640)	—
Centrally Cleared Interest Rate Swaps	(762,014)	—	(762,014)	—
OTC Inflation Rate Swaps	(133,863)	—	(133,863)	—
Centrally Cleared Credit Default Swap	(2,630)	—	(2,630)	—

Total Other Financial Instruments — Liabilities	$(59,720,466)	$(62,154)	$(59,658,312)	$—

Ultra-Short Term Fixed Income Fund
Investments, at value
Corporate Bonds & Notes	$111,487,614	$—	$111,487,614	$—
Collateralized Mortgage Obligations	27,951,711	—	27,951,711	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2016	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
U.S. Government Obligation	$11,020,792	$—	$11,020,792	$—
Sovereign Bonds	8,774,205	—	8,774,205	—
Senior Loan	1,206,450	—	1,206,450	—
Certificate of Deposit	993,500	—	993,500	—
Asset-Backed Security	400,499	—	400,499	—
Short-Term Investments:
Commercial Paper	2,788,958	—	2,788,958	—
Repurchase Agreement	1,900,000	—	1,900,000	—
Time Deposits	581,606	—	581,606	—
U.S. Government Obligations	14,324,388	—	14,324,388	—

Total Investments, at value	$181,429,723	$—	$181,429,723	$—

Other Financial Instruments — Assets
Futures Contracts	$73,995	$73,995	$—	$—
Forward Foreign Currency Contracts	85,947	—	85,947	—

Total Other Financial Instruments — Assets	$159,942	$73,995	$85,947	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(142,814)	$(142,814)	$—	$—
Forward Foreign Currency Contracts	(48,646)	—	(48,646)	—

Total Other Financial Instruments — Liabilities	$(191,460)	$(142,814)	$(48,646)	$—

*	Other Countries represents Countries that are individually less than 5% of Net Assets.
**	Includes securities that are fair valued by the Board at $0.
***	Other Securities represents other categories that are individually less than 5% of Net Assets.

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

As of the year end August 31, 2016, there were no transfers from Level 1 to Level 3 and from Level 1 to Level 2. Core Fixed Income Fund had a transfer from Level 3 to Level 2 of $401,574 and High Yield Fund had transfer from Level 2 to Level 3 of $54,749.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year September 1, 2015, through August 31, 2016:

	Total	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes	Rights
Small-Mid Cap Equity Fund
Balance as of August 31, 2015	$—	$—	$—	$—	$—
Total realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	16,406	—	16,406	—	—
Purchases	26,336	—	26,336	—	—
(Sales)	—	—	—	—	—
Transfers In	—	—	—	—	—
Transfers Out	—	—	—	—	—

Balance as of August 31, 2016	$42,742	$—	$42,742	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2016	$16,406	$—	$16,406	$—	$—

Emerging Markets Equity Fund
Balance as of August 31, 2015	$—	$—	$—	$—	$—
Total realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(23,437)	—	(23,437)	—	—

Notes to Financial Statements

(continued)

	Total		Collateralized Mortgage Obligations	Common Stocks		Corporate Bonds & Notes		Rights
Purchases	$399,948	*	$—	$399,948		$—		$—	*
(Sales)	—		—	—		—		—
Transfers In	—		—	—		—		—
Transfers Out	—		—	—		—		—

Balance as of August 31, 2016	$376,511	*	$—	$376,511		$—		$—	*

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2016	$(23,437)		$—	$(23,437)		$—		$—

Core Fixed Income Fund
Balance as of August 31, 2015	$398,508	*	$398,508	$—		$—	*	$—
Total realized gain (loss)	—		—	—		—		—
Change in unrealized appreciation (depreciation)	3,066		3,066	—		—		—
Purchases	—		—	—		—		—
(Sales)	—		—	—		—		—
Transfers In	—		—	—		—		—
Transfers Out	(401,574)		(401,574)	—		—		—

Balance as of August 31, 2016	$—	*	$—	$—		$—	*	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2016	$—		$—	$—		$—		$—

High Yield Fund
Balance as of August 31, 2015	$385,004	*	$—	$254,136	*	$130,868	*	$—
Total realized gain (loss)	15,197		—	17,926		(2,729)		—
Accrued discounts (premiums)	3,805		—	—		3,805		—
Change in unrealized appreciation (depreciation)	89,456		—	85,140		4,316		—
Purchases	20,677		—	—		20,677		—
(Sales)	(141,549)		—	(141,521)		(28)		—
Transfers In	54,749		—	—		54,749		—
Transfers Out	—		—	—		—		—

Balance as of August 31, 2016	$427,339	*	$—	$215,681	*	$211,658	*	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2016	$74,051		$—	$77,745		$(3,694)		$—

Inflation-Linked Fixed Income Fund
Balance as of March 8, 2016**	$—		$—	$—		$—		$—
Total realized gain (loss)	—		—	—		—		—
Change in unrealized appreciation (depreciation)	(94)		(94)	—		—		—
Purchases	800,000		800,000	—		—		—
(Sales)	—		—	—		—		—
Transfers In	—		—	—		—		—
Transfers Out	—		—	—		—		—

Balance as of August 31, 2016	$799,906		$799,906	$—		$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2016	$(94)		$(94)	$—		$—		$—

*	Includes securities that are fair valued at $0.
**	Inception date.

Notes to Financial Statements

(continued)

(b) Accounting for Derivative Instruments. Derivative instruments require enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at year end for each Fund are disclosed in the Fund’s Schedule of Investments.

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. Following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments and are reported on the Statements of Assets and Liabilities. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Notes to Financial Statements

(continued)

(iv) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(v) Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and Changes in Net Assets. Details of purchased swaptions contracts held at year/period end are included on the Fund’s Schedule of Investments under the caption “Purchased Options”.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vi) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Notes to Financial Statements

(continued)

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Such amounts are reported on the Statements of Assets and Liabilities as deposits with counterparties.

(vii) Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(viii) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

(ix) Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on swap contracts for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

(x) Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a

Notes to Financial Statements

(continued)

later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

(xi) Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

(xii) Inflation Rate Swap Contracts. The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Inflation rate swap contracts are subject to movements in interest rates.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at August 31, 2016:

International Equity Fund

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on forward foreign currency contracts	$—	$ (634)	$—	$—	$ (634)

	$—	$ (634)	$—	$—	$ (634)

Notes to Financial Statements

(continued)

Emerging Markets Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$12,626	$12,626

	$—	$—	$—	$12,626	$12,626

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$ —	$—	$—	$(5,343)	$(5,343)
Net realized gain (loss) on forward foreign currency contracts	—	101,939	—	—	101,939

	$ —	$101,939	$—	$(5,343)	$96,596

Core Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$45,672	$—	$—	$—	$45,672
Unrealized appreciation on open futures contracts (b)	79,296	20,325	—	—	99,621
Unrealized appreciation on forward foreign currency contracts (c)	—	199,247	—	—	199,247

	$124,968	$219,572	$—	$—	$344,540

Liability derivatives
Options contracts written outstanding (a)	$49,938	$—	$—	$—	$49,938
Unrealized depreciation on open futures contracts (b)	283,274	—	—	—	283,274
Unrealized depreciation on forward foreign currency contracts (a)	—	228,474	—	—	228,474
Unrealized depreciation on centrally cleared swaps (f)	752,515	—	—	—	752,515

	$1,085,727	$228,474	$—	$—	$1,314,201

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(1,150,577)	$—	$—	$—	$(1,150,577)
Net realized gain (loss) on futures contracts	(967,289)	(14,438)	—	—	(981,727)
Net realized gain (loss) on options written	787,451	—	—	—	787,451
Net realized gain (loss) on swaps contracts	(160,736)	—	—	—	(160,736)
Net realized gain (loss) on forward foreign currency contracts	—	(795,259)	—	—	(795,259)

	$(1,491,151)	$(809,697)	$—	$—	$(2,300,848)

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$86,916	$—	$—	$—	$86,916

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Net change in unrealized appreciation (depreciation) on futures contracts	$193,612	$28,275	$—	$—	$221,887
Net change in unrealized appreciation (depreciation) on options contracts written	(226,170)	—	—	—	(226,170)
Net change in unrealized appreciation (depreciation) on swaps contracts	(517,410)	—	—	—	(517,410)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	335,343	—	—	335,343

	$(463,052)	$363,618	$—	$—	$(99,434)

International Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$66,317	$156,812	$—	$—	$223,129
Unrealized appreciation on open futures contracts (b)	836,618	—	—	—	836,618
Unrealized appreciation on forward foreign currency contracts (c)	—	1,664,139	—	—	1,664,139
Unrealized appreciation on centrally cleared swaps (f)	826,056	—	19,888	—	845,944
Unrealized appreciation on open swaps (c)	—	292,106	90,207	—	382,313

	$1,728,991	$2,113,057	$110,095	$—	$3,952,143

Liability derivatives
Options contracts written outstanding (a)	$1,970	$267,949	$1,225	$—	$271,144
Unrealized depreciation on open futures contracts (b)	383,006	—	—	—	383,006
Unrealized depreciation on forward foreign currency contracts (a)	—	2,839,967	—	—	2,839,967
Unrealized depreciation on centrally cleared swaps (f)	3,231,675	—	75,218	—	3,306,893
Unrealized depreciation on open swaps (a)	—	1,434,770	108,405	—	1,543,175

	$3,616,651	$4,542,686	$184,848	$—	$8,344,185

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(59,712)	$(344,356)	$—	$—	$(404,068)
Net realized gain (loss) on futures contracts	3,231,862	—	—	—	3,231,862
Net realized gain (loss) on options written	212,589	423,798	123,649	—	760,036
Net realized gain (loss) on swaps contracts	(2,228,721)	310,045	77,007	—	(1,841,669)
Net realized gain (loss) on forward foreign currency contracts	—	1,983,533	—	—	1,983,533

	$1,156,018	$2,373,020	$200,656	$—	$3,729,694

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$17,597	$(44,615)	$—	$—	$(27,018)
Net change in unrealized appreciation (depreciation) on futures contracts	495,035	—	—	—	495,035
Net change in unrealized appreciation (depreciation) on options contracts written	62,353	101,669	(12,427)	—	151,595

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Net change in unrealized appreciation (depreciation) on swaps contracts	$(1,332,359)	$(1,747,517)	$(176,711)	$—	$(3,256,587)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(410,015)	—	—	(410,015)

	$(757,374)	$(2,100,478)	$(189,138)	$—	$(3,046,990)

Inflation-Linked Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$252,681	$—	$—	$—	$252,681
Unrealized appreciation on open futures contracts (b)	42,794	—	—	—	42,794
Unrealized appreciation on forward foreign currency contracts (c)	—	132,066	—	—	132,066
Unrealized appreciation on open swaps (c)	10,678	—	6,300	—	16,978

	$306,153	$132,066	$6,300	$—	$444,519

Liability derivatives
Options contracts written outstanding (a)	$5,500	$9,881	$159	$—	$15,540
Unrealized depreciation on open futures contracts (b)	56,654	—	—	—	56,654
Unrealized depreciation on forward foreign currency contracts (a)	—	1,108,640	—	—	1,108,640
Unrealized depreciation on centrally cleared swaps (f)	762,014	—	2,630	—	764,644
Unrealized depreciation on open swaps (a)	133,863	—	—	—	133,863

	$958,031	$1,118,521	$2,789	$—	$2,079,341

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(6,897)	$(1,778)	$—	$—	$(8,675)
Net realized gain (loss) on futures contracts	(147,870)	—	—	—	(147,870)
Net realized gain (loss) on options written	20,145	16,263	12,181	—	48,589
Net realized gain (loss) on swaps contracts	(23,529)	—	(2,712)	—	(26,241)
Net realized gain (loss) on forward foreign currency contracts	—	93,909	—	—	93,909

	$(158,151)	$108,394	$9,469	$—	$(40,288)

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$(8,428)	$—	$—	$—	$(8,428)
Net change in unrealized appreciation (depreciation) on futures contracts	(13,860)	—	—	—	(13,860)
Net change in unrealized appreciation (depreciation) on options contracts written	787	17,280	58	—	18,125
Net change in unrealized appreciation (depreciation) on swaps contracts	(885,199)	—	3,670	—	(881,529)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(976,574)	—	—	(976,574)

	$(906,700)	$(959,294)	$3,728	$—	$(1,862,266)

Notes to Financial Statements

(continued)

Ultra-Short Term Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$73,995	$—	$—	$—	$73,995
Unrealized appreciation on forward foreign currency contracts (c)	—	85,947	—	—	85,947

	$73,995	$85,947	$—	$—	$159,942

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$142,814	$—	$—	$—	$142,814
Unrealized depreciation on forward foreign currency contracts (a)	—	48,646	—	—	48,646

	$142,814	$48,646	$—	$—	$191,460

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2016

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$(180,731)	$—	$—	$—	$(180,731)
Net realized gain (loss) on swaps contracts	16,072	—	—	—	16,072
Net realized gain (loss) on forward foreign currency contracts	—	64,087	—	—	64,087

	$(164,659)	$64,087	$—	$—	$(100,572)

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$(68,819)	$—	$—	$—	$(68,819)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	37,301	—	—	37,301

	$(68,819)	$37,301	$—	$—	$(31,518)

(a)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, unrealized depreciation on open swap contracts or options contracts written, at value.
(b)	Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the “Open Futures Contracts” table in the Fund’s Schedule of Investments.
(c)	Statements of Assets and Liabilities location: Investments, at value or unrealized appreciation on open forward foreign currency contracts or unrealized appreciation on open swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.
(e)	Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.
(f)	Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in the “Open Swap Contracts” table in the Fund’s Schedule of Investments.

Notes to Financial Statements

(continued)

The average notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the average market value of options contracts written and purchased options outstanding during the year/period ended August 31, 2016 were as follows:

International Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Forward foreign currency contracts	$—	$2,627	$—	$—	$2,627

Emerging Markets Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$—	$—	$—	$69,271	$69,271
Forward foreign currency contracts	—	55,299	—	—	55,299

Core Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$85,568	$—	$—	$—	$85,568
Futures contracts	285,062,994	835,995	—	—	285,898,989
Option contracts written	75,298	—	—	—	75,298
Swap contracts	2,729,615	—	—	—	2,729,615
Forward foreign currency contracts	—	33,376,289	—	—	33,376,289

International Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$10,744	$111,454	$—	$—	$122,198
Futures contracts	155,965,799	—	—	—	155,965,799
Option contracts written	68,195	159,406	15,490	—	243,091
Swap contracts	249,754,513	60,003,957	42,674,254	—	352,432,724
Forward foreign currency contracts	—	444,532,008	—	—	444,532,008

Inflation-Linked Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$109,513	$526	$—	$—	$110,039
Futures contracts	16,849,206	—	—	—	16,849,206
Option contracts written	2,933	12,357	971	—	16,261
Swap contracts	33,291,460	—	600,000	—	33,891,460
Forward foreign currency contracts	—	19,649,345	—	—	19,649,345

Ultra-Short Term Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$95,922,222	$—	$—	$—	$95,922,222
Swap contracts	10,641,840	—	—	—	10,641,840
Forward foreign currency contracts	—	24,385,027	—	—	24,385,027

Notes to Financial Statements

(continued)

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. All non-cash collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances. See Note 1 (u).

The following table presents securities on loan that are subject to enforceable netting arrangements as of August 31, 2016.

Gross Amounts Not Offset in the Statements of Assets and Liabilities

	Gross Asset Amount Presented in Statements of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)(c)	Net Amount (Not Less than $0)
Large Cap Equity Fund	$17,248,178	$—	$(17,248,178)	$—
Small-Mid Cap Equity Fund	17,872,527	—	(17,872,527)	—
International Equity Fund	3,917,121	—	(3,917,121)	—
Emerging Markets Equity Fund	3,491,623	—	(3,491,623)	—
Core Fixed Income Fund	20,108,393	—	(20,108,393)	—
High Yield Fund	13,202,348	—	(13,202,348)	—
International Fixed Income Fund	529,502	—	(529,502)	—

(a)	Represents market value of securities on loan at period end.
(b)	The Funds received cash collateral of $17,790,848, $18,447,756, $4,174,893, $3,683,541, $20,555,472, $13,683,734 and $557,865, respectively, which was subsequently invested in Invesco STIT — Government & Agency Portfolio as reported in the Schedules of Investments.
(c)	The actual collateral received could be greater than the amount shown here due to overcollateralization.

Notes to Financial Statements

(continued)

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2016.

	Remaining Contractual Maturity of the Agreements As of August 31, 2016
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$17,790,848	$—	$—	$—	$17,790,848

Total Borrowings	$17,790,848	$—	$—	$—	$17,790,848

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$17,790,848

Small-Mid Cap Equity Fund
Securities Lending Transactions
Common Stocks	$18,447,756	$—	$—	$—	$18,447,756

Total Borrowings	$18,447,756	$—	$—	$—	$18,447,756

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$18,447,756

International Equity Fund
Securities Lending Transactions
Common Stocks	$4,174,893	$—	$—	$—	$4,174,893

Total Borrowings	$4,174,893	$—	$—	$—	$4,174,893

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$4,174,893

Emerging Markets Equity Fund
Securities Lending Transactions
Common Stocks	$3,683,541	$—	$—	$—	$3,683,541

Total Borrowings	$3,683,541	$—	$—	$—	$3,683,541

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$3,683,541

Core Fixed Income Fund
Securities Lending Transactions
Corporate Securities	$180,472	$—	$—	$—	$180,472
Government Securities	20,375,000	—	—	—	20,375,000

Total Borrowings	$20,555,472	$—	$—	$—	$20,555,472

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$20,555,472

High Yield Fund
Securities Lending Transactions
Corporate Securities	$13,683,734	$—	$—	$—	$13,683,734

Total Borrowings	$13,683,734	$—	$—	$—	$13,683,734

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$13,683,734

International Fixed Income Fund
Securities Lending Transactions
Corporate Securities	$557,865	$—	$—	$—	$557,865

Notes to Financial Statements

(continued)

	Remaining Contractual Maturity of the Agreements As of August 31, 2016
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
International Fixed Income Fund
Reverse Repurchase Agreements Transactions
Sovereign Bonds	$—	$1,552,240	$3,893,708	$—	$5,445,948
U.S. Government Obligations	—	1,415,750	9,746,852	—	11,162,602

Total Borrowings	$557,865	$2,967,990	$13,640,560	$—	$17,166,415

Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements transactions			$—	$—	$17,166,415

Inflation-Linked Fixed Income Fund
Reverse Repurchase Agreements Transactions
U.S. Government Obligations	$—	$57,641,125	$—	$—	$57,641,125

Total Borrowings	$—	$57,641,125	$—	$—	$57,641,125

Gross amount of recognized liabilities for reverse repurchase agreements transactions			$—	$—	$57,641,125

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in Net realized gain (loss) on investments on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future

Notes to Financial Statements

(continued)

date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(m) Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

(n) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(o) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Financial Statements

(continued)

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Distributions to Shareholders. Distributions from net investment income for Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund and International Fixed Income Fund, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Fund, High Yield Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, if any, are declared and paid on a monthly basis.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2016 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Fund		Undistributed (Dividend in excess of) Net Investment Income	Undistributed Realized Gains/ (Accumulated Net Realized Losses)	Paid-in Capital
Large Cap Equity Fund	(a),(h)	$(1,209,745)	$(183,440,513)	$184,650,258
Small-Mid Cap Equity Fund	(a),(b),(c),(h)	(198,433)	(2,808,385)	3,006,818
International Equity Fund	(c),(g)	554,740	(554,740)	—
Emerging Markets Equity Fund	(c),(g)	457,020	(452,159)	(4,861)
Core Fixed Income Fund	(d),(e),(g),(h)	612,733	(2,358,593)	1,745,860
High Yield Fund	(d),(f)	1,088,969	(1,088,969)	—
Municipal Bond Fund	(h)	—	(17,904)	17,904
International Fixed Income Fund	(c),(d),(g)	(1,610,724)	1,610,724	—
Inflation-Linked Fixed Income Fund	(d),(e),(g)	2,270,625	(2,235,355)	(35,270)
Ultra-Short Term Fixed Income Fund	(d),(g)	567,500	(567,500)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.

Notes to Financial Statements

(continued)

(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of passive foreign investment companies.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to distribution reclass.
(f)	Reclassifications are primarily due to defaulted bond interest reclass.
(g)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.
(h)	Reclassifications are primarily due to use of tax equalization

(s) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

(t) Reverse Repurchase Agreements. Certain Funds may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

(u) Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(v) Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

(w) Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty

Notes to Financial Statements

(continued)

that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by counterparty for the benefit of the Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at August 31, 2016 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 1(a)).

Repurchase agreements and reverse repurchase agreements may be entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. The Fund’s repurchase agreements as of August 31, 2016 are shown on a gross basis and the required offsetting disclosures are shown in the Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements as of August 31, 2016.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of August 31, 2016.

	Assets	Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Core Fixed Income Fund:
Forward foreign currency contracts	$199,247	$228,474

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$199,247	$228,474

International Fixed Income Fund:
Forward foreign currency contracts	$1,664,139	$2,839,967
Options contract	222,265	271,144
Swap contracts (b)	382,313	1,543,175

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$2,268,717	$4,654,286

Notes to Financial Statements

(continued)

	Assets	Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Inflation-Linked Fixed Income Fund:
Forward foreign currency contracts	$132,066	$1,108,640
Options contracts	215,969	10,040
Swap contracts (b)	16,978	133,863

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$365,013	$1,252,543

Ultra-Short Term Fixed Income Fund:
Forward foreign currency contracts	$85,947	$48,646

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$85,947	$48,646

(a)	Excludes exchange-traded derivatives.
(b)	The total value of the net amounts of assets and liabilities is comprised of Swap contracts, at value on the Statements of Assets and Liabilities less the net value of the Upfront premiums paid (received) disclosed in the Fund’s Schedules of Investments.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of August 31, 2016.

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Core Fixed Income Fund
Over-the-counter
Bank of America	$48,359	$(18,972)	$—	$29,387
Barclays Bank PLC	53,966	(34,561)	—	19,405
Citigroup Global Markets Inc.	96,922	(96,922)	—	—

Total Over-the-counter derivative instruments	$199,247	$(150,455)	$—	$48,792

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Core Fixed Income Fund
Over-the-counter
Bank of America	$18,972	$(18,972)	$—	$—
Barclays Bank PLC	34,561	(34,561)	—	—
Citigroup Global Markets Inc.	174,941	(96,922)	—	78,019

Total Over-the-counter derivative instruments	$228,474	$(150,455)	$—	$78,019

Notes to Financial Statements

(continued)

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
International Fixed Income Fund
Over-the-counter
Bank of America	$537,274	$(537,274)	$—	$—
Barclays Bank PLC	12,587	(12,587)	—	—
BNP Paribas SA	189,613	(69,718)	(119,895)	—
Citigroup Global Markets Inc.	81,198	(81,198)	—	—
Deutsche Bank AG	267,755	(267,755)	—	—
Goldman Sachs & Co.	345,592	(345,592)	—	—
HSBC Bank USA	197,620	(122,896)	—	74,724
JPMorgan Chase & Co.	224,602	(224,602)	—	—
Royal Bank of Scotland PLC	—	—	—	—
Societe Generale SA	53,039	(29,085)	—	23,954
Standard Chartered Bank	117,595	(58,449)	—	59,146
UBS Securities LLC	240,264	(240,264)	—	—
Westpac Banking Corp	1,578	—	—	1,578

Total Over-the-counter derivative instruments	$2,268,717	$(1,989,420)	$(119,895)	$159,402

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
International Fixed Income Fund
Over-the-counter
Bank of America	$1,410,181	$(537,274)	$—	$872,907
Barclays Bank PLC	607,155	(12,587)	—	594,568
BNP Paribas SA	69,718	(69,718)	—	—
Citigroup Global Markets Inc.	267,592	(81,198)	—	186,394
Deutsche Bank AG	286,706	(267,755)	—	18,951
Goldman Sachs & Co.	801,528	(345,592)	—	455,936
HSBC Bank USA	122,896	(122,896)	—	—
JPMorgan Chase & Co.	669,417	(224,602)	—	444,815
Royal Bank of Scotland PLC	8,192	—	—	8,192
Societe Generale SA	29,085	(29,085)	—	—
Standard Chartered Bank	58,449	(58,449)	—	—
UBS Securities LLC	323,367	(240,264)	—	83,103
Westpac Banking Corp	—	—	—	—

Total Over-the-counter derivative instruments	$4,654,286	$(1,989,420)	$—	$2,664,866

Notes to Financial Statements

(continued)

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$—	$—	$—	$—
BNP Paribas SA	34,251	(34,251)	—	—
Deutsche Bank AG	164,509	(132,234)	(32,275)	—
HSBC Bank USA	1,486	(1,486)	—	—
JPMorgan Chase & Co.	164,767	(109,255)	(30,000)	25,512
Standard Chartered Bank	—	—	—	—

Total Over-the-counter derivative instruments	$365,013	$(277,226)	$(62,275)	$25,512

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$522	$—	$—	$522
BNP Paribas SA	993,685	(34,251)	—	959,434
Deutsche Bank AG	132,234	(132,234)	—	—
HSBC Bank USA	3,547	(1,486)	—	2,061
JPMorgan Chase & Co.	109,255	(109,255)	—	—
Standard Chartered Bank	13,300	—	—	13,300

Total Over-the-counter derivative instruments	$1,252,543	$(277,226)	$—	$975,317

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Ultra-Short Term Fixed Income Fund
Over-the-counter
BNP Paribas SA	$3,371	$(3,371)	$—	$—
HSBC Bank USA	1,106	(1,106)	—	—
JPMorgan Chase & Co.	79,764	(13,932)	—	65,832
Standard Chartered Bank	1,706	(1,706)	—	—

Total Over-the-counter derivative instruments	$85,947	$(20,115)	$—	$65,832

Notes to Financial Statements

(continued)

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Ultra-Short Term Fixed Income Fund
Over-the-counter
BNP Paribas SA	$22,141	$(3,371)	$—	$18,770
HSBC Bank USA	7,983	(1,106)	—	6,877
JPMorgan Chase & Co.	13,932	(13,932)	—	—
Standard Chartered Bank	4,590	(1,706)	—	2,884

Total Over-the-counter derivative instruments	$48,646	$(20,115)	$—	$28,531

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.
(b)	Net amount represents the new amount receivable from the counterparty in the event of default.
(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.
(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2. Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment manager to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a sub-advisory fee from its investment management fees.

Effective January 1, 2016, CGAS has contractually agreed to waive fees and reimburse expenses for a period of one year in order to keep the Fund’s management fee from exceeding 0.20% more than the total amount of sub-advisory fees paid by CGAS. This contractual waiver and reimbursement will only apply if the Fund’s total operating costs exceed the total amount of sub-advisory fees paid by CGAS plus 0.20%, and will not affect the Fund’s total operating costs if they are less than such amount. This fee waiver and reimbursement agreement shall remain in effect until January 1, 2017. The agreement may be amended or terminated only with the consent of the Board.

The maximum allowable investment management fee represents the total amount that could be charged to each Fund. The aggregate fees paid by the Manager to each Fund’s Sub-advisers and the fees retained by the Manager for the year/period ended August 31, 2016 are indicated below:

Fund	Subadvisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Large Cap Equity Fund	0.28%	0.19%	0.60%
Small-Mid Cap Equity Fund	0.38%	0.23%	0.80%
International Equity Fund	0.40%	0.23%	0.70%
Emerging Markets Equity Fund	0.49%	0.24%	0.90%
Core Fixed Income Fund	0.19%	0.19%	0.40%
High Yield Fund	0.30%	0.22%	0.70%
International Fixed Income Fund	0.25%	0.22%	0.50%
Municipal Bond Fund	0.20%	0.20%	0.40%
Inflation-Linked Fixed Income Fund	0.12%	0.10%	0.50%
Ultra-Short Term Fixed Income Fund	0.12%	0.10%	0.50%

Notes to Financial Statements

(continued)

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year/period ended August 31, 2016, the amounts waived and/or reimbursed by the Manager were as follows:

Fund	Amounts waived and/or reimbursed
Large Cap Equity Fund	$2,119,869
Small-Mid Cap Equity Fund	662,103
International Equity Fund	831,707
Emerging Markets Fund	687,223
Core Fixed Income Fund	131,067
High Yield Fund	476,000
International Fixed Income Fund	68,390
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	27,508
Ultra-Short Term Fixed Income Fund	30,315

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

For the year/period ended August 31, 2016, Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including MSSBH, Morgan Stanley Smith Barney LLC, the Trust’s distributor, received brokerage commissions of:

Fund	Commision Dollars to MS&Co.
Large Cap Equity Fund	$20,770
Small-Mid Cap Equity Fund	388
International Equity Fund	3,967
Emerging Markets Equity Fund	8,675
Core Fixed Income Fund	—
High Yield Fund	—
International Fixed Income Fund	—
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	—
Ultra-Short Term Fixed Income Fund	—

Officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the annual compensation of the Fund’s Chief Compliance Officer.

For the year/period ended August 31, 2016, the Funds assumes the following to be affiliated issuers:

Large Cap Equity Fund

Underlying Security	Number of Shares held at August 31, 2015	Shares purchased	Shares sold	Number of Shares held at August 31, 2016
Morgan Stanley	—	81,022	(23,527)	57,495

Underlying Security	Net Realized Gain/(Loss) on Sales of Affiliated Investment	Capital Gain Distribution from Affiliated Investments	Dividend/Interest Income from Affiliated Investments	Ending Value at August 31, 2016
Morgan Stanley	$49,946	$—	$21,818	$1,843,290

Notes to Financial Statements

(continued)

Core Fixed Income Fund

Underlying Security	Face Amount held at August 31, 2015	Face Amount purchased	Face Amount sold*	Face Amount held at August 31, 2016
Morgan Stanley ABS Capital I Inc. Trust, Series 2004-SD3, Class A, 0.984% due 6/25/34	$82,241	$—	$(65,173)	$17,068
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C10, Class A4, 4.219% due 7/15/46	30,000	—	—	30,000
Series 2013-C13, Class A4, 4.039% due 11/15/46	500,000	—	—	500,000
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class A4FL, 0.653% due 2/12/44	880,000	—	(156,874)	723,126
Series 2007-HQ12, Class A5, 5.861% due 4/12/49	73,572	—	(73,572)	—
Series 2007-HQ13, Class A3, 5.569% due 12/15/44	650,000	—	(650,000)	—
Series 2007-IQ13, Class A1A, 5.312% due 3/15/44	379,657	—	(379,657)	—
Series 2007-IQ14, Class A1A, 5.665% due 4/15/49	304,479	—	(304,479)	—
Series 2007-IQ14, Class A4, 5.692% due 4/15/49	200,000	—	—	200,000
Series 2007-T25, Class A3, 5.514% due 11/12/49	516,359	—	(516,359)	—

Underlying Security	Net Realized Gain/(Loss) on Sales of Affiliated Investment	Capital Gain Distribution from Affiliated Investments	Dividend/Interest Income from Affiliated Investments	Ending Value at August 31, 2016
Morgan Stanley ABS Capital I Inc. Trust, Series 2004-SD3, Class A, 0.984% due 6/25/34	$—	$—	$3,910	$17,120
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C10, Class A4, 4.219% due 7/15/46	—	—	1,248	33,790
Series 2013-C13, Class A4, 4.039% due 11/15/46	—	—	20,195	562,320
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class A4FL, 0.653% due 2/12/44	—	—	5,998	719,858
Series 2007-HQ12, Class A5, 5.861% due 4/12/49	—	—	—	—
Series 2007-HQ13, Class A3, 5.569% due 12/15/44	(20,709)	—	14,092	—
Series 2007-IQ13, Class A1A, 5.312% due 3/15/44	(31,146)	—	8,712	—
Series 2007-IQ14, Class A1A, 5.665% due 4/15/49	(16,477)	—	10,258	—
Series 2007-IQ14, Class A4, 5.692% due 4/15/49	—	—	11,483	202,432
Series 2007-T25, Class A3, 5.514% due 11/12/49	(39,281)	—	5,673	—

	$(107,613)	$—	$81,569	$1,535,520

Notes to Financial Statements

(continued)

Ultra-Short Term Fixed Income Fund

Underlying Security	Face Amount held at August 31, 2015	Face Amount purchased	Face Amount sold*	Face Amount held at August 31, 2016
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A1A, 5.665% due 4/15/49	$—	$1,121,831	$(3,712)	$1,118,119

Underlying Security	Net Realized Gain/(Loss) on Sales of Affiliated Investment	Capital Gain Distribution from Affiliated Investments	Dividend/Interest Income from Affiliated Investments	Ending Value at August 31, 2016
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A1A, 5.665% due 4/15/49	$—	$—	$16,808	$1,138,622

*	Includes Paydown transactions which are not recognized as a true sales.

3. Investments

During the year/period ended August 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

Fund	Investments		U.S. Government Agencies & Obligations
	Purchases	Sales	Purchases	Sales
Large Cap Equity Fund	$1,581,002,498	$2,342,558,575	$—	$—
Small-Mid Cap Equity Fund	514,382,841	470,007,070	—	—
International Equity Fund	762,809,642	829,872,801	—	—
Emerging Markets Fund	379,153,554	444,279,398	—	—
Core Fixed Income Fund	110,594,970	198,463,985	1,750,204,020	1,797,354,552
High Yield Fund	242,921,727	155,914,330	—	—
International Fixed Income Fund	135,406,754	172,208,603	257,967,003	255,561,469
Municipal Bond Fund	11,873,746	28,513,938	—	—
Inflation-Linked Fixed Income Fund	24,954,566	3,796,093	237,784,933	53,165,956
Ultra-Short Term Fixed Income Fund	170,428,916	52,194,673	74,377,563	56,173,769

At August 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$382,340,937	$(37,019,165)	$345,321,772
Small-Mid Cap Equity Fund	69,665,736	(18,079,581)	51,586,155
International Equity Fund	136,115,720	(106,956,025)	29,159,695
Emerging Markets Equity Fund	54,465,178	(34,735,339)	19,729,839
Core Fixed Income Fund	28,986,982	(14,447,445)	14,539,537
High Yield Fund	12,262,292	(10,375,548)	1,886,744
Municipal Bond Fund	5,971,478	—	5,971,478
International Fixed Income Fund	14,603,545	(13,379,247)	1,224,298
Inflation-Linked Fixed Income Fund	5,444,658	(1,851,384)	3,593,274
Ultra-Short Term Fixed Income Fund	1,027,388	(844,360)	183,028

4. Shares of Beneficial Interest

At August 31, 2016, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2016, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Notes to Financial Statements

(continued)

Transactions in shares of each Fund were as follows:

	Year ended August 31, 2016	Year ended August 31, 2015
Large Cap Equity Fund
Shares sold	4,877,921	2,671,031
Shares issued on reinvestment	18,527,397	9,623,720
Shares repurchased	(56,108,836)	(26,936,640)
Shares issued from reorganization	67,349,198	—

Net Increase (Decrease)	34,645,680	(14,641,889)

Small-Mid Cap Equity Fund
Shares sold	9,809,644	470,258
Shares issued on reinvestment	2,932,844	2,605,182
Shares repurchased	(7,747,278)	(4,089,603)
Shares issued from reorganization	12,937,939	—

Net Increase (Decrease)	17,933,149	(1,014,163)

International Equity Fund
Shares sold	39,982,337	26,104,331
Shares issued on reinvestment	1,835,484	1,708,106
Shares repurchased	(48,415,840)	(13,141,629)

Net Increase (Decrease)	(6,598,019)	14,670,808

Emerging Markets Equity Fund
Shares sold	10,381,452	20,448,565
Shares issued on reinvestment	578,111	404,405
Shares repurchased	(19,017,755)	(4,665,904)

Net Increase (Decrease)	(8,058,192)	16,187,066

Core Fixed Income Fund
Shares sold	24,744,796	20,409,102
Shares issued on reinvestment	3,338,003	3,721,496
Shares repurchased	(46,711,235)	(14,329,013)

Net Increase (Decrease)	(18,628,436)	9,801,585

High Yield Fund
Shares sold	38,015,916	12,354,121
Shares issued on reinvestment	4,650,646	3,939,050
Shares repurchased	(22,192,736)	(9,157,485)

Net Increase	20,473,826	7,135,686

International Fixed Income Fund
Shares sold	6,460,124	2,234,773
Shares issued on reinvestment	1,970,249	1,997,895
Shares repurchased	(13,124,472)	(8,199,895)

Net Decrease	(4,694,099)	(3,967,227)

Municipal Bond Fund
Shares sold	1,858,467	1,931,227
Shares issued on reinvestment	242,808	285,810
Shares repurchased	(3,943,837)	(1,345,964)

Net Increase (Decrease)	(1,842,562)	871,073

Notes to Financial Statements

(continued)

Period ended August 31, 2016*
Inflation-Linked Fixed Income Fund
Shares sold	16,725,951
Shares issued on reinvestment	309,874
Shares repurchased	(1,475,479)

Net Increase	15,560,346

Ultra-Short Term Fixed Income Fund
Shares sold	17,727,847
Shares issued on reinvestment	141,795
Shares repurchased	(1,626,008)

Net Increase	16,243,634

*	The values shown represent the period from Fund’s inception (March 8, 2016) through the period end August 31, 2016.

5. Dividend and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended August 31, 2016, were as follows:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	7,025,138	6,608,449	19,988,419	6,232,037
Net Long-term Capital Gains	301,650,427	46,009,154	—	—

Total Distributions Paid	$308,675,565	$52,617,603	$19,988,419	$6,232,037

	Core Fixed Income Fund	High Yield Fund	Municipal Bond Fund	International Fixed Income Fund
Distributions paid from:
Tax Exempt	$—	$—	$2,173,031	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	23,117,412	16,980,249	20,206	14,225,200
Net Long-term Capital Gains	4,307,436	—	180,832	—

Total Distributions Paid	$27,424,848	$16,980,249	$2,374,069	$14,225,200

	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Distributions paid from:
Tax Exempt	$—	$—
Tax Return of Capital	—	—
Ordinary Income	3,176,335	1,418,793
Net Long-term Capital Gains	—	—

Total Distributions Paid	$3,176,335	$1,418,793

Notes to Financial Statements

(continued)

As of August 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Large Cap Equity Fund		Small-Mid Cap Equity Fund		International Equity Fund		Emerging Markets Equity Fund
Undistributed ordinary income - net	$14,824,964		$548,137		$25,314,262		$3,786,330
Undistributed long-term capital gains - net	31,555,069		7,694,191		—		—

Total Undistributed earnings	46,380,033		8,242,328		25,314,262		3,786,330
Capital Loss Carryforward	(24,317,714)		—		(307,063,817)		(56,296,803)
Current Year Late Year Loss Deferral	—		—		—		—
Other book/tax temporary differences	(19,530,512)		(9,244,314	)(e)	(22,872,769	)(b)	(12,173,115	)(b)
Unrealized appreciation (depreciation)	364,852,284		60,830,394		51,925,781		31,895,455

Total accumulated earnings/(losses) - net	$367,384,091		$59,828,408		$(252,696,543)		$(32,788,133)

	Core Fixed Income Fund		High Yield Fund		Municipal Bond Fund		International Fixed Income Fund
Undistributed ordinary income - net	$4,153,843		$1,054,862		$146,258		$1,937,934
Undistributed long-term capital gains - net	—		—		1,518,038		—
Undistributed Tax Exempt Income - net	—		—		441,829		—

Total Undistributed earnings	4,153,843		1,054,862		2,106,125		1,937,934
Capital Loss Carryforward	—		(46,458,885)		—		(4,292,447)
Current Year Late Year Loss Deferral	—		—		—		—
Other book/tax temporary differences	(3,082,905	)(f)	(1,977,971	)(h)	(228)		(1,983,500	)(f)
Unrealized appreciation (depreciation)	16,867,573		3,864,715		5,971,478		1,056,578
Tax Exempt Spillback	—		—		—		—

Total accumulated earnings/(losses) - net	$17,938,511		$(43,517,279)		$8,077,375		$(3,281,435)

	Inflation- Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund
Undistributed ordinary income - net	$—		$250,887
Undistributed long-term capital gains - net	$—		$—

Total Undistributed earnings	$—		$250,887
Capital Loss Carryforward	$—		$(408,977)
Other book/tax temporary differences	$(388,100	)(f)	$(309,850	)(f)
Unrealized appreciation (depreciation)	$3,098,420		$485,800

Total accumulated earnings/(losses) - net	$2,710,320		$17,860

As of August 31, 2016, there were no significant differences between the book and tax components of net assets for Municipal Bond Fund.

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to ROC dividends received.
(d)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to ROC dividends received and real estate investments.
(e)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to ROC dividends received and real estate investments, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(f)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Notes to Financial Statements

(continued)

(g)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to distribution payables.
(h)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and interest accrual on defaulted bonds.
(i)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to ROC dividends received and real estate investments, and partnerships.

6. Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of August 31, 2016, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Large Cap Equity Fund*		Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	Core Fixed Income Fund
8/31/2016	$—		$—	$—	$—	$—
8/31/2017	24,317,714	**	—	—	—	—
8/31/2018	—		—	234,746,051	—	—
8/31/2019	—		—	—	—	—
Non-expiring:
Short-Term	—		—	22,648,825	37,722,592	—
Long-Term	—		—	49,668,941	18,574,211	—

	$110,142,882		$—	$307,063,817	$56,296,803	$—

Year of Expiration	High Yield Fund		Municipal Bond Fund	International Fixed Income Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
8/31/2016	$—		$—	$—	$—	$—
8/31/2017	6,697,249		—	—	—	—
8/31/2018	5,672,191		—	4,292,447	—	—
Non-expiring:
Short-Term	11,642,155		—	—	—	118,065
Long-Term	22,447,290		—	—	—	290,912

	$46,458,885		$—	$4,292,447	$—	$408,977

These amounts will be available to offset any future taxable capital gains.

*	Detail of Capital Loss Carryovers from February 5, 2016 merger with Large Cap Value Investments:

Year of Expiration		Caploss Utilized In Current Year	Remaining Capital Loss Carryforward
8/31/2017	$128,547,419	$104,229,705	$24,317,714
Non-expiring:
Short-Term	5,878,796	5,878,796	—
Long-Term	—	—	—

	$134,426,215	$110,108,501	$24,317,714

**	The capital loss carryovers for the Large Cap Equity Investments are subject to certain limitations upon availability, to offset future gains, pursuant to Section 381 of the Internal Revenue Code.

Notes to Financial Statements

(continued)

7. Recent Accounting Pronouncements

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The update intends to enhance the reporting model for financial instruments to provide users of financial instruments with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The ASU will also address measurement of credit losses on financial assets. ASU 2016-01 is effective for fiscal years beginning after 15 December 2017, including interim periods within those fiscal years. Early application is permitted. At this time, it is not anticipated that these changes will have an impact on the financial statements.

8. Reorganization

On October 6, 2015, the Board of Large Capitalization Value Equity Investments (“Large Cap Value”) and Large Capitalization Growth Investments (“Large Cap Growth”) approved the reorganization of Large Cap Value into Large Cap Growth, pursuant to which Large Cap Growth would continue as the surviving fund (the “Reorganization”). On February 5, 2016 (“Closing Date”), Large Capitalization Value Equity Fund was reorganized into Large Cap Growth. Subsequent to the Closing Date Large Cap Growth was renamed to Large Cap Equity Fund. The purpose of this transaction was to combine two funds with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of Large Cap Value for shares of Large Cap Growth. Shareowners holding shares of Large Cap Value received shares of Large Cap in the reorganization. The investment portfolio of Large Cap Value, with an aggregate value of $926,372,833 and an identified cost of $913,396,269 at February 5, 2016, was the principal asset acquired by Large Cap Growth.

For financial reporting purposes, assets received and shares issued by the Large Cap were recorded at net asset value, however, the cost basis of the investments received from Large Cap Value was carried forward to align ongoing reporting of Large Cap Growth’s realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

	Large Capitalization Value Investments (Pre-Reorganization)	Large Capitalization Growth Investments (Pre-Reorganization)	Large Cap Equity Investments (Post-Reorganization)
Net Assets	$973,690,395	$913,232,958	$1,886,923,353
Shares Outstanding	88,422,838	63,167,892	130,517,090

Exchange Ratio	Shares Issued In Reorganization
0.7617	67,349,198

	Unrealized Appreciation (Depreciation) on Closing Date	Accumulated Gain (Loss) on Closing Date
Large Capitalization Value Fund	$12,976,564	$(144,954,736)
Large Capitalization Growth Fund	$196,511,875	$335,434,156

Assuming the Reorganization had been completed on September 1, 2015, the beginning of the Large Cap Growth’s current fiscal period, the pro forma results of operations for the period ended August 31, 2016, are as follows:

Net investment income	$26,590,469
Net realized and unrealized gain	70,789,807

Increase in net assets from operations	$97,380,276

On October 6, 2015, the Board of Trustees of Small Capitalization Value Equity Investments (“Small-Mid Cap Value”) and Small Capitalization Growth Investments (“Small-Mid Cap Growth”) approved the reorganization of Small-Mid Cap Value into Small-Mid Cap Growth, pursuant to which Small-Mid Cap Growth would continue as the surviving fund (the “Reorganization”). On

Notes to Financial Statements

(continued)

February 5, 2016 (“Closing Date”), Small-Mid Cap Value was reorganized into Small-Mid Cap Growth. Subsequent to the Closing Date Small-Mid Cap Growth was renamed to Small-Mid Cap Equity Fund. The purpose of this transaction was to combine two funds with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of Small-Mid Cap Value for shares of Small-Mid Cap Growth. Shareowners holding shares of Small-Mid Cap Value received shares of Small-Mid Cap in the reorganization. The investment portfolio of Small-Mid Cap Value, with an aggregate value of $175,768,641 and an identified cost of $178,133,527 at February 5, 2016, was the principal asset acquired by Small-Mid Cap Growth.

For financial reporting purposes, assets received and shares issued by the Small-Mid Cap were recorded at net asset value, however, the cost basis of the investments received from Small-Mid Cap Value was carried forward to align ongoing reporting of Small-Mid Cap Growth realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

	Small Capitalization Value Investments (Pre-Reorganization)	Small Capitalization Growth Investments (Pre-Reorganization)	Small-Mid Cap Equity Investments (Post-Reorganization)
Net Assets	$187,304,118	$174,076,542	$361,380,660
Shares Outstanding	19,634,932	12,024,251	24,962,190

Exchange Ratio	Shares Issued In Reorganization
0.6589	12,937,939

	Unrealized Appreciation (Depreciation) on Closing Date	Accumulated Gain (Loss) on Closing Date
Small Capitalization Value Fund	$(2,364,886)	$26,692,117
Small Capitalization Growth Fund	$(3,715,701)	$47,577,318

Assuming the Reorganization had been completed on September 1, 2015, the beginning of the Small-Mid Cap Growth’s current fiscal period, the pro forma results of operations for the period ended August 31, 2016, are as follows:

Net investment income	$1,927,010
Net realized and unrealized gain	3,319,796

Increase in net assets from operations	$5,246,806

9. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any additional events or transactions that would require recognition or disclosure in the financial statements other than the distribution information below.

Subsequent to August 31, 2016, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Fund	High Yield Fund	Municipal Bond Fund	Ultra-Short Term Fixed Income Fund
9/01/16-9/30/16	$0.016620	$0.020169	$0.021392	$0.018395

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Large Cap Equity Fund (formerly, Large Capitalization Growth Investments), Small-Mid Cap Equity Fund (formerly, Small Capitalization Growth Investments), International Equity Fund (formerly, International Equity Investments), Emerging Markets Equity Fund (formerly, Emerging Markets Equity Investments), Core Fixed Income Fund (formerly, Core Fixed Income Investments), High Yield Fund (formerly, High Yield Investments), International Fixed Income Fund (formerly, International Fixed Income Investments), Municipal Bond Fund (formerly, Municipal Bond Investments), as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund as of August 31, 2016, and the related statements of operations, changes in net assets, cash flows for Inflation-Linked Fixed Income Fund and financial highlights for the period from March 8, 2016 (commencement of operation) to August 31, 2016. Each of the funds comprise the Capital Group Capital Markets Funds (collectively the “Funds”). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Consulting Group Capital Markets Funds as of August 31, 2016, the results of their operations, the changes in their net assets, the cash flows for Inflation-Linked Fixed Income Fund, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 31, 2016

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

The Consulting Group Capital Markets Funds (“Trust” and, each series thereof a “Fund”) and Consulting Group Advisory Services LLC (“Manager”), a business of Morgan Stanley Smith Barney Holdings LLC, have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, the Manager serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them pursuant to investment advisory agreements (the “Subadvisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each of the Sub-advisers.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially, as well as annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

At an in-person meeting held on May 25-26, 2016, the Board, including a majority of the Independent Trustees, approved the continuance of the Agreements for an annual period. Both in connection with the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive sessions separate from representatives of the Manager and the Sub-advisers. The Independent Trustees also were assisted in their review by an independent analyst of investment company contract review processes. In addition to the Management Agreement, the Board approved the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund:

Sub-adviser Name	Fund(s)

BlackRock Financial Management, Inc.	♦ Core Fixed Income Fund ♦ Large Cap Equity Fund[1] ♦ Small-Mid Cap Equity Fund[2] ♦ International Equity Fund[3] ♦ Emerging Markets Equity Fund[4]

Causeway Capital Management LLC	♦ International Equity Fund

Columbia Management Investment Advisers	♦ Large Cap Equity Fund[5]

Delaware Management Company	♦ Large Cap Equity Fund

Frontier Capital Management Co., LLC	♦ Small-Mid Cap Equity Fund

Hahn Capital Management, LLC	♦ Small-Mid Cap Equity Fund[6]

Lazard Asset Management LLC	♦ Large Cap Growth Fund[7] ♦ Emerging Markets Equity Fund

Lyrical Asset Management LP	♦ Large Cap Equity Fund

McDonnell Investment Management, LLC	♦ Municipal Bond Fund

Metropolitan West Asset Management LLC	♦ Core Fixed Income Fund

Neuberger Berman LLC	♦ Small-Mid Cap Equity Fund[8]

OppenheimerFunds, Inc.	♦ International Equity Fund

Pacific Investment Management Company LLC	♦ International Fixed Income Fund ♦ Inflation-Linked Fixed Income Fund[9] ♦ Ultra-Short Fixed Income Fund[10]

Board Approval of Management Agreement and Investment Advisory Agreements

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Sub-adviser Name	Fund(s)

PENN Capital Management Co., Inc.	♦ High Yield Fund

Rutabaga Capital Management LLC	♦ Small-Mid Cap Equity Fund

Schroder Investment Management North America Inc.	♦ International Equity Fund

Schroder Investment Management North America Ltd. (delegation agreement)	♦ International Equity Fund

Van Eck Associates Corporation	♦ Emerging Markets Equity Fund[11]

Wedgewood Partners, Inc.	♦ Large Cap Equity Fund[12]

Western Asset Management Company	♦ Core Fixed Income Fund ♦ High Yield Fund

Westfield Capital Management Co., L.P.	♦ Small-Mid Cap Equity Fund

1	Approval of Subadvisory Agreement for initial two-year period occurred on December 17, 2015. Subadvisory Agreement is dated February 22, 2016.
2	Approval of Subadvisory Agreement for initial two-year period occurred on December 17, 2015. Subadvisory Agreement is dated February 22, 2016.
3	Approval of Subadvisory Agreement for initial two-year period occurred on May 26, 2016. Subadvisory Agreement is dated July 15, 2016.
4	Approval of Subadvisory Agreement for initial two-year period occurred on May 26, 2016. Subadvisory Agreement is dated July 15, 2016.
5	Approval of Subadvisory Agreement for initial two-year period occurred on December 17, 2015. Subadvisory Agreement is dated February 22, 2016.
6	Approval of Subadvisory Agreement for initial two-year period occurred on December 17, 2015. Subadvisory Agreement is dated February 22, 2016.
7	Approval of Subadvisory Agreement for initial two-year period occurred on December 17, 2015. Subadvisory Agreement is dated February 22, 2016.
8	Approval of Subadvisory Agreement for initial two-year period occurred on December 17, 2015. Subadvisory Agreement is dated February 22, 2016.
9	Approval of Subadvisory Agreement for initial two-year period occurred on December 17, 2015. Subadvisory Agreement is dated January 20, 2016
10	Approval of Subadvisory Agreement for initial two-year period occurred on December 17, 2015. Subadvisory Agreement is dated January 20, 2016.
11	Approval of Subadvisory Agreement for initial two-year period occurred on May 26, 2016. Subadvisory Agreement is dated July 20, 2016.
12	Approval of Subadvisory Agreement for initial two-year period occurred on December 17, 2015. Subadvisory Agreement is dated February 22, 2016.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreement and the Subadvisory Agreements, respectively, during the meeting and during the past year, as applicable. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers for Board approval and the Manager’s supervisory activities over the Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the respective Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the Fund’s assets managed by the respective Sub-adviser, and other key personnel at the Sub-adviser. The Board specifically took into account each Sub-adviser’s investment process and capabilities, evaluating, if applicable, how the Sub-adviser complemented each of the other Sub-advisers to the respective Fund.

The Independent Trustees also discussed the acceptability of the terms of the Sub-Advisory Agreements. The Independent Trustees considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided to the Funds by the Sub-advisers. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act and those of each Sub-adviser.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

During the course of the year and at the meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team primarily responsible for the management of the Funds. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

As to each Fund, the Board received and considered performance information provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data, for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”). As to each Fund, the Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also noted that it had received and discussed with advisory personnel of the Trust at periodic intervals throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. In addition, as to each Sub-adviser, the Board received and considered performance information provided by the Manager for the Sub-adviser managing the portion of the respective Fund’s assets allocated to it. The information comparing each Fund’s performance to that of its Performance Universe was for the one-, three-, five- and ten-year periods ended March 31, 2016. The Board noted that the Core Fixed Income Fund performed better than the median performance of the funds in its Performance Universe for each period, but that the Small-Mid Cap Equity Fund performed below the median performance of the funds in its Performance Universe for each period. It was noted that the comparative information for the Small-Mid Cap Equity Fund reflected the period prior to the fund merger and, therefore, was a comparison of the fund’s prior growth strategy with a group of small cap core funds. The Board also noted that the Large Cap Equity Fund and the International Equity Fixed Income Fund performed at or above the median performance of the funds in their respective Performance Universes for each period, except the one-year period. It was noted that the comparative information for the Large Cap Equity Fund reflected the period prior to the fund merger and, therefore, was a comparison of the fund’s prior growth strategy with a group of large cap core funds. The Board further noted that the International Equity Fund and the Emerging Markets Equity Fund performed better than the median performance of the funds in their respective Performance Universes for the one-year period, but that the Funds performed at or below the median performance of the funds in the Performance Universe for the remaining periods. The Board also noted the High Yield Fund and the Muni Bond Fund performed at or below the median performance of the funds in their respective Performance Universes for each of the periods noted. The Independent Trustees and representatives of the Manager then discussed management’s efforts to improve the performance of those Funds underperforming their peer groups and benchmarks, and the Board noted the positive results of changes in Sub-advisers and fund mergers, as reflected in the improved one-year performance. During the discussion, the Trustees and representatives of the Manager considered the Funds’ performance in light of overall financial market conditions and the nature of the investment objectives and strategies of certain Funds, prospectus disclosure regarding the risks involved with such strategies and investor expectations.

Based on its review, as to each Fund, the Board was generally satisfied with the overall performance of the Fund and with the efforts of the Manager and respective Sub-advisers to continue to improve performance. The Trustees determined to continue to evaluate the Funds’ performance and to continue to periodically review Fund performance with the Manager.

Management Fees and Expense Ratios

As to each Fund, the Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for a Fund and considered the actual fee rate (after taking any such waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and expense reimbursements could be discontinued. The Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by the Fund and its shareholders. The Board also reviewed with management the scope of services provided to the Fund by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial,

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-Advisers. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other subadvised funds and accounts managed by the Sub-advisers.

Additionally, the Board received and considered information comparing each Funds’ Contractual Management Fees and Actual Management Fees and the Fund’s actual total expenses with those of a group of funds selected by Lipper as comparable to the particular Fund (the “Expense Group”) and a broader group of retail no-load funds selected by Lipper (the “Expense Universe”). This information showed that each Fund’s Contractual Management Fee, except for that of the High Yield Fund, which was slightly higher than the median, was lower than the median Contractual Management Fee for the funds in the applicable Expense Group, and that each Fund’s Actual Management Fee was lower than the average Actual Management Fee for the funds in the applicable Expense Universe. The Independent Trustees also noted that the Lipper expense information showed that each Fund’s actual total expense ratio, except for the Municipal Bond Fund, which was slightly higher than the median, was lower than the median of the total expense ratios of the funds in the applicable Expense Group. The Lipper expense information also showed that each Fund’s actual total expense ratio was lower than the average total expense ratios of the funds in the applicable Expense Universe.

The Board determined that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing subadvisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. As to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economics of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management resources.

Other Benefits to the Manager and the Sub-advisers

As to each Fund, the Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board approved the Management Agreement and the Subadvisory Agreements to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Subadvisory Agreements.

Additional Information

(unaudited)

Trustees and Officers of the Trust

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSB Holdings”), serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

John J. Murphy Murphy Capital Management, Inc. 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Chairman and Trustee	Since 2002 (Chairman since 2010)	Founder and Senior Principal, Murphy Capital Management (investment management) (1983-present)	10	Trustee, Legg Mason Partners Equity Trust (2007-present); Trustee, UBS Funds (2009-present); and Director, Fort Dearborn Income Securities (2013-present)

Adela Cepeda A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, IL 60606 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-October 2016); and Managing Director, Public Financial Management, Inc. (October 2016-present)	10	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004-present); Director, Fort Dearborn Income Securities (2000-present); formerly, Director, Amalgamated Bank of Chicago (2003-2012); and formerly, Director, Municipal Securities Rulemaking Board (2010-2012)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

W. Thomas Matthews 453 Banks Mill Road Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	10	Chairman Emeritus, Congressional Medal of Honor Foundation (2009-present), formerly Treasurer (2009-2016); and Director, America’s Warrior Partnership (2013-present), formerly Chairman (2013-2016)

Mark J. Reed North American Management 1 North Brentwood Blvd., Suite 1510 St. Louis, MO 63105 Birth Year: 1964	Trustee	Since 2007	Principal and Portfolio Manager, North American Management Corp. (2013-present); and Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc. (1988-2013)	10	None

Eric T. McKissack, CFA® Channing Capital Management, LLC 10 S. LaSalle Street, Suite 2401 Chicago, IL 60603 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer, Channing Capital Management, LLC (investment management) (2004-present)	10	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); Director, Rehabilitation Institute of Chicago (2000-present); and Director, Urban Gateways (1995-present); and formerly, Director, ICMA Retirement Corp. (2005-2012)

INTERESTED TRUSTEE

David Berdon** Morgan Stanley 522 Fifth Avenue, 12th Floor, New York, NY 10036 Birth Year: 1970	Trustee and Chief Executive Officer and President	Since August 2015	Managing Director, Morgan Stanley (2013-present); Managing Director, Goldman Sachs (2001-2013)	10	None

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Francis Smith Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1965	Chief Financial Officer (“CFO”) and Treasurer	Since 2014	Executive Director, Morgan Stanley (2001-present); Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 485 Lexington Ave, 11th Floor New York, NY 10017 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); Senior Vice President and Associate General Counsel, Pine Bridge Investments (2011-2014); Corporate Counsel, Franklin Templeton Investments (2006-2011)

Philip Stack Morgan Stanley 2000 Westchester Avenue, 3rd Floor Purchase, NY 10577 Birth Year: 1964	Chief Compliance Officer	Since 2013	Executive Director, Morgan Stanley (2015-Present); Vice President, Morgan Stanley (2013-2015); Vice President Corporate Audit Group – Compliance, Morgan Stanley (2012-2013); Vice President, Director of Investment Compliance and Risk Management, Gannett Welsh & Kotler (2008-2012)

Donna Marley Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1955	Chief Administrative Officer Chief Operating Officer	Since August 2015 2011-2015	Executive Director, Morgan Stanley (2009-present); Director, Consulting Group Product Governance, Morgan Stanley (2011-present); Director, Consulting Group Risk Management, Morgan Stanley (2009-2011)

Robert Garcia Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1983	Chief Operating Officer Investment Officer Co-Chief Operating Officer	Since May 2016 Since July 2015 August 2015-May 2016	Executive Director and Head of Portfolio Operations, Morgan Stanley (2016-present); Head of Packaged Digital Solutions, Morgan Stanley (2015-present); Head of Strategy and Development- Global Investment Solutions, Morgan Stanley (2013-2015); Overlay Portfolio Manager, Morgan Stanley (2009-2013)

Franceen Jansen Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1959	Investment Officer	Since August 2015	Executive Director, Morgan Stanley (2010-present)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Brian Mulley Morgan Stanley 522 Fifth Avenue, 11th Floor New York, NY 10036 Birth Year: 1977	Investment Officer	Since August 2015	Investment Analyst, Executive Director, Morgan Stanley (2005-present)

Paul Ricciardelli Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1969	Investment Officer	Since August 2015	Head of Manager Solutions, Morgan Stanley (2015-present); Head of IAR/GIMA, Morgan Stanley (2011- present); Director, Investment Management and Guidance, Merrill Lynch (1999-2011)

Matthew Rizzo Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1970	Investment Officer	Since August 2015	Executive Director, Manager Solutions, Morgan Stanley (2015- present); Head of Investment Strategy and Content, Morgan Stanley (2012-2015); Senior Analyst, Morgan Stanley Smith Barney (2006-2012)

Sukru Saman Morgan Stanley 522 5th Avenue, 12th Floor New York, NY 10036 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present); Due Diligence Analyst, Morgan Stanley Wealth Management (2009-2013)

Lisa Shalett Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1963	Investment Officer	Since August 2015	Head of Investment and Portfolio Strategies, Morgan Stanley (2013-present); Chief Investment Officer, Bank of America/Merrill Lynch (2011-2013); Head of Alliance Growth Equities, Alliance Bernstein (1995-2010)

Drew Soffer Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1967	Investment Officer	Since August 2015	Executive Director, Morgan Stanley (2011-present)

Michael Wilson Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1967	Investment Officer	Since August 2015	Managing Director, Chief Investment Officer, Morgan Stanley Wealth Management (2012-present); Managing Director, Head of Content Distribution Institutional Equities Division, Morgan Stanley (2009-2012)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Anthony Scaturro Morgan Stanley 485 Lexington Ave, 11th Floor New York, NY 10017 Birth Year: 1974	Anti-Money Laundering (“AML”) Compliance Officer	Since August 2015	AML Compliance Officer, Morgan Stanley (2014-present); Field Compliance Officer, Morgan Stanley (2009-2014)

James J. Tracy Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Product Management Officer Trustee Chief Executive Officer and President	Since May 2016 2013-2015 2013-2015	Managing Director, Director of Consulting Group Wealth Advisory Solutions (2012-present); Director, Morgan Stanley (2012-present); Managing Director, Director of National Sales and Business Development, Morgan Stanley (2011-2012); Managing Director and Chief Operating Officer of Distribution and Development for Global Wealth Management, Morgan Stanley (2010-2011)

Katen Rubeo Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1983	Product Management Officer	Since May 2016	Head of Strategic Initiatives for Consulting Group and Practice Management, Morgan Stanley (2016-Present); Head of Business Control for Consulting Group, Morgan Stanley (2015-2016); Head of Consulting Group Advisor, Morgan Stanley (2011-2015)

Steven Ross Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present); Vice President, Morgan Stanley (2005-2013)

Robert Creaney Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1974	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (1997-present)

Michael Conklin Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1977	Assistant Treasurer	Since 2014	Vice President, Morgan Stanley (2013-present); Vice President, First Trust Portfolios (2009-2013)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Practice Lead for Portfolio Compliance, Fund Administration, BBH&Co. (2015-present); Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. (2005-present)

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Berdon is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

Currently, five of the six Trustees on the Board (83%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). The Board has appointed Mr. Murphy, an Independent Trustee, to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Corporate Governance and Nominating Committee. Each Committee is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Additional Information

(unaudited) (continued)

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that Ms. Cepeda and Messrs. Matthews, Murphy, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Berdon has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Board Committees

The Trust has an Audit Committee and a Corporate Governance and Nominating Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Ms. Cepeda and Messrs. Matthews, Murphy, McKissack and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee met three times during the Trust’s most recent fiscal year.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year/period ended August 31, 2016:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	High Yield Fund
Record Date	12/4/2015	12/4/2015	12/4/2015	12/4/2015	Monthly
Payable Date	12/7/2015	12/7/2015	12/7/2015	12/7/2015	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	100%	4.88%	100%	80.46%	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	100%	4.78%	—	0.98%	—
Foreign Source Income	—	—	95.15%	97.06%	—
Foreign Tax Paid Per Share	—	—	0.01890	0.02413	—
Long-Term Capital Gain Dividend	4.80011	5.09118	—	—	—

	Core Fixed Income Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Record Date	Monthly	12/4/2015	Monthly	Monthly	Monthly
Payable Date	Monthly	12/7/2015	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—	—	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—	—	—
Interest from Tax-Exempt Obligations	—	—	100%	—	—
Interest from Federal Obligations	32.74%	15.86%	—	—	—
Long-Term Capital Gain Dividend	0.04365	—	0.02149	—	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

MORGAN STANLEY SMITH BARNEY LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-888-454-3965 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-454-3965 (ask for “Consulting Group”), (2) on the Funds’ website at www.morganstanley.com/cgcm and (3) on the SEC’s website at www.sec.gov.

© 2016 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley.

Consulting Group Capital Markets Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2. CODE OF ETHICS.

As of the period ended August 31, 2016 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Mark J. Reed possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Reed as the Registrant’s audit committee financial expert. Mr. Reed is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2016 and August 31, 2015 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $527,300 in 2016 and $531,100 in 2015.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2016, and August 31, 2015, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2016 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2016 and August 31, 2015 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $87,165 in 2016 and $90,880 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2016, and August 31, 2015, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2016 and $0 for 2015.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2016 and 0% for 2015; Tax Fees were 0% for 2016 and 0% for 2015; and Other Fees were 0% for 2016 and 0% for 2015.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $5,000 for 2016 and $0 in 2015.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consulting Group Capital Markets Funds

By:	/s/ David Berdon
David Berdon
Chief Executive Officer Consulting Group Capital Markets Funds

Date: November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David Berdon
David Berdon Chief Executive Officer Consulting Group Capital Markets Funds

Date: November 4, 2016

Consulting Group Capital Markets Funds

By:	/s/ Francis Smith
Francis Smith Chief Financial Officer Consulting Group Capital Markets Funds

Date: November 4, 2016